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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09885

Janus Adviser Series
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado			80206
(Address of principal executive offices)			(Zip code)

Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-333-3863

Date of fiscal year end:	7/31

Date of reporting period:	1/31/08

Item 1 - Reports to Shareholders

2008 Semiannual Report

Janus Adviser Series

Alternative

Janus Adviser Long/Short Fund

Janus Adviser Global Real Estate Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics
    and holdings

Janus Adviser Series

Useful Information About Your Fund Report	1

Management Commentaries and Schedules of Investments	1

Alternative

Long/Short Fund	2

Global Real Estate Fund	14

Statements of Assets and Liabilities	22

Statements of Operations	23

Statements of Changes in Net Assets	24

Financial Highlights	25

Notes to Schedules of Investments	30

Notes to Financial Statements	31

Additional Information	43

Explanations of Charts, Tables and Financial Statements	47

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was January 31, 2008. As the investing environment changes, so could the managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding the Fund's Expense Example, which appear in the Fund's Management Commentaries within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from August 1, 2007 to January 31, 2008 for Janus Adviser Long/Short Fund and the period November 28, 2007 to January 31, 2008 for Janus Adviser Global Real Estate Fund.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Fund's total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least December 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees (where applicable). Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series January 31, 2008 1

Janus Adviser Long/Short Fund (unaudited)

Fund Snapshot

This fund seeks to capitalize on global opportunities, utilizing both long and short positions to seek to deliver strong risk-adjusted returns over time.

David Decker

lead co-portfolio manager

Daniel Kozlowski

co-portfolio manager

Daniel Riff

co-portfolio manager

Thank you for your continued investment in Janus Adviser Long/Short Fund. During the six-month period ended January 31, 2008, the Fund's Class S Shares returned 2.77% versus (4.32)% returned by the primary benchmark, the S&P 500® Index. The Fund's secondary benchmark, the London Interbank Offered Rate (LIBOR), returned 2.36% for the period. While the Fund's primary benchmark is the S&P 500® Index, the Fund's beta to the S&P, which measures relative volatility, is approximately 0.20. Therefore we believe it is important not to view the Fund's relative return versus the primary index as the only indicator of performance. Rather, the goal of the Fund is first and foremost to seek to preserve capital in difficult environments and then to generate positive risk-adjusted returns over time. The performance of the Fund during the period was consistent with that goal.

The market environment over the past year has become increasingly volatile due to increasing economic concerns. Many years of speculation in the U.S. housing market fueled by excess liquidity and poor credit standards has resulted in a credit crisis that, in our view, threatens to put the U.S. economy in, at best, an economic slowdown and at worst, a full-blown recession. The impact of that threat has caused disruptions in world markets as investors rethink their tolerance for, and their willingness to price risk. In fact, a counter argument to the view of "global decoupling" (the view that as global economies have grown and diversified they have become increasingly less impacted by the U.S. economy) is that the globalization of capital flows has "coupled" risk even more, as evidenced by the fact that U.S. subprime debt has shown up on the books of banks from China to Japan to France. This coupling of risk in the global capital markets also means that a change in risk tolerance can be felt almost simultaneously throughout the global financial system, and as we saw in early January, the magnitude of these reactions can be extremely painful.

The key question is whether the global correction we have seen over the past five months has satisfactorily discounted the economic risks we have faced. The answer, unfortunately, is we have no idea. Though we believe the correction has reduced some of the risk, we leave forecasting the unknown to market pundits. We instead seek to identify and invest in companies that we believe are creating value through an improvement in return on invested capital (ROIC). Conversely, we will continue to sell short companies that we believe are destroying shareholder value through a degradation in ROIC.

In our effort to preserve capital, Janus Adviser Long/Short Fund takes positions, both long and short, in an attempt to minimize the impact of market disruption, as well as to seek to generate positive returns, irrespective of whether equities are in favor. In 2007 we became increasingly concerned that the markets were not discounting the potential negative impact of an increasingly likely economic disruption from the U.S. housing crisis. During the period, we were very successful shorting positions in certain economic and credit-sensitive financial companies and retailers. The Fund also used options and total return swaps to fully utilize the research process. Please see the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

Long Positions that Worked

During the period, a number of our long positions performed well. The three largest contributors to the Fund based on relative contribution were: glass maker Owens-Illinois (up slightly over 26%), which continues to improve its ROIC; Cypress Semiconductor (up nearly 39%), which benefited from its ownership of solar power provider SunPower; and Deutsche Boerse (up approximately 60%), the operator of the Frankfurt Stock Exchange benefited from strong volume and a clear focus on cost control.

Long Positions that did not Work

During the period we had a few long positions that performed poorly, most notably retailer J.C. Penney (down nearly 30%) and firearms maker Sturm Ruger and Company (down slightly over 54%). We chose to increase the position in each because we believe each offers excellent value, despite the fact that the current retail environment is difficult.

2 Janus Adviser Series January 31, 2008

(unaudited)

Short Positions

We do not, as a policy, provide specific commentary on our short positions. This is for two reasons:

1) We do not believe it serves anyone well to publicly criticize companies.

2) It is very important to us that current shareholders benefit from our ideas. Due to the difficult nature of shorting, to the extent we are public about our positions, it may make it difficult for us to execute at the best prices for shareholders.

Concluding Comments

While we certainly believe economic risks remain, we believe that forecasting the future direction of global markets is a fruitless activity. For this reason, the strategy of Janus Adviser Long/Short Fund is to attempt to profit from companies that we believe are creating value, as well as profit from those that are destroying value. This way, irrespective of the direction of the global markets, it is our intention to provide solid long-term risk-adjusted returns.

We thank you again for your continued investment in Janus Adviser Long/Short Fund.

Janus Adviser Series January 31, 2008 3

Janus Adviser Long/Short Fund (unaudited)

Janus Adviser Long/Short Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Owens-Illinois, Inc.	0.93%
Cypress Semiconductor Corp.	0.59%
Deutsche Boerse A.G.	0.45%
National Thermal Power Corporation, Ltd.	0.39%
Datang International Power Generation Company, Ltd.	0.39%

5 Largest Detractors from Performance – Holdings

Contribution
J.C. Penney Company, Inc.	(1.19)%
Sturm Ruger and Company, Inc.	(0.83)%
St. Joe Co.	(0.41)%
USG Corp.	(0.39)%
BJ Services Co.	(0.37)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Materials	0.93%	10.71%	3.23%
Utilities	0.74%	6.00%	3.54%
Energy	0.62%	6.38%	11.88%
Other*	0.13%	0.32%	0.00%
Health Care	0.06%	5.06%	11.98%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Consumer Discretionary	(2.66)%	21.25%	9.07%
Industrials	(0.80)%	8.59%	11.49%
Information Technology	(0.37)%	3.18%	16.34%
Consumer Staples	(0.37)%	5.24%	9.90%
Financials	(0.32)%	21.27%	18.93%

* Industry not classified by Global Industry Classification Standard

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2008

Emerging markets comprised 12.7% of total net assets.

As of July 31, 2007

Emerging markets comprised 11.8% of total net assets.

Top Country Allocations – Short Positions (% of Securities Sold Short)

As of January 31, 2008

Emerging markets comprised 1.4% of total net assets.

As of July 31, 2007

Emerging markets comprised 0.4% of total net assets.

4 Janus Adviser Series January 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2008						Expense Ratios – for the fiscal year ended July 31, 2007
	Fiscal Year-to-Date	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Long/Short Fund - Class A Shares						3.46%	3.46	%(a)
NAV	2.88%	13.14%		19.82%
MOP	(3.01)%	6.66%		15.18%
Janus Adviser Long/Short Fund - Class C Shares						4.60%	4.20	%(a)
NAV	2.53%	12.23%		18.92%
CDSC	1.51%	11.11%
Janus Adviser Long/Short Fund - Class I Shares	3.04%	13.40%		20.18%		3.26%	3.21	%(b)
Janus Adviser Long/Short Fund - Class R Shares	2.32%	12.17%		18.94%		7.95%	3.67	%(c)
Janus Adviser Long/Short Fund - Class S Shares	2.77%	12.92%		19.62%		4.42%	3.99	%(c)
S&P 500® Index	(4.32)%	(2.31)%		7.60%
London Interbank Offered Rate (LIBOR)	2.36%	5.07%		7.84%
Lipper Quartile - Class S Shares	–	1	st	1	st
Lipper Ranking - Class S Shares based on total returns for Long/Short Equity Funds	–	4/86		3/64

  Visit janus.com/info to view up-to-date performance
  and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower. Effective for shares purchased on or after February 15, 2008, the period during which a redemption fee may apply will change from three months or less to 90 days or less.

(a) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Janus Adviser Series January 31, 2008 5

Janus Adviser Long/Short Fund (unaudited)

(c) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Annual expense ratios include dividends on interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team's ability to accurately anticipate the future value of a security. The Fund's losses are potentially unlimited in a short sale transaction. The Fund's use of short sales in effect leverages the Fund's portfolio. The Fund's use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Fund commenced operations on August 1, 2006. The performance shown for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares reflects the performance of the Fund's respective class from August 1, 2006 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

August 3, 2006 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date – August 1, 2006

6 Janus Adviser Series January 31, 2008

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,028.80	$17.95
Hypothetical (5% return before expenses)	$1,000.00	$1,007.44	$17.76
Expense Example - Class C Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,025.30	$22.25
Hypothetical (5% return before expenses)	$1,000.00	$1,003.17	$22.00
Expense Example - Class I Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,030.40	$16.84
Hypothetical (5% return before expenses)	$1,000.00	$1,008.55	$16.66
Expense Example - Class R Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,023.20	$21.16
Hypothetical (5% return before expenses)	$1,000.00	$1,004.22	$20.96
Expense Example - Class S Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,027.70	$19.73
Hypothetical (5% return before expenses)	$1,000.00	$1,005.68	$19.51

*Expenses are equal to the annualized expense ratios of 3.52% for Class A Shares, 4.37% for Class C shares, 3.30% for Class I Shares, 4.16% for Class R Shares and 3.87% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Adviser Series January 31, 2008 7

Janus Adviser Long/Short Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares/Principal/Contract Amounts		Value
Common Stock - 89.2%
Aerospace and Defense - 1.4%
247,925	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	$10,759,945
Airlines - 1.7%
719,139	Frontier Airlines Holdings, Inc.*	2,157,417
336,890	Ryanair Holdings PLC (ADR)*	11,258,864
		13,416,281
Airport Development - Maintenance - 0.1%
120,882	Macquarie Airports	427,373
Apparel Manufacturers - 0.5%
485,853	Burberry Group PLC	4,229,307
Automotive - Cars and Light Trucks - 0.6%
79,277	BMW A.G.	4,412,369
Brewery - 3.7%
356,986	InBev N.V.	29,396,608
Broadcast Services and Programming - 4.8%
543,029	Liberty Global, Inc. - Class A*	21,943,802
143,900	Liberty Media Corp. - Capital*	15,486,518
		37,430,320
Building - Heavy Construction - 0.3%
1,088,000	YTL Corporation Berhad	2,615,345
Building - Mobile Home and Manufactured Homes - 0.4%
91,435	Thor Industries, Inc.	3,229,484
Building and Construction Products - Miscellaneous - 0.4%
84,904	USG Corp.*	3,107,486
Building Products - Cement and Aggregate - 1.2%
250,622	Cemex S.A. de C.V. (ADR)*	6,794,362
424,333	Gujarat Ambuja Cements, Ltd.	1,314,866
11,290	Martin Marietta Materials, Inc.	1,385,509
		9,494,737
Building Products - Wood - 0.1%
38,785	Masco Corp.	889,340
Cable Television - 1.0%
227,390	DIRECTV Group, Inc.*	5,134,466
3,394	Jupiter Telecommunications Company, Ltd.*	2,867,393
		8,001,859
Casino Hotels - 0.1%
107,743	Crown, Ltd.*	1,125,631
Chemicals - Diversified - 0.7%
61,465	Bayer A.G.	5,085,221
Commercial Banks - 1.7%
142,907	ICICI Bank, Ltd.	4,205,978
43,817	ICICI Bank, Ltd. (ADR)	2,662,321
572,000	Mitsubishi UFJ Financial Group, Inc.	5,666,064
93	Mizuho Financial Group, Inc.	440,839
		12,975,202
Commercial Services - Finance - 0.4%
109,135	Euronet Worldwide, Inc.*	2,885,529
Containers - Metal and Glass - 3.5%
547,030	Owens-Illinois, Inc.*	27,570,312
Distribution/Wholesale - 1.9%
3,947,040	Li & Fung, Ltd.	15,180,693

Shares/Principal/Contract Amounts		Value
Diversified Operations - 3.4%
472,727	Barloworld, Ltd.	$5,629,913
1,130,000	China Merchants Holdings International Company, Ltd.	5,494,408
450,900	Compass Diversified Trust	6,520,014
27,965	Ingersoll-Rand Co. - Class A	1,105,177
63,780	Siemens A.G.	8,298,610
		27,048,122
Electric - Generation - 1.5%
232,945	AES Corp.*	4,444,591
1,634,000	Datang International Power Generation Company, Ltd.	1,010,986
1,269,262	National Thermal Power Corporation, Ltd.	6,394,576
		11,850,153
Electric - Integrated - 1.5%
4,176,130	Tenaga Nasional Berhad	11,819,303
Electric - Transmission - 1.1%
3,261,750	Power Grid Corporation of India, Ltd.*	8,631,027
Electronic Components - Semiconductors - 0.5%
508,050	Amkor Technology, Inc.*	3,881,502
Electronic Measuring Instruments - 0.5%
139,745	Trimble Navigation, Ltd.*	3,696,255
Finance - Investment Bankers/Brokers - 1.2%
274,200	Interactive Brokers Group, Inc.*	9,544,902
Financial Guarantee Insurance - 1.0%
323,595	Assured Guaranty, Ltd.	7,656,258
Firearms and Ammunition - 1.7%
399,659	Smith & Wesson Holding Corp.*	1,898,380
1,246,175	Sturm Ruger and Company, Inc.*	11,178,190
		13,076,570
Food - Diversified - 0.4%
133,324	Cadbury Schweppes PLC	1,471,466
853,000	FU JI Food & Catering Services	1,471,333
		2,942,799
Food - Retail - 0.3%
287,605	Tesco PLC	2,399,277
Forestry - 2.7%
206,047	Plum Creek Timber Company, Inc.	8,602,462
190,259	Weyerhaeuser Co.	12,884,340
		21,486,802
General - 0%
649,530	Trinity, Ltd.ºº,§	295,722
Hotels and Motels - 0%
3,355	Home Inns & Hotels Management, Inc. (ADR)*	93,906
Independent Power Producer - 0.3%
63,290	NRG Energy, Inc.*	2,442,361
Industrial Gases - 0.4%
348,000	Taiyo Nippon SANSO Corp.	3,315,055
Insurance Brokers - 0.3%
60,970	Willis Group Holdings, Ltd.	2,148,583
Investment Companies - 5.2%
1,106,926	Australian Infrastructure Fund	2,756,814
49,610	CurrencyShares Japanese Yen Trust*	4,655,402
197,625	streetTracks Gold Trust*	18,070,829
42,100	UltraShort Financials ProShares	4,094,225
237,380	UltraShort QQQ ProShares	11,624,499
		41,201,769

See Notes to Schedules of Investments and Financial Statements.
8 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares/Principal/Contract Amounts		Value
Investment Management and Advisory Services - 0%
1,107	Future Capital Holdings, Ltd.ß,ºº	$21,510
Life and Health Insurance - 0.5%
1,449,439	Sanlam, Ltd.	3,806,765
Medical - Biomedical and Genetic - 1.8%
307,830	Amgen, Inc.*	14,341,800
Medical - HMO - 0.7%
91,508	Coventry Health Care, Inc.*	5,177,523
Medical Labs and Testing Services - 0.4%
202,100	Diagnosticos da America	3,483,294
Medical Products - 2.2%
223,440	Zimmer Holdings, Inc.*	17,488,649
Metal - Diversified - 0.5%
388,560	Ivanhoe Mines, Ltd. (U.S. Shares)*	3,753,490
Metal Processors and Fabricators - 0.2%
177,137	Bharat Forge, Ltd.	1,275,851
Multimedia - 0.9%
107,743	Consolidated Media Holdings, Ltd.	435,468
348,920	News Corporation, Inc. - Class A	6,594,588
		7,030,056
Oil - Field Services - 0.2%
86,350	BJ Services Co.	1,878,113
Oil Companies - Exploration and Production - 2.3%
93,895	Chesapeake Energy Corp.	3,495,711
198,755	Forest Oil Corp.*	8,987,701
45,195	Mariner Energy, Inc.*	1,132,587
140,535	Sandridge Energy, Inc.*	4,276,480
		17,892,479
Oil Companies - Integrated - 1.9%
133,615	Petroleo Brasileiro S.A. (ADR)	14,849,971
Oil Refining and Marketing - 0.3%
36,483	Reliance Industries, Ltd.	2,304,602
Paper and Related Products - 1.0%
27,355	Aracruz Celulose S.A. (ADR)	1,964,363
84,815	Rayonier, Inc.	3,589,370
71,720	Votorantim Celulose e Papel S.A. (ADR)	2,119,326
		7,673,059
Pipelines - 1.6%
90,226	Enbridge, Inc.	3,603,467
162,230	Kinder Morgan Management LLC*	8,760,420
		12,363,887
Publishing - Periodicals - 0%
23,135	Playboy Enterprises, Inc. - Class B*	196,185
Real Estate Management/Services - 4.2%
643,245	CB Richard Ellis Group, Inc.*	12,485,385
111,500	Daito Trust Construction Company, Ltd.	6,000,602
18,555	Jones Lang LaSalle, Inc.	1,443,579
485,000	Mitsubishi Estate Company, Ltd.	12,900,551
		32,830,117
Real Estate Operating/Development - 5.6%
4,816,470	CapitaLand, Ltd.	20,260,691
458,710	Forestar Real Estate Group, Inc.*	10,476,936
887,000	Hang Lung Properties, Ltd.	3,546,875
1,568,000	New World Development Company, Ltd.	4,865,102
133,375	St. Joe Co.	5,177,618
		44,327,222

Shares/Principal/Contract Amounts		Value
Reinsurance - 0.1%
219	Berkshire Hathaway, Inc. - Class B*	$996,450
REIT - Diversified - 0.3%
28,470	Vornado Realty Trust	2,573,688
REIT - Mortgages - 1.7%
317,905	Chimera Investment Corp.	6,087,881
327,520	Gramercy Capital Corp.	7,582,088
		13,669,969
REIT - Regional Malls - 0.2%
18,600	Simon Property Group, Inc.	1,662,468
REIT - Warehouse and Industrial - 2.3%
298,715	ProLogis	17,728,735
Resorts and Theme Parks - 2.8%
463,555	Vail Resorts, Inc.*	21,944,694
Retail - Apparel and Shoe - 1.6%
239,083	Limited, Inc.	4,564,094
14,700	PAL CO., Ltd.	240,266
184,815	Under Armour, Inc. - Class A*	7,438,804
		12,243,164
Retail - Consumer Electronics - 0.2%
17,570	Yamada Denki Company, Ltd.	1,877,061
Retail - Convenience Stores - 0.1%
2,414,000	Convenience Retail Asia, Ltd.	894,195
Retail - Drug Store - 0.7%
134,725	CVS/Caremark Corp.	5,263,706
Retail - Hypermarkets - 0.7%
8,438,000	Wumart Stores, Inc.	5,774,327
Retail - Major Department Stores - 1.7%
232,445	J.C. Penney Company, Inc.	11,020,218
136,368	Pantaloon Retail India, Ltd.	2,081,206
		13,101,424
Retail - Miscellaneous/Diversified - 0.6%
372,500	Aeon Co., Ltd.	4,518,081
Retail - Petroleum Products - 0.5%
138,700	World Fuel Services Corp.	3,670,002
Retail - Restaurants - 0.5%
268,475	Domino's Pizza, Inc.*	3,653,945
Semiconductor Components/Integrated Circuits - 0.5%
1,246,740	Atmel Corp.*	3,939,698
Television - 0.1%
64,190	British Sky Broadcasting Group PLC	701,710
Tools - Hand Held - 0.3%
28,500	Black & Decker Corp.	2,067,390
Transportation - Marine - 0.5%
204,590	Horizon Lines, Inc. - Class A	3,844,246
Transportation - Services - 2.7%
55,680	FedEx Corp.	5,204,966
2,155,000	Integrated Distribution Services Group, Ltd.	6,305,216
136,920	United Parcel Service, Inc. - Class B	10,017,067
		21,527,249
Travel Services - 0.3%
53,240	Ctrip.com International, Ltd. (ADR)	2,430,938
Total Common Stock (cost $710,100,861)		700,541,121

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 9

Janus Adviser Long/Short Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares/Principal/Contract Amounts		Value
Purchased Options - Calls - 0.2%
540	Nabors Industries, Ltd. expires March 2008 exercise price $22.50	$264,600
90	S&P 500® Index expires April 2008 exercise price $1,375.00	523,800
516	St. Joe Co. (LEAPS) expires January 2010 exercise price $30.00	660,480
Total Purchased Options - Calls (premiums paid $1,394,423)		1,448,880
Purchased Options - Puts - 1.3%
5,080	Amkor Technology, Inc. expires June 2008 exercise price $7.50	635,000
285	Black & Decker Corp. expires May 2008 exercise price $60.00	57,000
2,686	CB Richard Ellis Group, Inc. expires June 2008 exercise price $17.50	577,490
1,035	Corus Bankshares, Inc. expires March 2008 exercise price $10.00	51,750
501	J.C. Penney Company, Inc. expires May 2008 exercise price $32.50	47,595
8,590	MSCI World Excluding Europe Index expires March 2008 exercise price $1,259.32	254,634
6,561	MSCI World Excluding Europe Index expires March 2008 exercise price $1,343.00	416,666
8,589	MSCI World Excluding Europe Index expires March 2008 exercise price $1,406.56	915,908
772	NASDAQ 100 Shares Trust expires February 2008 exercise price $46.00	141,276
11,163	Russell 2000® Index expires March 2008 exercise price $69.00	2,913,543
2,093	Russell 2000® Index expires March 2008 exercise price $70.00	690,690
364	S&P 500® Index expires February 2008 exercise price $1,330.00	524,160
11	S&P 500® Index expires March 2008 exercise price $1,300.00	27,060
2,138	S&P Asia 50® Index expires February 2008 exercise price $3,577.00	839,245
7,314	S&P Asia 50® Index expires March 2008 exercise price $3,385.00	2,208,881
806	Thor Industries, Inc. expires March 2008 exercise price $35.00	201,500
Total Purchased Options - Puts (premiums paid $10,251,533)		10,502,398

Shares/Principal/Contract Amounts		Value
U.S. Government Agency Variable Notes - 6.7%
$52,600,000	Federal Home Loan Bank System 1.80%, 2/1/08 (amortized cost $52,600,000)	$52,600,000
Total Investments (total cost $774,346,817) – 97.4%		765,092,399
Securities Sold Short - (35.8)%
Common Stock - (35.8)%
Appliances - (0.4)%
200,680	Electrolux A.B. - Series B	(3,146,437)
Applications Software - (0.4)%
25,000	NetSuite, Inc.*	(687,000)
45,715	Salesforce.com, Inc.*	(2,389,980)
		(3,076,980)
Beverages - Non-Alcoholic - (0)%
8,381	Cott Corp. (U.S. Shares)*	(47,856)
Building - Heavy Construction - (0.2)%
36,720	Chicago Bridge & Iron Company N.V. (U.S. Shares)	(1,633,673)
Building - Mobile Home and Manufactured Homes - (0.2)%
144,305	Monaco Coach Corp.	(1,467,582)
Commercial Banks - (1.6)%
233,848	Banco Santander Central Hispano S.A.	(4,101,883)
374,615	Banco Santander S.A. (ADR)	(6,559,509)
512,000	Bank of China, Ltd.	(209,518)
39,842	Commerce Bancshares, Inc.	(1,769,383)
		(12,640,293)
Commercial Services - Finance - (0.9)%
296,860	Heartland Payment Systems, Inc.	(7,207,761)
Computer Software - (0)%
646	Metavante Technologies, Inc.	(14,310)
Computers - Integrated Systems - (0.2)%
50,860	Diebold, Inc.	(1,316,257)
Cruise Lines - (0.5)%
95,195	Carnival Corp. (U.S. Shares)	(4,235,226)
Data Processing and Management - (0)%
1,250	Total System Services, Inc.	(28,876)
Distribution/Wholesale - (1.3)%
590,640	BlueLinx Holdings, Inc.	(2,705,131)
80,090	Fastenal Co.	(3,236,437)
176,575	Pool Corp.	(4,350,808)
		(10,292,376)
E-Commerce/Products - (0.2)%
29,800	Blue Nile, Inc.*	(1,646,450)
Electronic Components - Semiconductors - (0.7)%
100,730	Microchip Technology, Inc.	(3,214,294)
146,865	OmniVision Technologies, Inc.*	(2,079,609)
		(5,293,903)
Electronic Measuring Instruments - (0.9)%
35,000	Badger Meter, Inc.	(1,323,000)
194,645	FLIR Systems, Inc.*	(5,893,851)
		(7,216,851)
Electronics - Military - (0.3)%
139,444	Safran S.A.	(2,295,772)

See Notes to Schedules of Investments and Financial Statements.
10 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares/Principal/Contract Amounts		Value
Engineering - Research and Development Services - (1.4)%
13,780	Fluor Corp.	$(1,676,613)
66,200	Foster Wheeler, Ltd.*	(4,532,714)
47,205	Jacobs Engineering Group, Inc.*	(3,608,350)
26,355	Shaw Group, Inc.*	(1,489,057)
		(11,306,734)
Finance - Other Services - (0.9)%
331,500	Hong Kong Exchanges & Clearing, Ltd.	(6,877,095)
Food - Retail - (0.4)%
64,505	Kroger Co.	(1,641,652)
52,825	Safeway, Inc.	(1,637,047)
		(3,278,699)
Footwear and Related Apparel - (0.7)%
168,385	Crocs, Inc.*	(5,858,114)
Human Resources - (0.1)%
22,200	Emergency Medical Service Corp.	(682,650)
Industrial Audio and Video Products - (0.2)%
34,490	Dolby Laboratories, Inc. - Class A*	(1,480,656)
Investment Companies - (13.3)%
10	American Capital Strategies, Ltd.	(353)
47,890	Consumer Staples Select Sector SPDR Fund	(1,302,608)
29,000	DJ Wilshire REIT ETF	(1,993,170)
214,200	iShares Dow Jones U.S. Broker-Dealers Index Fund	(10,369,422)
25,110	iShares Dow Jones U.S. Insurance Index Fund	(1,182,932)
26,775	iShares Dow Jones U.S. Real Estate Index Fund	(1,748,407)
18,500	iShares Dow Jones U.S. Transportation Index Fund	(1,573,980)
92,975	iShares MSCI Brazil Index Fund	(7,059,592)
105,730	iShares MSCI Emerging Markets Index	(14,405,712)
45,000	iShares MSCI India ETF*	(387,559)
1,960	iShares Russell 1000 Growth Index Fund	(109,721)
34,450	iShares Russell 2000 Growth Index Fund	(2,617,511)
14,150	iShares Russell Midcap Growth Index Fund	(1,481,363)
20,400	iShares S&P Global Energy Sector Index Fund	(2,555,100)
21,700	iShares South Africa Index Fund	(2,555,609)
55,500	KBW Regional Banking ETF	(2,131,200)
82,680	PowerShares Dynamic Building & Construction Portfolio	(1,426,230)
145,745	PowerShares Dynamic Leisure and Entertainment Portfolio	(2,186,175)
32,300	Regional Bank HOLDRs Trust	(4,458,046)
55,200	Retail HOLDRs Trust	(5,279,880)
69,200	SPDR Metals & Mining ETF	(4,535,368)
184,273	SPDR S&P Homebuilders ETF	(4,054,006)
62,950	SPDR S&P Retail ETF	(2,140,300)
170,310	Standard and Poor's Depositary Receipts	(23,395,485)
112,600	UltraShort QQQ ProShares	(5,514,022)
		(104,463,751)
Investment Management and Advisory Services - (0.9)%
129,760	Calamos Asset Management, Inc. - Class A	(2,831,363)
55,735	Legg Mason, Inc.	(4,012,920)
		(6,844,283)

Shares/Principal/Contract Amounts		Value
Life and Health Insurance - (1.4)%
558,000	China Life Insurance Co., Ltd.	$(2,044,424)
161,790	China Life Insurance Co., Ltd. (ADR)	(9,019,792)
		(11,064,216)
Machinery - Construction and Mining - (0.6)%
26,760	Bucyrus International, Inc. - Class A	(2,480,920)
39,470	Joy Global, Inc.	(2,488,583)
		(4,969,503)
Machinery - General Industrial - (1.3)%
175,905	Middleby Corp.*	(10,485,697)
Machinery - Thermal Process - (0.2)%
132,765	TurboChef Technologies, Inc.*	(1,360,841)
Medical Products - (0.4)%
25,990	Accuray, Inc.*	(247,425)
86,310	Mentor Corp.	(2,988,052)
		(3,235,477)
Metal Processors and Fabricators - (0.6)%
285,700	Worthington Industries, Inc.	(4,682,623)
Optical Supplies - (0.2)%
65,485	Advanced Medical Optics, Inc.*	(1,377,150)
Physical Therapy and Rehabilitation Centers - (0.2)%
110,950	HEALTHSOUTH Corp.*	(1,888,369)
Property and Casualty Insurance - (1.0)%
174,220	Progressive Corp.	(3,233,523)
81,470	SAFECO Corp.	(4,348,054)
		(7,581,577)
REIT - Office Property - (0.2)%
41,010	Mack-Cali Realty Corp.	(1,456,675)
Retail - Apparel and Shoe - (0.8)%
209,425	Urban Outfitters, Inc.*	(6,073,325)
Retail - Automobile - (1.2)%
425,958	CarMax, Inc.*	(9,498,863)
Retail - Discount - (0.4)%
337,615	Fred's, Inc.	(3,183,709)
Retail - Restaurants - (0)%
22,849	Steak n Shake Co.*	(199,700)
Retail - Sporting Goods - (0.8)%
150,000	Cabela's, Inc.*	(2,212,500)
125,690	Dick's Sporting Goods, Inc.*	(4,091,209)
		(6,303,709)
Steel - Producers - (0.3)%
164,915	Gerdau Ameristeel Corp. (U.S. Shares)	(2,049,893)
Transactional Software - (0.5)%
272,630	Innerworkings, Inc.*	(3,775,925)
Total Securities Sold Short (proceeds $292,943,661) – (35.8)%		(281,539,837)
Cash, Receivables and Other Assets, net of Liabilities** – 38.4%		301,847,262
Net Assets – 100%		$785,399,824

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 11

Janus Adviser Long/Short Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Australia	$4,745,287	0.6%
Belgium	29,396,608	3.8%
Bermuda	18,699,053	2.4%
Brazil	33,176,898	4.3%
Canada	7,356,957	1.0%
Cayman Islands	2,459,435	0.3%
China	6,785,313	0.9%
Germany	17,796,202	2.3%
Hong Kong	20,507,322	2.7%
India	28,891,937	3.8%
Ireland	11,258,864	1.5%
Japan	37,825,910	4.9%
Malaysia	14,434,648	1.9%
Mexico	6,794,362	0.9%
Singapore	20,260,692	2.7%
South Africa	9,436,678	1.2%
United Kingdom	8,801,759	1.2%
United States††	486,464,474	63.6%
Total	$765,092,399	100.0%

††Includes Short-Term Securities (56.7% excluding Short-Term Securities)

Summary of Investments by Country - (Short Positions)

Country	Value	% of Securities Sold Short
Canada	$(2,097,749)	0.8%
China	(11,273,735)	4.0%
France	(2,295,772)	0.8%
Hong Kong	(6,877,095)	2.4%
Netherlands	(1,633,673)	0.6%
Panama	(4,235,226)	1.5%
Singapore	(387,559)	0.1%
Spain	(4,101,883)	1.5%
Sweden	(3,146,437)	1.1%
United States	(245,490,708)	87.2%
Total	$(281,539,837)	100.0%

Value
Schedule of Written Options - Calls
Amkor Technology, Inc. expires June 2008 5,080 contracts exercise price $10.00	$(177,800)
Black & Decker Corp. expires May 2008 285 contracts exercise price $75.00	(145,350)
CB Richard Ellis Group, Inc. expires June 2008 2,686 contracts exercise price $22.50	(322,320)
J.C. Penney Company, Inc. expires February 2008 495 contracts exercise price $60.00	(2,475)
J.C. Penney Company, Inc. expires May 2008 501 contracts exercise price $42.50	(410,820)
J.C. Penney Company, Inc. (LEAPS) expires January 2009 501 contracts exercise price $70.00	(107,715)
Limited, Inc. expires February 2008 441 contracts exercise price $32.50	(2,205)
Limited, Inc. expires May 2008 1,983 contracts exercise price $22.50	(138,810)
Tenneco, Inc. expires July 2008 1,270 contracts exercise price $35.00	(114,300)
Thor Industries, Inc. expires March 2008 806 contracts exercise price $40.00	(44,330)
Total Written Options - Calls (Premiums received $1,633,909)	$(1,466,125)

See Notes to Schedules of Investments and Financial Statements.
12 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Value
Schedule of Written Options - Puts
S&P 500® Index expires February 2008 190 contracts exercise price $1,265.00	$(171,000)
Total Written Options - Puts (Premiums received $170,620)	$(171,000)

Total Return Swaps outstanding at January 31, 2008

Counterparty	Notional Amount	Return Paid by the Fund	Return Received by the Fund	Termination Date	Unrealized Appreciation/ Depreciation
Merrill Lynch	$(1,992,516)	1-month Dow Jones 600	1- month EURIBOR
		Automobiles & Parts Supersector	minus 65 basis points
		Price Index		1/20/2009	$46,226
Morgan Stanley Capital Services	(5,620,252)	1- month Korea Electric	1-month LIBOR
		Power	minus 250 basis points	1/27/2011	(91,280)
Total					$(45,054)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 13

Janus Adviser Global Real Estate Fund (unaudited)

Fund Snapshot

A fund focused on real estate and real estate related companies which leverages Janus' research team to seek opportunities across the globe.

Patrick Brophy

portfolio manager

Performance Overview

With its inception on November 28, 2007 Janus Adviser Global Real Estate Fund made its debut in a tumultuous market. In a difficult couple of months for global real estate, the Fund's Class S shares held up relatively well, falling (6.60)%, but modestly outperforming the Fund's primary benchmark, the FTSE EPRA/NAREIT Global® Real Estate Index, which tumbled (6.81)%.

Investment Strategy

Overall, 2007 proved a difficult year for listed property companies; the global index finished down nearly 7%, and the Morgan Stanley Capital International U.S. REIT Index fell almost 17%. The pain in the property sector in 2007 was felt widely, as numerous key geographies – the U.S., U.K., Continental Europe and Japan – turned in double-digit losses. Leading the retreat was the U.K., which saw its real estate companies combine for nearly a 40% decline. On the other end of the spectrum, the lone significant bright spot, at least geographically, was Hong Kong, where gains for its property sector surpassed 60%. We attribute the Fund's relatively solid first two months to the following: our ability to transition to a global portfolio rapidly thanks to the established international footprint of the Janus research team; our under-weighting of both the U.K. and Continental Europe; and the quick ramp-up of several of our key Hong Kong/China buys.

As we work to position the Fund in these turbulent markets, we continue to seek out opportunistic investments concentrating, as always, on the key characteristics of our long-established investment philosophy: focused businesses, disciplined allocation of capital, compelling valuation, high barrier-to-entry markets, attractive/irreplaceable real estate assets, development expertise and quality management.

The following is a brief look at a few key hits and misses for the Fund over the last couple of months.

Hits

Global property services company Jones Lang LaSalle (JLL) returned in excess of 18% during the period ended January 31. A well-managed firm strategically positioned to benefit from the globalization of real estate, JLL has been significantly oversold, in our opinion, on concerns over tumbling transaction volumes, particularly in the U.S. and U.K. Long term, we believe JLL stands to benefit from ongoing consolidation in the sector, its first-mover status in several fast-growing emerging markets, and growth in its highly profitable investment management business. Moreover, the company has no debt, and it continues to diversify its business lines, potentially leaving it better equipped to ride out an economic slowdown.

Another contributor was U.S.-based Alexandria Real Estate Equities (ARE), a niche office Real Estate Investment Trust (REIT) specializing in the life sciences space. ARE was only up slightly over 2%, but its sizeable weighting in the Fund provided a solid boost to the Fund's results. A critical component of our investment thesis on ARE is the potential for returns from its large and growing development pipeline, almost all of which is concentrated in strategic "brain-cluster" submarkets, like the South San Francisco/Mission Bay area, that typically have very high barriers to entry and have long served as biotech/life sciences hotbeds. More recently, ARE commenced work on a life sciences campus in Scotland, and it has allowed key U.S.-based tenants to lead it into Asia, where it has already begun work on development projects in China and India.

Misses

From its late November inception through the end of January, the Fund was hurt by one of its largest holdings, CapitaLand (CAPL), which was down nearly 14%. A Singapore-based property company with a pan-Asian reach, CAPL could not escape the sell-off in the Singapore market. As a sponsor/manager of several publicly traded REITs and numerous targeted private equity funds, CAPL has a unique capital allocation/recycling model that allows it to fund its abundant growth opportunities and generate high returns on equity without having to return to the public markets to raise capital. The market seemed concerned that growth might slow in Singapore, but we think it failed to realize that only half of CAPL's net asset value was accounted for by Singapore, and the vast majority of its growth will likely come from its strategic entry into other fast-developing Asian countries, including India most recently.

U.S.-based hotel company Starwood Hotels & Resorts Worldwide (HOT), down slightly over 13%, was another disappointment during the period. With mounting evidence of

14 Janus Adviser Series January 31, 2008

(unaudited)

an economic slowdown, and possibly even a recession in the U.S., we are closely monitoring our position, knowing the market will likely move to a more cautious stance on the hotel sector. We, however, remain believers in the value creation likely to result from HOT's aggressive expansion overseas, a so-far successful effort that should lead to the company becoming one of the few truly international hotel firms. In addition, HOT has adopted an "asset-right" strategy that gives it the flexibility to maintain ownership of certain assets, often those that fall in the "irreplaceable" bucket, while selling off others and bumping returns by just holding on to long-term management contracts.

Outlook

As we did at our November launch, we want to once again emphasize that we see significant benefits to the Fund and its shareholders from leveraging Janus' global research platform. Like most other industries, real estate is becoming increasingly global and Janus has long been an international shop. The familiarity the research team has with markets, economies, companies and management teams outside the U.S. has allowed us to hit the ground running, and we think it will allow us to continue to uncover the best real estate investment opportunities around the world.

On a macro level, we continue to see choppy seas ahead on the economic front. It is, however, in these sorts of difficult times that the defensive qualities of commercial real estate – long-term leases, transparent cash flows, conservative leverage, inflation hedge – should prove attractive. Moreover, given the uncertain outlook, we believe we have structured the portfolio to allow the Fund to perform well in a more volatile and/or slowing environment. More important, we remain long-term bulls, convinced that factors ranging from demographic trends and investment objectives to growth prospects and an increasingly favorable supply/demand equation in many markets will, over time, generate solid returns for what we believe is rapidly becoming a more mature and innovative asset class.

Thank you for your investment in Janus Adviser Global Real Estate Fund.

Janus Adviser Global Real Estate Fund at a Glance

5 Largest Contributors to Performance – Holdings

Jones Lang Lasalle, Inc.	0.18%
Mitsubishi Estate Company, Ltd.	0.16%
Gramercy Cap Corp.	0.15%
Alexandria Real Estate Equities, Inc.	0.14%
Extra Space Storage, Inc.	0.10%

5 Largest Detractors from Performance – Holdings

Hang Lung Properties, Ltd.	(0.63)%
CapitaLand, Ltd.	(0.56)%
ProLogis	(0.51)%
Simon Property Group, Inc.	(0.46)%
Mitsui Fudosan Company, Ltd.	(0.46)%

3 Contributors to Performance – Sub Industries

	Fund Contribution	Fund Weighting (% of Net Assets)	FTSE EPRA/NAREIT Global® Real Estate Index Weighting
Mortgage REITs	0.26%	2.34%	0.00%
Leisure Facilities	0.01%	0.43%	0.00%
Specialized Finance	0.01%	0.08%	0.00%

5 Largest Detractors from Performance – Sub Industries

	Fund Contribution	Fund Weighting (% of Net Assets)	FTSE EPRA/NAREIT Global® Real Estate Index Weighting
Real Estate Management & Development	(3.18)%	25.23%	32.52%
Retail REITs	(1.14)%	16.41%	20.95%
Industrial REITs	(0.96)%	10.43%	5.85%
Marine Ports & Services	(0.43)%	0.94%	0.00%
Office REITs	(0.36)%	19.56%	10.76%

Janus Adviser Series January 31, 2008 15

Janus Adviser Global Real Estate Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2008
Alexandria Real Estate Equities, Inc. REIT - Office Property	4.4%
Simon Property Group, Inc. REIT - Regional Malls	4.4%
Vornado Realty Trust REIT - Diversified	4.4%
ProLogis REIT - Warehouse and Industrial	4.1%
Hang Lung Properties, Ltd. Real Estate Operating/Development	3.9%
21.2%

Asset Allocation – (% of Net Assets)

As of January 31, 2008

Emerging markets comprised 2.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2008

16 Janus Adviser Series January 31, 2008

(unaudited)

Performance

Cumulative Total Return – for the periods ended January 31, 2008		Expense Ratios – estimated for the initial fiscal year
	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Global Real Estate Fund - Class A Shares		3.18%	1.50	%(a)
NAV	(6.50)%
MOP	(11.88)%
Janus Adviser Global Real Estate Fund - Class C Shares		3.93%	2.25	%(a)
NAV	(6.60)%
CDSC	(7.53)%
Janus Adviser Global Real Estate Fund - Class I Shares	(6.50)%	2.93%	1.25	%(b)
Janus Adviser Global Real Estate Fund - Class S Shares	(6.60)%	3.32%	1.75	%(c)
FTSE EPRA/NAREIT Global® Real Estate Index	(6.81)%

  Visit janus.com/info to view up-to-date performance
  and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund's expense ratios were determined based on estimated annualized expenses the Fund expects to incur during the Fund's initial fiscal year. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses."

Janus Adviser Series January 31, 2008 17

Janus Adviser Global Real Estate Fund (unaudited)

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

A fund's performance may be affected by risks that include those associated with nondiversification, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings and derivatives. Please see a Janus prospectus or janus.com for more information about risks, fund holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund's performance, may decline in response to such risks.

Funds that invest in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: legal, political, liquidity, interest rate risks, a decline in the value of real estate, risks related to economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper does not rate (rank) this Fund as it is less than 1 year old.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date – November 28, 2007

18 Janus Adviser Series January 31, 2008

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (11/28/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (11/28/07-1/31/08)*
Actual	$1,000.00	$935.00	$2.58
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.61
Expense Example - C Shares	Beginning Account Value (11/28/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (11/28/07-1/31/08)*
Actual	$1,000.00	$934.00	$3.86
Hypothetical (5% return before expenses)	$1,000.00	$1,013.83	$11.39
Expense Example - I Shares	Beginning Account Value (11/28/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (11/28/07-1/31/08)*
Actual	$1,000.00	$935.00	$2.15
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34
Expense Example - S Shares	Beginning Account Value (11/28/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (11/28/07-1/31/08)*
Actual	$1,000.00	$934.00	$3.01
Hypothetical (5% return before expenses)	$1,000.00	$1,016.34	$8.87

*Actual expenses paid reflect only the inception period (November 28, 2007 to January 31, 2008). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized expense ratio of 1.50% for Class A Shares, 2.25% for Class C Shares, 1.25% for Class I Shares and 1.75% for Class S Shares multiplied by the average account value over the period, multiplied by 65/247 (to reflect the period), however hypothetical expenses are multiplied by 184/366 (to reflect a six-month period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Adviser Series January 31, 2008 19

Janus Adviser Global Real Estate Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Common Stock - 89.4%
Diversified Operations - 0.8%
10,000	China Merchants Holdings International Company, Ltd.	$48,623
Forestry - 2.3%
108	Brookfield Infrastructure Partners L.P.	2,268
3,460	Plum Creek Timber Company, Inc.	144,455
		146,723
Hotels and Motels - 1.7%
2,355	Starwood Hotels & Resorts Worldwide, Inc.	106,564
Investment Companies - 0.1%
375	KKR Financial Holdings LLC	6,090
Property Trust - 3.4%
7,888	Goodman Group	31,452
22,005	Valad Property Group	21,215
9,558	Westfield Group	161,452
		214,119
Real Estate Management/Services - 8.2%
4,075	CB Richard Ellis Group, Inc.*	79,096
2,775	IVG Immobilien A.G.	94,002
920	Jones Lang LaSalle, Inc.	71,576
9,000	Mitsubishi Estate Company, Ltd.*	239,392
331	Orco Property Group	32,848
		516,914
Real Estate Operating/Development - 19.3%
4,365	Ablon Group*	19,184
4,595	Brixton PLC	32,257
2,710	Brookefield Asset Management, Inc.	87,452
53,000	CapitaLand, Ltd.	222,947
17,600	Cyrela Commercial Properties S.A. Empreendimentos e Par*	110,125
62,000	Hang Lung Properties, Ltd.	247,921
232,000	HKC (Holdings), Ltd.	49,497
17,000	Hysan Development Company, Ltd.	50,497
6,000	Mitsui Fudosan Co., Ltd.*	137,548
27,000	New World Development Company, Ltd.	83,774
23	NTT Urban Development Corp.*	36,409
640	Resource Capital Corp.	6,208
10,855	Risanamento S.P.A.*	47,227
4,000	Sun Hung Kai Properties, Ltd.	80,099
		1,211,145
REIT - Apartments - 4.6%
1,780	Avalonbay Communities, Inc.	167,232
1,430	Boardwalk Real Estate Investment Trust	56,627
2,775	UDR, Inc.	63,353
		287,212
REIT - Diversified - 7.8%
1,625	CapitalSource, Inc.	26,666
5,260	CapLease, Inc.	42,659
4,110	Digital Realty Trust, Inc.	146,851
3,040	Vornado Realty Trust	274,816
		490,992
REIT - Hotels - 0.2%
545	LaSalle Hotel Properties	14,938

Shares or Principal Amount		Value
REIT - Mortgages - 1.6%
380	Crystal River Capital, Inc.	$5,328
2,970	Gramercy Capital Corp.	68,755
1,780	Jer Investors Trust, Inc.	18,245
485	RAIT Financial Trust	4,491
		96,819
REIT - Office Property - 14.0%
2,840	Alexandria Real Estate Equities, Inc.	278,972
3,985	American Financial Realty Trust	32,797
2,195	Boston Properties, Inc.	201,764
4,550	Douglas Emmett, Inc.	103,968
2,335	Kilroy Realty Corp.	114,485
895	Maguire Properties, Inc.	24,684
1,350	SL Green Realty Corp.	125,294
		881,964
REIT - Regional Malls - 7.7%
1,850	Feldman mall Properties, Inc.	6,198
2,480	General Growth Properties, Inc.	90,570
1,625	Macerich Co.	111,101
3,100	Simon Property Group, Inc.	277,077
		484,946
REIT - Shopping Centers - 6.7%
5,640	Acadia Realty Trust	141,282
1,540	Federal Realty Investment Trust	113,652
2,795	Kimco Realty Corp.	100,089
1,085	Regency Centers Corp.	66,652
		421,675
REIT - Storage - 1.2%
4,930	Extra Space Storage, Inc.	74,640
REIT - Warehouse and Industrial - 7.6%
2,620	AMB Property Corp.	132,572
5,060	First Potomac Realty Trust	87,993
4,335	ProLogis	257,283
		477,848
Resorts and Theme Parks - 0.5%
655	Vail Resorts, Inc.*	31,008
Transportation - Marine - 1.2%
1,680	Alexander & Baldwin, Inc.	76,675
Wireless Equipment - 0.5%
895	Crown Castle International Corp.*	32,390
Total Common Stock (cost $5,882,234)		5,621,285
Money Markets - 9.1%
532,208	Janus Institutional Cash Management Fund - Institutional Shares, 3.95%	532,208
40,600	Janus Institutional Money Market Fund - Institutional Shares, 3.81%	40,600
Total Money Markets (cost $572,808)		572,808
Total Investments (total cost $6,455,042) – 98.5%		6,194,093
Cash, Receivables and Other Assets, net of Liabilities – 1.5%		94,924
Net Assets – 100%		$6,289,017

See Notes to Schedules of Investments and Financial Statements.
20 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$214,119	3.5%
Bermuda	51,765	0.8%
Brazil	110,125	1.8%
Canada	56,627	0.9%
Germany	94,002	1.5%
Hong Kong	510,914	8.2%
Hungary	19,184	0.3%
Italy	47,227	0.8%
Japan	413,349	6.7%
Luxembourg	32,848	0.5%
Singapore	222,947	3.6%
United Kingdom	32,257	0.5%
United States††	4,388,729	70.9%
Total	$6,194,093	100.0%

††Includes Short-Term Securities (61.6% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 21

Statements of Assets and Liabilities

As of January 31, 2008 (unaudited) (all numbers in thousands except net asset value per share)	Janus Adviser Long/Short Fund		Janus Adviser Global Real Estate Fund
Assets:
Investments at cost	$774,347		$6,455
Unaffiliated Investments at value	$765,092		$5,621
Affiliated money market investments	–		573
Cash	8,750		10
Cash denominated in foreign currency(1)	1,908		–
Restricted cash (Note 1)	5,990		–
Deposits with broker for short sales	292,944		–
Receivables:
Swap contracts	3		–
Investments sold	6,090		–
Portfolio shares sold	21,186		17
Dividends	344		5
Interest	1,114		3
Due from adviser	–		76
Non-interested Trustees' deferred compensation fees	13		–
Other assets	4		–
Total Assets	1,103,438		6,305
Liabilities:
Payables:
Short sales, at value(2)	281,540		–
Options written, at value(3)	1,637		–
Swap contracts	695		–
Investments purchased	31,410		–
Portfolio shares repurchased	537		–
Dividends	1		–
Due to Adviser (Note 2)	69		–
Advisory fees	704		4
Transfer agent fees and expenses	3		1
Custodian fees	40		2
Printing and mailing expenses	17		2
System fees	–		3
Professional fees	23		3
Administrative services fees - Class R Shares	–		N/A
Administrative services fees - Class S Shares	15		–
Distribution fees - Class A Shares	60		–
Distribution fees - Class C Shares	112		–
Distribution fees - Class R Shares	–		N/A
Distribution fees - Class S Shares	15		–
Networking fees - Class A Shares	–		–
Networking fees - Class C Shares	–		–
Networking fees - Class I Shares	5		–
Non-interested Trustees' fees and expenses	2		1
Non-interested Trustees' deferred compensation fees	13		–
Foreign tax liability	253		–
Accrued expenses	887		–
Total Liabilities	318,038		16
Net Assets	$785,400		$6,289
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$765,775		$6,532
Undistributed net investment income/(loss)*	1,196		35
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	16,402		(16)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	2,027	(4)	(262	)(4)
Total Net Assets	$785,400		$6,289
Net Assets - Class A Shares	$353,378		$470
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,241		50
Net Asset Value Per Share(5)	$12.97		$9.35
Maximum Offering Price Per Share(6)	$13.76		$9.92
Net Assets - Class C Shares	$157,934		$469
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,284		50
Net Asset Value Per Share(5)	$12.86		$9.34
Net Assets - Class I Shares	$212,786		$4,880
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,346		522
Net Asset Value Per Share	$13.02		$9.35
Net Assets - Class R Shares	$68		$N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5		N/A
Net Asset Value Per Share	$12.88		$N/A
Net Assets - Class S Shares	$61,234		$470
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,725		50
Net Asset Value Per Share	$12.96		$9.34

  (1)  Includes cost of $1,883,354 for Janus Adviser Long/Short Fund.

  (2)  Includes proceeds of $292,943,661 for Janus Adviser Long/Short Fund.

  (3)  Includes premiums of $1,804,529 for Janus Adviser Long/Short Fund.

  (4)  Net of foreign taxes on investments of $252,805 and $428 for Janus Adviser Long/Short Fund and Janus Adviser Global Real Estate Fund, respectively.

  (5)  Redemption price per share may be reduced for any applicable contingent deferred sales charge.

  (6)  Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.
22 Janus Adviser Series January 31, 2008

Statements of Operations

For the six-month period ended January 31, 2008 (unaudited) (all numbers in thousands)	Janus Adviser Long/Short Fund		Janus Adviser Global Real Estate Fund(1)
Investment Income:
Interest	$6,075		$–
Dividends	3,434		35
Dividends from affiliates	–		10
Foreign tax withheld	(146)		–
Total Investment Income	9,363		45
Expenses:
Advisory fees	2,758		5
Transfer agent fees and expenses	11		2
Registration fees	132		69
Custodian fees	83		4
Professional fees	18		4
System fees	9		4
Non-interested Trustees' fees and expenses	6		1
Interest expenses	2,198		–
Short sales dividend expenses	1,985		–
Distribution fees - Class A Shares	218		–
Distribution fees - Class C Shares	388		1
Distribution fees - Class R Shares	3		N/A
Distribution fees - Class S Shares	75		–
Administrative services fees - Class R Shares	1		N/A
Administrative services fees - Class S Shares	75		–
Networking fees - Class A Shares	–		–
Networking fees - Class C Shares	2		–
Networking fees - Class I Shares	11		–
Other expenses	20		4
Total Expenses	7,993		94
Expense and Fee Offset	(7)		–
Net Expenses	7,986		94
Less: Excess Expense Reimbursement	–		(84)
Plus: Previously waived investment advisory fees recouped by the Adviser (Note 2)	69		–
Net Expenses after Expense Reimbursement	8,055		10
Net Investment Income/(Loss)	1,308		35
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(6,603)		(16)
Net realized gain/(loss) from short sales	14,110		–
Net realized gain/(loss) from options contracts	10,723		–
Net realized gain/(loss) from swap contracts	(665)		–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(4,996	)(2)	(262	)(2)
Payment from affiliate (Note 2)	66		–
Net Gain/(Loss) on Investments	12,635		(278)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$13,943		$(243)

(1) Period from November 28, 2007 (inception date) through January 31, 2008.

(2) Net of foreign taxes on investments of $252,805 and $428 for Janus Adviser Long/Short Fund and Janus Adviser Global Real Estate Fund, respectively.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 23

Statements of Changes in Net Assets

For the six-month period ended January 31, 2008 (unaudited) and for the fiscal year ended July 31, 2007	Janus Adviser Long/Short Fund		Janus Adviser Global Real Estate Fund
(all numbers in thousands)	2008	2007	2008(1)
Operations:
Net investment income/(loss)	$1,308	$709	$35
Net realized gain/(loss) from investment and foreign currency transactions	(6,603)	1,670	(16)
Net realized gain/(loss) from short sales	14,110	(9)	–
Net realized gain/(loss) from options contracts	10,723	54	–
Net realized gain/(loss) from swap contracts	(665)	2	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(4,996)	7,023	(262)
Payment from affiliate (Note 2)	66	8	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	13,943	9,457	(243)
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(430)	(18)	–
Class C Shares	(159)	(7)	–
Class I Shares	(325)	(20)	–
Class R Shares	–	(4)	N/A
Class S Shares	(121)	(5)	–
Net realized gain from investment transactions*
Class A Shares	(1,039)	–	–
Class C Shares	(513)	–	–
Class I Shares	(718)	–	–
Class R Shares	(6)	–	N/A
Class S Shares	(342)	–	–
Net Decrease from Dividends and Distributions	(3,653)	(54)	–
Capital Share Transactions:
Shares sold
Class A Shares	295,416	65,749	500
Class C Shares	132,520	25,650	500
Class I Shares	158,687	60,016	5,032
Class R Shares	43	1,011	N/A
Class S Shares	53,351	40,221	500
Redemption fees
Class I Shares	33	1	–
Class R Shares	–	–	N/A
Class S Shares	24	5	–
Reinvested dividends and distributions
Class A Shares	1,049	16	–
Class C Shares	345	7	–
Class I Shares	859	20	–
Class R Shares	6	4	N/A
Class S Shares	458	5	–
Shares repurchased
Class A Shares	(15,921)	(1,332)	–
Class C Shares	(3,385)	(158)	–
Class I Shares	(13,187)	(336)	–
Class R Shares	(1,278)	–	N/A
Class S Shares	(33,591)	(601)	–
Net Increase/(Decrease) from Capital Share Transactions	575,429	190,278	6,532
Net Increase/(Decrease) in Net Assets	585,719	199,681	6,289
Net Assets:
Beginning of period	199,681	–	–
End of period	$785,400	$199,681	$6,289
Undistributed net investment income/(loss)*	$1,196	$923	$35

  *  See Note 3 in Notes to Financial Statements.

  (1)  Period from November 28, 2007 (inception date) through January 31, 2008.

See Notes to Financial Statements.
24 Janus Adviser Series January 31, 2008

Financial Highlights – Class A Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Long/Short Fund
and the fiscal year ended July 31, 2007	2008		2007
Net Asset Value, Beginning of Period	$12.69		$10.00
Income from Investment Operations:
Net investment income/(loss)	(.02)		.13
Net gain/(loss) on securities (both realized and unrealized)	.38		2.62
Total from Investment Operations	.36		2.75
Less Distributions and Other:
Dividends (from net investment income)*	(.02)		(.06)
Distributions (from capital gains)*	(.06)		–
Payment from affiliate	–	(1)	–	(1)
Total Distributions and Other	(.08)		(.06)
Net Asset Value, End of Period	$12.97		$12.69
Total Return**	2.88	%(2)	27.62	%(3)
Net Assets, End of Period (in thousands)	$353,378		$67,879
Average Net Assets for the Period (in thousands)	$173,736		$18,205
Ratio of Gross Expenses to Average Net Assets***(4)	3.52	%(5)	3.46	%(5)
Ratio of Net Expenses to Average Net Assets***(4)	3.52	%(5)	3.45	%(5)
Ratio of Net Investment Income to Average Net Assets***	0.71%		1.46%
Portfolio Turnover Rate***	108%		94%

For a share outstanding during the period ended January 31, 2008 (unaudited)	Janus Adviser Global Real Estate Fund 2008(6)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.06
Net gain/(loss) on securities (both realized and unrealized)	(.71)
Total from Investment Operations	(.65)
Less Distributions:
Dividends from (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.35
Total Return**	(6.50)%
Net Assets, End of Period (in thousands)	$470
Average Net Assets for the Period (in thousands)	$364
Ratio of Gross Expenses to Average Net Assets***(4)	1.50%
Ratio of Net Expenses to Average Net Assets***(4)	1.50%
Ratio of Net Investment Income to Average Net Assets***	4.43%
Portfolio Turnover Rate***	16%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal or period ended.

(2)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for losses on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for losses on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.04%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.62% and 1.62%, respectively, in 2008 and 1.96% and 1.95%, respectively, in 2007, without the inclusion of dividends on short positions.

(6)  Period from November 28, 2007 (inception date) through January 31, 2008.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 25

Financial Highlights – Class C Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Long/Short Fund
and the fiscal year ended July 31, 2007	2008		2007
Net Asset Value, Beginning of Period	$12.62		$10.00
Income from Investment Operations:
Net investment income/(loss)	(.03)		.08
Net gain/(loss) on securities (both realized and unrealized)	.35		2.58
Total from Investment Operations	.32		2.66
Less Distributions and Other:
Dividends (from net investment income)*	(.02)		(.04)
Distributions (from capital gains)*	(.06)		–
Payment from affiliate	–	(1)	–	(1)
Total Distributions and Other	(.08)		(.04)
Net Asset Value, End of Period	$12.86		$12.62
Total Return**	2.53	%(2)	26.62	%(3)
Net Assets, End of Period (in thousands)	$157,934		$26,945
Average Net Assets for the Period (in thousands)	$77,181		$7,707
Ratio of Gross Expenses to Average Net Assets***(4)	4.37	%(5)	4.20	%(5)
Ratio of Net Expenses to Average Net Assets***(4)	4.37	%(5)	4.20	%(5)
Ratio of Net Investment Income to Average Net Assets***	(0.15)%		0.62%
Portfolio Turnover Rate***	108%		94%

For a share outstanding during the period ended January 31, 2008 (unaudited)	Janus Adviser Global Real Estate Fund 2008(6)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05
Net gain/(loss) on securities (both realized and unrealized)	(.71)
Total from Investment Operations	(.66)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.34
Total Return**	(6.60)%
Net Assets, End of Period (in thousands)	$469
Average Net Assets for the Period (in thousands)	$364
Ratio of Gross Expenses to Average Net Assets***(4)	2.25%
Ratio of Net Expenses to Average Net Assets***(4)	2.25%
Ratio of Net Investment Income to Average Net Assets***	3.68%
Portfolio Turnover Rate***	16%

 *  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for losses on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for losses on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.03%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 2.44% and 2.44%, respectively, in 2008 and 2.75% and 2.74%, respectively, in 2007, without the inclusion of dividends on short positions.

(6)  Period from November 28, 2007 (inception date) through January 31, 2008.

See Notes to Financial Statements.
26 Janus Adviser Series January 31, 2008

Financial Highlights – Class I Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Long/Short Fund
and the fiscal year ended July 31, 2007	2008		2007
Net Asset Value, Beginning of Period	$12.72		$10.00
Income from Investment Operations:
Net investment income/(loss)	–		.14
Net gain/(loss) on securities (both realized and unrealized)	.39		2.65
Total from Investment Operations	.39		2.79
Less Distributions and Other:
Dividends (from net investment income)*	(.03)		(.07)
Distributions (from capital gains)*	(.06)		–
Redemption fees	–	(1)	–
Payment from affiliate	–	(2)	–	(2)
Total Distributions and Other	(.09)		(.07)
Net Asset Value, End of Period	$13.02		$12.72
Total Return**	3.04	%(3)	27.98	%(3)
Net Assets, End of Period (in thousands)	$212,786		$62,987
Average Net Assets for the Period (in thousands)	$127,351		$16,632
Ratio of Gross Expenses to Average Net Assets***(4)	3.30	%(5)	3.21	%(5)
Ratio of Net Expenses to Average Net Assets***(4)	3.30	%(5)	3.21	%(5)
Ratio of Net Investment Income to Average Net Assets***	0.98%		1.67%
Portfolio Turnover Rate***	108%		94%

For a share outstanding during the period ended January 31, 2008 (unaudited)	Janus Adviser Global Real Estate Fund 2008(6)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05
Net gain/(loss) on securities (both realized and unrealized)	(.70)
Total from Investment Operations	(.65)
Less Distributions and Other:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Redemption fees	–
Total Distributions and Other	–
Net Asset Value, End of Period	$9.35
Total Return**	(6.50)%
Net Assets, End of Period (in thousands)	$4,880
Average Net Assets for the Period (in thousands)	$2,859
Ratio of Gross Expenses to Average Net Assets***(4)	1.25%
Ratio of Net Expenses to Average Net Assets***(4)	1.25%
Ratio of Net Investment Income to Average Net Assets***(4)	5.29%
Portfolio Turnover Rate***	16%

 *  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Redemption fees aggregated less than $0.01 on a per share basis for the period ended.

(2)  Payment from affiliate aggregated less than $0.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for losses on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.04%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.42% and 1.41%, respectively, in 2008 and 1.75% and 1.74%, respectively, in 2007, without the inclusion of dividends on short positions.

(6)  Period from November 28, 2007 (inception date) through January 31, 2008.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 27

Financial Highlights – Class R Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Long/Short Fund
and the fiscal year ended July 31, 2007	2008		2007
Net Asset Value, Beginning of Period	$12.65		$10.00
Income from Investment Operations:
Net investment income/(loss)	1.47		.10
Net gain/(loss) on securities (both realized and unrealized)	(1.18)		2.59
Total from Investment Operations	.29		2.69
Less Distributions and Other:
Dividends (from net investment income)*	–		(.04)
Distributions (from capital gains)*	(.06)		–
Redemption fees	–		–
Payment from affiliate	–	(1)	–	(1)
Total Distributions and Other	(.06)		(.04)
Net Asset Value, End of Period	$12.88		$12.65
Total Return**	2.32	%(2)	26.90	%(3)
Net Assets, End of Period (in thousands)	$68		$1,280
Average Net Assets for the Period (in thousands)	$1,104		$1,142
Ratio of Gross Expenses to Average Net Assets***(4)	4.16	%(5)	3.67	%(5)
Ratio of Net Expenses to Average Net Assets***(4)	4.16	%(5)	3.67	%(5)
Ratio of Net Investment Income to Average Net Assets***	0.33%		0.36%
Portfolio Turnover Rate***	108%		94%

 *  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for losses on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for losses on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.05%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 2.25% and 2.25%, respectively, in 2008 and 2.49% and 2.49%, respectively, in 2007, without the inclusion of dividends on short positions.

See Notes to Financial Statements.
28 Janus Adviser Series January 31, 2008

Financial Highlights – Class S Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Long/Short Fund
and the fiscal year ended July 31, 2007	2008		2007
Net Asset Value, Beginning of Period	$12.69		$10.00
Income from Investment Operations:
Net investment income/(loss)	–		.09
Net gain/(loss) on securities (both realized and unrealized)	.34		2.65
Total from Investment Operations	.34		2.74
Less Distributions and Other:
Dividends (from net investment income)*	(.02)		(.05)
Distributions (from capital gains)*	(.06)		–
Redemption fees	.01		–
Payment from affiliate	–	(1)	–	(1)
Total Distributions and Other	(.07)		(.05)
Net Asset Value, End of Period	$12.96		$12.69
Total Return**	2.77	%(2)	27.43	%(3)
Net Assets, End of Period (in thousands)	$61,234		$40,590
Average Net Assets for the Period (in thousands)	$59,463		$6,865
Ratio of Gross Expenses to Average Net Assets***(4)	3.87	%(5)	3.99	%(5)
Ratio of Net Expenses to Average Net Assets***(4)	3.86	%(5)	3.98	%(5)
Ratio of Net Investment Income to Average Net Assets***	0.39%		1.67%
Portfolio Turnover Rate***	108%		94%

For a share outstanding during the period ended January 31, 2008 (unaudited)	Janus Adviser Global Real Estate Fund 2008(6)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05
Net gain/(loss) on securities (both realized and unrealized)	(.71)
Total from Investment Operations	(.66)
Less Distributions and Other:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Redemption fees	–
Total Distributions and Other	–
Net Asset Value, End of Period	$9.34
Total Return**	(6.60)%
Net Assets, End of Period (in thousands)	$470
Average Net Assets for the Period (in thousands)	$364
Ratio of Gross Expenses to Average Net Assets***(4)	1.75%
Ratio of Net Expenses to Average Net Assets***(4)	1.75%
Ratio of Net Investment Income to Average Net Assets***	4.18%
Portfolio Turnover Rate***	16%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for losses on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for losses on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.04%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 1.99% and 1.99%, respectively, in 2008 and 2.25% and 2.24%, respectively, in 2007, without the inclusion of dividends on short positions.

(6)  Period from November 28, 2007 (inception date) through January 31, 2008.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 29

Notes to Schedule of Investments (unaudited)

FTSE EPRA/NAREIT Global® Real Estate Index	Is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

Lipper Long/Short Equity Funds	Funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager's view of the market.

London Interbank Offered Rate (LIBOR)	Is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

S&P 500® Index	The Standard & Poor's ("S&P") 500® Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

HOLDRs	Holding Company Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor's Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  ß  Security is illiquid.

ºº  Schedule of Fair Valued Securities (as of January 31, 2008)

	Value	Value as a % of Net Assets
Janus Adviser Long/Short Fund
Future Capital Holdings, Ltd.	$21,510	0.0%
Trinity, Ltd.	295,722	0.0%
	$317,232	0.0%

Securities are valued at "fair value" pursuant to procedures adopted by the Fund's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§  Schedule of Restricted and Illiquid Securities (as of January 31, 2008)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Adviser Long/Short Fund
Trinity, Ltd.ºº	11/14/07	$298,978	$295,722	0.0%

The Fund has registration rights for certain restricted securities held as of January 31, 2008. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of January 31, 2008 are noted below.

Fund	Aggregate Value
Janus Adviser Long/Short Fund	$5,990,000

30 Janus Adviser Series January 31, 2008

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser Long/Short Fund and Janus Adviser Global Real Estate Fund (the "Funds") are series funds. The Funds are part of Janus Adviser Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust offers twenty-eight funds, which include multiple series of shares with differing investment objectives and policies.

The Funds invest primarily in equity securities. Each Fund is classified as nondiversified as defined in the 1940 Act.

Janus Adviser Long/Short Fund currently offers five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Janus Adviser Global Real Estate Fund currently offers four classes of shares: Class A Shares, Class C Shares, Class I Shares and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Fund to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based on the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Adviser Series January 31, 2008 31

Notes to Financial Statements (unaudited) (continued)

The Funds bear expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each Fund may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Short Sales

The Funds may engage in "short sales against the box." Short sales against the box involve either selling short a security that the Fund owns, or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities by locking in gains. The Funds do not deliver from its portfolio the securities sold short and do not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Funds may also engage in other short sales. A Fund may engage in short sales when the portfolio managers anticipate that a security's market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Fund's short sale positions will not exceed 10% of its assets. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Fund may recognize upon termination of a short sale. Short sales held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Mortgage Dollar Rolls

Janus Adviser Long/Short Fund may enter into "mortgage dollar rolls." In a "mortgage dollar roll" transaction, the Fund sells a mortgage-related security (such as a Government National Mortgage Association ("Ginnie Mae") security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. The Fund will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price.

Bank Loans

Janus Adviser Long/Short Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR'').

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such

32 Janus Adviser Series January 31, 2008

securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

Futures Contracts

The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian.

Swaps

The Funds may enter into swap agreements to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts

The Funds may purchase or write put and call options on futures contracts and on fund securities for hedging purposes or as a substitute for an investment. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash ''exercise settlement amount'' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed ''index multiplier.'' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as "Options written at value" (if applicable). Realized gains and losses are reported as "Net realized gain/(loss) from options contracts" on the Statement of Operations (if applicable). The Fund recognized realized gains/(losses) for written options during the six-month period ended January 31, 2008 as indicated in the table below.

Fund	Gains/(Losses)
Janus Adviser Long/Short Fund	$1,376,027

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Janus Adviser Series January 31, 2008 33

Notes to Financial Statements (unaudited) (continued)

Written option activity for the six-month period ended January 31, 2008 was as follows:

Call Options	Number of Contracts	Premiums Received
Janus Adviser Long/Short Fund
Options outstanding at July 31, 2007	1,330	$258,301
Options written	17,880	2,335,571
Options closed	(2,276)	(503,617)
Options expired	(2,527)	(224,121)
Options exercised	(359)	(232,225)
Options outstanding at January 31, 2008	14,048	$1,633,909
Put Options	Number of Contracts	Premiums Received
Janus Adviser Long/Short Fund
Options outstanding at July 31, 2007	21,153	$871,885
Options written	8,466	4,099,593
Options closed	(17,155)	(4,033,193)
Options expired	(11,373)	(644,173)
Options exercised	(901)	(123,492)
Options outstanding at January 31, 2008	190	$170,620

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund's custodian sufficient to cover the purchase price.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Exchange-traded funds

Janus Adviser Long/Short Fund may invest in exchange-traded funds, which are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Borrowing

Janus Adviser Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, the Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. In addition to borrowing for leverage purposes, the Fund also may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows the Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund

34 Janus Adviser Series January 31, 2008

might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Restricted Cash

As of January 31, 2008, Janus Adviser Long/Short Fund had restricted cash in the amount of $5,990,000. The restricted cash represents funds in relation to options contracts invested by the Fund at January 31, 2008. The restricted cash is held at the Funds' custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Dividend Distributions

The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from the Funds may be automatically reinvested into additional shares of the Fund, based upon the discretion of the shareholder.

The Funds have made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and also applies to all open tax years as of the date of effectiveness. Management has evaluated the Funds' tax positions taken on federal income tax returns for purposes of implementing the Interpretation and has determined that no provision for income tax is required in the Funds' financial statements. Management is not aware of any events that are reasonably possible to occur that would result in any unrecognized future tax benefits significantly impacting the Funds.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, the Funds will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below for each Fund.

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Janus Adviser Long/Short Fund	All Asset Levels	1.25
Janus Adviser Global Real Estate Fund	All Asset Levels	0.75

For Janus Adviser Global Real Estate Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index
Janus Adviser Global Real Estate Fund	FTSE EPRA/NAREIT Global Real Estate Index

Janus Adviser Series January 31, 2008 35

Notes to Financial Statements (unaudited) (continued)

Only the base fee rate will apply until December 2008 for Janus Adviser Global Real Estate Fund, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by the Fund will consist of two components: (i) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment will begin December 2008 for the Fund. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares against the investment record of the benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

The Fund's prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance adjustment.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of the Funds for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Distributors LLC ("Janus Distributors"), a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Funds. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any of the Fund's actual distribution and service expenses incurred during a calendar year is less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least December 1, 2009 to reimburse the Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Fund	Expense Limit (%)
Janus Adviser Long/Short Fund	1.74
Janus Adviser Global Real Estate Fund	1.25

36 Janus Adviser Series January 31, 2008

Janus Capital will be entitled to recoup such reimbursement or fee reduction from Janus Adviser Long/Short Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such reimbursements will expire December 30, 2009. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the six-month period ended January 31, 2008, total recoupment by Janus Capital $30,641 for Class C Shares, $9,067 for Class I Shares, $175 for Class R Shares and $29,510 for Class S Shares for Janus Adviser Long/Short Fund. As of January 31, 2008, the recoupment that may still be potentially made to Janus Capital is $48,736.

During the six-month period ended January 31, 2008 and the fiscal year ended July 31, 2007, Janus Capital reimbursed the Fund as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Fund	For the six-month period ended January 31, 2008
Janus Adviser Long/Short Fund – Class A Shares	$27,770
Janus Adviser Long/Short Fund – Class C Shares	4,711
Janus Adviser Long/Short Fund – Class I Shares	29,925
Janus Adviser Long/Short Fund – Class R Shares	–	(1)
Janus Adviser Long/Short Fund – Class S Shares	1,074

(1) Amount reimbursed aggregated less than $1.

Fund	For the fiscal year ended July 31, 2007
Janus Adviser Long/Short Fund – Class A Shares	$1,192
Janus Adviser Long/Short Fund – Class C Shares	768
Janus Adviser Long/Short Fund – Class I Shares	2,437
Janus Adviser Long/Short Fund – Class R Shares	416
Janus Adviser Long/Short Fund – Class S Shares	418

During the six-month period ended January 31, 2008 and the fiscal year ended July 31, 2007, Janus Services reimbursed the Fund as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Fund	For the six-month period ended January 31, 2008
Janus Adviser Long/Short Fund – Class A Shares	$957
Janus Adviser Long/Short Fund – Class C Shares	1,576
Janus Adviser Long/Short Fund – Class I Shares	199
Fund	For the fiscal year ended July 31, 2007
Janus Adviser Long/Short Fund – Class A Shares	$2,484
Janus Adviser Long/Short Fund – Class C Shares	226
Janus Adviser Long/Short Fund – Class I Shares	209

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Fund, except for the Fund's Chief Compliance Officer. Effective January 1, 2006, the Trust began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $83,430 was paid by the Trust during the six-month period ended January 31, 2008. Each Fund's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of January 31, 2008 on the Statement of Assets and Liabilities as an asset, "Non-interested Trustees' deferred compensation," and a liability, "Non-interested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended January 31, 2008 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended January 31, 2008.

Class A Shares may include a contingent deferred sales charge of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. During the six-month period ended January 31, 2008, redeeming shareholders of Class A Shares paid the following contingent deferred sales charges:

Fund (Class A Shares)	Contingent Deferred Sales Charge
Janus Adviser Long/Short Fund	$11,522

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share.

During the six-month period ended January 31, 2008, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Fund (Class C Shares)	Contingent Deferred Sales Charge
Janus Adviser Long/Short Fund	$5,278

Janus Adviser Series January 31, 2008 37

Notes to Financial Statements (unaudited) (continued)

Class A Shares include a 5.75% upfront sales charge of the offering price for the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries.

During the six-month period ended January 31, 2008, Janus Distributors retained the following upfront sales charge:

Fund (Class A Shares)	Upfront Sales Charge
Janus Adviser Long/Short Fund	$165,704
Janus Adviser Global Real Estate Fund	15

A 2.00% redemption fee may be imposed on Class I Shares, Class R Shares and Class S Shares of the Funds held for three months or less. Effective for shares purchased on or after February 15, 2008, the period during which a redemption fee may apply will change from three months or less to 90 days or less. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Funds. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by the Funds for the six-month period ended January 31, 2008 are indicated in the table below:

Fund	Redemption Fees
Janus Adviser Long/Short Fund – Class I Shares	$33,275
Janus Adviser Long/Short Fund – Class S Shares	24,075

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Janus Capital invested and/or redeemed initial seed capital during the six-month period ended January 31, 2008, as indicated in the table below.

Fund	Seed Capital at 7/31/2007	Purchases	Date of Purchases	Redemptions	Date of Redemption	Seed Capital at 1/31/2008
Janus Adviser Long/Short Fund – Class A Shares	$1,000,000	$–	–	$(987,024)	12/31/07	$12,976
Janus Adviser Long/Short Fund – Class C Shares	1,000,000	–	–	(987,183)	12/31/07	12,817
Janus Adviser Long/Short Fund – Class I Shares	1,000,000	–	–	(989,254)	12/31/07	10,746
Janus Adviser Long/Short Fund – Class R Shares	1,000,000	–	–	(987,515)	12/31/07	12,485
Janus Adviser Long/Short Fund – Class S Shares	1,000,000	–	–	(987,091)	12/31/07	12,909
Janus Adviser Global Real Estate Fund – Class A Shares	–	500,000	11/27/07 & 12/24/07	–	–	500,000
Janus Adviser Global Real Estate Fund – Class C Shares	–	500,000	11/27/07 & 12/24/07	–	–	500,000
Janus Adviser Global Real Estate Fund – Class I Shares	–	500,000	11/27/07 & 12/24/07	–	–	500,000
Janus Adviser Global Real Estate Fund – Class R Shares	–	500,000	11/27/07 & 12/24/07	–	–	500,000

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended January 31, 2008, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 1/31/08
Janus Institutional Cash Management Fund – Institutional Shares
Janus Adviser Global Real Estate Fund	$6,225,506	$5,693,298	$9,090	$532,208
	$6,225,506	$5,693,298	$9,090	$532,208
Janus Institutional Money Market Fund – Institutional Shares
Janus Adviser Global Real Estate Fund	$1,250,302	$1,209,702	$698	$40,600
	$1,250,302	$1,209,702	$698	$40,600

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of January 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and passive foreign investment companies.

38 Janus Adviser Series January 31, 2008

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Adviser Long/Short Fund	$779,491,156	$20,014,800	$(34,413,557)	$(14,398,757)
Janus Adviser Global Real Estate Fund	6,471,822	92,049	(369,778)	(277,729)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

Listed below are the gross expense ratios for the Funds that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended January 31, 2008 (unaudited) and the fiscal year ended July 31, 2007

	Class A Shares			Class C Shares			Class I Shares			Class R Shares		Class S Shares
Fund	2008		2007	2008		2007	2008		2007	2008	2007	2008		2007
Janus Adviser Long/Short Fund	3.52%		3.46%	4.29%		4.60%	3.29%		3.26%	4.13%	7.95%	3.77%		4.42%
Janus Adviser Global Real Estate Fund	12.39	%(1)	N/A	13.13	%(1)	N/A	13.71	%(1)	N/A	N/A	N/A	12.60	%(1)	N/A

(1) Period November 28, 2007 (inception date) through January 31, 2008.

Janus Adviser Series January 31, 2008 39

Notes to Financial Statements (unaudited) (continued)

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended January 31, 2008 (unaudited) and the fiscal year ended July 31, 2007	Janus Adviser Long/Short Fund		Janus Adviser Global Real Estate Fund
(all numbers in thousands)	2008	2007	2008(1)
Transactions in Fund Shares - Class A Shares:
Shares sold	23,053	5,459	50
Reinvested dividends and distributions	82	1	–
Shares repurchased	(1,244)	(110)	–
Net Increase/(Decrease) in Fund Shares	21,891	5,350	50
Shares Outstanding, Beginning of Period	5,350	–	–
Shares Outstanding, End of Period	27,241	5,350	50
Transactions in Fund Shares - Class C Shares:
Shares sold	10,387	2,147	50
Reinvested dividends and distributions	27	1	–
Shares repurchased	(265)	(13)	–
Net Increase/(Decrease) in Fund Shares	10,149	2,135	50
Shares Outstanding, Beginning of Period	2,135	–	–
Shares Outstanding, End of Period	12,284	2,135	50
Transactions in Fund Shares - Class I Shares:
Shares sold	12,355	4,979	522
Reinvested dividends and distributions	67	2	–
Shares repurchased	(1,030)	(27)	–
Net Increase/(Decrease) in Fund Shares	11,392	4,954	522
Shares Outstanding, Beginning of Period	4,954	–	–
Shares Outstanding, End of Period	16,346	4,954	522
Transactions in Fund Shares - Class R Shares:
Shares sold	3	101	N/A
Reinvested dividends and distributions	1	–	N/A
Shares repurchased	(100)	–	N/A
Net Increase/(Decrease) in Fund Shares	(96)	101	N/A
Shares Outstanding, Beginning of Period	101	–	N/A
Shares Outstanding, End of Period	5	101	N/A
Transactions in Fund Shares - Class S Shares:
Shares sold	4,133	3,247	50
Reinvested dividends and distributions	36	–	–
Shares repurchased	(2,643)	(48)	–
Net Increase/(Decrease) in Fund Shares	1,526	3,199	50
Shares Outstanding, Beginning of Period	3,199	–	–
Shares Outstanding, End of Period	4,725	3,199	50

(1) Period November 28, 2007 (inception date) through January 31, 2008.

40 Janus Adviser Series January 31, 2008

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended January 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities, option contracts and mortgage dollar roll transactions) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Adviser Long/Short Fund	$756,597,862	$219,735,166	$–	$–
Janus Adviser Global Real Estate Fund(1)	6,005,324	106,647	–	–

(1) Period November 28, 2007 (inception date) through January 31, 2008.

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their

Janus Adviser Series January 31, 2008 41

Notes to Financial Statements (unaudited) (continued)

subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

42 Janus Adviser Series January 31, 2008

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding the Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

FOR JANUS ADVISER LONG/SHORT FUND

The Trustees of Janus Adviser Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the five Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2008 through February 1, 2009 (January 1, 2008 through January 1, 2009 for Janus Adviser INTECH Risk-Managed Core Fund, and excluding those Funds whose agreements are already in effect for an initial term through February 1, 2009), subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that,

Janus Adviser Series January 31, 2008 43

Additional Information (unaudited) (continued)

taking into account steps taken to address those Funds whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the investment performance of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Funds effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Funds to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

44 Janus Adviser Series January 31, 2008

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds declined in the past few years, those Funds benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain share classes of the Funds for services provided. They also considered Janus Capital's past and proposed use of commissions paid by Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Funds and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Fund to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They also concluded that Janus Capital benefits from the receipt of proprietary and third-party research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, was in the best interest of the respective Funds and their shareholders.

FOR JANUS ADVISER GLOBAL REAL ESTATE FUND

The Trustees of Janus Adviser Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), the investment adviser of Janus Adviser Global Real Estate Fund (the "New Fund"), considered the proposed investment advisory agreement for the New Fund. In the course of their consideration of that agreement, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Independent Trustees and their counsel, and also considered information provided by their independent fee consultant. Based on their evaluation of that information, as well as other information, the Trustees, at a meeting held on September 25, 2007, unanimously approved the investment advisory agreement for the New Fund for an initial term through February 1, 2009, subject to earlier termination as provided for in the agreement.

In considering the agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services

The Trustees' analysis of the nature, extent, and quality of Janus Capital's proposed services to the New Fund took into account the investment objective and strategies of the New Fund and the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly

Janus Adviser Series January 31, 2008 45

Additional Information (unaudited) (continued)

basis, and their ongoing reviews of information related to Janus funds. In addition, the Trustees reviewed Janus Capital's resources and key personnel, especially those who would be providing investment management and administrative services to the New Fund. The Trustees also considered other services to be provided to the New Fund by Janus Capital, such as the managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the New Fund's administrator, monitoring adherence to the New Fund's investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.

The Trustees concluded that the nature and extent of the services to be provided by Janus Capital to the New Fund were appropriate and consistent with the terms of the proposed advisory agreement and that the New Fund was likely to benefit from services provided under its agreement with Janus Capital. They also concluded that the quality of Janus Capital's services to the other Funds for which it serves as investment adviser has generally been good, and is consistent with or superior to quality norms in the mutual fund industry; that Janus Capital has sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively; and that Janus Capital's financial condition is sound. In reaching their conclusions, the Trustees considered information provided by Janus Capital for their consideration of the proposed agreement, as well as information previously provided to them by Janus Capital in connection with their consideration of the continuation of other investment advisory agreements entered into with Janus Capital on behalf of other Funds.

Costs of Services Provided

The Trustees examined the proposed fee information and estimated expenses for the New Fund in comparison to information for other comparable funds as provided by an independent provider of investment company data.

The Trustees considered the methodology used by Janus Capital in determining compensation payable to the portfolio manager and the competition for investment management talent, as well as the competitive market for mutual funds in different distribution channels.

The Trustees concluded that the estimated overall expense ratio of each class of shares of the New Fund, taking into account the expense limitations agreed to by Janus Capital, was comparable to or more favorable than the median expense ratio of its peers and that the fees that the New Fund will pay to Janus Capital are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital charges to other similarly situated clients.

Benefits Derived from the Relationship with the New Fund

The Trustees also considered benefits that would accrue to Janus Capital and its affiliates from their relationship with the New Fund, noting that two affiliates of Janus Capital would serve the New Fund as transfer agent and distributor, respectively, and that the transfer agent would receive compensation from the New Fund's Class S Shares for its services to the New Fund. They also considered Janus Capital's proposed use of commissions (to be paid by the New Fund on its portfolio brokerage transactions) to obtain proprietary and third-party research products and services benefiting the New Fund and/or other clients of Janus Capital.

The Trustees concluded that, other than the services to be provided by Janus Capital and its affiliates pursuant to the proposed agreement and the fees to be paid by the New Fund therefor, the New Fund and Janus Capital may potentially benefit from their relationship with each other in other ways. They also concluded that Janus Capital may potentially benefit from the receipt of proprietary and third-party research products and services to be acquired through commissions paid on portfolio transactions of the New Fund or other Funds in the Janus complex, and that the New Fund may potentially benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. The Trustees further concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the New Fund. They also concluded that success of the New Fund could attract other business to Janus Capital or its other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the New Fund.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that approval of the New Fund's investment advisory agreement was in the best interest of the New Fund and its shareholders.

46 Janus Adviser Series January 31, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each class of a Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund's subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on estimates for the initial fiscal year. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

The Fund also provides a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing written options contracts follows each Fund's Schedule of Investments (if applicable). Written options contracts are contracts that obligate to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and

Janus Adviser Series January 31, 2008 47

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund's investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare the Funds' "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. Each Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value ("NAV") for current and past reporting periods for each class of the Funds. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of a Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

48 Janus Adviser Series January 31, 2008

Notes

Janus Adviser Series January 31, 2008 49

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Funds distributed by Janus Distributors LLC (3/08)

C-0308-023  108-24-600 03-08

2008 Semiannual Report

Janus Adviser Series

Bond

Janus Adviser Flexible Bond Fund

Janus Adviser Floating Rate High Income Fund

Janus Adviser High-Yield Fund

Money Market

Janus Adviser Money Market Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics
    and holdings

Janus Adviser Series

Useful Information About Your Fund Report	1

Management Commentaries and Schedules of Investments

Bond

Flexible Bond Fund	2

Floating Rate High Income Fund	12

High-Yield Fund	19

Money Market

Money Market Fund	31

Statements of Assets and Liabilities	34

Statements of Operations	35

Statements of Changes in Net Assets	36

Financial Highlights	37

Notes to Schedules of Investments	46

Notes to Financial Statements	48

Additional Information	64

Explanations of Charts, Tables and Financial Statements	67

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was January 31, 2008. As the investing environment changes, so could the managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from August 1, 2007 to January 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Fund's total operating expenses, with the exception of Janus Adviser Money Market Fund, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least December 1, 2009. Janus Capital has agreed to waive Janus Adviser Money Market Fund's total operating expenses, excluding any class specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares and Class C Shares), the administrative services fees (applicable to Class S Shares), brokerage commissions, interest, taxes and extraordinary expenses to a certain limit. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Janus Distributors LLC has contractually agreed to a waiver that will reduce the amount of 12b-1 fees payable by Janus Adviser Money Market Fund from 1.00% on Class C Shares to 0.25%. This waiver will continue until at least December 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees (where applicable). Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series January 31, 2008 1

Janus Adviser Flexible Bond Fund (unaudited)

Fund Snapshot

This bond fund adjusts its allocations among different types of bonds in an attempt to take advantage of ever-changing market conditions.

Gibson Smith

co-portfolio
manager

Darrell Watters

co-portfolio
manager

Performance Overview

In the six-month period ended January 31, 2008, Janus Adviser Flexible Bond Fund's Class S Shares returned 6.99%, compared to a 6.82% return for the Fund's benchmark, the Lehman Brothers Aggregate Bond Index.

Economic Update

Volatility in the bond market rose during the six-month period ended January 31, 2008, amid growing economic uncertainty and turmoil in the credit markets. U.S. Treasuries rallied for much of the time period with yields across the curve heading lower as subprime-related problems spilled over into other credit markets causing many central banks around the world to inject liquidity. In the U.S., the Federal Reserve (Fed) responded to the stress in the financial markets with a number of reductions in its target interest rate, capping them off in late January with an unprecedented inter-meeting rate cut of 75 basis points followed by another 50 basis point rate reduction at the scheduled January meeting. The Federal Open Market Committee (FOMC) cited a weakening economic outlook, "growing downside risks to growth," tightening credit conditions, and stress in the financial markets as some of the reasons for bringing the Federal Funds rate down from 5.25% to 3.00% by the end of the period. Elsewhere, the spreads between U.S. Treasuries and high-yield bonds widened considerably from what had been historically low levels earlier in 2007 as bond investors' appetite for below-investment-grade securities waned. Further impacting the widening spreads was the degree of risk-aversion trading in the U.S., which emanated partially from subprime mortgage woes and the credit crunch. Looking ahead, the key economic question for the U.S. is whether the recent, more aggressive policy action (Fed easings, likely fiscal stimulus, potential monoline insurers bailout) will be enough to prevent the U.S. economy from slipping into a recession and potentially impacting global economic growth.

Overweight Position in the U.S. Treasury Sector Aided Performance

The largest positive contribution to performance for the period was the relative overweight exposure in the U.S. Treasury sector versus the benchmark. Last spring, as concerns mounted over spread volatility and credit problems in the mortgage market, we began to substantially reduce the Fund's exposure to mortgage-backed securities, recycling most of the cash into higher-quality Treasury positions. Additionally, we reduced the exposure to bank, finance and brokerage issuers prior to the mid-summer credit crunch. These steps helped to mitigate the Fund's sensitivity to the ensuing market sell-off, which took a heavy toll on mortgage- and finance-related holdings.

Within our credit allocation, a slight negative overall, individual credits boosted performance. Also helping relative performance was the underweight exposure to the financial and banking sub-sectors of the benchmark and the overweight position in utility companies such as Southern California Edison and Edison Mission Energy, a high-yield issuer. Among the top contributing credits over the six-month period was General Electric Capital Corp. As a AAA-rated corporate issuer, GE Capital Corp.'s cost of financing has been among the lowest in the market, and given their broadly diversified portfolio of financing, the company's debt held up well in the recent downturn.

Select Credits Detracted from Returns

While we scaled back exposure to finance-related holdings, the Fund's modest overweight position in corporate credits relative to the benchmark detracted from performance. We believed this overweight exposure was supported by our fundamental analysis of relative risks and opportunities across the fixed-income spectrum, but proved detrimental during the recent market correction. Long-term, we believe the risk/reward profile of the credit sector is compelling relative to other spread-based instruments.

Two high-yield issuers – Pinnacle Foods and Univision Communications – were the top individual detractors among credit. Debt issued by Pinnacle Foods declined on fears of rising raw material prices including grains and energy. Given the Fund's mandate and high volatility in below-investment

2 Janus Adviser Series January 31, 2008

(unaudited)

grade markets, we sold the position. Bank loans from Univision Communications suffered as the market shied away from newly issued, highly-levered debt used to finance many buy-outs prior to the summer's credit malaise.

Outlook

We are watching the outlook for the global economy very closely as we believe it holds the key to the pricing and valuation of risk assets. During the time period, we reduced our exposure to the riskier segments of the market, upgrading our credit holdings to what we viewed to be potentially recession-resistant, cash-flow-generative, asset-heavy companies. Overweight to U.S. Treasuries and a neutral position in long duration across our higher-quality, fixed-income portfolios reflects our cautious view on the economy. With growing economic uncertainty and rising risks of a U.S. recession, highly leveraged companies were beginning to experience a rise in default rate expectations. Should the U.S. economy dip into a recession, we would expect default rate expectations to rise even further. Although we are likely still in the early stages of the re-pricing of risk in the fixed-income markets, in particular the high-yield and bank loan markets, we think that in many cases investors are adequately compensated for taking the additional risk. But some caution must be taken as it is likely a "bond-picker's" market, where the differentiation in returns will likely come from select companies. We view credit as offering the greatest long-term total return opportunity for our shareholders. As always, we will continue to emphasize bottom-up company analysis as our primary tool in our quest to add value for shareholders.

Thank you for your investment in Janus Adviser Flexible Bond Fund.

Janus Adviser Series January 31, 2008 3

Janus Adviser Flexible Bond Fund (unaudited)

Janus Adviser Flexible Bond Fund At a Glance

Fund Profile

January 31, 2008
Weighted Average Maturity	5.9 Years
Average Modified Duration*	3.9 Years
30-Day Current Yield**
Class A Shares at NAV
Without Reimbursement	3.48%
With Reimbursement	3.79%
Class A Shares at MOP
Without Reimbursement	3.32%
With Reimbursement	3.61%
Class C Shares***
Without Reimbursement	2.81%
With Reimbursement	3.04%
Class I Shares
Without Reimbursement	3.80%
With Reimbursement	4.04%
Class R Shares
Without Reimbursement	3.06%
With Reimbursement	3.30%
Class S Shares
Without Reimbursement	3.30%
With Reimbursement	3.54%
Weighted Average Fixed Income Credit Rating	AA+
Number of Debt Securities	171

*  A theoretical measure of price volatility.

**  Yield will fluctuate.

***  Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Net Assets)

January 31, 2008
AAA	52.7%
AA	1.7%
A	2.9%
BBB	4.5%
BB	4.7%
B	3.0%
CCC	0.1%
Other	30.4%

†Rated by Standard & Poor's.

Significant Areas of Investment – (% of Net Assets) As of January 31, 2008	Asset Allocation – (% of Net Assets) As of January 31, 2008

Emerging markets comprised 0.1% of total net assets.

4 Janus Adviser Series January 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2008									Expense Ratios – for the fiscal year ended July 31, 2007
	Fiscal Year-to- Date	One Year		Five Year		Ten Year		Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Flexible Bond Fund - Class A Shares									1.19%	0.81%(a)
NAV	7.12%	8.71%		4.65%		5.35%		6.64%
MOP	2.14%	3.53%		3.81%		4.93%		6.51%
Janus Adviser Flexible Bond Fund - Class C Shares									1.93%	1.55%(a)
NAV	6.73%	7.91%		4.14%		4.72%		5.96%
CDSC	5.69%	6.87%
Janus Adviser Flexible Bond Fund - Class I Shares	7.18%	8.82%		4.65%		5.35%		6.64%	0.90%	0.55%(b)
Janus Adviser Flexible Bond Fund - Class R Shares	6.85%	8.17%		4.36%		5.03%		6.41%	1.65%	1.31%(c)
Janus Adviser Flexible Bond Fund - Class S Shares	6.99%	8.45%		4.65%		5.35%		6.64%	1.40%	1.06%(c)
Lehman Brothers Aggregate Bond Index	6.82%	8.81%		4.75%		6.01%		6.16%
Lipper Quartile - Class S Shares	–	1	st	2	nd	2	nd	N/A**
Lipper Ranking - Class S Shares based on total returns for Intermediate Investment Grade Debt Funds	–	103/557		117/395		83/188		N/A**

  Visit janus.com/info to view up-to-date
  performance and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the

Janus Adviser Series January 31, 2008 5

Janus Adviser Flexible Bond Fund (unaudited)

application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Flexible Bond Portfolio of Janus Aspen Series ("the Predecessor Fund") into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

May 1, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The predecessor Fund's inception date – September 13, 1993

**The Lipper ranking for the Fund's Class S Shares is not available.

6 Janus Adviser Series January 31, 2008

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,071.20	$4.22
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.12
Expense Example - Class C Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,067.30	$8.05
Hypothetical (5% return before expenses)	$1,000.00	$1,017.34	$7.86
Expense Example - Class I Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,071.80	$2.86
Hypothetical (5% return before expenses)	$1,000.00	$1,022.37	$2.80
Expense Example - Class R Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,068.50	$6.76
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.60
Expense Example - Class S Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,069.90	$5.46
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.33

*Expenses are equal to the annualized expense ratio of 0.81% for Class A Shares, 1.55% for Class C Shares, 0.55% for Class I Shares, 1.30% for Class R Shares and 1.05% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Adviser Series January 31, 2008 7

Janus Adviser Flexible Bond Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Corporate Debt - 20.9%
Agricultural Operations - 0.2%
$80,000	Bunge Limited Finance Corp., 4.375% company guaranteed notes due 12/15/08	$80,437
Applications Software - 0.2%
115,000	Intuit, Inc., 5.75% senior unsecured notes, due 3/15/17	114,670
Auction House - Art Dealer - 0.1%
61,042	Adesa, Inc., 7.08% bank loan, due 10/20/13‡	53,297
Automotive - Cars and Light Trucks - 0.3%
109,173	Ford Motor Co., 8.00% bank loan, due 12/16/13‡	95,169
49,500	General Motors Corp., 7.05563% bank loan, due 11/29/13‡	44,934
		140,103
Brewery - 0.1%
35,000	Anheuser Bush COS, Inc., 5.50% senior subordinated notes, due 1/15/18	36,329
Cable Television - 0.9%
110,000	Charter Communications Operating LLC 5.26%, bank loan, due 3/6/14‡	95,499
225,000	Cox Communications, Inc., 4.625% senior unsecured notes, due 1/15/10	225,654
178,172	CSC Holdings, Inc., 6.89625% bank loan, due 3/29/13‡	164,031
		485,184
Casino Hotels - 0.1%
30,000	Seminole Hard Rock Entertainment 8.19438%, secured notes due 3/15/14 (144A)‡	27,000
Chemicals - Diversified - 0.1%
70,000	E.I. Du Pont De Nemours, 5.00% senior unsecured notes, due 1/15/13	72,436
Commercial Services - 0.4%
40,000	Aramark Corp., 8.50% company guaranteed notes, due 2/1/15	39,800
180,000	Iron Mountain, Inc., 8.625% company guaranteed notes, due 4/1/13	181,800
		221,600
Computer Services - 0.4%
205,000	SunGard Data Systems, Inc., 9.125% company guaranteed notes, due 8/15/13	208,075
Consumer Products - Miscellaneous - 0.2%
115,000	Clorox Co., 5.95% senior unsecured notes, due 10/15/17	116,338
Containers - Metal and Glass - 0.5%
136,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	136,000
100,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	100,125
		236,125
Data Processing and Management - 0.5%
	Fiserv, Inc.:
130,000	6.125%, company guaranteed notes due 11/20/15	135,254
130,000	6.80%, company guaranteed notes due 11/20/17	136,521
		271,775

Shares or Principal Amount		Value
Diversified Financial Services - 0.9%
	General Electric Capital Corp.:
$310,000	4.875%, notes, due 10/21/10	$320,433
165,000	4.375%, unsecured notes, due 11/21/11	167,237
		487,670
Diversified Operations - 2.1%
470,000	General Electric Co., 5.25% senior unsecured notes, due 12/6/17	474,137
155,000	Kansas City Southern, 7.50% company guaranteed notes, due 6/15/09	155,969
90,000	SPX Corp., 7.625% senior notes, due 12/15/14 (144A)	92,250
	Textron, Inc.:
175,000	6.375%, senior unsecured notes due 11/15/08	179,155
210,000	5.60%, senior unsecured notes due 12/1/17	216,816
		1,118,327
Diversified Operations - Commercial Services - 0.1%
	Aramark Corp.:
1,843	5.19813%, bank loan, due 1/27/14‡	1,673
29,019	6.705%, bank loan, due 1/27/14‡	26,874
		28,547
Electric - Generation - 0.5%
295,000	Edison Mission Energy, 7.00% senior unsecured notes, due 5/15/17	286,888
Electric - Integrated - 3.6%
145,000	CMS Energy Corp., 6.30% senior unsubordinated notes, due 2/1/12	147,512
75,000	Consolidated Edison, Inc., 5.50% debentures, due 9/15/16	76,876
72,000	Energy Future Holdings, 10.875% company guaranteed notes due 11/1/17 (144A)	71,280
130,000	MidAmerican Energy Holdings Co., 3.50% senior notes, due 5/15/08	129,732
250,000	Monongahela Power Co., 6.70% first mortgage notes, due 6/15/14	269,844
105,000	Pacific Gas and Electric Co., 4.80% unsecured notes, due 3/1/14	104,527
90,000	Pacificorp, 6.25% first mortgage notes, due 10/15/37	93,067
270,000	Southern California Edison Co., 7.625% unsecured notes, due 1/15/10	290,028
	Texas Competitive Election Holdings:
105,000	10.25%, company guaranteed notes due 11/1/15 (144A)	103,163
127,000	10.25%, company guaranteed notes due 11/1/15 (144A)	124,778
235,000	Virginia Electric & Power Co., 5.10% senior unsecured notes, due 11/30/12	242,502
230,000	West Penn Power Co., 5.95% first mortgage notes, due 12/15/17 (144A)	236,263
		1,889,572
Electronic Components - Semiconductors - 0.4%
215,000	National Semiconductor Corp., 5.94438% senior unsecured notes, due 6/15/10‡	208,906
Finance - Auto Loans - 0.3%
	Ford Motor Credit Co.:
145,000	9.81%, notes, due 4/15/12‡	141,753
35,000	7.80%, notes, due 6/1/12	31,000
		172,753

See Notes to Schedules of Investments and Financial Statements.
8 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Finance - Consumer Loans - 0.2%
$95,000	John Deere Capital Corp., 4.875% senior notes, due 10/15/10	$98,184
Finance - Investment Bankers/Brokers - 0.5%
56,000	Goldman Sachs Group, Inc., 6.75% senior subordinated notes, due 10/1/37	54,939
180,000	JP Morgan Chase & Co, 6.00% senior notes, due 1/15/18	186,804
		241,743
Food - Retail - 0.4%
60,000	Kroger Co., 6.15% bonds, due 1/15/20	61,842
	Stater Brothers Holdings, Inc.:
60,000	8.125%, senior notes, due 6/15/12	58,500
105,000	7.75%, company guaranteed notes due 4/15/15	98,700
		219,042
Food - Wholesale/Distribution - 0.2%
115,000	Supervalu, Inc., 7.50% senior unsecured notes, due 11/15/14	116,581
Gas - Distribution - 0.1%
60,000	Southern Star Central Corp., 6.00% notes, due 6/1/16 (144A)	58,800
Independent Power Producer - 0.3%
	Reliant Energy, Inc.:
65,000	7.625%, senior notes, due 6/15/14	63,375
70,000	7.875%, senior notes, due 6/15/17	68,250
		131,625
Medical - Hospitals - 0.3%
155,000	HCA, Inc., 9.25% secured notes, due 11/15/16	162,556
Metal - Diversified - 0.2%
120,000	Freeport-McMoRan Copper & Gold, Inc. 8.375%, senior unsecured notes due 4/1/17	127,500
Multimedia - 0.9%
	Viacom, Inc.:
50,000	6.25%, senior notes, due 4/30/16	50,519
60,000	6.125%, senior unsecured notes due 10/5/17	60,556
	VNU, Inc.:
40,975	6.66125%, bank loan, due 8/9/13‡	38,039
68,196	7.14625%, bank loan, due 8/9/13‡	63,308
255,000	Walt Disney Company, 4.70% senior unsecured notes, due 12/1/12	260,724
		473,146
Non-Hazardous Waste Disposal - 0.6%
170,000	Allied Waste Industries, Inc., 6.50% secured notes, due 11/15/10	168,300
155,000	Waste Management, Inc., 7.375% senior unsubordinated notes, due 8/1/10	165,381
		333,681
Oil Companies - Exploration and Production - 1.0%
135,000	Encana Corp., 6.50% unsubordinated notes, due 2/1/38	139,321
	Forest Oil Corp.:
15,000	8.00%, company guaranteed notes due 12/15/11	15,563
70,000	7.25%, senior notes, due 6/15/19 (144A)	70,000

Shares or Principal Amount		Value
Oil Companies - Exploration and Production (continued)
$125,000	Kerr-McGee Corp., 6.875% company guaranteed notes, due 9/15/11	$135,727
100,000	Sabine Pass L.P., 7.50% secured notes, due 11/30/16	93,750
75,000	XTO Energy, Inc., 6.10% senior unsecured notes, due 4/1/36	74,295
		528,656
Paper and Related Products - 0.2%
	Georgia-Pacific Corp.:
9,050	6.58%, bank loan, due 12/20/12‡	8,319
11,456	6.83125%, bank loan, due 12/20/12‡	10,531
5,728	6.89625%, bank loan, due 12/20/12‡	5,266
91,646	6.89625%, bank loan, due 12/20/12‡	84,248
		108,364
Pipelines - 1.1%
550,000	Kinder Morgan Finance Co., 5.70% company guaranteed notes, due 1/5/16	487,560
110,000	Spectra Energy Corp., 6.75% senior unsubordinated notes, due 2/15/32	108,063
		595,623
Publishing - Periodicals - 0.1%
59,400	Idearc, Inc., 6.83% bank loan, due 11/17/14‡	53,914
Reinsurance - 0.2%
100,000	Berkshire Hathaway, Inc., 4.625% company guaranteed notes, due 10/15/13	102,469
Satellite Telecommunications - 0.1%
80,000	INTELSAT Bermuda, Ltd., 7.13125% bank loan, due 2/1/14‡	78,117
Schools - 0.1%
35,835	Education Management LLC, 6.625% bank loan, due 6/1/13‡	33,092
Special Purpose Entity - 0.3%
60,000	Petroplus Finance, Ltd., 7.00% company guaranteed notes due 5/1/17 (144A)	54,450
95,000	Source Gas LLC, 5.90% senior notes, due 4/1/17 (144A)§	92,784
		147,234
Super-Regional Banks - 0.8%
50,000	Bank of America Corp., 8.00% notes, due 12/29/49‡	51,938
55,000	Bank One Corp., 7.625% subordinated notes, due 10/15/26	61,568
290,000	Wells Fargo Co., 5.625% senior unsecured notes, due 12/11/17	298,026
		411,532
Telephone - Integrated - 0.7%
105,000	AT&T, Inc., 5.50% bonds, due 2/1/18	105,351
190,000	BellSouth Corp., 4.75% senior unsecured notes, due 11/15/12	192,360
75,000	Telefonica Emisiones S.A.U., 5.984% company guaranteed notes, due 6/20/11	77,952
		375,663

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 9

Janus Adviser Flexible Bond Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Television - 0.2%
$110,000	Univision Communications, Inc., 5.49375% bank loan, due 9/29/14 ‡	$90,063
Transportation - Railroad - 0.4%
45,000	Kansas City Southern de Mexico, 7.375% senior notes, due 6/1/14 (144A)	42,750
145,000	Union Pacific Corp., 5.70% notes, due 8/15/18	144,508
		187,258
Transportation - Services - 0.1%
75,000	Fedex Corp., 5.50% company guaranteed notes, due 8/15/09	76,836
Total Corporate Debt (cost $11,070,665)		11,007,711
Mortgage Backed Securities - 13.9%
U.S. Government Agencies - 11.4%
	Fannie Mae:
140,792	7.00%, due 9/1/14	147,191
37,600	6.50%, due 11/1/17	39,360
119,819	5.00%, due 11/1/18	121,722
159,734	4.50%, due 5/1/19	160,174
50,176	5.50%, due 8/1/19	51,468
25,921	5.50%, due 9/1/19	26,608
25,177	4.50%, due 4/1/20	25,230
24,231	4.50%, due 9/1/20	24,282
130,018	6.00%, due 10/1/21	134,476
134,966	5.50%, due 9/1/24	137,495
36,983	7.00%, due 11/1/28	39,520
48,894	6.50%, due 2/1/31	51,156
101,847	7.00%, due 2/1/32	108,834
330,433	6.00%, due 10/1/32	340,050
277,733	5.50%, due 2/1/33	282,114
76,890	6.50%, due 3/1/33	80,257
197,062	5.50%, due 11/1/33	200,035
241,201	5.00%, due 4/1/34	240,484
375,651	6.00%, due 7/1/34	386,862
26,863	6.50%, due 9/1/34	28,361
330,786	5.50%, due 11/1/34	335,584
217,721	6.00%, due 1/1/35	223,790
119,003	5.50%, due 1/1/36	120,650
94,874	6.50%, due 1/1/36	98,500
58,951	6.00%, due 8/1/36	60,503
74,915	6.00%, due 8/1/36	76,887
92,134	6.00%, due 1/1/37	94,559
	Federal Home Loan Bank System:
46,187	5.50%, due 12/1/34	46,816
166,387	5.50%, due 12/1/34	168,653
	Freddie Mac:
57,045	5.50%, due 1/1/16	58,555
103,507	5.50%, due 1/1/18	106,229
69,265	5.50%, due 2/1/21	70,898
103,149	6.00%, due 11/1/33	106,001
165,992	6.00%, due 2/1/34	170,677
41,173	6.50%, due 7/1/34	43,069
490,579	5.00%, due 10/1/35	488,628
444,600	5.00%, due 11/1/35	442,831
92,530	5.50%, due 8/1/36	93,711
	Ginnie Mae:
171,013	6.00%, due 10/20/34	176,602
80,000	6.50%, due 2/20/35	83,349
283,066	5.50%, due 3/20/35	288,454
		5,980,625

Shares or Principal Amount		Value
U.S. Government Agency Variable Notes - 2.5%
	Fannie Mae:
$374,914	5.035%, due 1/1/33	$381,251
176,594	4.566%, due 4/1/33	179,881
124,888	4.605%, due 12/1/34	126,800
328,056	5.585%, due 11/1/36	331,979
94,827	Federal Home Loan Bank System 5.713%, due 3/1/37	96,109
221,064	Freddie Mac 3.756%, due 7/1/34	222,838
		1,338,858
Total Mortgage Backed Securities (cost $7,223,391)		7,319,483
Preferred Stock - 1.1%
Savings/Loan/Thrifts - 0.2%
4,655	Chevy Chase Bank FSB, 8.00%	116,375
U.S. Government Agency - 0.9%
8,995	Fannie Mae, 8.25%	237,648
8,725	Freddie Mac, 8.375%	234,266
		471,914
Total Preferred Stock (cost $564,743)		588,289
U.S. Treasury Notes/Bonds - 52.5%
	U.S. Treasury Notes/Bonds:
$1,470,000	4.875%, due 5/31/09#	1,522,713
1,065,000	4.625%, due 7/31/09#	1,103,939
20,000	3.625%, due 10/15/09	20,508
1,211,000	3.25%, due 12/31/09#	1,235,409
55,000	4.75%, due 2/15/10#	57,827
5,235,000	4.50%, due 5/15/10#	5,508,203
560,000	4.50%, due 11/15/10	593,906
485,000	5.125%, due 6/30/11#	527,513
980,000	4.50%, due 11/30/11#	1,049,596
80,000	4.75%, due 1/31/12	86,506
1,535,000	4.625%, due 2/29/12#	1,653,362
130,000	4.50%, due 3/31/12	139,425
175,000	4.50%, due 4/30/12	187,701
2,561,000	4.75%, due 5/31/12#	2,773,683
1,420,000	4.625%, due 7/31/12#	1,531,936
200,000	4.125%, due 8/31/12	211,578
195,000	4.25%, due 9/30/12	207,462
290,000	3.875%, due 10/31/12#	303,798
115,000	3.375%, due 11/30/12#	117,875
1,351,000	3.625%, due 12/31/12#	1,401,346
345,000	4.625%, due 11/15/16#	372,223
494,000	4.625%, due 2/15/17#	532,517
1,502,000	4.50%, due 5/15/17#	1,605,380
185,000	8.875%, due 8/15/17	261,428
371,000	4.25%, due 11/15/17#	389,608
360,000	8.875%, due 2/15/19	520,059
521,000	7.25%, due 8/15/22	694,070
1,069,000	6.25%, due 8/15/23#	1,313,284
685,000	4.75%, due 2/15/37#	729,739
959,000	5.00%, due 5/15/37#	1,062,167
Total U.S. Treasury Notes/Bonds (cost $26,268,257)		27,714,761

See Notes to Schedules of Investments and Financial Statements.
10 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Money Markets - 8.2%
2,758,250	Janus Institutional Cash Management Fund - Institutional Shares, 3.95%	$2,758,250
1,585,750	Janus Institutional Money Market Fund - Institutional Shares, 3.81%	1,585,750
Total Money Markets (cost $4,344,000)		4,344,000
Other Securities - 24.8%
7,686,512	Allianz Dresdner Daily Asset Fund†	7,686,512
	Time Deposits:
1,014,585	ABN-AMRO Bank, 3.06%, 2/1/08†	1,014,585
1,014,585	Calyon, 3.12%, 2/1/08†	1,014,585
1,014,585	Deutsche Bank AG, 3.12%, 2/1/08†	1,014,585
1,014,585	Lloyds TSB BK PLC London 3.08%, 2/1/08†	1,014,585
507,293	ING Bank NV Amsterdam 3.08%, 2/1/08†	507,293
405,834	Rabobank Ned Cayman Isl. 3.06%, 2/1/08†	405,834
405,834	Svenska Handelsgbanken, 3.25%, 2/1/08†	405,834
23,265	Natixis, 3.09%, 2/1/08†	23,265
Total Other Securities (cost $13,087,078)		13,087,078
Total Investments (total cost $62,558,134) – 121.4%		64,061,322
Liabilities, net of Cash, Receivables and Other Assets – (21.4)%		(11,273,155)
Net Assets – 100%		$52,788,167

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Canada	$487,560	0.8%
China	54,450	0.1%
Spain	77,952	0.1%
United States††	63,441,360	99.0%
Total	$64,061,322	100.0%

††Includes Short-Term Securities and Other Securities (71.8% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 11

Janus Adviser Floating Rate High Income Fund (unaudited)

The fund is designed for long-term investors who primarily seek current income from an investment that may have lower correlation to fixed-income markets than a traditional fixed-income fund.

Jason Groom

portfolio manager

Performance Overview

For the six-month period ended January 31, 2008, Janus Adviser Floating Rate High Income Fund's Class S Shares returned (1.78)% versus the Fund's benchmark, the Credit Suisse First Boston Leveraged Loan Index, which returned (1.43)%.

Economic Update

The leveraged loan market has endured unprecedented volatility over the past several months, with July 2007 and January 2008 logging the biggest monthly declines in the category's history. The volatility was driven by a variety of factors including supply overhang, declining London Interbank Offered Rate ("LIBOR"), the absence of the category's largest buyer (Collateralized Loan Obligation or "CLO") and an uncertain economic environment.

The category has been facing one of the largest supply shocks in its history, with a forward calendar of $150 billion (or over 25% of the size of the market) at a time when a major source of prior demand, the CLO buyer, is out of business. Adding to the supply pressure has been the liquidation of various leveraged vehicles – total return swap programs, CLO warehouses, and market value CLOs.

Non-traditional buyers including hedge funds and high-yield mutual funds have been dominating trading flows in the wake of the exodus of the CLO bid, which has inherently increased volatility in the leveraged loan market. Declining LIBOR has exacerbated the volatility as declining interest rates have been pushing asset prices lower, resulting in reduced emphasis on leveraged loans among these new liquidity providers.

Select Food/Tobacco Sector and Media/
Telecommunications Sector Bonds Detracted

Buffets, Inc. is a casual dining chain with locations across the United States. The research analysts and my thesis for investing in the loan was improving cash flow and deleveraging potential from realized synergies resulting from the acquisition of one of its competitors, Ryan's Restaurant Group. The stated synergies took longer to attain at a time when economic conditions were worsening, causing credit fundamentals to deteriorate. We sold the loan when it was evident to me the situation would deteriorate further.

Penton Media is the largest business-to-business media company in the U.S. We became involved in the loan as part of the financing for private equity firm Wasserstein & Co.'s purchase of the company in 2006. We believe the loan has been unduly punished relative to its peers due to its out-of-favor second lien structure.

Gaming/Leisure Sector Bonds and Cash Equivalents were Largest Contributors

The Fund held above-average cash, primarily in money markets, during the period given the lack of compelling risk-adjusted returns we found available in the market.

Riviera Holdings is a gaming company with casinos in Nevada and Colorado. The Fund owned the loan for what we felt were its strong asset coverage, stable cash flow profile and option to refinance at par in the event the company was sold. The loan was sold in advance of a decline in the value of the refinancing option.

Outlook

We believe the technical pressures in the leveraged loan market could persist for the majority of 2008. The market likely will be further challenged by a slowing economic environment and potential for increased defaults. We have been attempting to position the Fund accordingly by reducing exposure to what we believe are the riskier segments of the market, upgrading holdings to what we view to be potentially recession-resistant, cash-flow-stable, asset-heavy companies. As always, we will continue to emphasize bottom-up fundamental credit research in an effort to create value for shareholders.

Thank you for your investment in Janus Adviser Floating Rate High Income Fund.

12 Janus Adviser Series January 31, 2008

(unaudited)

Janus Adviser Floating Rate High Income Fund At a Glance

Fund Profile

January 31, 2008
30 Day Current Yield*
Class A Shares at NAV
Without Reimbursement	2.55%
With Reimbursement	7.86%
Class A Shares at MOP
Without Reimbursement	2.43%
With Reimbursement	7.49%
Class C Shares**
Without Reimbursement	1.87%
With Reimbursement	7.09%
Class I Shares
Without Reimbursement	2.80%
With Reimbursement	8.12%
Class S Shares
Without Reimbursement	2.29%
With Reimbursement	7.60%
Number of Debt Securities	61

*  Yield will fluctuate.

**  Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Net Assets)

January 31, 2008
BB	25.0%
B	19.7%
CCC	3.5%
Other	51.8%

†Rated by Standard & Poor's.

Significant Areas of Investment – (% of Net Assets) As of January 31, 2008	Asset Allocation – (% of Net Assets) As of January 31, 2008

Janus Adviser Series January 31, 2008 13

Janus Adviser Floating Rate High Income Fund (unaudited)

Performance

Cumulative Total Return – for the period ended January 31, 2008				Expense Ratios – estimated for the initial fiscal year
	Fiscal Year-to- Date	Since Effective Date*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Floating Rate High Income Fund - Class A Shares				8.44%	1.20	%(a)
NAV	(1.70)%	(5.08)%
MOP	(6.40)%	(9.57)%
Janus Adviser Floating Rate High Income Fund - Class C Shares				9.14%	1.95	%(a)
NAV	(2.04)%	(5.59)%
CDSC	(2.99)%	(6.49)%
Janus Adviser Floating Rate High Income Fund - Class I Shares	(1.52)%	(4.84)%		7.76%	0.95	%(b)
Janus Adviser Floating Rate High Income Fund - Class S Shares	(1.78)%	(5.21)%		8.56%	1.45	%(c)
Credit Suisse First Boston Leveraged Loan Index	(1.43)%	(3.81	)%**

  Visit janus.com/info to view up-to-date
  performance and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower. Effective for shares purchased on or after February 15, 2008, the period during which a redemption fee may apply will change from three months or less to 90 days or less.

(a) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense

14 Janus Adviser Series January 31, 2008

(unaudited)

waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund's expense ratios were determined based on estimated annualized expenses the Fund expects to incur during the Fund's initial fiscal year. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses."

The Fund's performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests primarily in floating rate securities. Because they are generally considered non-investment grade, floating rate securities may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments and should be considered speculative. The Fund invests substantially all of its assets in income-generating securities, and as a result, it is also subject to risks such as credit and default risks. Higher-yielding and floating-rate securities involve a greater risk of default and price volatility than securities that are above investment grade. Limited liquidity of floating rate instruments and additional risks associated with the Fund's investments in derivatives, foreign securities and emerging markets may have a negative impact on fund performance. The Fund should not be considered a complete investment program.

One factor impacting the Fund's performance significantly was investments in new issues. Given the Fund's relatively small size at inception and short performance record, investments in new issues had a disproportionate impact on performance. There is no assurance that the Fund's future investments in new issues will have the same effect on performance in the future.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value. The Fund's prospectus allows for investment in non-investment grade securities.

Due to certain investment strategies, the Fund may have an increased position in cash.

The performance shown for Class A Shares, Class C Shares, Class I Shares and Class S Shares reflects the performance of the Fund's respective class from May 2, 2007 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

The Fund's performance for very short time periods may not be indicative of future performance.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Schedules of Investments for index definitions.

Lipper does not rate (rank) this Fund as it is less than 1 year old.

See "Explanation of Charts, Tables and Financial Statements."

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

The Fund's portfolio may differ significantly from the securities held in the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

*The Fund's effective date – May 2, 2007

**The Credit Suisse First Boston Leveraged Loan Index since inception returns are calculated from April 30, 2007.

Janus Adviser Series January 31, 2008 15

Janus Adviser Floating Rate High Income Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$983.00	$5.83
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.94
Expense Example - Class C Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$979.60	$9.55
Hypothetical (5% return before expenses)	$1,000.00	$1,015.48	$9.73
Expense Example - Class I Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$984.80	$4.59
Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.67
Expense Example - Class S Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$982.20	$7.08
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.20

*Expenses are equal to the annualized expense ratio of 1.17% for Class A Shares, 1.92% for Class C Shares, 0.92% for Class I Shares and 1.42% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

16 Janus Adviser Series January 31, 2008

Janus Adviser Floating Rate High Income Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Principal Amount		Value
Corporate Debt - 61.3%
Advertising Services - 3.1%
$109,450	Advanstar Communications, Inc. 7.0925%, bank loan, due 5/30/14‡	$90,844
100,000	Penton Media, Inc., 8.27125% bank loan, due 2/1/14‡	75,000
		165,844
Auction House - Art Dealer - 1.6%
	Adesa, Inc.:
51,118	7.08%, bank loan, due 10/21/13‡	44,632
48,382	7.08%, bank loan, due 10/21/13‡	42,244
		86,876
Automotive - Cars and Light Trucks - 1.6%
99,248	Ford Motor Co., 8.00% bank loan, due 12/15/13‡	86,518
Cable Television - 2.1%
100,000	Charter Communications Operating LLC 5.26%, bank loan, due 3/6/14‡	86,817
26,170	CSC Holdings, Inc., 6.89625% bank loan, due 3/29/13‡	24,093
		110,910
Casino Services - 1.7%
	Herbst Gaming, Inc.:
64,640	9.6425%, bank loan, due 12/2/11‡	58,499
821	9.33%, bank loan, due 12/2/11‡	743
34,037	9.2175%, bank loan, due 12/2/11‡	30,803
		90,045
Chemicals - Diversified - 1.5%
	Georgia Gulf Corp.:
84,449	7.04%, bank loan, due 10/3/13‡	77,799
687	5.77125%, bank loan, due 10/3/13‡	634
		78,433
Electric - Integrated - 1.4%
84,788	Texas Competitive Electric Holdings Company LLC, 8.39625% bank loan, due 10/10/14‡	77,104
Food - Diversified - 2.0%
118,000	Dole Food Company, Inc., 8.625% senior notes, due 5/1/09‡	109,740
Food - Wholesale/Distribution - 1.8%
99,497	Roundy's Supermarkets, Inc., 7.91% bank loan, due 11/3/11‡	95,144
Gambling - Non-Hotel - 0.9%
50,000	Pinnacle Entertainment, Inc., 8.25% company guaranteed notes due 3/15/12	48,000
Health Care Cost Containment - 1.8%
110,000	Concentra, Inc., 10.33% bank loan, due 6/25/15‡	95,700
Independent Power Producer - 0.8%
	NRG Energy, Inc.:
21,935	6.58%, bank loan, due 2/1/13‡	20,147
9,834	6.58%, bank loan, due 2/1/13‡	9,032
14,668	6.48%, bank loan, due 2/1/13‡	13,299
		42,478
Insurance Brokers - 1.7%
99,500	U.S.I. Holdings Corp., 7.58% bank loan, due 5/5/14‡	91,540

Principal Amount		Value
Investment Management and Advisory Services - 0.8%
	Nuveen Investments, Inc.:
$5,832	7.8575%, bank loan, due 11/13/14‡	$5,577
23,326	7.83%, bank loan, due 11/13/14‡	22,310
15,842	6.285%, bank loan, due 11/13/14‡	15,152
		43,039
Medical - Hospitals - 5.8%
	Community Health Systems, Inc.:
230,665	7.33125%, bank loan, due 7/25/14‡	213,233
11,601	0.75%, bank loan, due 7/25/14‡	10,724
99,248	HCA, Inc., 7.08% bank loan, due 11/18/13‡	91,010
		314,967
Medical Products - 1.6%
99,500	Cardinal Health 409, Inc., 7.08% bank loan, due 4/10/14‡	85,570
Motion Pictures and Services - 1.6%
99,250	Metro-Goldwyn-Mayer, Inc., 8.1075% bank loan, due 4/8/12‡	86,348
Multimedia - 1.7%
	VNU, Inc.:
61,996	7.14625%, bank loan, due 8/9/13‡	57,553
37,250	6.66125%, bank loan, due 8/9/13‡	34,581
		92,134
Oil Companies - Exploration and Production - 1.8%
100,000	Venoco, Inc., 8.9375% bank loan, due 9/20/11‡	94,750
Optical Supplies - 0.9%
	Bausch & Lomb, Inc.:
40,000	0%, bank loan, due 4/24/15‡	38,946
5,000	0%, bank loan, due 4/24/15‡	4,800
5,000	1.00%, bank loan, due 4/24/15‡	4,800
		48,546
Paper and Related Products - 0.9%
50,000	New Page Corp., 8.6875% bank loan, due 12/22/14‡	48,282
Physical Therapy and Rehabilitation Centers - 1.6%
	HealthSouth Corp.:
55,000	10.82875%, company guaranteed notes due 6/15/14‡	54,175
28,000	10.75%, company guaranteed notes due 6/15/16	29,190
		83,365
Pipelines - 0.9%
50,000	Atlas Pipelines Partners, 7.10% bank loan, due 7/27/14‡	48,917
Printing - Commercial - 0.9%
50,000	Quebecor World, Inc., 0% bank loan, due 7/17/09‡	49,406
Publishing - Periodicals - 1.9%
	Dex Media East LLC:
31,250	7.02%, bank loan, due 10/24/14‡	30,365
6,250	7.02%, bank loan, due 10/24/14‡	6,073
12,500	5.26%, bank loan, due 10/24/14‡	12,146
59,849	Idearc, Inc., 6.83% bank loan, due 11/17/14‡	54,321
		102,905
Racetracks - 0.9%
50,000	Penn National Gaming, Inc., 6.75% senior subordinated notes due 3/1/15	50,000

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 17

Janus Adviser Floating Rate High Income Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Principal Amount		Value
Real Estate Management/Services - 1.5%
	Realogy Corp.:
$78,394	7.505%, bank loan, due 10/10/13‡	$65,524
21,106	2.99375%, bank loan, due 10/10/13‡	17,632
		83,156
Retail - Apparel and Shoe - 0.5%
29,000	Hanesbrands, Inc., 8.20375% company guaranteed notes due 12/15/14‡	26,245
Retail - Restaurants - 4.7%
75,000	Denny's Holdings, Inc., 10.00% company guaranteed notes due 10/1/12	70,500
100,000	Landry's Restaurants, Inc., 9.50% company guaranteed notes due 12/15/14‡	96,625
	OSI Restaurant Partners, Inc.:
7,519	4.8775%, bank loan, due 6/14/13‡	6,493
94,384	5.5625%, bank loan, due 6/14/14‡	78,079
		251,697
Satellite Telecommunications - 1.8%
100,000	INTELSAT Bermuda, Ltd., 7.10% bank loan, due 7/28/11‡	97,646
Special Purpose Entity - 3.5%
100,000	Affinion Holding Co., 11.6775% bank loan, due 3/1/12‡	94,000
95,701	Wimar Opco LLC, 9.25% bank loan, due 1/3/12‡	94,420
		188,420
Specified Purpose Acquisition Company - 1.0%
59,849	Solar Capital Corp., 6.8975% bank loan, due 2/28/14‡	55,408
Telephone - Integrated - 1.2%
75,000	Virgin Media Investment Holdings, 7.10% bank Loan, due 7/30/12‡	66,938
Television - 1.5%
	Univision Communications, Inc.:
2,778	5.52125%, bank loan, due 9/29/14‡	2,274
97,222	5.49375%, bank loan, due 9/29/14‡	79,601
		81,875
Transportation - Truck - 1.3%
88,372	Swift Transportation Company, Inc. (Saint Acquisition Corp.), 8.1875% bank loan, due 5/10/14‡	67,727
Travel Services - 1.0%
59,917	TDS Investor Corp., 7.10% bank loan, due 8/23/13‡	53,451
Total Corporate Debt (cost $3,632,969)		3,299,124

Principal Amount		Value
Repurchase Agreements - 24.1%
$1,300,000	UBS Financial Services, Inc., 2.95% dated 1/31/08, maturing 2/1/08 to be repurchased at $1,300,107 collateralized by $2,332,372 in U.S. Government Agencies 0% - 6.0%, 3/15/18 - 11/15/36 with a value of $1,326,020 (cost $1,300,000)	$1,300,000
Total Investments (total cost $4,932,969) – 85.4%		4,599,124
Cash, Receivables and Other Assets, net of Liabilities – 14.6%		787,393
Net Assets – 100%		$5,386,517

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
United States††	$4,599,124	100.0%
Total	$4,599,124	100.0%

††Includes Short-Term Securities (71.7% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.
18 Janus Adviser Series January 31, 2008

Janus Adviser High-Yield Fund (unaudited)

Fund Snapshot

This bond fund strives to provide exposure to the best income and total return opportunities in the high-yield market.

Gibson Smith

portfolio manager

Performance Overview

For the six-month period ended January 31, 2008, Janus Adviser High-Yield Fund's Class S Shares returned 0.42%, compared to a 1.30% return of its benchmark, the Lehman Brothers High-Yield Bond Index.

Economic Update

Volatility in the bond market rose during the six-month period ended January 31, 2008, amid growing economic uncertainty and turmoil in the credit markets. U.S. Treasuries rallied for much of the time period, with yields across the curve heading lower as subprime-related problems spilled over into other credit markets, causing many central banks around the world to inject liquidity. In the U.S., the Federal Reserve (Fed) responded to the stress in the financial markets with a number of reductions in its target interest rate, capping them off in late January with an unprecedented inter-meeting rate cut of 75 basis points followed by another 50 basis point rate reduction at the scheduled January meeting. The Federal Open Market Committee (FOMC) cited a weakening economic outlook, "growing downside risks to growth," tightening credit conditions, and stress in the financial markets as some of the reasons for bringing the Federal Funds rate down from 5.25% to 3.00% by the end of the period. Elsewhere, the spreads between U.S. Treasuries and high-yield bonds widened considerably from what had been historically low levels earlier in 2007 as bond investors' appetite for below-investment-grade securities waned. Further impacting the widening spreads was the degree of risk-aversion trading in the U.S., which emanated partially from subprime mortgage woes and the credit crunch. Looking ahead, the key economic question for the U.S. is whether the recent, more aggressive policy action (Fed easings, likely fiscal stimulus, potential monoline insurers bailout) will be enough to prevent the U.S. economy from slipping into a recession and potentially impacting global economic growth.

Focus on More Liquid Credits Proved a Short-Term Negative

Beginning in mid-2007, growing concerns over spread volatility and potential investor risk aversion led us to upgrade the Fund into what I believed to be strong fundamental credits with high free cash flows and asset-heavy balance sheets, such as Stater Brothers Holdings, the California-based supermarket chain.

Unfortunately, this emphasis on strong fundamentals and liquidity worked against the Fund as credit markets deteriorated rapidly and spreads widened throughout the period. In times of high-yield market volatility, the most liquid securities tend to suffer the brunt of the initial sell-off as market participants look to unload their most marketable bonds first. Nonetheless, I believe these more stable, better fundamental issues should perform well on a relative basis as uncertainty remains in the credit markets.

The largest detractor from performance for the period was debt issued by Tropicana Entertainment (Wimar Opco LLC), a casino operator with locations around the U.S. The highly liquid bonds suffered during the summer's volatility. As August came to a close the company reported in-line results, reaffirming our investment thesis. However, given the uncertainty surrounding the gaming space in a slowing economy, I exited the position.

Another detractor was Pierre Foods, which reported weak numbers during the period. I am monitoring the position closely as I believe their control over input costs and, therefore predictability of future results is limited.

Select Health Care and Energy Bonds Aided Performance

Performance over the six-month period benefited from select health care names researched by Jason Groom, our fixed-income health care analyst. This included our investment in HCA, a hospital management company.

HCA, a fundamental company that suffered intra-period as a highly liquid credit, ended the six-month period as the top contributor to performance. Long-term, I believe the company's cash flow generation potential, asset-heavy balance sheet, and generally recession-resistant business will be important drivers of bond performance.

Edison Mission Energy, a highly liquid electric utility company in the high-yield space, benefited from increasing power

Janus Adviser Series January 31, 2008 19

Janus Adviser High-Yield Fund (unaudited)

demands and the associated potential for rising prices. Longer-term, I believe the company has a high-quality management team committed to de-leveraging its balance sheet.

Outlook

I am watching the outlook for the global economy very closely as I believe it holds the key to the pricing and valuation of risk assets. During the time period, I reduced exposure to the riskier segments of the market, upgrading the Fund's credit holdings to what I viewed to be potentially recession-resistant, cash flow-generative, asset-heavy companies. Overweight exposure to U.S. Treasuries versus the benchmark and a neutral weighting in long duration across higher quality fixed-income portfolios reflects my cautious view on the economy. With the growing economic uncertainty and rising risks of a U.S. recession, highly leveraged companies were beginning to experience a rise in default rate expectations. Should the U.S. economy dip into a recession, I would expect default rate expectations to rise even further. Although we are likely still in the early stages of the re-pricing of risk in the fixed-income markets, in particular the high-yield and bank loan markets, I think that in many cases investors can be adequately compensated for taking the additional risk. But some caution must be taken as it is likely a "bond-picker's" market, where the differentiation in returns will likely come from select companies. All in all, I view credit as offering the greatest long-term total return opportunity for shareholders. As always, I will continue to emphasize bottom-up company analysis as our primary tool in my quest to add value for shareholders.

Thank you for your investment in Janus Adviser High-Yield Fund.

20 Janus Adviser Series January 31, 2008

(unaudited)

Janus Adviser High-Yield Fund At a Glance

Fund Profile

January 31, 2008
Weighted Average Maturity	5.6 Years
Average Modified Duration*	3.3 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	3.88%
With Reimbursement	7.88%
Class A Shares at MOP
Without Reimbursement	3.69%
With Reimbursement	7.50%
Class C Shares***
Without Reimbursement	3.12%
With Reimbursement	7.11%
Class I Shares
Without Reimbursement	4.16%
With Reimbursement	8.14%
Class R Shares
Without Reimbursement	3.37%
With Reimbursement	7.37%
Class S Shares
Without Reimbursement	3.63%
With Reimbursement	7.63%
Weighted Average Fixed Income Credit Rating	BB
Number of Debt Securities	213

*A theoretical measure of price volatility.

**Yield will fluctuate.

***Does not include the 1.00% contingent deferred sales charge.

Ratings† Summary – (% of Net Assets)

January 31, 2008
AAA	0.1%
AA	1.4%
BBB	2.0%
BB	20.3%
B	49.5%
CCC	10.3%
Other	16.4%

†Rated by Standard & Poor's.

Significant Areas of Investment – (% of Net Assets) As of January 31, 2008	Asset Allocation – (% of Net Assets) As of January 31, 2008

Emerging markets comprised 1.4% of total net assets.

Janus Adviser Series January 31, 2008 21

Janus Adviser High-Yield Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2008						Expense Ratios – for the fiscal year ended July 31, 2007
	Fiscal Year-to- Date	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser High-Yield Fund - Class A Shares						6.50%	1.20	%(a)
NAV	0.53%	(1.64)%		3.88%
MOP	(4.28)%	(6.35)%		1.87%
Janus Adviser High-Yield Fund - Class C Shares						7.23%	1.94	%(a)
NAV	0.17%	(2.36)%		3.11%
CDSC	(0.80)%	(3.28)%
Janus Adviser High-Yield Fund - Class I Shares	0.67%	(1.38)%		3.08%		6.18%	0.95	%(b)
Janus Adviser High-Yield Fund - Class R Shares	0.29%	(2.12)%		3.37%		7.00%	1.69	%(c)
Janus Adviser High-Yield Fund - Class S Shares	0.42%	(1.87)%		3.62%		6.75%	1.44	%(c)
Lehman Brothers High-Yield Bond Index	1.30%	(0.60)%		4.78%
Lipper Quartile - Class S Shares	–	3	rd	3	rd
Lipper Ranking - Class S Shares based on total returns for High Current Yield Funds	–	312/448		279/404

  Visit janus.com/info to view up-to-date
  performance and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower. Effective for shares purchased on or after February 15, 2008, the period during which a redemption fee may apply will change from three months or less to 90 days or less.

(a) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

22 Janus Adviser Series January 31, 2008

(unaudited)

(c) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).

The Fund's performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio manager.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund's yield before waivers may have been impacted by expense adjustments.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's Class A Shares, Class C Shares, Class R Shares, and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflect the performance of the Fund's respective class from August 1, 2005 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 through the most recent period shown and the performance of the Fund's Class S Shares from August 1, 2005 to November 28, 2005, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

August 4, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date – August 1, 2005

Janus Adviser Series January 31, 2008 23

Janus Adviser High-Yield Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,005.30	$5.90
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.94
Expense Example - Class C Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,001.70	$9.71
Hypothetical (5% return before expenses)	$1,000.00	$1,015.43	$9.78
Expense Example - Class I Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,006.70	$4.69
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.72
Expense Example - Class R Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,002.90	$8.46
Hypothetical (5% return before expenses)	$1,000.00	$1,016.69	$8.52
Expense Example - Class S Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,004.20	$7.20
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.25

*Expenses are equal to the annualized expense ratio of 1.17% for Class A Shares, 1.93% for Class C Shares, 0.93% for Class I Shares, 1.68% for Class R Shares and 1.43% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

24 Janus Adviser Series January 31, 2008

Janus Adviser High-Yield Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Corporate Debt - 79.4%
Advertising Services - 1.5%
	Advanstar Communications, Inc.:
$3,980	7.0925%, bank loan, due 6/2/14‡	$3,303
2,000	9.8425%, bank loan, due 11/28/14‡	1,640
	Penton Media, Inc.:
149	5.535%, bank loan, due 2/1/13‡	126
1,806	5.52125%, bank loan, due 2/1/13‡	1,535
6,000	8.27125%, bank loan, due 2/1/14‡	4,500
	R.H. Donnelley Corp.:
8,000	6.875%, senior discount notes due 1/15/13	6,720
16,000	6.875%, senior discount notes due 1/15/13	13,440
22,000	6.875%, senior unsecured notes due 1/15/13#	18,481
		49,745
Aerospace and Defense - Equipment - 0.3%
10,000	DRS Technologies, Inc., 6.875% company guaranteed notes, due 11/1/13	9,800
Agricultural Chemicals - 0.4%
12,000	Mosaic Co., 6.25% senior notes, due 12/1/16 (144A)‡	12,960
Apparel Manufacturers - 0.7%
	Levi Strauss & Co.:
10,000	9.75%, senior unsubordinated notes due 1/15/15	9,725
14,000	8.875%, senior unsecured notes due 4/1/16	13,300
		23,025
Athletic Equipment - 0.2%
7,000	Easton-Bell Sports, Inc., 8.375% company guaranteed notes, due 10/1/12	5,880
Automotive - Cars and Light Trucks - 1.6%
	Ford Motor Co.:
5,955	8.00%, bank loan, due 12/15/13‡	5,191
13,000	7.45%, unsecured notes, due 7/16/31#	9,588
	General Motors Corp.:
31,000	7.125%, senior unsecured notes due 7/15/13#	26,427
3,960	7.05563%, bank loan, due 11/29/13‡	3,595
10,000	8.375%, senior unsubordinated notes due 7/15/33	8,125
		52,926
Automotive - Truck Parts and Equipment - Original - 0.8%
21,000	Accuride Corp., 8.50% company guaranteed notes, due 2/1/15	16,590
11,000	Visteon Corp., 8.25% senior unsecured notes, due 8/1/10	8,993
		25,583
Cable Television - 0.6%
13,000	Charter Communications Operating LLC 8.00%, senior notes (144A)	12,350
6,000	Echostar DBS Corp., 6.375% company guaranteed notes, due 10/1/11	5,910

Shares or Principal Amount		Value
Cable Television - (continued)
$4,000	Mediacom LLC/Mediacom Capital Corp. 9.50%, senior unsecured notes due 1/15/13	$3,570
		21,830
Casino Hotels - 1.0%
10,000	Green Valley Ranch Gaming, 8.33125% bank loan, due 8/16/14‡	8,300
7,000	MTR Gaming Group, Inc., 9.75% company guaranteed notes, due 4/1/10	6,720
20,000	Seminole Hard Rock Entertainment 7.49063%, secured notes due 3/15/14 (144A)‡	18,000
		33,020
Casino Services - 1.0%
	Herbst Gaming, Inc.:
33	0%, bank loan, due 12/2/11‡	30
1,361	0%, bank loan, due 12/2/11‡	1,232
2,586	0%, bank loan, due 12/2/11‡	2,340
	Virgin River Casino Corp.:
27,000	9.00%, company guaranteed notes due 1/15/12‡	21,330
12,000	0%, senior subordinated notes due 1/15/13‡	7,800
		32,732
Cellular Telecommunications - 0.7%
	Centennial Communications Corp.:
7,000	10.00%, senior notes, due 1/1/13	7,018
9,000	10.125%, company guaranteed notes due 6/15/13	9,202
8,000	Suncom Wireless Holdings, Inc., 8.50% company guaranteed notes, due 6/1/13	8,240
		24,460
Chemicals - Diversified - 0.2%
9,000	Innophos Holdings, Inc., 9.50% senior unsecured notes due 4/15/12 (144A)§	8,460
Chemicals - Other - 0.3%
9,000	Innophos, Inc., 8.875% company guaranteed notes due 8/15/14‡	8,843
Chemicals - Specialty - 1.1%
10,000	Macdermid, Inc., 9.50% senior subordinated notes due 4/15/17 (144A)	8,600
21,000	Momentive Performance, 9.75% company guaranteed notes due 12/1/14 (144A)	19,005
10,000	Nalco Co., 7.75% senior unsecured notes, due 11/15/11	10,000
		37,605
Coal - 0.5%
17,000	Massey Energy Co., 6.875% company guaranteed notes due 12/15/13	16,193

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 25

Janus Adviser High-Yield Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Commercial Services - 1.3%
$36,000	Aramark Corp., 8.50% company guaranteed notes, due 2/1/15	$35,820
10,000	U.S. Investigation Services, 10.50% company guaranteed notes due 11/1/15(144A)	8,750
		44,570
Commercial Services - Finance - 0.5%
	Cardtronics, Inc.:
15,000	9.25%, senior subordinated notes due 8/15/13 (144A)§	14,100
4,000	9.25%, company guaranteed notes due 8/15/13‡	3,760
		17,860
Computer Services - 1.1%
	SunGard Data Systems, Inc.:
10,000	9.125%, company guaranteed notes due 8/15/13	10,150
27,000	10.25%, company guaranteed notes due 8/15/15	27,000
		37,150
Consumer Products - Miscellaneous - 1.5%
14,000	Amscan Holdings, Inc., 8.75% senior subordinated notes, due 5/1/14	12,460
8,000	Jarden Corp., 7.50% company guaranteed notes, due 5/1/17	6,840
32,000	Visant Holding Corp., 8.75% senior notes, due 12/1/13	30,960
		50,260
Containers - Metal and Glass - 1.4%
8,000	Greif, Inc, 6.75% senior unsecured notes, due 2/1/17	7,620
	Owens-Brockway Glass Container, Inc.:
14,000	8.875%, company guaranteed notes due 2/15/09	14,000
5,000	8.25%, company guaranteed notes due 5/15/13	5,175
15,000	6.75%, company guaranteed notes due 12/1/14	14,888
5,000	Owens-Illinois, Inc., 7.80% debentures, due 5/15/18	5,031
		46,714
Containers - Paper and Plastic - 2.0%
	Graham Packaging Co.:
10,000	8.50%, company guaranteed notes due 10/15/12	8,800
10,000	9.875%, company guaranteed notes due 10/15/14	8,450
24,000	Smurfit-Stone Container Enterprises, Inc. 8.00%, senior unsecured notes due 3/15/17	22,260
29,000	Stone Container Corp., 7.375% company guaranteed notes, due 7/15/14	26,535
		66,045
Cosmetics and Toiletries - 0.5%
18,000	Chattem, Inc., 7.00% senior subordinated notes, due 3/1/14	17,595

Shares or Principal Amount		Value
Data Processing and Management - 0.3%
$12,000	First Data Corp., 9.875% company guaranteed notes due 9/24/15 (144A)	$10,620
Direct Marketing - 1.1%
25,000	Affinion Group, Inc., 11.6775% company guaranteed notes, due 10/15/15	23,125
15,000	Visant Corp., 7.625% company guaranteed notes, due 10/1/12	14,813
		37,938
Distribution/Wholesale - 0.3%
11,000	Nebraska Book Company, Inc., 8.625% company guaranteed notes, due 3/15/12	10,615
Diversified Operations - 2.3%
	Harland Clarke Holdings:
16,000	9.61875%, company guaranteed notes due 5/15/15‡	11,599
12,000	9.50%, company guaranteed notes due 5/15/15	9,240
7,000	Kansas City Southern, 7.50% company guaranteed notes due 6/15/09	7,044
	Sally Holdings LLC:
10,000	9.25%, company guaranteed notes due 11/15/14	9,450
10,000	10.50%, company guaranteed notes due 11/15/16	8,875
7,000	SPX Corp., 7.625% senior notes, due 12/15/14 (144A)	7,175
26,351	Travelport Holdings, Ltd., 11.83813% bank loan, due 3/27/12‡	23,144
		76,527
Diversified Operations - Commercial Services - 1.0%
39,000	Aramark Corp., 6.73938% company guaranteed notes, due 2/1/15‡	34,905
Electric - Generation - 1.3%
10,000	AES Corp., 8.00% senior notes, due 10/15/17 (144A)	10,200
	Edison Mission Energy:
9,000	7.00%, senior unsecured notes due 5/15/17	8,753
19,000	7.20%, senior unsecured notes due 5/15/19	18,524
5,894	Tenaska Alabama II Partners, 7.00% secured notes, due 6/30/21(144A)‡	5,742
		43,219
Electric - Integrated - 2.1%
18,000	CMS Energy Corp., 5.20750% senior unsubordinated notes due 1/15/13‡	16,785
7,000	Energy Future Holdings, 10.875% company guaranteed notes due 11/1/17 (144A)	6,930
5,000	Nevada Power Co., 5.875% general refunding mortgage, due 1/15/15	5,033
	Texas Competitive Election Holdings:
31,000	10.25%, company guaranteed notes due 11/1/15 (144A)	30,457
11,000	10.25%, company guaranteed notes due 11/1/15 (144A)	10,808
		70,013

See Notes to Schedules of Investments and Financial Statements.
26 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Electronic Components - Semiconductors - 1.1%
$22,000	Amkor Technologies, Inc., 7.75% senior notes, due 5/15/13	$19,690
17,000	National Semiconductor Corp., 5.24063% senior unsecured notes, due 6/15/10‡	16,518
		36,208
Finance - Auto Loans - 2.7%
	Ford Motor Credit Co.:
23,000	6.625%, senior unsecured notes due 6/16/08	22,957
29,000	7.375%, unsecured notes, due 10/28/09	27,927
22,000	8.7075%, notes, due 4/15/12‡	21,507
10,000	7.80%, notes, due 6/1/12	8,857
11,000	7.00%, notes, due 10/1/13	9,222
		90,470
Finance - Investment Bankers/Brokers - 0.1%
2,000	Goldman Sachs Group, Inc., 6.75% senior subordinated notes, due 10/1/37	1,962
Food - Diversified - 2.9%
32,000	Del Monte Corp., 6.75% company guaranteed notes, due 2/15/15	29,760
	Dole Food Company, Inc.:
33,000	8.625%, senior notes, due 5/1/09‡	30,690
43,000	8.75%, debentures, due 7/15/13‡,#	36,334
		96,784
Food - Meat Products - 0.8%
19,000	National Beef Packing Company LLC 10.50%, senior unsecured notes due 8/1/11‡	17,480
16,000	Pierre Foods, Inc., 9.875% company guaranteed notes, due 7/15/12	10,480
		27,960
Food - Retail - 0.7%
25,000	Stater Brothers Holdings, Inc., 7.75% company guaranteed notes, due 4/15/15	23,500
Food - Wholesale/Distribution - 0.6%
1,990	Roundy's Supermarket, Inc., 7.91% bank loan, due 11/3/11‡	1,903
19,000	Supervalu, Inc., 7.50% senior unsecured notes, due 11/15/14	19,261
		21,164
Gambling - Non-Hotel - 1.8%
8,000	Mohegan Tribal Gaming Authority, 8.00% senior subordinated notes, due 4/1/12	7,840
	Pinnacle Entertainment:
19,000	8.25%, company guaranteed notes due 3/15/12	18,240
3,000	8.75%, company guaranteed notes due 10/1/13	2,925
4,000	Pokagon Gaming Authority, 10.375% senior notes, due 6/15/14 (144A)	4,135
10,000	River Rock Entertainment Authority, 9.75% secured notes, due 11/1/11	10,300
21,000	Shingle Springs Tribal Gaming, 9.375% senior notes, due 6/15/15 (144A)	18,900
		62,340

Shares or Principal Amount		Value
Health Care Cost Containment - 0.3%
$13,000	Concentra, Inc., 10.33% bank loan, due 6/25/15‡	$11,310
Housewares - 0.2%
8,000	Libbey Glass, Inc., 12.34813% secured notes, due 6/1/11	8,080
Independent Power Producer - 2.2%
10,000	AES China Generating Company, Ltd. 8.25%, bonds, due 6/26/10	9,810
38,000	NRG Energy, Inc., 7.375% company guaranteed notes, due 2/1/16	36,718
	Reliant Energy, Inc.:
14,000	7.625%, senior notes, due 6/15/14	13,650
14,000	7.875%, senior notes, due 6/15/17	13,650
		73,828
Investment Management and Advisory Services - 0.3%
11,000	LVB Acquisition LLC, 10.375% company guaranteed notes due 10/15/17 (144A)	11,055
Medical - Hospitals - 3.5%
	HCA, Inc.:
36,000	6.50%, senior unsecured notes due 2/15/16	30,555
59,000	9.25%, secured notes, due 11/15/16	61,875
	Tenet Healthcare Corp.:
4,000	9.25%, senior unsecured notes due 2/1/15‡	3,680
7,000	9.875%, senior notes, due 7/1/14	6,685
19,000	United Surgical Partners, 8.875% company guaranteed notes, due 5/1/17	18,478
		121,273
Medical - Outpatient and Home Medical Care - 0.6%
7,000	CRC Health Corp., 10.75% company guaranteed notes, due 2/1/16	7,000
	National Mentor Holdings, Inc.:
5,557	6.73%, bank loan, due 6/29/13‡	5,209
339	4.60%, bank loan, due 6/29/13‡	318
5,000	11.25%, company guaranteed notes due 7/1/14	5,150
4,000	Surgical Care Affiliates, 10.00% senior subordinated notes due 7/15/17 (144A)	3,400
		21,077
Metal - Diversified - 1.2%
	Freeport-McMoRan Copper & Gold, Inc.:
12,000	8.39438%, senior unsecured notes due 4/1/15‡	11,775
9,000	8.25%, senior unsecured notes due 4/1/15	9,439
17,000	8.375%, senior unsecured notes due 4/1/17	18,062
		39,276
Motion Pictures and Services - 0.2%
5,955	Metro-Goldwyn-Mayer, Inc., 8.1075% bank loan, due 4/8/12‡	5,181
Multimedia - 0.3%
13,000	LBI Media, Inc., 8.50% senior subordinated notes due 8/1/17 (144A)	11,538

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 27

Janus Adviser High-Yield Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Music - 1.0%
$36,000	Steinway Musical Instruments, Inc., 7.00% senior notes, due 3/1/14 (144A)§	$32,400
Non-Hazardous Waste Disposal - 0.9%
	Allied Waste Industries, Inc.
9,000	6.375%, secured notes, due 4/15/11	8,843
6,000	7.875%, senior notes, due 4/15/13	6,075
14,000	7.25%, company guaranteed notes due 3/15/15	13,895
		28,813
Office Automation and Equipment - 0.2%
7,000	Xerox Corp., 6.875% senior unsecured notes, due 8/15/11	7,372
Office Supplies and Forms - 1.1%
45,000	Acco Brands Corp., 7.625% company guaranteed notes, due 8/15/15	38,138
Oil Companies - Exploration and Production - 4.0%
9,000	Chesapeake Energy Corp., 7.75% company guaranteed notes, due 1/15/15	9,225
21,000	Cimarex Energy Co., 7.125% company guaranteed notes, due 5/1/17	20,527
	Encore Acquisition Co.:
19,000	6.25%, company guaranteed notes due 4/15/14	17,669
11,000	7.25%, company guaranteed notes due 12/1/17	10,588
	Forest Oil Corp.:
13,000	8.00%, senior unsecured notes due 6/15/08	13,049
7,000	7.25%, senior notes, due 6/15/19 (144A)	7,000
	Hilcorp Energy Finance:
13,000	7.75%, senior unsecured notes due 11/1/15 (144A)	12,448
4,000	9.00%, senior unsecured notes due 6/1/16 (144A)	4,000
13,000	Petrohawk Energy Corp., 9.125% company guaranteed notes, due 7/15/13	13,422
19,000	Quicksilver Resources, Inc., 7.125% company guaranteed notes, due 4/1/16	18,429
3,000	Southwestern Energy Co., 7.50% senior notes, due 2/1/18 (144A)	3,083
	Venoco, Inc.:
5,000	8.9375%, bank loan, due 9/20/11‡	4,738
3,000	8.75%, senior unsecured notes due 12/15/11	2,970
		137,148
Oil Field Machinery and Equipment - 0.2%
7,000	Dresser-Rand Group, Inc., 7.625% company guaranteed notes due 11/1/14‡	6,860
Oil Refining and Marketing - 0.5%
17,000	Enterprise Products Operations, 6.30% company guaranteed notes, due 9/15/17	17,631
Optical Supplies - 0.2%
6,000	Bausch & Lomb, Inc., 9.875% senior unsecured notes due 11/1/15 (144A)	6,090

Shares or Principal Amount		Value
Paper and Related Products - 2.1%
$25,000	Boise Cascade LLC, 7.125% company guaranteed notes, due 10/15/14	$23,813
22,000	Georgia-Pacific Corp., 7.125% company guaranteed notes due 1/15/17 (144A)	20,955
	New Page Corp.:
7,000	10.00%, secured notes due 5/1/12 (144A)	6,965
14,000	12.00%, company guaranteed notes due 5/1/13#	13,860
	Verso Paper Holdings LLC:
4,000	6.98938%, secured notes, due 8/1/14‡	3,800
3,000	11.375%, company guaranteed notes due 8/1/16	2,865
		72,258
Physical Therapy and Rehabilitation Centers - 0.9%
	Healthsouth Corp.:
11,000	10.82875%, company guaranteed notes due 6/15/14‡	10,835
18,000	10.75%, company guaranteed notes due 6/15/16	18,765
		29,600
Pipelines - 2.2%
8,000	Dynegy Holdings, Inc., 8.75% senior notes, due 2/15/12	8,080
37,000	El Paso Corp., 7.00% senior subordinated notes, due 6/15/17	37,537
13,000	Holly Energy Partners L.P., 6.25% company guaranteed notes, due 3/1/15	11,765
17,000	Williams Companies, Inc., 7.125% senior unsecured notes, due 9/1/11	18,105
		75,487
Poultry - 0.2%
6,000	Pilgrims Pride Corp., 7.625% company guaranteed notes, due 5/1/15	5,685
Private Corrections - 0.3%
	Corrections Corporation of America:
7,000	7.50%, senior notes, due 5/1/11	7,053
4,000	6.25%, company guaranteed notes due 3/15/13	3,980
		11,033
Publishing - Books - 0.5%
19,000	Cengage Learning Acquisitions, 10.50% senior notes, due 1/15/15 (144A)	17,290
Publishing - Newspapers - 0.8%
29,000	Block Communications, Inc., 8.25% senior notes, due 12/15/15 (144A)	28,130
Publishing - Periodicals - 0.3%
9,000	Medimedia USA, Inc., 11.375% senior subordinated notes due 11/15/14 (144A)	9,270
Racetracks - 0.4%
15,000	Penn National Gaming, Inc., 6.75% senior subordinated notes, due 3/1/15	15,000
Recycling - 0.3%
14,000	Aleris International, Inc., 10.00% company guaranteed notes, due 12/15/16	9,835

See Notes to Schedules of Investments and Financial Statements.
28 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
REIT - Health Care - 0.3%
$10,000	Senior Housing Properties Trust, 8.625% senior unsecured notes, due 1/15/12	$10,600
REIT - Hotels - 0.3%
11,000	Host Marriott L.P., 6.375% company guaranteed notes, due 3/15/15	10,505
Retail - Apparel and Shoe - 0.7%
27,000	Hanesbrands, Inc., 8.20375% company guaranteed notes due 12/15/14‡	24,435
Retail - Computer Equipment - 0.4%
13,000	GameStop Corp., 8.00% company guaranteed notes, due 10/1/12	13,488
Retail - Drug Store - 0.3%
10,000	Rite Aid Corp., 7.50% company guaranteed notes, due 1/15/15	8,800
Retail - Miscellaneous/Diversified - 0.7%
7,000	Eye Care Centers of America, Inc., 10.75% company guaranteed notes, due 2/15/15	7,403
	Harry & David Holdings, Inc.:
9,000	10.12375%, company guaranteed notes due 3/1/12‡	8,190
8,000	9.00%, company guaranteed notes due 3/1/13	7,120
		22,713
Retail - Propane Distribution - 1.2%
21,000	Amerigas Partners L.P., 7.25% senior unsecured notes, due 5/20/15	20,738
	Ferrellgas Partners L.P.:
11,000	8.75%, senior notes, due 6/15/12	11,220
10,000	6.75%, senior unsecured notes due 5/1/14	9,700
		41,658
Retail - Restaurants - 0.9%
10,000	Denny's Holdings, Inc., 10.00% company guaranteed notes, due 10/1/12	9,400
21,000	Landry's Restaurants, Inc., 9.50% company guaranteed notes due 12/15/14‡	20,291
		29,691
Retail - Vitamins/Nutritional Supplement - 0.6%
23,000	General Nutrition Center, 10.00938% company guaranteed notes due 3/15/14‡	18,860
Rubber - Tires - 0.2%
8,000	Goodyear Tire & Rubber Co., 9.00% senior notes, due 7/1/15#	8,360
Satellite Telecommunications - 0.6%
	INTELSAT Bermuda, Ltd.:
9,000	7.13125%, bank loan, due 2/1/14‡	8,788
11,000	7.13125%, bank loan, due 2/1/14‡	10,741
		19,529

Shares or Principal Amount		Value
Schools - 0.9%
	Education Management LLC:
$2,802	6.625%, bank loan, due 6/1/13‡	$2,588
15,000	8.75%, company guaranteed notes due 6/1/14	14,437
15,000	10.25%, company guaranteed notes due 6/1/16	14,288
		31,313
Seismic Data Collection - 0.2%
7,000	Compagnie Generale de Geophysique-Veritas, 7.75% company guaranteed notes, due 5/15/17	6,930
Semiconductor Equipment - 0.3%
12,000	Sensata Technologies B.V., 8.00% company guaranteed notes, due 5/1/14	10,800
Special Purpose Entity - 4.8%
20,000	Affinion Holding Co., 11.6775% bank loan, due 3/1/12‡	18,800
	CCM Merger, Inc.:
7,161	6.8425%, bank loan, due 7/13/12‡	6,660
1,950	7.015%, bank loan, due 7/13/12‡	1,814
780	7.15063%, bank loan, due 7/13/12‡	725
23,000	8.00%, notes, due 8/1/13 (144A)	20,585
700	Dow Jones Credit Default, Series HY-8-T3 8.75%, secured notes due 12/29/12 (144A)	689
	KAR Holdings, Inc.:
35,000	8.75%, company guaranteed notes due 5/1/14 (144A)	31,149
35,000	10.00%, company guaranteed notes due 5/1/15 (144A)	29,225
15,000	NSG Holdings LLC, 7.75% secured notes, due 12/15/25 (144A)	14,550
42,000	Petroplus Finance, Ltd., 7.00% company guaranteed notes due 5/1/17 (144A)	38,114
3,574	Vanguard Health Holding Company II LLC 5.52125%, bank loan, due 9/23/11‡	3,324
		165,635
Steel - Producers - 0.1%
5,000	Steel Dynamics, Inc., 7.375% senior notes, due 11/1/12 (144A)	4,988
Super-Regional Banks - 0.2%
3,000	Bank of America Corp., 8.00% notes, due 12/29/49‡	3,116
2,000	Bank One Corp., 7.625% subordinated notes, due 10/15/26	2,239
		5,355
Telecommunication Services - 0.1%
4,000	Qwest Corp., 5.625% notes, due 11/15/08	3,980
Telephone - Integrated - 0.7%
15,000	Cincinnati Bell, Inc., 8.375% company guaranteed notes, due 1/15/14	14,325
11,000	Virgin Media Finance PLC, 9.125% company guaranteed notes, due 8/15/16	9,955
		24,280

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 29

Janus Adviser High-Yield Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Transportation - Marine - 0.7%
$22,000	Ship Finance International, Ltd., 8.50% company guaranteed notes, due 12/15/13	$22,055
Transportation - Railroad - 0.9%
8,000	Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V., 9.375% senior notes, due 5/1/12	8,240
	Kansas City Southern de Mexico:
15,000	7.625%, senior unsubordinated notes due 12/1/13	14,475
7,000	7.375%, senior notes due 6/1/14 (144A)	.6,649
		29,364
Travel Services - 0.1%
4,000	Travelport LLC, 11.875% company guaranteed notes, due 9/1/16	3,800
Wire and Cable Products - 1.0%
14,000	Belden, Inc., 7.00% senior subordinated notes, due 3/15/17	13,405
21,000	General Cable Corp., 7.125% company guaranteed notes, due 4/1/17	20,003
		33,408
Total Corporate Debt (cost $2,842,655)		2,688,686
Preferred Stock - 1.3%
Containers - Metal and Glass - 0.1%
90	Owens-Illinois, Inc., convertible, 4.75%	4,550
U.S. Government Agency - 1.2%
765	Fannie Mae, 8.25%	20,210
750	Freddie Mac, 8.375%	20,138
		40,348
Total Preferred Stock (cost $41,615)		44,898
Money Markets - 17.3%
493,373	Janus Institutional Cash Management Fund - Institutional Shares, 3.95%	493,373
92,216	Janus Institutional Money Market Fund - Institutional Shares, 3.81%	92,216
Total Money Markets (cost $585,589)		585,589
Other Securities - 2.4%
61,948	Allianz Dresdner Daily Asset Fund†	61,948
18,726	Time Deposits†	18,726
Total Other Securities (cost $80,674)		80,674
Total Investments (total cost $3,550,533) – 100.4%		3,399,847
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(14,309)
Net Assets – 100%		$3,385,538

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$31,865	0.9%
Canada	26,535	0.8%
China	38,114	1.1%
Mexico	8,240	0.3%
Netherlands	10,800	0.3%
United Kingdom	9,955	0.3%
United States††	3,274,338	96.3%
Total	$3,399,847	100.0%

††Includes Short-Term and Other Securities (76.7% excluding Short-Term and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
30 Janus Adviser Series January 31, 2008

Janus Adviser Money Market Fund (unaudited)

J. Eric Thorderson
co-portfolio manager
Craig Jacobson
co-portfolio manager

Average Annual Total Return
for the periods ended January 31, 2008

A Shares
Fiscal Year-to-Date	2.29%
1 Year	4.77%
5 Year	2.58%
10 Year	3.00%
Since Inception*	3.30%
C Shares
Fiscal Year-to-Date	2.30%
1 Year	4.77%
5 Year	2.84%
10 Year	3.03%
Since Inception*	3.26%
S Shares
Fiscal Year-to-Date	2.16%
1 Year	4.51%
5 Year	2.58%
10 Year	3.19%
Since Inception*	3.41%

Seven-Day current Yield
Class A Shares
With Reimbursement	3.33%
Without Reimbursement	2.67%
Class C Shares
With Reimbursement	3.35%
Without Reimbursement	2.62%
Class S Shares
With Reimbursement	3.09%
Without Reimbursement	2.36%

Expense Ratios
for the fiscal year ended July 31, 2007

Class A Shares
Total Annual Fund Operating Expenses	1.94%
Class C Shares
Total Annual Fund Operating Expenses	1.90%
Class S Shares
Total Annual Fund Operating Expenses	2.04%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For Class A Shares and Class C Shares, Janus Capital has agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, taxes, and extraordinary expenses) to the extent the Fund's Total Annual Operating Expenses exceed 0.36%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For Class S Shares, Janus Capital has agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, taxes, and extraordinary expenses) to the extent the Fund's Total Annual Operating Expenses exceed 0.36%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Janus Distributors LLC has contractually agreed to a waiver that will reduce the amount of 12b-1 fees payable by Class C Shares of the Fund to the level indicated in the prospectus until at least December 1, 2008.

The Fund's fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Distributors LLC for Class C Shares are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Fund than the total return.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Money Market Portfolio of Janus Aspen Series (the "Predecessor Fund") into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

See Notes to Schedules of Investments and Financial Statements.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

See "Explanation of Charts, Tables and Financial Statements."

*The predecessor Fund's inception date – May 1, 1995

Janus Adviser Series January 31, 2008 31

Janus Adviser Money Market Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,022.90	$3.15
Hypothetical (5% return before expenses)	$1,000.00	$1,022.02	$3.15
Expense Example - Class C Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,023.00	$3.15
Hypothetical (5% return before expenses)	$1,000.00	$1,022.02	$3.15
Expense Example - Class S Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,021.60	$4.42
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	$4.42

*Expenses are equal to the annualized expense ratio of 0.62% for Class A Shares, 0.62% for Class C Shares and 0.87% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of voluntary waivers by Janus Capital and contractual waivers by Janus Distributors LLC for Class C Shares.

32 Janus Adviser Series January 31, 2008

Janus Adviser Money Market Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Principal Amount		Value
Commercial Paper - 18.3%
$320,000	Aquinas Funding LLC 5.35%, 3/20/08 (Section 4(2))	$317,717
350,000	Atlantic Asset Securitization LLC 3.40%, 2/20/08 (Section 4(2))	349,373
350,000	Giro Balanced Funding Corp. 3.48%, 3/24/08 (Section 4(2))	348,241
325,000	Morrigan TRR Funding LLC 5.50%, 2/4/08 (144A)	324,851
350,000	Scaldis Capital LLC 3.27%, 4/15/08 (Section 4(2))	347,647
233,000	Thames Asset Global Securitization No. 1, Inc. 3.50%, 2/11/08 (Section 4(2))	232,773
320,000	Ticonderoga Funding LLC 5.25%, 2/8/08 (144A)	319,673
Total Commercial Paper (amortized cost $2,240,275)		2,240,275
Floating Rate Notes - 9.9%
400,000	California Infrastructure and Economic Development, 3.46%, 7/1/33	400,000
	California Statewide Communities Development Authority:
200,000	3.23%, 3/15/33	200,000
200,000	3.23%, 5/1/34	200,000
160,000	Phoenix, Illinois Realty Special Account Multifamily Revenue, (Brightons Mark), 3.34%, 4/1/20	160,000
250,000	Sacramento California Redevelopment Agency, 3.23%, 1/15/36	250,000
Total Floating Rate Notes (amortized cost $1,210,000)		1,210,000
Repurchase Agreements - 40.7%
3,000,000	Deutsche Bank Securities, Inc., 3.15% dated 1/31/08, maturing 2/1/08 to be repurchased at $3,000,263 collateralized by $6,165,496 in U.S. Government Agencies 0%, 12/01/34 - 8/01/35 with a value of $3,060,000	3,000,000
2,000,000	UBS Financial Services, Inc., 2.95% dated 1/31/08, maturing 2/1/08 to be repurchased at $2,000,164 collateralized by $3,588,264 in U.S. Government Agencies 0% - 6.0%, 3/15/18 - 11/15/36 with a value of $2,040,031	2,000,000
Total Repurchase Agreements (amortized cost $5,000,000)		5,000,000
Taxable Variable Rate Demand Notes - 23.1%
150,000	Advocare of South Carolina, Inc. 3.32%, 6/1/17	150,000
400,000	Arapahoe County, Colorado Industrial Development Revenue (Cottrell), Series B, 3.38%, 10/1/19	400,000
310,000	Breckenridge Terrace LLC 3.3138%, 5/1/39	310,000
100,000	Capel, Inc. 3.32%, 9/1/09	100,000

Principal Amount		Value
Taxable Variable Rate Demand Notes - (continued)
$350,000	Colorado Housing Facilities Revenue (Tenderfoot Seasonal Housing LLC) Series A, 3.3138%, 7/1/35	$350,000
150,000	Montgomery, Alabama Industrial Development Board of Revenue (Jenkins Brick Co.), Series A 3.38%, 9/1/14	150,000
880,000	New Jersey Economic Development Authority Revenue, (Four Woodbury Project), Series B 3.61%, 5/1/31	880,000
300,000	Saint Joseph, Missouri Industrial Development Authority Revenue (Albaugh, Inc. Project), Series B 3.71%, 11/1/19	300,000
200,000	West Covina, California Public Financing Authority Tax Allocation Revenue 3.34%, 11/1/29	200,000
Total Taxable Variable Rate Demand Notes (amortized cost $2,840,000)		2,840,000
U.S. Government Agencies Note - 8.1%
1,000,000	Federal Home Loan Bank System Discount Note, 4.55%, 4/16/08 (amortized cost $990,521)	990,521
Total Investments (total amortized cost $12,280,796) – 100.1%		12,280,796
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(10,029)
Net Assets – 100%		$12,270,767

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 33

Statements of Assets and Liabilities

As of January 31, 2008 (unaudited) (all numbers in thousands except net asset value per share)	Janus Adviser Flexible Bond Fund	Janus Adviser Floating Rate High Income Fund	Janus Adviser High-Yield Fund	Janus Adviser Money Market Fund
Assets:
Investments at cost(1)	$62,558	$4,933	$3,551	$12,281
Unaffiliated investments at value(1)	$59,717	$3,299	$2,814	$7,281
Repurchase Agreements	–	1,300	–	5,000
Affiliated money market investments	4,344	–	586	–
Cash	1,263	82	19	47
Receivables:
Investments sold	549	847	99	–
Portfolio shares sold	193	–	1	4
Interest	501	61	63	14
Due from adviser	–	24	11	6
Non-interested Trustees' deferred compensation	1	–	–	–
Other assets	2	2	–	–
Total Assets	66,570	5,615	3,593	12,352
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	13,087	–	81	–
Investments purchased	533	145	62	–
Portfolio shares repurchased	63	–	–	18
Dividends	11	–	3	–
Advisory fees	10	3	2	2
Transfer agent fees and expenses	3	2	2	2
Registration fees	1	27	12	1
Custodian fees	8	3	1	9
Professional fees	25	31	23	24
Administrative services fees - Class R Shares	–	N/A	–	N/A
Administrative services fees - Class S Shares	8	–	–	2
Distribution fees - Class A Shares	1	–	–	–
Distribution fees - Class C Shares	5	1	1	–
Distribution fees - Class R Shares	–	N/A	–	N/A
Distribution fees - Class S Shares	8	–	–	2
Networking fees - Class A Shares	–	1	–	–
Networking fees - Class C Shares	1	1	–	–
Networking fees - Class I Shares	–	1	–	N/A
Legal fees	3	1	4	4
Printing expenses	11	12	12	14
System fees	1	–	2	3
Non-interested Trustees' fees and expenses	1	–	–	–
Non-interested Trustees' deferred compensation fees	1	–	–	–
Accrued expenses	1	–	2	–
Total Liabilities	13,782	228	207	81
Net Assets	$52,788	$5,387	$3,386	$12,271
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$52,291	$5,906	$3,665	$12,257
Undistributed net investment income/(loss)*	16	9	1	–
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,029)	(195)	(130)	14
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	1,510	(333)	(150)	–
Total Net Assets	$52,788	$5,387	$3,386	$12,271
Net Assets - Class A Shares	$7,376	$1,200	$1,046	$702
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	603	132	113	702
Net Asset Value Per Share(2)	$12.23	$9.09	$9.25	$1.00
Maximum Offering Price Per Share(3)	$12.84	$9.55	$9.71	N/A
Net Assets - Class C Shares	$6,018	$1,297	$871	$1,181
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	493	143	94	1,180
Net Asset Value Per Share(2)	$12.19	$9.08	$9.25	$1.00
Net Assets - Class I Shares	$225	$1,655	$106	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18	182	11	N/A
Net Asset Value Per Share	$12.20	$9.10	$9.25	N/A
Net Assets - Class R Shares	$168	N/A	$679	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14	N/A	73	N/A
Net Asset Value Per Share	$12.22	N/A	$9.25	N/A
Net Assets - Class S Shares	$39,001	$1,235	$684	$10,388
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,190	136	74	10,375
Net Asset Value Per Share	$12.22	$9.09	$9.25	$1.00

*See Note 3 in Notes to Financial Statements.

  (1)  Includes securities on loan of $12,759,463 and $78,785 for Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund, respectively. (Note 1).

  (2)  Redemption price per share may be reduced for any applicable contingent deferred sales charge.

  (3)  Maximum offering price is computed at 100/95.25 of net asset value and is not applicable to Janus Adviser Money Market Fund.

See Notes to Financial Statements.
34 Janus Adviser Series January 31, 2008

Statements of Operations

For the six-month period ended January 31, 2008 (unaudited) (all numbers in thousands)	Janus Adviser Flexible Bond Fund	Janus Adviser Floating Rate High Income Fund	Janus Adviser High-Yield Fund	Janus Adviser Money Market Fund
Investment Income:
Interest	$1,076	$51	$131	$312
Bank Loan Income	66	177	12	–
Securities lending income	44	–	1	–
Dividends	11	–	–	–
Dividends from affiliates	45	–	10	–
Total Investment Income	1,242	228	154	312
Expenses:
Advisory fees	114	18	12	15
Transfer agent fees and expenses	7	5	5	4
Registration fees	45	51	40	25
Custodian fees	15	5	10	11
Professional fees	27	32	16	27
Non–interested Trustees' fees and expenses	–	–	–	–
Printing expense	8	11	9	11
System fees	17	14	17	8
Distribution fees - Class A Shares	6	2	2	1
Distribution fees - Class C Shares	23	7	5	3
Distribution fees - Class R Shares	–	N/A	2	N/A
Distribution fees - Class S Shares	45	2	1	14
Administrative services fees - Class R Shares	–	N/A	1	N/A
Administrative services fees - Class S Shares	45	2	1	14
Networking fees - Class A Shares	1	–	–	–
Networking fees - Class C Shares	2	–	–	–
Networking fees - Class I Shares	–	–	–	N/A
Other expenses	8	3	4	6
Non–recurring costs (Note 2)	–	N/A	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	N/A	–	–
Total Expenses	363	152	125	139
Expense and Fee Offset	(1)	(1)	(1)	(1)
Net Expenses	362	151	124	138
Less: Excess Expense Reimbursement	(116)	(115)	(98)	(87)
Net Expenses after Expense Reimbursement	246	36	26	51
Net Investment Income/(Loss)	996	192	128	261
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	242	(190)	(126)	14
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	1,850	(102)	10	–
Payment from affiliate (Note 2)	2	–	–	–
Net Gain/(Loss) on Investments	2,094	(292)	(116)	14
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,090	$(100)	$12	$275

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 35

Statements of Changes in Net Assets

For the six-month period ended January 31, 2008 (unaudited) and for the fiscal year ended July 31, 2007	Janus Adviser Flexible Bond Fund		Janus Adviser Floating Rate High Income Fund		Janus Adviser High-Yield Fund		Janus Adviser Money Market Fund
(all numbers in thousands)	2008.	2007	2008	2007(1)	2008	2007	2008	2007
Operations:
Net investment income/(loss)	$996	$2,051	$192	$97	$128	$217	$261	$508
Net realized gain/(loss) from investment and foreign currency transactions	242	(289)	(190)	(5)	(126)	36	14	–
Net realized gain/(loss) from futures contracts	–	(11)	–	–	–	–	–	–
Net realized gain/(loss) from short sales	–	1	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	1,850	478	(102)	(231)	10	(126)	–	–
Payment from affiliate (Note 2)	2	–	–	–	–	–	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,090	2,230	(100)	(139)	12	127	275	508
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(113)	(67)	(42)	(25)	(45)	(65)	(10)	(13)
Class C Shares	(87)	(168)	(42)	(22)	(30)	(51)	(15)	(17)
Class I Shares	(15)	(5)	(57)	(29)	(4)	(7)	N/A	N/A
Class R Shares	(3)	(4)	N/A	N/A	(24)	(46)	N/A	N/A
Class S Shares	(770)	(1,822)	(42)	(24)	(25)	(48)	(236)	(478)
Net realized gain from investment transactions*
Class A Shares	–	–	–	–	(2)	–	–	–
Class C Shares	–	–	–	–	(1)	–	–	–
Class I Shares	–	–	–	–	–	–	N/A	N/A
Class R Shares	–	–	N/A	N/A	(1)	–	N/A	N/A
Class S Shares	–	–	–	–	(1)	–	–	–
Net Decrease from Dividends and Distributions	(988)	(2,066)	(183)	(100)	(133)	(217)	(261)	(508)
Capital Share Transactions:
Shares sold
Class A Shares	6,928	1,230	–	1,250	351	517	963	333
Class C Shares	2,051	1,788	75	1,288	23	230	1,786	501
Class I Shares	887	90	242	1,532	–	91	N/A	N/A
Class R Shares	7	139	N/A	N/A	–	–	N/A	N/A
Class S Shares	14,316	12,731	–	1,290	–	2	3,812	9,943
Redemption Fees
Class I Shares	N/A	N/A	–	–	–	–	N/A	N/A
Class R Shares	N/A	N/A	N/A	N/A	–	–	N/A	N/A
Class S Shares	N/A	N/A	–	–	–	–	N/A	N/A
Reinvested dividends and distributions
Class A Shares	96	41	42	25	28	49	10	12
Class C Shares	64	112	39	22	26	45	12	15
Class I Shares	12	5	57	30	4	7	N/A	N/A
Class R Shares	3	4	N/A	N/A	25	46	N/A	N/A
Class S Shares	760	1,801	42	24	26	48	236	478
Shares repurchased
Class A Shares	(1,333)	(788)	–	–	(532)	(132)	(419)	(393)
Class C Shares	(677)	(2,000)	–	–	(61)	–	(839)	(526)
Class I Shares	(796)	–	(49)	–	–	–	N/A	N/A
Class R Shares	(1)	–	N/A	N/A	–	–	N/A	N/A
Class S Shares	(16,620)	(16,931)	–	–	–	(1)	(5,159)	(8,813)
Net Increase/(Decrease) from Capital Share Transactions	5,697	(1,778)	448	5,461	(110)	902	402	1,550
Net Increase/(Decrease) in Net Assets	7,799	(1,614)	165	5,222	(231)	812	416	1,550
Net Assets:
Beginning of period	44,989	46,603	5,222	–	3,617	2,805	11,855	10,305
End of period	$52,788	$44,989	$5,387	$5,222	$3,386	$3,617	$12,271	$11,855
Undistributed net investment income/(loss)*	$16	$8	$9	$–	$1	$1	$–	$–

*See Note 3 in Notes to Financial Statements.

  (1)  Period from April 2, 2007 (commencement of investments) through July 31, 2007. The Statement of Changes includes financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).

See Notes to Financial Statements.
36 Janus Adviser Series January 31, 2008

Financial Highlights – Class A Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Flexible Bond Fund
	2008		2007		2006		2005(1)
Net Asset Value, Beginning of Period	$11.68		$11.64		$12.12		$12.53
Income from Investment Operations:
Net investment income/(loss)	.28		.57		.52		.43
Net gain/(loss) on securities (both realized and unrealized)	.54		.03		(.38)		(.24)
Total from Investment Operations	.82		.60		.14		.19
Less Distributions and Other:
Dividends from (from net investment income)*	(.27)		(.56)		(.52)		(.44)
Distributions (from capital gains)*	–		–		(.10)		(.16)
Payment from affiliate	–	(2)	–		–	(2)	–	(2)
Total Distributions and Other	(.27)		(.56)		(.62)		(.60)
Net Asset Value, End of Period	$12.23		$11.68		$11.64		$12.12
Total Return**	7.12	%(3)	5.24%		1.16	%(4)	1.90	%(3)
Net Assets, End of Period (in thousands)	$7,376		$1,461		$984		$76
Average Net Assets for the Period (in thousands)	$4,950		$1,407		$265		$27
Ratio of Gross Expenses to Average Net Assets***(5)	0.81%		0.80%		0.81%		0.81%
Ratio of Net Expenses to Average Net Assets***(5)	0.80%		0.80%		0.80%		0.80%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.61%		4.79%		4.39%		3.93%
Portfolio Turnover Rate***	128	%(6)	147	%(6)	140	%(6)	186	%(6)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and the period ended July 31, 2007	Janus Adviser Floating Rate High Income Fund
	2008	2007(7)
Net Asset Value, Beginning of Period	$9.57	$10.00
Income from Investment Operations:
Net investment income/(loss)	.34	.20
Net gain/(loss) on securities (both realized and unrealized)	(.49)	(.44)
Total from Investment Operations	(.15)	(.24)
Less Distributions:
Dividends (from net investment income)*	(.33)	(.19)
Distributions (from capital gains)*	–	–
Total Distributions	(.33)	(.19)
Net Asset Value, End of Period	$9.09	$9.57
Total Return**	(1.70)%	(2.41	)%(8)
Net Assets, End of Period (in thousands)	$1,200	$1,219
Average Net Assets for the Period (in thousands)	$1,231	$1,252
Ratio of Gross Expenses to Average Net Assets***(5)	1.17%	1.15%
Ratio of Net Expenses to Average Net Assets***(5)	1.15%	1.15%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	7.21%	5.78%
Portfolio Turnover Rate***	118%	349%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 130% in 2008, 147% in 2007, 142% in 2006 and 195% in 2005.

(7)  Period from April 2, 2007 (commencement of investments) through July 31, 2007. The Financial Highlights include financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).

(8)  One factor impacting the Fund's performance significantly was investments in new issues. Given the Fund's relatively small size at inception and short performance record, investments in new issues may have had a disproportionate impact on performance. There is no assurance that the Fund's future investments in new issues will have the same effect on performance in the future. For the period from May 2, 2007 (effective date) to July 31, 2007, the cumulative total return was (3.44)%.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 37

Financial Highlights – Class A Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year ended July 31	Janus Adviser High-Yield Fund
	2008		2007	2006
Net Asset Value, Beginning of Period	$9.56		$9.74	$10.00
Income from Investment Operations:
Net investment income/(loss)	.35		.72	.62
Net gain/(loss) on securities (both realized and unrealized)	(.29)		(.18)	(.26)
Total from Investment Operations	.06		.54	.36
Less Distributions and Other:
Dividends (from net investment income)*	(.35)		(.72)	(.62)
Distributions (from capital gains)*	(.02)		–	–
Payment from affiliate	–	(1)	–	–
Total Distributions and Other	(.37)		(.72)	(.62)
Net Asset Value, End of Period	$9.25		$9.56	$9.74
Total Return**	0.53	%(2)	5.49%	3.71%
Net Assets, End of Period (in thousands)	$1,046		$1,241	$841
Average Net Assets for the Period (in thousands)	$1,217		$902	$708
Ratio of Gross Expenses to Average Net Assets***(3)	1.17%		1.19%	1.27%
Ratio of Net Expenses to Average Net Assets***(3)	1.15%		1.15%	1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	7.37%		7.22%	6.39%
Portfolio Turnover Rate***	126%		117%	162%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Money Market Fund
	2008	2007	2006	2005(4)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.02	.05	.04	.02
Net gain/(loss) on securities	–	–	–	–
Total from Investment Operations	.02	.05	.04	.02
Less Distributions:
Dividends (from net investment income)*	(.02)	(.05)	(.04)	(.02)
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.02)	(.05)	(.04)	(.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00
Total Return**	2.29%	4.95%	4.06%	1.78%
Net Assets, End of Period (in thousands)	$702	$148	$196	$10
Average Net Assets for the Period (in thousands)	$469	$258	$22	$11
Ratio of Gross Expenses to Average Net Assets***(3)	0.62%	0.61%	0.69%	0.62%
Ratio of Net Expenses to Average Net Assets***(3)	0.61%	0.61%	0.61%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.47%	4.84%	4.53%	2.15%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment by affiliate aggregated less than $.01 on a per share basis for the period ended.

(2)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  See Note 4 in Notes to Financial Statements.

(4)  Period from September 30, 2004 (inception date) through July 31, 2005.

See Notes to Financial Statements.
38 Janus Adviser Series January 31, 2008

Financial Highlights – Class C Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Flexible Bond Fund
and through each fiscal year or period ended July 31	2008		2007		2006		2005		2004	2003(1)
Net Asset Value, Beginning of Period	$11.64		$11.60		$12.08		$12.30		$12.41	$12.38
Income from Investment Operations:
Net investment income/(loss)	.23		.48		.43		.39		.47	.34
Net gain/(loss) on securities (both realized and unrealized)	.55		.03		(.38)		(.01)		.02	.02
Total from Investment Operations	.78		.51		.05		.38		.49	.36
Less Distributions and Other:
Dividends (from net investment income)*	(.23)		(.47)		(.43)		(.44)		(.42)	(.33)
Distributions (from capital gains)*	–		–		(.10)		(.16)		(.18)	–
Payment from affiliate	–	(2)	–		–	(2)	–	(2)	–	–
Total Distributions and Other	(.23)		(.47)		(.53)		(.60)		(.60)	(.33)
Net Asset Value, End of Period	$12.19		$11.64		$11.60		$12.08		$12.30	$12.41
Total Return**	6.73	%(3)	4.45%		0.42	%(4)	3.37	%(3)	3.91%	2.92%
Net Assets, End of Period (in thousands)	$6,018		$4,366		$4,433		$5,561		$9,798	$20,294
Average Net Assets for the Period (in thousands)	$4,601		$4,168		$4,744		$7,787		$14,662	$10,230
Ratio of Gross Expenses to Average Net Assets***(5)	1.55%		1.55%		1.55%		1.55%		1.69%	1.71%
Ratio of Net Expenses to Average Net Assets***(5)	1.55%		1.55%		1.55%		1.55%		1.69%	1.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.82%		4.02%		3.44%		3.20%		3.29%	3.05%
Portfolio Turnover Rate***	128	%(6)	147	%(6)	140	%(6)	186	%(6)	160%	168%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Floating Rate High Income Fund
	2008	2007(7)
Net Asset Value, Beginning of Period	$9.57	$10.00
Income from Investment Operations:
Net investment income/(loss)	.31	.17
Net gain/(loss) on securities (both realized and unrealized)	(.50)	(.43)
Total from Investment Operations	(.19)	(.26)
Less Distributions:
Dividends (from net investment income)*	(.30)	(.17)
Distributions (from capital gains)*	–	–
Total Distributions	(.30)	(.17)
Net Asset Value, End of Period	$9.08	$9.57
Total Return**	(2.04)%	(2.65	)%(8)
Net Assets, End of Period (in thousands)	$1,297	$1,253
Average Net Assets for the Period (in thousands)	$1,312	$1,264
Ratio of Gross Expenses to Average Net Assets***(5)	1.92%	1.90%
Ratio of Net Expenses to Average Net Assets***(5)	1.90%	1.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	6.46%	5.04%
Portfolio Turnover Rate***	118%	349%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2002 (inception date) through July 31, 2003.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year or period ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 130% in 2008, 147% in 2007, 142% in 2006 and 195% in 2005.

(7)  Period from April 2, 2007 (commencement of investments) through July 31, 2007. The Financial Highlights include financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).

(8)  One factor impacting the Fund's performance significantly was investments in new issues. Given the Fund's relatively small size at inception and short performance record, investments in new issues may have had a disproportionate impact on performance. There is no assurance that the Fund's future investments in new issues will have the same effect on performance in the future. For the period from May 2, 2007 (effective date) to July 31, 2007, the cumulative total return was (3.62)%.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 39

Financial Highlights – Class C Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year ended July 31	Janus Adviser High-Yield Fund
	2008		2007	2006
Net Asset Value, Beginning of Period	$9.56		$9.73	$10.00
Income from Investment Operations:
Net investment income/(loss)	.32		.65	.54
Net gain/(loss) on securities (both realized and unrealized)	(.29)		(.17)	(.27)
Total from Investment Operations	.03		.48	.27
Less Distributions and Other:
Dividends (from net investment income)*	(.32)		(.65)	(.54)
Distributions (from capital gains)*	(.02)		–	–
Payment from affiliate	–	(1)	–	–
Total Distributions and Other	(.34)		(.65)	(.54)
Net Asset Value, End of Period	$9.25		$9.56	$9.73
Total Return**	0.17	%(2)	4.80%	2.85%
Net Assets, End of Period (in thousands)	$871		$913	$664
Average Net Assets for the Period (in thousands)	$911		$790	$626
Ratio of Gross Expenses to Average Net Assets***(3)	1.93%		1.94%	2.02%
Ratio of Net Expenses to Average Net Assets***(3)	1.90%		1.90%	1.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	6.56%		6.48%	5.58%
Portfolio Turnover Rate***	126%		117%	162%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Money Market Fund
	2008	2007	2006	2005	2004	2003(4)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.02	.05	.04	.02	.01	.01
Net gain/(loss) on securities	–	–	–	–	–	–
Total from Investment Operations	.02	.05	.04	.02	.01	.01
Less Distributions:
Dividends (from net investment income)*	(.02)	(.05)	(.04)	(.02)	(.01)	(.01)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.02)	(.05)	(.04)	(.02)	(.01)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	2.30%	4.95%	4.06%	1.95%	0.62%	0.70%
Net Assets, End of Period (in thousands)	$1,181	$221	$231	$10	$37	$173
Average Net Assets for the Period (in thousands)	$637	$344	$57	$26	$67	$464
Ratio of Gross Expenses to Average Net Assets***(3)	0.62%	0.61%	0.64%	0.61%	0.61%	0.61%
Ratio of Net Expenses to Average Net Assets***(3)	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.60%	4.84%	4.57%	1.72%	0.59%	0.84%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment by affiliate aggregated less than $.01 on a per share basis for the period ended.

(2)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  See Note 4 in Notes to Financial Statements.

(4)  Period from September 30, 2002 (inception date) through July 31, 2003.

See Notes to Financial Statements.
40 Janus Adviser Series January 31, 2008

Financial Highlights – Class I Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Flexible Bond Fund
	2008		2007		2006(1)
Net Asset Value, Beginning of Period	$11.66		$11.63		$11.99
Income from Investment Operations:
Net investment income/(loss)	.29		.62		.37
Net gain/(loss) on securities (both realized and unrealized)	.54		.01		(.24)
Total from Investment Operations	.83		.63		.13
Less Distributions and Other:
Dividends (from net investment income)*	(.29)		(.60)		(.39)
Distributions (from capital gains)*	–		–		(.10)
Payment from affiliate	–	(2)	–		–
Total Distributions and Other	(.29)		(.60)		(.49)
Net Asset Value, End of Period	$12.20		$11.66		$11.63
Total Return**	7.18	%(3)	5.48%		1.11%
Net Assets, End of Period (in thousands)	$225		$104		$10
Average Net Assets for the Period (in thousands)	$606		$91		$10
Ratio of Gross Expenses to Average Net Assets***(4)	0.55%		0.55%		0.52%
Ratio of Net Expenses to Average Net Assets***(4)	0.55%		0.55%		0.52%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.90%		5.06%		4.52%
Portfolio Turnover Rate***	128	%(5)	147	%(5)	140	%(5)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Floating Rate High Income Fund
	2008	2007(6)
Net Asset Value, Beginning of Period	$9.57	$10.00
Income from Investment Operations:
Net investment income/(loss)	.36	.20
Net gain/(loss) on securities (both realized and unrealized)	(.50)	(.43)
Total from Investment Operations	(.14)	(.23)
Less Distributions:
Dividends (from net investment income)*	(.33)	(.20)
Distributions (from capital gains)*	–	–
Redemption fees	–	–
Total Distributions	(.33)	(.20)
Net Asset Value, End of Period	$9.10	$9.57
Total Return**	(1.52)%	(2.33	)%(7)
Net Assets, End of Period (in thousands)	$1,655	$1,493
Average Net Assets for the Period (in thousands)	$1,625	$1,423
Ratio of Gross Expenses to Average Net Assets***(4)	0.92%	0.91%
Ratio of Net Expenses to Average Net Assets***(4)	0.90%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	7.47%	6.09%
Portfolio Turnover Rate***	118%	349%

  *  See Note 3 in Notes to Financial Statements.

  **  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2)  Payment by affiliate aggregated less than $.01 on a per share basis for the period ended.

(3)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 130% in 2008, 147% in 2007 and 142% in 2006

(6)  Period from April 2, 2007 (commencement of investments) through July 31, 2007. The Financial Highlights include financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).

(7) One factor impacting the Fund's performance significantly was investments in new issues. Given the Fund's relatively small size at inception and short performance record, investments in new issues may have had a disproportionate impact on performance. There is no assurance that the Fund's future investments in new issues will have the same effect on performance in the future. For the period from May 2, 2007 (effective date) to July 31, 2007, the cumulative total return was (3.38)%.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 41

Financial Highlights – Class I Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser High-Yield Fund
	2008		2007	2006(1)
Net Asset Value, Beginning of Period	$9.56		$9.73	$9.72
Income from Investment Operations:
Net investment income/(loss)	.36		.76	.46
Net gain/(loss) on securities (both realized and unrealized)	(.29)		(.18)	.01
Total from Investment Operations	.07		.58	.47
Less Distributions and Other:
Dividends (from net investment income)*	(.36)		(.75)	(.46)
Distributions (from capital gains)*	(.02)		–	–
Redemption fees	–		–	–
Payment from affiliate	–	(2)	–	–
Total Distributions and Other	(.38)		(.75)	(.46)
Net Asset Value, End of Period	$9.25		$9.56	$9.73
Total Return**	0.67	%(3)	5.86%	4.92%
Net Assets, End of Period (in thousands)	$106		$105	$10
Average Net Assets for the Period (in thousands)	$107		$95	$10
Ratio of Gross Expenses to Average Net Assets***(4)	0.93%		0.94%	1.03%
Ratio of Net Expenses to Average Net Assets***(4)	0.90%		0.91%	0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	7.56%		7.54%	6.93%
Portfolio Turnover Rate***	126%		117%	162%

  *  See Note 3 in Notes to Financial Statements.

  **  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2)  Payment by affiliate aggregated less than $.01 on a per share basis for the period ended.

(3)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
42 Janus Adviser Series January 31, 2008

Financial Highlights – Class R Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Flexible Bond Fund
	2008		2007		2006		2005(1)
Net Asset Value, Beginning of Period	$11.67		$11.63		$12.12		$12.53
Income from Investment Operations:
Net investment income/(loss)	.24		.58		.45		.33
Net gain/(loss) on securities (both realized and unrealized)	.55		(.03)		(.38)		(.19)
Total from Investment Operations	.79		.55		.07		.14
Less Distributions and Other:
Dividends (from net investment income)*	(.24)		(.51)		(.46)		(.39)
Distributions (from capital gains)*	–		–		(.10)		(.16)
Payment from affiliate	–	(2)	–		–	(2)	–	(2)
Total Distributions and Other	(.24)		(.51)		(.56)		(.55)
Net Asset Value, End of Period	$12.22		$11.67		$11.63		$12.12
Total Return**	6.85	%(3)	4.73%		0.63	%(3)	1.47	%(4)
Net Assets, End of Period (in thousands)	$168		$152		$10		$10
Average Net Assets for the Period (in thousands)	$159		$95		$10		$10
Ratio of Gross Expenses to Average Net Assets***(5)	1.30%		1.31%		1.31%		1.30%
Ratio of Net Expenses to Average Net Assets***(5)	1.30%		1.30%		1.30%		1.29%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.08%		4.30%		3.70%		3.42%
Portfolio Turnover Rate***	128	%(6)	147	%(6)	140	%(6)	186	%(6)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year ended July 31	Janus Adviser High-Yield Fund
	2008		2007	2006
Net Asset Value, Beginning of Period	$9.56		$9.73	$10.00
Income from Investment Operations:
Net investment income/(loss)	.33		.68	.57
Net gain/(loss) on securities (both realized and unrealized)	(.29)		(.18)	(.27)
Total from Investment Operations	.04		.50	.30
Less Distributions and Other:
Dividends (from net investment income)*	(.33)		(.67)	(.57)
Distributions (from capital gains)*	(.02)		–	–
Redemption fees	–		–	–
Payment from affiliate	–	(2)	–	–
Total Distributions and Other	(.35)		(.67)	(.57)
Net Asset Value, End of Period	$9.25		$9.56	$9.73
Total Return**	0.29	%(3)	5.07%	3.10%
Net Assets, End of Period (in thousands)	$679		$677	$644
Average Net Assets for the Period (in thousands)	$689		$685	$626
Ratio of Gross Expenses to Average Net Assets***(5)	1.68%		1.68%	1.77%
Ratio of Net Expenses to Average Net Assets***(5)	1.65%		1.65%	1.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	6.81%		6.73%	5.83%
Portfolio Turnover Rate***	126%		117%	162%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 130% in 2008, 147% for 2007, 142% for 2006 and 195% for 2005.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 43

Financial Highlights – Class S Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year ended July 31	Janus Adviser Flexible Bond Fund
	2008		2007		2006		2005		2004	2003
Net Asset Value, Beginning of Period	$11.67		$11.63		$12.12		$12.34		$12.45	$11.97
Income from Investment Operations:
Net investment income/(loss)	.26		.54		.48		.44		.53	.47
Net gain/(loss) on securities (both realized and unrealized)	.55		.04		(.38)		–		.02	.47
Total from Investment Operations	.81		.58		.10		.44		.55	.94
Less Distributions and Other:
Dividends (from net investment income)*	(.26)		(.54)		(.49)		(.50)		(.48)	(.46)
Distributions (from capital gains)*	–		–		(.10)		(.16)		(.18)	–
Payment from affiliate	–	(1)	–		–	(1)	–	(1)	–	–
Total Distributions and Other	(.26)		(.54)		(.59)		(.66)		(.66)	(.46)
Net Asset Value, End of Period	$12.22		$11.67		$11.63		$12.12		$12.34	$12.45
Total Return**	6.99	%(2)	5.01%		0.86	%(3)	3.88	%(2)	4.43%	7.94%
Net Assets, End of Period (in thousands)	$39,001		$38,906		$41,166		$52,701		$70,306	$101,137
Average Net Assets for the Period (in thousands)	$35,595		$39,901		$45,954		$60,793		$86,194	$79,345
Ratio of Gross Expenses to Average Net Assets***(4)	1.05%		1.05%		1.05%		1.05%		1.19%	1.21%
Ratio of Net Expenses to Average Net Assets***(4)	1.05%		1.05%		1.05%		1.05%		1.19%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.33%		4.53%		3.94%		3.71%		3.80%	3.68%
Portfolio Turnover Rate***	128	%(5)	147	%(5)	140	%(5)	186	%(5)	160%	168%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and the period ended July 31, 2007	Janus Adviser Floating Rate High Income Fund
	2008	2007(6)
Net Asset Value, Beginning of Period	$9.57	$10.00
Income from Investment Operations:
Net investment income/(loss)	.33	.19
Net gain/(loss) on securities (both realized and unrealized)	(.49)	(.43)
Total from Investment Operations	(.16)	(.24)
Less Distributions and Other:
Dividends (from net investment income)*	(.32)	(.19)
Distributions (from capital gains)*	–	–
Redemption fees	–	–
Total Distributions and Other	(.32)	(.19)
Net Asset Value, End of Period	$9.09	$9.57
Total Return**	(1.78)%	(2.49	)%(7)
Net Assets, End of Period (in thousands)	$1,235	$1,257
Average Net Assets for the Period (in thousands)	$1,268	$1,258
Ratio of Gross Expenses to Average Net Assets***(4)	1.42%	1.40%
Ratio of Net Expenses to Average Net Assets***(4)	1.40%	1.40%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	6.96%	5.54%
Portfolio Turnover Rate***	118%	349%

 *  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 130% in 2008, 147% for 2007, 142% for 2006 and 195% in 2005.

(6)  Period from April 2, 2007 (commencement of investments) through July 31, 2007. The Financial Highlights include financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).

(7)  One factor impacting the Fund's performance significantly was investments in new issues. Given the Fund's relatively small size at inception and short performance record, investments in new issues may have had a disproportionate impact on performance. There is no assurance that the Fund's future investments in new issues will have the same effect on performance in the future. For the period from May 2, 2007 (effective date) to July 31, 2007, the cumulative total return was (3.50)%.

See Notes to Financial Statements.
44 Janus Adviser Series January 31, 2008

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year ended July 31	Janus Adviser High-Yield Fund
	2008		2007	2006
Net Asset Value, Beginning of Period	$9.56		$9.73	$10.00
Income from Investment Operations:
Net investment income/(loss)	.34		.70	.59
Net gain/(loss) on securities (both realized and unrealized)	(.29)		(.17)	(.27)
Total from Investment Operations	.05		.53	.32
Less Distributions and Other:
Dividends (from net investment income)*	(.34)		(.70)	(.59)
Distributions (from capital gains)*	(.02)		–	–
Redemption fees	–		–	–
Payment from affiliate	–	(1)	–	–
Total Distributions and Other	(.36)		(.70)	(.59)
Net Asset Value, End of Period	$9.25		$9.56	$9.73
Total Return**	0.42	%(2)	5.33%	3.34%
Net Assets, End of Period (in thousands)	$684		$681	$646
Average Net Assets for the Period (in thousands)	$693		$688	$641
Ratio of Gross Expenses to Average Net Assets***(3)	1.43%		1.43%	1.52%
Ratio of Net Expenses to Average Net Assets***(3)	1.40%		1.40%	1.49%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	7.06%		6.98%	6.07%
Portfolio Turnover Rate***	126%		117%	162%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year ended July 31	Janus Adviser Money Market Fund
	2008	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.02	.05	.04	.02	–	.01
Net gain/(loss) on securities	–	–	–	–	–	–
Total from Investment Operations	.02	.05	.04	.02	–	.01
Less Distributions:
Dividends (from net investment income)*	(.02)	(.05)	(.04)	(.02)	–	(.01)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(.02)	(.05)	(.04)	(.02)	–	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	2.16%	4.69%	3.79%	1.70%	0.37%	0.68%
Net Assets, End of Period (in thousands)	$10,388	$11,486	$9,878	$10,082	$16,523	$20,384
Average Net Assets for the Period (in thousands)	$10,958	$10,431	$9,044	$13,962	$17,671	$23,394
Ratio of Gross Expenses to Average Net Assets***(3)	0.87%	0.87%	0.87%	0.86%	0.86%	0.86%
Ratio of Net Expenses to Average Net Assets***(3)	0.86%	0.86%	0.86%	0.86%	0.86%	0.86%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.28%	4.59%	3.72%	1.64%	0.37%	0.68%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment by affiliate aggregated less than $.01 on a per share basis for the period ended.

(2)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 45

Notes to Schedules of Investments (unaudited)

Credit Suisse First Boston (CSFB) Leveraged Loan Index	The CSFB Leveraged Loan Index is a market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

Lehman Brothers Aggregate Bond Index	The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity and have an outstanding par value of at least $100 million.

Lehman Brothers High-Yield Bond Index	The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt.

Lipper High Current Yield Funds	Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Lipper Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

  ‡  Rate is subject to change. Rate shown reflects current rate.

  #  Loaned security; a portion or all of the security is on loan at January 31, 2008.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

§ Schedule of Restricted and Illiquid Securities (as of January 31, 2008)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Adviser Flexible Bond Fund
Source Gas LLC, 5.90% senior notes, due 4/1/17 (144A)	4/11/07 - 9/20/07	$94,516	$92,784	0.2%
Janus Adviser High-Yield Fund
Cardtronics, Inc., 9.25% senior subordinated notes, due 8/15/13 (144A)	7/17/07 - 11/15/07	$14,600	$14,100	0.4%
Innophos Holdings, Inc., 9.50% senior unsecured notes, due 4/15/12 (144A)	4/11/07 - 11/19/07	8,985	8,460	0.2%
Steinway Musical Instruments, Inc., 7.00% senior notes, due 3/1/14 (144A)	11/14/06 - 12/5/07	35,240	32,400	1.0%
		$58,825	$54,960	1.6%

The Funds have registration rights for certain restricted securities held as of January 31, 2008. The issuer incurs all registration costs.

46 Janus Adviser Series January 31, 2008

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The interest rate on floating rate notes is based upon an index or market interest rates and is subject to change. Rates in the security description are as of January 31, 2008.

Janus Adviser Money Market Fund may hold securities with stated maturities of greater than 397 days when those securities have features that allow the Fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Janus Adviser Series January 31, 2008 47

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund and Janus Adviser High-Yield Fund (collectively the "Bond Funds") and Janus Adviser Money Market Fund (the "Money Market Fund") are series funds. The Bond Funds and the Money Market Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Adviser Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust offers twenty-eight funds, which include multiple series of shares with differing investment objectives and policies.

Janus Adviser Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund and Janus Adviser High-Yield Fund invest primarily in income-producing securities. Janus Adviser Money Market Fund invests in short-term money market securities. Each Bond Fund is classified as diversified as defined in the 1940 Act.

On April 2, 2007, Janus Capital seeded each class of Janus Adviser Floating Rate High Income Fund with $1,250,000. During the period April 2, 2007 ("commencement of investments") through May 2, 2007 ("effective date"), the Fund was unavailable for purchase to shareholders. Janus Adviser Floating Rate High Income Fund purchased and sold investment securities during this period which were valued on a daily basis in accordance with investment valuation policies. The financial data during this period reflects this investment activity, as well as associated expenses.

Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund currently offer five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Janus Adviser Floating Rate High Income Fund currently offers four classes of shares: Class A Shares, Class C Shares, Class I Shares, and Class S Shares. Janus Adviser Money Market Fund currently offers three classes of shares: Class A Shares, Class C Shares, and Class S Shares.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Effective September 30, 2002 the initial class of shares was designated as Class I Shares and a second class of shares, Class C Shares was added. Effective September 30, 2004, two additional classes were added to the Trust and designated as Class A Shares and Class R Shares. Effective November 28, 2005, the existing Class I Shares were renamed Class S Shares and a new Class I Shares was added to the Trust.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value.

48 Janus Adviser Series January 31, 2008

Investments held by Janus Adviser Money Market Fund are valued at the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based on the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Each Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of January 31, 2008, the following Fund had securities on loan valued as indicated:

Fund	Value at January 31, 2008
Bond
Janus Adviser Flexible Bond Fund	$12,759,463
Janus Adviser High-Yield Fund	78,785

Janus Adviser Series January 31, 2008 49

Notes to Financial Statements (unaudited) (continued)

As of January 31, 2008, the following Fund received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at January 31, 2008
Bond
Janus Adviser Flexible Bond Fund	$13,087,078
Janus Adviser High-Yield Fund	80,674

As of January 31, 2008, all cash collateral received by the Fund was invested in the Allianz Dresdner Daily Asset Fund except as noted in the following table:

Fund	Time Deposits
Bond
Janus Adviser Flexible Bond Fund	5,400,566
Janus Adviser High-Yield Fund	18,726

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

During the six-month period ended January 31, 2008, there were no such securities lending agreements for Janus Adviser Floating Rate High Income Fund and Janus Adviser Money Market Fund.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each Fund may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions

The Bond Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Bond Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Short Sales

The Funds may engage in "short sales against the box." Short sales against the box involve either selling short a security that the Fund owns, or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities by locking in gains. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

Floating Rate Loans

The Bond Funds may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Inter-Bank Offered Rate ("LIBOR"). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks ("Prime Rate") or the rate paid on large certificates of deposit traded in the secondary markets ("CD Rate"). If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies ("borrowers") in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower's capital structure. The senior position in the borrower's capital structure generally gives holders of senior loans a claim on certain of the borrower's assets that is senior to subordinated debt and preferred and common stock in the case of a borrower's default. Floating rate loan investments may involve foreign borrowers, and investments may be

50 Janus Adviser Series January 31, 2008

denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Mortgage Dollar Rolls

The Bond Funds may enter into "mortgage dollar rolls." In a "mortgage dollar roll" transaction, the Fund sells a mortgage-related security (such as a Government National Mortgage Association ("Ginnie Mae") security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. The Fund will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price.

Securities Traded on a To-Be-Announced Basis

The Bond Funds may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Federal National Mortgage Association ("Fannie Mae") and/or Federal Home Loan Mortgage Corporation ("Freddie Mac") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Bank Loans

The Bond Funds may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Fund invests generally are readjusted every 45-60 days, on average, to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year LIBOR.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the six-month period ended January 31, 2008 are noted in the table below:

Fund	Average Monthly Value	Rates
Bond
Janus Adviser Flexible Bond Fund	$2,811,997	2.025	%-8.61%
Janus Adviser Floating Rate High Income Fund	4,106,645	0.50	%-12.33%
Janus Adviser High-Yield Fund	213,589	2.00	%-12.36%

Futures Contracts

Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures

Janus Adviser Series January 31, 2008 51

Notes to Financial Statements (unaudited) (continued)

contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

Initial Public Offerings

The Bond Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as its assets grow.

Additional Investment Risk

The Funds, particularly Janus Adviser Flexible Bond Fund and Janus Adviser High-Yield Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends are declared daily and distributed monthly for the Funds. The majority of dividends and net realized capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

The Bond Funds have made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.

52 Janus Adviser Series January 31, 2008

The Interpretation is effective for fiscal years beginning after December 15, 2006, and also applies to all open tax years as of the date of effectiveness. Management has evaluated the Funds' tax positions taken on federal income tax returns for purposes of implementing the Interpretation and has determined that no provision for income tax is required in the Funds' financial statements. Management is not aware of any events that are reasonably possible to occur that would result in any unrecognized future tax benefits significantly impacting the Funds.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, the Funds will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below for each Fund.

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Bond
Janus Adviser Flexible Bond Fund	First $300 Million Over $300 Million	0.50 0.40
Janus Adviser Floating Rate High Income Fund	First $300 Million Over $300 Million	0.65 0.55
Janus Adviser High-Yield Fund	First $300 Million Over $300 Million	0.65 0.55
Money Market
Janus Adviser Money Market Fund	All Asset Levels	0.25

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Distributors LLC ("Janus Distributors"), a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Fund. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any Fund's actual distribution and service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be reimbursed for the difference. Janus Distributors has agreed to a waiver, which reduces the amount of 12b-1 fees payable by Janus Adviser Money Market Fund for Class C Shares from 1.00% to 0.25%. This waiver will continue until at least December 1, 2008. The amounts waived for Janus Adviser Money Market Fund are included on the Statement of Operations as Excess Expense Reimbursement.

Janus Capital has agreed until at least December 1, 2009 to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Fund	Expense Limit (%)
Bond
Janus Adviser Flexible Bond Fund	0.55
Janus Adviser Floating Rate High Income Fund	0.90
Janus Adviser High-Yield Fund	0.90
Money Market
Janus Adviser Money Market Fund	0.36	(1)

(1)  Waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.

Janus Adviser Series January 31, 2008 53

Notes to Financial Statements (unaudited) (continued)

Janus Capital will be entitled to recoup such reimbursement or fee reduction from Janus Adviser Floating Rate High Income Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such reimbursements will expire December 30, 2010. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the six-month period ended January 31, 2008, total reimbursement by Janus Capital was $114,895 for Janus Adviser Floating Rate High Income Fund. As of January 31, 2008, the recoupment that may be potentially made to Janus Capital is $236,880.

During the six-month period ended January 31, 2008, Janus reimbursed the following Funds as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Fund	For the six-month period ended January 31, 2008
Janus Adviser Flexible Bond Fund – Class A Shares	$107
Janus Adviser Flexible Bond Fund – Class C Shares	219
Janus Adviser Flexible Bond Fund – Class I Shares	14
Janus Adviser Flexible Bond Fund – Class R Shares	8
Janus Adviser Flexible Bond Fund – Class S Shares	1,947
Janus Adviser High-Yield Fund – Class A Shares	15
Janus Adviser High-Yield Fund – Class C Shares	10
Janus Adviser High-Yield Fund – Class I Shares	1
Janus Adviser High-Yield Fund – Class R Shares	7
Janus Adviser High-Yield Fund – Class S Shares	7

For the six-month period ended January 31, 2008, Janus Capital assumed $18,230 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. As a result, no fees were allocated to Janus Adviser Floating Rate High Income Fund or Janus Adviser High-Yield Fund. Additionally, all future non-recurring costs will be allocated to the Portfolios based upon the Portfolios' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $83,430 was paid by the Trust during the six-month period ended January 31, 2008. Each Fund's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of January 31, 2008 on the Statement of Assets and Liabilities as an asset, "Non-interested Trustees' deferred compensation," and a liability, "Non-interested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended January 31, 2008 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended January 31, 2008.

Class A Shares may include a contingent deferred sales charge of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. During the six-month period ended January 31, 2008, redeeming shareholders of Class A Shares paid the following contingent deferred sales charges:

Fund (Class A Shares)	Contingent Deferred Sales Charge
Janus Adviser Flexible Bond Fund	$10

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share.

54 Janus Adviser Series January 31, 2008

During the six-month period ended January 31, 2008, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Fund (Class C Shares)	Contingent Deferred Sales Charge
Bond
Janus Adviser Flexible Bond Fund	$176
Janus Adviser High-Yield Fund	508
Money Market
Janus Adviser Money Market Fund	508

Class A Shares include a 4.75% upfront sales charge of the offering price for the Bond Funds. Janus Adviser Money Market Fund does not have an upfront sales charge. The sales charge is allocated between Janus Distributors and financial intermediaries.

During the six-month period ended January 31, 2008, Janus Distributors retained the following upfront sales charges:

Fund (Class A Shares)	Upfront Sales Charge
Bond
Janus Adviser Flexible Bond Fund	$1,206
Janus Adviser High-Yield Fund	649

A 2.00% redemption fee may be imposed on Class I Shares, Class R Shares and Class S Shares of Janus Adviser High Yield Fund and Class I Shares and Class S Shares of Janus Adviser Floating Rate High Income Fund held for three months or less. Effective for shares purchased on or after February 15, 2008, the period during which a redemption fee may apply will change from three months or less to 90 days or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in-Capital. No redemption fees were received by the Funds for the six-month period ended January 31, 2008.

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Janus Capital invested and/or redeemed initial seed capital during the six-month period ended January 31, 2008, as indicated in the table below.

Fund	Seed Capital at 7/31/2007	Purchases	Date of Purchases	Redemptions	Date of Redemptions	Seed Capital at 1/31/2008
Bond
Janus Adviser Flexible Bond Fund – Class I Shares	$100,000	$–	–	$–	–	$100,000
Janus Adviser Flexible Bond Fund – Class R Shares	100,000	–	–	–	–	100,000
Janus Adviser Floating Rate High Income Fund – Class A Shares	1,250,000	–	–	–	–	1,250,000
Janus Adviser Floating Rate High Income Fund – Class C Shares	1,250,000	–	–	–	–	1,250,000
Janus Adviser Floating Rate High Income Fund – Class I Shares	1,250,000	–	–	–	–	1,250,000
Janus Adviser Floating Rate High Income Fund – Class S Shares	1,250,000	–	–	–	–	1,250,000
Janus Adviser High-Yield Fund – Class A Shares	533,629	–	–	–	–	533,629
Janus Adviser High-Yield Fund – Class C Shares	625,000	–	–	–	–	625,000
Janus Adviser High-Yield Fund – Class I Shares	100,000	–	–	–	–	100,000
Janus Adviser High-Yield Fund – Class R Shares	625,000	–	–	–	–	625,000
Janus Adviser High-Yield Fund – Class S Shares	625,000	–	–	–	–	625,000

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended January 31, 2008, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

Fund	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 1/31/08
Janus Institutional Cash Management Fund - Institutional Shares
Bond
Janus Adviser Flexible Bond Fund	$9,699,644	$6,941,394	$26,064	$2,758,250
Janus Adviser High-Yield Fund	819,111	434,851	4,843	493,373
	$10,518,755	$7,376,245	$30,907	$3,251,623
Janus Institutional Money Market Fund - Institutional Shares
Bond
Janus Adviser Flexible Bond Fund	$13,395,852	$13,323,102	$18,916	$1,585,750
Janus Adviser High-Yield Fund	1,775,266	1,906,149	5,263	92,216
	$15,171,118	$15,229,251	$24,179	$1,677,966

Janus Adviser Series January 31, 2008 55

Notes to Financial Statements (unaudited) (continued)

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of January 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Bond
Janus Adviser Flexible Bond Fund	62,620,092	1,694,107	(252,877)	1,441,230
Janus Adviser Floating Rate High Income Fund	4,932,969	981	(334,826)	(333,845)
Janus Adviser High-Yield Fund	3,557,516	11,160	(168,829)	(157,669)
Money Market
Janus Adviser Money Market Fund	12,280,796	–	–	–

Net capital loss carryovers as of July 31, 2007 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
for the year ended July 31, 2007

Fund	July 31, 2014	July 31, 2015	Accumulated Capital Losses
Bond
Janus Adviser Flexible Bond Fund	$(76,899)	$(880,116)	$(957,015)
Janus Adviser Floating Rate High Income Fund	–	–	–
Janus Adviser High-Yield Fund	–	–	–
Money Market
Janus Adviser Money Market Fund	–	–	–

56 Janus Adviser Series January 31, 2008

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Janus Adviser Series January 31, 2008 57

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Funds that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended January 31, 2008 (unaudited)
and for each fiscal year or period ended July 31

	Class A Shares						Class C Shares								Class I Shares
Fund	2008(1)	2007(1)		2006(1)	2005(1)		2008(1)	2007(1)		2006(1)	2005(1)	2004(1)	2003		2008(1)	2007(1)		2006(1)
Bond
Janus Adviser Flexible Bond Fund	1.31%	1.19%		1.43%	1.02	%(2)	2.11%	1.93%		1.88%	1.84%	1.80%	1.81	%(3)	1.06%	0.90%		1.10	%(4)
Janus Adviser Floating Rate High Income Fund	5.33%	8.40	%(5)	N/A	N/A		6.11%	9.10	%(5)	N/A	N/A	N/A	N/A		5.23%	7.72	%(5)	N/A
Janus Adviser High-Yield Fund	6.52%	6.49%		11.08%	N/A		7.34%	7.22%		12.24%	N/A	N/A	N/A		6.33%	6.17%		7.69	%(4)
Money Market
Janus Adviser Money Market Fund	1.72%	1.94%		2.41%	1.59	%(2)	2.91%	2.65%		3.44%	2.22%	1.82%	1.93	%(3)	N/A	N/A		N/A

  (1)  The effect of non-recurring costs assumed by Janus Capital Management LLC (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements for all Funds, except Janus Adviser Floating Rate High Income Fund and Janus Adviser High-Yield Fund, and was less than 0.01%.

  (2)  Period from September 30, 2004 (inception date) through July 31, 2005.

  (3)  Period from September 30, 2002 (inception date) through July 31, 2003.

  (4)  Period from November 28, 2005 (inception date of Class I Shares) through July 31, 2006.

  (5)  Period from April 2, 2007 (commencement of investments) through July 31, 2007. The table includes financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).

58 Janus Adviser Series January 31, 2008

	Class R Shares					Class S Shares
Fund	2008(1)	2007(1)	2006(1)	2005(1)		2008(1)	2007(1)		2006(1)	2005(1)	2004(1)	2003
Bond
Janus Adviser Flexible Bond Fund	1.79%	1.65%	1.75%	1.49	%(2)	1.55%	1.40%		1.48%	1.24%	1.30%	1.33%
Janus Adviser Floating Rate High Income Fund	N/A	N/A	N/A	N/A		5.53%	8.52	%(5)	N/A	N/A	N/A	N/A
Janus Adviser High-Yield Fund	7.05%	6.99%	11.98%	N/A		6.80%	6.74%		11.58%	N/A	N/A	N/A
Money Market
Janus Adviser Money Market Fund	N/A	N/A	N/A	N/A		2.26%	2.04%		2.44%	1.79%	1.53%	1.35%

Janus Adviser Series January 31, 2008 59

Notes to Financial Statements (unaudited) (continued)

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended January 31, 2008 (unaudited) and the fiscal year or period ended July 31, 2007	Janus Adviser Flexible Bond Fund		Janus Adviser Floating Rate High Income Fund		Janus Adviser High-Yield Fund
(all numbers in thousands)	2008	2007	2008	2007(1)	2008	2007
Transactions in Fund Shares – Class A Shares
Shares sold	582	104	–	125	36	52
Reinvested dividends and distributions	8	3	5	2	3	5
Shares repurchased	(112)	(67)	–	–	(56)	(13)
Net Increase/(Decrease) in Fund Shares	478	40	5	127	(17)	44
Shares Outstanding, Beginning of Period	125	85	127	–	130	86
Shares Outstanding, End of Period	603	125	132	127	113	130
Transactions in Fund Shares – Class C Shares
Shares sold	170	153	8	129	2	23
Reinvested dividends and distributions	5	10	4	2	2	5
Shares repurchased	(57)	(170)	–	–	(6)	–
Net Increase/(Decrease) in Fund Shares	118	(7)	12	131	(2)	28
Shares Outstanding, Beginning of Period	375	382	131	–	96	68
Shares Outstanding, End of Period	493	375	143	131	94	96
Transactions in Fund Shares – Class I Shares
Shares sold	75	8	25	153	–	9
Reinvested dividends and distributions	1	–	6	3	–	1
Shares repurchased	(67)	–	(5)	–	–	–
Net Increase/(Decrease) in Fund Shares	9	8	26	156	–	10
Shares Outstanding, Beginning of Period	9	1	156	–	11	1
Shares Outstanding, End of Period	18	9	182	156	11	11
Transactions in Fund Shares – Class R Shares
Shares sold	1	12	N/A	N/A	–	–
Reinvested dividends and distributions	–	–	N/A	N/A	2	5
Shares repurchased	–	–	N/A	N/A	–	–
Net Increase/(Decrease) in Fund Shares	1	12	N/A	N/A	2	5
Shares Outstanding, Beginning of Period	13	1	N/A	N/A	71	66
Shares Outstanding, End of Period	14	13	N/A	N/A	73	71
Transactions in Fund Shares – Class S Shares
Shares sold	1,187	1,079	–	129	–	–
Reinvested dividends and distributions	63	153	5	2	3	5
Shares repurchased	(1,394)	(1,436)	–	–	–	–
Net Increase/(Decrease) in Fund Shares	(144)	(204)	5	131	3	5
Shares Outstanding, Beginning of Period	3,334	3,538	131	–	71	66
Shares Outstanding, End of Period	3,190	3,334	136	131	74	71

  (1)  Period from April 2, 2007 (commencement of investments) through July 31, 2007. The table includes financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).

60 Janus Adviser Series January 31, 2008

For the six-month period ended January 31, 2008 (unaudited) and the fiscal year ended July 31, 2007	Janus Adviser Money Market Fund
(all numbers in thousands)	2008	2007
Transactions in Fund Shares – Class A Shares
Shares sold	964	332
Reinvested dividends and distributions	10	12
Shares repurchased	(419)	(393)
Net Increase/(Decrease) in Fund Shares	555	(49)
Shares Outstanding, Beginning of Period	147	196
Shares Outstanding, End of Period	702	147
Transactions in Fund Shares – Class C Shares
Shares sold	1,786	501
Reinvested dividends and distributions	12	15
Shares repurchased	(839)	(526)
Net Increase/(Decrease) in Fund Shares	959	(10)
Shares Outstanding, Beginning of Period	221	231
Shares Outstanding, End of Period	1,180	221
Transactions in Fund Shares – Class S Shares
Shares sold	3,812	9,943
Reinvested dividends and distributions	236	478
Shares repurchased	(5,159)	(8,813)
Net Increase/(Decrease) in Fund Shares	(1,111)	1,608
Shares Outstanding, Beginning of Period	11,486	9,878
Shares Outstanding, End of Period	10,375	11,486

Janus Adviser Series January 31, 2008 61

Notes to Financial Statements (unaudited) (continued)

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended January 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Bond
Janus Adviser Flexible Bond Fund	$9,011,355	$6,982,068	$21,775,190	$21,838,049
Janus Adviser Floating Rate High Income Fund(1)	2,789,721	2,863,276	–	–
Janus Adviser High-Yield Fund	1,992,592	2,283,850	–	–

(1)  Period from April 2, 2007 (commencement of investments) through July 31, 2007. The table includes financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders (See Note 1).

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar

62 Janus Adviser Series January 31, 2008

market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Adviser Series January 31, 2008 63

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Adviser Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the five Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2008 through February 1, 2009 (January 1, 2008 through January 1, 2009 for Janus Adviser INTECH Risk-Managed Core Fund, and excluding those Funds whose agreements are already in effect for an initial term through February 1, 2009), subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Funds whose performance lagged that of the median of their peers for certain periods, the quality of those services had been

64 Janus Adviser Series January 31, 2008

consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the investment performance of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Funds effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Funds to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by

Janus Adviser Series January 31, 2008 65

Additional Information (unaudited) (continued)

each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds declined in the past few years, those Funds benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain share classes of the Funds for services provided. They also considered Janus Capital's past and proposed use of commissions paid by Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Funds and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Fund to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They also concluded that Janus Capital benefits from the receipt of proprietary and third-party research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, was in the best interest of the respective Funds and their shareholders.

66 Janus Adviser Series January 31, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each class of a Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Distributors LLC and reflects a Fund's subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2007. or estimates for the initial fiscal year. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing written options contracts follows each Fund's Schedule of Investments (if applicable). Written options contracts are contracts that obligate to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

Janus Adviser Series January 31, 2008 67

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value ("NAV") for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses

68 Janus Adviser Series January 31, 2008

during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the asset size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Adviser Series January 31, 2008 69

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Funds distributed by Janus Distributors LLC (3/08)

C-0308-023  108-24-200 03-08

2008 Semiannual Report

Janus Adviser Series

Growth & Core

Janus Adviser Large Cap Growth Fund

Janus Adviser Forty Fund

Janus Adviser Orion Fund

Janus Adviser Mid Cap Growth Fund

Janus Adviser Small-Mid Growth Fund

Janus Adviser Growth and Income Fund

Janus Adviser Fundamental Equity Fund

Janus Adviser Contrarian Fund

Janus Adviser Balanced Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics
    and holdings

Janus Adviser Series

Useful Information About Your Fund Report	1

Management Commentaries and Schedules of Investments

Growth & Core

Large Cap Growth Fund	2

Forty Fund	11

Orion Fund	18

Mid Cap Growth Fund	27

Small-Mid Growth Fund	37

Growth and Income Fund	45

Fundamental Equity Fund	54

Contrarian Fund	63

Balanced Fund	72

Statements of Assets and Liabilities	84

Statements of Operations	86

Statements of Changes in Net Assets	88

Financial Highlights	90

Notes to Schedules of Investments	115

Notes to Financial Statements	118

Additional Information	137

Explanations of Charts, Tables and Financial Statements	140

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was January 31, 2008. As the investing environment changes, so could the managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from August 1, 2007 to January 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Fund's total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least December 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees (where applicable). Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series January 31, 2008 1

Janus Adviser Large Cap Growth Fund (unaudited)

Fund Snapshot

This fund invests primarily in common stocks of larger, more established companies singled out for their growth potential. In addition, we focus on companies that exhibit "smart growth" meaning we place greater emphasis on sustainable and repeatable growth than the pace at which the company grows.

Jonathan Coleman

lead co-portfolio manager

Daniel Riff

co-portfolio manager

Performance Review

For the six-month period ended January 31, 2008, Janus Adviser Large Cap Growth Fund's Class S Shares returned (0.81)%, outperforming the Fund's primary benchmark, the Russell 1000® Growth Index, which returned (3.15)%. The Fund also outperformed its secondary benchmark, the S&P 500® Index, which returned (4.32)%.

Economic Summary

Equity markets worldwide began and ended the six-month period ended January 31, 2008 on a volatile note amid concerns over the subprime-related turmoil in the credit markets and the uncertain near-term outlook for the U.S. economy and corporate profit growth. U.S. equity markets managed to recover from the first round of credit market problems, hitting record highs in mid-October as central banks around the world injected liquidity and the U.S. Federal Reserve (Fed) began to lower its target interest rate. But profit warnings, larger-than-expected asset value charge-offs related to subprime mortgages and evidence that credit markets were still struggling to return to normal helped to quickly turn sentiment negative. Through all of this, domestic stock prices were led lower by small cap issues while growth-oriented names outperformed their value counterparts. Economically sensitive areas of the market, like financials and consumer discretionary, weighed on the markets while somewhat defensive sectors, such as utilities and consumer staples, turned in modest gains.

As January came to a close, many issues supporting equity prices were fading. While domestic valuations were still believed to be reasonable, particularly with interest rates at multi-year lows, mixed signals on the U.S. consumer and slowing earnings momentum were becoming a greater concern. Adding to investor anxiety was the slowing growth in the labor market. January's payroll numbers were weaker than expected, suggesting that one pillar of strength for the economy may be starting to feel the impact of the housing slowdown and subsequent credit market turmoil. In the end, questions remained surrounding the magnitude of slowing growth in the U.S. and whether the rest of the world would follow suit.

Outperformance Was Broad Across Many Sectors

Looking more closely at the Fund, sectors that contributed most to outperformance included materials, energy and consumer staples.

Within materials, our agricultural holdings continued to do well. Monsanto made the single largest contribution to performance for the period. Monsanto posted decent gains aided by healthy sales of its genetically modified seeds. Another strong agricultural holding was Syngenta, a Swiss-based leader in crop protection, which has been supported by higher commodity prices for corn and soybeans. Syngenta's business has been experiencing improving fundamentals in the Brazilian market as more acreage is planted.

Integrated oil company Hess Corp. was a top performer in the energy sector. We added to the position during the period based on an impressive number of exploitable opportunities around the globe that the company has in its pipeline. We believe the price of the stock does not fully reflect the upside potential of these projects.

Detractors from Performance

Many holdings within the financials sector detracted from performance during the period. Concerns about subprime exposure and the subsequent credit crunch that occurred this past summer weighed on the market in the second half of the year. Investment banks like Merrill Lynch, UBS, and JPMorgan Chase all came under pressure as investors avoided areas of the market with potential exposure to subprime mortgages. Indeed, recent write-downs, such as those at Merrill Lynch and others, have been larger than expected as banks have been forced to mark-to-market, or determine the current market value for their deteriorating mortgage portfolios.

Home mortgage provider Fannie Mae lost ground after it announced non-cash mark-to-market charges on its retained portfolio due to Generally Accepted Accounting Principals (GAAP) accounting regulations. Given the ongoing risk of

2 Janus Adviser Series January 31, 2008

(unaudited)

mortgage defaults and Fannie Mae's accounting restrictions, we chose to exit the position.

Another stock that declined in the period was Nordstrom in the consumer discretionary sector. The department store leader lowered guidance due to slower store traffic. We remain constructive on the name, given the high free cash flow generation of the business model, its under-penetrated store base and flexible product offering. As such, we added to the position.

KLA-Tencor also detracted during the period. KLA-Tencor, a manufacturer of yield management solutions and process monitoring systems for the semiconductor industry, was hurt by soft semiconductor orders and concerns about an economic slowdown.

At the end of the period the Fund was overweight in the financials and materials sectors as compared to the primary benchmark, while underweight in the information technology, health care and consumer discretionary sectors.

Other Changes to the Fund

We added compelling new stocks to the Fund during the period. For example, we purchased InBev, the world's leading brewer by volume. We view InBev as a stable and predictable business model with global exposure, run by a seasoned management team with a track record of creating value for shareholders. We were attracted to the company's growth potential, financial discipline and free cash flow generation.

We exited consumer stocks like Best Buy and Whole Foods Markets to reduce our exposure to consumer spending. We added to our News Corp. position, which we believe has an attractive risk/reward profile. We trimmed names like Boeing and Precision Castparts, and sold names like EMC, in order to harvest gains.

Outlook

With U.S. equity markets struggling for much of the time period, the investment team will continue to closely monitor several factors for directional cues. The U.S. labor market remains a key component to determining the outlook for the U.S. consumer given the weak housing sector and tightening credit conditions. We will also be monitoring conditions in the credit markets for signs of further deterioration. Finally, as "bottom-up" fundamental investors, we will continue to watch the future path of corporate earnings, credit conditions, liquidity, and the balance sheet health of our individual holdings in an effort to determine whether current valuations represent an attractive risk/reward profile. As always, we will emphasize bottom-up company analysis as our primary tool in our quest to add value for shareholders.

There is rising concern about an economic slowdown in the U.S. economy. We aim to construct an all-weather Fund that seeks to perform well in up markets and preserve capital in down markets. Given the macro economic concern, we have added what we believe are more predictable business models to the Fund in areas like health care and consumer staples.

Manager Change

The Fund's previous manager, David Corkins, retired from Janus as of November 1, 2007 and I assumed lead Portfolio Management responsibilities. I also serve as Co-Chief Investment Officer and am a 13-year Janus veteran. I am joined by Dan Riff, Co-Portfolio Manager. Similar to David, we invest in large cap companies that we believe have solid business models, strong cash flows, and high returns on invested capital. Therefore, you should not expect significant changes to the management of the Fund.

Thank you for your investment in Janus Adviser Large Cap Growth Fund.

Janus Adviser Series January 31, 2008 3

Janus Adviser Large Cap Growth Fund (unaudited)

Janus Adviser Large Cap Growth Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Monsanto Co.	1.06%
Hess Corp.	0.84%
Syngenta A.G.	0.66%
Research In Motion, Ltd. (U.S. Shares)	0.33%
Procter & Gamble Co.	0.30%

5 Largest Detractors from Performance – Holdings

Contribution
Fannie Mae	(0.57)%
KLA-Tencor Corp.	(0.42)%
Boeing Co.	(0.40)%
Nordstrom, Inc.	(0.37)%
Microsoft Corp.	(0.34)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Materials	1.65%	6.23%	3.25%
Energy	1.00%	6.20%	8.37%
Consumer Staples	0.88%	11.22%	10.10%
Telecommunication Services	0.12%	2.86%	0.76%
Health Care	0.00%	12.59%	16.05%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Financials	(1.51)%	12.42%	7.06%
Industrials	(0.80)%	11.99%	12.96%
Information Technology	(0.67)%	23.38%	27.78%
Consumer Discretionary	(0.42)%	9.83%	12.18%
Utilities	(0.18)%	3.28%	1.49%

4 Janus Adviser Series January 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2008

InBev N.V. Brewery	4.3%
Microsoft Corp. Applications Software	4.1%
CVS/Caremark Corp. Retail - Drug Store	3.6%
Hess Corp. Oil Companies - Integrated	3.2%
Exxon Mobil Corp. Oil Companies - Integrated	2.8%
18.0%

Asset Allocation – (% of Net Assets)

As of January 31, 2008

Emerging markets comprised 3.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2008	As of July 31, 2007

Janus Adviser Series January 31, 2008 5

Janus Adviser Large Cap Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2008									Expense Ratios – for the fiscal year ended July 31, 2007
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Large Cap Growth Fund - Class A Shares									1.01%	0.92	%(a)
NAV	(0.65)%	4.30%		10.99%		4.48%		8.10%
MOP	(6.38)%	(1.69)%		9.89%		3.95%		7.96%
Janus Adviser Large Cap Growth Fund - Class C Shares									1.79%	1.66	%(a)
NAV	(1.03)%	3.48%		10.45%		3.81%		7.47%
CDSC	(2.02)%	2.44%
Janus Adviser Large Cap Growth Fund - Class I Shares	(0.54)%	4.53%		10.99%		4.48%		8.10%	0.76%	0.66	%(b)
Janus Adviser Large Cap Growth Fund - Class R Shares	(0.92)%	3.74%		10.73%		4.21%		7.95%	1.51%	1.41	%(c)
Janus Adviser Large Cap Growth Fund - Class S Shares	(0.81)%	3.99%		10.99%		4.48%		8.10%	1.26%	1.16	%(c)
Russell 1000® Growth Index	(3.15)%	0.51%		10.84%		2.69%		8.34%
S&P 500® Index	(4.32)%	(2.31)%		12.04%		5.14%		9.89%
Lipper Quartile - Class S Shares	–	2	nd	2	nd	2	nd	N/A**
Lipper Ranking - Class S Shares based on total returns for Large-Cap Growth Funds	–	194/726		174/521		90/243		N/A**

  Visit janus.com/info to view up-to-date performance
  and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

6 Janus Adviser Series January 31, 2008

(unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Large Cap Growth Portfolio of Janus Aspen Series (the "Predecessor Fund") into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

May 1, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Effective November 1, 2007, Jonathan Coleman, CFA is lead Portfolio Manager and Daniel Riff is Co-Portfolio Manager of Janus Adviser Large Cap Growth Fund.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The predecessor Fund's inception date - September 13, 1993

**The Lipper ranking for the Fund's S Shares is not available.

Janus Adviser Series January 31, 2008 7

Janus Adviser Large Cap Growth Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$993.50	$4.56
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.62
Expense Example - Class C Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$989.70	$8.25
Hypothetical (5% return before expenses)	$1,000.00	$1,016.84	$8.36
Expense Example - Class I Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$994.60	$3.31
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.35
Expense Example - Class R Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$990.80	$7.11
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.20
Expense Example - Class S Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$991.90	$5.81
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.89

*Expenses are equal to the annualized expense ratio of 0.91% for Class A Shares, 1.65% for Class C Shares, 0.66% for Class I Shares, 1.42% for Class R Shares and 1.16% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

8 Janus Adviser Series January 31, 2008

Janus Adviser Large Cap Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Common Stock - 97.8%
Aerospace and Defense - 2.2%
8,285	Boeing Co.	$689,146
55,100	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	2,391,340
11,425	Lockheed Martin Corp.	1,232,986
		4,313,472
Agricultural Chemicals - 3.5%
29,100	Monsanto Co.	3,272,004
13,908	Syngenta A.G.	3,669,255
		6,941,259
Apparel Manufacturers - 1.1%
161,200	Esprit Holdings, Ltd.	2,096,464
Applications Software - 4.1%
249,505	Microsoft Corp.	8,133,863
Audio and Video Products - 1.8%
74,185	Sony Corp.**.	3,547,576
Beverages - Non-Alcoholic - 0.5%
15,465	Coca-Cola Co.	915,064
Brewery - 4.3%
104,259	InBev N.V.**	8,585,381
Casino Hotels - 1.0%
181,817	Crown, Ltd.*	1,899,510
Cellular Telecommunications - 1.1%
35,900	America Movil S.A. de C.V. - Series L (ADR)	2,150,769
Chemicals - Diversified - 3.0%
38,305	Bayer A.G.**.	3,169,111
10,795	K+S A.G.**.	2,755,066
		5,924,177
Commercial Services - Finance - 0.9%
81,295	Western Union Co.	1,821,008
Computers - 5.0%
17,005	Apple, Inc.*	2,301,797
85,735	Dell, Inc.*	1,718,129
66,365	Hewlett-Packard Co.	2,903,468
30,550	Research In Motion, Ltd. (U.S. Shares)*	2,868,034
		9,791,428
Cosmetics and Toiletries - 2.2%
40,920	Avon Products, Inc.	1,433,018
42,624	Procter & Gamble Co.	2,811,053
		4,244,071
Data Processing and Management - 0.5%
30,150	Paychex, Inc.	986,508
Diversified Operations - 3.6%
202,000	China Merchants Holdings International Company, Ltd.	982,186
23,040	Danaher Corp.	1,715,328
24,610	General Electric Co.	871,440
4,965	Ingersoll-Rand Co. - Class A	196,217
25,895	Siemens A.G.**,#.	3,369,278
		7,134,449
Electric - Generation - 1.7%
175,660	AES Corp.*	3,351,593

Shares or Principal Amount		Value
Electric Products - Miscellaneous - 2.2%
42,630	Emerson Electric Co.	$2,167,309
128,000	Sharp Corp.**	2,209,955
		4,377,264
Electronic Components - Semiconductors - 0.6%
36,790	Texas Instruments, Inc.	1,137,915
Electronic Measuring Instruments - 0.5%
5,000	Keyence Corp.**	1,065,614
Enterprise Software/Services - 1.5%
148,325	Oracle Corp.*	3,048,079
Entertainment Software - 0.6%
25,725	Electronic Arts, Inc.*	1,218,593
Finance - Credit Card - 1.0%
39,545	American Express Co.	1,950,359
Finance - Investment Bankers/Brokers - 2.6%
77,140	JP Morgan Chase & Co.	3,668,007
96,000	Nomura Holdings, Inc.**	1,407,752
		5,075,759
Finance - Other Services - 0.9%
2,855	CME Group, Inc.	1,766,960
Food - Retail - 1.0%
236,560	Tesco PLC**	1,973,446
Forestry - 1.3%
38,735	Weyerhaeuser Co.*	2,623,134
Independent Power Producer - 1.6%
83,150	NRG Energy, Inc.*	3,208,759
Investment Management and Advisory Services - 0.6%
25,285	T. Rowe Price Group, Inc.	1,279,168
Life and Health Insurance - 0.5%
343,644	Sanlam, Ltd.	902,537
Medical - Biomedical and Genetic - 4.5%
23,310	Amgen, Inc.*	1,086,013
66,410	Celgene Corp.*	3,726,266
27,375	Genentech, Inc.*	1,921,451
28,265	Genzyme Corp.*	2,208,344
		8,942,074
Medical - Drugs - 3.7%
9,745	Forest Laboratories, Inc.*	387,559
61,330	Merck & Company, Inc.	2,838,352
22,616	Roche Holding A.G.	4,098,679
		7,324,590
Medical - HMO - 4.0%
73,972	Coventry Health Care, Inc.*	4,185,336
71,125	UnitedHealth Group, Inc.	3,615,995
		7,801,331
Medical Instruments - 0.3%
12,555	Medtronic, Inc.	584,686
Metal Processors and Fabricators - 0.7%
12,370	Precision Castparts Corp.	1,407,706
Multi-Line Insurance - 0.7%
24,920	American International Group, Inc.	1,374,587
Multimedia - 1.6%
170,535	News Corporation, Inc. - Class A	3,223,112
Networking Products - 2.0%
161,259	Cisco Systems, Inc.*	3,950,846

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 9

Janus Adviser Large Cap Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - 0.7%
21,050	Occidental Petroleum Corp.#	$1,428,664
Oil Companies - Integrated - 6.1%
65,010	Exxon Mobil Corp.	5,616,864
70,115	Hess Corp.	6,368,544
		11,985,408
Real Estate Operating/Development - 0.7%
352,000	Hang Lung Properties, Ltd.	1,407,554
Reinsurance - 1.4%
614	Berkshire Hathaway, Inc. - Class B*	2,793,700
Retail - Apparel and Shoe - 1.5%
78,540	Nordstrom, Inc.	3,055,206
Retail - Drug Store - 3.7%
185,597	CVS/Caremark Corp.	7,251,275
Retail - Office Supplies - 1.3%
104,325	Staples, Inc.	2,497,541
Semiconductor Components/Integrated Circuits - 1.6%
117,095	Marvell Technology Group, Ltd.*	1,389,918
936,370	Taiwan Semiconductor Manufacturing Company, Ltd.	1,782,818
		3,172,736
Semiconductor Equipment - 1.4%
65,495	KLA-Tencor Corp.	2,736,381
Telecommunication Equipment - Fiber Optics - 2.0%
165,960	Corning, Inc.	3,994,657
Telecommunication Services - 0.7%
43,585	NeuStar, Inc. - Class A*	1,294,910
Tobacco - 1.5%
38,070	Altria Group, Inc.	2,886,467
Toys - 1.0%
99,520	Mattel, Inc.	2,090,915
Transportation - Railroad - 0.3%
12,600	Canadian National Railway Co. (U.S. Shares)	635,166
Transportation - Services - 2.5%
44,690	C.H. Robinson Worldwide, Inc.	2,482,083
34,355	United Parcel Service, Inc. - Class B	2,513,411
		4,995,494
Web Portals/Internet Service Providers - 1.5%
5,405	Google, Inc. - Class A*	3,050,042
Wireless Equipment - 1.0%
53,870	Crown Castle International Corp.*	1,949,555
Total Common Stock (cost $171,956,072)		193,298,782
Corporate Bonds - 0.3%
Electric - Integrated - 0.3%
$250,000	Energy Future Holdings, 10.875% company guaranteed notes due 11/1/17 (144A)	247,500
430,000	TXU Energy Co. LLC, 10.25% company guaranteed notes due 11/1/15 (144A)	422,475
Total Corporate Bonds (cost $680,000)		669,975

Shares or Principal Amount		Value
Equity-Linked Structured Notes - 0.5%
Finance - Investment Bankers/Brokers - 0.5%
22,490	Morgan Stanley Co., convertible (Gilead Sciences, Inc.), 0% (144A)§ (cost $946,154)	$1,011,375
Money Markets - 1.2%
1,294,504	Janus Institutional Cash Management Fund - Institutional Shares, 3.95%	1,294,504
975,500	Janus Institutional Money Market Fund - Institutional Shares, 3.81%	975,500
Total Money Markets (cost $2,270,004)		2,270,004
Other Securities - 1.0%
	Time Deposits† (cost $2,021,250)	2,021,250
Total Investments (total cost $177,873,480) – 100.8%		199,271,386
Liabilities, net of Cash, Receivables and Other Assets – (0.8)%		(1,697,922)
Net Assets – 100%		$197,573,464

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$1,899,510	0.9%
Belgium	8,585,381	4.3%
Bermuda	3,682,599	1.9%
Brazil	2,391,340	1.2%
Canada	3,503,200	1.8%
Germany	9,293,455	4.7%
Hong Kong	2,389,740	1.2%
Japan	8,230,897	4.1%
Mexico	2,150,769	1.1%
South Africa	902,537	0.4%
Switzerland	7,767,934	3.9%
Taiwan	1,782,818	0.9%
United Kingdom	1,973,446	1.0%
United States††	144,717,760	72.6%
Total	$199,271,386	100.0%

††Includes Short-Term Securities and Other Securities (70.5% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S.$	Unrealized Gain/(Loss)
British Pound 5/14/08	345,000	$681,325	$16,112
Euro 4/16/08	175,000	259,503	(10,919)
Euro 5/2/08	1,110,000	1,644,973	3,155
Japanese Yen 4/16/08	48,000,000	453,704	(37,612)
Total		$3,039,505	$(29,264)

See Notes to Schedules of Investments and Financial Statements.
10 Janus Adviser Series January 31, 2008

Janus Adviser Forty Fund (unaudited)

Fund Snapshot

This high conviction fund invests primarily in companies we believe have sustainable businesses with large addressable markets that trade at attractive valuations.

Ron Sachs

portfolio manager

This is my first letter as portfolio manager of Janus Adviser Forty Fund. I took over the Fund on January 1, 2008, so credit for the strong performance through the period ended December 31, 2007 belongs to my predecessor and the team of Janus analysts, not me. For the six-month period ended January 31, 2008, Janus Adviser Forty Fund's Class S Shares returned 10.71% versus a return of (3.15)% for the Fund's primary benchmark, the Russell 1000® Growth Index. The Fund's secondary benchmark, the S&P 500® Index, returned (4.32)% for the period. This outperformance was generated by holdings across a variety of sectors. In fact, the only sector that the Fund underperformed the primary index was financials, where an overweight position worked against the Fund.

Since I am a new manager to many of you, I thought I should spend a little time discussing my investment philosophy. First off, I share my predecessor's focus on identifying great companies that I believe can grow and compound value over the long term. When the Fund's previous portfolio manager and I managed different funds, we owned many of the same companies and leveraged the same exceptional team of research analysts. I believe in making the best long-term investment ideas big positions, which normally leads to a concentrated portfolio in terms of the number of positions held in the Fund, and to a low-turnover portfolio due to the length of time we typically hold these select names. I believe protecting the Fund against the downside is critical to delivering long-term results. One key to both downside protection and long-term value creation is identifying the strength and sustainability of a company's barriers to competition, popularly referred to as a company's "competitive moat." I also believe a focus on valuation is key. I adjust position sizes in the Fund in response to the risk-reward tradeoff we identify based on our valuation work. Finally, I avoid making sector or macro-economic 'bets.' I look to build a portfolio of companies that I believe can deliver growth in any economic environment and I spend time thinking about the Fund's overall exposures to sector headwinds and exogenous economic events. I feel this approach helps deliver more consistent performance than some might expect in a portfolio that is invested in 20-40 positions.

What Went Right

Janus' conviction in a number of the Fund's bigger holdings drove outperformance. Potash Corporation of Saskatchewan, the world's largest miner of potash, was a standout performer. We believe that this company is extremely well positioned to deliver pricing and volume growth for many years as demands for agricultural commodities increase over time. Potash is a rare commodity and we believe the industry dynamics and barriers to new competitors allow for a business with very strong pricing power over a multi-year cycle.

Another strong performer in the period was Research In Motion, the leading provider of e-mail services to mobile devices for both businesses and consumers. Much of the strength during the period was attributable to Research In Motion's strong penetration of consumer markets, with compelling handsets and strong support from carrier partners. Our long-term confidence in this company is based on the fact that corporations who rely on Research In Motion's BlackBerry Enterprise Server tend to be extremely "sticky" customers who generate a recurring monthly revenue stream for the company. It is proving extremely difficult for competitors to challenge the moat that the BlackBerry Enterprise Server has created for Research In Motion.

A third important contributor to strong performance was Hess, a leading energy exploration and production company. Hess' strong performance was primarily due to the market's realization that some of Hess' recent discoveries off the coasts of Brazil and Africa have the potential to be extremely valuable. Our analysts' ongoing conversations with management and others familiar with these geographies gave us early insight into the potential size of these finds. We continue to believe that Hess is extremely well positioned to grow its resource base and earnings because of its exciting portfolio of discoveries and prospects.

What Went Wrong

There were a few disappointments during the period as well. The biggest detractors were investment banks Merrill Lynch & Company and Bear Stearns Companies. Both of these firms suffered significant losses in the U.S. mortgage meltdown and their stocks were punished to reflect the loss in book value. We continue to hold Merrill Lynch in the belief that new management can fix problems in its investment banking and

Janus Adviser Series January 31, 2008 11

Janus Adviser Forty Fund (unaudited)

trading units, and because we believe Merrill Lynch's wealth management business is a powerful franchise with increasingly recurring revenues and great long-term growth drivers.

Another detractor from performance in the period was Celgene, a biopharmaceutical company focused on cancer and inflammatory diseases. Celgene was down primarily on investor concerns that a competing product's strong study results would cause market share to shift from Celgene to the competitor. Celgene has been a long-term holding and our analysts' conversations with prominent physicians gave us confidence that Celgene's position in the market remains secure.

Outlook

There have been some changes to the Fund. I have used the first weeks as portfolio manager to add some new positions we are particularly excited about, eliminate some positions that do not fit with my investment philosophy and adjust some position sizes to reflect the risk-reward tradeoffs as I view them.

Looking forward, I will continue to focus on individual company fundamentals and build a Fund stock by stock. That said, the macroeconomic environment influences the fundamentals of every company we own and analyze. I believe the U.S. economy is already in a recession. The stock market anticipated this recession in late 2007, cutting the value of many economically sensitive stocks by 30% or more. In early 2008, the cumulative weight of evidence of a U.S. slowdown caused investors around the globe to discount the possibility that the deceleration could be severe and would drag down growth rates globally. This global panic has created some exciting buying opportunities for those of us focused on long-term company fundamentals. I am excited about the growth prospects of the companies we own.

Thank you for your investment in Janus Adviser Forty Fund. I look forward to reporting results in the future.

Janus Adviser Forty Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	5.07%
Research In Motion, Ltd. (U.S. Shares)	1.86%
Hess Corp.	1.82%
Syngenta A.G.	1.46%
Monsanto Co.	1.25%

5 Largest Detractors from Performance – Holdings

Contribution
Bear Stearns Companies, Inc.	(0.68)%
Merrill Lynch & Company, Inc.	(0.57)%
Celgene Corp.	(0.37)%
Wells Fargo & Co.	(0.37)%
Sony Corp. (ADR)	(0.33)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Materials	8.37%	18.04%	3.25%
Information Technology	2.75%	19.46%	27.78%
Energy	2.28%	12.68%	8.37%
Health Care	1.32%	19.68%	16.05%
Consumer Staples	1.12%	7.56%	10.10%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 1000® Growth Index Weighting
Financials	(1.34)%	10.38%	7.06%
Consumer Discretionary	(0.90)%	10.71%	12.18%
Industrials	(0.11)%	1.51%	12.96%
Utilities	0.00%	0.00%	1.49%
Telecommunication Services	0.00%	0.00%	0.76%

12 Janus Adviser Series January 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2008

Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	7.9%
Research In Motion, Ltd. (U.S. Shares) Computers	5.9%
Intuitive Surgical, Inc. Medical Instruments	5.5%
Google, Inc. - Class A Web Portals/Internet Service Providers	5.3%
Companhia Vale do Rio Doce (ADR) Diversified Minerals	4.3%
28.9%

Asset Allocation – (% of Net Assets)

As of January 31, 2008

Emerging markets comprised 4.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2008	As of July 31, 2007

Janus Adviser Series January 31, 2008 13

Janus Adviser Forty Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2008										Expense Ratios – for the fiscal year ended July 31, 2007
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Forty Fund - Class A Shares										1.06%	0.95	%(a)
NAV	10.85%	21.17%		17.31%		12.04%		13.70%
MOP	4.49%	14.19%		16.12%		11.47%		13.17%
Janus Adviser Forty Fund - Class C Shares										1.74%	1.71	%(a)
NAV	10.45%	20.26%		16.71%		11.48%		13.17%
CDSC	9.35%	19.06%
Janus Adviser Forty Fund - Class I Shares	11.01%	21.47%		17.31%		12.04%		13.70%		0.69%	0.69	%(b)
Janus Adviser Forty Fund - Class R Shares	10.61%	20.58%		17.04%		11.80%		13.48%		1.44%	1.44	%(c)
Janus Adviser Forty Fund - Class S Shares	10.71%	20.87%		17.31%		12.04%		13.70%		1.19%	1.19	%(c)
Russell 1000® Growth Index	(3.15)%	0.51%		10.84%		2.69%		4.69%
S&P 500® Index	(4.32)%	(2.31)%		12.04%		5.14%		6.92%
Lipper Quartile - Class S Shares	–	1	st	1	st	1	st	1	st
Lipper Ranking - Class S Shares based on total returns for Large-Cap Growth Funds	–	4/726		2/521		1/243		1/183

  Visit janus.com/info to view up-to-date performance
  and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Annual expense ratios include dividends on interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Fund sells short pay dividends or interest and the amount of such dividends or interest.

14 Janus Adviser Series January 31, 2008

(unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risk, portfolio holdings and other details.

The use of short sales may cause the Fund to have higher expenses than those of other equity funds. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team's ability to accurately anticipate the future value of a security. The Fund's losses are potentially unlimited in a short sale transaction. The Fund's use of short sales in effect leverages the Fund's portfolio. The Fund's use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Forty Portfolio of Janus Aspen Series (the "Predecessor Fund") into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization.

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

Effective January 1, 2008, Ron Sachs is Portfolio Manager of Janus Adviser Forty Fund.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The predecessor Fund's inception date - May 1, 1997

Janus Adviser Series January 31, 2008 15

Janus Adviser Forty Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,108.50	$4.88
Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.67
Expense Example - Class C Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,104.50	$8.83
Hypothetical (5% return before expenses)	$1,000.00	$1,016.74	$8.47
Expense Example - Class I Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,110.10	$3.45
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$3.30
Expense Example - Class R Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,106.10	$7.36
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.05
Expense Example - Class S Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,107.10	$6.04
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.79

*Expenses are equal to the annualized expense ratio of 0.92% for Class A Shares, 1.67% for Class C Shares, 0.65% for Class I Shares, 1.39% for Class R Shares and 1.14% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

16 Janus Adviser Series January 31, 2008

Janus Adviser Forty Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Common Stock - 86.9%
Aerospace and Defense - 1.0%
5,509,653	BAE Systems PLC	$51,323,875
Agricultural Chemicals - 14.5%
1,119,372	Monsanto Co.	125,862,188
2,872,250	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	404,642,579
801,142	Syngenta A.G.	211,359,983
		741,864,750
Agricultural Operations - 3.1%
1,319,387	Bunge, Ltd.	156,307,778
Audio and Video Products - 2.4%
2,571,950	Sony Corp. (ADR)	122,141,906
Casino Hotels - 3.4%
1,986,785	Las Vegas Sands Corp.*,#	174,181,441
Computers - 8.8%
1,108,812	Apple, Inc.*	150,088,792
3,220,467	Research In Motion, Ltd. (U.S. Shares)*	302,337,442
		452,426,234
Cosmetics and Toiletries - 2.8%
2,145,567	Procter & Gamble Co.	141,500,144
Diversified Minerals - 4.3%
7,286,580	Companhia Vale do Rio Doce (ADR)#	218,451,668
Engineering - Research and Development Services - 2.4%
4,978,594	ABB, Ltd.	124,600,966
Entertainment Software - 0.7%
815,745	Electronic Arts, Inc.*	38,641,841
Finance - Investment Bankers/Brokers - 5.4%
788,136	Goldman Sachs Group, Inc.	158,234,065
849,657	Lehman Brothers Holdings, Inc.	54,522,490
1,110,818	Merrill Lynch & Company, Inc.	62,650,135
		275,406,690
Medical - Biomedical and Genetic - 4.8%
3,260,715	Celgene Corp.*,#	182,958,719
871,397	Genentech, Inc.*	61,163,355
		244,122,074
Medical - Drugs - 2.0%
568,690	Roche Holding A.G.	103,063,219
Medical Instruments - 5.5%
1,102,947	Intuitive Surgical, Inc.*	280,148,538
Oil Companies - Exploration and Production - 5.1%
648,435	Apache Corp.	61,886,636
675,420	EOG Resources, Inc.	59,099,250
2,054,475	Occidental Petroleum Corp.	139,437,219
		260,423,105
Oil Companies - Integrated - 4.0%
2,236,930	Hess Corp.	203,180,352
Optical Supplies - 2.2%
798,515	Alcon, Inc. (U.S. Shares)#	113,389,130
Retail - Apparel and Shoe - 0.6%
617,510	Industria de Diseno Textil S.A.	30,994,145
Retail - Drug Store - 3.3%
4,263,560	CVS/Caremark Corp.	166,577,289
Retail - Major Department Stores - 0.9%
959,332	J.C. Penney Company, Inc.	45,481,930

Shares or Principal Amount		Value
Soap and Cleaning Preparations - 1.2%
1,151,250	Reckitt Benckiser PLC	$60,256,231
Therapeutics - 3.2%
3,610,025	Gilead Sciences, Inc.*,#	164,942,042
Web Portals/Internet Service Providers - 5.3%
483,317	Google, Inc. - Class A*	272,735,783
Total Common Stock (cost $3,297,329,727)		4,442,161,131
Money Markets - 12.8%
345,513,562	Janus Institutional Cash Management Fund - Institutional Shares, 3.95%	345,513,562
306,833,090	Janus Institutional Money Market Fund - Institutional Shares, 3.81%	306,833,090
Total Money Markets (cost $652,346,652)		652,346,652
Other Securities - 1.4%
67,492,247	Allianz Dresdner Daily Asset Fund†	67,492,247
3,150,221	Time Deposits†	3,150,221
Total Other Securities (cost $70,642,468)		70,642,468
Total Investments (total cost $4,020,318,847) – 101.1%		5,165,150,251
Liabilities, net of Cash, Receivables and Other Assets – (1.1)%		(53,982,386)
Net Assets – 100%		$5,111,167,865

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$156,307,778	3.0%
Brazil	218,451,668	4.2%
Canada	706,980,022	13.7%
Japan	122,141,905	2.4%
Spain	30,994,145	0.6%
Switzerland	552,413,298	10.7%
United Kingdom	111,580,106	2.2%
United States††	3,266,281,329	63.2%
Total	$5,165,150,251	100.0%

††Includes Short-Term Securities and Other Securities (49.2% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 17

Janus Adviser Orion Fund (unaudited)

Fund Snapshot

This focused growth fund invests in a small number of well-researched companies, hand-picked for their upside potential.

John Eisinger

portfolio manager

This is my first letter as manager of Janus Adviser Orion Fund. I want to start by thanking you for giving me this opportunity to manage your money. I take this responsibility very seriously and am fully committed to finding and investing in quality securities that compound value creation over the long term. For the six-month period ended January 31, 2008, the Fund's Class S Shares returned 0.85% versus (3.41)% for its primary benchmark, the Russell 3000® Growth Index.

Investment Philosophy and Process

I officially assumed management of the Fund on January 1, 2008. As this is my first communication with you I thought it would be helpful to talk about my process for managing the Fund. It will be managed very similarly to how it always has been. I believe in taking focused positions in a small number of stocks where the investment team and I have a high level of conviction. By uncovering discrepancies between current stock prices and true intrinsic value through deep, fundamental research, we seek to generate strong, risk-adjusted returns over the long term.

The Fund is a focused growth fund, which means it will typically hold between 20 to 50 stocks with at least 80% invested in the top 20 to 30 positions. Focusing on a core group of holdings is important to me because I believe that is the best way to generate alpha. The ability to invest with conviction comes from the intensive analysis our research analysts conduct. The majority of stocks that fall out of this intensive fundamental analysis, and that I am looking to own, fit into two buckets: mis-priced growth and special situations. A mis-priced growth stock results when company-driven change results in higher-than-expected free cash flow growth over the long term. A good example of this between 2004 and 2007 was computer maker Apple. Special situations are stocks that are valued in the market based on current financials rather than real asset value or business model potential. An example of this during 2006 and 2007 was information storage company EMC and their VMware subsidiary. I am looking for growth stocks in both cases where the difference – the catalyst for value creation – is more likely to be a mis-priced balance sheet asset or a subsidiary that is incorrectly valued. In both cases it is likely that the market is overly focused on short-term earnings versus our focus on the ability of the company to generate cash flow over many years.

My first month as manager of the Fund was a volatile one for the stock market. The first three weeks of January were dominated by large sell-offs and a general lack of liquidity. The Federal Reserve (Fed) intervened with an emergency 75 basis point rate cut followed by an additional 50 basis point cut in the final week of January. The rate cuts helped to stabilize the market and it ended higher than its intra-month low. My strategy throughout was to take advantage of large declines in stock prices to add to positions already owned or initiate new ones in stocks that I had previously considered too expensive to buy. I used the volatility in an effort to improve the overall quality of the Fund from a risk and return perspective.

With that in mind, I'd like to give you an example of how I applied those guidelines at the start of this year. Celgene (CELG) is a biotechnology company primarily focused on the discovery and development of cancer treatments and falls into the mis-priced growth bucket. Its main drug is called Revlimid. In October 2007, the stock traded at over $75 per share, but at the beginning of 2008 the stock was trading in the $40s based on what our research showed was incorrect analysis of short-term competitive noise and prescription trends. Based on our analysis I chose to add to the position at what I considered to be very attractive prices.

A stock that fell in the special situations bucket was Cypress Semiconductor (CY). In addition to manufacturing and selling semiconductor devices it is the majority owner of a leading solar company, SunPower (SPWR). In October 2007, CY was trading at over $40. The stock fell to under $20 on concerns about some of CY's end markets and in sympathy with the market-driven decline in SPWR. With CY's stock around $20, and based on our analysis of the value of SPWR, we were able to buy the core CY business for free.

Contributors to Performance

For the six months ended January 31, 2008, the two largest contributors to performance were Apple and Research In Motion. Apple benefited from market share gains in computers, a product cycle in iPods and the introduction of the iPhone. We trimmed our Apple position significantly at the start of the year as we believed it was fully valued which helped us lock in gains and avoid the decline in the stock year-to-date.

Research In Motion (RIMM) designs and manufacturers wireless platforms. Its main product is the BlackBerry wireless platform which enables wireless access to e-mail, phone and Internet, among other services. Our long-term thesis on the stock is that RIMM will continue to gain market share of wireless subscribers around the world in both the enterprise and consumer market segments. The stock performed well

18 Janus Adviser Series January 31, 2008

(unaudited)

over the last six months on the back of better-than-expected subscriber growth. We continued to own the stock as we expect long-term fundamentals to come in better than the stock price at period-end implied.

Detractors from Performance

The largest detractors from performance were Davide Campari – Milano and Mobile Mini. Campari is a global vendor of spirits. Estimates came down in the second half of 2007 as their purchase of the Cabo Wabo tequila brand caused them to lose their distribution deal for Tequila 1800. There is also some concern that Absolut Vodka, a competitor to several Campari brands, has been discounting prices.

Mobile Mini (MINI) provides portable storage services. Two of its largest end markets are commercial construction and retail, which have been negatively impacted by the economic slowdown and change in financing markets. It has not met my criteria for investments and as a result I have been selling it out of the Fund.

Outlook

Looking forward, I am closely watching global capacity utilization given the amount of infrastructure that has been added to the global economy over the past few years, especially in many emerging markets. I am also closely watching the credit markets. I do not believe we can fully get through this period of turmoil until we restore counterparty confidence and transparency in the broader financial markets. While there will most likely be financial services companies who do not make it through this downturn, there will probably be many more companies that emerge even stronger as they consolidate share from the weak ones. I am actively looking at increasing the Fund's exposure to this category.

Thank you for your continued investment in Janus Adviser Orion Fund.

Janus Adviser Orion Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Apple, Inc.	1.44%
Research In Motion, Ltd. (U.S. Shares)	1.26%
Intuitive Surgical, Inc.	1.04%
Hess Corp.	0.98%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.94%

5 Largest Detractors from Performance – Holdings

Contribution
Davide Campari - Milano S.P.A.	(0.79)%
Mobile Mini, Inc.	(0.55)%
Nordstrom, Inc.	(0.52)%
BM&F (Bolsa de Mercadorias e Futuros)	(0.50)%
Trimble Navigation, Ltd.	(0.48)%

5 Largest Contributors to Performance - Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 3000® Growth Index Weighting
Information Technology	1.80%	24.13%	27.38%
Materials	1.73%	4.84%	3.29%
Health Care	1.44%	13.38%	16.48%
Energy	1.04%	1.88%	8.23%
Telecommunication Services	0.64%	12.77%	0.82%

5 Largest Detractors from Performance – Sectors

		Fund Weighting	Russell 3000®
	Fund Contribution	(% of Net Assets)	Growth Index Weighting
Industrials	(2.43)%	12.29%	13.24%
Financials	(1.46)%	15.75%	7.16%
Consumer Discretionary	(0.96)%	9.77%	12.54%
Consumer Staples	(0.73)%	5.13%	9.47%
Other*	(0.01)%	0.03%	0.00%
* Industry not classified by Global Industry Classification Standard

Janus Adviser Series January 31, 2008 19

Janus Adviser Orion Fund (unaudited)

5 Largest Equity Holdings - (% of Net Assets)

As of January 31, 2008

Celgene Corp. Medical - Biomedical and Genetic	5.7%
CVS/Caremark Corp. Retail - Drug Store	5.2%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	4.1%
Crown Castle International Corp. Wireless Equipment	4.1%
Research In Motion, Ltd. (U.S. Shares) Computers	3.5%
22.6%

Asset Allocation – (% of Net Assets)

As of January 31, 2008

Emerging markets comprised 15.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2008	As of July 31, 2007

20 Janus Adviser Series January 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2008						Expense Ratios – for the fiscal year ended July 31, 2007
	Fiscal Year-to-Date	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Orion Fund - Class A Shares						5.17%	1.26	%(a)
NAV	1.09%	14.89%		17.29%
MOP	(4.73)%	8.29%		14.54%
Janus Adviser Orion Fund - Class C Shares						6.14%	2.00	%(a)
NAV	0.70%	13.98%		16.37%
CDSC	(0.37)%	12.84%
Janus Adviser Orion Fund - Class I Shares	1.16%	15.10%		16.63%		4.59%	1.02	%(b)
Janus Adviser Orion Fund - Class R Shares	0.77%	14.31%		16.69%		6.06%	1.75	%(c)
Janus Adviser Orion Fund - Class S Shares	0.85%	14.51%		16.95%		6.54%	1.50	%(c)
Russell 3000® Growth Index	(3.41)%	0.07%		5.50%
Lipper Quartile - Class S Shares	–	1	st	1	st
Lipper Ranking - Class S Shares based on total returns for Mid-Cap Growth Funds	–	22/604		12/532

  Visit janus.com/info to view up-to-date performance
  and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Janus Adviser Series January 31, 2008 21

Janus Adviser Orion Fund (unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).

The Fund's performance may be affected by risks that include those associated with non-diversification, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's Class A Shares, Class C Shares, Class R Shares, and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflect the performance of the Fund's respective class from August 1, 2005 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 through the most recent period shown, and the performance of the Fund's Class S Shares from August 1, 2005 to November 28, 2005, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

August 4, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

Effective January 1, 2008, John Eisinger, is Portfolio Manager of Janus Adviser Orion Fund.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date - August 1, 2005

22 Janus Adviser Series January 31, 2008

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,010.90	$6.12
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.14
Expense Example - Class C Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,007.00	$9.89
Hypothetical (5% return before expenses)	$1,000.00	$1,015.28	$9.93
Expense Example - Class I Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,011.60	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	$4.88
Expense Example - Class R Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,007.70	$8.63
Hypothetical (5% return before expenses)	$1,000.00	$1,016.54	$8.67
Expense Example - Class S Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,008.50	$7.37
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.41

*Expenses are equal to the annualized expense ratio of 1.21% for Class A Shares, 1.96% for Class C Shares, 0.96% for Class I Shares, 1.71% for Class R Shares and 1.46% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Adviser Series January 31, 2008 23

Janus Adviser Orion Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares/Principal/Contract Amounts		Value
Common Stock - 90.4%
Advertising Sales - 1.8%
12,050	Lamar Advertising Co. - Class A*	$519,596
Aerospace and Defense - 2.0%
13,014	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	564,808
Agricultural Chemicals - 5.2%
2,750	Monsanto Co.**	309,210
8,260	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)**	1,163,669
		1,472,879
Agricultural Operations - 1.6%
446,000	Chaoda Modern Agriculture Holdings, Ltd.	441,474
Beverages - Wine and Spirits - 1.6%
54,434	Davide Campari - Milano S.P.A.	450,668
Building - Heavy Construction - 1.0%
114,100	YTL Corporation Berhad	274,275
Building - Residential and Commercial - 1.2%
6,185	Desarrolladora Homex S.A. (ADR)*	339,742
Cable Television - 2.0%
685	Jupiter Telecommunications Company, Ltd.*	578,717
Casino Hotels - 0.1%
23,000	Galaxy Entertainment Group, Ltd.*	17,412
Cellular Telecommunications - 3.4%
14,825	America Movil S.A. de C.V. - Series L (ADR)	888,166
2,115	Cellcom Israel, Ltd. (U.S. Shares)	65,205
		953,371
Commercial Banks - 1.6%
32,825	Anglo Irish Bank Corporation PLC	465,094
Commercial Services - 0.7%
4,575	CoStar Group, Inc.*	193,706
Computers - 4.7%
2,540	Apple, Inc.*,**	343,814
10,535	Research In Motion, Ltd. (U.S. Shares)*,**	989,026
		1,332,840
Diversified Minerals - 1.5%
16,179	Companhia Vale do Rio Doce - Preference Shares	412,022
Diversified Operations - 5.0%
132,000	China Merchants Holdings International Company, Ltd.	641,825
5,815	Siemens A.G.	756,607
		1,398,432
Electronic Measuring Instruments - 2.0%
21,095	Trimble Navigation, Ltd.*	557,963
Energy - Alternate Sources - 1.3%
7,085	JA Solar Holdings Company, Ltd. (ADR)*	360,131
Engineering - Research and Development Services - 1.9%
21,234	ABB, Ltd.	531,431
Finance - Investment Bankers/Brokers - 1.9%
2,690	Goldman Sachs Group, Inc.**	540,071

Shares/Principal/Contract Amounts		Value
Finance - Other Services - 2.7%
26,700	BM&F (Bolsa de Mercadorias e Futuros)	$241,485
760	CME Group, Inc.	470,363
6,584	MarketAxess Holdings, Inc.*	62,219
		774,067
Machinery - General Industrial - 0.7%
255,680	Shanghai Electric Group Company, Ltd.	199,000
Medical - Biomedical and Genetic - 5.7%
28,930	Celgene Corp.*	1,623,262
Medical - Drugs - 1.0%
1,604	Roche Holding A.G.	290,692
Medical - HMO - 1.5%
7,320	Coventry Health Care, Inc.*	414,166
Medical Instruments - 2.3%
2,537	Intuitive Surgical, Inc.*	644,398
Oil Companies - Integrated - 2.5%
4,460	Hess Corp.	405,101
2,790	Petroleo Brasileiro S.A. (ADR)	310,081
		715,182
Paper and Related Products - 1.1%
45,575	Aracruz Celulose S.A.	323,795
Printing - Commercial - 1.7%
13,075	VistaPrint, Ltd.*	486,521
Real Estate Management/Services - 1.1%
4,045	Jones Lang LaSalle, Inc.	314,701
Real Estate Operating/Development - 4.7%
220,000	CapitaLand, Ltd.	925,440
99,000	Hang Lung Properties, Ltd.	395,874
		1,321,314
REIT - Diversified - 3.3%
56,920	CapitalSource, Inc.#	934,057
Retail - Apparel and Shoe - 2.1%
15,200	Nordstrom, Inc.	591,280
Retail - Drug Store - 5.2%
37,940	CVS/Caremark Corp.	1,482,316
Semiconductor Components/Integrated Circuits - 2.9%
39,085	Cypress Semiconductor Corp.*	830,556
Telecommunication Equipment - Fiber Optics - 2.6%
30,015	Corning, Inc.	722,461
Telecommunication Services - 2.2%
12,215	NeuStar, Inc. - Class A*	362,907
14,060	Time Warner Telecom, Inc. - Class A*	245,769
		608,676
Telephone - Integrated - 0.6%
8,610	GVT Holdings S.A.*	180,232
Transportation - Railroad - 0.9%
23,476	All America Latina Logistica (GDR)	253,722
Web Hosting/Design - 1.0%
3,665	Equinix, Inc.*,#	276,817
Wireless Equipment - 4.1%
31,665	Crown Castle International Corp.*	1,145,956
Total Common Stock (cost $25,308,152)		25,537,803

See Notes to Schedules of Investments and Financial Statements.
24 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares/Principal/Contract Amounts		Value
Purchased Options - Calls - 0.6%
120	CVS/Caremark Corp. (LEAPS) expires January 2010 exercise price $40.00	$75,964
60	Financial Select Sector SPDR Fund** expires June 2008 exercise price $28.00	16,440
101	Intel Corp. (LEAPS)** expires January 2009 exercise price $17.50	49,995
60	Intel Corp. (LEAPS) expires January 2009 exercise price $20.00	20,400
Total Purchased Options - Calls (premiums paid $128,340)		162,799
Purchased Options - Puts - 0.5%
4	Apple, Inc. expires March 2008 exercise price $110.00	532
21	Apple, Inc. expires March 2008 exercise price $115.00	4,200
120	CVS/Caremark Corp. (LEAPS) expires January 2010 exercise price $25.00	14,174
431	iShares Russell 2000 Index** expires March 2008 exercise price $70.00	124,990
Total Purchased Options - Puts (premiums paid $178,051)		143,896
Money Markets - 5.4%
1,490,125	Janus Institutional Cash Management Fund - Institutional Shares, 3.95%	1,490,125
47,000	Janus Institutional Money Market Fund - Institutional Shares, 3.81%	47,000
Total Money Markets (cost $1,537,125)		1,537,125
Other Securities - 2.2%
609,400	Time Deposits† (cost $609,400)	609,400
Total Investments (total cost $27,761,068) – 99.1%		27,991,023
Cash, Receivables and Other Assets, net of Liabilities – 0.9%		267,242
Net Assets – 100%		$28,258,265

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$486,521	1.7%
Brazil	2,286,144	8.2%
Canada	2,152,695	7.7%
Cayman Islands	441,474	1.6%
China	559,131	2.0%
Germany	756,607	2.7%
Hong Kong	1,055,111	3.8%
Ireland	465,094	1.6%
Israel	65,205	0.2%
Italy	450,668	1.6%
Japan	578,716	2.1%
Malaysia	274,275	1.0%
Mexico	1,227,908	4.4%
Singapore	925,440	3.3%
Switzerland	822,122	2.9%
United States††	15,443,912	55.2%
Total	$27,991,023	100.0%

††Includes Short-Term Securities and Other Securities (47.5% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 25

Janus Adviser Orion Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Value
Schedule of Written Options - Calls
Apple, Inc. expires March 2008 4 contracts exercise price $155.00	$(1,000)
Apple, Inc. expires March 2008 21 contracts exercise price $160.00	(3,465)
Financial Select Sector SPDR Fund expires June 2008 60 contracts exercise price $32.00	(6,600)
Intel Corp. (LEAPS) expires January 2009 161 contracts exercise price $25.00	(22,540)
Monsanto Co. expires March 2008 27 contracts exercise price $125.00	(10,800)
Nordstrom, Inc. expires April 2008 17 contracts exercise price $40.00	(6,120)
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) expires February 2008 10 contracts exercise price $165.00	(470)
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) expires March 2008 41 contracts exercise price $160.00	(19,680)
Research In Motion, Ltd. (U.S. Shares) expires February 2008 15 contracts exercise price $115.00	(300)
Research In Motion, Ltd. (U.S. Shares) expires March 2008 14 contracts exercise price $115.00	(2,646)
Research In Motion, Ltd. (U.S. Shares) expires March 2008 29 contracts exercise price $120.00	(3,016)
Total Written Options - Calls (Premiums received $81,337)	$(76,637)

Value
Schedule of Written Options - Puts
CVS/Caremark Corp. (LEAPS) expires January 2010 120 contracts exercise price $30.00	$(26,974)
Intel Corp. (LEAPS) expires January 2009 161 contracts exercise price $15.00	(11,431)
iShares Russell 2000 Index expires February 2008 431 contracts exercise price $66.00	(21,981)
Total Written Options - Puts (Premiums received $87,825)	$(60,386)

See Notes to Schedules of Investments and Financial Statements.
26 Janus Adviser Series January 31, 2008

Janus Adviser Mid Cap Growth Fund (unaudited)

Fund Snapshot

This fund invests in medium-sized companies that have grown large enough to be well established but are small enough to still have room to grow.

Brian Demain

portfolio manager

Performance Overview

During the six months ended January 31, 2008, Janus Adviser Mid Cap Growth Fund's Class S Shares advanced 1.19%. Meanwhile, the Fund's primary benchmark, the Russell Midcap® Growth Index, returned (5.45)%. The Fund's secondary benchmark, the S&P MidCap 400 Index, returned (5.44)% for the same time period.

Overview

Equity markets worldwide began and ended the six-month period ending January 31, 2008 on a volatile note amid concerns over the subprime-related turmoil in the credit markets and the uncertain near-term outlook for the U.S. economy and corporate profit growth. U.S. equity markets managed to recover from the first round of credit market problems, hitting record highs in mid-October as central banks around the world injected liquidity and the U.S. Federal Reserve (Fed) began to lower its target interest rate. But profit warnings, larger-than-expected asset value charge-offs related to subprime mortgages and evidence that credit markets were still struggling to return to normal helped to quickly turn sentiment negative. Through all of this, domestic stock prices were led lower by small cap issues while growth-oriented names outperformed their value counterparts. Economically sensitive areas of the market, like financials and consumer discretionary, weighed on the markets while somewhat defensive sectors, such as utilities and consumer staples, turned in modest gains.

As January came to a close, many issues supporting equity prices were fading. While domestic valuations were still believed to be reasonable, particularly with interest rates at multi-year lows, mixed signals on the U.S. consumer and slowing earnings momentum were becoming a greater concern. Adding to investor anxiety was the slowing growth in the labor market. January's payroll numbers were weaker than expected, suggesting that one pillar of strength for the economy may be starting to feel the impact of the housing slowdown and subsequent credit market turmoil. In the end, questions remained surrounding the magnitude of slowing growth in the U.S. and whether the rest of the world would follow suit.

Materials Stocks Boosted Performance

Strong individual stock selection, with noteworthy outperformance from picks in the materials and consumer discretionary sectors, helped the Fund outpace the benchmark during the period.

The largest positive contributors to the Fund were Potash Corporation of Saskatchewan and Owens-Illinois – two materials holdings. Potash Corporation has the world's largest excess capacity of potash, an ingredient in agriculture fertilizer. Potash-based fertilizer has proven to improve agriculture efficiency and has seen higher demand in the agricultural sector along with increasing demands on the world's arable land. Additionally, the company has benefited from pricing power as the end user is generally insensitive to increases in potash prices. With the market for potash tight and the company's sales fully booked for the first half of 2008, I remain optimistic about the growth prospects at this company but reduced the position late in the period to appropriately reflect the current risk/reward profile.

Glass container manufacturer Owens-Illinois gained on the market's positive reaction to CEO Al Stroucken's focus on cost control. Additionally, the company began to see a benefit from price increases and, as a result, reported strong quarterly financial results. I believe pricing power and an emphasis on controlling costs generally make a company's profit margins and cash flows more predictable, resulting in a higher valuation from the public markets. I was pleased to see these developments at Owens during the period.

Consumer Staples and Telecommunication Services Stocks Weighed on Results

Areas of weakness included consumer staples and telecommunication services, where relative sector weightings and, in the case of consumer staples, stock selection detracted from performance.

Within the consumer discretionary sector, long-time holding Lamar Advertising suffered on concerns about a slowing economy negatively impacting revenue, as well as management's acknowledgement of seeing some weakness in the economy. I believe the market overreacted to management's candor and that growth prospects from digital billboards are not adequately reflected in the stock's valuation. The company continued to generate free cash flow and return of capital to shareholders. Given what I believe to be strong

Janus Adviser Series January 31, 2008 27

Janus Adviser Mid Cap Growth Fund (unaudited)

underlying fundamentals, predictability and potential for future growth, I added to the position on the weakness.

Data center and information technology (IT) services provider SAVVIS also suffered in the quarter as the company lowered guidance adding to a series of mismanaged investor expectations. I believe the business remains strong and that announced expansions will add more to results than is currently reflected in the market price. I added to the position as I believe the company represents a predictable, recurring revenue, low churn business with little economic sensitivity that will likely benefit from pricing power and a strong secular backdrop.

Outlook

The U.S. economy has severely decelerated, and may go into recession, as a function of limited credit availability and the fallout from the housing bubble. These challenges are likely to continue for the next several quarters. Many financial institutions are facing capital shortages that force them to deliver and rebuild their equity base rather than help create credit for the broader economy. This is impacting small business expansion, which is having secondary impacts on consumers and large corporations. Housing starts, which peaked at 2.3 million in January 2006, declined to 1.0 million as of December 2007. While 1.0 million is unsustainably low over the long term, given the housing inventory overhang, we could expect that level to sustain for some time. Residential fixed investment is approximately 5% of Gross Domestic Product (GDP), and absorbing the impact of a 60% drop in housing starts creates a real headwind for 2008.

The Federal Reserve and Federal government have both responded aggressively, with rate cuts and stimulus packages, respectively. While the rapid stimulus may encourage moral hazard in the long run, in the coming quarters it should provide a counterbalance to the limited credit availability and housing headwinds. However, we expect continued volatility as the market measures the impact of the negative and positive cross-currents to the economic outlook.

Finally, given the increasingly global nature of U.S. companies' operations, it is important to consider the global backdrop. While Western Europe faces many of the same obstacles as the U.S., the strong growth in Asia and Latin America, driven by increasing globalization and strong commodity prices, is likely to continue.

In the face of this macroeconomic uncertainty, I positioned the portfolio so that individual stock decisions outweigh macroeconomic concerns in seeking performance. I continue to try to find sustainable, high-return growth companies that do not depend on the macroeconomic backdrop, whether it is a headwind or a tailwind.

The period reviewed in this letter had a split tenure of portfolio managers. I assumed management of the Fund on November 1, from Jonathan Coleman. I have nine years of investing experience and three years of working with Jonathan Coleman as an Assistant Portfolio Manager on the Fund, so I come into this role with experience and knowledge of the portfolio.

As shareholders, you should expect a very similar management style to Jonathan's. I will focus on finding businesses with strong competitive advantages, high and improving returns on invested capital, sustainable smart growth, and strong management. I will focus on buying these stocks at attractive valuations. Finally, I will attempt to limit the volatility of the Fund's returns by emphasizing names that I believe have repeatable and sustainable growth at the top of the portfolio. The most important element to be aware of in this transition is that I will be backed by the same team of Janus analysts who supported the portfolio over the past five years of solid performance. This talented, hard-working, diverse group provides a constant flow of new investment ideas, as well as detailed work on existing positions.

Possibly the biggest difference between Jonathan's management style and mine will be seen in the total number of holdings. I generally hope to run a portfolio with fewer than 100 holdings, which is slightly less than the number of holdings that Jonathan had. We have been tactically and gradually taking the smallest position sizes and deciding whether to increase the position to a size where it can make a meaningful impact on the portfolio, or selling it outright.

I greatly appreciate the trust you are placing in both me and the analyst team at Janus, and I look forward to communicating with you in the coming years.

Thank you for your investment in Janus Adviser Mid Cap Growth Fund.

28 Janus Adviser Series January 31, 2008

(unaudited)

Janus Adviser Mid Cap Growth Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1.71%
Owens-Illinois, Inc.	0.75%
EOG Resources, Inc.	0.69%
Respironics, Inc.	0.66%
Iron Mountain, Inc.	0.36%

5 Largest Detractors from Performance – Holdings

Contribution
Lamar Advertising Co. - Class A	(0.92)%
SAVVIS, Inc.	(0.88)%
N.I.I. Holdings, Inc.	(0.69)%
Gartner Group, Inc.	(0.59)%
Marvell Technology Group, Ltd.	(0.44)%

3 Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Growth Index Weighting
Materials	2.42%	8.16%	4.73%
Energy	1.02%	6.59%	11.38%
Health Care	0.88%	13.50%	12.74%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap® Growth Index Weighting
Information Technology	(1.94)%	19.70%	19.70%
Telecommunication Services	(1.05)%	5.56%	2.37%
Consumer Discretionary	(0.79)%	16.72%	17.64%
Consumer Staples	(0.26)%	1.71%	4.31%
Financials	(0.23)%	13.87%	7.94%

Janus Adviser Series January 31, 2008 29

Janus Adviser Mid Cap Growth Fund (unaudited)

5 Largest Equity Holdings - (% of Net Assets)

As of January 31, 2008

Owens-Illinois, Inc. Containers - Metal and Glass	3.1%
Crown Castle International Corp. Wireless Equipment	2.7%
Lamar Advertising Co. - Class A Advertising Sales	2.5%
EOG Resources, Inc. Oil Companies - Exploration and Production	2.2%
T. Rowe Price Group, Inc. Investment Management and Advisory Services	2.1%
12.6%

Asset Allocation – (% of Net Assets)

As of January 31, 2008

Emerging markets comprised 2.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2008	As of July 31, 2007

30 Janus Adviser Series January 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2008									Expense Ratios – for the fiscal year ended July 31, 2007
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Mid Cap Growth Fund - Class A Shares									1.12%	0.91	%(a)
NAV	1.37%	8.59%		18.50%		7.63%		10.53%
MOP	(4.47)%	2.35%		17.31%		7.09%		10.37%
Janus Adviser Mid Cap Growth Fund - Class C Shares									1.88%	1.65	%(a)
NAV	0.95%	7.75%		17.92%		7.03%		9.97%
CDSC	(0.03)%	6.67%
Janus Adviser Mid Cap Growth Fund - Class I Shares	1.46%	8.83%		18.50%		7.63%		10.53%	0.79%	0.67	%(b)
Janus Adviser Mid Cap Growth Fund - Class R Shares	1.08%	8.02%		18.24%		7.37%		10.37%	1.55%	1.40	%(c)
Janus Adviser Mid Cap Growth Fund - Class S Shares	1.19%	8.28%		18.50%		7.63%		10.53%	1.32%	1.16	%(c)
Russell Midcap® Growth Index	(5.45)%	(1.03)%		16.19%		6.89%		9.67%
S&P MidCap 400 Index	(5.44)%	(2.23)%		15.41%		10.70%		12.80%
Lipper Quartile - Class S Shares	–	1	st	1	st	2	nd	N/A**
Lipper Ranking - Class S Shares based on total returns for Mid-Cap Growth Funds	–	91/604		43/407		77/176		N/A**

  Visit janus.com/info to view up-to-date performance
  and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Janus Adviser Series January 31, 2008 31

Janus Adviser Mid Cap Growth Fund (unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Mid Cap Growth Portfolio of Janus Aspen Series (the "Predecessor Fund") into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

May 1, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

Effective November 1, 2007, Brian Demain is Portfolio Manager of Janus Adviser Mid Cap Growth Fund.

*The predecessor Fund's inception date - September 13, 1993

**The Lipper ranking for the Fund's Class S Shares is not available.

32 Janus Adviser Series January 31, 2008

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,013.70	$4.61
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.62
Expense Example - Class C Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,009.50	$8.38
Hypothetical (5% return before expenses)	$1,000.00	$1,016.79	$8.42
Expense Example - Class I Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,014.60	$3.29
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$3.30
Expense Example - Class R Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,010.80	$7.08
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.10
Expense Example - Class S Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,011.90	$5.82
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.84

*Expenses are equal to the annualized expense ratio of 0.91% for Class A Shares, 1.66% for Class C Shares, 0.65% for Class I Shares, 1.40% for Class R Shares and 1.15% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Adviser Series January 31, 2008 33

Janus Adviser Mid Cap Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Common Stock - 92.8%
Advertising Sales - 2.5%
115,037	Lamar Advertising Co. - Class A*	$4,960,395
Aerospace and Defense - 1.8%
81,915	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)*	3,555,111
Aerospace and Defense - Equipment - 0.3%
5,365	Alliant Techsystems, Inc.*	567,885
Agricultural Chemicals - 1.9%
26,165	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	3,686,125
Agricultural Operations - 0.3%
612,000	Chaoda Modern Agriculture Holdings, Ltd.	605,789
Airlines - 1.3%
76,435	Ryanair Holdings PLC (ADR)*,#	2,554,458
Apparel Manufacturers - 0.9%
144,000	Esprit Holdings, Ltd.	1,872,772
Automotive - Truck Parts and Equipment - Original - 0.6%
40,970	Tenneco, Inc.*	1,084,476
Batteries and Battery Systems - 0.7%
15,165	Energizer Holdings, Inc.*	1,419,747
Building - Mobile Home and Manufactured Homes - 0.7%
39,760	Thor Industries, Inc.#	1,404,323
Building - Residential and Commercial - 1.0%
3,235	NVR, Inc.*,#	2,042,903
Casino Hotels - 0.9%
166,619	Crown, Ltd.*	1,740,731
Casino Services - 1.3%
36,380	International Game Technology#	1,552,335
42,855	Scientific Games Corp. - Class A*,#	1,019,949
		2,572,284
Cellular Telecommunications - 1.7%
41,115	Leap Wireless International, Inc.*,#	1,700,106
37,605	N.I.I. Holdings, Inc.*	1,604,229
		3,304,335
Chemicals - Diversified - 1.2%
9,038	K+S A.G.	2,306,650
Commercial Services - 2.2%
11,105	CoStar Group, Inc.*	470,186
114,095	Iron Mountain, Inc.*	3,923,727
		4,393,913
Commercial Services - Finance - 2.7%
82,885	Equifax, Inc.	3,074,205
44,630	Jackson Hewitt Tax Service, Inc.	987,662
15,995	Moody's Corp.#	559,665
39,665	Riskmetrics Group, Inc.*	840,501
		5,462,033
Computer Services - 0.9%
29,555	IHS, Inc. - Class A*	1,830,637
Computers - 0.8%
11,145	Apple, Inc.*	1,508,587
Consulting Services - 1.4%
189,205	Gartner Group, Inc.*	2,809,694

Shares or Principal Amount		Value
Containers - Metal and Glass - 4.3%
49,105	Ball Corp.	$2,253,428
123,510	Owens-Illinois, Inc.*	6,224,904
		8,478,332
Data Processing and Management - 1.4%
33,975	Global Payments, Inc.	1,270,665
45,987	Paychex, Inc.	1,504,695
		2,775,360
Decision Support Software - 0.8%
46,000	MSCI, Inc.*	1,516,620
Distribution/Wholesale - 0.9%
468,200	Li & Fung, Ltd.	1,800,742
Diversified Operations - 0.7%
140,000	China Merchants Holdings International Company, Ltd.	680,723
2,324,140	Polytec Asset Holdings, Ltd.	757,905
		1,438,628
E-Commerce/Services - 0.3%
42,695	Liberty Media Corp. - Interactive Class A*	679,277
Electric Products - Miscellaneous - 0.8%
37,492	AMETEK, Inc.	1,651,148
Electronic Components - Semiconductors - 0.4%
26,165	Microchip Technology, Inc.	834,925
Electronic Connectors - 1.0%
51,905	Amphenol Corp. - Class A	2,073,086
Electronic Measuring Instruments - 1.4%
105,890	Trimble Navigation, Ltd.*	2,800,791
Entertainment Software - 0.7%
29,040	Electronic Arts, Inc.*	1,375,625
Fiduciary Banks - 0.7%
19,655	Northern Trust Corp.	1,441,891
Finance - Consumer Loans - 0.5%
70,665	Nelnet, Inc. - Class A#	939,138
Finance - Other Services - 1.1%
3,470	CME Group, Inc.	2,147,583
Independent Power Producer - 0.8%
42,755	NRG Energy, Inc.*	1,649,915
Instruments - Controls - 0.5%
9,840	Mettler-Toledo International, Inc.*	977,112
Instruments - Scientific - 1.0%
39,082	Thermo Fisher Scientific, Inc.*	2,012,332
Investment Management and Advisory Services - 3.5%
76,825	National Financial Partners Corp.#	2,773,383
84,230	T. Rowe Price Group, Inc.	4,261,195
		7,034,578
Life and Health Insurance - 0.5%
408,244	Sanlam, Ltd.	1,072,200
Machinery - General Industrial - 0.1%
360,000	Shanghai Electric Group Company, Ltd.	280,194
Machinery - Pumps - 0.9%
50,900	Graco, Inc.	1,741,798

See Notes to Schedules of Investments and Financial Statements.
34 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Medical - Biomedical and Genetic - 2.4%
66,175	Celgene Corp.*	$3,713,079
13,905	Millipore Corp.*	975,436
		4,688,515
Medical - Drugs - 1.3%
48,430	Shire PLC (ADR)	2,607,956
Medical - HMO - 2.1%
73,670	Coventry Health Care, Inc.*	4,168,249
Metal Processors and Fabricators - 0.4%
7,335	Precision Castparts Corp.	834,723
Multi-Line Insurance - 0.8%
23,065	Assurant, Inc.	1,496,688
Oil - Field Services - 0.6%
55,840	BJ Services Co.	1,214,520
Oil and Gas Drilling - 0.8%
40,795	Helmerich & Payne, Inc.	1,599,980
Oil Companies - Exploration and Production - 4.3%
16,275	Chesapeake Energy Corp.	605,918
50,850	EOG Resources, Inc.	4,449,375
23,865	Forest Oil Corp.*	1,079,175
115,380	Petrohawk Energy Corp.*	1,817,235
21,431	Sandridge Energy, Inc.*,#	652,145
		8,603,848
Oil Companies - Integrated - 1.0%
22,645	Hess Corp.	2,056,845
Physician Practice Management - 1.2%
34,350	Pediatrix Medical Group, Inc.*	2,338,892
Property and Casualty Insurance - 0.4%
23,250	W. R. Berkley Corp.	703,545
Real Estate Management/Services - 0.6%
65,830	CB Richard Ellis Group, Inc.*	1,277,760
Real Estate Operating/Development - 1.4%
371,000	Hang Lung Properties, Ltd.	1,483,530
33,810	St. Joe Co.#	1,312,504
		2,796,034
Reinsurance - 1.0%
457	Berkshire Hathaway, Inc. - Class B*	2,079,350
REIT - Diversified - 1.3%
154,454	CapitalSource, Inc.#	2,534,590
Respiratory Products - 1.7%
51,120	Respironics, Inc.*	3,348,871
Retail - Apparel and Shoe - 3.2%
33,380	Abercrombie & Fitch Co. - Class A	2,660,052
93,590	Nordstrom, Inc.	3,640,651
		6,300,703
Retail - Office Supplies - 1.2%
102,497	Staples, Inc.	2,453,778
Retail - Restaurants - 0.4%
8,625	Chipotle Mexican Grill, Inc. - Class B*	826,448
Schools - 0.4%
9,882	Apollo Group, Inc. - Class A*	787,991

Shares or Principal Amount		Value
Semiconductor Components/Integrated Circuits - 2.3%
434,085	Atmel Corp.*	$1,371,709
80,690	Cypress Semiconductor Corp.*	1,714,662
124,205	Marvell Technology Group, Ltd.*	1,474,313
		4,560,684
Semiconductor Equipment - 1.6%
76,715	KLA-Tencor Corp.	3,205,153
Telecommunication Equipment - 1.6%
71,625	CommScope, Inc.*	3,176,569
Telecommunication Services - 3.8%
89,045	Amdocs, Ltd. (U.S. Shares)*	2,946,499
109,040	SAVVIS, Inc.*	2,202,608
142,525	Time Warner Telecom, Inc. - Class A*,#	2,491,337
		7,640,444
Therapeutics - 1.1%
37,960	Gilead Sciences, Inc.*	1,734,392
61,605	MannKind Corp.*,#	486,680
		2,221,072
Toys - 2.4%
38,530	Marvel Entertainment, Inc.*	1,086,546
170,545	Mattel, Inc.	3,583,150
		4,669,696
Transportation - Railroad - 0.6%
25,230	Canadian National Railway Co. (U.S. Shares)	1,271,844
Transportation - Services - 1.5%
29,545	C.H. Robinson Worldwide, Inc.	1,640,929
28,440	Expeditors International of Washington, Inc.	1,344,928
		2,985,857
Transportation - Truck - 0.5%
18,535	Landstar System, Inc.	927,306
Web Hosting/Design - 0.8%
19,995	Equinix, Inc.*,#	1,510,222
Wireless Equipment - 2.7%
148,330	Crown Castle International Corp.*	5,368,063
Total Common Stock (cost $156,029,521)		184,660,319
Money Markets - 7.0%
13,519,363	Janus Institutional Cash Management Fund - Institutional Shares, 3.95%	13,519,363
397,700	Janus Institutional Money Market Fund - Institutional Shares, 3.81%	397,700
Total Money Markets (cost $13,917,063)		13,917,063
Other Securities - 7.0%
4,641,513	Allianz Dresdner Daily Asset Fund†	4,641,513
9,319,574	Time Deposits†	9,319,574
Total Other Securities (cost $13,961,087)		13,961,087
Total Investments (total cost $183,907,671) – 106.8%		212,538,469
Liabilities, net of Cash, Receivables and Other Assets – (6.8)%		(13,555,524)
Net Assets – 100%		$198,982,945

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 35

Janus Adviser Mid Cap Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$1,740,731	0.8%
Bermuda	5,147,827	2.4%
Brazil	3,555,111	1.7%
Canada	4,957,969	2.3%
Cayman Islands	1,363,694	0.7%
China	280,194	0.1%
Germany	2,306,650	1.1%
Hong Kong	2,164,253	1.0%
Ireland	2,554,458	1.2%
South Africa	1,072,200	0.5%
United Kingdom	5,554,455	2.6%
United States††	181,840,927	85.6%
Total	$212,538,469	100.0%

††Includes Short-Term Securities and Other Securities (72.4% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
36 Janus Adviser Series January 31, 2008

Janus Adviser Small-Mid Growth Fund (unaudited)

Fund Snapshot

A unique growth fund that focuses on small- and mid-sized companies believed to have solid growth potential.

Chad Meade

co-portfolio manager

Brian Schaub

co-portfolio manager

Performance Overview

Most U.S. indices declined during the six-month period ended January 31, 2008 with large cap stocks outperforming small cap stocks and growth stocks outperformed value stocks. We are pleased to report that Janus Adviser Small-Mid Growth Fund's Class S Shares posted a positive return of 0.19% outpacing the Fund's benchmark, the Russell 2500TM Growth Index, which returned (5.52)%.

The last six-months were dominated by concerns about subprime lending, weakening consumer spending, the lack of liquidity in the financial markets, and slowing GDP growth. Tightening liquidity across the entire spectrum of the debt markets brought the private equity buyout boom to a halt. The price of oil exceeded $100 a barrel, approaching an all-time-inflation-adjusted high and putting further pressure on the consumer. Finally, fourth quarter GDP grew just 0.6%, which marked a material slowdown from the 4.9% pace recorded in the third quarter of 2007. The Federal Reserve (Fed) responded aggressively to these issues by lowering the Federal Funds rate by a total of 225 basis points during the past six-months. On January 22 the Fed lowered the Federal Funds rate by 75 basis points in a rare inter-meeting cut, and at a scheduled meeting just eight days later, the Fed lowered rates by an additional 50 basis points. While it is too early to gauge their impacts, the Fed's aggressive monetary policy and a rumored fiscal stimulus package lowered the risk that the U.S. may head into a recession.

Non-Cyclical Growth

In prior letters we described our investment philosophy, which is to buy and hold high-quality small- and mid-cap growth stocks with sustainable competitive advantages that we believe offer superior return potential over the long term. As the risk of a consumer-led recession increased, we focused our attention on identifying high-quality businesses that we believe will deliver non-cyclical growth. These non-cyclical companies should show more predictable growth and should be less subject to volatile swings in growth rates, margins, and returns on invested capital as a result of changes in the overall economy. In many cases, these companies have recurring revenue business models and pricing power – two qualities that we find highly attractive.

Two companies that we added to the Fund that fit this bill are Iron Mountain and C.H. Robinson Worldwide. Iron Mountain provides records and information management services under a recurring revenue model. In our opinion, demand for records management will increase independent of economic variables like personal consumption, industrial production, job growth, or inflation. In fact, through the third quarter of 2007, Iron Mountain had grown storage revenues on a quarter-over-quarter basis for 75 consecutive quarters – truly an impressive accomplishment. C.H. Robinson is a non-asset-based third party logistics company that provides freight transportation services to companies in a wide variety of industries. As a middle man who sits between companies that have goods to ship and the transportation companies with the assets to ship the goods, we believe that C.H. Robinson will continue to be in a position of strength. In good times, the company sees strong volume growth; in bad times, the company is able to take market share from weaker competitors and increase net revenue margins due to lower purchased transportation costs. Like Iron Mountain, C.H. Robinson has been able to grow through any economic environment, with revenues growing every year since 1993, the earliest year for which financial information is available. From 1993 through 2006, C.H. Robinson's operating profit grew at a compound annual rate of 23.22%. We believe that both of these companies have business models and management teams that will enable them to extend their long track records of predictable revenue and profit growth at high incremental margins independent of the economic backdrop.

Key Contributors

Solar cell manufacturer JA Solar Holdings was a top performer in the period. A strong third quarter in which JA Solar reported 242.79% annual revenue growth and raised guidance for 2007 propelled the stock higher by 38.73% in the period. In a short period of time, JA Solar has emerged as the number two solar player in China with an impressive list of polysilicon supply agreements. These agreements are crucial as they guarantee JA Solar access to polysilicon, one of the most important, yet hardest to source, inputs in the solar cell manufacturing process. We continue to believe that the long-term outlook for JA Solar is positive as solar continued to take market share from traditional power grids. We trimmed the stock during the period, however, as its valuation became less attractive.

Respironics, the leading provider of sleep and respiratory equipment, was a strong contributor during the period, rising 42.62%. On December 21, 2007, Royal Philips Electronics announced it would acquire Respironics for $5.1 billion or $66

Janus Adviser Series January 31, 2008 37

Janus Adviser Small-Mid Growth Fund (unaudited)

per share. This represented a 24% premium to the previous day's closing price. As a result of the acquisition, we sold our position.

Key Detractors

Data center and information technology (IT) services provider SAVVIS suffered in the period as the company grew slower than expected in the third quarter and lowered guidance. We believe that business remained strong and that the main issue impacting the company is mismanaged expectations. SAVVIS should benefit from data center expansions and a continuation of the trend toward outsourcing IT infrastructure. We added to the position as we believe this is a predictable, recurring revenue, low churn business with little economic sensitivity that benefits from pricing power and a strong secular backdrop. SAVVIS declined 46.22% during the period.

Tomotherapy, a provider of radiation therapy equipment, declined 45.35% during the period. Despite strong near-term results, Tomotherapy's stock suffered due to investors' fears of competing technologies from primary competitors, Varian and Elekta. Based on our research, we believe Tomotherapy's Hi-Art system should gain market share as a result of better radiation treatment than competing systems. In addition, we believe the overall market environment for radiation equipment remains favorable given demographic shifts and the rising incidence of cancer. We continued to own a position in Tomotherapy at the end of the period.

Summary

Our investment process, which has delivered strong performance since we took over management of the Fund on July 1, 2006, has not changed. Further, we are confident that we own high-quality companies that are attractively valued to generate healthy returns. We commit to you that we will work diligently to manage the Fund's assets in a disciplined and thoughtful manner that we believe will maximize long-term performance. In conclusion, we would like to reinforce that we are investors in the retail version of the Fund, and as such, our interests are aligned with yours.

Thank you for your investment in Janus Adviser Small-Mid Growth Fund.

Janus Adviser Small-Mid Growth Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Shanghai Electric Group Company, Ltd.	0.80%
JA Solar Holdings Company, Ltd. (ADR)	0.72%
Lululemon Athletica, Inc.	0.59%
MGI Pharma, Inc.	0.50%
Respironics, Inc.	0.48%

5 Largest Detractors from Performance – Holdings

Contribution
SAVVIS, Inc.	(1.27)%
Sturm Ruger and Company, Inc.	(0.82)%
Tomotherapy, Inc.	(0.63)%
VeriFone Holdings, Inc.	(0.59)%
MarketAxess Holdings, Inc.	(0.53)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2500TM Growth Index Weighting
Industrials	1.66%	23.45%	17.70%
Health Care	0.32%	14.96%	18.09%
Consumer Staples	0.00%	0.01%	2.27%
Materials	0.00%	0.00%	6.02%
Utilities	0.00%	0.00%	1.02%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2500TM Growth Index Weighting
Information Technology	(2.14)%	26.48%	20.25%
Financials	(0.92)%	8.43%	8.70%
Consumer Discretionary	(0.56)%	17.17%	17.58%
Energy	(0.12)%	4.95%	6.99%
Telecommunication Services	(0.05)%	4.56%	1.38%

38 Janus Adviser Series January 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2008

Horizon Lines, Inc. - Class A Transportation - Marine	3.4%
Resources Connection, Inc. Human Resources	3.0%
SBA Communications Corp. - Class A Wireless Equipment	2.7%
SAVVIS, Inc. Telecommunication Services	2.3%
CLARCOR, Inc. Filtration and Separations Products	1.8%
13.2%

Asset Allocation – (% of Net Assets)

As of January 31, 2008

Emerging markets comprised 4.6% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2008	As of July 31, 2007

Janus Adviser Series January 31, 2008 39

Janus Adviser Small-Mid Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2008						Expense Ratios – for the fiscal year ended July 31, 2007
	Fiscal Year-to-Date	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Small-Mid Growth Fund - Class A Shares						6.41%	1.34	%(a)
NAV	0.26%	6.58%		13.83%
MOP	(5.48)%	0.48%		11.17%
Janus Adviser Small-Mid Growth Fund - Class C Shares						7.09%	2.09	%(a)
NAV	(0.12)%	5.77%		13.06%
CDSC	(0.96)%	4.80%
Janus Adviser Small-Mid Growth Fund - Class I Shares	0.49%	6.97%		13.28%		5.88%	1.10	%(b)
Janus Adviser Small-Mid Growth Fund - Class R Shares	0.12%	6.16%		13.30%		6.83%	1.84	%(c)
Janus Adviser Small-Mid Growth Fund - Class S Shares	0.19%	6.37%		13.57%		6.63%	1.59	%(c)
Russell 2500TM Growth Index	(5.52)%	(2.35)%		5.93%
Lipper Quartile - Class S Shares	–	1	st	1	st
Lipper Ranking - Class S Shares based on total returns for Small-Cap Growth Funds	–	34/598		3/501

  Visit janus.com/info to view up-to-date performance
  and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

40 Janus Adviser Series January 31, 2008

(unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).

The Fund's performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's Class A Shares, Class C Shares, Class R Shares, and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflect the performance of the Fund's respective class from August 1, 2005 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 through the most recent period shown and the performance of the Fund's Class S Shares from August 1, 2005 to November 28, 2005, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

August 4, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date - August 1, 2005

Janus Adviser Series January 31, 2008 41

Janus Adviser Small-Mid Growth Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,002.60	$6.64
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.70
Expense Example - Class C Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$998.80	$10.40
Hypothetical (5% return before expenses)	$1,000.00	$1,014.73	$10.48
Expense Example - Class I Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,004.90	$5.39
Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.43
Expense Example - Class R Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,001.20	$9.16
Hypothetical (5% return before expenses)	$1,000.00	$1,015.99	$9.22
Expense Example - Class S Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,001.90	$7.90
Hypothetical (5% return before expenses)	$1,000.00	$1,017.24	$7.96

*Expenses are equal to the annualized expense ratio of 1.32% for Class A Shares, 2.07% for Class C Shares, 1.07% for Class I Shares, 1.82% for Class R Shares and 1.57% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

42 Janus Adviser Series January 31, 2008

Janus Adviser Small-Mid Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Common Stock - 98.7%
Advertising Sales - 1.1%
1,510	Lamar Advertising Co. - Class A*	$65,111
Aerospace and Defense - 2.3%
1,730	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)*	75,082
1,295	TransDigm Group, Inc.*	53,587
		128,669
Auction House - Art Dealer - 1.3%
880	Ritchie Bros. Auctioneers, Inc. (U.S. Shares)	72,406
Audio and Video Products - 0.9%
2,305	DTS, Inc.*,#	50,272
Building - Mobile Home and Manufactured Homes - 0.8%
1,315	Thor Industries, Inc.	46,446
Casino Services - 1.6%
12,674	Elixir Gaming Technologies Inc.*	57,413
1,490	Scientific Games Corp. - Class A*	35,462
		92,875
Chemicals - Plastics - 0.5%
1,575	Metabolix, Inc.*	28,712
Commercial Banks - 2.6%
2,710	East West Bancorp, Inc.	65,203
1,615	Westamerica Bancorporation#	79,974
		145,177
Commercial Services - 4.2%
1,305	CoStar Group, Inc.*	55,254
2,840	Iron Mountain, Inc.*	97,667
4,435	Standard Parking Corp.*	85,906
		238,827
Commercial Services - Finance - 2.9%
2,850	Euronet Worldwide, Inc.*	75,354
1,875	Jackson Hewitt Tax Service, Inc.	41,494
2,280	Riskmetrics Group, Inc.*	48,313
		165,161
Computer Services - 1.0%
895	IHS, Inc. - Class A*	55,436
Computer Software - 0.8%
1,765	Omniture, Inc.*,#	43,631
Data Processing and Management - 0.9%
725	NAVTEQ Corp.*	53,578
Decision Support Software - 1.0%
1,680	MSCI, Inc.*	55,390
Diagnostic Kits - 1.0%
975	IDEXX Laboratories, Inc.*	54,961
Distribution/Wholesale - 2.6%
1,740	MWI Veterinary Supply, Inc.*	66,520
2,785	NuCo2, Inc.	78,565
		145,085
Diversified Operations - 2.8%
1,305	Crane Co.	53,335
40,000	Melco International Development, Ltd.	56,148
145,936	Polytec Asset Holdings, Ltd.	47,590
		157,073

Shares or Principal Amount		Value
Electronic Components - Semiconductors - 4.7%
23,014	ARM Holdings PLC	$53,839
1,655	IPG Photonics Corp.*	29,625
1,915	Microchip Technology, Inc.	61,108
4,015	Microsemi Corp.*	91,220
1,975	SiRF Technology Holdings, Inc.*	30,237
		266,029
Electronic Connectors - 1.6%
2,225	Amphenol Corp. - Class A	88,867
Electronic Measuring Instruments - 1.0%
2,145	Trimble Navigation, Ltd.*	56,735
Energy - Alternate Sources - 1.0%
1,100	JA Solar Holdings Company, Ltd. (ADR)*	55,913
Filtration and Separations Products - 1.8%
2,755	CLARCOR, Inc.	103,340
Finance - Consumer Loans - 0.7%
3,075	Nelnet, Inc. - Class A#	40,867
Finance - Other Services - 2.8%
4,485	BM&F (Bolsa de Mercadorias e Futuros)	40,564
1,725	FCStone Group, Inc.*	76,503
4,335	MarketAxess Holdings, Inc.*	40,966
		158,033
Firearms and Ammunition - 1.2%
7,495	Sturm Ruger and Company, Inc.*	67,230
Footwear and Related Apparel - 1.2%
2,585	Wolverine World Wide, Inc.	65,426
Human Resources - 3.0%
8,250	Resources Connection, Inc.*	172,673
Internet Applications Software - 0.3%
38	E-Seikatsu Company, Ltd.*	15,547
Internet Content - Information/News - 0.4%
6,755	Harris Interactive, Inc.*	21,413
Machinery - General Industrial - 0.9%
67,175	Shanghai Electric Group Company, Ltd.	52,284
Medical - Drugs - 1.5%
6,835	Achillion Pharmaceuticals, Inc.*	26,041
3,800	Array BioPharma, Inc.*	24,738
4,530	BioForm Medical, Inc.*	31,710
		82,489
Medical Instruments - 1.5%
2,475	CONMED Corp.*	60,143
95	Intuitive Surgical, Inc.*	24,130
		84,273
Medical Products - 1.5%
155	Nobel Biocare Holding A.G.	38,384
3,145	Tomotherapy, Inc.*	46,578
		84,962
Oil - Field Services - 0.9%
2,700	Acergy S.A. (ADR)	49,167
Oil and Gas Drilling - 1.6%
2,275	Helmerich & Payne, Inc.	89,226
Oil Companies - Exploration and Production - 2.0%
3,710	Petrohawk Energy Corp.*	58,432
1,858	Sandridge Energy, Inc.*	56,539
		114,971

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 43

Janus Adviser Small-Mid Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Physician Practice Management - 2.0%
675	Healthways, Inc.*	$38,003
1,120	Pediatrix Medical Group, Inc.*	76,260
		114,263
Printing - Commercial - 1.4%
2,200	VistaPrint, Ltd.*	81,862
Publishing - Newspapers - 0.8%
2,000	Dolan Media*	45,320
Real Estate Operating/Development - 1.2%
3,330	Rodobens Negocios Imobiliarios S.A.	35,422
850	St. Joe Co.#	32,997
		68,419
REIT - Diversified - 1.2%
4,108	CapitalSource, Inc.	67,412
Retail - Apparel and Shoe - 2.3%
800	Abercrombie & Fitch Co. - Class A	63,752
1,775	Nordstrom, Inc.	69,048
		132,800
Retail - Petroleum Products - 1.0%
2,220	World Fuel Services Corp.	58,741
Retail - Restaurants - 0.9%
405	Chipotle Mexican Grill, Inc. - Class A*	49,305
Retail - Sporting Goods - 0.7%
2,215	Zumiez, Inc.*	42,594
Semiconductor Components/Integrated Circuits - 1.6%
15,910	Atmel Corp.*	50,275
1,795	Cypress Semiconductor Corp.*	38,144
		88,419
Specified Purpose Acquisition Company - 0.4%
4,385	Information Services Group, Inc.*	25,345
Telecommunication Equipment - 1.6%
2,030	CommScope, Inc.*	90,031
Telecommunication Services - 5.5%
1,535	Amdocs, Ltd. (U.S. Shares)*	50,793
2,655	NeuStar, Inc. - Class A*	78,880
6,325	SAVVIS, Inc.*	127,766
3,050	Time Warner Telecom, Inc. - Class A*	53,314
		310,753
Theaters - 1.1%
2,665	National Cinemedia, Inc.	60,735
Therapeutics - 1.4%
735	Amylin Pharmaceuticals, Inc.*	21,793
3,680	MannKind Corp.*,#	29,072
1,370	Theravance, Inc.*	27,030
		77,895
Toys - 1.1%
3,095	Mattel, Inc.	65,026
Transactional Software - 1.4%
3,370	Solera Holdings, Inc.*	76,802
Transportation - Equipment and Leasing - 1.2%
1,800	GATX Corp.	67,680
Transportation - Marine - 3.4%
10,185	Horizon Lines, Inc. - Class A	191,376

Shares or Principal Amount		Value
Transportation - Services - 2.7%
1,795	C.H. Robinson Worldwide, Inc.	$99,695
19,000	Integrated Distribution Services Group, Ltd.	55,591
		155,286
Transportation - Truck - 3.1%
3,150	Forward Air Corp.	97,650
2,620	Old Dominion Freight Line, Inc.*	76,373
		174,023
Web Hosting/Design - 2.1%
880	Equinix, Inc.*	66,467
9,270	Terremark Worldwide, Inc.*,#	52,468
		118,935
Wireless Equipment - 2.7%
5,120	SBA Communications Corp. - Class A*	151,603
Total Common Stock (cost $5,794,207)		5,582,880
Money Market - 2.2%
124,000	Janus Institutional Money Market Fund - Institutional Shares, 3.81% (cost $124,000)	124,000
Other Securities - 3.9%
131,981	Allianz Dresdner Daily Asset Fund†	131,981
90,031	Time Deposits†	90,031
Total Other Securities (cost $222,012)		222,012
Total Investments (total cost $6,140,219) – 104.8%		5,928,892
Liabilities, net of Cash, Receivables and Other Assets – (4.8)%		(270,068)
Net Assets – 100%		$5,658,824

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$81,862	1.4%
Brazil	151,068	2.5%
Canada	72,406	1.2%
Cayman Islands	47,590	0.8%
China	108,197	1.8%
Hong Kong	111,739	1.9%
Japan	15,547	0.3%
Switzerland	38,384	0.6%
United Kingdom	104,632	1.8%
United States††	5,197,467	87.7%
Total	$5,928,892	100.0%

††Includes Short-Term Securities and Other Securities (81.8% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
44 Janus Adviser Series January 31, 2008

Janus Adviser Growth and Income Fund (unaudited)

Fund Snapshot

This growth fund seeks to create capital appreciation and income through all types of market conditions by leveraging the best ideas of the Janus Research Team.

Marc Pinto

portfolio manager

Performance Overview

For the six-month period ended January 31, 2008, Janus Adviser Growth and Income Fund's Class S Shares returned (7.14)%. The Fund's primary benchmark, the S&P 500® Index, and its secondary benchmark, the Russell 1000® Growth Index, returned (4.32)% and (3.15)%, respectively.

Economic Overview

Equity markets worldwide began and ended the six-month period ended January 31, 2008 on a volatile note amid concerns over the subprime-related turmoil in the credit markets and the uncertain near-term outlook for the U.S. economy and corporate profit growth. U.S. equity markets managed to recover from the first round of credit market problems, hitting record highs in mid-October as central banks around the world injected liquidity and the U.S. Federal Reserve (Fed) began to lower its target interest rate. But profit warnings, larger-than-expected asset value charge-offs related to subprime mortgages and evidence that credit markets were still struggling to return to normal helped to quickly turn sentiment negative. Through all of this, domestic stock prices were led lower by small cap issues while growth-oriented names outperformed their value counterparts. Economically sensitive areas of the market, like financials and consumer discretionary, weighed on the markets while somewhat defensive sectors, such as utilities and consumer staples, turned in modest gains. The Fund also used listed options and total return swaps to fully utilize the research process. Please see the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

As January came to a close, many issues supporting equity prices were fading. While domestic valuations were still believed to be reasonable, particularly with interest rates at multi-year lows, mixed signals on the U.S. consumer and slowing earnings momentum were becoming a greater concern. Adding to investor anxiety was the slowing growth in the labor market. January's payroll numbers were weaker than expected, suggesting that one pillar of strength for the economy may be starting to feel the impact of the housing slowdown and subsequent credit market turmoil. In the end, questions remained surrounding the magnitude of slowing growth in the U.S. and whether the rest of the world would follow suit.

Weak Performers Included E*TRADE and Fannie Mae

Holdings in the financials and information technology sectors held back performance during the period. E*TRADE Financial Corp. was the largest detractor from performance during the period. A position in E*TRADE was initiated due to its growth prospects in the online brokerage industry. However, the company recently disclosed greater-than-expected losses in its mortgage portfolio, stemming from the recent subprime credit meltdown. The position was exited during the time period.

Staying within financials, home mortgage provider Fannie Mae was also weak in the period, after it announced non-cash mark-to-market charges on its retained portfolio due to Generally Accepted Accounting Policies (GAAP) accounting regulations requiring the company to estimate the fair market value of some of its holdings. We added slightly to the position as we don't think the accounting issues affect the underlying business fundamentals, which we believe are improving, given Fannie's position as the "lender of last resort," a position that has traditionally benefited from market environments of rising risk premiums.

Stocks That Contributed to Performance

Oil company Hess Corp. was the top contributor to performance for the period. The company benefited from the rising price of oil during 2007, as well as increased appreciation for the future production potential from Hess' new projects, including deep-water projects in the Gulf of Mexico and off the coast of Brazil. We believe that Hess remains undervalued given the potential reserves in these projects.

Tata Steel was another strong individual contributor to performance. The stock was first purchased in March 2006. The investment thesis was based on the fact that the company is an integrated steel producer, meaning it controls its own iron ore, and it had high operating margins with a strong balance sheet. Tata shares declined after the company won a three-month bidding war for U.K.-based steelmaker Corus Group. The market reacted as if Tata had destroyed shareholder value by overpaying for Corus (Tata paid 34% more than its initial bid) and diluting its own high-return business. In addition, investors feared that the company employed significant financial leverage while simultaneously raising its operating leverage to the steel pricing cycle. However, rising steel prices boosted profits and we exited the position to harvest gains.

Outlook

With U.S. equity markets struggling for much of the time period, the investment team will continue to closely monitor several factors for directional cues. The U.S. labor market remains a key component to determining the outlook for the U.S. consumer

Janus Adviser Series January 31, 2008 45

Janus Adviser Growth and Income Fund (unaudited)

given the weak housing sector and tightening credit conditions. We will also be monitoring conditions in the credit markets for signs of further deterioration. Finally, as "bottom-up" fundamental investors, we will continue to watch the future path of corporate earnings, credit conditions, liquidity, and the balance sheet health of our individual holdings in an effort to determine whether current valuations represent an attractive risk/reward profile. As always, we will emphasize bottom-up company analysis as our primary tool in our quest to add value for shareholders.

Manager Change

In closing, effective November 7, 2007, I became manager of Janus Adviser Growth and Income Fund. A 13-year Janus veteran, I served as Assistant Portfolio Manager of Janus Growth and Income Fund (the Fund's retail counterpart) from 1995 to 1997. I am a classic growth investor, looking for strong fundamental businesses with top-notch management teams that are working to maximize shareholder value.

Under my leadership, the Fund will continue to employ the same investment processes and leverage the same in-depth, fundamental analysis and company-by-company approach to portfolio construction that are hallmarks of Janus' research process.

Thank you for your investment in Janus Adviser Growth and Income Fund.

Janus Adviser Growth and Income Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Hess Corp.	1.27%
Tata Steel, Ltd.	0.84%
Suntech Power Holdings Company, Ltd. (ADR)	0.62%
Shanghai Electric Group Company, Ltd.	0.58%
VMware, Inc.	0.48%

5 Largest Detractors from Performance – Holdings

Contribution
E*TRADE Financial Corp.	(1.99)%
Fannie Mae	(1.04)%
Spansion, Inc. - Class A	(0.85)%
SLM Corp.	(0.58)%
Citigroup, Inc.	(0.50)%

4 Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Energy	2.02%	17.48%	11.88%
Materials	1.17%	3.11%	3.23%
Consumer Staples	0.39%	9.82%	9.90%
Telecommunication Services	0.02%	2.05%	3.64%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Financials	(4.57)%	10.88%	18.93%
Information Technology	(2.28)%	23.83%	16.34%
Consumer Discretionary	(2.03)%	11.39%	9.07%
Health Care	(0.53)%	8.27%	11.98%
Industrials	(0.18)%	11.92%	11.49%

46 Janus Adviser Series January 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2008

Hess Corp. Oil Companies - Integrated	4.1%
General Electric Co. Diversified Operations	3.7%
CVS/Caremark Corp. Retail - Drug Store	3.1%
EnCana Corp. (U.S. Shares) Oil Companies - Exploration and Production	3.1%
Exxon Mobil Corp. Oil Companies - Integrated	2.6%
16.6%

Asset Allocation – (% of Net Assets)

As of January 31, 2008

Emerging markets comprised 5.4% of total net assets.

* Includes cash and cash equivalents of (0.6)%

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2008	As of July 31, 2007

Janus Adviser Series January 31, 2008 47

Janus Adviser Growth and Income Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2008								Expense Ratios – for the fiscal year ended July 31, 2007
	Fiscal Year-to-Date	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Growth and Income Fund - Class A Shares								1.00%	1.00	%(a)
NAV	(7.03)%	(0.27)%		11.07%		7.58%
MOP	(12.39)%	(6.00)%		9.90%		6.99%
Janus Adviser Growth and Income Fund - Class C Shares								1.76%	1.76	%(a)
NAV	(7.44)%	(1.06)%		10.48%		7.09%
CDSC	(8.21)%	(1.87)%
Janus Adviser Growth and Income Fund - Class I Shares	(6.99)%	(0.08)%		11.07%		7.58%		0.77%	0.77	%(b)
Janus Adviser Growth and Income Fund - Class R Shares	(7.27)%	(0.71)%		10.80%		7.39%		1.47%	1.47	%(c)
Janus Adviser Growth and Income Fund - Class S Shares	(7.14)%	(0.42)%		11.07%		7.58%		1.21%	1.21	%(c)
S&P 500® Index	(4.32)%	(2.31)%		12.04%		3.80%
Russell 1000® Growth Index	(3.15)%	0.51%		10.84%		1.42%
Lipper Quartile - Class S Shares	–	2	nd	2	nd	1	st
Lipper Ranking - Class S Shares based on total returns for Large-Cap Core Funds	–	255/840		247/574		5/308

  Visit janus.com/info to view up-to-date performance
  and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

48 Janus Adviser Series January 31, 2008

(unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

The Fund's performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risk, portfolio holdings and other details.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Growth and Income Portfolio of Janus Aspen Series (the "Predecessor Fund") into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization.

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

May 7, 1998 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

Effective November 7, 2007, Marc Pinto is Portfolio Manager of Janus Adviser Growth and Income Fund.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The predecessor Fund's inception date - May 1, 1998

Janus Adviser Series January 31, 2008 49

Janus Adviser Growth and Income Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$929.70	$4.71
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.93
Expense Example - Class C Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$925.60	$9.20
Hypothetical (5% return before expenses)	$1,000.00	$1,015.58	$9.63
Expense Example - Class I Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$930.10	$3.74
Hypothetical (5% return before expenses)	$1,000.00	$1,021.27	$3.91
Expense Example - Class R Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$927.30	$7.36
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.71
Expense Example - Class S Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$928.60	$6.30
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.60

*Expenses are equal to the annualized expense ratio of 0.97% for Class A Shares, 1.90% for Class C Shares, 0.77% for Class I Shares, 1.52% for Class R Shares and 1.30% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

50 Janus Adviser Series January 31, 2008

Janus Adviser Growth and Income Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares/Principal/Contract Amounts		Value
Common Stock - 94.3%
Advertising Sales - 0.6%
27,555	Lamar Advertising Co. - Class A*	$1,188,172
Aerospace and Defense - 2.5%
33,164	BAE Systems PLC	308,931
30,100	Boeing Co.	2,503,718
46,955	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)*	2,037,847
		4,850,496
Agricultural Chemicals - 1.8%
7,975	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1,123,518
43,875	Syngenta A.G. (ADR)**	2,313,968
		3,437,486
Agricultural Operations - 0.4%
18,862	Archer-Daniels-Midland Co.	830,871
Apparel Manufacturers - 1.2%
176,070	Esprit Holdings, Ltd.	2,289,854
Applications Software - 2.6%
31,858	Infosys Technologies, Ltd.	1,196,266
95,435	Microsoft Corp.	3,111,181
74,604	Satyam Computer Services, Ltd.	745,672
		5,053,119
Athletic Footwear - 0.5%
16,195	NIKE, Inc. - Class B	1,000,203
Audio and Video Products - 0.4%
16,120	Sony Corp. (ADR)	765,539
Automotive - Cars and Light Trucks - 0.5%
55,700	Tata Motors, Ltd.	997,520
Beverages - Non-Alcoholic - 0.5%
16,120	Coca-Cola Co.	953,820
Brewery - 2.0%
48,032	InBev N.V.**	3,955,275
Cable Television - 0.3%
31,685	Comcast Corp. - Class A*	575,400
Casino Hotels - 0.9%
53,265	Crown, Ltd.*	556,479
15,950	MGM Mirage*	1,167,859
		1,724,338
Coal - 0.6%
22,734	Peabody Energy Corp.	1,228,091
Commercial Services - Finance - 1.0%
83,405	Western Union Co.	1,868,272
Computers - 1.0%
55,015	Dell, Inc.*	1,102,501
7,975	Research In Motion, Ltd. (U.S. Shares)*	748,693
		1,851,194
Computers - Integrated Systems - 0.2%
94,420	Bank Tec (144A)*,ºº,§	472,100
Computers - Memory Devices - 2.2%
274,595	EMC Corp.*	4,357,823
Cosmetics and Toiletries - 3.2%
48,750	Avon Products, Inc.	1,707,225
68,050	Procter & Gamble Co.	4,487,898
		6,195,123

Shares/Principal/Contract Amounts		Value
Diversified Operations - 4.7%
202,662	General Electric Co.**	$7,176,260
636,275	Melco International Development, Ltd.*	893,133
8,005	Siemens A.G.**	1,041,555
		9,110,948
E-Commerce/Services - 0.9%
32,875	eBay, Inc.*	884,009
47,830	Liberty Media Corp. - Interactive*	760,975
		1,644,984
Electronic Components - Semiconductors - 3.6%
10,446	Samsung Electronics Company, Ltd. (GDR)	3,290,490
43,540	SiRF Technology Holdings, Inc.*,#	666,597
100,835	Texas Instruments, Inc.	3,118,827
		7,075,914
Energy - Alternate Sources - 1.0%
6,105	JA Solar Holdings Company, Ltd. (ADR)*	310,317
28,795	Suntech Power Holdings Company, Ltd. (ADR)*	1,575,951
		1,886,268
Enterprise Software/Services - 1.7%
159,715	Oracle Corp.*,**	3,282,143
Entertainment Software - 0.8%
31,940	Electronic Arts, Inc.*	1,512,998
Finance - Credit Card - 2.6%
103,815	American Express Co.	5,120,156
Finance - Investment Bankers/Brokers - 2.7%
8,095	Goldman Sachs Group, Inc.	1,625,233
77,305	JP Morgan Chase & Co.	3,675,853
		5,301,086
Finance - Mortgage Loan Banker - 2.0%
116,040	Fannie Mae	3,929,114
Food - Canned - 0.3%
29,273	TreeHouse Foods, Inc.*	610,928
Food - Diversified - 1.9%
7,984	Nestle S.A.**	3,569,300
Forestry - 0.5%
15,315	Weyerhaeuser Co.	1,037,132
Hotels and Motels - 0.9%
38,760	Starwood Hotels & Resorts Worldwide, Inc.	1,753,890
Instruments - Controls - 0.4%
24,365	Watts Water Technologies, Inc. - Class - A#	723,397
Machinery - Construction and Mining - 0.5%
13,415	Caterpillar, Inc.	954,343
Medical - Biomedical and Genetic - 0.5%
16,195	Celgene Corp.*	908,701
Medical - Drugs - 4.4%
65,025	Merck & Company, Inc.	3,009,357
25,189	Roche Holding A.G.**	4,564,981
24,325	Wyeth	968,135
		8,542,473
Medical - HMO - 1.5%
49,775	Coventry Health Care, Inc.*	2,816,270
Medical Instruments - 0.7%
30,755	Medtronic, Inc.	1,432,260

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 51

Janus Adviser Growth and Income Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares/Principal/Contract Amounts		Value
Medical Products - 0.5%
3,985	Nobel Biocare Holding A.G.**	$986,848
Multimedia - 0.7%
74,510	News Corporation, Inc. - Class B	1,448,474
Oil - Field Services - 0.5%
27,560	Halliburton Co.	914,165
Oil Companies - Exploration and Production - 4.2%
91,399	EnCana Corp. (U.S. Shares)	6,051,528
24,120	EOG Resources, Inc.	2,110,500
		8,162,028
Oil Companies - Integrated - 8.6%
59,465	Exxon Mobil Corp.#	5,137,776
87,027	Hess Corp.	7,904,661
39,141	Suncor Energy, Inc.	3,680,923
		16,723,360
Oil Refining and Marketing - 2.1%
70,050	Valero Energy Corp.	4,146,260
Optical Supplies - 1.4%
19,215	Alcon, Inc. (U.S. Shares)**	2,728,530
Real Estate Operating/Development - 0.5%
252,345	Hang Lung Properties, Ltd.	1,009,060
Retail - Apparel and Shoe - 1.9%
94,637	Nordstrom, Inc.	3,681,379
Retail - Consumer Electronics - 0.3%
13,275	Best Buy Company, Inc.	647,953
Retail - Drug Store - 3.1%
154,960	CVS/Caremark Corp.	6,054,287
Retail - Jewelry - 1.3%
61,265	Tiffany & Co.	2,444,474
Retail - Pet Food and Supplies - 0.5%
40,050	PETsMART, Inc.	915,944
Semiconductor Equipment - 0.9%
41,605	KLA-Tencor Corp.	1,738,257
Soap and Cleaning Preparations - 0.9%
32,346	Reckitt Benckiser PLC	1,692,984
Telecommunication Equipment - Fiber Optics - 1.0%
83,870	Corning, Inc.	2,018,751
Telecommunication Services - 1.2%
102,821	Bharti Airtel, Ltd.*	2,249,748
Television - 1.7%
296,584	British Sky Broadcasting Group PLC	3,242,185
Tobacco - 2.3%
59,975	Altria Group, Inc.	4,547,305
Toys - 0.3%
21,465	Marvel Entertainment, Inc.*	605,313
Transportation - Services - 0.4%
11,730	United Parcel Service, Inc. - Class B	858,167
Water - 0.3%
32,915	Aqua America, Inc.#	655,996
Web Portals/Internet Service Providers - 2.8%
4,627	Google, Inc. - Class A*	2,611,016
145,965	Yahoo!, Inc.*	2,799,609
		5,410,625

Shares/Principal/Contract Amounts		Value
Wireless Equipment - 2.9%
17,895	American Tower Corp. - Class A*	$671,599
98,635	Nokia Oyj (ADR)**	3,644,563
32,685	QUALCOMM, Inc.	1,386,498
		5,702,660
Total Common Stock (cost $161,177,374)		183,391,754
Preferred Stock - 1.5%
Metal - Diversified - 0.7%
10,125	Freeport-McMoRan Copper & Gold, Inc. convertible, 6.75%	1,344,600
U.S. Government Agency - 0.8%
32,415	Fannie Mae, 8.25%	856,404
25,375	Freddie Mac, 8.375%	681,319
Total Preferred Stock (cost $2,481,479)		2,882,323
Equity-Linked Structured Notes - 2.5%
Finance - Investment Bankers/Brokers - 2.5%
81,365	Lehman Brothers Holdings, Inc., convertible, (Corning, Inc.), 10.55% (144A)§	1,964,151
20,721	Merrill Lynch & Company, Inc., convertible, (Apple, Inc.), 11.30% (144A)§	2,798,993
Total Equity-Linked Structured Notes (cost $4,988,490)		4,763,144
U.S. Treasury Bond - 1.0%
$1,935,000	U.S. Treasury Bond, 3.25%, due 12/31/09# (cost $1,967,666)	1,974,002
Purchased Options - Calls - 1.3%
563	ConocoPhilips (LEAPS) expires January 2009 exercise price $70.00	872,650
755	CVS/Caremark Corp. (LEAPS) expires January 2010 exercise price $35.00	671,950
302	J.C. Penney Company, Inc. (LEAPS) expires January 2010 exercise price $70.00	129,860
453	Nordstrom, Inc. (LEAPS) expires January 2010 exercise price $40.00	425,820
431	Procter & Gamble Co. (LEAPS) expires January 2009 exercise price $65.00	258,600
472	Texas Instruments, Inc. (LEAPS) expires January 2010 exercise price $35.00	179,212
Total Purchased Options - Calls (premiums paid $3,176,400)		2,538,092
Other Securities - 3.5%
5,302,850	Allianz Dresdner Daily Asset Fund†	5,302,850
1,581,687	Time Deposits†	1,581,687
Total Other Securities (cost $6,884,537)		6,884,537
Total Investments (total cost $180,675,946) – 104.1%		202,433,852
Liabilities, net of Cash, Receivables and Other Assets – (4.1)%		(7,971,379)
Net Assets – 100%		$194,462,473

See Notes to Schedules of Investments and Financial Statements.
52 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$556,479	0.3%
Belgium	3,955,275	2.0%
Bermuda	2,289,854	1.1%
Brazil	2,037,847	1.0%
Canada	11,604,662	5.7%
Cayman Islands	1,575,951	0.8%
China	310,317	0.1%
Finland	3,644,563	1.8%
Germany	1,041,555	0.5%
Hong Kong	1,902,193	0.9%
India	5,189,206	2.6%
Japan	765,539	0.4%
South Korea	3,290,490	1.6%
Switzerland	14,163,627	7.0%
United Kingdom	5,244,100	2.6%
United States††	144,862,194	71.6%
Total	$202,433,852	100.0%

††Includes Short-Term Securities (68.2% excluding Short-Term Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S.$	Unrealized Gain/(Loss)
Euro 5/2/08	975,000	$1,444,909	$2,771
Euro 5/14/08	200,000	296,252	(12,057)
Swiss Franc 2/15/08	1,325,000	1,226,743	(112,998)
Swiss Franc 5/2/08	1,060,000	982,473	(13,906)
Total		$3,950,377	$(136,190)

Total Return Swaps outstanding at January 31, 2008

Counterparty	Notional Amount	Return Paid by the Fund	Return Received by the Fund	Termination Date	Unrealized Appreciation/ Depreciation
Lehman Brothers	$(559,195)	1- month S&P 500® Index	1-month Fannie Mae
		plus LIBOR	plus LIBOR
		minus 5 basis points	plus 20 basis points	7/24/2008	$(561,077)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 53

Janus Adviser Fundamental Equity Fund (unaudited)

Fund Snapshot

The conservative fund portfolio relies on the Janus Research Team to drive its fundamental approach to investing in core holdings and opportunistic companies.

Team Based Approach

Led by Jim Goff

Director of Research

Performance Overview

For the six-month period ended January 31, 2008, Janus Adviser Fundamental Equity Fund's Class S Shares returned (2.47)%. The performance outpaced the Fund's primary benchmark, the S&P 500® Index, which returned (4.32)% as well as its secondary benchmark, the Russell 1000® Growth Index, which returned (3.15)%.

Economic Overview

Equity markets worldwide began and ended the six-month period on a volatile note amid concerns over the subprime-related turmoil in the credit markets and the uncertain near-term outlook for the U.S. economy and corporate profit growth. U.S. equity markets managed to recover from the first round of credit market problems, hitting record highs in mid-October as central banks around the world injected liquidity and the U.S. Federal Reserve (Fed) began to lower its target interest rate. But profit warnings, larger-than-expected asset value charge-offs related to subprime mortgages and evidence that credit markets were still struggling to return to normal helped to quickly turn sentiment negative. Through all of this, domestic stock prices were led lower by small cap issues while growth-oriented names outperformed their value counterparts. Economically sensitive areas of the market, like financials and consumer discretionary, weighed on the markets while somewhat defensive sectors, such as utilities and consumer staples, turned in modest gains.

As January came to a close, many items supporting equity prices were fading. While domestic valuations were still believed to be reasonable, particularly with interest rates at multi-year lows, mixed signals on the U.S. consumer and slowing earnings momentum were becoming a greater concern. Adding to investor anxiety was the slowing growth in the labor market. January's payroll numbers were weaker than expected, suggesting that one pillar of strength for the economy may be starting to feel the impact of the housing slowdown and subsequent credit market turmoil. In the end, questions remained surrounding the magnitude of slowing growth in the U.S. and whether the rest of the world would follow suit.

Since November 7, 2007, Janus Adviser Fundamental Equity Fund has been team-managed, representing the best ideas from Janus' more than 30 equity analysts. Individual analysts primarily drive stock selection, with debate and oversight provided by the global sector research team with which that analyst is aligned. We believe there is great power in individual analysts making direct investment decisions, as they are most familiar with the stocks they cover. We keep the Fund sector-neutral compared to its primary benchmark, although the Fund had over 6% non-U.S. exposure at the end of the period. The focus of the Fund is on capturing the best ideas of Janus' research platform in an attempt to generate strong and consistent investment returns. The Fund also used listed options and total return swaps to fully utilize the research process. Please see the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

Investments That Contributed to Performance

The Fund's outperformance can be attributed primarily to its holdings in the energy and industrials sectors.

Integrated oil company Hess Corp. was the top contributor to performance for the period. The company benefited from the rising price of oil during 2007, as well as increased appreciation for the future production potential from Hess' new projects, including deep water projects in the Gulf of Mexico and off the coast of Brazil. Given the price appreciation during the period, we trimmed the position in order to harvest profits.

Tata Steel was another strong individual contributor. The stock was first purchased in March 2006. The investment thesis was based on the fact that the company is an integrated steel producer, meaning it controls its own iron ore, and it had high operating margins with a strong balance sheet. Tata shares declined after the company won a three-month bidding war for U.K.-based steelmaker Corus Group. The market reacted as if Tata had destroyed shareholder value by overpaying for Corus (Tata paid 34% more than its initial bid) and diluted its own high-return business. In addition, investors feared that the company employed significant financial leverage while simultaneously raising its operating leverage to the steel pricing cycle. However, rising steel prices boosted profits and we exited the position to harvest gains.

Stocks That Hurt Performance

Areas of weakness included the financials and communications sectors, where select holdings fell short of our expectations.

The subprime loan issues that have dominated the financial markets for months weighed on the stock price of global investment bank Merrill Lynch. The stock initially had suffered from uncertainty and later from the announcement of large write-downs in its mortgage assets. While we believe the valuation is low, we remain concerned about further charge-

54 Janus Adviser Series January 31, 2008

(unaudited)

offs in Merrill Lynch's mortgage portfolio. Therefore, we exited the position.

Citigroup was also negatively impacted by the subprime credit issues in the market, which caused a larger-than-expected charge-off and resulted in the dismissal of the CEO. We exited the position due to our concerns about the health of Citigroup's balance sheet and the stability of its dividend.

Outlook

With U.S. equity markets struggling for much of the time period, the investment team will continue to closely monitor several factors for directional cues. The U.S. labor market remains a key component to determining the outlook for the U.S. consumer given the weak housing sector and tightening credit conditions. We will also be monitoring conditions in the credit markets for signs of further deterioration. As the Fed works to balance its dual mandate of sustainable growth and price stability, we will be watching for signs that suggest the Fed is behind the curve and whether it can be effective in navigating these uncertain economic times. Finally, as bottom-up fundamental investors, we will continue to watch the future path of corporate earnings, credit conditions, liquidity and the balance sheet health of our individual holdings in an effort to determine whether current valuations represent an attractive risk/reward profile. As always, we will continue to emphasize bottom-up company analysis as our primary tool in our quest to add value for shareholders.

Thank you for your investment in Janus Adviser Fundamental Equity Fund.

Janus Adviser Fundamental Equity Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Hess Corp.	1.48%
Tata Steel, Ltd.	0.85%
NVR, Inc.	0.57%
Suncor Energy, Inc.	0.57%
Suntech Power Holdings Company, Ltd. (ADR)	0.47%

5 Largest Detractors from Performance – Holdings

Contribution
E*TRADE Financial Corp.	(1.13)%
Cypress Semiconductor Corp.	(0.89)%
Fannie Mae	(0.84)%
Merrill Lynch & Company, Inc.	(0.72)%
Citigroup, Inc.	(0.71)%

4 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Energy	2.26%	17.76%	15.42%
Industrials	0.76%	14.72%	15.98%
Health Care	0.71%	13.48%	12.73%
Other*	0.54%	1.18%	0.00%

* Industry not classified by Global Industry Classification standard.

4 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Financials	(5.03)%	17.29%	18.93%
Communications	(1.40)%	6.44%	9.21%
Technology	0.00%	18.21%	14.47%
Consumer	0.20%	10.92%	13.27%

Janus Adviser Series January 31, 2008 55

Janus Adviser Fundamental Equity Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2008

Hess Corp. Oil Companies - Integrated	3.3%
Owens-Illinois, Inc. Containers - Metal and Glass	3.2%
NRG Energy, Inc. Independent Power Producers	2.6%
AES Corp. Electric - Generation	2.6%
General Electric Co. Diversified Operations	2.5%
14.2%

Asset Allocation – (% of Net Assets)

As of January 31, 2008

Emerging markets comprised 0.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2008	As of July 31, 2007

56 Janus Adviser Series January 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2008										Expense Ratios – for the fiscal year ended July 31, 2007
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Fundamental Equity Fund - Class A Shares										1.15%	0.95	%(a)
NAV	(2.36)%	3.58%		13.80%		9.30%		11.94%
MOP	(8.00)%	(2.36)%		12.66%		8.75%		11.41%
Janus Adviser Fundamental Equity Fund - Class C Shares										1.90%	1.71	%(a)
NAV	(2.73)%	2.61%		13.23%		8.67%		11.29%
CDSC	(3.68)%	1.66%
Janus Adviser Fundamental Equity Fund - Class I Shares	(2.28)%	3.63%		13.80%		9.30%		11.94%		0.85%	0.71	%(b)
Janus Adviser Fundamental Equity Fund - Class R Shares	(2.54)%	2.91%		13.51%		9.15%		11.80%		1.60%	1.45	%(c)
Janus Adviser Fundamental Equity Fund - Class S Shares	(2.47)%	3.19%		13.80%		9.30%		11.94%		1.34%	1.20	%(c)
S&P 500® Index	(4.32)%	(2.31)%		12.04%		5.14%		6.92%
Russell 1000® Growth Index	(3.15)%	0.51%		10.84%		2.69%		4.69%
Lipper Quartile - Class S Shares	–	1	st	1	st	1	st	1	st
Lipper Ranking - Class S Shares based on total returns for Large-Cap Core Funds	–	64/840		29/574		2/295		1/253

  Visit janus.com/info to view up-to-date performance
  and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Janus Adviser Series January 31, 2008 57

Janus Adviser Fundamental Equity Fund (unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risk, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Fundamental Equity Portfolio of Janus Aspen Series (the "Predecessor Fund") into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization.

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Effective November 7, 2007, the Janus Research Team led by Director of Research, Jim Goff, is managing Janus Adviser Fundamental Equity Fund.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The predecessor Fund's inception date - May 1, 1997

58 Janus Adviser Series January 31, 2008

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expenses Example - Class A Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$976.40	$4.72
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.82
Expenses Example - Class C Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$972.20	$8.43
Hypothetical (5% return before expenses)	$1,000.00	$1,016.59	$8.62
Expenses Example - Class I Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$977.20	$3.48
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.56
Expenses Example - Class R Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$974.60	$7.20
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.35
Expenses Example - Class S Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$975.30	$5.96
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09

*Expenses are equal to the annualized expense ratio of 0.95% for Class A Shares, 1.70% for Class C Shares, 0.70% for Class I Shares, 1.45% for Class R Shares and 1.20% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Adviser Series January 31, 2008 59

Janus Adviser Fundamental Equity Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Market Value
Common Stock - 95.8%
Advertising Sales - 1.1%
22,320	Lamar Advertising Co. - Class A*	$962,438
Aerospace and Defense - 0.3%
6,200	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)*	269,080
Agricultural Operations - 1.2%
9,295	Bunge, Ltd.	1,101,179
Applications Software - 0.5%
13,205	Microsoft Corp.	430,483
Athletic Footwear - 0.8%
11,745	NIKE, Inc. - Class B	725,371
Building - Residential and Commercial - 1.9%
2,725	NVR, Inc.*	1,720,838
Building and Construction Products - Miscellaneous - 1.5%
36,520	USG Corp.*,#	1,336,632
Casino Hotels - 0.9%
71,060	Melco PBL Entertainment (Macau), Ltd. (ADR)*	859,826
Computers - 1.4%
5,925	Apple, Inc.*	802,008
11,885	Hewlett-Packard Co.	519,969
		1,321,977
Computers - Integrated Systems - 0.2%
35,200	Bank Tec (144A)*,oo,§	176,000
Containers - Metal and Glass - 5.3%
73,275	Crown Holdings, Inc.*	1,796,703
58,735	Owens-Illinois, Inc.*	2,960,243
		4,756,946
Cosmetics and Toiletries - 1.5%
39,770	Avon Products, Inc.	1,392,745
Data Processing and Management - 0.6%
17,120	Paychex, Inc.	560,166
Diversified Operations - 2.5%
65,634	General Electric Co.**	2,324,100
Drug Delivery Systems - 1.1%
24,425	Hospira, Inc.*	1,004,112
Electric - Generation - 2.6%
123,875	AES Corp.*,ß	2,363,535
Electronic Components - Semiconductors - 1.2%
29,520	Microsemi Corp.*	670,694
25,005	SiRF Technology Holdings, Inc.*,#	382,827
		1,053,521
Enterprise Software/Services - 1.5%
65,530	Oracle Corp.*,**	1,346,642
Entertainment Software - 0.6%
12,450	Electronic Arts, Inc.*	589,757
Finance - Consumer Loans - 0.5%
37,720	Nelnet, Inc. - Class A#	501,299
Finance - Credit Card - 1.5%
28,090	American Express Co.	1,385,399

Shares or Principal Amount		Market Value
Finance - Investment Bankers/Brokers - 2.8%
44,605	JP Morgan Chase & Co.	$2,120,968
17,035	optionsXpress Holdings, Inc.	461,989
		2,582,957
Finance - Mortgage Loan Banker - 2.1%
36,775	Fannie Mae	1,245,201
22,325	Freddie Mac	678,457
		1,923,658
Finance - Other Services - 0.8%
1,160	CME Group, Inc.	717,924
Financial Guarantee Insurance - 0.2%
12,185	MBIA, Inc.#	188,868
Food - Diversified - 0.9%
27,953	Kraft Foods, Inc. - Class A	817,905
Independent Power Producer - 2.6%
61,885	NRG Energy, Inc.*	2,388,142
Industrial Automation and Robotics - 1.3%
20,545	Rockwell Automation, Inc.	1,171,476
Insurance Brokers - 1.6%
41,665	Willis Group Holdings, Ltd.	1,468,275
Investment Management and Advisory Services - 2.8%
36,475	National Financial Partners Corp.#	1,316,748
24,090	T. Rowe Price Group, Inc.	1,218,713
		2,535,461
Medical - Biomedical and Genetic - 1.6%
26,505	Celgene Corp.*	1,487,196
Medical - Drugs - 0.9%
17,845	Merck & Company, Inc.	825,867
Medical - HMO - 1.7%
27,140	Coventry Health Care, Inc.*	1,535,581
Medical Instruments - 1.2%
26,040	St. Jude Medical, Inc.*	1,054,880
Multimedia - 2.2%
24,475	McGraw-Hill Companies, Inc.	1,046,551
53,265	News Corporation, Inc. - Class A	1,006,709
		2,053,260
Oil - Field Services - 1.5%
64,205	BJ Services Co.	1,396,459
Oil and Gas Drilling - 1.3%
43,875	Nabors Industries, Ltd.*	1,194,278
Oil Companies - Exploration and Production - 2.5%
26,170	EOG Resources, Inc.	2,289,875
Oil Companies - Integrated - 3.3%
33,520	Hess Corp.	3,044,621
Oil Refining and Marketing - 1.6%
25,275	Valero Energy Corp.	1,496,027
Physician Practice Management - 0.6%
7,770	Pediatrix Medical Group, Inc.*	529,059
Power Converters and Power Supply Equipment - 1.3%
24,480	Hubbell, Inc.	1,167,206
Recreational Centers - 0.2%
3,335	Life Time Fitness, Inc.*	147,874
Reinsurance - 2.3%
470	Berkshire Hathaway, Inc. - Class B*	2,138,500

See Notes to Schedules of Investments and Financial Statements.
60 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Market Value
REIT - Diversified - 1.6%
87,142	CapitalSource, Inc.	$1,430,000
Respiratory Products - 1.5%
21,095	Respironics, Inc.*	1,381,933
Retail - Apparel and Shoe - 2.8%
19,830	Abercrombie & Fitch Co. - Class A	1,580,252
25,625	Nordstrom, Inc.	996,813
		2,577,065
Retail - Consumer Electronics - 0.6%
11,665	Best Buy Company, Inc.	569,369
Retail - Drug Store - 1.4%
31,920	CVS/Caremark Corp.	1,247,114
Retail - Jewelry - 1.2%
27,605	Tiffany & Co.	1,101,440
Retail - Restaurants - 0.5%
4,805	Chipotle Mexican Grill, Inc. - Class B*	460,415
Semiconductor Components/Integrated Circuits - 2.8%
121,850	Atmel Corp.*	385,046
64,380	Cypress Semiconductor Corp.*	1,368,075
70,115	Marvell Technology Group, Ltd.*	832,265
		2,585,386
Semiconductor Equipment - 1.4%
31,360	KLA-Tencor Corp.	1,310,221
Telecommunication Equipment - 1.5%
78,320	Arris Group, Inc.*	688,433
15,955	CommScope, Inc.*	707,604
		1,396,037
Telecommunication Equipment - Fiber Optics - 1.7%
63,020	Corning, Inc.	1,516,891
Telecommunication Services - 1.9%
46,115	SAVVIS, Inc.*	931,523
48,625	Time Warner Telecom, Inc. - Class A*,#	849,965
		1,781,488
Therapeutics - 2.0%
27,680	Amylin Pharmaceuticals, Inc.*,#	820,712
22,720	Gilead Sciences, Inc.*	1,038,077
		1,858,789
Tobacco - 1.4%
17,315	Altria Group, Inc.	1,312,823
Toys - 1.5%
65,555	Mattel, Inc.	1,377,311
Transportation - Services - 3.5%
24,865	C.H. Robinson Worldwide, Inc.	1,381,002
23,460	United Parcel Service, Inc. - Class B	1,716,333
		3,097,335
Wireless Equipment - 2.5%
42,435	Crown Castle International Corp.*	1,535,722
16,725	QUALCOMM, Inc.	709,475
		2,245,197
Total Common Stock (cost $91,043,236)		87,586,209

Shares or Principal Amount		Market Value
Money Markets - 4.2%
3,517,023	Janus Institutional Cash Management Fund - Institutional Shares, 3.95%	$3,517,023
322,500	Janus Institutional Money Market Fund - Institutional Shares, 3.81%	322,500
Total Money Markets (cost $3,839,523)		3,839,523
Other Securities - 3.2%
1,658,501	Allianz Dresdner Daily Asset Fund†	1,658,501
1,313,373	Time Deposits†	1,313,373
Total Other Securities (cost $2,971,874)		2,971,874
Total Investments (total cost $97,854,633) – 103.2%		94,397,606
Liabilities, net of Cash, Receivables and Other Assets – (3.2)%		(2,930,998)
Net Assets – 100%		$91,466,608

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$4,595,997	4.9%
Brazil	269,080	0.3%
Hong Kong	859,826	0.9%
United States††	88,672,703	93.9%
Total	$94,397,606	100.0%

††Includes Short-Term and Other Securities (86.7% excluding Short-Term and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 61

Janus Adviser Fundamental Equity Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Total Return Swaps outstanding at January 31, 2008

Counterparty	Notional Amount	Return Paid by the Fund	Return Received by the Fund	Termination Date	Unrealized Appreciation/ Depreciation
Lehman Brothers	$(205,132)	1- month S&P 500 Index	1-month Fannie Mae
		plus LIBOR	plus LIBOR
		minus 5 basis points	plus 20 basis points	7/24/08	$(209,307)

See Notes to Schedules of Investments and Financial Statements.
62 Janus Adviser Series January 31, 2008

Janus Adviser Contrarian Fund (unaudited)

Fund Snapshot

This fund relies on detailed research to find out-of-favor companies believed to have unrecognized value.

David Decker

portfolio manager

Performance Review

Thank you for your continued investment in Janus Adviser Contrarian Fund. During the six-month period ended January 31, 2008, the Fund's Class S Shares generated a return of 2.23%, outperforming the (4.32)% return of the S&P 500® Index, the Fund's primary benchmark and the (5.26)% return of the Morgan Stanley Capital International (MSCI) All Country World IndexSM, the Fund's secondary benchmark.

Economic Overview

Loose credit standards that had helped power the U.S. housing boom over the previous five years were exposed in the past six months, leading to an extremely volatile market environment, an environment that persists as of this writing. The euphoric reaction to the Federal Reserve's attempt to rescue the credit markets with an initial 50 basis point rate reduction in September, followed by additional reductions including a 75 basis point reduction in January, proved short-lived, as it became increasingly clear that the economic problems were potentially more severe than anticipated and were unlikely to be solved with rate reductions alone.

Because I focus on identifying individual opportunities around the world for the Fund irrespective of the market environment, I generally refrain from commenting on the overall market. However, I am increasingly concerned that the U.S. housing crisis, as well as the resulting crisis in credit, will continue to have a negative impact on U.S. economic growth. Accordingly, I believe it is likely that the U.S. market in particular will not act as a tailwind for investment returns, as has been the case over the past few years. In such an environment, strong returns may be more difficult to come by.

Hedging

While forecasting the market is generally a fruitless activity, there are times when the risks in the market are clearly elevated. This, I believe, is one of them. In light of these concerns, I want to spend a few moments discussing hedging activities. As I wrote in the annual letter to shareholders for the period ended July 31, 2007, I became increasingly concerned with the equity markets due to the fact that they continued to show astonishing strength, despite mounting evidence of the possibility of economic weakness resulting from the worsening housing market. My feeling was that this strength bordered on complacency. I therefore chose to buy index put options in an attempt to protect the Fund in the event of a severe downturn in the markets. An index put option increases in value when the underlying asset decreases in value. By buying index put options, I was endeavoring to partially offset the negative impact of any weakness in the broad market. In the normal course of business, I also use forward foreign currency exchange contracts to buy and sell currencies in order to fix the exchange rate in which the foreign securities are priced. (Please see "Notes to Financial Statements" for information about the hedging techniques used by the Fund.)

When considering an investment for Janus Adviser Contrarian Fund, the analyst team and I carefully consider the relationship between the risk and reward. We only invest in companies that our analysis indicates have favorable risk/reward (more upside than downside) potential, and we avoid or sell those with negative risk/reward profiles. In other words, we are trying to identify companies that we believe have less downside risk than upside potential, and we believe we can achieve this through good fundamental analysis and stock picking. However, it is sometimes the case that the market itself exhibits an unfavorable risk/reward profile. Since the Fund is generally fully invested at all times, I will purchase put options to protect the portfolio from a severe market disruption when I believe the market is not pricing downside risk properly. It is important for shareholders to understand that the use of these options is for the purpose of hedging risk and is a form of protection against severe market disruption.

Positions That Performed Well

There were a number of positions that performed well in the period and contributed significantly to the strong overall performance of the Fund. Strong stock selection in financial services and materials, and an overweight exposure to utilities drove performance during the period. From a regional perspective, strong performance from the Indian equity market boosted shares of several India-based holdings within the Fund.

Among Fund holdings in financials, India's ICICI Bank added over 37% during the period. At the end of the period we maintained our position in ICICI Bank, India's leading domestic banking franchise, as it continued to benefit from accelerating loan growth in India.

Janus Adviser Series January 31, 2008 63

Janus Adviser Contrarian Fund (unaudited)

In materials, glass manufacturer Owens-Illinois added over 26% during the period. We continue to find the shares of Owens-Illinois attractive, and believe that management will drive further value creation in the months ahead through additional restructuring of its glass operations to create a more global manufacturing footprint.

Conglomerate Reliance Industries and engineering firm Larsen & Toubro were among the top contributors to performance during the period amid the strength in the Indian equity market.

I highlight these companies because, as an investor in Janus Adviser Contrarian Fund, you should understand that I fundamentally believe that it is vital to look globally for investment opportunities. In fact, some of the best investment opportunities lie beyond the borders of the United States, and I believe it is our job to find them. This is why we travel the world looking for great, overlooked investment ideas. Buying popular names is, from my perspective, not the best way to generate superior returns. I believe the best returns come from buying companies before they become popular.

Positions That Performed Poorly

This period saw a number of investments that faired poorly. Making mistakes is an unfortunate part of this business; the key is to minimize the damage caused by a mistake, understand the reason behind that mistake, and most importantly, apply that understanding toward future investment decisions.

Weak stock selection in health care and an underweight exposure to consumer staples detracted from relative performance during the period. In health care, biotechnonology company Amgen declined more than 13% amid continued concerns about Medicare reimbursement guidelines for key anemia drug Epogen, which may limit its long-term market potential, especially in treating certain forms of cancer. We believe that Amgen shares are trading at a valuation that largely reflects the worst-case scenario, and that notwithstanding these recent setbacks, the company continues to generate strong free cash flow and has an opportunity to drive value creation through significant cost reductions.

Elsewhere, in consumer discretionary, retailer J.C. Penney, a company that we believe is one of the best-managed companies in its industry, was the single largest detractor during the period, declining nearly 30% amid weak earnings results and continued concerns about a slowdown in consumer spending. Notwithstanding a challenging economic environment, management continues to execute well and we believe the valuation remains attractive.

In financial services, Singapore-based property developer CapitaLand was the second-largest detractor during the period, shedding nearly 16% amid broad weakness in Asian equity markets. We maintained our position in the stock as of the end of the period as the company continued to drive higher returns by shifting its focus away from the lower-yielding Singapore office property market into faster-growing and higher-yielding Asian markets.

Concluding Comments

In conclusion, I would expect the U.S. equity markets to continue to witness a high degree of volatility until the economic impact of the collapse in the housing market, as well as the weak credit markets, can be better quantified. If the U.S. economy weakens further, it is certainly possible that it will impact overseas markets as well; however, I remain constructive on the prospects for continued economic growth overseas, Asia in particular.

Irrespective of the direction of the markets, the Fund's outstanding team of analysts and I are committed to traveling the world in an effort to identify out-of-favor or misunderstood investment opportunities that, from our perspective, have intrinsic value that is greater than being recognized by the market. In fact, the recent volatility in the markets has created some excellent opportunities to buy high-quality companies at attractive prices. I am confident that the companies that represent the holdings of Janus Adviser Contrarian Fund should compound value for shareholders over time. Thank you again for your continued investment in Janus Adviser Contrarian Fund.

64 Janus Adviser Series January 31, 2008

(unaudited)

Janus Adviser Contrarian Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Owens-Illinois, Inc.	1.50%
Reliance Industries, Ltd.	1.00%
ICICI Bank, Ltd.	0.74%
Larsen & Toubro, Ltd.	0.46%
Cypress Semiconductor Corp.	0.40%

5 Largest Detractors from Performance – Holdings

Contribution
J.C. Penny Company, Inc.	(0.93)%
CapitaLand, Ltd.	(0.38)%
Amgen, Inc.	(0.37)%
BJ Services Co.	(0.37)%
British Sky Broadcasting Group PLC	(0.34)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Energy	1.37%	12.42%	11.88%
Materials	1.15%	14.21%	3.23%
Information Technology	0.61%	2.98%	16.34%
Financials	0.35%	22.44%	18.93%
Utilities	0.25%	9.25%	3.54%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Consumer Discretionary	(1.97)%	21.29%	9.07%
Consumer Staples	(0.22)%	2.68%	9.90%
Industrials	(0.21)%	6.54%	11.49%
Health Care	(0.07)%	8.20%	11.98%
Telecommunication Services	0.00%	0.00%	3.64%

Janus Adviser Series January 31, 2008 65

Janus Adviser Contrarian Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2008

Owens-Illinois, Inc. Containers - Metal And Glass	6.6%
Liberty Global, Inc. - Class A Broadcast Services And Programming	4.8%
Coventry Health Care, Inc. Medical - HMO	3.6%
Tenaga Nasional Berhad Electric - Integrated	3.3%
Reliance Industries, Ltd. Oil Refining And Marketing	2.9%
21.2%

Asset Allocation – (% of Net Assets)

As of January 31, 2008

Emerging markets comprised 21.9% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2008	As of July 31, 2007

66 Janus Adviser Series January 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2008						Expense Ratios – for the fiscal year ended July 31, 2007
	Fiscal Year-to-Date	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Contrarian Fund - Class A Shares						1.38%	1.21	%(a)
NAV	2.36%	10.41%		18.68%
MOP	(3.64)%	4.10%		15.91%
Janus Adviser Contrarian Fund - Class C Shares						2.10%	1.96	%(a)
NAV	1.98%	9.64%		17.79%
CDSC	0.83%	8.55%
Janus Adviser Contrarian Fund - Class I Shares	2.49%	10.70%		18.05%		1.01%	0.97	%(b)
Janus Adviser Contrarian Fund - Class R Shares	2.11%	9.97%		18.09%		1.97%	1.72	%(c)
Janus Adviser Contrarian Fund - Class S Shares	2.23%	10.16%		18.37%		1.56%	1.46	%(c)
S&P 500® Index	(4.32)%	(2.31)%		6.47%
Morgan Stanley Capital International All Country World IndexSM	(5.26)%	1.51%		11.91%
Lipper Quartile - Class S Shares	–	1	st	1	st
Lipper Ranking - Class S Shares based on total returns for Multi-Cap Core Funds	–	14/880		3/723

  Visit janus.com/info to view up-to-date performance
  and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Janus Adviser Series January 31, 2008 67

Janus Adviser Contrarian Fund (unaudited)

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).

The Fund's performance may be affected by risks that include those associated with non-diversification, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund held approximately 13.9% of its total investments in Indian securities as of January 31, 2008, and the Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's Class A Shares, Class C Shares, Class R Shares, and Class S Shares (formerly named Class I Shares) commenced operations on August 1, 2005. The performance shown for Class A Shares, Class C Shares, Class R Shares and Class S Shares reflect the performance of the Fund's respective class from August 1, 2005 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 through the most recent period shown and the performance of the Fund's Class S Shares from August 1, 2005 to November 28, 2005, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

August 4, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date - August 1, 2005

68 Janus Adviser Series January 31, 2008

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,023.60	$6.00
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.99
Expense Example - Class C Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,019.80	$9.90
Hypothetical (5% return before expenses)	$1,000.00	$1,015.33	$9.88
Expense Example - Class I Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,024.90	$4.73
Hypothetical (5% return before expenses)	$1,000.00	$1,020.46	$4.72
Expense Example - Class R Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,021.10	$8.38
Hypothetical (5% return before expenses)	$1,000.00	$1,016.84	$8.36
Expense Example - Class S Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,022.30	$7.17
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.15

*Expenses are equal to the annualized expense ratio of 1.18% for Class A Shares, 1.95% for Class C Shares, 0.93% for Class I Shares, 1.65% for Class R Shares and 1.41% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Adviser Series January 31, 2008 69

Janus Adviser Contrarian Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares/Principal/Contract Amounts		Value
Common Stock - 94.7%
Airport Development - Maintenance - 0.5%
348,721	Macquarie Airports**	$1,232,889
Brewery - 2.5%
81,804	InBev N.V.	6,736,287
Broadcast Services and Programming - 7.6%
316,565	Liberty Global, Inc. - Class A*	12,792,391
70,060	Liberty Global, Inc. - Class C*	2,606,232
43,330	Liberty Media Corp. - Capital*	4,663,174
		20,061,797
Building and Construction Products - Miscellaneous - 0.5%
33,075	USG Corp.*,#	1,210,545
Building Products - Cement and Aggregate - 2.7%
184,102	Cemex S.A. de C.V. (ADR)*,#	4,991,005
744,700	Gujarat Ambuja Cements, Ltd.	2,307,576
		7,298,581
Building Products - Wood - 0.7%
80,030	Masco Corp.	1,835,088
Cable Television - 1.9%
218,210	DIRECTV Group, Inc.*	4,927,182
Casino Hotels - 0.6%
152,881	Crown, Ltd.*,**	1,597,205
Commercial Banks - 4.8%
110,120	ICICI Bank, Ltd.#	3,241,005
106,990	ICICI Bank, Ltd. (ADR)	6,500,713
259,300	Mitsubishi UFJ Financial Group, Inc.*	2,568,549
106	Mizuho Financial Group, Inc.*	502,462
		12,812,729
Containers - Metal and Glass - 6.6%
350,160	Owens-Illinois, Inc.*	17,648,064
Distribution/Wholesale - 1.0%
684,525	Li & Fung, Ltd.	2,632,749
Diversified Operations - 0.6%
304,000	China Merchants Holdings International Company, Ltd.	1,478,142
Electric - Generation - 1.8%
739,900	Datang International Power Generation Company, Ltd.	457,790
871,868	National Thermal Power Corporation, Ltd.	4,392,494
		4,850,284
Electric - Integrated - 3.3%
3,112,945	Tenaga Nasional Berhad	8,810,272
Electric - Transmission - 1.3%
1,308,625	Power Grid Corporation of India Ltd.*	3,462,797
Engineering - Research and Development Services - 1.7%
38,455	Larsen & Toubro, Ltd.	3,603,503
8,935	Larsen & Toubro, Ltd. (GDR)	827,545
		4,431,048
Finance - Mortgage Loan Banker - 0.9%
31,230	Housing Development Finance Corporation, Ltd.	2,270,297
Food - Diversified - 0.7%
166,266	Cadbury Schweppes PLC**	1,835,038

Shares/Principal/Contract Amounts		Value
Forestry - 4.4%
135,125	Plum Creek Timber Company, Inc.	$5,641,469
89,477	Weyerhaeuser Co.*	6,059,382
		11,700,851
Hotels and Motels - 0.0%
85	Home Inns & Hotels Management, Inc. (ADR)*	2,379
Independent Power Producer - 2.3%
158,545	NRG Energy, Inc.*	6,118,252
Investment Companies - 0.8%
812,355	Australian Infrastructure Fund**	2,023,181
Investment Management and Advisory Services - 0%
437	Future Capital Holdings, Ltd.oo	8,491
Medical - Biomedical and Genetic - 2.4%
137,670	Amgen, Inc.*	6,414,045
Medical - HMO - 3.6%
171,380	Coventry Health Care, Inc.*	9,696,680
Medical Products - 1.8%
62,530	Zimmer Holdings, Inc.*	4,894,223
Metal - Diversified - 0.7%
187,420	Ivanhoe Mines, Ltd. (U.S. Shares)*	1,810,477
Metal Processors and Fabricators - 0.6%
230,438	Bharat Forge, Ltd.	1,659,758
Multimedia - 1.8%
150,976	Consolidated Media Holdings, Ltd.**	610,204
225,730	News Corporation, Inc. - Class A	4,266,297
230	News Corporation, Inc. - Class B	4,471
		4,880,972
Oil - Field Services - 0.4%
45,630	BJ Services Co.	992,453
Oil Companies - Exploration and Production - 4.0%
81,750	Chesapeake Energy Corp.	3,043,553
118,174	Forest Oil Corp.*	5,343,828
76,605	Sandridge Energy, Inc.*	2,331,090
		10,718,471
Oil Companies - Integrated - 1.5%
36,020	Petroleo Brasileiro S.A. (ADR)	4,003,263
Oil Refining and Marketing - 2.9%
123,829	Reliance Industries, Ltd.	7,822,179
Paper and Related Products - 0.4%
314,638	Ballarpur Industries, Ltd.	1,120,255
Pipelines - 3.4%
93,850	Enbridge, Inc.#	3,748,203
100,239	Kinder Morgan Management LLC*	5,412,906
		9,161,109
Publishing - Periodicals - 0.2%
54,870	Playboy Enterprises, Inc. - Class B*	465,298
Real Estate Management/Services - 3.9%
213,575	CB Richard Ellis Group, Inc.*	4,145,491
238,480	Mitsubishi Estate Company, Ltd.*	6,343,347
		10,488,838

See Notes to Schedules of Investments and Financial Statements.
70 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares/Principal/Contract Amounts		Value
Real Estate Operating/Development - 6.2%
1,452,000	CapitaLand, Ltd.**	$6,107,901
1,451,900	New World Development Company, Ltd.	4,504,873
149,740	St. Joe Co.#	5,812,907
		16,425,681
Recreational Vehicles - 0.0%
35	Polaris Industries, Inc.#	1,520
Reinsurance - 0.7%
415	Berkshire Hathaway, Inc. - Class B*	1,888,250
REIT - Diversified - 1.3%
37,980	Vornado Realty Trust	3,433,392
REIT - Mortgages - 0.6%
69,550	Gramercy Capital Corp.#	1,610,083
REIT - Office Property - 0.0%
305	American Financial Realty Trust	2,510
REIT - Warehouse and Industrial - 2.4%
109,850	ProLogis	6,519,598
Resorts and Theme Parks - 1.7%
96,550	Vail Resorts, Inc.*	4,570,677
Retail - Consumer Electronics - 1.1%
27,610	Yamada Denki Company, Ltd.*	2,949,667
Retail - Major Department Stores - 3.2%
114,995	J.C. Penney Company, Inc.	5,451,913
193,124	Pantaloon Retail India, Ltd.	2,947,399
		8,399,312
Soap and Cleaning Preparations - 1.0%
51,129	Reckitt Benckiser PLC**	2,676,083
Television - 1.4%
340,561	British Sky Broadcasting Group PLC**	3,722,932
Transportation - Railroad - 0.3%
75,675	All America Latina Logistica (GDR)	815,186
220	All America Latina Logistica (GDR)	2,378
		817,564
Total Common Stock (cost $247,533,487)		252,129,438
Purchased Options - Puts - 1.5%
7,251	MSCI World Exchange Index expires March 2008 exercise price $1,259.92	214,941
5,722	MSCI World Exchange Index expires March 2008 exercise price $1,343.00	363,383
7,252	MSCI World Exchange Index expires March 2008 exercise price $1,406.56	773,334
674 NASDAQ - 100 Shares Trust expires February 2008	exercise price $46.00	123,342
1,251	Russell 2000 Index expires March 2008 exercise price $69.00	326,511
939	Russell 2000 Index expires March 2008 exercise price $70.00	309,870
114	S&P 500® Index expires February 2008 exercise price $1,330.00	164,161

Shares/Principal/Contract Amounts		Value
Purchased Options - Puts - (continued)
1,937	S&P Asia 50 Index expires February 2008 exercise price $3,577.00	$760,345
3,035	S&P Asia 50 Index expires March 2008 exercise price $3,385.00	916,592
Total Purchased Options – Puts (premiums paid $2,909,940)		3,952,479
Money Markets - 2.5%
3,966,000	Janus Institutional Cash Management Fund - Institutional Shares - 3.95%	3,966,000
2,795,000	Janus Institutional Money Market Fund - Institutional Shares - 3.81%	2,795,000
Total Money Markets (cost $6,761,000)		6,761,000
Other Securities - 7.4%
14,168,566	Allianz Dresdner Daily Asset Fund†	14,168,566
5,491,949	Time Deposits†	5,491,949
Total Other Securities (cost $19,660,515)		19,660,515
Total Investments (total cost $276,864,942) – 106.1%		282,503,432
Liabilities, net of Cash, Receivables and Other Assets – (6.1)%		(16,285,598)
Net Assets – 100%		$266,217,834

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$5,463,479	1.9%
Belgium	6,736,287	2.4%
Bermuda	2,632,749	0.9%
Brazil	4,820,827	1.7%
Canada	5,558,680	2.0%
Cayman Islands	2,379	0.0%
China	457,790	0.2%
Hong Kong	5,983,015	2.1%
India	39,336,467	13.9%
Japan	12,364,025	4.4%
Malaysia	8,810,272	3.1%
Mexico	4,991,005	1.8%
Singapore	6,107,901	2.2%
United Kingdom	8,234,053	2.9%
United States††	171,004,503	60.5%
Total	$282,503,432	100.0%

††Includes Short-Term Securities and Other Securities (51.2% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S.$	Unrealized Gain/(Loss)
Australian Dollar 4/16/08	2,900,000	$2,576,003	$14,944
British Pound 5/14/08	2,501,500	4,940,096	116,824
Singapore Dollar 4/16/08	3,000,000	2,124,470	(49,064)
Total		$9,640,569	$82,704

Value
Schedule of Written Options - Puts
S&P 500® Index expires February 2008 120 contracts exercise price $126.00 (Premiums received $107,760)	$(108,000)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 71

Janus Adviser Balanced Fund (unaudited)

Fund Snapshot

The fund combines the growth potential of stocks with the balance of bonds.

Marc Pinto

co-portfolio manager

Gibson Smith

co-portfolio manager

Performance Overview

Janus Adviser Balanced Fund's Class S Shares returned 2.78% for the six-month period ended January 31, 2008, compared with a 0.83% return by the Balanced Index, an internally-calculated secondary benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Fund's primary benchmark, and a 45% weighting in the Lehman Brothers Government/Credit Index, the Fund's other secondary benchmark, which returned (4.32)% and 7.15%, respectively.

Economic Overview

Equity markets worldwide began and ended the six-month period ended January 31, 2008 on a volatile note amid concerns over the subprime-related turmoil in the credit markets and the uncertain near-term outlook for the U.S. economy and corporate profit growth. U.S. equity markets managed to recover from the first round of credit market problems, hitting record highs in mid-October as central banks around the world injected liquidity and the U.S. Federal Reserve (Fed) began to lower its target interest rate. But profit warnings, larger-than-expected asset value charge-offs related to subprime mortgages and evidence that credit markets were still struggling to return to normal helped to quickly turn sentiment negative. Through all of this, domestic stock prices were led lower by small cap issues while growth-oriented names outperformed their value counterparts. Economically sensitive areas of the market, like financials and consumer discretionary, weighed on the markets while somewhat defensive sectors, such as utilities and consumer staples, turned in modest gains.

As January came to a close, many issues supporting equity prices were fading. While domestic valuations were still believed to be reasonable, particularly with interest rates at multi-year lows, mixed signals on the U.S. consumer and slowing earnings momentum were becoming a greater concern. Adding to investor anxiety was the slowing growth in the labor market. January's payroll numbers were weaker than expected, suggesting that one pillar of strength for the economy may be starting to feel the impact of the housing slowdown and subsequent credit market turmoil. In the end, questions remained surrounding the magnitude of slowing growth in the U.S. and whether the rest of the world would follow suit.

Stock Selection Benefited Fund Performance

The Fund's outperformance can be attributed primarily to strong, individual stock selection within the materials sector, as well as an overweight position in consumer staples. The top contributor to performance was fertilizer company Potash Corporation of Saskatchewan, where price increases and declining inventories continued to drive returns. We believe the business remains intact and the secular tailwinds of rising agriculture demand, limited potash supply and pricing power are firmly in place. We also believe the company's strong forecasted revenues provide for predictability. However, given the strong recent performance of Potash Corp., we trimmed the position to accurately reflect our view of the risk/reward profile.

Also within the agricultural space, Swiss-based Syngenta, a leader in crop protection, gained in the period aided by higher commodity prices for corn and soybeans. Additionally, Syngenta's business has been experiencing improving fundamentals in the Brazilian market as more acreage is planted. Following the period of strong performance, we trimmed the position but maintain the view that Syngenta should continue to benefit from the strong secular tailwinds in agriculture and its position in the industry.

Select Financials Stocks Detracted from Results

Negative attribution in the period primarily came from financial holdings and the consumer discretionary sector.

Student loan provider SLM Corp., formerly "Sallie Mae" declined after the deal to take it private was called off. Investors were concerned that SLM's earnings outlook would be revised downward as its credit costs increased. Given that potential earnings risk, we exited the position.

Staying within financials, home mortgage provider Fannie Mae was also weak in the period, after it announced non-cash mark-to-market charges on its retained portfolio due to Generally Accepted Accounting Principles (GAAP) accounting regulations. We added to our position in Fannie as we do not see the accounting issues affecting the underlying business fundamentals, which we believe are improving. Given the company's position as the "lender of last resort," it could benefit from a market environment of rising risk premiums.

72 Janus Adviser Series January 31, 2008

(unaudited)

Fixed-Income Investments Provided Positive Results

The strongest contribution to returns in the fixed-income portion of the Fund came from our overweight position in U.S. Treasuries. Our higher quality bias protected us as credit and subprime mortgage concerns continued to drive risk premiums wider and Treasury yields lower during the period. At the end of the period, we held no mortgage-backed pass-through security exposure as we believe concerns about future volatility in the sector support an overweight position in the highest-quality sectors among government securities. We are currently underweight in credit but will look to add to our highest conviction, strong free cash flow, potentially recession-resistant names as the risk/reward profiles become more compelling to us.

Outlook

With U.S. equity markets struggling for much of the time period, the investment team will continue to closely monitor several factors for directional cues. The U.S. labor market remains a key component to determining the outlook for the U.S. consumer given the weak housing sector and tightening credit conditions. We will also be monitoring conditions in the credit markets for signs of further deterioration. Finally, as bottom-up fundamental investors, we will continue to watch the future path of corporate earnings, credit conditions, liquidity, and the balance sheet health of our individual holdings in an effort to determine whether current valuations represent an attractive risk/reward profile. As always, we will emphasize bottom-up company analysis as our primary tool in our quest to add value for shareholders.

Thank you for investing in Janus Adviser Balanced Fund.

Janus Adviser Balanced Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	2.10%
Syngenta A.G.	1.08%
Syngenta A.G. (ADR)	0.77%
Altria Group, Inc.	0.56%
Gilead Sciences, Inc.	0.46%

5 Largest Detractors from Performance – Holdings

Contribution
SLM Corp.	(1.60)%
Fannie Mae	(1.12)%
American Express Co.	(0.59)%
Starwood Hotels & Resorts Worldwide, Inc.	(0.57)%
Lamar Advertising Co.	(0.39)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Materials	3.96%	9.21%	3.23%
Consumer Staples	1.36%	19.89%	9.90%
Energy	0.30%	9.27%	11.88%
Telecommunication Services	0.00%	0.00%	3.64%
Utilities	0.00%	0.00%	3.54%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	S&P 500® Index Weighting
Financials	(3.16)%	11.60%	18.93%
Consumer Discretionary	(1.49)%	10.91%	9.07%
Information Technology	(0.86)%	14.62%	16.34%
Industrials	(0.27)%	12.63%	11.49%
Health Care	(0.04)%	11.89%	11.98%

Janus Adviser Series January 31, 2008 73

Janus Adviser Balanced Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2008

Roche Holding A.G. Medical - Drugs	2.8%
ConocoPhillips Oil Companies - Integrated	2.8%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	2.5%
Altria Group, Inc. Tobacco	2.3%
General Electric Co. Diversified Operations	2.1%
12.5%

Asset Allocation – (% of Net Assets)

As of January 31, 2008

Emerging markets comprised 1.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2008	As of July 31, 2007

74 Janus Adviser Series January 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2008									Expense Ratios – for the fiscal year ended July 31, 2007
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Balanced Fund - Class A Shares									0.87%	0.83	%(a)
NAV	2.90%	6.82%		9.88%		8.53%		10.66%
MOP	(3.06)%	0.66%		8.77%		7.98%		10.50%
Janus Adviser Balanced Fund - Class C Shares									1.63%	1.57	%(a)
NAV	2.48%	6.04%		9.32%		7.91%		10.18%
CDSC	1.54%	5.08%
Janus Adviser Balanced Fund - Class I Shares	3.01%	7.17%		9.88%		8.53%		10.66%	0.61%	0.58	%(b)
Janus Adviser Balanced Fund - Class R Shares	2.61%	6.33%		9.63%		8.27%		10.61%	1.35%	1.33	%(c)
Janus Adviser Balanced Fund - Class S Shares	2.78%	6.58%		9.88%		8.53%		10.66%	1.09%	1.07	%(c)
S&P 500® Index	(4.32)%	(2.31)%		12.04%		5.14%		9.89%
Lehman Brothers Government/ Credit Index	7.15%	9.36%		4.83%		6.07%		6.13%
Balanced Index	0.83%	3.01%		8.88%		5.91%		8.47%
Lipper Quartile - Class S Shares	–	1	st	2	nd	1	st	N/A**
Lipper Ranking - Class S Shares based on total returns for Mixed-Asset Target Allocation Growth Funds	–	31/653		208/419		10/266		N/A**

  Visit janus.com/info to view up-to-date performance
  and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Janus Adviser Series January 31, 2008 75

Janus Adviser Balanced Fund (unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with non-investment grade debt securities, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risk, portfolio holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Balanced Portfolio of Janus Aspen Series (the "Predecessor Fund") into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

May 1, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The predecessor Fund's inception date - September 13, 1993

**The Lipper ranking for the Fund's Class S Shares is not available

76 Janus Adviser Series January 31, 2008

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,029.00	$4.18
Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.17
Expense Example - Class C Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,024.80	$7.99
Hypothetical (5% return before expenses)	$1,000.00	$1,017.24	$7.96
Expense Example - Class I Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,030.10	$2.91
Hypothetical (5% return before expenses)	$1,000.00	$1,022.27	$2.90
Expense Example - Class R Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,026.10	$6.77
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.75
Expense Example - Class S Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,027.80	$5.45
Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.43

*Expenses are equal to the annualized expense ratio of 0.82% for Class A Shares, 1.57% for Class C Shares, 0.57% for Class I Shares, 1.33% for Class R Shares and 1.07% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Adviser Series January 31, 2008 77

Janus Adviser Balanced Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Common Stock - 56.9%
Advertising Sales - 0.5%
55,910	Lamar Advertising Co.*	$2,410,839
Aerospace and Defense - 1.3%
253,095	BAE Systems PLC**	2,357,647
30,195	Boeing Co.	2,511,620
49,535	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	2,149,819
		7,019,086
Agricultural Chemicals - 5.6%
91,335	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	12,867,274
32,967	Syngenta A.G.	8,697,465
156,065	Syngenta A.G. (ADR)	8,230,868
		29,795,607
Apparel Manufacturers - 0.7%
299,985	Esprit Holdings, Ltd.	3,901,414
Athletic Footwear - 0.6%
48,920	NIKE, Inc. - Class B	3,021,299
Audio and Video Products - 0.5%
50,840	Sony Corp. (ADR)**	2,414,392
Automotive - Cars and Light Trucks - 0.6%
51,854	BMW A.G.**	2,886,070
Beverages - Non-Alcoholic - 1.3%
70,460	Coca-Cola Co.	4,169,118
35,705	PepsiCo, Inc.	2,434,724
		6,603,842
Brewery - 1.2%
75,775	InBev N.V.**	6,239,819
Building Products - Air and Heating - 0.5%
55,930	Daikin Industries, Ltd.*,**	2,514,576
Casino Hotels - 0.8%
231,008	Crown, Ltd.*	2,413,427
24,550	MGM Mirage*	1,797,551
		4,210,978
Commercial Services - Finance - 0.2%
50,825	Western Union Co.	1,138,480
Computers - 1.4%
14,040	Apple, Inc.*	1,900,454
100,910	Hewlett-Packard Co.	4,414,813
10,015	Research In Motion, Ltd. (U.S. Shares)*	940,208
		7,255,475
Computers - Memory Devices - 1.3%
416,415	EMC Corp.*	6,608,506
Cosmetics and Toiletries - 1.8%
141,115	Avon Products, Inc.	4,941,847
67,845	Procter & Gamble Co.	4,474,378
		9,416,225
Diversified Operations - 2.4%
305,491	General Electric Co.	10,817,437
835,595	Melco International Development, Ltd.	1,172,916
9,950	Siemens A.G.**	1,294,625
		13,284,978

Shares or Principal Amount		Value
E-Commerce/Services - 0.7%
50,745	eBay, Inc.*	$1,364,533
133,165	Liberty Media Corp. - Interactive*	2,118,655
		3,483,188
Electric Products - Miscellaneous - 0.3%
26,730	Emerson Electric Co.	1,358,953
Electronic Components - Semiconductors - 2.0%
6,756	Samsung Electronics Company, Ltd.	4,332,801
198,568	Texas Instruments, Inc.	6,141,708
		10,474,509
Energy - Alternate Sources - 0.2%
15,025	Suntech Power Holdings Company, Ltd. (ADR)*	822,318
Enterprise Software/Services - 1.3%
321,470	Oracle Corp.*	6,606,209
Finance - Credit Card - 1.8%
186,115	American Express Co.	9,179,192
Finance - Investment Bankers/Brokers - 1.2%
126,635	JP Morgan Chase & Co.	6,021,494
Finance - Mortgage Loan Banker - 0.9%
132,765	Fannie Mae	4,495,423
Food - Diversified - 2.2%
48,450	Kraft Foods, Inc. - Class A	1,417,647
22,770	Nestle S.A.	10,179,480
		11,597,127
Hotels and Motels - 0.9%
108,755	Starwood Hotels & Resorts Worldwide, Inc.	4,921,164
Industrial Automation and Robotics - 0.4%
40,170	Rockwell Automation, Inc.	2,290,493
Machinery - General Industrial - 0.5%
3,037,095	Shanghai Electric Group Company, Ltd.	2,363,826
Medical - Biomedical and Genetic - 0.4%
39,015	Celgene Corp.*	2,189,132
Medical - Drugs - 4.0%
110,425	Merck & Company, Inc.	5,110,469
82,070	Roche Holding A.G.	14,873,477
35,475	Wyeth	1,411,905
		21,395,851
Medical - HMO - 0.5%
50,825	Coventry Health Care, Inc.*	2,875,679
Medical Instruments - 0.2%
25,215	Medtronic, Inc.	1,174,263
Medical Products - 0.4%
7,660	Nobel Biocare Holding A.G.	1,896,928
Multimedia - 0.4%
115,515	News Corporation, Inc. - Class A	2,183,234
Oil Companies - Exploration and Production - 2.0%
157,430	EnCana Corp. (U.S. Shares)	10,423,440
Oil Companies - Integrated - 4.1%
180,215	ConocoPhillips	14,474,868
34,630	Hess Corp.	3,145,443
48,732	Suncor Energy, Inc.	4,582,886
		22,203,197

See Notes to Schedules of Investments and Financial Statements.
78 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Optical Supplies - 0.3%
10,630	Alcon, Inc. (U.S. Shares)	$1,509,460
Retail - Apparel and Shoe - 0.4%
50,825	Nordstrom, Inc.	1,977,093
Retail - Consumer Electronics - 0.7%
32,550	Yamada Denki Company, Ltd.*,**	3,477,424
Retail - Drug Store - 1.8%
236,165	CVS/Caremark Corp.	9,226,967
Retail - Jewelry - 0.3%
40,280	Tiffany & Co.	1,607,172
Soap and Cleaning Preparations - 1.9%
185,611	Reckitt Benckiser PLC**	9,714,849
Telecommunication Equipment - Fiber Optics - 0.8%
179,620	Corning, Inc.	4,323,453
Therapeutics - 1.0%
113,735	Gilead Sciences, Inc.*	5,196,552
Tobacco - 2.3%
158,785	Altria Group, Inc.	12,039,079
Transportation - Railroad - 1.4%
96,359	Canadian National Railway Co. (U.S. Shares)	4,857,457
18,530	Union Pacific Corp.	2,316,806
		7,174,263
Web Portals/Internet Service Providers - 0.4%
118,025	Yahoo!, Inc.*	2,263,720
Wireless Equipment - 0.5%
64,535	QUALCOMM, Inc.	2,737,575
Total Common Stock (cost $229,453,112)		297,924,813
Corporate Bonds - 8.6%
Agricultural Chemicals - 0.0%
$205,000	Mosaic Co., 7.62% senior notes, due 12/1/16 (144A)‡	221,400
Applications Software - 0.1%
585,000	Intuit, Inc., 5.75% senior unsecured notes, due 3/15/17	583,319
Automotive - Cars and Light Trucks - 0.1%
645,000	General Motors Nova Financial Corp. 6.85%, company guaranteed notes due 10/15/08	640,163
Brewery - 0.0%
175,000	Anheuser Bush COS, Inc. 5.50%, senior subordinated notes due 1/15/18	181,646
Cable Television - 0.4%
855,000	Comcast Corp.,4.676% company guaranteed notes, due 7/14/09	837,504
1,230,967	CSC Holdings, Inc., 6.89625% bank loan, due 3/29/13‡	1,133,265
		1,970,769
Chemicals - Diversified - 0.1%
255,000	E.I. du Pont de Nemours, 5.00% senior unsecured notes, due 11/5/13	263,874
Commercial Banks - 0.2%
$1,195,000	U.S. Bank, 5.70% subordinated notes, due 12/15/08	1,222,015

Shares or Principal Amount		Value
Computer Services - 0.1%
590,000	SunGard Data Systems, Inc. 9.125%, company guaranteed notes due 8/15/13	$598,850
Consumer Products - Miscellaneous - 0.1%
610,000	Clorox Co., 5.95% senior unsecured notes, due 10/15/17	617,096
Containers - Metal and Glass - 0.8%
2,039,000	Owens-Brockway Glass Container, Inc. 8.875%, company guaranteed notes due 2/15/09	2,039,000
1,800,000	Owens-Illinois, Inc., 7.35% senior notes, due 5/15/08	1,802,250
		3,841,250
Data Processing and Management - 0.2%
		Fiserv, Inc.:
495,000	6.125%, company guaranteed notes due 11/20/15	515,004
495,000	6.80%, company guaranteed notes due 11/20/17	519,831
		1,034,835
Diversified Financial Services - 0.2%
970,000	General Electric Capital Corp., 6.75% notes, due 3/15/32	1,060,704
Diversified Operations - 0.6%
2,335,000	General Electric Co., 5.25% senior unsecured notes, due 12/6/17	2,355,557
765,000	Textron, Inc., 5.60% senior unsecured notes, due 12/1/17	789,830
		3,145,387
Electric - Generation - 0.0%
255,000	Edison Mission Energy, 7.00% senior unsecured notes, due 5/15/17	247,988
Electric - Integrated - 1.6%
705,000	CMS Energy Corp., 6.30% senior unsubordinated notes due 2/1/12	717,211
358,000	Energy Future Holdings, 10.875% company guaranteed notes due 11/1/17 (144A)	354,420
2,055,000	MidAmerican Energy Holdings Co. 3.50%, senior notes, due 5/15/08	2,050,768
	Pacific Gas and Electric Co.:
215,000	3.60%, unsecured notes, due 3/1/09	214,846
745,000	4.20%, unsecured notes, due 3/1/11	746,961
195,000	Pacificorp, 6.25% first mortgage notes, due 10/15/37	201,644
	Texas Competitive Election Holdings:
385,000	10.25%, company guaranteed notes due 11/1/15 (144A)	378,263
612,000	10.25%, company guaranteed notes due 11/1/15 (144A)	601,290
1,165,000	Virginia Electric & Power Co., 5.10% senior unsecured notes due 11/30/12	1,202,190
1,190,000	West Penn Power Co., 5.95%, first mortgage notes, due 12/15/17 (144A)	1,222,406
		7,689,999

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 79

Janus Adviser Balanced Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Finance - Auto Loans - 0.3%
	Ford Motor Credit Co.:
$960,000	8.707%, notes, due 4/15/12‡	$938,499
425,000	7.80%, notes, due 6/1/12	376,434
		1,314,933
Finance - Investment Bankers/Brokers - 0.3%
195,000	Goldman Sachs Group, Inc., 6.75% senior subordinated notes, due 10/1/37	191,305
875,000	JP Morgan Chase & Co, 6.00% senior notes, due 1/15/18	908,077
195,000	Merrill Lynch & Co., 6.11% subordinated notes, due 1/29/37	169,277
195,000	Morgan Stanley, 5.95% senior unsecured notes, due 12/28/17	196,848
		1,465,507
Food - Diversified - 0.3%
1,820,000	Kellogg Co., 2.875% senior notes, due 6/1/08	1,814,473
Food - Retail - 0.2%
	Kroger Co.:
705,000	6.40%, company guaranteed notes due 8/15/17	749,402
280,000	6.15%, bonds, due 1/15/20	288,594
220,000	Stater Brothers Holdings, Inc., 7.75% company guaranteed notes, due 4/15/15	206,800
		1,244,796
Food - Wholesale/Distribution - 0.2%
1,124,000	Supervalu, Inc., 7.50% senior unsecured notes, due 11/15/14	1,139,455
Independent Power Producer - 0.2%
290,000	NRG Energy, Inc., 7.375% company guaranteed notes due 1/15/17	280,938
	Reliant Energy, Inc.:
695,000	7.625%, senior notes, due 6/15/14	677,625
325,000	7.875%, senior notes, due 6/15/17	316,875
		1,275,438
Machinery - Construction and Mining - 0.1%
310,000	Atlas Copco A.B., 5.60% bonds, due 5/22/17 (144A)§	314,775
Medical - Hospitals - 0.2%
880,000	HCA, Inc., 9.25% secured notes due 11/15/16	922,900
Multimedia - 0.3%
305,000	Viacom, Inc., 6.125% senior unsecured notes, due 10/5/17	307,824
1,285,000	Walt Disney Co., 4.70% senior unsecured notes, due 12/1/12	1,313,846
		1,621,670
Non-Hazardous Waste Disposal - 0.1%
	Allied Waste Industries, Inc.:
128,218	4.60%, bank loan, due 3/28/14‡	119,189
102,977	5.43%, bank loan, due 3/28/14‡	95,812
60,916	6.88%, bank loan, due 3/28/14‡	56,678
52,214	5.46%, bank loan, due 3/28/14‡	48,581
9,189	6.36%, bank loan, due 3/28/14‡	8,549
8,702	6.42%, bank loan, due 3/28/14‡	8,097
		336,906

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - 0.2%
$510,000	Encana, Corp., 6.50% unsubordinated notes, due 2/1/38	$526,327
	Forest Oil Corp.:
95,000	8.00%, company guaranteed notes due 12/15/11	98,563
358,000	7.25%, senior notes due 6/15/19 (144A)	358,000
300,000	Sabine Pass L.P., 7.25% secured notes, due 11/30/13	283,500
		1,266,390
Pipelines - 0.4%
	Kinder Morgan Energy Partners L.P.:
255,000	6.00%, senior unsecured notes, due 2/1/17	257,820
155,000	6.50%, senior unsecured notes, due 2/1/37	150,671
205,000	Southern Natural Gas Co., 5.90% notes, due 4/1/17 (144A)	205,182
1,530,000	Spectra Energy Corp., 6.75% senior unsubordinated notes, due 2/15/32	1,503,065
		2,116,738
Publishing - Periodicals - 0.2%
1,226,765	Idearc, Inc., 6.83% bank loan, due 11/17/14‡	1,113,461
Rental Auto/Equipment - 0.1%
728,019	Avis Budget Car Rental LLC, 4.50% bank loan, due 4/19/12‡	675,645
Retail - Regional Department Stores - 0.2%
1,030,000	May Department Stores Co., 4.80% unsecured notes, due 7/15/09	1,033,427
Super-Regional Banks - 0.4%
1,455,000	Wells Fargo Co., 5.625% senior unsecured notes, due 12/11/17	1,495,270
160,000	Bank of America Corp., 8.00% notes due 12/29/49‡	166,200
195,000	Bank One Corp., 7.625% subordinated notes, due 10/15/26	218,287
		1,879,757
Telephone - Integrated - 0.1%
350,000	AT&T, Inc., 5.50% bonds, due 2/1/18	351,171
Transportation - Railroad - 0.2%
515,000	Canadian National Railway Co., 4.25% notes, due 8/1/09	518,938
495,000	Union Pacific Corp., 5.70% notes, due 8/15/18	493,322
		1,012,260
Travel Services - 0.1%
553,609	TDS Investor Corp., 7.08% bank loan, due 8/23/13‡	493,869
Total Corporate Bonds (cost $44,997,804)		44,712,866
Preferred Stock - 0.5%
Finance - Mortgage Loan Banker - 0.3%
45,240	Fannie Mae, 8.25%	1,195,240
U.S. Government Agency - 0.2%
43,850	Freddie Mac, 8.375%	1,177,373
Total Preferred Stock (cost $2,259,520)		2,372,613

See Notes to Schedules of Investments and Financial Statements.
80 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
U.S. Government Agencies - 1.2%
	Fannie Mae:
$585,000	2.50%, notes, due 6/15/08	$584,183
1,000,000	5.25%, notes, due 1/15/09	1,024,550
465,000	6.375%, notes, due 6/15/09	488,047
1,481,000	4.875%, notes, due 5/18/12	1,574,336
	Freddie Mac:
1,160,000	5.75%, notes, due 4/15/08	1,167,148
520,000	5.75%, notes, due 3/15/09	537,869
650,000	7.00%, notes, due 3/15/10	706,529
Total U.S. Government Agencies (cost $5,948,860)		6,082,662
U.S. Treasury Notes/Bonds - 31.4%
	U.S. Treasury Notes/Bonds:
969,000	3.75%, due 5/15/08	973,694
3,619,000	4.375%, due 11/15/08#	3,679,224
1,476,000	4.75%, due 12/31/08#	1,510,017
9,898,000	4.875%, due 1/31/09#	10,164,010
5,035,000	4.50%, due 2/15/09#	5,154,581
1,310,000	3.125%, due 4/15/09#	1,325,863
528,000	4.875%, due 5/15/09#	546,191
3,665,000	4.875%, due 5/31/09#	3,796,423
4,261,000	6.00%, due 8/15/09#	4,507,674
395,000	3.625%, due 10/15/09	405,029
2,706,000	4.625%, due 11/15/09#	2,823,118
4,336,000	3.25%, due 12/31/09#	4,423,396
5,247,000	4.00%, due 4/15/10#	5,451,958
1,480,000	4.50%, due 5/15/10#	1,557,238
2,141,000	3.625%, due 6/15/10#	2,212,758
1,123,000	5.75%, due 8/15/10	1,220,561
206,000	4.25%, due 10/15/10	216,944
7,761,000	4.50%, due 11/15/10#	8,230,905
1,273,000	4.375%, due 12/15/10	1,348,186
3,726,000	4.50%, due 2/28/11#	3,965,571
3,801,000	4.875%, due 4/30/11#	4,095,281
2,000,000	4.875%, due 7/31/11#	2,160,938
1,938,000	5.00%, due 8/15/11#	2,103,941
1,024,000	4.625%, due 8/31/11#	1,098,720
520,000	4.50%, due 9/30/11	555,994
311,000	4.50%, due 11/30/11	333,086
370,000	4.625%, due 2/29/12#	398,530
2,230,000	4.75%, due 5/31/12#	2,415,195
9,800,000	4.875%, due 6/30/12#	10,664,390
695,000	4.625%, due 7/31/12	749,785
5,649,000	4.125%, due 8/31/12#	5,976,026
635,000	4.25%, due 9/30/12#	675,580
1,295,000	3.875%, due 10/31/12#	1,356,614
2,835,000	3.375%, due 11/30/12#	2,905,875
3,060,000	3.625%, due 12/31/12#	3,174,034
2,714,000	4.25%, due 8/15/14#	2,887,653
5,887,853	1.875%, due 7/15/15ÇÇ,#	6,225,027
4,452,000	4.25%, due 8/15/15#	4,709,032
2,941,000	4.50%, due 2/15/16#	3,155,831
7,064,000	5.125%, due 5/15/16#	7,873,598
3,114,000	7.25%, due 5/15/16#	3,933,614
1,066,543	2.50%, due 7/15/16 ÇÇ	1,180,280
5,303,000	4.875%, due 8/15/16#	5,816,314
4,079,000	4.625%, due 11/15/16#	4,400,858
2,805,000	4.50%, due 5/15/17#	2,998,063
2,847,000	4.25%, due 11/15/17#	2,989,794
1,202,000	7.875%, due 2/15/21#	1,659,041
2,479,000	7.25%, due 8/15/22	3,302,494
2,982,000	6.00%, due 2/15/26#	3,605,190
6,677,000	4.75%, due 2/15/37#	7,113,088
Total U.S. Treasury Notes/Bonds (cost $155,043,169)		164,027,207

Shares or Principal Amount		Value
Money Markets - 0.7%
2,952,500	Janus Institutional Cash Management Fund - Institutional Shares, 3.95%	$2,952,500
910,500	Janus Institutional Money Market Fund - Institutional Shares, 3.81%	910,500
Total Money Markets (cost $3,863,000)		3,863,000
Other Securities - 23.8%
75,709,754	Allianz Dresdner Daily Asset Fund†	75,709,754
9,201,678	Time Deposit - Lloyds Bank of London 3.08%, 2/1/08†	9,201,678
9,201,678	Time Deposit - Deutsche Bank A.G. 3.125%, 2/1/08†	9,201,678
3,680,671	Time Deposit - Rabobank Ned Cayman Islands N.A., 3.0625%, 2/1/08†	3,680,671
4,600,839	Time Deposit - ING Bank N.A. 3.08%, 2/1/08†	4,600,839
9,201,678	Time Deposit - Ambro Bank N.A. 3.0625%, 2/1/08†	9,201,678
9,201,678	Time Deposit - Calyon N.A. 3.125%, 2/1/08†	9,201,678
3,680,671	Time Deposit - Svenska Handelsbanken N.A., 3.25%, 2/1/08†	3,680,671
211,000	Time Deposit - Natixis N.A. 3.09%, 2/1/08†	211,000
Total Other Securities (cost $124,689,647)		124,689,647
Total Investments (total cost $566,255,112) – 123.1%		643,672,808
Liabilities, net of Cash, Receivables and Other Assets – (23.1)%		(120,755,600)
Net Assets – 100%		$522,917,208

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$2,413,427	0.4%
Belgium	6,239,819	1.0%
Bermuda	3,901,414	0.6%
Brazil	2,149,819	0.3%
Canada	34,830,366	5.4%
Cayman Islands	822,318	0.1%
China	2,363,826	0.4%
Germany	4,180,695	0.6%
Hong Kong	1,172,916	0.2%
Japan	8,406,392	1.3%
South Korea	4,332,801	0.7%
Switzerland	45,387,678	7.1%
United Kingdom	12,072,496	1.9%
United States††	515,398,841	80.0%
Total	$643,672,808	100.0%

†† Includes Short-Term Securities and Other Securities (60.1% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 81

Janus Adviser Balanced Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Forward Currency Contracts, Open

Currency Sold and Settlement Date	Currency Units Sold	Currency Value in U.S.$	Unrealized Gain/(Loss)
British Pound 2/15/08	300,000	$595,956	$5,610
British Pound 5/2/08	1,275,000	2,519,972	97,858
British Pound 5/14/08	1,065,000	2,103,219	49,737
Euro 5/2/08	2,360,000	3,497,421	6,707
Japanese Yen 2/15/08	108,000,000	1,016,841	(83,280)
Total		$9,733,409	$76,632

See Notes to Schedules of Investments and Financial Statements.
82 Janus Adviser Series January 31, 2008

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Janus Adviser Series January 31, 2008 83

Statements of Assets and Liabilities

As of January 31, 2008 (unaudited) (all numbers in thousands except net asset value per share)	Janus Adviser Large Cap Growth Fund	Janus Adviser Forty Fund	Janus Adviser Orion Fund	Janus Adviser Mid Cap Growth Fund	Janus Adviser Small-Mid Growth Fund
Assets:
Investments at cost(1)	$177,873	$4,020,319	$27,761	$183,908	$6,140
Unaffiliated investments at value(1)	$197,001	$4,512,803	$26,454	$198,621	$5,805
Affiliated money market investments	2,270	652,347	1,537	13,917	124
Cash	309	5,354	47	–	1
Cash denominated in foreign currency(2)	51	–	9	–	–
Receivables:
Investments sold	2,235	–	687	2,397	9
Portfolio shares sold	480	22,837	903	372	12
Dividends	97	2,525	7	27	1
Interest	34	1,602	9	77	1
Swap contract	–	–	–	–	–
Due from adviser	–	–	–	–	10
Non-interested Trustees' deferred compensation	3	82	1	3	–
Other assets	1	43	–	1	–
Forward currency contracts	19	–	–	–	–
Total Assets	202,500	5,197,593	29,654	215,415	5,963
Liabilities:
Payables:
Options written, at value(3)	–	–	137	–	–
Collateral for securities loaned (Note 1)	2,021	70,642	609	13,961	222
Swap contracts	–	–	–	–	–
Due to custodian	–	–	–	53	–
Investments purchased	2,447	–	491	1,747	–
Portfolio shares repurchased	210	10,994	85	469	21
Dividends	–	–	–	–	–
Advisory fees	94	2,647	8	85	3
Transfer agent fees and expenses	3	15	2	6	2
Custodian fees	–	–	2	–	7
Registration fees	3	–	12	2	12
Printing and mailing expenses	11	10	9	11	11
Professional fees	16	15	14	16	15
Administrative services fees - Class R Shares	–	9	–	1	–
Administrative services fees - Class S Shares	32	741	–	28	–
Distribution fees - Class A Shares	2	217	3	6	–
Distribution fees - Class C Shares	3	241	7	11	1
Distribution fees - Class R Shares	–	19	1	2	1
Distribution fees - Class S Shares	32	741	–	28	–
Networking fees - Class A Shares	–	21	–	–	–
Networking fees - Class C Shares	–	31	–	–	–
Networking fees - Class I Shares	–	–	–	–	–
Non-interested Trustees' fees and expenses	1	–	–	–	–
Non-interested Trustees' deferred compensation fees	3	82	1	3	–
Foreign tax liability	–	–	5	–	–
Accrued expenses	–	–	10	3	9
Forward currency contracts	49	–	–	–	–
Total Liabilities	4,927	86,425	1,396	16,432	304
Net Assets	$197,573	$5,111,168	$28,258	$198,983	$5,659
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$211,450	$3,948,581	$28,164	$229,303	$5,675
Undistributed net investment income/(loss)*	(150)	(1,863)	(13)	(226)	(19)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(35,103)	19,559	(155)	(58,725)	214
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	21,376	1,144,891	262 (4)	28,631	(211	)(4)
Total Net Assets	$197,573	$5,111,168	$28,258	$198,983	$5,659
Net Assets - Class A Shares	$7,246	$1,040,766	$14,778	$31,058	$1,871
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	288	27,252	996	859	149
Net Asset Value Per Share(5)	$25.18	$38.19	$14.84	$36.15	$12.55
Maximum Offering Price Per Share(6)	$26.71	$40.52	$15.74	$38.35	$13.32
Net Assets - Class C Shares	$4,018	$290,292	$9,391	$13,297	$1,326
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	161	7,771	644	378	108
Net Asset Value Per Share(5)	$24.99	$37.36	$14.59	$35.17	$12.32
Net Assets - Class I Shares	$51,985	$326,673	$995	$13,440	$890
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,891	8,567	67	371	71
Net Asset Value Per Share	$27.49	$38.13	$14.89	$36.22	$12.62
Net Assets - Class R Shares	$312	$48,056	$1,276	$6,331	$1,093
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13	1,279	87	178	88
Net Asset Value Per Share	$24.83	$37.59	$14.68	$35.54	$12.39
Net Assets - Class S Shares	$134,012	$3,405,381	$1,818	$134,857	$479
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,338	89,800	123	3,765	38
Net Asset Value Per Share	$25.11	$37.92	$14.75	$35.82	$12.47

*See Note 3 in Notes to Financial Statements.

  (1)  Includes securities on loan of $1,924,568, $69,007,444, $595,960, $13,536,608, $212,660, $6,741,096, $2,878,343, $19,660,761 and $121,577,031 for Janus Adviser Large Cap Growth Fund, Janus Adviser Forty Fund, Janus Adviser Orion Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Fundamental Equity Fund, Janus Adviser Contrarian Fund and Janus Adviser Balanced Fund, respectively (Note 1).

See Notes to Financial Statements.
84 Janus Adviser Series January 31, 2008

As of January 31, 2008 (unaudited) (all numbers in thousands except net asset value per share)	Janus Adviser Growth and Income Fund	Janus Adviser Fundamental Equity Fund	Janus Adviser Contrarian Fund		Janus Adviser Balanced Fund
Assets:
Investments at cost(1)	$180,676	$97,855	$276,865		$566,255
Unaffiliated investments at value(1)	$202,434	$90,558	$275,742		$639,810
Affiliated money market investments	–	3,840	6,761		3,863
Cash	–	62	–		1,871
Cash denominated in foreign currency(2)	15	–	672		19
Receivables:
Investments sold	789	1,163	3,232		1,620
Portfolio shares sold	57	44	2,536		528
Dividends	209	34	274		176
Interest	8	17	27		2,998
Swap contract	50	19	–		–
Due from adviser	–	–	–		–
Non-interested Trustees' deferred compensation	3	1	4		8
Other assets	1	–	3		11
Forward currency contracts	3	–	132		160
Total Assets	203,569	95,738	289,383		651,064
Liabilities:
Payables:
Options written, at value(3)	–	–	108		–
Collateral for securities loaned (Note 1)	6,884	2,972	19,661		124,690
Swap contracts	55	20	–		–
Due to custodian	479	–	940		–
Investments purchased	107	1,040	1,206		2,637
Portfolio shares repurchased	1,164	113	382		181
Dividends	–	–	–		32
Advisory fees	106	34	146		237
Transfer agent fees and expenses	4	3	8		6
Custodian fees	60	1	10		14
Registration fees	3	4	11		–
Printing and mailing expenses	11	11	11		10
Professional fees	14	15	12		14
Administrative services fees - Class R Shares	1	–	–		–
Administrative services fees - Class S Shares	27	12	3		101
Distribution fees - Class A Shares	13	4	21		5
Distribution fees - Class C Shares	7	12	105		17
Distribution fees - Class R Shares	1	–	1		–
Distribution fees - Class S Shares	27	12	3		101
Networking fees - Class A Shares	–	–	–		–
Networking fees - Class C Shares	2	10	–		6
Networking fees - Class I Shares	–	–	–		–
Non-interested Trustees' fees and expenses	1	1	–		2
Non-interested Trustees' deferred compensation fees	2	1	4		8
Foreign tax liability	–	–	484		–
Accrued expenses	–	6	–		3
Forward currency contracts	139	–	49		83
Total Liabilities	9,107	4,271	23,165		128,147
Net Assets	$194,462	$91,467	$266,218		$522,917
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$176,314	$82,605	$258,894		$438,595
Undistributed net investment income/(loss)*	627	72	(487)		1,536
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(3,539)	12,455	2,554		5,291
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	21,060	(3,665)	5,257	(4)	77,495
Total Net Assets	$194,462	$91,467	$266,218		$522,917
Net Assets - Class A Shares	$59,077	$19,784	$106,281		$23,812
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,017	1,048	7,011		938
Net Asset Value Per Share(5)	$14.71	$18.87	$15.16		$25.40
Maximum Offering Price Per Share(6)	$15.60	$20.02	$16.09		$26.95
Net Assets - Class C Shares	$7,883	$14,394	$130,223		$20,019
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	533	777	8,735		769
Net Asset Value Per Share(5)	$14.80	$18.52	$14.91		$26.05
Net Assets - Class I Shares	$1,657	$1,128	$12,700		$2,701
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	112	60	835		107
Net Asset Value Per Share	$14.74	$18.86	$15.21		$25.24
Net Assets - Class R Shares	$3,303	$148	$2,219		$828
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	227	8	148		32
Net Asset Value Per Share	$14.57	$18.57	$15.00		$25.52
Net Assets - Class S Shares	$122,542	$56,013	$14,795		$475,557
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,268	2,982	982		18,522
Net Asset Value Per Share	$14.82	$18.78	$15.07		$25.68

  (2)  Includes cost of $50,502, $9,315, $14,825, $660,727 and $19,067 for Janus Adviser Large Cap Growth Fund, Janus Adviser Orion Fund, Janus Adviser Growth and Income Fund, Janus Adviser Contrarian Fund and Janus Adviser Balanced Fund.

  (3)  Includes premiums of $169,262 and $927,044 for Janus Adviser Orion Fund and Janus Adviser Contrarian Fund, respectively.

  (4)  Net of foreign taxes on investments of $5,363, $289, and $484,092 for Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund and Janus Adviser Contrarian Fund, respectively.

  (5)  Redemption price per share may be reduced for any applicable contingent deferred sales charge.

  (6)  Maximum offering price is computed at 100/94.25 of net asset value.

Janus Adviser Series January 31, 2008 85

Statements of Operations

For the six-month period ended January 31, 2008 (unaudited) (all numbers in thousands)	Janus Adviser Large Cap Growth Fund	Janus Adviser Forty Fund	Janus Adviser Orion Fund		Janus Adviser Mid Cap Growth Fund	Janus Adviser Small-Mid Growth Fund
Investment Income:
Interest	$29	$43	$2		$11	$–
Securities lending income	5	239	–		33	1
Dividends	1,187	12,731	113		610	23
Dividends from affiliates	375	11,991	58		264	6
Foreign tax withheld	(38)	(277)	(4)		(13)	–
Total Investment Income	1,558	24,727	169		905	30
Expenses:
Advisory fees	702	14,748	66		545	18
Transfer agent fees and expenses	8	37	6		12	5
Registration fees	47	47	40		47	42
Custodian fees	17	44	10		10	16
Professional fees	14	13	13		14	17
Non-interested Trustees' fees and expenses	1	44	–		1	–
Printing fees	8	7	6		8	8
System fees	10	10	10		10	10
Distribution fees - Class A Shares	9	1,133	13		18	2
Distribution fees - Class C Shares	20	1,154	32		61	7
Distribution fees - Class R Shares	–	86	3		11	3
Distribution fees - Class S Shares	203	4,054	2		163	1
Administrative services fees - Class R Shares	–	43	2		5	1
Administrative services fees - Class S Shares	203	4,054	2		163	1
Networking fees - Class A Shares	–	419	1		6	1
Networking fees - Class C Shares	1	198	2		9	1
Networking fees - Class I Shares	–	3	–		–	–
Other expenses	8	24	6		8	6
Non-recurring costs (Note 2)	–	–	N/A		–	N/A
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	N/A		–	N/A
Total Expenses	1,251	26,118	214		1,091	139
Expense and Fee Offset	(2)	(44)	(1)		(3)	(1)
Net Expenses	1,249	26,074	213		1,088	138
Less: Excess Expense Reimbursement	(84)	(437)	(59)		(107)	(93)
Net Expenses after Expense Reimbursement	1,165	25,637	154		981	45
Net Investment Income/(Loss)	393	(910)	15		(76)	(15)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	18,776	25,625	(131)		11,595	431
Net realized gain/(loss) from options contracts	44	–	14		–	5
Net realized gain/(loss) from swap contracts	–	–	–		–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(21,151)	335,924	(928	)(1)	(11,720)	(566	)(1)
Payment from affiliate (Note 2)	1	21	–		–	1
Net Gain/(Loss) on Investments	(2,330)	361,570	(1,045)		(125)	(129)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,937)	$360,660	$(1,030)		$(201)	$(144)

  (1)  Net of foreign taxes on investments of $5,363, $289, and $484,092 for Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund and Janus Adviser Contrarian Fund, respectively.

See Notes to Financial Statements.
86 Janus Adviser Series January 31, 2008

For the six-month period ended January 31, 2008 (unaudited) (all numbers in thousands)	Janus Adviser Growth and Income Fund	Janus Adviser Fundamental Equity Fund	Janus Adviser Contrarian Fund		Janus Adviser Balanced Fund
Investment Income:
Interest	$2	$3	$4		$5,275
Securities lending income	16	14	91		337
Dividends	2,596	596	1,119		2,003
Dividends from affiliates	142	66	110		275
Foreign tax withheld	(21)	(3)	(83)		(7)
Total Investment Income	2,735	676	1,241		7,883
Expenses:
Advisory fees	713	277	713		1,502
Transfer agent fees and expenses	10	9	20		13
Registration fees	53	50	37		47
Custodian fees	79	11	146		29
Professional fees	12	13	14		12
Non-interested Trustees' fees and expenses	1	–	1		6
Printing fees	7	7	8		7
System fees	10	10	10		10
Distribution fees - Class A Shares	67	19	100		22
Distribution fees - Class C Shares	46	74	524		99
Distribution fees - Class R Shares	9	–	5		1
Distribution fees - Class S Shares	203	77	18		622
Administrative services fees - Class R Shares	4	–	3		–
Administrative services fees - Class S Shares	203	77	18		622
Networking fees - Class A Shares	4	1	10		1
Networking fees - Class C Shares	6	13	28		11
Networking fees - Class I Shares	–	–	1		–
Other expenses	10	9	8		11
Non-recurring costs (Note 2)	–	–	N/A		–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	N/A		–
Total Expenses	1,437	647	1,664		3,015
Expense and Fee Offset	(4)	(1)	(2)		(6)
Net Expenses	1,433	646	1,662		3,009
Less: Excess Expense Reimbursement	–	(74)	(5)		(81)
Net Expenses after Expense Reimbursement	1,433	572	1,657		2,928
Net Investment Income/(Loss)	1,302	104	(416)		4,955
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	3,792	14,182	1,397		14,393
Net realized gain/(loss) from options contracts	(99)	121	2,105		–
Net realized gain/(loss) from swap contracts	411	154	–		–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(20,815)	(16,799)	(818	)(1)	(4,382)
Payment from affiliate (Note 2)	–	–	54		–
Net Gain/(Loss) on Investments	(16,711)	(2,342)	2,738		10,011
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(15,409)	$(2,238)	$2,322		$14,966

Janus Adviser Series January 31, 2008 87

Statements of Changes in Net Assets

For the six-month period ended January 31, 2008 (unaudited) and for the fiscal year ended July 31, 2007	Janus Adviser Large Cap Growth Fund		Janus Adviser Forty Fund		Janus Adviser Orion Fund		Janus Adviser Mid Cap Growth Fund		Janus Adviser Small-Mid Growth Fund
(all numbers in thousands)	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007
Operations:
Net investment income/(loss)	$393	$244	$(910)	$2,945	$15	$5	$(76)	$(267)	$(15)	$(24)
Net realized gain/(loss) from investment and foreign currency transactions	18,776	8,378	25,625	2,590	(131)	21	11,595	8,012	431	405
Net realized gain/(loss) from short sales	–	–	–	873	–	–	–	–	–	–
Net realized gain/(loss) from options contracts	44	61	–	–	14	–	–	–	5	(1)
Net realized gain/(loss) on swap contracts	–	–	–	–	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(21,151)	20,764	335,924	535,805	(928)	1,104	(11,720)	16,064	(566)	412
Payment from affiliate (Note 2)	1	4	21	5	–	–	–	1	1	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,937)	29,451	360,660	542,218	(1,030)	1,130	(201)	23,810	(144)	792
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(42)	(1)	(1,823)	(370)	(27)	–	–	–	–	–
Class C Shares	–	–	–	–	–	–	–	–	–	–
Class I Shares	(362)	(1)	(1,141)	(95)	(3)	–	–	–	–	–
Class R Shares	(1)	–	–	(19)	–	–	–	–	–	–
Class S Shares	(361)	(16)	(1,495)	(1,319)	(2)	–	–	–	–	–
Net realized gain from investment transactions*
Class A Shares	–	–	(152)	(11,013)	(29)	–	–	–	(185)	(8)
Class C Shares	–	–	(42)	(2,228)	(18)	–	–	–	(121)	(9)
Class I Shares	–	–	(47)	(1,029)	(2)	–	–	–	(75)	(6)
Class R Shares	–	–	(6)	(363)	(3)	–	–	–	(97)	(4)
Class S Shares	–	–	(534)	(57,297)	(5)	–	–	–	(41)	(3)
Net Decrease from Dividends and Distributions	(766)	(18)	(5,240)	(73,733)	(89)	–	–	–	(519)	(30)
Capital Share Transactions:
Shares sold
Class A Shares	2,675	6,251	461,499	365,561	14,812	2,770	29,062	4,939	1,440	299
Class C Shares	1,138	1,534	155,797	84,422	6,708	2,715	5,218	4,649	184	314
Class I Shares	57,986	698	237,907	83,081	937	225	8,626	7,338	83	397
Class R Shares	305	3	29,132	17,030	615	762	4,849	2,530	776	52
Class S Shares	27,816	44,219	1,216,596	1,225,782	2,992	419	56,155	46,536	205	72
Reinvested dividends and distributions
Class A Shares	38	1	425	453	34	–	–	–	144	7
Class C Shares	–	–	19	1,541	10	–	–	–	67	6
Class I Shares	359	1	245	36	4	–	–	–	75	6
Class R Shares	1	–	4	275	3	–	–	–	92	4
Class S Shares	315	16	2,015	58,194	6	–	–	–	41	3
Shares repurchased
Class A Shares	(1,113)	(396)	(144,992)	(68,264)	(2,706)	(198)	(2,597)	(883)	(512)	(241)
Class C Shares	(362)	(911)	(17,587)	(13,228)	(395)	(132)	(1,051)	(868)	(22)	(52)
Class I Shares	(6,402)	(208)	(29,757)	(1,665)	(148)	(10)	(2,301)	(232)	(42)	(33)
Class R Shares	(1)	–	(4,769)	(4,583)	(474)	(49)	(583)	(711)	(136)	–
Class S Shares	(50,649)	(68,477)	(736,083)	(425,403)	(1,861)	(82)	(32,385)	(48,122)	(151)	(108)
Net Increase/(Decrease) from Capital Share Transactions	32,106	(17,269)	1,170,451	1,323,232	20,537	6,420	64,993	15,176	2,244	726
Net Increase/(Decrease) in Net Assets	29,403	12,164	1,525,871	1,791,717	19,418	7,550	64,792	38,986	1,581	1,488
Net Assets:
Beginning of period	168,170	156,006	3,585,297	1,793,580	8,840	1,290	134,191	95,205	4,078	2,590
End of period	$197,573	$168,170	$5,111,168	$3,585,297	$28,258	$8,840	$198,983	$134,191	$5,659	$4,078
Undistributed net investment income/(loss)*	$(150)	$223	$(1,863)	$3,506	$(13)	$4	$(226)	$(150)	$(19)	$(4)

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
88 Janus Adviser Series January 31, 2008

For the six-month period ended January 31, 2008 (unaudited) and for the fiscal year ended July 31, 2007	Janus Adviser Growth and Income Fund		Janus Adviser Fundamental Equity Fund		Janus Adviser Contrarian Fund		Janus Adviser Balanced Fund
(all numbers in thousands)	2008	2007	2008	2007	2008	2007	2008	2007
Operations:
Net investment income/(loss)	$1,302	$5,117	$104	$82	$(416)	$(107)	$4,955	$10,605
Net realized gain/(loss) from investment and foreign currency transactions	3,792	37,868	14,182	6,799	1,397	1,704	14,393	51,213
Net realized gain/(loss) from short sales	–	–	–	–	–	–	–	–
Net realized gain/(loss) from options contracts	(99)	29	121	(2)	2,105	(308)	–	–
Net realized gain/(loss) on swap contracts	411	11	154	4	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(20,815)	3,558	(16,799)	4,803	(818)	6,048	(4,382)	10,430
Payment from affiliate (Note 2)	–	–	–	–	54	2	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	(15,409)	46,583	(2,238)	11,686	2,322	7,339	14,966	72,248
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(537)	(48)	(65)	(4)	–	(24)	(217)	(84)
Class C Shares	(50)	(64)	–	–	–	(3)	(144)	(264)
Class I Shares	(15)	(2)	(4)	(1)	–	(1)	(206)	(18)
Class R Shares	(21)	(42)	–	–	–	–	(5)	(1)
Class S Shares	(901)	(3,049)	(45)	(79)	–	(3)	(4,972)	(9,665)
Net realized gain from investment transactions*
Class A Shares	(11,679)	(180)	(1,470)	(104)	(878)	(1)	(1,698)	(82)
Class C Shares	(1,485)	(615)	(1,102)	(992)	(1,123)	(1)	(1,575)	(1,270)
Class I Shares	(320)	(8)	(79)	(9)	(105)	–	(1,340)	(1)
Class R Shares	(582)	(202)	(10)	(8)	(24)	–	(56)	(3)
Class S Shares	(23,096)	(17,279)	(4,087)	(4,163)	(150)	–	(39,942)	(36,749)
Net Decrease from Dividends and Distributions	(38,686)	(21,489)	(6,862)	(5,360)	(2,280)	(33)	(50,155)	(48,137)
Capital Share Transactions:
Shares sold
Class A Shares	73,646	2,357	21,461	734	64,275	47,038	14,600	12,090
Class C Shares	977	2,944	1,959	2,079	59,601	71,155	2,684	2,301
Class I Shares	2,290	96	1,184	74	7,354	7,475	15,046	2,943
Class R Shares	461	1,855	80	81	1,862	838	1,001	17
Class S Shares	13,837	56,765	9,970	37,288	6,342	12,411	47,287	76,896
Reinvested dividends and distributions
Class A Shares	11,825	87	1,481	68	470	7	1,697	120
Class C Shares	1,112	490	834	796	593	2	1,469	1,210
Class I Shares	25	9	15	9	86	1	1,543	19
Class R Shares	591	244	10	9	24	–	60	3
Class S Shares	23,359	20,031	4,114	4,220	143	2	44,903	46,388
Shares repurchased
Class A Shares	(12,161)	(529)	(2,161)	(704)	(11,462)	(2,490)	(2,476)	(1,070)
Class C Shares	(1,412)	(3,426)	(1,007)	(2,277)	(6,266)	(1,857)	(1,986)	(3,093)
Class I Shares	(404)	(14)	(174)	(17)	(1,128)	(1,314)	(15,719)	(42)
Class R Shares	(293)	(788)	(3)	(71)	(891)	(55)	(222)	–
Class S Shares	(111,264)	(135,597)	(28,205)	(25,546)	(3,743)	(1,830)	(76,268)	(163,979)
Net Increase/(Decrease) from Capital Share Transactions	2,589	(55,476)	9,558	16,743	117,260	131,383	33,619	(26,197)
Net Increase/(Decrease) in Net Assets	(51,506)	(30,382)	458	23,069	117,302	138,689	(1,570)	(2,086)
Net Assets:
Beginning of period	245,968	276,350	91,009	67,940	148,916	10,227	524,487	526,573
End of period	$194,462	$245,968	$91,467	$91,009	$266,218	$148,916	$522,917	$524,487
Undistributed net investment income/(loss)*	$627	$849	$72	$82	$(487)	$(71)	$1,536	$2,125

Janus Adviser Series January 31, 2008 89

Financial Highlights – Class A Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Large Cap Growth Fund
	2008		2007		2006		2005(1)
Net Asset Value, Beginning of Period	$25.49		$21.31		$21.07		$18.80
Income from Investment Operations:
Net investment income/(loss)	.06		.02		.01		.05
Net gain/(loss) on securities (both realized and unrealized)	(.22)		4.23		.23		2.22
Total from Investment Operations	(.16)		4.25		.24		2.27
Less Distributions and Other:
Dividends (from net investment income)*	(.15)		(.07)		–		–
Distributions (from capital gains)*	–		–		–		–
Payment from affiliate	–	(2)	–	(2)	–		–
Total Distributions and Other	(.15)		(.07)		–		–
Net Asset Value, End of Period	$25.18		$25.49		$21.31		$21.07
Total Return**	(0.65	)%(3)	19.96	%(3)	1.14%		12.07%
Net Assets, End of Period (in thousands)	$7,246		$5,797		$52		$20
Average Net Assets for the Period (in thousands)	$6,882		$1,299		$31		$14
Ratio of Gross Expenses to Average Net Assets***(4)	0.91%		0.92%		0.91%		0.91%
Ratio of Net Expenses to Average Net Assets***(4)	0.91%		0.91%		0.91%		0.91%
Ratio of Net Investment Income to Average Net Assets***	0.47%		0.27%		0.32%		0.07%
Portfolio Turnover Rate***	123%		26%		81%		62%
For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Forty Fund
and through each fiscal year or period ended July 31	2008		2007		2006		2005(1)
Net Asset Value, Beginning of Period	$34.52		$28.44		$27.41		$22.32
Income from Investment Operations:
Net investment income/(loss)	–		.04		.06		.02
Net gain/(loss) on securities (both realized and unrealized)	3.75		7.11		.97		5.07
Total from Investment Operations	3.75		7.15		1.03		5.09
Less Distributions and Other:
Dividends (from net investment income)*	(.07)		(.03)		–		–
Distributions (from capital gains)*	(.01)		(1.04)		–		–
Payment from affiliate	–	(2)	–		–		–
Total Distributions and Other	(.08)		(1.07)		–		–
Net Asset Value, End of Period	$38.19		$34.52		$28.44		$27.41
Total Return**	10.85	%(3)	25.58%		3.76%		22.80%
Net Assets, End of Period (in thousands)	$1,040,766		$654,807		$285,721		$30,042
Average Net Assets for the Period (in thousands)	$901,712		$377,917		$216,262		$7,814
Ratio of Gross Expenses to Average Net Assets***(4)	0.92%		0.95	%(5)	0.93	%(5)	0.92%
Ratio of Net Expenses to Average Net Assets***(4)	0.92%		0.94	%(5)	0.93	%(5)	0.91%
Ratio of Net Investment Income to Average Net Assets***	0.13%		0.33%		0.39%		0.13%
Portfolio Turnover Rate***	47%		22%		55%		45%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal year 2007 and 2006, the ratio would be 0.92% and 0.92%, respectively, in 2007, and 0.92% and 0.92%, respectively, in 2006, without the inclusion of dividends on short positions.

See Notes to Financial Statements.
90 Janus Adviser Series January 31, 2008

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Orion Fund
and through each fiscal year ended July 31	2008	2007		2006
Net Asset Value, Beginning of Period	$14.74	$10.88		$10.00
Income from Investment Operations:
Net investment income/(loss)	–	–		.03
Net gain/(loss) on securities (both realized and unrealized)	.16	3.86		.85
Total from Investment Operations	.16	3.86		.88
Less Distributions and Other:
Dividends (from net investment income)*	(.03)	–		–
Distributions (from capital gains)*	(.03)	–		–
Payment from affiliate	–	–	(1)	–
Total Distributions and Other	(.06)	–		–
Net Asset Value, End of Period	$14.84	$14.74		$10.88
Total Return**	1.09%	35.48	%(2)	8.80%
Net Assets, End of Period (in thousands)	$14,778	$3,264		$342
Average Net Assets for the Period (in thousands)	$10,663	$1,217		$300
Ratio of Gross Expenses to Average Net Assets***(3)	1.21%	1.24%		1.55%
Ratio of Net Expenses to Average Net Assets***(3)	1.20%	1.20%		1.48%
Ratio of Net Investment Income to Average Net Assets***	0.42%	0.49%		0.07%
Portfolio Turnover Rate***	128%	18%		57%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Mid Cap Growth Fund
	2008	2007	2006	2005(4)
Net Asset Value, Beginning of Period	$35.66	$28.07	$26.79	$21.75
Income from Investment Operations:
Net investment income/(loss)	(.04)	(.02)	.02	.04
Net gain/(loss) on securities (both realized and unrealized)	.53	7.61	1.26	5.00
Total from Investment Operations	.49	7.59	1.28	5.04
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions and Other	–	–	–	–
Net Asset Value, End of Period	$36.15	$35.66	$28.07	$26.79
Total Return**	1.37%	27.04%	4.78%	23.17%
Net Assets, End of Period (in thousands)	$31,058	$5,882	$1,349	$325
Average Net Assets for the Period (in thousands)	$14,677	$2,670	$817	$164
Ratio of Gross Expenses to Average Net Assets***(3)	0.91%	0.90%	0.90%	0.91%
Ratio of Net Expenses to Average Net Assets***(3)	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.06)%	0.04%	(0.12)%	(0.28)%
Portfolio Turnover Rate***	63%	35%	43%	32%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  See Note 4 in Notes to Financial Statements.

(4)  Period from September 30, 2004 (inception date) through July 31, 2005.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 91

Financial Highlights – Class A Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year ended July 31	Janus Adviser Small-Mid Growth Fund
	2008		2007		2006
Net Asset Value, Beginning of Period	$13.66		$10.65		$10.00
Income from Investment Operations:
Net investment income/(loss)	(.04)		.03		.01
Net gain/(loss) on securities (both realized and unrealized)	.13		3.10		.64
Total from Investment Operations	.09		3.13		.65
Less Distributions and Other:
Dividends (from net investment income)*	–		–		–
Distributions (from capital gains)*	(1.21)		(.12)		–
Payment from affiliate	.01		–	(1)	–
Total Distributions and Other	(1.20)		(.12)		–
Net Asset Value, End of Period	$12.55		$13.66		$10.65
Total Return**	0.26	%(2)	29.50	%(3)	6.50%
Net Assets, End of Period (in thousands)	$1,871		$1,083		$808
Average Net Assets for the Period (in thousands)	$1,939		$895		$513
Ratio of Gross Expenses to Average Net Assets***(4)	1.32%		1.33%		1.52%
Ratio of Net Expenses to Average Net Assets***(4)	1.30%		1.30%		1.47%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.28)%		(0.46)%		(0.04)%
Portfolio Turnover Rate***	81%		100%		261%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Growth and Income Fund
	2008		2007		2006		2005(5)
Net Asset Value, Beginning of Period	$19.19		$17.71		$17.29		$14.64
Income from Investment Operations:
Net investment income/(loss)	.15		.30		.24		.07
Net gain/(loss) on securities (both realized and unrealized)	(1.31)		2.71		.62		2.65
Total from Investment Operations	(1.16)		3.01		.86		2.72
Less Distributions and Other:
Dividends (from net investment income)*	(.14)		(.32)		(.24)		(.07)
Distributions (from capital gains)*	(3.18)		(1.21)		(.23)		–
Payment from affiliate	–	(1)	–	(1)	.03		–
Total Distributions and Other	(3.32)		(1.53)		(.44)		(.07)
Net Asset Value, End of Period	$14.71		$19.19		$17.71		$17.29
Total Return**	(7.03	)%(3)	17.62	%(3)	5.08	%(6)	18.62%
Net Assets, End of Period (in thousands)	$59,077		$3,346		$1,251		$158
Average Net Assets for the Period (in thousands)	$53,581		$2,727		$657		$72
Ratio of Gross Expenses to Average Net Assets***(4)	0.97%		1.00%		1.09%		0.98%
Ratio of Net Expenses to Average Net Assets***(4)	0.96%		0.99%		1.09%		0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.69%		2.12%		1.76%		0.46%
Portfolio Turnover Rate***	94%		54%		42%		43%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.06%

(3)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Period from September 30, 2004 (inception date) through July 31, 2005.

(6)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.17%.

See Notes to Financial Statements.
92 Janus Adviser Series January 31, 2008

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Fundamental Equity Fund
	2008	2007	2006		2005(1)
Net Asset Value, Beginning of Period	$20.90	$19.40	$19.58		$17.05
Income from Investment Operations:
Net investment income/(loss)	–	.08	.03		.05
Net gain/(loss) on securities (both realized and unrealized)	(.41)	2.97	1.92		3.01
Total from Investment Operations	(.41)	3.05	1.95		3.06
Less Distributions and Other:
Dividends (from net investment income)*	(.07)	(.06)	(.05)		–
Distributions (from capital gains)*	(1.55)	(1.49)	(2.08)		(.53)
Payment from affiliate	–	–	–	(2)	–
Total Distributions and Other	(1.62)	(1.55)	(2.13)		(.53)
Net Asset Value, End of Period	$18.87	$20.90	$19.40		$19.58
Total Return**	(2.36)%	16.25%	10.05	%(3)	18.19%
Net Assets, End of Period (in thousands)	$19,784	$1,499	$1,311		$64
Average Net Assets for the Period (in thousands)	$15,176	$1,410	$458		$50
Ratio of Gross Expenses to Average Net Assets***(4)	0.95%	0.95%	0.96%		0.96%
Ratio of Net Expenses to Average Net Assets***(4)	0.95%	0.95%	0.95%		0.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.60%	0.41%	0.55%		0.42%
Portfolio Turnover Rate***	227%	36%	48%		80%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Contrarian Fund
	2008		2007		2006
Net Asset Value, Beginning of Period	$14.95		$11.00		$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)		.02		.03
Net gain/(loss) on securities (both realized and unrealized)	.36		3.97		.98
Total from Investment Operations	.35		3.99		1.01
Less Distributions and Other:
Dividends (from net investment income)*	–		(.04)		–
Distributions (from capital gains)*	(.14)		–		(.01)
Payment from affiliate	–	(2)	–	(2)	–	(2)
Total Distributions and Other	(.14)		(.04)		(.01)
Net Asset Value, End of Period	$15.16		$14.95		$11.00
Total Return**	2.36	%(5)	36.30	%(6)	10.09	%(6)
Net Assets, End of Period (in thousands)	$106,281		$53,117		$5,565
Average Net Assets for the Period (in thousands)	$79,759		$19,623		$1,185
Ratio of Gross Expenses to Average Net Assets***(4)	1.18%		1.20%		1.43%
Ratio of Net Expenses to Average Net Assets***(4)	1.18%		1.20%		1.38%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.03)%		0.15%		1.37%
Portfolio Turnover Rate***	62%		61%		37%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.03%.

(6)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 93

Financial Highlights – Class A Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Balanced Fund
	2008	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$27.19	$26.16	$25.95	$23.80
Income from Investment Operations:
Net investment income/(loss)	.31	.64	.66	.30
Net gain/(loss) on securities (both realized and unrealized)	.50	2.99	.75	2.21
Total from Investment Operations	.81	3.63	1.41	2.51
Less Distributions and Other:
Dividends (from net investment income)*	(.32)	(.63)	(.66)	(.36)
Distributions (from capital gains)*	(2.28)	(1.97)	(.54)	–
Payment from affiliate	–	–	–	–	(2)
Total Distributions and Other	(2.60)	(2.60)	(1.20)	(.36)
Net Asset Value, End of Period	$25.40	$27.19	$26.16	$25.95
Total Return**	2.90%	14.31%	5.53%	10.59	%(3)
Net Assets, End of Period (in thousands)	$23,812	$11,642	$728	$75
Average Net Assets for the Period (in thousands)	$17,907	$3,063	$370	$69
Ratio of Gross Expenses to Average Net Assets***(4)	0.82%	0.83%	0.82%	0.83%
Ratio of Net Expenses to Average Net Assets***(4)	0.82%	0.82%	0.82%	0.82%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.09%	2.22%	1.87%	1.81%
Portfolio Turnover Rate***	73%	54%	49%	47%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
94 Janus Adviser Series January 31, 2008

Financial Highlights – Class C Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Large Cap Growth Fund
	2008		2007		2006		2005		2004		2003(1)
Net Asset Value, Beginning of Period	$25.25		$21.22		$21.13		$19.22		$17.68		$15.28
Income from Investment Operations:
Net investment income/(loss)	.04		(.01)		(.10)		(.13)		(.11)		(.01)
Net gain/(loss) on securities (both realized and unrealized)	(.30)		4.04		.19		2.04		1.65		2.41
Total from Investment Operations	(.26)		4.03		.09		1.91		1.54		2.40
Less Distributions and Other:
Dividends (from net investment income)*	–		–		–		–		–		–
Distributions (from capital gains)*	–		–		–		–		–		–
Payment from affiliate	–	(2)	–	(2)	–		–	(2)	–	(2)	–
Total Distributions and Other	–		–		–		–		–		–
Net Asset Value, End of Period	$24.99		$25.25		$21.22		$21.13		$19.22		$17.68
Total Return**	(1.03	)%(3)	18.99	%(3)	0.43%		9.94	%(4)	8.71	%(3)	15.84%
Net Assets, End of Period (in thousands)	$4,018		$3,314		$2,291		$2,258		$2,498		$2,880
Average Net Assets for the Period (in thousands)	$3,950		$2,640		$2,394		$2,311		$2,859		$1,567
Ratio of Gross Expenses to Average Net Assets***(5)	1.65%		1.66%		1.66%		1.66%		1.67%		1.67%
Ratio of Net Expenses to Average Net Assets***(5)	1.65%		1.66%		1.66%		1.66%		1.67%		1.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.24)%		(0.35)%		(0.50)%		(0.73)%		(0.89)%		(0.85)%
Portfolio Turnover Rate***	123%		26%		81%		62%		27%		43%
For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Forty Fund
and through each fiscal year or period ended July 31	2008		2007		2006		2005		2004		2003(1)
Net Asset Value, Beginning of Period	$33.83		$28.07		$27.25		$21.21		$19.69		$18.00
Income from Investment Operations:
Net investment income/(loss)	(.01)		.04		.06		(.06)		(.16)		(.06)
Net gain/(loss) on securities (both realized and unrealized)	3.55		6.76		.76		6.10		1.68		1.75
Total from Investment Operations	3.54		6.80		.82		6.04		1.52		1.69
Less Distributions and Other:
Dividends (from net investment income)*	–		–		–		–		–		–
Distributions (from capital gains)*	(.01)		(1.04)		–		–		–		–
Payment from affiliate	–	(2)	–	(2)	–	(2)	–		–		–
Total Distributions and Other	(.01)		(1.04)		–		–		–		–
Net Asset Value, End of Period	$37.36		$33.83		$28.07		$27.25		$21.21		$19.69
Total Return**	10.45	%(3)	24.62	%(6)	3.01	%(3)	28.48%		7.72%		9.39%
Net Assets, End of Period (in thousands)	$290,292		$139,470		$51,976		$24,766		$15,818		$20,993
Average Net Assets for the Period (in thousands)	$229,624		$81,438		$39,687		$18,839		$19,307		$13,963
Ratio of Gross Expenses to Average Net Assets***(5)	1.67%		1.70	%(7)	1.68	%(7)	1.67%		1.67%		1.68%
Ratio of Net Expenses to Average Net Assets***(5)	1.67%		1.70	%(7)	1.68	%(7)	1.67%		1.67%		1.68%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.64)%		(0.42)%		(0.40)%		(0.72)%		(0.76)%		(0.71)%
Portfolio Turnover Rate***	47%		22%		55%		45%		38%		41%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2002 (inception date) through July 31, 2003.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(7)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal year 2007 and 2006, the ratio would be 1.67% and 1.67%, respectively, in 2007, and 1.67% and 1.67%, respectively, in 2006, without the inclusion of dividends on short positions.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 95

Financial Highlights – Class C Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Orion Fund
and through each fiscal year ended July 31	2008	2007		2006
Net Asset Value, Beginning of Period	$14.52	$10.80		$10.00
Income from Investment Operations:
Net investment income/(loss)	–	.01		(.03)
Net gain/(loss) on securities (both realized and unrealized)	.10	3.71		.83
Total from Investment Operations	.10	3.72		.80
Less Distributions and Other:
Dividends (from net investment income)*	–	–		–
Distributions (from capital gains)*	(.03)	–		–
Payment from affiliate	–	–	(1)	–
Total Distributions and Other	(.03)	–		–
Net Asset Value, End of Period	$14.59	$14.52		$10.80
Total Return**	0.70%	34.44	%(2)	8.00%
Net Assets, End of Period (in thousands)	$9,391	$3,355		$361
Average Net Assets for the Period (in thousands)	$6,425	$1,433		$291
Ratio of Gross Expenses to Average Net Assets***(3)	1.96%	1.98%		2.31%
Ratio of Net Expenses to Average Net Assets***(3)	1.95%	1.95%		2.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.35)%	(0.22)%		(0.66)%
Portfolio Turnover Rate***	128%	18%		57%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Mid Cap Growth Fund
	2008	2007	2006	2005	2004	2003(4)
Net Asset Value, Beginning of Period	$34.84	$27.63	$26.57	$21.06	$18.42	$15.27
Income from Investment Operations:
Net investment income/(loss)	(.04)	(.09)	(.11)	(.12)	.14	(.02)
Net gain/(loss) on securities (both realized and unrealized)	.37	7.30	1.17	5.63	2.50	3.17
Total from Investment Operations	.33	7.21	1.06	5.51	2.64	3.15
Less Distributions:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	–	–	–	–	–
Net Asset Value, End of Period	$35.17	$34.84	$27.63	$26.57	$21.06	$18.42
Total Return**	0.95%	26.09%	3.99%	26.16%	14.33%	20.63%
Net Assets, End of Period (in thousands)	$13,297	$9,196	$4,169	$2,740	$1,932	$530
Average Net Assets for the Period (in thousands)	$12,129	$6,071	$3,597	$2,281	$1,439	$350
Ratio of Gross Expenses to Average Net Assets***(3)	1.66%	1.65%	1.65%	1.65%	1.66%	1.66%
Ratio of Net Expenses to Average Net Assets***(3)	1.66%	1.65%	1.65%	1.65%	1.66%	1.66%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.61)%	(0.71)%	(0.88)%	(1.00)%	(1.12)%	(1.07)%
Portfolio Turnover Rate***	63%	35%	43%	32%	30%	43%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  See Note 4 in Notes to Financial Statements.

(4)  Period from September 30, 2002 (inception date) through July 31, 2003.

See Notes to Financial Statements.
96 Janus Adviser Series January 31, 2008

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year ended July 31	Janus Adviser Small-Mid Growth Fund
	2008	2007		2006
Net Asset Value, Beginning of Period	$13.48	$10.59		$10.00
Income from Investment Operations:
Net investment income/(loss)	(.05)	(.05)		(.04)
Net gain/(loss) on securities (both realized and unrealized)	.10	3.06		.62
Total from Investment Operations	.05	3.01		.58
Less Distributions and Other:
Dividends (from net investment income)*	–	–		–
Distributions (from capital gains)*	(1.21)	(.12)		–
Payment from affiliate	–	–	(1)	.01
Total Distributions and Other	(1.21)	(.12)		.01
Net Asset Value, End of Period	$12.32	$13.48		$10.59
Total Return**	(0.12)%	28.52	%(2)	5.90	%(3)
Net Assets, End of Period (in thousands)	$1,326	$1,226		$737
Average Net Assets for the Period (in thousands)	$1,377	$1,002		$443
Ratio of Gross Expenses to Average Net Assets***(4)	2.07%	2.08%		2.28%
Ratio of Net Expenses to Average Net Assets***(4)	2.05%	2.05%		2.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.99)%	(1.20)%		(0.79)%
Portfolio Turnover Rate***	81%	100%		261%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Growth and Income Fund
	2008	2007	2006		2005		2004	2003(5)
Net Asset Value, Beginning of Period	$19.33	$17.78	$17.33		$14.49		$13.39	$11.57
Income from Investment Operations:
Net investment income/(loss)	.07	.15	.09		(.10)		(.08)	(.01)
Net gain/(loss) on securities (both realized and unrealized)	(1.32)	2.74	.67		2.94		1.18	1.83
Total from Investment Operations	(1.25)	2.89	.76		2.84		1.10	1.82
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	(.13)	(.09)		–		–	–
Distributions (from capital gains)*	(3.18)	(1.21)	(.23)		–		–	–
Payment from affiliate	–	–	.01		–	(1)	–	–
Total Distributions and Other	(3.28)	(1.34)	(.31)		–		–	–
Net Asset Value, End of Period	$14.80	$19.33	$17.78		$17.33		$14.49	$13.39
Total Return**	(7.44)%	16.71%	4.42	%(6)	19.60	%(7)	8.22%	15.74%
Net Assets, End of Period (in thousands)	$7,883	$9,395	$8,615		$9,009		$11,753	$12,805
Average Net Assets for the Period (in thousands)	$9,195	$9,416	$9,859		$10,038		$13,658	$6,061
Ratio of Gross Expenses to Average Net Assets***(4)	1.90%	1.76%	1.66%		1.80%		1.72%	1.73%
Ratio of Net Expenses to Average Net Assets***(4)	1.89%	1.76%	1.66%		1.80%		1.72%	1.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.50%	1.30%	0.64%		(0.25)%		(0.53)%	(0.18)%
Portfolio Turnover Rate***	94%	54%	42%		43%		46%	37%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.09%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Period from September 30, 2002 (inception date) through July 31, 2003.

(6)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.07%.

(7)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 97

Financial Highlights – Class C Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Fundamental Equity Fund
	2008	2007	2006		2005		2004	2003(1)
Net Asset Value, Beginning of Period	$20.55	$19.20	$19.48		$16.69		$14.74	$12.96
Income from Investment Operations:
Net investment income/(loss)	–	(.06)	.02		(.08)		(.08)	(.03)
Net gain/(loss) on securities (both realized and unrealized)	(.48)	2.90	1.78		3.40		2.03	1.81
Total from Investment Operations	(.48)	2.84	1.80		3.32		1.95	1.78
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–		–		–	–
Distributions (from capital gains)*	(1.55)	(1.49)	(2.08)		(.53)		–	–
Payment from affiliate	–	–	–	(2)	–	(2)	–	–
Total Distributions and Other	(1.55)	(1.49)	(2.08)		(.53)		–	–
Net Asset Value, End of Period	$18.52	$20.55	$19.20		$19.48		$16.69	$14.74
Total Return**	(2.73)%	15.25%	9.30	%(3)	20.12	%(4)	13.23%	13.73%
Net Assets, End of Period (in thousands)	$14,394	$14,123	$12,575		$8,759		$9,252	$10,261
Average Net Assets for the Period (in thousands)	$14,630	$13,854	$10,393		$8,621		$10,439	$6,671
Ratio of Gross Expenses to Average Net Assets***(5)	1.70%	1.70%	1.70%		1.70%		1.75%	2.10%
Ratio of Net Expenses to Average Net Assets***(5)	1.70%	1.70%	1.70%		1.70%		1.75%	2.09%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.24)%	(0.33)%	(0.28)%		(0.26)%		(0.61)%	(0.70)%
Portfolio Turnover Rate***	227%	36%	48%		80%		63%	71%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Contrarian Fund
	2008		2007		2006
Net Asset Value, Beginning of Period	$14.76		$10.91		$10.00
Income from Investment Operations:
Net investment income/(loss)	(.04)		(.03)		.01
Net gain/(loss) on securities (both realized and unrealized)	.33		3.88		.91
Total from Investment Operations	.29		3.85		.92
Less Distributions and Other:
Dividends (from net investment income)*	–		–		–
Distributions (from capital gains)*	(.14)		–		(.01)
Payment from affiliate	–	(2)	–	(2)	–
Total Distributions and Other	(.14)		–		(.01)
Net Asset Value, End of Period	$14.91		$14.76		$10.91
Total Return**	1.98	%(6)	35.35	%(4)	9.19%
Net Assets, End of Period (in thousands)	$130,223		$76,280		$3,730
Average Net Assets for the Period (in thousands)	$104,198		$25,403		$1,229
Ratio of Gross Expenses to Average Net Assets***(5)	1.95%		1.95%		2.20%
Ratio of Net Expenses to Average Net Assets***(5)	1.95%		1.95%		2.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.75)%		(0.59)%		0.35%
Portfolio Turnover Rate***	62%		61%		37%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2002 (inception date) through July 31, 2003.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.03%.

See Notes to Financial Statements.
98 Janus Adviser Series January 31, 2008

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Balanced Fund
	2008	2007		2006	2005		2004	2003(1)
Net Asset Value, Beginning of Period	$27.83	$26.68		$26.27	$23.72		$22.18	$20.88
Income from Investment Operations:
Net investment income/(loss)	.18	.40		.28	.29		.25	.15
Net gain/(loss) on securities (both realized and unrealized)	.53	3.12		.94	2.53		1.48	1.28
Total from Investment Operations	.71	3.52		1.22	2.82		1.73	1.43
Less Distributions and Other:
Dividends (from net investment income)*	(.21)	(.40)		(.27)	(.27)		(.19)	(.13)
Distributions (from capital gains)*	(2.28)	(1.97)		(.54)	–		–	–
Payment from affiliate	–	–	(2)	–	–	(2)	–	–
Total Distributions and Other	(2.49)	(2.37)		(.81)	(.27)		(.19)	(.13)
Net Asset Value, End of Period	$26.05	$27.83		$26.68	$26.27		$23.72	$22.18
Total Return**	2.48%	13.53	%(3)	4.70%	11.96	%(3)	7.79%	6.92%
Net Assets, End of Period (in thousands)	$20,019	$19,086		$17,882	$17,764		$20,822	$31,430
Average Net Assets for the Period (in thousands)	$19,697	$18,723		$18,036	$19,165		$26,404	$19,574
Ratio of Gross Expenses to Average Net Assets***(4)	1.57%	1.57%		1.57%	1.57%		1.66%	1.67%
Ratio of Net Expenses to Average Net Assets***(4)	1.57%	1.57%		1.57%	1.57%		1.66%	1.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.33%	1.45%		1.02%	1.09%		0.92%	1.06%
Portfolio Turnover Rate***	73%	54%		49%	47%		92%	67%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2002 (inception date) through July 31, 2003.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 99

Financial Highlights – Class I Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Large Cap Growth Fund
	2008		2007		2006(1)
Net Asset Value, Beginning of Period	$27.82		$23.21		$21.50
Income from Investment Operations:
Net investment income/(loss)	(.08)		(3.58)		3.84
Net gain/(loss) on securities (both realized and unrealized)	(.06)		8.14		(2.13)
Total from Investment Operations	(.14)		4.56		1.71
Less Distributions and Other:
Dividends (from net investment income)*	(.19)		(.08)		–
Distributions (from capital gains)*	–		–		–
Payment from affiliate	–	(2)	.13		–
Total Distributions and Other	(.19)		.05		–
Net Asset Value, End of Period	$27.49		$27.82		$23.21
Total Return**	(0.54	)%(3)	20.25	%(4)	7.95	%(5)
Net Assets, End of Period (in thousands)	$51,985		$531		$11
Average Net Assets for the Period (in thousands)	$48,258		$306		$193
Ratio of Gross Expenses to Average Net Assets***(6)	0.66%		0.66%		0.54%
Ratio of Net Expenses to Average Net Assets***(6)	0.66%		0.66%		0.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.73%		0.79%		1.34%
Portfolio Turnover Rate***	123%		26%		81%
For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Forty Fund
and through each fiscal year or period ended July 31	2008		2007		2006(1)
Net Asset Value, Beginning of Period	$34.48		$28.40		$28.80
Income from Investment Operations:
Net investment income/(loss)	.03		.07		.09
Net gain/(loss) on securities (both realized and unrealized)	3.78		7.15		(.49)
Total from Investment Operations	3.81		7.22		(.40)
Less Distributions and Other:
Dividends (from net investment income)*	(.15)		(.10)		–
Distributions (from capital gains)*	(.01)		(1.04)		–
Payment from affiliate	–		–	(2)	–
Total Distributions and Other	(.16)		(1.14)		–
Net Asset Value, End of Period	$38.13		$34.48		$28.40
Total Return**	11.01%		25.86	%(7)	(1.39)%
Net Assets, End of Period (in thousands)	$326,673		$97,395		$8,532
Average Net Assets for the Period (in thousands)	$265,373		$39,961		$5,846
Ratio of Gross Expenses to Average Net Assets***(6)	0.65%		0.68	%(8)	0.69	%(8)
Ratio of Net Expenses to Average Net Assets***(6)	0.64%		0.68	%(8)	0.69	%(8)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.37%		0.60%		0.72%
Portfolio Turnover Rate***	47%		22%		55%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity error, which otherwise would have reduced total return by less than 0.01%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.62%.

(5)  The total return for the period ended July 31, 2006 for Janus Adviser Large Cap Growth Fund - Class I Shares reflects large fluctuations in asset size and shareholder transactions and is not indicative of future performance.

(6)  See Note 4 in Notes to Financial Statements.

(7)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(8)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal year 2007 and 2006, the ratio would be 0.66% and 0.66%, respectively, in 2007, and 0.68% and 0.68%, respectively, in 2006, without the inclusion of dividends on short positions.

See Notes to Financial Statements.
100 Janus Adviser Series January 31, 2008

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Orion Fund
and through each fiscal year or period ended July 31	2008	2007		2006(1)
Net Asset Value, Beginning of Period	$14.79	$10.89		$10.43
Income from Investment Operations:
Net investment income/(loss)	.02	(.01)		.04
Net gain/(loss) on securities (both realized and unrealized)	.15	3.91		.42
Total from Investment Operations	.17	3.90		.46
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	–		–
Distributions (from capital gains)*	(.03)	–		–
Payment from affiliate	–	–	(2)	–
Total Distributions and Other	(.07)	–		–
Net Asset Value, End of Period	$14.89	$14.79		$10.89
Total Return**	1.16%	35.81	%(3)	4.41%
Net Assets, End of Period (in thousands)	$995	$246		$10
Average Net Assets for the Period (in thousands)	$712	$71		$11
Ratio of Gross Expenses to Average Net Assets***(4)	0.96%	1.00%		1.31%
Ratio of Net Expenses to Average Net Assets***(4)	0.95%	0.95%		1.21%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.69%	0.64%		0.12%
Portfolio Turnover Rate***	128%	18%		57%
For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Mid Cap Growth Fund
	2008	2007		2006(1)
Net Asset Value, Beginning of Period	$35.70	$28.03		$27.98
Income from Investment Operations:
Net investment income/(loss)	.04	(.05)		.05
Net gain/(loss) on securities (both realized and unrealized)	.48	7.72		(.09)
Total from Investment Operations	.52	7.67		(.04)
Less Distributions and Other:
Dividends (from net investment income)*	–	–		–
Distributions (from capital gains)*	–	–		–
Payment from affiliate	–	–		.09
Total Distributions and Other	–	–		.09
Net Asset Value, End of Period	$36.22	$35.70		$28.03
Total Return**	1.46%	27.36%		0.18	%(5)
Net Assets, End of Period (in thousands)	$13,440	$7,124		$57
Average Net Assets for the Period (in thousands)	$9,711	$731		$22
Ratio of Gross Expenses to Average Net Assets***(4)	0.65%	0.67%		0.66%
Ratio of Net Expenses to Average Net Assets***(4)	0.65%	0.65%		0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.34%	0.01%		0.11%
Portfolio Turnover Rate***	63%	35%		43%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2) Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  During the period ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.28%.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 101

Financial Highlights – Class I Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Small-Mid Growth Fund
	2008	2007	2006(1)
Net Asset Value, Beginning of Period	$13.70	$10.65	$10.38
Income from Investment Operations:
Net investment income/(loss)	(.01)	.05	.01
Net gain/(loss) on securities (both realized and unrealized)	.14	3.12	.26
Total from Investment Operations	.13	3.17	.27
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(1.21)	(.12)	–
Total Distributions	(1.21)	(.12)	–
Net Asset Value, End of Period	$12.62	$13.70	$10.65
Total Return**	0.49%	29.87%	2.60%
Net Assets, End of Period (in thousands)	$890	$846	$334
Average Net Assets for the Period (in thousands)	$901	$641	$121
Ratio of Gross Expenses to Average Net Assets***(2)	1.07%	1.09%	1.34%
Ratio of Net Expenses to Average Net Assets***(2)	1.05%	1.05%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.01%	(0.19)%	0.20%
Portfolio Turnover Rate***	81%	100%	261%
For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Growth and Income Fund
	2008	2007	2006(1)
Net Asset Value, Beginning of Period	$19.22	$17.69	$18.11
Income from Investment Operations:
Net investment income/(loss)	.17	.32	.25
Net gain/(loss) on securities (both realized and unrealized)	(1.32)	2.72	(.16)
Total from Investment Operations	(1.15)	3.04	.09
Less Distributions:
Dividends (from net investment income)*	(.15)	(.30)	(.28)
Distributions (from capital gains)*	(3.18)	(1.21)	(.23)
Total Distributions	(3.33)	(1.51)	(.51)
Net Asset Value, End of Period	$14.74	$19.22	$17.69
Total Return**	(6.99)%	17.81%	0.44%
Net Assets, End of Period (in thousands)	$1,657	$116	$25
Average Net Assets for the Period (in thousands)	$1,693	$82	$17
Ratio of Gross Expenses to Average Net Assets***(2)	0.77%	0.77%	0.76%
Ratio of Net Expenses to Average Net Assets***(2)	0.76%	0.77%	0.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.82%	2.42%	2.19%
Portfolio Turnover Rate***	94%	54%	42%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
102 Janus Adviser Series January 31, 2008

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Fundamental Equity Fund
	2008		2007	2006(1)
Net Asset Value, Beginning of Period	$20.88		$19.37	$20.80
Income from Investment Operations:
Net investment income/(loss)	–		.11	.11
Net gain/(loss) on securities (both realized and unrealized)	(.39)		2.97	.60
Total from Investment Operations	(.39)		3.08	.71
Less Distributions:
Dividends (from net investment income)*	(.08)		(.08)	(.06)
Distributions (from capital gains)*	(1.55)		(1.49)	(2.08)
Total Distributions	(1.63)		(1.57)	(2.14)
Net Asset Value, End of Period	$18.86		$20.88	$19.37
Total Return**	(2.28)%		16.42%	3.54%
Net Assets, End of Period (in thousands)	$1,128		$185	$110
Average Net Assets for the Period (in thousands)	$956		$137	$56
Ratio of Gross Expenses to Average Net Assets***(2)	0.70%		0.70%	0.71%
Ratio of Net Expenses to Average Net Assets***(2)	0.70%		0.70%	0.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.75%		0.66%	0.81%
Portfolio Turnover Rate***	227%		36%	48%
For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Contrarian Fund
	2008		2007	2006(1)
Net Asset Value, Beginning of Period	$14.98		$11.00	$10.43
Income from Investment Operations:
Net investment income/(loss)	(.01)		.02	.06
Net gain/(loss) on securities (both realized and unrealized)	.38		4.01	.52
Total from Investment Operations	.37		4.03	.58
Less Distributions and Other:
Dividends (from net investment income)*	–		(.05)	–
Distributions (from capital gains)*	(.14)		–	(.01)
Payment from affiliate	–	(3)	–	–
Total Distributions and Other	(.14)		(.05)	(.01)
Net Asset Value, End of Period	$15.21		$14.98	$11.00
Total Return**	2.49	%(4)	36.71%	5.55%
Net Assets, End of Period (in thousands)	$12,700		$6,383	$58
Average Net Assets for the Period (in thousands)	$9,105		$2,029	$32
Ratio of Gross Expenses to Average Net Assets***(2)	0.93%		0.95%	1.21%
Ratio of Net Expenses to Average Net Assets***(2)	0.93%		0.95%	1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.19%		0.64%	1.61%
Portfolio Turnover Rate***	62%		61%	37%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2)  See Note 4 in Notes to Financial Statements.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(4)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.03%.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 103

Financial Highlights – Class I Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Balanced Fund
	2008	2007	2006(1)
Net Asset Value, Beginning of Period	$27.03	$25.96	$26.55
Income from Investment Operations:
Net investment income/(loss)	(.21)	1.02	.38
Net gain/(loss) on securities (both realized and unrealized)	1.04	2.66	.33
Total from Investment Operations	.83	3.68	.71
Less Distributions:
Dividends (from net investment income)*	(.34)	(.64)	(.76)
Distributions (from capital gains)*	(2.28)	(1.97)	(.54)
Total Distributions	(2.62)	(2.61)	(1.30)
Net Asset Value, End of Period	$25.24	$27.03	$25.96
Total Return**	3.01%	14.64%	2.73%
Net Assets, End of Period (in thousands)	$2,701	$2,906	$10
Average Net Assets for the Period (in thousands)	$12,508	$737	$10
Ratio of Gross Expenses to Average Net Assets***(2)	0.57%	0.58%	0.57%
Ratio of Net Expenses to Average Net Assets***(2)	0.57%	0.57%	0.57%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.35%	2.54%	2.03%
Portfolio Turnover Rate***	73%	54%	49%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
104 Janus Adviser Series January 31, 2008

Financial Highlights – Class R Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Large Cap Growth Fund
	2008		2007		2006		2005(1)
Net Asset Value, Beginning of Period	$25.19		$21.11		$20.98		$18.80
Income from Investment Operations:
Net investment income/(loss)	.12		–		(.05)		(.03)
Net gain/(loss) on securities (both realized and unrealized)	(.35)		4.08		.18		2.21
Total from Investment Operations	(.23)		4.08		.13		2.18
Less Distributions and Other:
Dividends (from net investment income)*	(.13)		–		–		–
Distributions (from capital gains)*	–		–		–		–
Payment from affiliate	–	(2)	–	(2)	–		–
Total Distributions and Other	(.13)		–		–		–
Net Asset Value, End of Period	$24.83		$25.19		$21.11		$20.98
Total Return**	(0.92	)%(3)	19.33	%(3)	0.62%		11.60%
Net Assets, End of Period (in thousands)	$312		$16		$11		$11
Average Net Assets for the Period (in thousands)	$123		$14		$11		$11
Ratio of Gross Expenses to Average Net Assets***(4)	1.42%		1.41%		1.41%		1.41%
Ratio of Net Expenses to Average Net Assets***(4)	1.41%		1.41%		1.41%		1.41%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.11)%		(0.08)%		(0.25)%		(0.44)%
Portfolio Turnover Rate***	123%		26%		81%		62%
For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Forty Fund
and through each fiscal year or period ended July 31	2008		2007		2006		2005(1)
Net Asset Value, Beginning of Period	$33.99		$28.18		$27.28		$22.32
Income from Investment Operations:
Net investment income/(loss)	(.02)		–		.05		(.05)
Net gain/(loss) on securities (both realized and unrealized)	3.63		6.90		.85		5.01
Total from Investment Operations	3.61		6.90		.90		4.96
Less Distributions:
Dividends (from net investment income)*	–		(.05)		–		–
Distributions (from capital gains)*	(.01)		(1.04)		–		–
Total Distributions	(.01)		(1.09)		–		–
Net Asset Value, End of Period	$37.59		$33.99		$28.18		$27.28
Total Return**	10.61%		24.92%		3.30%		22.22%
Net Assets, End of Period (in thousands)	$48,056		$21,923		$6,849		$12
Average Net Assets for the Period (in thousands)	$34,171		$12,731		$2,130		$11
Ratio of Gross Expenses to Average Net Assets***(4)	1.39%		1.43	%(5)	1.45	%(5)	1.42%
Ratio of Net Expenses to Average Net Assets***(4)	1.39%		1.43	%(5)	1.44	%(5)	1.42%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.35)%		(0.15)%		0.05%		(0.51)%
Portfolio Turnover Rate***	47%		22%		55%		45%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal year 2007 and 2006, the ratio would be 1.40% and 1.40%, respectively, in 2007, and 1.42% and 1.42%, respectively, in 2006, without the inclusion of dividends on short positions.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 105

Financial Highlights – Class R Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Orion Fund
and through each fiscal year ended July 31	2008	2007		2006
Net Asset Value, Beginning of Period	$14.60	$10.83		$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)	.01		(.02)
Net gain/(loss) on securities (both realized and unrealized)	.12	3.76		.85
Total from Investment Operations	.11	3.77		.83
Less Distributions and Other:
Dividends (from net investment income)*	–	–		–
Distributions (from capital gains)*	(.03)	–		–
Payment from affiliate	–	–	(1)	–
Total Distributions and Other	(.03)	–		–
Net Asset Value, End of Period	$14.68	$14.60		$10.83
Total Return**	0.77%	34.81	%(2)	8.30%
Net Assets, End of Period (in thousands)	$1,276	$1,160		$271
Average Net Assets for the Period (in thousands)	$1,260	$588		$267
Ratio of Gross Expenses to Average Net Assets***(3)	1.71%	1.73%		2.04%
Ratio of Net Expenses to Average Net Assets***(3)	1.70%	1.70%		1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.09)%	0.03%		(0.41)%
Portfolio Turnover Rate***	128%	18%		57%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Mid Cap Growth Fund
	2008	2007	2006	2005(4)
Net Asset Value, Beginning of Period	$35.16	$27.81	$26.68	$21.75
Income from Investment Operations:
Net investment income/(loss)	(.03)	(.04)	.01	(.03)
Net gain/(loss) on securities (both realized and unrealized)	.41	7.39	1.12	4.96
Total from Investment Operations	.38	7.35	1.13	4.93
Less Distributions:
Dividends (from net investment income)*	–	–	–	–
Distributions (from capital gains)*	–	–	–	–
Total Distributions	–	–	–	–
Net Asset Value, End of Period	$35.54	$35.16	$27.81	$26.68
Total Return**	1.08%	26.43%	4.24%	22.67%
Net Assets, End of Period (in thousands)	$6,331	$2,181	$234	$12
Average Net Assets for the Period (in thousands)	$4,312	$873	$49	$11
Ratio of Gross Expenses to Average Net Assets***(3)	1.40%	1.41%	1.41%	1.40%
Ratio of Net Expenses to Average Net Assets***(3)	1.40%	1.40%	1.40%	1.40%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.50)%	(0.47)%	(0.64)%	(0.75)%
Portfolio Turnover Rate***	63%	35%	43%	32%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  See Note 4 in Notes to Financial Statements.

(4)  Period from September 30, 2004 (inception date) through July 31, 2005.

See Notes to Financial Statements.
106 Janus Adviser Series January 31, 2008

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year ended July 31	Janus Adviser Small-Mid Growth Fund
	2008	2007	2006
Net Asset Value, Beginning of Period	$13.52	$10.59	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)	(.03)	(.03)
Net gain/(loss) on securities (both realized and unrealized)	.09	3.08	.62
Total from Investment Operations	.08	3.05	.59
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(1.21)	(.12)	–
Total Distributions	(1.21)	(.12)	–
Net Asset Value, End of Period	$12.39	$13.52	$10.59
Total Return**	0.12%	28.90%	5.90%
Net Assets, End of Period (in thousands)	$1,093	$498	$345
Average Net Assets for the Period (in thousands)	$995	$429	$280
Ratio of Gross Expenses to Average Net Assets***(1)	1.82%	1.83%	2.02%
Ratio of Net Expenses to Average Net Assets***(1)	1.80%	1.80%	1.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.76)%	(0.96)%	(0.60)%
Portfolio Turnover Rate***	81%	100%	261%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Growth and Income Fund
	2008	2007	2006	2005(2)
Net Asset Value, Beginning of Period	$19.06	$17.61	$17.28	$14.64
Income from Investment Operations:
Net investment income/(loss)	.10	.22	.21	.03
Net gain/(loss) on securities (both realized and unrealized)	(1.29)	2.68	.60	2.63
Total from Investment Operations	(1.19)	2.90	.81	2.66
Less Distributions:
Dividends (from net investment income)*	(.12)	(.24)	(.25)	(.02)
Distributions (from capital gains)*	(3.18)	(1.21)	(.23)	–
Total Distributions	(3.30)	(1.45)	(.48)	(.02)
Net Asset Value, End of Period	$14.57	$19.06	$17.61	$17.28
Total Return**	(7.27)%	17.05%	4.65%	18.18%
Net Assets, End of Period (in thousands)	$3,303	$3,402	$1,860	$12
Average Net Assets for the Period (in thousands)	$3,451	$3,159	$661	$11
Ratio of Gross Expenses to Average Net Assets***(1)	1.52%	1.47%	1.50%	1.46%
Ratio of Net Expenses to Average Net Assets***(1)	1.52%	1.47%	1.49%	1.46%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.85%	1.61%	1.53%	0.19%
Portfolio Turnover Rate***	94%	54%	42%	43%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  See Note 4 in Notes to Financial Statements.

(2)  Period from September 30, 2004 (inception date) through July 31, 2005.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 107

Financial Highlights – Class R Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Fundamental Equity Fund
	2008	2007	2006		2005(1)
Net Asset Value, Beginning of Period	$20.59	$19.24	$19.49		$17.05
Income from Investment Operations:
Net investment income/(loss)	.06	(.05)	.01		–
Net gain/(loss) on securities (both realized and unrealized)	(.50)	2.94	1.84		2.97
Total from Investment Operations	(.44)	2.89	1.85		2.97
Less Distributions and Other:
Dividends (from net investment income)*	(.03)	(.05)	(.02)		–
Distributions (from capital gains)*	(1.55)	(1.49)	(2.08)		(.53)
Payment from affiliate	–	–	–	(2)	–
Total Distributions and Other	(1.58)	(1.54)	(2.10)		(.53)
Net Asset Value, End of Period	$18.57	$20.59	$19.24		$19.49
Total Return**	(2.54)%	15.52%	9.57	%(3)	17.65%
Net Assets, End of Period (in thousands)	$148	$76	$54		$12
Average Net Assets for the Period (in thousands)	$101	$88	$26		$11
Ratio of Gross Expenses to Average Net Assets***(4)	1.45%	1.45%	1.46%		1.45%
Ratio of Net Expenses to Average Net Assets***(4)	1.45%	1.45%	1.45%		1.45%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.02%	(0.11)%	0.01%		0.03%
Portfolio Turnover Rate***	227%	36%	48%		80%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year ended July 31	Janus Adviser Contrarian Fund
	2008		2007	2006
Net Asset Value, Beginning of Period	$14.83		$10.94	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.03)		(.05)	.04
Net gain/(loss) on securities (both realized and unrealized)	.34		3.94	.91
Total from Investment Operations	.31		3.89	.95
Less Distributions and Other:
Dividends (from net investment income)*	–		–	–
Distributions (from capital gains)*	(.14)		–	(.01)
Payment from affiliate	–	(2)	–	–
Total Distributions and Other	(.14)		–	(.01)
Net Asset Value, End of Period	$15.00		$14.83	$10.94
Total Return**	2.11	%(5)	35.58%	9.49%
Net Assets, End of Period (in thousands)	$2,219		$1,192	$276
Average Net Assets for the Period (in thousands)	$2,173		$608	$270
Ratio of Gross Expenses to Average Net Assets***(4)	1.65%		1.70%	1.98%
Ratio of Net Expenses to Average Net Assets***(4)	1.65%		1.70%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.49)%		(0.30)%	0.46%
Portfolio Turnover Rate***	62%		61%	37%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity error, which otherwise would have reduced total return by 0.02%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  During the period ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity error, which otherwise would have reduced total return by 0.07%.

See Notes to Financial Statements.
108 Janus Adviser Series January 31, 2008

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year or period ended July 31	Janus Adviser Balanced Fund
	2008	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$27.36	$26.25	$25.92	$23.80
Income from Investment Operations:
Net investment income/(loss)	.19	.48	.37	.28
Net gain/(loss) on securities (both realized and unrealized)	.54	3.04	.90	2.12
Total from Investment Operations	.73	3.52	1.27	2.40
Less Distributions and Other:
Dividends (from net investment income)*	(.29)	(.44)	(.40)	(.28)
Distributions (from capital gains)*	(2.28)	(1.97)	(.54)	–
Payment from affiliate	–	–	–	–	(2)
Total Distributions and Other	(2.57)	(2.41)	(.94)	(.28)
Net Asset Value, End of Period	$25.52	$27.36	$26.25	$25.92
Total Return**	2.61%	13.80%	4.95%	10.14	%(3)
Net Assets, End of Period (in thousands)	$828	$57	$35	$11
Average Net Assets for the Period (in thousands)	$346	$44	$23	$10
Ratio of Gross Expenses to Average Net Assets***(4)	1.33%	1.32%	1.32%	1.31%
Ratio of Net Expenses to Average Net Assets***(4)	1.32%	1.32%	1.32%	1.31%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.82%	1.76%	1.38%	1.36%
Portfolio Turnover Rate***	73%	54%	49%	47%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(3)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity error, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 109

Financial Highlights – Class S Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year ended July 31	Janus Adviser Large Cap Growth Fund
	2008		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$25.37		$21.21		$21.02		$19.02		$17.42		$16.08
Income from Investment Operations:
Net investment income/(loss)	.04		.04		–		–		–		–
Net gain/(loss) on securities (both realized and unrealized)	(.24)		4.12		.19		2.00		1.60		1.34
Total from Investment Operations	(.20)		4.16		.19		2.00		1.60		1.34
Less Distributions and Other:
Dividends (from net investment income)*	(.06)		–		–		–		–		–
Distributions (from capital gains)*	–		–		–		–		–		–
Payment from affiliate	–	(1)	–	(1)	–		–	(1)	–	(1)	–
Total Distributions and Other	(.06)		–		–		–		–		–
Net Asset Value, End of Period	$25.11		$25.37		$21.21		$21.02		$19.02		$17.42
Total Return**	(0.81	)%(2)	19.63	%(3)	0.90%		10.52	%(3)	9.18	%(3)	8.40%
Net Assets, End of Period (in thousands)	$134,012		$158,512		$153,641		$217,357		$327,901		$404,787
Average Net Assets for the Period (in thousands)	$161,175		$162,858		$190,386		$265,702		$399,852		$328,576
Ratio of Gross Expenses to Average Net Assets***(4)	1.16%		1.16%		1.16%		1.16%		1.17%		1.17%
Ratio of Net Expenses to Average Net Assets***(4)	1.16%		1.16%		1.16%		1.16%		1.17%		1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.25%		0.15%		(0.02)%		(0.24)%		(0.39)%		(0.39)%
Portfolio Turnover Rate***	123%		26%		81%		62%		27%		43%
For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Forty Fund
and through each fiscal year ended July 31	2008		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$34.27		$28.30		$27.34		$21.17		$19.56		$18.75
Income from Investment Operations:
Net investment income/(loss)	(.02)		.03		.02		–		–		–
Net gain/(loss) on securities (both realized and unrealized)	3.70		7.00		.94		6.17		1.61		.82
Total from Investment Operations	3.68		7.03		.96		6.17		1.61		.82
Less Distributions and Other:
Dividends (from net investment income)*	(.02)		(.02)		–		–		–		(.01)
Distributions (from capital gains)*	(.01)		(1.04)		–		–		–		–
Return of capital	–		–		–		–		–		– (5)
Payment from affiliate	–	(1)	–	(1)	–	(1)	–	(1)	–	(1)	–
Total Distributions and Other	(.03)		(1.06)		–		–		–		(.01)
Net Asset Value, End of Period	$37.92		$34.27		$28.30		$27.34		$21.17		$19.56
Total Return**	10.71	%(3)	25.27	%(3)	3.51	%(3)	29.15	%(3)	8.23	%(3)	4.34%
Net Assets, End of Period (in thousands)	$3,405,381		$2,671,702		$1,440,502		$1,085,499		$1,027,945		$1,069,694
Average Net Assets for the Period (in thousands)	$3,225,833		$1,966,832		$1,326,557		$1,079,025		$1,107,254		$763,621
Ratio of Gross Expenses to Average Net Assets***(4)	1.14%		1.18	%(6)	1.18	%(6)	1.16%		1.17%		1.18%
Ratio of Net Expenses to Average Net Assets***(4)	1.14%		1.18	%(6)	1.18	%(6)	1.16%		1.17%		1.18%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.07)%		0.09%		0.08%		(0.22)%		(0.28)%		(0.13)%
Portfolio Turnover Rate***	47%		22%		55%		45%		38%		41%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors which would have reduced the total return by 0.01%

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors which would have reduced the total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Return of capital aggregated less than $.01 on a per share basis for the fiscal year ended.

(6)  Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. For the fiscal year 2007 and 2006, the ratio would be 1.15% and 1.15%, respectively, in 2007, and 1.17% and 1.17%, respectively, in 2006, without the inclusion of dividends on short positions.

See Notes to Financial Statements.
110 Janus Adviser Series January 31, 2008

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Orion Fund
and through each fiscal year ended July 31	2008	2007		2006
Net Asset Value, Beginning of Period	$14.67	$10.86		$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)	.02		.01
Net gain/(loss) on securities (both realized and unrealized)	.13	3.79		.85
Total from Investment Operations	.12	3.81		.86
Less Distributions and Other:
Dividends (from net investment income)*	(.01)	–		–
Distributions (from capital gains)*	(.03)	–		–
Payment from affiliate	–	–	(1)	–
Total Distributions and Other	(.04)	–		–
Net Asset Value, End of Period	$14.75	$14.67		$10.86
Total Return**	0.85%	35.08	%(2)	8.60%
Net Assets, End of Period (in thousands)	$1,818	$815		$306
Average Net Assets for the Period (in thousands)	$1,790	$570		$284
Ratio of Gross Expenses to Average Net Assets***(3)	1.46%	1.47%		1.79%
Ratio of Net Expenses to Average Net Assets***(3)	1.45%	1.45%		1.72%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.18%	0.30%		(0.17)%
Portfolio Turnover Rate***	128%	18%		57%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year ended July 31	Janus Adviser Mid Cap Growth Fund
	2008	2007		2006	2005		2004	2003
Net Asset Value, Beginning of Period	$35.40	$27.93		$26.73	$21.07		$18.35	$15.86
Income from Investment Operations:
Net investment income/(loss)	–	(.04)		–	–		–	–
Net gain/(loss) on securities (both realized and unrealized)	.42	7.51		1.20	5.66		2.72	2.49
Total from Investment Operations	.42	7.47		1.20	5.66		2.72	2.49
Less Distributions and Other:
Dividends (from net investment income)*	–	–		–	–		–	–
Distributions (from capital gains)*	–	–		–	–		–	–
Payment from affiliate	–	–	(1)	–	–	(1)	–	–
Total Distributions and Other	–	–		–	–		–	–
Net Asset Value, End of Period	$35.82	$35.40		$27.93	$26.73		$21.07	$18.35
Total Return**	1.19%	26.75	%(2)	4.49%	26.86	%(2)	14.82%	15.70%
Net Assets, End of Period (in thousands)	$134,857	$109,808		$89,396	$96,514		$99,563	$267,000
Average Net Assets for the Period (in thousands)	$130,060	$97,156		$98,218	$99,738		$231,067	$233,967
Ratio of Gross Expenses to Average Net Assets***(3)	1.15%	1.15%		1.15%	1.15%		1.16%	1.16%
Ratio of Net Expenses to Average Net Assets***(3)	1.15%	1.15%		1.15%	1.15%		1.16%	1.16%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.06)%	(0.23)%		(0.38)%	(0.49)%		(0.62)%	(0.56)%
Portfolio Turnover Rate***	63%	35%		43%	32%		30%	43%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3) See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 111

Financial Highlights – Class S Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year ended July 31	Janus Adviser Small-Mid Growth Fund
	2008	2007	2006
Net Asset Value, Beginning of Period	$13.59	$10.62	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.03)	–	(.01)
Net gain/(loss) on securities (both realized and unrealized)	.12	3.09	.63
Total from Investment Operations	.09	3.09	.62
Less Distributions:
Dividends (from net investment income)*	–	–	–
Distributions (from capital gains)*	(1.21)	(.12)	–
Total Distributions and Other	(1.21)	(.12)	–
Net Asset Value, End of Period	$12.47	$13.59	$10.62
Total Return**	0.19%	29.20%	6.20%
Net Assets, End of Period (in thousands)	$479	$425	$366
Average Net Assets for the Period (in thousands)	$522	$388	$317
Ratio of Gross Expenses to Average Net Assets***(1)	1.57%	1.58%	1.77%
Ratio of Net Expenses to Average Net Assets***(1)	1.55%	1.55%	1.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.50)%	(0.72)%	(0.33)%
Portfolio Turnover Rate***	81%	100%	261%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year ended July 31	Janus Adviser Growth and Income Fund
	2008	2007	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$19.31	$17.76	$17.30	$14.42		$13.26	$12.49
Income from Investment Operations:
Net investment income/(loss)	.14	.26	.18	.06		.01	.05
Net gain/(loss) on securities (both realized and unrealized)	(1.33)	2.72	.67	2.86		1.16	.77
Total from Investment Operations	(1.19)	2.98	.85	2.92		1.17	.82
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	(.22)	(.16)	(.04)		(.01)	(.05)
Distributions (from capital gains)*	(3.18)	(1.21)	(.23)	–		–	–
Payment from affiliate	–	–	–	–	(2)	–	–
Total Distributions and Other	(3.30)	(1.43)	(.39)	(.04)		(.01)	(.05)
Net Asset Value, End of Period	$14.82	$19.31	$17.76	$17.30		$14.42	$13.26
Total Return**	(7.14)%	17.31%	4.90%	20.26	%(3)	8.84%	6.60%
Net Assets, End of Period (in thousands)	$122,542	$229,709	$264,599	$216,294		$224,694	$286,607
Average Net Assets for the Period (in thousands)	$161,661	$265,944	$255,027	$217,711		$258,770	$243,679
Ratio of Gross Expenses to Average Net Assets***(1)	1.30%	1.21%	1.23%	1.21%		1.22%	1.22%
Ratio of Net Expenses to Average Net Assets***(1)	1.30%	1.21%	1.22%	1.20%		1.22%	1.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.98%	1.84%	1.11%	0.35%		(0.03)%	0.41%
Portfolio Turnover Rate***	94%	54%	42%	43%		46%	37%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  See Note 4 in Notes to Financial Statements.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

See Notes to Financial Statements.
112 Janus Adviser Series January 31, 2008

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year ended July 31	Janus Adviser Fundamental Equity Fund
	2008		2007	2006		2005	2004	2003
Net Asset Value, Beginning of Period	$20.78		$19.34	$19.54		$16.66	$14.63	$13.92
Income from Investment Operations:
Net investment income/(loss)	.04		.02	.02		.04	.03	(.01)
Net gain/(loss) on securities (both realized and unrealized)	(.47)		2.94	1.89		3.37	2.00	.72
Total from Investment Operations	(.43)		2.96	1.91		3.41	2.03	.71
Less Distributions and Other:
Dividends (from net investment income)*	(.02)		(.03)	(.03)		–	–	–
Distributions (from capital gains)*	(1.55)		(1.49)	(2.08)		(.53)	–	–
Payment from affiliate	–	(1)	–	–	(1)	–	–	–
Total Distributions and Other	(1.57)		(1.52)	(2.11)		(.53)	–	–
Net Asset Value, End of Period	$18.78		$20.78	$19.34		$19.54	$16.66	$14.63
Total Return**	(2.47	)%(2)	15.78%	9.86	%(3)	20.71%	13.88%	5.17%
Net Assets, End of Period (in thousands)	$56,013		$75,126	$53,890		$37,124	$31,478	$38,327
Average Net Assets for the Period (in thousands)	$61,491		$67,091	$46,693		$32,804	$36,578	$25,550
Ratio of Gross Expenses to Average Net Assets***(4)	1.20%		1.20%	1.20%		1.20%	1.25%	1.61%
Ratio of Net Expenses to Average Net Assets***(4)	1.20%		1.20%	1.20%		1.20%	1.25%	1.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.23%		0.18%	0.22%		0.24%	(0.11)%	(0.17)%
Portfolio Turnover Rate***	227%		36%	48%		80%	63%	71%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year ended July 31	Janus Adviser Contrarian Fund
	2008		2007	2006
Net Asset Value, Beginning of Period	$14.88		$10.96	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.02)		(.01)	.05
Net gain/(loss) on securities (both realized and unrealized)	.35		3.96	.92
Total from Investment Operations	.33		3.95	.97
Less Distributions and Other:
Dividends (from net investment income)*	–		(.03)	–
Distributions (from capital gains)*	(.14)		–	(.01)
Payment from affiliate	–	(1)	–	–
Total Distributions and Other	(.14)		(.03)	(.01)
Net Asset Value, End of Period	$15.07		$14.88	$10.96
Total Return**	2.23	%(5)	36.05%	9.69%
Net Assets, End of Period (in thousands)	$14,795		$11,944	$598
Average Net Assets for the Period (in thousands)	$14,463		$4,941	$360
Ratio of Gross Expenses to Average Net Assets***(4)	1.41%		1.45%	1.72%
Ratio of Net Expenses to Average Net Assets***(4)	1.41%		1.45%	1.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.20)%		0.04%	0.75%
Portfolio Turnover Rate***	62%		61%	37%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(2)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.03%.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 113

Financial Highlights – Class S Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and through each fiscal year ended July 31	Janus Adviser Balanced Fund
	2008	2007	2006		2005		2004	2003
Net Asset Value, Beginning of Period	$27.46	$26.34	$25.94		$23.44		$21.93	$21.38
Income from Investment Operations:
Net investment income/(loss)	.25	.55	.41		.41		.35	.35
Net gain/(loss) on securities (both realized and unrealized)	.53	3.05	.92		2.50		1.48	.56
Total from Investment Operations	.78	3.60	1.33		2.91		1.83	.91
Less Distributions and Other:
Dividends (from net investment income)*	(.28)	(.51)	(.39)		(.41)		(.32)	(.36)
Distributions (from capital gains)*	(2.28)	(1.97)	(.54)		–		–	–
Payment from affiliate	–	–	–	(1)	–	(1)	–	–
Total Distributions and Other	(2.56)	(2.48)	(.93)		(.41)		(.32)	(.36)
Net Asset Value, End of Period	$25.68	$27.46	$26.34		$25.94		$23.44	$21.93
Total Return**	2.78%	14.07%	5.19	%(2)	12.53	%(3)	8.36%	4.37%
Net Assets, End of Period (in thousands)	$475,557	$490,796	$507,918		$595,059		$754,141	$937,114
Average Net Assets for the Period (in thousands)	$494,675	$524,826	$550,859		$660,970		$930,260	$816,137
Ratio of Gross Expenses to Average Net Assets***(4)	1.07%	1.07%	1.07%		1.07%		1.16%	1.17%
Ratio of Net Expenses to Average Net Assets***(4)	1.07%	1.07%	1.07%		1.07%		1.16%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.80%	1.95%	1.52%		1.59%		1.43%	1.66%
Portfolio Turnover Rate***	73%	54%	49%		47%		92%	67%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
114 Janus Adviser Series January 31, 2008

Notes to Schedules of Investments (unaudited)

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and the Lehman Brothers Government/Credit Index (45%).

Lehman Brothers Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lipper Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mixed-Asset Target Allocation Growth Funds	Funds that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morgan Stanley Capital International All Country World IndexSM	Is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500TM Growth Index	Measures the performance of those Russell 2500TM companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Growth Index	Measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth Indices.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor's (''S&P'') 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Janus Adviser Series January 31, 2008 115

Notes to Schedules of Investments (unaudited) (continued)

S&P MidCap 400 Index	Is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

Preference Shares	Securities that have a higher claim than other issues of stock on dividends and assets in liquidation.

REIT	Real Estate Investment Trust

SPDR	Standard & Poor's Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  ‡  Rate is subject to change. Rate shown reflects current rate.

  ß  Security is illiquid.

  ÇÇ  Security is a U.S. Treasury Inflation-Protected Security (TIPS).

  #  Loaned security; a portion or all of the security is on loan at January 31, 2008.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

ºº Schedule of Fair Valued Securities (as of January 31, 2008)

	Value	Value as a % of Net Assets
Janus Adviser Contrarian Fund
Future Capital Holdings, Ltd.	$8,491	0.0%
Janus Adviser Growth and Income Fund
Bank Tec (144A)	$472,100	0.2%
Janus Adviser Fundamental Equity Fund
Bank Tec (144A)	$176,000	0.2%

Securities are valued at "fair value" pursuant to procedures adopted by the Funds' trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

116 Janus Adviser Series January 31, 2008

§ Schedule of Restricted and Illiquid Securities (as of January 31, 2008)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Adviser Large Cap Growth Fund
Morgan Stanley Co. convertible, (Gilead Sciences, Inc.), 0% (144A)	10/17/07	$946,154	$1,011,375	0.5%
Janus Adviser Growth and Income Fund
Bank Tec (144A)oo	6/20/07	$755,360	$472,100	0.2%
Lehman Brothers Holdings, Inc. convertible, (Corning, Inc.), 10.55% (144A)	9/6/07	2,009,716	1,964,151	1.0%
Merrill Lynch & Company, Inc. convertible, (Apple, Inc.), 11.30% (144A)	9/21/07	2,978,774	2,798,993	1.5%
		$5,743,850	$5,235,244	2.7%
Janus Adviser Fundamental Equity Fund
Bank Tec (144A)oo	6/20/07	$281,600	$176,000	0.2%
Janus Adviser Balanced Fund
Atlas Copco A.B., 5.60% bonds, due 5/22/17 (144A)	5/15/07	$309,861	$314,775	0.1%

The Funds have registration rights for certain restricted securities held as of January 31, 2008. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of January 31, 2008 is noted below.

Fund	Aggregate Value
Janus Adviser Large Cap Growth Fund	$26,158,610
Janus Adviser Orion Fund	2,257,021
Janus Adviser Growth and Income Fund	23,029,429
Janus Adviser Fundamental Equity Fund	83,529
Janus Adviser Contrarian Fund	1,997,589
Janus Adviser Balanced Fund	30,899,401

The interest rate on floating rate notes is based upon an index or market interest rates and is subject to change. Rates in the security description are as of January 31, 2008.

Janus Adviser Series January 31, 2008 117

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser Large Cap Growth Fund, Janus Adviser Forty Fund, Janus Adviser Orion Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Growth and Income Fund, Janus Adviser Fundamental Equity Fund, Janus Adviser Contrarian Fund and Janus Adviser Balanced Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Adviser Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust offers twenty-eight funds, which include multiple series of shares with differing investment objectives and policies.

The Funds invest primarily in equity securities. Each Fund is classified as diversified as defined in the 1940 Act, with the exception of Janus Adviser Forty Fund, Janus Adviser Orion Fund and Janus Adviser Contrarian Fund, which are classified as nondiversified.

Each Fund in this report currently offers five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

Effective September 30, 2002 the initial class of shares was designated as Class I Shares and a second class of shares, Class C Shares was added. Effective September 30, 2004, two additional classes were added to the Trust and designated as Class A Shares and Class R Shares. Effective November 28, 2005, the existing Class I Shares were renamed Class S Shares and a new Class I Shares was added to the Trust.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be

118 Janus Adviser Series January 31, 2008

subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based on the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Each Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of January 31, 2008, the following Funds had on loan securities valued as indicated:

Fund	Value at January 31, 2008
Janus Adviser Large Cap Growth Fund	$1,924,568
Janus Adviser Forty Fund	69,007,444
Janus Adviser Orion Fund	595,960
Janus Adviser Mid Cap Growth Fund	13,536,608
Janus Adviser Small-Mid Growth Fund	212,660
Janus Adviser Growth and Income Fund	6,741,096
Janus Adviser Fundamental Equity Fund	2,878,343
Janus Adviser Contrarian Fund	19,005,761
Janus Adviser Balanced Fund	121,577,031

As of January 31, 2008, the following Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at January 31, 2008
Janus Adviser Large Cap Growth Fund	$2,021,250
Janus Adviser Forty Fund	70,642,468
Janus Adviser Orion Fund	609,400
Janus Adviser Mid Cap Growth Fund	13,961,087
Janus Adviser Small-Mid Growth Fund	222,012
Janus Adviser Growth and Income Fund	6,884,537
Janus Adviser Fundamental Equity Fund	2,971,874
Janus Adviser Contrarian Fund	19,660,515
Janus Adviser Balanced Fund	124,689,647

As of January 31, 2008, all cash collateral received by the Funds was invested in the Allianz Dresdner Daily Asset Fund except as noted in the following table:

Fund	Time Deposits
Janus Adviser Large Cap Growth Fund	$2,021,250
Janus Adviser Forty Fund	3,150,221
Janus Adviser Orion Fund	609,400
Janus Adviser Mid Cap Growth Fund	9,319,574
Janus Adviser Small-Mid Growth Fund	90,031
Janus Adviser Growth and Income Fund	1,581,687
Janus Adviser Fundamental Equity Fund	1,313,373
Janus Adviser Contrarian Fund	5,491,949
Janus Adviser Balanced Fund	48,979,893

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Janus Adviser Series January 31, 2008 119

Notes to Financial Statements (unaudited) (continued)

Interfund Lending

Pursuant to an exemptive order received from the SEC, each Fund may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Short Sales

The Funds may engage in "short sales against the box." Short sales against the box involve either selling short a security that the Fund owns, or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities by locking in gains. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Funds may also engage in other short sales. A Fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Fund's short sale positions will not exceed 10% of its assets. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Fund may recognize upon termination of a short sale. Short sales held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Floating Rate Loans

Janus Adviser Balanced Fund may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Inter-Bank Offered Rate (''LIBOR''). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks ("Prime Rate") or the rate paid on large certificates of deposit traded in the secondary markets ("CD Rate"). If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (''borrowers'') in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower's capital structure. The senior position in the borrower's capital structure generally gives holders of senior loans a claim on certain of the borrower's assets that is senior to subordinated debt and preferred and common stock in the case of a borrower's default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Bank Loans

Janus Adviser Balanced Fund may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the "Lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest

120 Janus Adviser Series January 31, 2008

rates paid on a floating rate security in which the Fund invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month or one-year LIBOR.

The Fund may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Fund utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the six-month period ended January 31, 2008 are noted in the table below:

Fund	Average Monthly Value	Rates
Janus Adviser Balanced Fund	$4,659,438	1.50	%-7.61%

Futures Contracts

The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian.

Swaps

The Funds may enter into swap agreements to hedge their exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts

The Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash ''exercise settlement amount'' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed ''index multiplier.'' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as "Options written at value" (if applicable). Realized gains and losses are reported as "Net realized gain/(loss) from options contracts" on the Statement of Operations (if applicable). The following Funds recognized

Janus Adviser Series January 31, 2008 121

Notes to Financial Statements (unaudited) (continued)

realized gains/(losses) for written options during the six-month period ended January 31, 2008 as indicated in the table below.

Fund	Gains/(Losses)
Janus Adviser Large Cap Growth Fund	$44,129
Janus Adviser Orion Fund	6,128
Janus Adviser Fundamental Equity Fund	129,357
Janus Adviser Contrarian Fund	775,273

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the six-month period ended January 31, 2008 was as follows:

Call Options	Number of Contracts	Premiums Received
Janus Adviser Large Cap Growth Fund
Options outstanding at July 31, 2007	266	$21,830
Options written	185	15,502
Options closed	(106)	(15,415)
Options expired	(338)	(20,499)
Options exercised	(7)	(1,418)
Options outstanding at January 31, 2008	–	$–
Put Options	Number of Contracts	Premiums Received
Janus Adviser Large Cap Growth Fund
Options outstanding at July 31, 2007	58	$11,716
Options written	317	17,714
Options closed	(58)	(11,715)
Options expired	(240)	(11,908)
Options exercised	(77)	(5,807)
Options outstanding at January 31, 2008	–	$–
Call Options	Number of Contracts	Premiums Received
Janus Adviser Orion Fund
Options outstanding at July 31, 2007	–	$–
Options written	459	85,417
Options closed	(60)	(4,080)
Options expired	–	–
Options exercised	–	–
Options outstanding at January 31, 2008	399	$81,337

Put Options	Number of Contracts	Premiums Received
Janus Adviser Orion Fund
Options outstanding at July 31, 2007	–	$–
Options written	712	87,825
Options closed	–	–
Options expired	–	–
Options exercised	–	–
Options outstanding at January 31, 2008	712	$87,825
Call Options	Number of Contracts	Premiums Received
Janus Adviser Mid Cap Growth Fund
Options Outstanding at July 31, 2007	83	$43,558
Options written	–	–
Options closed	–	–
Options expired	–	–
Options exercised	(83)	(43,558)
Options outstanding at January 31, 2008	–	$–
Call Options	Number of Contracts	Premiums Received
Janus Adviser Small-Mid Growth Fund
Options Outstanding at July 31, 2007	16	$4,688
Options written	–	–
Options closed	–	–
Options expired	(16)	(4,688)
Options exercised	–	–
Options outstanding at January 31, 2008	–	$–
Call Options	Number of Contracts	Premiums Received
Janus Adviser Fundamental Equity Fund
Options outstanding as of July 31, 2007	1,910	$165,721
Options written	558	516,398
Options closed	(1,501)	(643,083)
Options expired	(967)	(39,036)
Options exercised	–	–
Options outstanding as of January 31, 2008	–	$–
Call Options	Number of Contracts	Premiums Received
Janus Adviser Contrarian Fund
Options Outstanding at July 31, 2007	364	$42,090
Options written	278	20,294
Options closed	–	–
Options expired	(642)	(62,384)
Options exercised	–	–
Options outstanding at January 31, 2008	–	$–
Put Options	Number of Contracts	Premiums Received
Janus Adviser Contrarian Fund
Options Outstanding at July 31, 2007	29,352	$784,954
Options written	7,264	1,156,237
Options closed	(26,641)	(1,013,977)
Options expired	(7,284)	(324,476)
Options exercised	(2,571)	(494,978)
Options outstanding at January 31, 2008	120	$107,760

122 Janus Adviser Series January 31, 2008

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Additional Investment Risk

The Funds, particularly Janus Adviser Balanced Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends of net investment income for Janus Adviser Growth and Income Fund and Janus Adviser Balanced Fund are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The remaining Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

The Funds have made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Janus Adviser Series January 31, 2008 123

Notes to Financial Statements (unaudited) (continued)

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and also applies to all open tax years as of the date of effectiveness. Management has evaluated the Funds' tax positions taken on federal income tax returns for purposes of implementing the Interpretation and has determined that no provision for income tax is required in the Funds' financial statements. Management is not aware of any events that are reasonably possible to occur that would result in any unrecognized future tax benefits significantly impacting the Funds.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, the Funds will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below for each Fund.

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Janus Adviser Large Cap Growth Fund	All Asset Levels	0.64
Janus Adviser Forty Fund	All Asset Levels	0.64
Janus Adviser Orion Fund	All Asset Levels	0.64
Janus Adviser Mid Cap Growth Fund	All Asset Levels	0.64
Janus Adviser Small-Mid Growth Fund	All Asset Levels	0.64
Janus Adviser Growth and Income Fund	All Asset Levels	0.62
Janus Adviser Fundamental Equity Fund	All Asset Levels	0.60
Janus Adviser Contrarian Fund	All Asset Levels	0.64
Janus Adviser Balanced Fund	All Asset Levels	0.55

For Janus Adviser Contrarian Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index
Janus Adviser Contrarian Fund	S&P 500® Index

Any performance adjustment for Janus Adviser Contrarian Fund commenced on February 1, 2007, prior to which only the base fee rate applied. The calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by the Fund consists of two components: (i) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007 for Janus Adviser Contrarian Fund. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

124 Janus Adviser Series January 31, 2008

The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares against the investment record of the benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

The Fund's prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance adjustment. During the six-month period ended January 31, 2008, Janus Adviser Contrarian Fund recorded a positive Performance Adjustment of $40,410.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital is the Funds' transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Distributors LLC ("Janus Distributors"), a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Fund. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any Fund's actual distribution and service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least December 1, 2009 to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Fund	Expense Limit (%)
Janus Adviser Large Cap Growth Fund	0.66
Janus Adviser Forty Fund	0.67
Janus Adviser Orion Fund	0.95
Janus Adviser Mid Cap Growth Fund	0.65
Janus Adviser Small-Mid Growth Fund	1.05
Janus Adviser Growth and Income Fund	0.99
Janus Adviser Fundamental Equity Fund	0.70
Janus Adviser Contrarian Fund	0.95
Janus Adviser Balanced Fund	0.57

During the six-month period ended January 31, 2008 and the fiscal year ended July 31, 2007, Janus Capital reimbursed the following Funds as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Fund	For the six-month period ended January 31, 2008
Janus Adviser Large Cap Growth Fund – Class A Shares	$38
Janus Adviser Large Cap Growth Fund – Class C Shares	23
Janus Adviser Large Cap Growth Fund – Class I Shares	16
Janus Adviser Large Cap Growth Fund – Class R Shares	1
Janus Adviser Large Cap Growth Fund – Class S Shares	1,026
Janus Adviser Growth and Income Fund – Class A Shares	37
Janus Adviser Contrarian Fund – Class A Shares	19,050
Janus Adviser Contrarian Fund – Class C Shares	25,204
Janus Adviser Contrarian Fund – Class I Shares	2,105
Janus Adviser Contrarian Fund – Class R Shares	892
Janus Adviser Contrarian Fund – Class S Shares	3,574
Funds	For the fiscal year ended July 31, 2007
Janus Adviser Large Cap Growth Fund – Class A Shares	$12
Janus Adviser Large Cap Growth Fund – Class C Shares	7
Janus Adviser Large Cap Growth Fund – Class I Shares	1
Janus Adviser Large Cap Growth Fund – Class R Shares(1)	–
Janus Adviser Large Cap Growth Fund – Class S Shares	342
Janus Adviser Orion Fund – Class A Shares(1)	–
Janus Adviser Orion Fund – Class C Shares(1)	–
Janus Adviser Orion Fund – Class I Shares(1)	–
Janus Adviser Orion Fund – Class R Shares(1)	–
Janus Adviser Orion Fund – Class S Shares(1)	–
Janus Adviser Small-Mid Growth Fund – Class A Shares	3
Janus Adviser Small-Mid Growth Fund – Class C Shares	13

(1)  Amounts reimbursed were less than a dollar.

Janus Adviser Series January 31, 2008 125

Notes to Financial Statements (unaudited) (continued)

During the six-month period ended January 31, 2008 and the fiscal year ended July 31, 2007, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Fund	For the six-month period ended January 31, 2008
Janus Adviser Forty Fund – Class A Shares	$4,537
Janus Adviser Forty Fund – Class C Shares	2,400
Janus Adviser Forty Fund – Class S Shares	14,328
Janus Adviser Small-Mid Growth – Class A Shares	938
Janus Adviser Fundamental Equity Fund – Class S Shares	44
Janus Adviser Contrarian Fund – Class A Shares	2,921
Janus Adviser Contrarian Fund – Class R Shares	108
Funds	For the fiscal year ended July 31, 2007
Janus Adviser Large Cap Growth Fund – Class I Shares	$319
Janus Adviser Large Cap Growth Fund – Class S Shares	2,843
Janus Adviser Forty Fund – Class C Shares	1,325
Janus Adviser Forty Fund – Class I Shares	928
Janus Adviser Forty Fund – Class S Shares	2,374
Janus Adviser Mid Cap Growth Fund – Class S Shares	1,453
Janus Adviser Growth and Income Fund – Class A Shares	93
Janus Adviser Contrarian Fund – Class A Shares	230
Janus Adviser Contrarian Fund – Class C Shares	2,198
Janus Adviser Balanced Fund – Class C Shares	170

For the six-month period ended January 31, 2008, Janus Capital assumed $18,230 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. As a result, no fees were allocated to Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, or Janus Adviser Contrarian Fund. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $83,430 was paid by the Trust during the six-month period ended January 31, 2008. Each Fund's portion is reported as part of "Other Expenses" on the Statement of Operations.The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of January 31, 2008 on the Statement of Assets and Liabilities as an asset, "Non-interested Trustees' deferred compensation," and a liability, "Non-interested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended January 31, 2008 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended January 31, 2008.

Class A Shares may include a contingent deferred sales charge of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. During the six-month period ended January 31, 2008, there were no redeeming shareholders of Class A Shares that paid the contingent deferred sales charges.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share.

During the six-month period ended January 31, 2008, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Fund (Class C Shares)	Contingent Deferred Sales Charge
Janus Adviser Large Cap Growth Fund	$284
Janus Adviser Forty Fund	12,119
Janus Adviser Orion Fund	916
Janus Adviser Mid Cap Growth Fund	630
Janus Adviser Small-Mid Growth Fund	–
Janus Adviser Growth and Income Fund	414
Janus Adviser Fundamental Equity Fund	151
Janus Adviser Contrarian Fund	11,330
Janus Adviser Balanced Fund	745

126 Janus Adviser Series January 31, 2008

Class A Shares include a 5.75% upfront sales charge of the offering price for all Funds. The sales charge is allocated between Janus Distributors and financial intermediaries.

During the six-month period ended January 31, 2008, Janus Distributors retained the following upfront sales charge:

Fund (Class A Shares)	Upfront Sales Charge
Janus Adviser Large Cap Growth Fund	$1,042
Janus Adviser Forty Fund	168,131
Janus Adviser Orion Fund	11,187
Janus Adviser Mid Cap Growth Fund	3,356
Janus Adviser Small-Mid Growth Fund	1,452
Janus Adviser Growth and Income Fund	695
Janus Adviser Fundamental Equity Fund	1,738
Janus Adviser Contrarian Fund	73,356
Janus Adviser Balanced Fund	5,477

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Janus Capital invested and/or redeemed initial seed capital during the six-month period ended January 31, 2008 as indicated in the table below.

Fund	Seed Capital at 7/31/2007	Purchases	Date of Purchases	Redemptions	Date of Redemption	Seed Capital at 1/31/2008
Janus Adviser Large Cap Growth Fund – Class R Shares	$10,000	$–	–	$–	–	$10,000
Janus Adviser Orion Fund – Class A Shares	250,000	–	–	–	–	250,000
Janus Adviser Orion Fund – Class C Shares	250,000	–	–	–	–	250,000
Janus Adviser Orion Fund – Class I Shares	10,000	–	–	–	–	10,000
Janus Adviser Orion Fund – Class R Shares	250,000	–	–	–	–	250,000
Janus Adviser Orion Fund – Class S Shares	250,000	–	–	–	–	250,000
Janus Adviser Small-Mid Growth Fund – Class A Shares	250,000	–	–	–	–	250,000
Janus Adviser Small-Mid Growth Fund – Class C Shares	250,000	–	–	–	–	250,000
Janus Adviser Small-Mid Growth Fund – Class R Shares	250,000	–	–	–	–	250,000
Janus Adviser Small-Mid Growth Fund – Class S Shares	250,000	–	–	–	–	250,000
Janus Adviser Growth and Income Fund – Class I Shares	10,000	–	–	–	–	10,000
Janus Adviser Fundamental Equity Fund – Class I Shares	10,000	–	–	–	–	10,000
Janus Adviser Fundamental Equity Fund – Class R Shares	10,000	–	–	–	–	10,000
Janus Adviser Contrarian Fund – Class A Shares	250,000	–	–	(242,094)	12/31/07	7,906
Janus Adviser Contrarian Fund – Class C Shares	250,000	–	–	(242,185)	12/31/07	7,815
Janus Adviser Contrarian Fund – Class R Shares	250,000	–	–	(242,228)	12/31/07	7,772
Janus Adviser Contrarian Fund – Class S Shares	250,000	–	–	(242,123)	12/31/07	7,877
Janus Adviser Balanced Fund – Class I Shares	10,000	–	–	–	–	10,000
Janus Adviser Balanced Fund – Class R Shares	10,000	–	–	–	–	10,000

Janus Adviser Series January 31, 2008 127

Notes to Financial Statements (unaudited) (continued)

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended January 31, 2008, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 1/31/08
Janus Institutional Cash Management Fund – Institutional Shares
Janus Adviser Large Cap Growth Fund	$62,119,600	$60,852,146	$337,947	$1,294,504
Janus Adviser Forty Fund	752,492,448	545,932,233	8,618,977	345,513,562
Janus Adviser Orion Fund	8,308,978	6,971,916	45,938	1,490,125
Janus Adviser Mid Cap Growth Fund	52,068,935	41,266,519	232,035	13,519,363
Janus Adviser Small-Mid Growth Fund	1,708,629	1,751,811	4,895	–
Janus Adviser Growth and Income Fund	25,743,226	25,743,226	113,363	–
Janus Adviser Fundamental Equity Fund	17,501,638	14,146,639	47,974	3,517,023
Janus Adviser Contrarian Fund	26,073,354	22,996,461	76,674	3,966,000
Janus Adviser Balanced Fund	58,962,640	56,010,140	231,945	2,952,500
	$1,004,979,448	$775,671,091	$9,709,748	$372,253,077
Janus Institutional Money Market Fund – Institutional Shares
Janus Adviser Large Cap Growth Fund	$29,637,404	$33,463,854	$37,037	$975,500
Janus Adviser Forty Fund	953,186,906	766,623,767	3,372,453	306,833,090
Janus Adviser Orion Fund	9,788,385	10,650,085	11,658	47,000
Janus Adviser Mid Cap Growth Fund	16,281,181	16,786,481	31,553	397,700
Janus Adviser Small-Mid Growth Fund	1,463,546	1,339,546	1,453	124,000
Janus Adviser Growth and Income Fund	21,005,852	21,005,852	28,860	–
Janus Adviser Fundamental Equity Fund	19,008,410	20,413,783	17,749	322,500
Janus Adviser Contrarian Fund	32,472,241	29,677,241	33,073	2,795,000
Janus Adviser Balanced Fund	49,649,045	53,509,545	42,786	910,500
	$1,132,492,970	$953,470,154	$3,576,622	$312,405,290

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of January 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Adviser Large Cap Growth Fund	$179,433,392	$29,935,464	$(10,097,470)	$19,837,994
Janus Adviser Forty Fund	4,041,270,919	1,278,916,470	(155,037,138)	1,123,879,332
Janus Adviser Orion Fund	28,135,557	1,755,293	(1,899,827)	(144,534)
Janus Adviser Mid Cap Growth Fund	184,321,718	41,149,949	(12,933,198)	28,216,751
Janus Adviser Small-Mid Growth Fund	6,171,300	514,118	(756,526)	(242,408)
Janus Adviser Growth and Income Fund	181,129,439	32,846,962	(11,542,549)	21,304,413
Janus Adviser Fundamental Equity Fund	98,083,276	5,492,805	(9,178,475)	(3,685,670)
Janus Adviser Contrarian Fund	277,654,772	23,536,176	(18,687,516)	4,848,660
Janus Adviser Balanced Fund	567,571,925	87,329,862	(11,228,979)	76,100,883

128 Janus Adviser Series January 31, 2008

Net capital loss carryovers as of July 31, 2007 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
for the year ended July 31, 2007

Fund	July 31, 2010	July 31, 2011	July 31, 2012	Accumulated Capital Losses
Janus Adviser Large Cap Growth Fund	$(692,913)	$(45,102,562)	$(7,776,684)	$(53,572,159)
Janus Adviser Forty Fund	–	–	–	–
Janus Adviser Orion Fund	–	–	–	–
Janus Adviser Mid Cap Growth Fund(1)	(59,274,036)	(11,005,936)	–	(70,279,972)
Janus Adviser Small-Mid Growth Fund	–	–	–	–
Janus Adviser Growth and Income Fund	–	–	–	–
Janus Adviser Fundamental Equity Fund	–	–	–	–
Janus Adviser Contrarian Fund	–	–	–	–
Janus Adviser Balanced Fund	–	–	–	–

(1) Capital loss carryovers subject to annual limitations.

During the year ended July 31, 2007, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Loss Carryover Utilized
Janus Adviser Large Cap Growth Fund	$8,354,133
Janus Adviser Mid Cap Growth Fund	7,956,941
Janus Adviser Small-Mid Growth Fund	14,996

Janus Adviser Series January 31, 2008 129

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

Listed below are the gross expense ratios for the various Funds that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended January 31, 2008 (unaudited)
and for each fiscal year or period ended July 31

	Class A Shares				Class C Shares							Class I Shares
Fund	2008(1)	2007(1)	2006(1)	2005(1)(2)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003		2008(1)	2007(1)	2006(1)(3)
Janus Adviser Large Cap Growth Fund	1.00%	1.01%	1.23%	1.05%	1.78%	1.79%	1.73%	1.81%	1.69%	1.70	%(4)	0.75%	0.76%	0.54%
Janus Adviser Forty Fund	0.98%	1.05%	1.06%	0.92%	1.81%	1.73%	1.70%	1.74%	1.67%	1.70	%(4)	0.65%	0.68%	0.70%
Janus Adviser Orion Fund	1.77%	5.15%	23.29%	N/A	2.54%	6.12%	24.49%	N/A	N/A	N/A		1.53%	4.57%	14.69%
Janus Adviser Mid Cap Growth Fund	1.10%	1.12%	1.28%	1.05%	1.91%	1.88%	1.90%	1.87%	1.74%	1.72	%(4)	0.77%	0.79%	0.94%
Janus Adviser Small-Mid Growth Fund	4.37%	6.40%	15.80%	N/A	5.47%	7.08%	17.57%	N/A	N/A	N/A		4.43%	5.87%	11.37%
Janus Adviser Growth and Income Fund	0.97%	1.00%	1.09%	0.98%	1.90%	1.76%	1.66%	1.80%	1.72%	1.73	%(4)	0.77%	0.77%	0.76%
Janus Adviser Fundamental Equity Fund	1.14%	1.15%	1.33%	1.29%	2.01%	1.90%	1.96%	2.11%	1.96%	2.10	%(4)	0.95%	0.85%	1.08%
Janus Adviser Contrarian Fund	1.18%	1.37%	8.30%	N/A	1.96%	2.09%	8.83%	N/A	N/A	N/A		0.93%	1.00%	5.97%
Janus Adviser Balanced Fund	0.86%	0.87%	0.93%	0.86%	1.71%	1.63%	1.58%	1.68%	1.67%	1.68	%(4)	0.60%	0.61%	0.63%

  (1)  The effect of non-recurring costs assumed by Janus Capital Management LLC (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements for all Funds except Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund and Janus Adviser Contrarian Fund and was less than 0.01%.

  (2)  Period from September 30, 2004 (inception date) through July 31, 2005.

  (3)  Period from November 28, 2005 (inception date of I Shares) through July 31, 2006.

  (4)  Period from September 30, 2002 (inception date) through July 31, 2003.

130 Janus Adviser Series January 31, 2008

	Class R Shares				Class S Shares
Fund	2008(1)	2007(1)	2006(1)	2005(1)(2)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003
Janus Adviser Large Cap Growth Fund	1.54%	1.51%	1.53%	1.46%	1.23%	1.26%	1.27%	1.22%	1.19%	1.20%
Janus Adviser Forty Fund	1.39%	1.43%	1.46%	1.42%	1.14%	1.18%	1.18%	1.16%	1.17%	1.19%
Janus Adviser Orion Fund	2.23%	6.04%	24.70%	N/A	2.02%	6.52%	23.86%	N/A	N/A	N/A
Janus Adviser Mid Cap Growth Fund	1.52%	1.55%	1.71%	1.55%	1.26%	1.32%	1.38%	1.30%	1.22%	1.22%
Janus Adviser Small-Mid Growth Fund	4.93%	6.82%	20.99%	N/A	4.90%	6.62%	19.38%	N/A	N/A	N/A
Janus Adviser Growth and Income Fund	1.52%	1.47%	1.50%	1.46%	1.30%	1.21%	1.23%	1.21%	1.22%	1.22%
Janus Adviser Fundamental Equity Fund	1.60%	1.60%	1.77%	1.75%	1.32%	1.34%	1.49%	1.51%	1.46%	1.61%
Janus Adviser Contrarian Fund	1.65%	1.96%	18.91%	N/A	1.41%	1.55%	15.34%	N/A	N/A	N/A
Janus Adviser Balanced Fund	1.36%	1.35%	1.38%	1.32%	1.10%	1.09%	1.11%	1.08%	1.17%	1.18%

Janus Adviser Series January 31, 2008 131

Notes to Financial Statements (unaudited) (continued)

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended January 31, 2008 (unaudited) and the fiscal year ended July 31, 2007	Janus Adviser Large Cap Growth Fund		Janus Adviser Forty Fund		Janus Adviser Orion Fund
(all numbers in thousands)	2008	2007	2008	2007	2008	2007
Transactions in Fund Shares - Class A Shares
Shares sold	102	240	11,949	11,080	953	205
Reinvested dividends and distributions	1	–	11	14	2	–
Shares repurchased	(42)	(15)	(3,679)	(2,168)	(180)	(15)
Net Increase/(Decrease) in Fund Shares	61	225	8,281	8,926	775	190
Shares Outstanding, Beginning of Period	227	2	18,971	10,045	221	31
Shares Outstanding, End of Period	288	227	27,252	18,971	996	221
Transactions in Fund Shares - Class C Shares
Shares sold	43	61	4,115	2,645	438	208
Reinvested dividends and distributions	–	–	–	51	1	–
Shares repurchased	(13)	(38)	(467)	(425)	(26)	(10)
Net Increase/(Decrease) in Fund Shares	30	23	3,648	2,271	413	198
Shares Outstanding, Beginning of Period	131	108	4,123	1,852	231	33
Shares Outstanding, End of Period	161	131	7,771	4,123	644	231
Transactions in Fund Shares - Class I Shares
Shares sold	2,085	27	6,497	2,573	59	17
Reinvested dividends and distributions	13	–	6	1	–	–
Shares repurchased	(226)	(8)	(760)	(50)	(9)	(1)
Net Increase/(Decrease) in Fund Shares	1,872	19	5,743	2,524	50	16
Shares Outstanding, Beginning of Period	19	–	2,824	300	17	1
Shares Outstanding, End of Period	1,891	19	8,567	2,824	67	17
Transactions in Fund Shares - Class R Shares
Shares sold	12	–	757	540	39	58
Reinvested dividends and distributions	–	–	–	9	–	–
Shares repurchased	–	–	(123)	(147)	(31)	(4)
Net Increase/(Decrease) in Fund Shares	12	–	634	402	8	54
Shares Outstanding, Beginning of Period	1	1	645	243	79	25
Shares Outstanding, End of Period	13	1	1,279	645	87	79
Transactions in Fund Shares - Class S Shares
Shares sold	1,060	1,831	31,459	38,848	190	33
Reinvested dividends and distributions	12	1	51	1,892	–	–
Shares repurchased	(1,983)	(2,827)	(19,678)	(13,675)	(123)	(5)
Net Increase/(Decrease) in Fund Shares	(911)	(995)	11,832	27,065	67	28
Shares Outstanding, Beginning of Period	6,249	7,244	77,968	50,903	56	28
Shares Outstanding, End of Period	5,338	6,249	89,800	77,968	123	56

132 Janus Adviser Series January 31, 2008

For the six-month period ended January 31, 2008 (unaudited) and the fiscal year ended July 31, 2007	Janus Adviser Mid Cap Growth Fund		Janus Adviser Small-Mid Growth Fund		Janus Adviser Growth and Income Fund
(all numbers in thousands)	2008	2007	2008	2007	2008	2007
Transactions in Fund Shares - Class A Shares
Shares sold	764	143	99	23	3,812	127
Reinvested dividends and distributions	–	–	11	1	754	5
Shares repurchased	(70)	(26)	(40)	(21)	(723)	(29)
Net Increase/(Decrease) in Fund Shares	694	117	70	3	3,843	103
Shares Outstanding, Beginning of Period	165	48	79	76	174	71
Shares Outstanding, End of Period	859	165	149	79	4,017	174
Transactions in Fund Shares - Class C Shares
Shares sold	143	139	13	25	56	157
Reinvested dividends and distributions	–	–	5	–	70	27
Shares repurchased	(29)	(26)	(1)	(4)	(79)	(183)
Net Increase/(Decrease) in Fund Shares	114	113	17	21	47	1
Shares Outstanding, Beginning of Period	264	151	91	70	486	485
Shares Outstanding, End of Period	378	264	108	91	533	486
Transactions in Fund Shares - Class I Shares
Shares sold	234	204	6	32	128	5
Reinvested dividends and distributions	–	–	6	–	2	1
Shares repurchased	(63)	(6)	(3)	(1)	(24)	(1)
Net Increase/(Decrease) in Fund Shares	171	198	9	31	106	5
Shares Outstanding, Beginning of Period	200	2	62	31	6	1
Shares Outstanding, End of Period	371	200	71	62	112	6
Transactions in Fund Shares - Class R Shares
Shares sold	132	74	53	4	27	101
Reinvested dividends and distributions	–	–	7	–	38	13
Shares repurchased	(16)	(20)	(9)	–	(16)	(42)
Net Increase/(Decrease) in Fund Shares	116	54	51	4	49	72
Shares Outstanding, Beginning of Period	62	8	37	33	178	106
Shares Outstanding, End of Period	178	62	88	37	227	178
Transactions in Fund Shares - Class S Shares
Shares sold	1,539	1,383	15	6	750	3,049
Reinvested dividends and distributions	–	–	3	–	1,478	1,098
Shares repurchased	(876)	(1,481)	(11)	(9)	(5,855)	(7,154)
Net Increase/(Decrease) in Fund Shares	663	(98)	7	(3)	(3,627)	(3,007)
Shares Outstanding, Beginning of Period	3,102	3,200	31	34	11,895	14,902
Shares Outstanding, End of Period	3,765	3,102	38	31	8,268	11,895

Janus Adviser Series January 31, 2008 133

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended January 31, 2008 (unaudited) and the fiscal year ended July 31, 2007	Janus Adviser Fundamental Equity Fund		Janus Adviser Contrarian Fund		Janus Adviser Balanced Fund
(all numbers in thousands)	2008	2007	2008	2007	2008	2007
Transactions in Fund Shares - Class A Shares
Shares sold	1,007	36	4,187	3,213	534	435
Reinvested dividends and distributions	74	3	31	1	66	4
Shares repurchased	(105)	(35)	(759)	(168)	(90)	(39)
Net Increase/(Decrease) in Fund Shares	976	4	3,459	3,046	510	400
Shares Outstanding, Beginning of Period	72	68	3,552	506	428	28
Shares Outstanding, End of Period	1,048	72	7,011	3,552	938	428
Transactions in Fund Shares - Class C Shares
Shares sold	96	103	3,952	4,956	99	83
Reinvested dividends and distributions	43	41	40	–	56	45
Shares repurchased	(49)	(112)	(423)	(132)	(72)	(112)
Net Increase/(Decrease) in Fund Shares	90	32	3,569	4,824	83	16
Shares Outstanding, Beginning of Period	687	655	5,166	342	686	670
Shares Outstanding, End of Period	777	687	8,735	5,166	769	686
Transactions in Fund Shares - Class I Shares
Shares sold	58	4	479	509	550	108
Reinvested dividends and distributions	1	–	6	–	60	1
Shares repurchased	(8)	(1)	(76)	(88)	(611)	(1)
Net Increase/(Decrease) in Fund Shares	51	3	409	421	(1)	108
Shares Outstanding, Beginning of Period	9	6	426	5	108	–
Shares Outstanding, End of Period	60	9	835	426	107	108
Transactions in Fund Shares - Class R Shares
Shares sold	4	4	124	59	37	1
Reinvested dividends and distributions	–	–	2	–	2	–
Shares repurchased	–	(3)	(58)	(4)	(9)	–
Net Increase/(Decrease) in Fund Shares	4	1	68	55	30	1
Shares Outstanding, Beginning of Period	4	3	80	25	2	1
Shares Outstanding, End of Period	8	4	148	80	32	2
Transactions in Fund Shares - Class S Shares
Shares sold	491	1,869	420	875	1,716	2,813
Reinvested dividends and distributions	207	215	10	–	1,725	1,741
Shares repurchased	(1,331)	(1,256)	(250)	(128)	(2,790)	(5,963)
Net Increase/(Decrease) in Fund Shares	(633)	828	180	747	651	(1,409)
Shares Outstanding, Beginning of Period	3,615	2,787	802	55	17,871	19,280
Shares Outstanding, End of Period	2,982	3,615	982	802	18,522	17,871

134 Janus Adviser Series January 31, 2008

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended January 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities, option contracts and mortgage dollar roll transactions) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Adviser Large Cap Growth Fund	$160,671,811	$126,707,859	$–	$–
Janus Adviser Forty Fund	1,762,670,684	997,747,666	–	–
Janus Adviser Orion Fund	31,192,016	12,104,360	–	–
Janus Adviser Mid Cap Growth Fund	105,688,982	51,170,437	–	–
Janus Adviser Small-Mid Growth Fund	4,064,604	2,260,869	–	–
Janus Adviser Growth and Income Fund	104,660,807	136,748,058	1,968,258	–
Janus Adviser Fundamental Equity Fund	102,032,383	101,359,110	–	–
Janus Adviser Contrarian Fund	171,050,927	63,102,215	–	–
Janus Adviser Balanced Fund	99,932,378	108,964,945	97,021,632	102,257,996

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

Janus Adviser Series January 31, 2008 135

Notes to Financial Statements (unaudited) (continued)

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

136 Janus Adviser Series January 31, 2008

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Adviser Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the five Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2008 through February 1, 2009 (January 1, 2008 through January 1, 2009 for Janus Adviser INTECH Risk-Managed Core Fund, and excluding those Funds whose agreements are already in effect for an initial term through February 1, 2009), subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Fund were appropriate and consistent with the terms

Janus Adviser Series January 31, 2008 137

Additional Information (unaudited) (continued)

of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Funds whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the investment performance of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Funds effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Funds to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment

138 Janus Adviser Series January 31, 2008

performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds declined in the past few years, those Funds benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain share classes of the Funds for services provided. They also considered Janus Capital's past and proposed use of commissions paid by Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Funds and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Fund to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They also concluded that Janus Capital benefits from the receipt of proprietary and third-party research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, was in the best interest of the respective Funds and their shareholders.

Janus Adviser Series January 31, 2008 139

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each class of a Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund's subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2007. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing written options contracts follows each Fund's Schedule of Investments (if applicable). Written options contracts are contracts that obligate to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and

140 Janus Adviser Series January 31, 2008

liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value ("NAV") for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Adviser Series January 31, 2008 141

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Funds distributed by Janus Distributors LLC (3/08)

C-0308-023  108-24-100 03-08

2008 Semiannual Report

Janus Adviser Series

Institutional Money Market

Janus Institutional Cash Management Fund

Janus Institutional Money Market Fund

Janus Institutional Government Money Market Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics
    and holdings

Janus Adviser Series

Useful Information About Your Fund Report	1

Management Commentaries and Schedules of Investments

Institutional Money Market

Institutional Cash Management Fund	2

Institutional Money Market Fund	6

Institutional Government Money Market Fund	12

Statements of Assets and Liabilities	15

Statements of Operations	16

Statements of Changes in Net Assets	17

Financial Highlights	19

Notes to Schedules of Investments	28

Notes to Financial Statements	29

Additional Information	38

Explanations of Charts, Tables and Financial Statements	41

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Premium Shares, Primary Shares and Select Shares only); administrative services fees (applicable to Institutional Shares, Premium Shares, Primary Shares, Select Shares and Service Shares); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the period from August 1, 2007 to January 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has agreed to waive Institutional Cash Management Fund's total operating expenses, excluding any class specific distribution and shareholder servicing (12b-1) fees (applicable to Premium Shares), the administrative services fees (applicable to Institutional Shares and Premium Shares), brokerage commissions, interest, taxes and extraordinary expenses to a certain limit. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Additionally, Janus Capital has contractually agreed to waive one-half of its advisory fee for Janus Institutional Cash Management Fund, Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. These waivers will continue until at least December 1, 2008. Janus Capital has contractually agreed to waivers that will reduce the amount of administrative services fees to certain limits noted in the prospectus until at least December 1, 2008. Janus Distributors LLC has contractually agreed to waivers that will reduce the amount of 12b-1 fees payable to the Premium Shares of Janus Institutional Cash Management Fund and the Premium Shares, Primary Shares and Select Shares of Janus Institutional Money Market Fund and Janus Institutional Government Money market Fund. These waiver amounts are noted in the prospectus and will continue until at least December 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series January 31, 2008 1

Janus Institutional Cash Management Fund (unaudited)

Average Annual Total Return for the periods ended January 31, 2008	Eric Thorderson co-portfolio manager Craig Jacobson co-portfolio manager
Institutional Shares
Fiscal Year-to-Date	2.60%
1 Year	5.32%
5 Year	3.27%
Since Inception of Predecessor Fund 5/15/02	3.08%
Premium Shares
Fiscal Year-to-Date	2.60%
1 Year	4.94%
5 Year	3.11%
Since Inception of Predecessor Fund 5/15/02	2.92%
Seven-Day Current Yield
Institutional Shares
With Reimbursement	4.15%
Without Reimbursement	4.03%
Premium Shares
With Reimbursement	4.15%
Without Reimbursement	4.03%
Expense Ratios for the fiscal year ended July 31, 2007
Institutional Shares
Total Annual Fund Operating Expenses	0.35%
Net Annual Fund Operating Expenses	0.12%
Premium Shares
Total Annual Fund Operating Expenses	0.29%
Net Annual Fund Operating Expenses	0.13%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Distributors LLC for Premium Shares are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

For Institutional Shares and Premium Shares, Janus Capital has contractually agreed to waive one-half of its investment advisory fee payable by each Fund until at least December 1, 2008. In addition, Janus Capital has contractually agreed to waivers that will reduce the amount of administrative service fees payable by each Fund to certain limits until at least December 1, 2008. The expense waivers shown reflect the application of such reductions. The expense waivers are detailed in the Statement of Additional Information.

For Institutional Shares and Premium Shares, Janus Capital has agreed to waive the Fund's total operating expenses to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.12%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.

Janus Distributors LLC has contractually agreed to a waiver that will reduce the amount of 12b-1 fees payable by Premium Shares of the Fund to the level indicated in the prospectus until at least December 1, 2008.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Fund than the total return.

The Fund commenced operations on February 23, 2007, after the reorganization of Janus Institutional Cash Reserves Fund (the ''predecessor fund'') into Institutional Cash Management Fund. The returns for the Institutional Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the predecessor fund prior to the reorganization. The performance shown reflects the fees and expenses of the predecessor fund, without the effect of any fee and expense limitations or waivers.

Janus Institutional Cash Reserves Fund (the 'predecessor fund'') reorganized into Institutional Cash Management Fund on February 23, 2007. The returns for Premium Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the predecessor fund prior to the reorganization. The performance shown is restated to reflect the fees and expenses of the Fund's Premium Shares, without the effect of any fee and expense limitations or waivers.

Total returns not annualized for periods of less than one full year.

See Notes to Schedules of Investments and Financial Statements.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

See "Explanation of Charts, Tables and Financial Statements."

Fund Expenses

Expense Example - Institutional Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,026.00	$0.61
Hypothetical (5% return before expenses)	$1,000.00	$1,024.53	$0.61
Expense Example - Premium Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)**
Actual	$1,000.00	$1,026.00	$0.61
Hypothetical (5% return before expenses)	$1,000.00	$1,024.53	$0.61

*Expenses are equal to the annualized expense ratio of 0.12% for Institutional Shares and 0.12% for Premium Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect a six-month period). Expenses include the effect of contractual waivers by Janus Capital and Janus Distributors LLC.

2 Janus Adviser Series January 31, 2008

Janus Institutional Cash Management Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Principal Amount		Value
Certificates of Deposit - 7.8%
$35,000,000	Barclay's Bank, New York 5.50%, 3/11/08	$35,000,000
	Calyon, New York:
40,000,000	4.04438%, 4/22/08	40,000,001
35,000,000	3.10%, 10/20/08	34,965,257
20,000,000	Canadian Imperial Bank of Commerce 4.0225% 4/17/08	19,995,866
	Mitsubishi Trust and Bank:
30,000,000	3.93375%, 4/22/08	30,000,000
15,000,000	3.10%, 5/6/08	15,000,000
30,000,000	Natexis Banques Populaires, New York 5.25%, 5/8/08	30,000,000
15,000,000	Shinkin Central Bank, New York 3.10%, 5/6/08	15,000,000
15,000,000	Skandinaviska Enskilda Bank, New York 5.13625%, 9/5/08 (144A)	15,000,537
15,000,000	Sumitomo Trust and Bank 3.10%, 4/4/08	15,000,000
20,000,000	Svenska Handelsbanken AB 5.00%, 10/9/08	20,000,000
Total Certificates of Deposit (cost $269,961,661)		269,961,661
Commercial Paper - 15.8%
	Giro Balanced Funding Corp.:
25,000,000	3.65%, 3/6/08 (Section 4(2))	24,913,820
40,000,000	4.90%, 4/8/08 (Section 4(2))	39,635,222
35,000,000	4.90%, 4/9/08 (Section 4(2))	34,676,055
	Gotham Funding Corp.:
40,000,000	4.10%, 2/15/08 (Section 4(2))	39,936,222
50,000,000	3.15%, 3/14/08 (Section 4(2))	49,816,250
	Lexington Parker Capital LLC:
45,000,000	3.80%, 2/4/08 (Section 4(2))	44,985,750
35,000,000	3.65%, 2/19/08 (Section 4(2))	34,936,125
28,000,000	4.70%, 2/21/08 (Section 4(2))	27,926,889
	Manhattan Asset Funding Company LLC:
40,000,000	3.35%, 2/1/08 (Section 4(2))	40,000,000
50,000,000	3.30%, 4/23/08 (Section 4(2))	49,624,167
	Morrigan TRR Funding LLC:
28,000,000	6.05%, 2/14/08 (144A)	27,939,333
50,000,000	6.00%, 2/15/08 (144A)	49,883,333
28,000,000	Three Pillars Funding LLC 4.10%, 2/19/08 (Section 4(2))	27,942,600
	Victory Receivables Corp.:
32,500,000	5.50%, 2/5/08 (Section 4(2))	32,482,667
25,000,000	3.30%, 2/22/08 (Section 4(2))	24,951,875
Total Commercial Paper (cost $549,650,308)		549,650,308
Floating Rate Notes - 42.1%
15,000,000	Abbey National 4.78%, 9/30/08	14,985,458
	Allied Irish Banks:
30,000,000	3.91438%, 8/18/08 (144A)§	29,953,833
20,000,000	5.045%, 11/19/08	20,000,000
15,000,000	3.31188%, 2/4/09	15,000,000
20,000,000	ANZ National International London 4.55%, 9/5/08 (144A)§	20,000,573
25,000,000	Ares VII CLO, Ltd., Class A-1A 4.9475%, 5/8/15 (144A)§	25,000,000
20,000,000	Banco Santander Totta S.A. 4.09125%, 9/15/08 (144A)	20,000,134

Principal Amount		Value
Floating Rate Notes - (continued)
$15,000,000	Bank of America Securities LLC 3.175%, 6/13/08	$14,991,849
	Bank of Scotland PLC:
25,000,000	4.82875%, 10/27/08	24,981,831
20,000,000	4.75%, 11/4/08	20,000,000
50,000,000	Barclay's Bank, New York 3.9275%, 10/23/08	50,000,000
30,000,000	BCP Finance Bank, Ltd. 4.68125%, 10/2/08 (144A)	30,000,000
	BES Finance, Ltd.:
22,000,000	4.68125%, 8/29/08 (144A)	21,962,012
50,000,000	4.68125%, 6/1/12 (144A)	50,000,000
5,200,000	BNP Paribas 4.54%, 7/3/08	5,194,990
40,000,000	Caja de Ahorros y Pensiones de Barcelona 3.8475%, 7/23/08 (144A)	40,000,000
50,000,000	CAM US Finance S.A. 4.7125%, 7/25/08 (144A)	50,000,000
5,000,000	Canadian Imperial Bank of Commerce 5.09%, 5/27/08	4,996,332
	Cullinan Finance Corp.:
11,000,000	4.21625%, 2/15/08 (144A)	10,999,917
20,000,000	3.30%, 2/25/08 (144A)	19,998,945
4,000,000	Dexia Bank, New York 3.2625%, 9/29/08	3,995,341
15,000,000	Dorada Finance Corp. 3.97875%, 8/20/08 (144A)	14,995,057
102,000,000	EMC Mortgage Corp. (seven day put) 3.375%, 5/8/26	102,000,000
6,500,000	Fortis Bank, N.V. 3.21625%, 6/30/08	6,493,790
	HSH Nordbank A.G., New York:
50,000,000	3.94438%, 9/19/08 (144A)	50,000,000
50,000,000	3.99438%, 6/23/15 (144A)	50,000,000
70,000,000	Lehman Brothers, Inc. (90 day put) 3.275%, 4/5/27ß	70,000,000
15,600,000	Lloyd's TSB Group PLC 4.51%, 6/5/12 (144A)	15,574,048
20,000,000	Mitsubishi Trust and Bank 4.54%, 2/5/08	20,000,000
	Natexis Banques Populaires, New York:
30,000,000	4.044380%, 4/21/08	30,000,000
30,000,000	4.43625%, 9/12/08 (144A)	30,000,000
	Royal Bank of Scotland:
20,000,000	4.4525%, 4/11/08 (144A)§	19,991,832
10,000,000	3.96125%, 4/18/08 (144A)§	9,995,298
25,000,000	Santander U.S. Debt S.A. Unipersonal 4.97%, 9/19/08 (144A)§	25,043,436
15,000,000	Sedna Finance, Inc. 4.03438%, 8/20/08 (144A)	15,000,000
	Shiprock Finance SF-1:
15,000,000	Series 2007-1A, 4.90%, 4/11/08 (144A)§	15,000,000
28,000,000	Series 2007-3A, 3.35125%, 4/11/08 (144A)§	28,000,000
	Skandinaviska Enskilda Bank, New York:
35,000,000	4.44125%, 10/8/08 (144A)	34,947,231
15,000,000	3.93875%, 10/20/08	15,000,000
25,000,000	Sumitomo Trust and Bank 4.62%, 3/7/08	25,000,000
35,000,000	Svenska Handelsbanken AB 3.92438%, 9/19/08 (144A)	34,959,279
50,000,000	Totta (Ireland) PLC 4.54%, 9/5/08 (144A)	50,000,000

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 3

Janus Institutional Cash Management Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Principal Amount		Value
Floating Rate Notes - (continued)
	Unicredito Italiano Bank (Ireland):
$28,000,000	3.35125%, 7/25/08	$27,960,889
55,000,000	4.4325%, 8/8/08 (144A)	54,962,454
61,000,000	4.46125%, 9/8/08 (144A)	61,002,030
	Union Hamilton Special Purpose Funding LLC:
40,000,000	5.1425%, 3/28/08 (144A)	40,000,000
45,000,000	5.29063%, 6/16/08 (144A)	45,000,000
30,000,000	5.2263%, 6/23/08 (144A)	30,000,000
50,000,000	Westdeutsche Landesbank A.G. 4.47125%, 3/10/15 (144A)	50,000,000
Total Floating Rate Notes (cost $1,462,986,559)		1,462,986,559
Repurchase Agreements - 27.9%
100,000,000	Bank of America Securities LLC 3.50% dated 1/31/08, maturing 2/1/08 to be repurchased at $100,009,722 collateralized by $102,135,216 in U.S. Government Agencies 5.50%, 11/01/37 with a value of $102,000,000	100,000,000
10,000,000	Calyon, New York Branch 3.05% dated 1/31/08, maturing 2/1/08 to be repurchased at $10,000,847 collateralized by $11,250,086 in U.S. Government Agencies 3.7762%, 5/25/37 - 6/25/37 with a value of $10,200,000	10,000,000
202,000,000	Citigroup Global Markets, Inc. 3.275% dated 1/31/08, maturing 2/1/08 to be repurchased at $202,018,376 collateralized by $201,100,000 in Corporate Bonds 7.456% - 8.5%, 6/1/13 - 8/15/18 with the value of $211,664,006	202,000,000
105,000,000	Goldman Sachs & Co., 3.275% dated 1/31/08, maturing 2/1/08 to be repurchased at $105,009,552 collateralized by $108,144,731 Commercial Paper 0%, 5/12/08 - 5/16/08 with a value of $107,100,001	105,000,000
60,000,000	ING Financial Markets LLC 3.30% dated 1/31/08, maturing 2/1/08 to be repurchased at $60,005,500 collateralized by $198,051,817 in U.S. Government Agencies 0.0% - 6.0%, 6/15/29 - 10/1/37 with a value of $61,200,010	60,000,000
105,000,000	JP Morgan Securities, Inc. 3.275% dated 1/31/08, maturing 2/1/08 to be repurchased at $105,009,552 collateralized by $165,739,969 in Asset Backed Securities 0.011% - 7.087%, 7/18/11 - 5/11/57 with a value of $109,354,632	105,000,000
102,000,000	Merrill Lynch, Pierce, Fenner & Smith 3.425%; dated 1/31/08, maturing 2/1/08 to be repurchased at $102,009,704 collateralized by $170,157,000 in Corporate Notes 0% - 10.11%, 11/15/09 - 11/02/49 with a value of $107,199,857	102,000,000

Principal Amount		Value
Repurchase Agreements - (continued)
$105,000,000	RBC Capital Markets Corp. 3.225% dated 1/31/08, maturing 2/1/08 to be repurchased at $105,009,406 collateralized by $110,191,226 in Asset Backed Securities 0% - 6.50%, 12/25/36 - 8/1/47 with a value of $109,213,939	$105,000,000
58,000,000	RBC Capital Markets Corp. 3.03% dated 1/31/08, maturing 2/1/08 to be repurchased at $58,004,882 collateralized by $80,559,463 in U.S. Government Agencies 4.807% - 6.50%, 3/1/21 - 12/1/47 with a value of $59,160,000	58,000,000
124,600,000	UBS Financial Services, Inc., 2.95% dated 1/31/08, maturing 2/1/08 to be repurchased at $124,610,210 collateralized by $223,548,849 in U.S. Government Agencies 0% - 6.0%, 3/15/18 - 11/15/36 with a value of $127,093,931	124,600,000
Total Repurchase Agreements (cost $971,600,000)		971,600,000
Short-Term Corporate Notes - 3.7%
50,000,000	Asscher Finance Corp. 5.46%, 6/18/08 (144A)	50,000,000
	Cullinan Finance Corp.:
50,000,000	5.37%, 3/25/08 (144A)	50,000,000
30,000,000	5.33%, 5/15/08 (144A)	30,000,000
Total Short-Term Corporate Notes (cost $130,000,000)		130,000,000
Taxable Variable Rate Demand Notes - 4.2%
1,580,000	A.E. Realty LLC, Series 2003 3.36%, 10/1/23	1,580,000
1,400,000	Atlantic MFH 3.32%, 12/1/37	1,400,000
5,460,000	C-Mek Realty 3.19%, 6/1/27	5,460,000
3,471,200	Campus Research Corp. 3.47%, 6/1/13	3,471,200
1,100,000	Capel, Inc. 3.32%, 9/1/09	1,100,000
4,350,000	Colorado Housing Facilities Revenue (Tenderfoot Seasonal Housing LLC) Series A 3.3138%, 7/1/35	4,350,000
	Colorado Natural Gas, Inc.:
6,000,000	Series 2004, 3.30%, 7/1/32	6,000,000
4,025,000	Series 2005, 3.30%, 7/1/32	4,025,000
3,161,000	Cornerstone Funding Corp. I, Series 2003B 3.23%, 2/26/23	3,161,000
4,290,000	Courtesy Realty LLC, Series 2002 3.31%, 12/1/17	4,290,000
7,575,000	Crozer-Keystone Health Systems 3.50%, 12/15/21	7,575,000
	Eagle County, Colorado Housing Facility Revenue, (BC Housing LLC Project):
9,100,000	Series A, 3.2638%, 6/1/27	9,100,000
8,000,000	Series A, 3.3138%, 5/1/39	8,000,000
12,295,000	Eskaton Properties, Inc. 3.50%, 12/1/37	12,295,000

See Notes to Schedules of Investments and Financial Statements.
4 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Principal Amount		Value
Taxable Variable Rate Demand Notes - (continued)
$4,625,000	H.C. Equities L.P. 3.28%, 12/1/23	$4,625,000
1,800,000	J.D. Parks and Lissa Parks, Series 2002 3.31%, 6/1/22	1,800,000
6,800,000	Jasper, Morgan, Newton and Walton Counties, Georgia Joint Development Authority Revenue, (Industrial Park Project) 3.35%, 12/1/20	6,800,000
3,075,000	Lone Tree Building Authority 4.97%, 12/1/17	3,075,000
4,100,000	Lowell Family LLC 3.35%, 4/1/30	4,100,000
9,540,000	Mississippi Business Finance Corp. 3.29%, 12/1/22	9,540,000
4,745,000	Montgomery, Alabama Downtown Redevelopment Authority Capital Improvement Revenue 3.36%, 11/1/18	4,745,000
3,800,000	Montgomery, Alabama Industrial Development Board of Revenue, (Jenkins Brick Co.), Series A 3.38%, 9/1/14	3,800,000
2,075,000	New Jersey Economic Development Authority Revenue, (Three Woodbury Project),Series B 3.61%, 5/1/31	2,075,000
3,300,000	Ohio Health Care Facility Revenue Bonds, (United Church Homes, Inc. Project) Series 2002 3.50%, 9/1/27	3,300,000
1,515,000	Phoenix, Illinois Realty Special Account Multifamily Revenue, (Brightons Mark) 3.34%, 4/1/20	1,515,000
3,205,000	Public Building Authority of Irondale, AL 3.36%, 10/2/35	3,205,000
5,080,000	Springfield, Tennessee, Health and Educational Facilities Revenue, Series A 3.33%, 6/1/26	5,080,000
4,900,000	Tennessee Aluminum Processors, Inc. 3.36%, 5/1/14	4,900,000
3,155,000	Tim-Bar Corp., Series 1998 3.38%, 9/1/10	3,155,000
3,428,000	TOG Properties LLC 3.31%, 9/1/18	3,428,000
4,500,000	Union Springs Wastewater Treatment Plant 3.14%, 7/1/37	4,500,000
1,045,000	Washington State Development Finance Authority 3.36%, 11/1/23	1,045,000
1,975,000	Washington, Missouri Industrial Development Authority Industrial Revenue (Pauwels Project) 3.36%, 12/1/19	1,975,000
Total Taxable Variable Rate Demand Notes (cost $144,470,200)		144,470,200
Total Investments (total cost $3,528,668,728) – 101.5%		3,528,668,728
Liabilities, net of Cash, Receivables and Other Assets – (1.5)%		(51,281,387)
Net Assets – 100%		$3,477,387,341

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 5

Janus Institutional Money Market Fund (unaudited)

Average Annual Total Return for the periods ended January 31, 2008	Eric Thorderson co-portfolio manager Craig Jacobson co-portfolio manager
Institutional Shares
Fiscal Year-to-Date	2.56%
1 Year	5.25%
5 Year	3.24%
10 Year	3.92%
Since Inception of Predecessor Fund 4/14/95	4.31%
Premium Shares
Fiscal Year-to-Date	2.56%
1 Year	4.86%
5 Year	3.04%
10 Year	3.72%
Since Inception of Predecessor Fund 4/14/95	4.12%
Primary Shares
Fiscal Year-to-Date	2.40%
1 Year	4.51%
5 Year	2.72%
10 Year	3.41%
Since Inception of Predecessor Fund 4/14/95	3.80%
Select Shares
Fiscal Year-to-Date	2.48%
1 Year	4.67%
5 Year	2.87%
10 Year	3.55%
Since Inception of Predecessor Fund 4/14/95	3.94%
Service Shares
Fiscal Year-to-Date	2.44%
1 Year	4.99%
5 Year	2.99%
10 Year	3.66%
Since Inception of Predecessor Fund 11/22/96	3.85%
Seven-Day Current Yield
Institutional Shares
With Reimbursement	4.06%
Without Reimbursement	3.96%
Premium Shares
With Reimbursement	4.06%
Without Reimbursement	3.96%
Primary Shares
With Reimbursement	3.74%
Without Reimbursement	3.65%
Select Shares
With Reimbursement	3.89%
Without Reimbursement	3.79%
Service Shares
With Reimbursement	3.81%
Without Reimbursement	3.71%
Expense Ratios for the fiscal year ended July 31, 2007
Institutional Shares
Total Annual Fund Operating Expenses	0.35%
Net Annual Fund Operating Expenses	0.18%
Premium Shares
Total Annual Fund Operating Expenses	0.34%
Net Annual Fund Operating Expenses	0.18%
Primary Shares
Total Annual Fund Operating Expenses	0.67%
Net Annual Fund Operating Expenses	0.51%
Select Shares
Total Annual Fund Operating Expenses	0.52%
Net Annual Fund Operating Expenses	0.36%
Service Shares
Total Annual Fund Operating Expenses	0.60%
Net Annual Fund Operating Expenses	0.43%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Distributors LLC for Premium, Primary and Select Shares are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

For Institutional Shares, Premium Shares, Primary Shares, Select Shares and Service Shares, Janus Capital has contractually agreed to waive one-half of its investment advisory fee payable by the Fund until at least December 1, 2008. In addition, Janus Capital has contractually agreed to waivers that will reduce the amount of administrative service fees payable by the Fund to certain limits until at least December 1, 2008. The expense waivers shown reflect the application of such reductions. The expense waivers are detailed in the Statement of Additional Information.

Janus Distributors LLC has contractually agreed to waivers that will reduce the amount of 12b-1 fees payable by Premium Shares, Primary Shares and Select Shares of the Fund to the levels indicated in the prospectus until at least December 1, 2008.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Fund than the total return.

The Fund commenced operations on February 23, 2007, after the reorganization of the Institutional Shares of Janus Money Market Fund (the ''predecessor fund'') into Institutional Money Market Fund. The returns for the Institutional Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown reflects the fees and expenses of the predecessor fund's Institutional Shares, without the effect of any fee and expense limitations or waivers.

Institutional Shares of Janus Money Market Fund (the ''predecessor fund'') reorganized into Institutional Money Market Fund on February 23, 2007. The returns for the Premium Shares, Primary Shares, and Select Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown is restated to reflect the fees and expenses of the Fund's respective Share class without the effect of any fee and expense limitations or waivers.

The Fund commenced operations on February 23, 2007, after the reorganization of the Service Shares of Janus Money Market Fund (the ''predecessor fund'') into Institutional Money Market Fund. The returns for the Service Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Service Shares of the predecessor fund prior to the reorganization. The performance shown reflects the fees and expenses of the predecessor fund's Service Shares, without the effect of any fee and expense limitations or waivers.

The returns for the Premium Shares, Primary Shares, and Select Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown is restated to reflect the fees and expenses of the Fund's respective Share class, without the effect of any fee and expense limitations or waivers

Total returns not annualized for periods of less than one full year.

See Notes to Schedules of Investments and Financial Statements.

See "Explanation of Charts, Tables and Financial Statements."

6 Janus Adviser Series January 31, 2008

(unaudited)

Fund Expenses

Expense Example - Institutional Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,025.60	$0.92
Hypothetical (5% return before expenses)	$1,000.00	$1,024.23	$0.92
Expense Example - Premium Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,025.60	$0.92
Hypothetical (5% return before expenses)	$1,000.00	$1,024.23	$0.92
Expense Example - Primary Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,024.00	$2.54
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	$2.54
Expense Example - Select Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,024.80	$1.78
Hypothetical (5% return before expenses)	$1,000.00	$1,023.38	$1.78
Expense Example - Service Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,024.40	$2.19
Hypothetical (5% return before expenses)	$1,000.00	$1,022.97	$2.19

*Expenses are equal to the annualized expense ratio of 0.18% for Institutional Shares, 0.18% for Premium Shares, 0.50% for Primary Shares, 0.35% for Select Shares, and 0.43% for Service Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect a six-month period). Expenses include the effect of contractual waivers by Janus Capital and Janus Distributors LLC.

Janus Adviser Series January 31, 2008 7

Janus Institutional Money Market Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Principal Amount		Value
Certificates of Deposit - 8.9%
$65,000,000	Barclay's Bank, New York 5.50%, 3/11/08	$65,000,000
12,300,000	BNP Paribas 3.8525%, 9/23/08	12,282,530
	Calyon, New York:
50,000,000	4.04438%, 4/22/08	50,000,000
38,000,000	3.23125%, 6/30/08	37,970,821
65,000,000	3.10%, 10/20/08	64,935,477
30,000,000	Canadian Imperial Bank of Commerce 4.0225% 4/17/08	29,993,799
	Mitsubishi Trust and Bank:
50,000,000	4.66%, 4/4/08	50,000,000
50,000,000	3.93375%, 4/22/08	50,000,000
35,000,000	3.10%, 5/6/08	35,000,000
50,000,000	4.24%, 7/10/08	50,000,000
50,000,000	Mizuho Corporate Bank, New York 4.57%, 2/4/08	50,000,000
60,000,000	Natexis Banques Populaires, New York 5.25%, 5/8/08	60,000,000
	Shinkin Central Bank, New York:
25,000,000	5.42%, 2/19/08	25,000,000
50,000,000	4.39%, 4/16/08	50,000,000
35,000,000	3.10%, 5/6/08	35,000,000
15,000,000	Skandinaviska Enskilda Bank, New York 4.96188%, 8/21/08	14,983,589
35,000,000	Sumitomo Trust and Bank 3.10%, 4/4/08	35,000,000
40,000,000	Svenska Handelsbanken AB 5.00%, 10/9/08	40,000,000
15,000,000	Swedbank, New York 4.51%, 9/8/08	14,981,789
	Unicredito Italiano Bank (Ireland):
34,400,000	4.855%, 5/6/08	34,378,939
19,000,000	5.06188%, 5/29/08	18,989,013
Total Certificates of Deposit (cost $823,515,957)		823,515,957
Commercial Paper - 23.9%
50,000,000	Aquinas Funding LLC 5.01%, 2/13/08 (Section 4(2))	49,916,500
	Bryant Park Funding LLC:
50,000,000	4.10%, 2/15/08 (Section 4(2))	49,920,278
20,000,000	5.10%, 3/17/08 (Section 4(2))	19,872,500
	Giro Balanced Funding Corp.:
50,000,000	3.65%, 3/19/08 (Section 4(2))	49,761,736
60,000,000	4.90%, 4/8/08 (Section 4(2))	59,452,833
65,000,000	4.90%, 4/9/08 (Section 4(2))	64,398,389
49,000,000	3.60% - 4.70%, 4/11/08 (Section 4(2))	48,594,972
	Gotham Funding Corp.:
66,295,000	3.55%, 2/4/08 (Section 4(2))	66,275,388
29,948,000	3.75%, 2/11/08 (Section 4(2))	29,916,804
12,010,000	3.75%, 2/12/08 (Section 4(2))	11,996,239
96,529,000	4.10%, 2/15/08 (Section 4(2))	96,375,089
	Lexington Parker Capital LLC:
55,000,000	3.80%, 2/4/08 (Section 4(2))	54,982,583
40,000,000	3.65%, 2/19/08 (Section 4(2))	39,927,000
40,000,000	3.60%, 2/22/08 (Section 4(2))	39,916,000
35,000,000	4.40%, 3/7/08 (Section 4(2))	34,850,278
50,000,000	4.15%, 3/14/08 (Section 4(2))	49,670,417
50,000,000	5.35%, 4/14/08 (Section 4(2))	49,457,569

Principal Amount		Value
Commercial Paper - (continued)
	Manhattan Asset Funding Company LLC:
$26,119,000	3.35%, 2/1/08 (Section 4(2))	$26,119,000
50,174,000	4.25%, 2/13/08 (Section 4(2))	50,102,920
114,000,000	4.13%, 2/14/08 (Section 4(2))	113,835,694
11,200,000	Medical Building Funding IV Series 2002 LLC 4.72%, 2/1/08	11,200,000
	Morrigan TRR Funding LLC:
50,000,000	5.50%, 2/4/08 (144A)	49,979,167
50,000,000	5.00%, 2/6/08 (144A)	49,965,278
115,000,000	4.90%, 2/8/08 (144A)	114,897,868
50,000,000	3.60%, 2/29/08 (144A)	49,860,000
	Nieuw Amsterdam Receivables Corp.:
30,382,000	5.12%, 2/11/08 (Section 4(2))	30,338,790
10,954,000	4.15%, 2/12/08 (Section 4(2))	10,940,946
10,034,000	3.90%, 2/15/08 (Section 4(2))	10,018,782
50,000,000	4.40%, 2/28/08 (Section 4(2))	49,835,000
50,000,000	4.40%, 2/29/08 (Section 4(2))	49,828,889
	Scaldis Capital LLC:
50,000,000	3.50%, 2/20/08 (Section 4(2))	49,907,639
50,704,000	4.66%, 3/10/08 (Section 4(2))	50,454,593
45,712,000	4.42%, 3/11/08 (Section 4(2))	45,493,116
50,000,000	4.42%, 3/17/08 (Section 4(2))	49,723,750
50,000,000	4.45%, 4/3/08 (Section 4(2))	49,616,806
	Thames Asset Global Securitization No. 1, Inc.:
50,055,000	3.60%, 2/4/08 (Section 4(2))	50,039,983
30,528,000	5.00%, 3/14/08 (Section 4(2))	30,349,920
20,000,000	5.10%, 3/17/08 (Section 4(2))	19,872,500
	Three Pillars Funding LLC:
26,619,000	4.30%, 2/8/08 (Section 4(2))	26,596,744
50,000,000	4.10%, 2/15/08 (Section 4(2))	49,920,278
40,158,000	4.10%, 2/19/08 (Section 4(2))	40,079,692
58,828,000	3.72%, 2/20/08 (Section 4(2))	58,712,501
	Victory Receivables Corp.:
18,000,000	4.40%, 2/1/08 (Section 4(2))	18,000,000
31,635,000	5.50%, 2/5/08 (Section 4(2))	31,615,667
22,000,000	4.45%, 2/7/08 (Section 4(2))	21,983,683
91,804,000	3.65%, 2/8/08 (Section 4(2))	91,738,845
78,000,000	4.10%, 2/19/08 (Section 4(2))	77,840,100
Total Commercial Paper (cost $2,194,152,726)		2,194,152,726
Floating Rate Notes - 29.9%
35,000,000	Abbey National 4.78%, 9/30/08	34,966,068
	Allied Irish Banks:
60,000,000	3.91438%, 8/18/08 (144A)§	59,907,666
40,000,000	5.045%, 11/19/08	40,000,000
50,000,000	4.635%, 1/12/09	50,000,000
25,000,000	3.31188%, 2/4/09	25,000,000
50,000,000	ANZ National International London 4.55%, 9/5/08 (144A)§	50,001,433
59,004,000	Ares VII CLO, Ltd., Class A-1A 4.9475%, 5/8/15 (144A)§	59,004,000
27,534,000	Banco Santander Totta S.A. 4.09125%, 9/15/08 (144A)	27,534,000
35,000,000	Bank of America Securities LLC 3.175%, 6/13/08	34,980,981
	Bank of Scotland PLC:
15,200,000	4.43125%, 9/8/08 (144A)§	15,180,897
25,000,000	5.0075%, 9/26/08	25,023,064
40,000,000	4.75%, 11/4/08	40,000,000

See Notes to Schedules of Investments and Financial Statements.
8 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Principal Amount		Value
Floating Rate Notes - (continued)
$100,000,000	Barclay's Bank, New York 3.9275%, 10/23/08	$100,000,000
75,000,000	BES Finance, Ltd. 4.68125%, 10/1/08 (144A)	75,000,000
70,000,000	Caja de Ahorros y Pensiones de Barcelona 3.8475%, 7/23/08 (144A)	69,964,505
50,000,000	Credit Suisse Securities (USA) LLC 4.6125%, 1/12/09	50,054,296
60,000,000	Cullinan Finance Corp. 3.30%, 2/25/08 (144A)	59,996,835
15,734,000	Dekabank, New York 3.93375%, 11/19/15 (144A)	15,734,000
55,300,000	Dexia Bank, New York 3.2625%, 9/29/08	55,231,293
30,000,000	Dorada Finance Corp. 3.97875%, 8/20/08 (144A)	29,990,115
295,000,000	EMC Mortgage Corp. (seven day put) 3.375%, 5/8/26	295,000,000
	HSH Nordbank A.G., New York:
23,601,000	3.94438%, 9/19/08 (144A)	23,601,000
70,805,000	3.99438%, 6/23/15 (144A)	70,805,000
184,000,000	Lehman Brothers, Inc. (90 day put) 3.275%, 4/5/27ß	184,000,000
30,000,000	Lloyd's TSB Group PLC 4.51%, 6/5/12 (144A)	29,950,165
30,000,000	Mitsubishi Trust and Bank 4.54%, 2/5/08	30,000,000
	Natexis Banques Populaires, New York:
50,000,000	4.04438%, 4/21/08	50,000,000
43,601,000	4.43625%, 9/12/08 (144A)	43,577,866
50,000,000	National Bank of Canada 4.66125%, 7/10/08	50,000,000
11,400,000	Royal Bank of Canada 4.47125%, 9/10/08	11,390,400
	Royal Bank of Scotland:
50,000,000	4.4525%, 4/11/08 (144A)§	49,979,579
20,000,000	3.96125%, 4/18/08 (144A)§	19,990,597
91,000,000	Santander U.S. Debt S.A. Unipersonal 4.97%, 9/19/08 (144A)§	91,063,752
30,000,000	Sedna Finance, Inc. 4.03438%, 8/20/08 (144A)	30,000,000
40,000,000	Shiprock Finance SF-1, Series 2007-3A 3.35125%, 4/11/08 (144A)§	40,000,000
	Skandinaviska Enskilda Bank, New York:
65,000,000	4.44125%, 10/8/08 (144A)	64,902,000
35,000,000	3.93875%, 10/20/08	35,000,000
66,500,000	Societe Generale, New York 3.23375%, 6/30/08	66,434,251
50,000,000	Sumitomo Trust and Bank 4.62%, 3/7/08	50,000,000
65,000,000	Svenska Handelsbanken AB 3.92438%, 9/19/08 (144A)	64,924,375
50,000,000	Swedbank, New York 4.58125%, 7/10/08	50,000,000
78,672,000	Totta (Ireland) PLC 4.54%, 9/5/08 (144A)	78,672,000
	Unicredito Italiano Bank (Ireland):
40,000,000	3.35125%, 7/25/08	39,944,128
50,000,000	4.4325%, 8/8/08 (144A)	49,924,907
66,084,000	4.46125%, 9/8/08 (144A)	66,084,000

Principal Amount		Value
Floating Rate Notes - (continued)
	Union Hamilton Special Purpose Funding LLC:
$70,000,000	5.1425%, 3/28/08 (144A)	$70,000,000
60,000,000	5.2263%, 6/23/08 (144A)	60,000,000
110,141,000	Westdeutsche Landesbank A.G. 4.47125%, 3/10/15 (144A)	110,141,000
Total Floating Rate Notes (cost $2,742,954,173)		2,742,954,173
Repurchase Agreements - 33.1%
150,000,000	Bank of America Securities LLC, 3.30% dated 1/31/08, maturing 2/1/08 to be repurchased at $150,013,750 collateralized by $174,541,236 in U.S. Government Agencies 3.7462% - 4.5862%, 11/15/36 - 3/25/37 with a value of $153,000,001	150,000,000
188,100,000	Bank of America Securities LLC, 3.50% dated 1/31/08, maturing 2/1/08 to be repurchased at $188,118,288 collateralized by $192,116,340 in U.S. Government Agencies 5.50%, 11/1/37 with a value of $191,862,000	188,100,000
142,000,000	Barclays Capital, Inc., 3.305% dated 1/31/08, maturing 2/1/08 to be repurchased at $142,013,036 collateralized by $148,660,446 in Corporate Notes 5.00% - 8.20%, 8/15/09 - 10/15/35 with a value of $146,510,434	142,000,000
220,000,000	Citigroup Global Markets, Inc., 3.275% dated 1/31/08, maturing 2/1/08 to be repurchased at $220,020,014 collateralized by $42,209,628 in Asset Backed Securities 0%, 1/15/10 and $204,048,196 in Corporate Bonds 4.31% - 8.75%, 5/2/08 - 12/1/16 with respective values of $42,222,840 and $187,535,312	220,000,000
230,000,000	Deutsche Bank Securities, Inc., 3.275% dated 1/31/08, maturing 2/1/08 to be repurchased at $230,020,924 collateralized by $143,537,500 in Asset Backed Securities 0% - 11.6218%, 10/22/17 - 7/25/47, $1,499,206,696 in Collateralized Mortgage Obligations, 0%, 9/25/35 and $174,689,000 in Corporate Notes 5.75% - 8.25%, 11/15/08 - 1/15/68 with respective values of $44,909,758 $25,992,755 and $165,579,789	230,000,000
265,000,000	Dresdner Kleinwort Securities LLC, 3.225% dated 1/31/08, maturing 2/1/08 to be repurchased at $265,023,740 collateralized by $478,891,979 in Collateralized Mortgage Obligations 0% - 6.615%, 3/25/34 - 2/25/47 and $7,780,000 in Corporate Notes 8.875%, 11/15/19 with respective values of $278,250,381 and $10,504,681	265,000,000

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 9

Janus Institutional Money Market Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Principal Amount		Value
Repurchase Agreements - (continued)
$42,000,000	Fortis Bank S.A., New York Branch, 3.28% dated 1/31/08, maturing 2/1/08 to be repurchased at $42,003,821 collateralized by $74,194,478 in U.S. Government Agencies 0% - 4.6162%, 5/16/08 - 2/15/37 with a value of $42,770,992	$42,000,000
220,000,000	Goldman Sachs & Co., 3.275% dated 1/31/08, maturing 2/1/08 to be repurchased at $220,020,014 collateralized by $229,468,373 in Commercial Paper 0%, 2/1/08 - 5/16/08 with a value of $228,608,573	220,000,000
100,000,000	Greenwich Capital, 3.325% dated 1/31/08, maturing 2/1/08 to be repurchased at $100,009,236 collateralized by $114,295,000 in Trust Receipts 3.625% - 7.45%, 12/1/31 - 4/9/37 with a value of $110,093,597	$100,000,000
440,000,000	ING Financial Markets LLC, 3.30% dated 1/31/08, maturing 2/1/08 to be repurchased at $440,040,333 collateralized by $1,452,379,992 in U.S. Government Agencies 0% - 6.00%, 6/15/29 - 10/1/37 with a value of $448,800,072	440,000,000
265,000,000	JP Morgan Securities, Inc., 3.275% dated 1/31/08, maturing 2/1/08 to be repurchased at $265,024,108 collateralized by $418,296,112 in Asset Backed Securities 0.011% - 7.087%, 7/18/11 - 5/11/57 with a value of $275,990,261	265,000,000
200,000,000	Merrill Lynch Government Securities, 3.25% dated 1/31/08, maturing 2/1/08 to be repurchased at $200,018,056 collateralized by $450,967,000 in U.S. Government Agencies 0% - 8.875%, 2/3/08 - 11/6/37 with a value of $204,002,537	200,000,000
209,000,000	Merrill Lynch, Pierce, Fenner & Smith, 3.425% dated 1/31/08, maturing 2/1/08 to be repurchased at $209,019,884 collateralized by $227,682,410 in Corporate Notes 0% - 10.45%, 3/15/08 - 1/15/49 and $58,588 in Medium Term Notes 0%, 12/15/35 with respective values of $225,717,118 and $7,529	209,000,000
265,000,000	RBC Capital Markets Corp., 3.225% dated 1/31/08, maturing 2/1/08 to be repurchased at $265,023,740 collateralized by $278,101,665 in Asset Backed Securities 0% - 6.50%, 12/25/36 - 8/27/46 with a value of $275,635,179	265,000,000

Principal Amount		Value
Repurchase Agreements - (continued)
$101,200,000	UBS Financial Services, Inc., 2.95% dated 1/31/08, maturing 2/1/08 to be repurchased at $101,208,293 collateralized by $181,566,160 in U.S. Government Agencies 0% - 6.00%, 3/15/18 - 11/15/36 with a value of $103,225,568	$101,200,000
Total Repurchase Agreements (cost $3,037,300,000)		3,037,300,000
Short-Term Corporate Notes - 2.3%
50,000,000	Asscher Finance Corp. 5.46%, 6/18/08 (144A)	50,000,000
	Cullinan Finance Corp.:
50,000,000	5.37%, 3/25/08 (144A)	50,000,000
60,000,000	5.33%, 5/15/08 (144A)	60,000,000
50,000,000	5.345%, 5/15/08 (144A)	50,000,000
Total Short-Term Corporate Notes (cost $210,000,000)		210,000,000
Taxable Variable Rate Demand Notes - 3.2%
1,650,000	Advocare of South Carolina, Inc. 3.32%, 6/1/17	1,650,000
	Breckenridge Terrace LLC:
11,785,000	3.3138%, 5/1/39	11,785,000
2,900,000	3.3138%, 5/1/39	2,900,000
12,605,000	Colorado Natural Gas, Inc., Series 2002 3.30%, 7/1/32	12,605,000
	Cornerstone Funding Corp. I:
8,531,000	Series 2003B, 3.18%, 12/1/30	8,531,000
7,300,000	Series 2003C, 3.23%, 4/1/13	7,300,000
6,400,000	Series 2003E, 3.23%, 7/1/30	6,400,000
9,700,000	Custom Window Systems 3.31%, 11/1/26	9,700,000
6,600,000	Edison Chouest Offshore LLC 3.29%, 3/1/14	6,600,000
1,711,000	First United Pentecostal 3.43%, 3/1/23	1,711,000
4,500,000	FJM Properties-Wilmar 3.26%, 10/1/24	4,500,000
12,215,000	HHH Supply and Investment Co. 3.38%, 7/1/29	12,215,000
10,935,000	Hillcrest Medical Plaza 3.28%, 9/1/23	10,935,000
16,000,000	Hodges Bonded Warehouse 3.36%, 9/1/27	16,000,000
6,159,000	Holston Medical Group 3.29%, 1/1/13	6,159,000
3,635,000	J&E Land Company 3.28%, 6/1/23	3,635,000
17,000,000	Janus Investments LLC 3.39%, 8/1/32	17,000,000
2,845,000	Lenexa, Kansas Industrial Revenue (Labone, Inc. Project), Series A 3.22%, 9/1/09	2,845,000
16,265,000	Louisiana Health Systems Corp. Revenue Series B 3.32%, 10/1/22	16,265,000
4,428,000	McElroy Metal Mill, Inc., Series 2003 3.29%, 7/1/18	4,428,000
5,790,000	Medical Clinic Board, Mobile, AL 3.26%, 9/1/11	5,790,000
11,725,000	Mississippi Business Finance Corp. 3.26%, 10/1/18	11,725,000

See Notes to Schedules of Investments and Financial Statements.
10 Janus Adviser Series January 31, 2008

Janus Institutional Money Market Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Principal Amount		Value
Taxable Variable Rate Demand Notes - (continued)
$3,040,000	Montgomery-Engelside, Alabama Medical Clinic Board Revenue (Surgical Center) 3.36%, 3/1/24	$3,040,000
7,415,000	Nautical Transport LLC 3.30%, 6/1/16	7,415,000
10,620,000	Patrick Schaumburg Automobiles, Inc. 3.14%, 7/1/08 (144A)	10,620,000
8,200,000	Racetrac Capital LLC, Series 1998-A 3.32%, 4/1/18	8,200,000
19,600,000	Rehau, Inc. 3.45%, 10/1/19	19,600,000
7,300,000	Robinette Company 3.26%, 1/1/17	7,300,000
10,460,000	Russell Lands, Inc., Series 2002 3.29%, 8/1/12	10,460,000
20,600,000	Shoosmith Brothers, Inc. 3.32%, 3/1/15	20,600,000
14,965,000	Timber Ridge County Affordable Housing Corp., Series 2003 3.36%, 12/1/32	14,965,000
100,000	Union City, Tennessee Industrial Development Board (Cobank LLC Project) 3.45%, 1/1/25	100,000
9,500,000	Village Green Finance Co. 3.32%, 11/1/22	9,500,000
Total Taxable Variable Rate Demand Notes (cost $292,479,000)		292,479,000
Total Investments (total cost $9,300,401,856) – 101.3%		9,300,401,856
Liabilities, net of Cash, Receivables and Other Assets – (1.3)%		(115,530,400)
Net Assets – 100%		$9,184,871,456

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 11

Janus Institutional Government
Money Market Fund (unaudited)

Average Annual Total Return for the periods ended January 31, 2008	Eric Thorderson co-portfolio manager Craig Jacobson co-portfolio manager
Institutional Shares
Fiscal Year-to-Date	2.38%
1 Year	5.05%
5 Year	3.17%
10 Year	3.84%
Since Inception of Predecessor Fund 4/14/95	4.23%
Premium Shares
Fiscal Year-to-Date	2.36%
1 Year	4.62%
5 Year	2.93%
10 Year	3.62%
Since Inception of Predecessor Fund 4/14/95	4.01%
Primary Shares
Fiscal Year-to-Date	2.20%
1 Year	4.28%
5 Year	2.62%
10 Year	3.31%
Since Inception of Predecessor Fund 4/14/95	3.69%
Select Shares
Fiscal Year-to-Date	2.28%
1 Year	4.44%
5 Year	2.76%
10 Year	3.45%
Since Inception of Predecessor Fund 4/14/95	3.84%
Service Shares
Fiscal Year-to-Date	2.25%
1 Year	4.79%
5 Year	2.91%
10 Year	3.59%
Since Inception of Predecessor Fund 11/22/96	3.77%
Seven-Day Current Yield
Institutional Shares
With Reimbursement	3.58%
Without Reimbursement	3.38%
Premium Shares
With Reimbursement	3.55%
Without Reimbursement	3.22%
Primary Shares
With Reimbursement	3.23%
Without Reimbursement	3.14%
Select Shares
With Reimbursement	3.39%
Without Reimbursement	3.14%
Service Shares
With Reimbursement	3.33%
Without Reimbursement	3.27%
Expense Ratios for the fiscal year ended July 31, 2007
Institutional Shares
Total Annual Fund Operating Expenses	0.36%
Net Annual Fund Operating Expenses	0.16%
Premium Shares
Total Annual Fund Operating Expenses	0.35%
Net Annual Fund Operating Expenses	0.19%
Primary Shares
Total Annual Fund Operating Expenses	0.67%
Net Annual Fund Operating Expenses	0.51%
Select Shares
Total Annual Fund Operating Expenses	0.52%
Net Annual Fund Operating Expenses	0.36%
Service Shares
Total Annual Fund Operating Expenses	0.61%
Net Annual Fund Operating Expenses	0.41%

Data presented reflects past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Distributors LLC for Premium, Primary and Select Shares are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

For Institutional Shares, Premium Shares, Primary Shares, Select Shares and Service Shares, Janus Capital has contractually agreed to waive one-half of its investment advisory fee payable by the Fund until at least December 1, 2008. In addition, Janus Capital has contractually agreed to waivers that will reduce the amount of administrative service fees payable by the Fund to certain limits until at least December 1, 2008. The expense waivers shown reflect the application of such reductions. The expense waivers are detailed in the Statement of Additional Information.

Janus Distributors LLC has contractually agreed to waivers that will reduce the amount of 12b-1 fees payable by Premium Shares, Primary Shares and Select Shares of the Fund to the levels indicated in the prospectus until at least December 1, 2008.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of the Fund than the total return.

Due to certain investment strategies, the fund may have an increased position in cash.

The Fund commenced operations on February 23, 2007, after the reorganization of the Institutional Shares of Janus Government Money Market Fund (the ''predecessor fund'') into Institutional Government Money Market Fund. The returns for the Institutional Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown reflects the fees and expenses of the predecessor fund's Institutional Shares, without the effect of any fee and expense limitations or waivers.

Institutional Shares of Janus Government Money Market Fund (the ''predecessor fund'') reorganized into Institutional Government Money Market Fund on February 23, 2007. The returns for the Premium Shares, Primary Shares and Select Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown is restated to reflect the fees and expenses of the Fund's respective Shares class, without the effect of any fee and expense limitations or waivers.

The Fund commenced operations on February 23, 2007, after the reorganization of the Service Shares of Janus Government Money Market Fund (the ''predecessor fund'') into Institutional Government Money Market Fund. The returns for the Service Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Service Shares of the predecessor fund prior to the reorganization. The performance shown reflects the fees and expenses of the predecessor fund's Service Shares, without the effect of any fee and expense limitations or waivers.

The returns for the Premium Shares, Primary Shares and Select Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown is restated to reflect the fees and expenses of the Fund's respective Shares class, without the effect of any fee and expense limitations or waivers.

Total returns not annualized for periods of less than one full year.

See Notes to Schedules of Investments and Financial Statements.

See "Explanation of Charts, Tables and Financial Statements."

12 Janus Adviser Series January 31, 2008

Janus Institutional Government
Money Market Fund (unaudited)

Fund Expenses

Expense Example - Institutional Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,023.80	$0.76
Hypothetical (5% return before expenses)	$1,000.00	$1,024.38	$0.76
Expense Example - Premium Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,023.60	$0.92
Hypothetical (5% return before expenses)	$1,000.00	$1,024.23	$0.92
Expense Example - Primary Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,022.00	$2.54
Hypothetical (5% return before expenses)	$1,000.00	$1,022.62	$2.54
Expense Example - Select Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,022.80	$1.78
Hypothetical (5% return before expenses)	$1,000.00	$1,023.38	$1.78
Expense Example - Service Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,022.50	$2.03
Hypothetical (5% return before expenses)	$1,000.00	$1,023.13	$2.03

*Expenses are equal to the annualized expense ratio of 0.15% for Institutional Shares, 0.18% for Premium Shares, 0.50% for Primary Shares, 0.35% for Select Shares, and 0.40% for Service Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect a six-month period). Expenses include the effect of contractual waivers by Janus Capital and Janus Distributors LLC.

Janus Adviser Series January 31, 2008 13

Janus Institutional Government
Money Market Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Principal Amount		Value
Repurchase Agreements - 71.6%
$205,000,000	Bear Stearns & Company, Inc. 3.175% dated 1/31/08 maturing 2/1/08 to be repurchased at $205,018,080 collateralized by $307,359,230 in U.S. Government Agencies 0%, 1/01/36 - 10/01/36 with a value of $209,101,392	$205,000,000
174,000,000	Calyon, New York Branch 3.05% dated 1/31/08, maturing 2/1/08 to be repurchased at $174,014,742 collateralized by $195,751,497 in U.S. Government Agencies 3.7762% 5/25/37 - 6/25/37 with a value of $177,480,000	174,000,000
144,300,000	Credit Suisse Securities (USA) LLC, 3.145% dated 1/31/08 maturing 2/1/08 to be repurchased at $144,312,606 collateralized by $331,391,998 in U.S. Government Agencies 0% - 10.235%, 1/15/17 - 7/25/37 with a value of $147,187,585	144,300,000
72,500,000	Deutsche Bank Securities, Inc. 3.15% dated 1/31/08, maturing 2/1/08 to be repurchased at $72,506,344 collateralized by $148,999,489 in U.S. Government Agencies 0.0%, 12/01/34 - 8/01/35 with a value of $73,950,000	72,500,000
100,000,000	ING Financial Markets LLC 3.00% dated 1/31/08, maturing 2/1/08 to be repurchased at $100,008,333 collateralized by $1,789,342,715 in U.S. Government Agencies 0.0% - 9.318 8/1/18 - 5/20/37 with a value of $102,000,058	100,000,000
198,400,000	Lehman Brothers, Inc., 3.1350% dated 1/31/08, maturing 2/1/08 to be repurchased at $198,417,277 collateralized by $271,971,680 in U.S. Government Agencies 5.00% 5/1/35 with a value of $202,369,014	198,400,000
150,000,000	Mitsubishi UFJ Securities (USA), Inc. 3.175% dated 1/31/08, maturing 2/1/08 to be repurchased at $150,013,229 collateralized by $149,460,000 in U.S. Government Agencies 4.15% - 5.125, 10/23/12 - 1/29/13 with a value of $153,001,044	150,000,000
182,000,000	RBC Capital Markets Corp. 3.03% dated 1/31/08, maturing 2/1/08 to be repurchased at $182,015,318 collateralized by $252,790,041 in U.S. Government Agencies 4.80% - 6.50%, 5/1/21 - 12/1/47 with a value of $185,640,000	182,000,000

Principal Amount		Value
Repurchase Agreements - (continued)
$15,700,000	UBS Financial Services, Inc., 2.95% dated 1/31/08, maturing 2/1/08 to be repurchased at $15,701,287 collateralized by $28,167,873 in U.S. Government Agencies 0% - 6.0%, 3/15/18 - 11/15/36 with a value of $16,014,243	$15,700,000
Total Repurchase Agreements (cost $1,241,900,000)		1,241,900,000
U.S Government Agency Notes - 20.2%
	Army & Air Force Exchange:
30,500,000	4.93%, 2/6/08	30,500,000
25,000,000	4.95%, 2/26/08ß	25,000,000
62,000,000	5.01%, 3/25/08ß	62,000,000
70,000,000	3.26%, 6/27/08ß	70,000,000
	Fannie Mae:
8,200,000	5.02%, 5/30/08	8,063,930
15,000,000	4.33%, 9/26/08	14,570,608
11,385,000	Federal Home Loan Bank System 4.47%, 11/28/08	11,385,000
	Federal Home Loan Discount Note:
29,050,000	4.35%, 2/15/08	29,000,857
20,000,000	4.20%, 4/15/08	19,827,333
1,875,000	4.96%, 7/18/08	1,831,600
2,500,000	3.90%, 10/14/08	2,430,667
	Freddie Mac:
4,327,000	5.04%, 3/3/08	4,308,221
12,500,000	5.04%, 3/20/08	12,419,417
12,500,000	5.04%, 3/28/08	12,402,000
3,600,000	5.075%, 4/28/08	3,555,848
9,750,000	4.92%, 6/13/08	9,572,971
8,000,000	4.98%, 6/23/08	7,841,747
1,017,000	4.35%, 8/18/08	992,545
25,000,000	3.93%, 12/8/08	24,151,229
Total U.S Government Agency Notes (cost $349,853,973)		349,853,973
U.S. Government Agency Variable Notes - 8.4%
10,000,000	Fannie Mae 3.07%, 1/16/09	10,000,000
	Federal Farm Credit Bank:
4,122,000	2.98%, 2/21/08	4,121,956
8,244,000	2.98%, 3/26/08	8,243,672
1,620,000	3.145%, 10/28/08	1,619,532
17,000,000	3.03%, 4/17/09	17,000,000
	Federal Home Loan Bank System:
12,365,000	4.16438%, 3/14/08	12,364,446
25,000,000	3.16%, 6/18/08	24,999,999
810,000	3.5575%, 10/24/08	809,710
21,000,000	3.11%, 12/3/08	21,000,000
20,000,000	3.10%, 12/17/08	19,989,671
20,000,000	4.866%, 2/27/09	20,007,688
5,723,661	Freddie Mac 3.2638%, 1/15/42	5,723,661
Total U.S. Government Agency Variable Notes (cost $145,880,335)		145,880,335
Total Investments (total cost $1,737,634,308) – 100.2%		1,737,634,308
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(2,741,503)
Net Assets – 100%		$1,734,892,805

See Notes to Schedules of Investments and Financial Statements.
14 Janus Adviser Series January 31, 2008

Statements of Assets and Liabilities

As of January 31, 2008 (unaudited) (all numbers in thousands except net asset value per share)	Janus Institutional Cash Management Fund	Janus Institutional Money Market Fund	Janus Institutional Government Money Market Fund
Assets:
Investments at amortized cost	$2,557,069	$6,263,102	$495,734
Repurchase Agreements	$971,600	$3,037,300	$1,241,900
Cash	2	5,217	179
Receivables:
Portfolio shares sold	4	44	–
Interest	13,339	25,271	2,069
Non-interested Trustees' deferred compensation	56	148	28
Other assets	32	3	–
Total Assets	3,542,102	9,331,085	1,739,910
Liabilities:
Payables:
Investments purchased	60,012	130,027	–
Dividends	4,294	14,674	4,713
Advisory fees	266	715	150
Administrative services fees - Institutional Shares	64	548	66
Administrative services fees - Premium Shares	–	–	–
Administrative services fees - Primary Shares	N/A	–	–
Administrative services fees - Select Shares	N/A	–	–
Administrative services fees - Service Shares	N/A	14	9
Distribution fees - Premium Shares	–	11	–
Distribution fees - Primary Shares	N/A	–	–
Distribution fees - Select Shares	N/A	–	–
Service fees - Service Shares	N/A	43	43
Non-interested Trustees' fees and expenses	8	24	–
Non-interested Trustees' deferred compensation fees	56	148	28
Accrued expenses	15	10	8
Total Liabilities	64,715	146,214	5,017
Net Assets	$3,477,387	$9,184,871	$1,734,893
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$3,477,559	$9,184,872	$1,734,893
Undistributed net investment income/(loss)*	(3)	(17)	(2)
Undistributed net realized gain/(loss) from investments transactions*	(172)	8	–
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees' deferred compensation	3	8	2
Total Net Assets	$3,477,387	$9,184,871	$1,734,893
Net Assets - Class Institutional Shares	$3,477,282	$8,882,123	$1,525,295
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,477,453	8,882,123	1,525,295
Net Asset Value Per Share	$1.00	$1.00	$1.00
Net Assets - Class Premium Shares	$105	$231,427	$105
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	105	231,427	105
Net Asset Value Per Share	$1.00	$1.00	$1.00
Net Assets - Class Primary Shares	$N/A	$104	$104
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	104	104
Net Asset Value Per Share	$N/A	$1.00	$1.00
Net Assets - Class Select Shares	$N/A	$105	$104
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	105	104
Net Asset Value Per Share	$N/A	$1.00	$1.00
Net Assets - Class Service Shares	$N/A	$71,112	$209,285
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	71,112	209,285
Net Asset Value Per Share	$N/A	$1.00	$1.00

*  See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 15

Statements of Operations

For the six-month period ended January 31, 2008 (unaudited) (all numbers in thousands)	Janus Institutional Cash Management Fund	Janus Institutional Money Market Fund	Janus Institutional Government Money Market Fund
Investment Income:
Interest	$135,144	$244,271	$33,463
Total Investment Income	135,144	244,271	33,463
Expenses:
Advisory fees	5,129	9,306	1,405
Transfer agent fees and expenses	–	1	1
Professional fees	6	15	12
Non-interested Trustees' fees and expenses	64	125	15
Administrative services fees - Institutional Shares	3,846	6,890	914
Administrative services fees - Premium Shares	–	8	–
Administrative services fees - Primary Shares	N/A	–	–
Administrative services fees - Select Shares	N/A	–	–
Administrative services fees - Service Shares	N/A	69	140
Distribution fees - Premium Shares	–	25	–
Distribution fees - Primary Shares	N/A	–	–
Distribution fees - Select Shares	N/A	–	–
Service fees - Service Shares	N/A	115	233
Total Expenses	9,045	16,554	2,720
Expense and Fee Offset	–	(1)	(1)
Net Expenses	9,045	16,553	2,719
Less: Excess Expense Reimbursement	(5,971)	(7,923)	(1,405)
Net Expenses after Expense Reimbursement	3,074	8,630	1,314
Net Investment Income/(Loss)	132,070	235,641	32,149
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions	18	4	–
Change in unrealized net appreciation/(depreciation) of investments and non-interested Trustees' deferred compensation	(3)	(2)	–
Net Gain/(Loss) on Investments	15	2	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	$132,085	$235,643	$32,149

See Notes to Financial Statements.
16 Janus Adviser Series January 31, 2008

Statements of Changes in Net Assets

For the six-month period ended January 31, 2008 (unaudited) and for the period ended July 31, 2007	Janus Institutional Cash Management Fund(1)		Janus Institutional Money Market Fund		Janus Institutional Government Money Market Fund
(all numbers in thousands)	2008	2007(2)	2008	2007(3)	2008	2007(3)
Operations:
Net investment income/(loss)	$132,070	$107,561	$235,641	$129,898	$32,149	$18,398
Net realized gain/(loss) from investment transactions	18	–	4	4	–	–
Change in unrealized net appreciation/(depreciation) of non-interested Trustees' deferred compensation	(3)	7	(2)	10	–	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	132,085	107,568	235,643	129,912	32,149	18,399
Dividends and Distributions to Shareholders:
Net investment income *
Institutional Shares	(132,073)	(107,555)	(232,880)	(128,913)	(28,035)	(14,736)
Premium Shares	(3)	(2)	(630)	(2)	(2)	(2)
Primary Shares	N/A	N/A	(3)	(2)	(2)	(2)
Select Shares	N/A	N/A	(3)	(2)	(2)	(2)
Service Shares	N/A	N/A	(2,132)	(988)	(4,108)	(3,656)
Net realized gain from investment transactions*
Institutional Shares	–	–	–	–	–	–
Premium Shares	–	–	–	–	–	–
Primary Shares	N/A	N/A	–	–	–	–
Select Shares	N/A	N/A	–	–	–	–
Service Shares	N/A	N/A	–	–	–	–
Net Decrease from Dividends and Distributions	(132,076)	(107,557)	(235,648)	(129,907)	(32,149)	(18,398)
Capital Share Transactions:
Shares sold
Institutional Shares	22,726,679	21,550,892 **	65,369,231	35,374,609	6,998,822	2,598,698
Premium Shares	–	100	365,130	100	–	100
Primary Shares	N/A	N/A	–	100	–	100
Select Shares	N/A	N/A	–	100	–	100
Service Shares	N/A	N/A	1,014,308	259,221	257,269	246,125
Shares transferred(4)
Institutional Shares	N/A	N/A	–	5,687,771	–	606,643
Service Shares	N/A	N/A	–	30,801	–	177,230
Reinvested dividends and distributions
Institutional Shares	80,889	63,232	113,003	50,691	7,145	5,324
Premium Shares	3	2	630	2	2	2
Primary Shares	N/A	N/A	3	2	2	2
Select Shares	N/A	N/A	3	2	2	2
Service Shares	N/A	N/A	298	266	1,742	1,385
Shares repurchased
Institutional Shares	(23,630,174)	(18,636,681)**	(63,004,772)	(34,708,410)	(6,177,094)	(2,514,243)
Premium Shares	–	–	(134,435)	–	–	–
Primary Shares	N/A	N/A	–	–	–	–
Select Shares	N/A	N/A	–	–	–	–
Service Shares	N/A	N/A	(991,471)	(242,312)	(203,812)	(270,654)
Net Increase/(Decrease) from Capital Share Transactions	(822,603)	2,977,545	2,731,928	6,452,943	884,078	850,814
Net Increase/(Decrease) in Net Assets	(822,594)	2,977,556	2,731,923	6,452,948	884,078	850,815
Net Assets:
Beginning of period	4,299,981	1,322,425	6,452,948	–	850,815	–
End of period	$3,477,387	$4,299,981	$9,184,871	$6,452,948	$1,734,893	$850,815
Undistributed net investment income/(loss)*	$(3)	$3	$(17)	$(10)	$(1)	$(1)

*  See Note 3 in Notes to Financial Statements.

**  Includes 2,849,227,433 transfer of capital due to the reorganization of Janus Institutional Cash Reserves Fund into Janus Institutional Cash Management Fund on February 23, 2007.

(1)  Formerly Janus Institutional Cash Reserves Fund (a series of Janus Investment Fund).

(2)  Period from November 1, 2006 through July 31, 2007.

(3)  Period from February 23, 2007 (inception date) through July 31, 2007.

(4)  A reorganization of the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund (each a series of Janus Investment Fund) occurred at the close of business on February 23, 2007. All Capital and Shares were transferred to the corresponding classes of the newly formed Fund. The information shown comes from the audited financial statements from the Janus Investment Fund trust. See Note 5 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 17

Statements of Changes in Net Assets

For the period ended February 23, 2007 and for the fiscal year ended October 31, 2006	Janus Money Market Fund		Janus Government Money Market Fund
(all numbers in thousands)	2007(1)	2006	2007(1)	2006
Operations:
Net investment income/(loss)	$136,044	$289,288	$14,288	$44,525
Net realized gain/(loss) from investment transactions	(12)	12	1	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	136,032	289,300	14,289	44,525
Dividends and Distributions to Shareholders:
Net investment income*
Investor Shares	(21,538)	(58,753)	(2,624)	(7,454)
Institutional Shares	(114,006)	(229,324)	(9,115)	(30,687)
Service Shares	(512)	(1,199)	(2,549)	(6,384)
Net realized gain/(loss) from investment transactions*
Investor Shares	–	(2)	–	–
Institutional Shares	–	(10)	–	–
Service Shares	–	–	–	–
Net Decrease from Dividends and Distributions	(136,056)	(289,288)	(14,288)	(44,525)
Capital Share Transactions(1):
Shares sold
Investor Shares	434,713	991,952	16,005	73,414
Institutional Shares	22,247,093	38,462,494	1,611,594	6,103,342
Service Shares	13,984	55,553	164,498	758,324
Reinvested dividends and distributions
Investor Shares	16,563	57,565	2,042	7,318
Institutional Shares	44,041	89,719	1,865	11,032
Service Shares	169	424	739	2,391
Shares repurchased
Investor Shares	(313,978)	(997,589)	(27,373)	(90,905)
Institutional Shares	(22,920,356)	(35,873,239)	(1,542,877)	(6,095,962)
Service Shares	(17,758)	(48,419)	(153,487)	(724,319)
Net Increase/(Decrease) from Capital Share Transactions	(495,529)	2,738,460	73,006	44,635
Net Increase/(Decrease) in Net Assets	(495,553)	2,738,472	73,007	44,635
Net Assets:
Beginning of period	7,764,336	5,025,864	877,729	833,094
End of period	$7,268,783	$7,764,336	$950,736	$877,729
Undistributed net investment income/(loss)*	$–	$12	$–	$–

(1) Period from November 1, 2006 to February 23, 2007. A reorganization of the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund (each a series of Janus Investment Fund) occurred at the close of business on February 23, 2007. The Capital and Shares were transferred to the corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. The Investor Shares class of these Funds were not impacted by the reorganization. The information comes from the audited financial statements from the Janus Investment Fund trust. See Note 5 in Notes to Financial Statements.

* See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
18 Janus Adviser Series January 31, 2008

Financial Highlights – Institutional Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) the period ended July 31, 2007 and	Janus Institutional Cash Management Fund(1)
through each fiscal year or period ended July 31	2008		2007(2)		2006		2005		2004		2003		2002(3)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.03		.04		.05		.03		.01		.01		.01
Net gains/(losses) on securities	–		–		–		–		–		–		–
Total from Investment Operations	.03		.04		.05		.03		.01		.01		.01
Less Distributions:
Dividends (from net investment income)*	(.03)		(.04)		(.05)		(.03)		(.01)		(.01)		(.01)
Distributions (from net realized gains)*	–		–		–		–		–		–		–
Total Distributions	(.03)		(.04)		(.05)		(.03)		(.01)		(.01)		(.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	2.60%		4.01%		4.82%		2.84%		1.20%		1.27%		0.87%
Net Assets, End of Period (in thousands)	$3,477,282		$4,299,879		$1,322,425		$1,523,010		$1,873,218		$2,795,864		$1,792,158
Average Net Assets for the Period (in thousands)	$5,100,291		$2,721,493		$2,041,983		$1,494,573		$2,216,408		$2,495,376		$1,262,186
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.12	%(6)	0.12	%(6)	0.19	%(6)	0.18	%(6)	0.18	%(6)	0.18	%(6)	0.18	%(6)
Ratio of Net Expenses to Average Net Assets***(4)	0.12	%(6)	0.12	%(6)	0.19	%(6)	0.18	%(6)	0.18	%(6)	0.18	%(6)	0.18	%(6)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.15%		5.28%		4.78%		2.76%		1.18%		1.24%		1.86%

*  See Note 3 in Notes to Financial Statements.

**  Total Return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  On February 23, 2007, Janus Institutional Cash Reserves Fund (the "predecessor fund") was reorganized into the Fund. The predecessor fund had a fiscal year end of October 31. The Fund changed its fiscal year end to July 31.

(2) Period from November 1, 2006 to July 31, 2007.

(3)  Period from May 15, 2002 (inception date) through October 31, 2002.

(4)  See "Explanations of Charts, Tables and Financial Statements."

(5)  The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2007, 2006, 2005 and 2004.

(6)  The ratio was 0.35% in 2008, 0.35% in 2007, 0.36% in 2006, 0.35% in 2005, 0.35% in 2004, 0.35% in 2003, and 0.35% in 2002 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 19

Financial Highlights – Institutional Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited), the period ended July 31, 2007 and	Janus Institutional Money Market Fund(1)				Janus Money Market Fund(2)
through each fiscal year ended October 31	2008		2007		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.03		.02		.02		.05		.03		.01		.01
Net gains/(losses) on securities	–		–		–		–		–		–		–
Total from Investment Operations	.03		.02		.02		.05		.03		.01		.01
Less Distributions:
Dividends (from net investment income)*	(.03)		(.02)		(.02)		(.05)		(.03)		(.01)		(.01)
Distributions (from net realized gains)*	–		–		–		–		–		–		–
Total Distributions	(.03)		(.02)		(.02)		(.05)		(.03)		(.01)		(.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	2.56%		2.25%		1.68%		4.82%		2.84%		1.17%		1.22%
Net Assets, End of Period (in thousands)	$8,882,123		$6,404,665		$5,687,736		$6,317,002		$3,638,018		$8,123,575		$9,141,167
Average Net Assets for the Period (in thousands)	$9,136,265		$5,771,972		$6,817,674		$4,785,018		$5,028,377		$7,453,480		$10,403,767
Ratio of Gross Expenses to Average Net Assets***(3)	0.18	%(4)	0.18	%(4)	0.18	%(5)(6)	0.18	%(5)(6)	0.18	%(5)(6)	0.18	%(5)(6)	0.18	%(5)
Ratio of Net Expenses to Average Net Assets***(3)	0.18	%(4)	0.18	%(4)	0.18	%(5)	0.18	%(5)	0.18	%(5)	0.18	%(5)	0.18	%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.07%		5.23%		5.22%		4.79%		2.65%		1.17%		1.21%

*  See Note 3 in Notes to Financial Statements.

**  Total Return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  A reorganization of the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund (the "predecessor funds") occurred at the close of business on February 23, 2007. The 2007 column is for the period from February 23, 2007 to July 31, 2007. All Capital and Shares were transferred to the corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. The predecessor funds had a fiscal year end of October 31. The Funds changed their fiscal year to July 31. See Note 5 in Notes to Financial Statements.

(2)  The information shown is for a share outstanding during the fiscal year ended October 31 for the Institutional Shares of Janus Money Market Fund and Janus Government Money Market Fund (each a series of Janus Investment Fund) prior to the reorganization. The 2007 column is for the period from November 1, 2006 to February 23, 2007.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The ratio was 0.35% in 2008 and 0.35% in 2007 before waiver of certain fees incurred by the Fund.

(5)  The ratio was 0.35% in 2007, 0.35% in 2006, 0.35% in 2005, 0.35% in 2004 and 0.35% in 2003 before waiver of certain fees incurred by the Fund.

(6)  The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.
20 Janus Adviser Series January 31, 2008

For a share outstanding during the six-month period ended January 31, 2008 (unaudited), the period ended July 31, 2007 and through	Janus Institutional Government Money Market Fund(1)				Janus Government Money Market Fund(2)
each fiscal year ended October 31	2008		2007		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.02		.02		.05		.03		.01		.01
Net gains/(losses) on securities	–		–		–		–		–		–		–
Total from Investment Operations	.02		.02		.02		.05		.03		.01		.01
Less Distributions:
Dividends (from net investment income)*	(.02)		(.02)		(.02)		(.05)		(.03)		(.01)		(.01)
Distributions (from net realized gains)*	–		–		–		–		–		–		–
Total Distributions	(.02)		(.02)		(.02)		(.05)		(.03)		(.01)		(.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	2.38%		2.24%		1.67%		4.78%		2.81%		1.13%		1.18%
Net Assets, End of Period (in thousands)	$1,525,295		$696,422		$606,644		$536,062		$517,650		$384,769		$775,826
Average Net Assets for the Period (in thousands)	$1,211,304		$662,811		$549,028		$645,831		$539,553		$610,052		$1,136,909
Ratio of Gross Expenses to Average Net Assets***(3)	0.15	%(4)	0.16	%(4)	0.16	%(5)(6)	0.16	%(5)(6)	0.16	%(5)(6)	0.15	%(5)(6)	0.15	%(5)
Ratio of Net Expenses to Average Net Assets***(3)	0.15	%(4)	0.16	%(4)	0.16	%(5)	0.16	%(5)	0.16	%(5)	0.15	%(5)	0.15	%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.60%		5.20%		5.18%		4.75%		2.74%		1.12%		1.17%

*  See Note 3 in Notes to Financial Statements.

**  Total Return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  A reorganization of the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund (the "predecessor funds") occurred at the close of business on February 23, 2007. The 2007 column is for the period from February 23, 2007 to July 31, 2007. All Capital and Shares were transferred to the corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. The predecessor funds had a fiscal year end of October 31. The Funds changed their fiscal year to July 31. See Note 5 in Notes to Financial Statements.

(2)  The information shown is for a share outstanding during the fiscal year ended October 31 for the Institutional Shares of Janus Money Market Fund and Janus Government Money Market Fund (each a series of Janus Investment Fund) prior to the reorganization. The 2007 column is for the period from November 1, 2006 to February 23, 2007.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The ratio was 0.35% in 2008 and 0.36% in 2007 before waiver of certain fees incurred by the Fund.

(5)  The ratio was 0.36% in 2007, 0.36% in 2006, 0.36% in 2005, 0.35% in 2004 and 0.35% in 2003 before waiver of certain fees incurred by the Fund.

(6)  The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 21

Financial Highlights – Premium Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and the period ended July 31, 2007	Janus Institutional Cash Management Fund
	2008		2007(1)
Net Asset Value, Beginning of Period	$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.03		.02
Net gain/(loss) on securities	–		–
Total from Investment Operations	.03		.02
Less Distributions:
Dividends (from net investment income)*	(.03)		(.02)
Distributions (from net realized gains)*	–		–
Total Distributions	(.03)		(.02)
Net Asset Value, End of Period	$1.00		$1.00
Total Return**	2.60%		2.28%
Net Assets, End of Period (in thousands)	$105		$102
Average Net Assets for the Period (in thousands)	$103		$101
Ratio of Gross Expenses to Average Net Assets***(2)	0.12	%(3)	0.12	%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.12	%(3)	0.12	%(3)
Ratio of Net Invest Income to Average Net Assets***	5.12%		5.29%
For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Institutional Money Market Fund
and the period ended July 31, 2007	2008		2007(1)
Net Asset Value, Beginning of Period	$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.03		.02
Net gain/(loss) on securities	–		–
Total from Investment Operations	.03		.02
Less Distributions:
Dividends (from net investment income)*	(.03)		(.02)
Distributions (from net realized gains)*	–		–
Total Distributions	(.03)		(.02)
Net Asset Value, End of Period	$1.00		$1.00
Total Return**	2.56%		2.25%
Net Assets, End of Period (in thousands)	$231,427		$102
Average Net Assets for the Period (in thousands)	$27,708		$101
Ratio of Gross Expenses to Average Net Assets***(2)	0.18	%(4)	0.18	%(4)
Ratio of Net Expenses to Average Net Assets***(2)	0.18	%(4)	0.18	%(4)
Ratio of Net Invest Income to Average Net Assets***	4.52%		5.23%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from February 23, 2007 (inception date) through July 31, 2007.

(2)  See "Explanations of Charts, Tables and Financial Statements".

(3)  Ratio was 0.44% in 2008 and 0.45% in 2007 before waiver of certain fees incurred by the Fund.

(4)  Ratio was 0.44% in 2008 and 0.44% in 2007 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
22 Janus Adviser Series January 31, 2008

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and the period ended July 31, 2007	Janus Institutional Government Money Market Fund
	2008		2007(1)
Net Asset Value, Beginning of Period	$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.02
Net gain/(loss) on securities	–		–
Total from Investment Operations	.02		.02
Less Distributions:
Dividends (from net investment income)*	(.02)		(.02)
Distributions (from net realized gains)*	–		–
Total Distributions	(.02)		(.02)
Net Asset Value, End of Period	$1.00		$1.00
Total Return**	2.36%		2.23%
Net Assets, End of Period (in thousands)	$105		$102
Average Net Assets for the Period (in thousands)	$103		$101
Ratio of Gross Expenses to Average Net Assets***(2)	0.18	%(3)	0.19	%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.18	%(3)	0.19	%(3)
Ratio of Net Invest Income to Average Net Assets***	4.66%		5.17%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from February 23, 2007 (inception date) through July 31, 2007.

(2)  See "Explanations of Charts, Tables, and Financial Statements."

(3)  Ratio was 0.44% in 2008 and 0.45% in 2007 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 23

Financial Highlights – Primary Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Institutional Money Market Fund
and the period ended July 31, 2007	2008		2007(1)
Net Asset Value, Beginning of Period	$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.02
Net gain/(loss) on securities	–		–
Total from Investment Operations	.02		.02
Less Distributions:
Dividends (from net investment income)*	(.02)		(.02)
Distributions (from net realized gains)*	–		–
Total Distributions	(.02)		(.02)
Net Asset Value, End of Period	$1.00		$1.00
Total Return**	2.40%		2.11%
Net Assets, End of Period (in thousands)	$104		$102
Average Net Assets for the Period (in thousands)	$103		$101
Ratio of Gross Expenses to Average Net Assets***(2)	0.50	%(3)	0.51	%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.50	%(3)	0.51	%(3)
Ratio of Net Invest Income to Average Net Assets***	4.72%		4.91%
For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and the period ended July 31, 2007	Janus Institutional Government Money Market Fund
	2008		2007(1)
Net Asset Value, Beginning of Period	$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.02
Net gain/(loss) on securities	–		–
Total from Investment Operations	.02		.02
Less Distributions:
Dividends (from net investment income)*	(.02)		(.02)
Distributions (from net realized gains)*	–		–
Total Distributions	(.02)		(.02)
Net Asset Value, End of Period	$1.00		$1.00
Total Return**	2.20%		2.09%
Net Assets, End of Period (in thousands)	$104		$102
Average Net Assets for the Period (in thousands)	$103		$101
Ratio of Gross Expenses to Average Net Assets***(2)	0.50	%(4)	0.51	%(4)
Ratio of Net Expenses to Average Net Assets***(2)	0.50	%(4)	0.51	%(4)
Ratio of Net Invest Income to Average Net Assets***	4.34%		4.85%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from February 23, 2007 (inception date) through July 31, 2007.

(2) See "Explanations of Charts, Tables and Financial Statements".

(3)  The ratio was 0.76% in 2008 and 0.77% in 2007 before waiver of certain fees incurred by the Fund.

(4)  The ratio was 0.76% in 2008 and 0.77% in 2007 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
24 Janus Adviser Series January 31, 2008

Financial Highlights – Select Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Institutional Money Market Fund
and the period ended July 31, 2007	2008		2007(1)
Net Asset Value, Beginning of Period	$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.02
Net gain/(loss) on securities	–		–
Total from Investment Operations	.02		.02
Less Distributions:
Dividends (from net investment income)*	(.02)		(.02)
Distributions (from net realized gains)*	–		–
Total Distributions	(.02)		(.02)
Net Asset Value, End of Period	$1.00		$1.00
Total Return**	2.48%		2.18%
Net Assets, End of Period (in thousands)	$105		$102
Average Net Assets for the Period (in thousands)	$103		$101
Ratio of Gross Expenses to Average Net Assets***(2)	0.35	%(3)	0.36	%(3)
Ratio of Net Expenses to Average Net Assets***(2)	0.35	%(3)	0.36	%(3)
Ratio of Net Invest Income to Average Net Assets***	4.87%		5.06%
For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and the period ended July 31, 2007	Janus Institutional Government Money Market Fund
	2008		2007(1)
Net Asset Value, Beginning of Period	$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.02
Net gain/(loss) on securities	–		–
Total from Investment Operations	.02		.02
Less Distributions:
Dividends (from net investment income)*	(.02)		(.02)
Distributions (from net realized gains)*	–		–
Total Distributions	(.02)		(.02)
Net Asset Value, End of Period	$1.00		$1.00
Total Return**	2.28%		2.16%
Net Assets, End of Period (in thousands)	$104		$102
Average Net Assets for the Period (in thousands)	$103		$101
Ratio of Gross Expenses to Average Net Assets***(2)	0.35	%(4)	0.36	%(4)
Ratio of Net Expenses to Average Net Assets***(2)	0.35	%(4)	0.36	%(4)
Ratio of Net Invest Income to Average Net Assets***	4.49%		5.00%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from February 23, 2007 (inception date) through July 31, 2007.

(2)  See "Explanations of Charts, Tables and Financial Statements".

(3)  The ratio was 0.61% in 2008 and 0.62% in 2007 before waiver of certain fees incurred by the Fund.

(4)  The ratio was 0.61% in 2008 and 0.62% in 2007 before waiver of certain fees incurred by the Fund.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 25

Financial Highlights – Service Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited), the period ended July 31, 2007 and through each fiscal	Janus Institutional Money Market Fund(1)				Janus Money Market Fund(2)
year ended October 31	2008		2007		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.02		.02		.04		.03		.01		.01
Net gains/(losses) on securities	–		–		–		–		–		–		–
Total from Investment Operations	.02		.02		.02		.04		.03		.01		.01
Less Distributions:
Dividends (from net investment income)*	(.02)		(.02)		(.02)		(.04)		(.03)		(.01)		(.01)
Distributions (from net realized gains)*	–		–		–		–		–		–		–
Total Distributions	(.02)		(.02)		(.02)		(.04)		(.03)		(.01)		(.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	2.44%		2.15%		1.60%		4.56%		2.58%		0.92%		0.96%
Net Assets, End of Period (in thousands)	$71,112		$47,977		$30,801		$34,407		$26,849		$25,731		$60,326
Average Net Assets for the Period (in thousands)	$91,040		$46,489		$32,183		$26,778		$22,738		$36,421		$68,106
Ratio of Gross Expenses to Average Net Assets***(3)	0.43	%(4)	0.43	%(4)	0.43	%(5)(6)	0.43	%(5)(6)	0.43	%(5)(6)	0.43	%(5)(6)	0.43	%(5)
Ratio of Net Expenses to Average Net Assets***(3)	0.43	%(4)	0.43	%(4)	0.43	%(5)	0.43	%(5)	0.43	%(5)	0.43	%(5)	0.43	%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.66%		4.97%		4.97%		4.48%		2.59%		0.88%		0.95%

*  See Note 3 in Notes to Financial Statements.

**  Total Return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  A reorganization of the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund (the "predecessor funds") occurred at the close of business on February 23, 2007. The 2007 column is for the period from February 23, 2007 to July 31, 2007. All Capital and Shares were transferred to the corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. The predecessor funds had a fiscal year end of October 31. The Funds changed their fiscal year to July 31. See Note 5 in Notes to Financial Statements.

(2)  The information shown is for a share outstanding during the fiscal year ended October 31 for the Institutional Shares of Janus Money Market Fund and Janus Government Money Market Fund (each a series of Janus Investment Fund) prior to the reorganization. The 2007 column is for the period from November 1, 2006 to February 23, 2007.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The ratio was 0.60% in 2008 and 0.61% in 2007 before waiver of certain fees incurred by the Fund.

(5)  The ratio was 0.61% in 2007, 0.61% in 2006, 0.61% in 2005, 0.60% in 2004 and 0.60% in 2003 before waiver of certain fees incurred by the Fund.

(6)  The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

See Notes to Financial Statements.
26 Janus Adviser Series January 31, 2008

For a share outstanding during the six-month period ended January 31, 2008 (unaudited), the period ended July 31, 2007 and through each	Janus Institutional Government Money Market Fund(1)				Janus Government Money Market Fund(2)
fiscal year ended October 31	2008		2007		2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income/(loss)	.02		.02		.02		.04		.03		.01		.01
Net gains/(losses) on securities	–		–		–		–		–		–		–
Total from Investment Operations	.02		.02		.02		.04		.03		.01		.01
Less Distributions:
Dividends (from net investment income)*	(.02)		(.02)		(.02)		(.04)		(.03)		(.01)		(.01)
Distributions (from net realized gains)*	–		–		–		–		–		–		–
Total Distributions	(.02)		(.02)		(.02)		(.04)		(.03)		(.01)		(.01)
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return**	2.25%		2.13%		1.59%		4.52%		2.55%		0.88%		0.92%
Net Assets, End of Period (in thousands)	$209,285		$154,087		$177,229		$165,479		$129,083		$142,856		$190,913
Average Net Assets for the Period (in thousands)	$185,431		$172,735		$161,333		$143,637		$140,016		$164,773		$189,811
Ratio of Gross Expenses to Average Net Assets***(3)	0.40	%(4)	0.41	%(4)	0.41	%(5)(6)	0.41	%(5)(6)	0.41	%(5)(6)	0.40	%(5)(6)	0.40	%(5)
Ratio of Net Expenses to Average Net Assets***(3)	0.40	%(4)	0.41	%(4)	0.41	%(5)	0.41	%(5)	0.41	%(5)	0.40	%(5)	0.40	%(5)
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.41%		4.95%		4.93%		4.44%		2.49%		0.87%		0.91%

*  See Note 3 in Notes to Financial Statements.

**  Total Return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  A reorganization of the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund (the "predecessor funds") occurred at the close of business on February 23, 2007. The 2007 column is for the period from February 23, 2007 to July 31, 2007. All Capital and Shares were transferred to the corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. The predecessor funds had a fiscal year end of October 31. The Funds changed their fiscal year to July 31. See Note 5 in Notes to Financial Statements.

(2)  The information shown is for a share outstanding during the fiscal year ended October 31 for the Institutional Shares of Janus Money Market Fund and Janus Government Money Market Fund (each a series of Janus Investment Fund) prior to the reorganization. The 2007 column is for the period from November 1, 2006 to February 23, 2007.

(3)  See "Explanations of Charts, Tables and Financial Statements."

(4)  The ratio was 0.60% in 2008 and 0.61% in 2007 before waiver of certain fees incurred by the Fund.

(5)  The ratio was 0.60% in 2007, 0.61% in 2006, 0.61% in 2005, 0.60% in 2004 and 0.60% in 2003 before waiver of certain fees incurred by the Fund.

(6)  The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2007, 2006, 2005 and 2004.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 27

Notes to Schedules of Investments (unaudited)

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

PLC	Public Limited Company

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933.

  ß  Security is illiquid.

§ Schedule of Restricted and Illiquid Securities (as of January 31, 2008)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Institutional Cash Management Fund
Allied Irish Banks 3.91438%, 8/18/08 (144A)	9/7/07	$29,920,890	$29,953,833	0.9%
ANZ National International London 4.55%, 9/5/08 (144A)	9/14/07	20,000,943	20,000,573	0.6%
Ares VII CLO, Ltd., Class A-1A 4.9475%, 5/8/15 (144A)	4/23/03	25,000,000	25,000,000	0.7%
Royal Bank of Scotland 4.4525%, 4/11/08 (144A)	9/5/07	19,975,020	19,991,832	0.6%
Royal Bank of Scotland 3.96125%, 4/18/08 (144A)	9/5/07	9,986,500	9,995,298	0.3%
Santander U.S. Debt S.A. Unipersonal 4.97%, 9/19/08 (144A)	1/24/08	25,044,000	25,043,436	0.7%
Shiprock Finance SF-1, Series 2007-1A 4.90%, 4/11/08 (144A)	3/14/07	15,000,000	15,000,000	0.4%
Shiprock Finance SF-1, Series 2007-3A 3.35125%, 4/11/08 (144A)	3/14/07	28,000,000	28,000,000	0.8%
		$172,927,353	$172,984,972	5.0%
Janus Institutional Money Market Fund
Allied Irish Banks 3.91438%, 8/18/08 (144A)	9/7/07	$59,841,780	$59,907,666	0.7%
ANZ National International London 4.55%, 9/5/08 (144A)	9/14/07	50,002,350	50,001,433	0.5%
Ares VII CLO, Ltd., Class A-1A 4.9475%, 5/8/15 (144A)	2/23/07	59,004,000	59,004,000	0.6%
Bank of Scotland PLC 4.43125%, 9/8/08 (144A)	1/8/08	15,178,887	15,180,897	0.2%
Royal Bank of Scotland 4.4525%, 4/11/08 (144A)	9/5/07	49,937,550	49,979,579	0.5%
Royal Bank of Scotland 3.96125%, 4/18/08 (144A)	9/5/07	19,973,000	19,990,597	0.2%
Santander U.S. Debt S.A. Unipersonal 4.97%, 9/19/08 (144A)	9/17/07	90,812,176	91,063,752	1.0%
Shiprock Finance SF-1, Series 2007-3A 3.35125%, 4/11/08 (144A)	3/15/07	40,000,000	40,000,000	0.4%
		$384,749,743	$385,127,924	4.1%

The Funds have registration rights for certain restricted securities held as of January 31, 2008. The issuer incurs all registration costs.

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of January 31, 2008.

The Funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a Fund to "put" back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

28 Janus Adviser Series January 31, 2008

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Institutional Cash Management Fund, Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Adviser Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust offers twenty-eight funds, which include multiple series of shares with differing investment objectives and policies. The Funds invest in short-term money market securities.

Effective February 23, 2007, Janus Institutional Cash Reserves Fund (originally part of the Janus Investment Fund series) was reorganized into Janus Institutional Cash Management Fund. Additionally on February 23, 2007, the Premium Share Class was added to Janus Institutional Cash Management Fund. Effective February 23, 2007, the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund (both part of the Janus Investment Fund series) were reorganized into corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund, respectively. Additionally, three new Classes of Shares were added to Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund effective February 23, 2007: Premium Shares, Primary Shares and Select Shares.

Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund currently offer five classes of shares: Institutional Shares, Premium Shares, Primary Shares, Select Shares and Service Shares. Janus Institutional Cash Management Fund currently offers two classes of shares: Institutional Shares and Premium Shares.

Institutional Shares are offered exclusively to institutional and individual clients meeting minimum investment requirements. Not all financial intermediaries offer Institutional Shares. Premium Shares, Primary Shares, Select Shares and Service Shares are available only through banks and other financial institutions in connection with trust accounts, cash management programs, and similar programs provided to their customers. Not all financial institutions offer Premium Shares, Primary Shares, Select Shares and Service Shares.

Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Investments held by the Funds with maturities over 60 days are valued at market value. Short-term securities with maturities of 60 days or less are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. If management believes that such valuation does not reflect the securities' fair value, these securities may be valued at fair value as determined in good faith under procedures established by the Fund's Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or nonpublic securities. Restricted and illiquid securities are valued in accordance with procedures established by the Fund's Trustees.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based on the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Each Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Interfund Lending

Pursuant to an exemptive order received from the SEC, each Fund may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate

Janus Adviser Series January 31, 2008 29

Notes to Financial Statements (unaudited) (continued)

beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

Dividends are declared daily and distributed monthly for the Funds. The majority of dividends and capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and also applies to all open tax years as of the date of effectiveness. Management has evaluated the Funds' tax positions taken on federal income tax returns for purposes of implementing the Interpretation and has determined that no provision for income tax is required in the Funds' financial statements. Management is not aware of any events that are reasonably possible to occur that would result in any unrecognized future tax benefits significantly impacting the Funds.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, the Funds will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below for each Fund.

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Janus Institutional Cash Management Fund	All Asset Levels	0.20
Janus Institutional Money Market Fund	All Asset Levels	0.20
Janus Institutional Government Money Market Fund	All Asset Levels	0.20

Janus Capital has contractually agreed to waive one-half of its advisory fee for Janus Institutional Cash Management Fund, Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. The amounts waived for the Funds are included on the Statement of Operations as "Excess Expense Reimbursement".

The Funds pay Janus Capital administrative services fees. The administrative services fee is calculated based upon average

30 Janus Adviser Series January 31, 2008

daily net assets. Janus Capital has agreed to reduce the administrative services fee for the Funds. The amounts waived for the Funds are included on the Statement of Operations as "Excess Expense Reimbursement". The administrative services fee and waiver are shown in the table below.

Fund	Administrative Services Fee	Administrative Services Fee Waiver
Janus Institutional Cash Management Fund
Institutional Shares	0.15%	0.13%
Premium Shares	0.06%	0.06%
Janus Institutional Money Market Fund
Institutional Shares	0.15%	0.07%
Premium Shares	0.06%	0.06%
Primary Shares	0.06%	0.06%
Select Shares	0.06%	0.06%
Service Shares	0.40%	0.07%
Janus Institutional Government Money Market Fund
Institutional Shares	0.15%	0.10%
Premium Shares	0.06%	0.06%
Primary Shares	0.06%	0.06%
Select Shares	0.06%	0.06%
Service Shares	0.40%	0.10%

Janus Distributors LLC ("Janus Distributors"), a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Fund. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any Fund's actual distribution and service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be reimbursed for the difference. Janus Distributors has agreed to reduce the 12b-1 fee for the Funds. The amounts waived for the Funds are included on the Statement of Operations as "Excess Expense Reimbursement". The Funds' 12b-1 fees and waivers are shown in the table below.

Fund	12b-1 Fee	12b-1 Fee Waiver
Janus Institutional Cash Management Fund
Premium Shares	0.18%	0.16%
Janus Institutional Money Market Fund
Premium Shares	0.18%	0.10%
Primary Shares	0.50%	0.10%
Select Shares	0.35%	0.10%
Janus Institutional Government Money Market Fund
Premium Shares	0.18%	0.10%
Primary Shares	0.50%	0.10%
Select Shares	0.35%	0.10%

Janus Capital has voluntarily agreed to reimburse Janus Institutional Cash Management Fund by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Premium Shares, the administrative services fees applicable to Institutional Shares and Premium Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed 0.12% of the daily average daily net assets of the Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as "Excess Expense Reimbursement" on the Statement of Operations.

The Funds pay those expenses not assumed by Janus Capital. The expenses not assumed by Janus Capital include interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary expenses.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $83,430 was paid by the Trust during the six-month period ended January 31, 2008. Each Fund's portion is reported as part of "Other Expenses" on the Statement of Operations.

On December 21, 2007, Janus Capital Group Inc. purchased Janus Institutional Money Market Fund's and Janus Institutional Cash Management Fund's positions in Stanfield Victoria Funding LLC, which was no longer deemed to be an Eligible Security as defined in paragraph (a)(10) of Rule 2a-7. The securities were purchased with cash in the amounts of $61,989,818 and $41,326,545, respectively, which was equal to the amortized cost plus accrued interest. These transactions did not result in any gain or loss to the Funds. Janus Capital is a direct subsidiary of Janus Capital Group Inc.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/ (depreciation) and is shown as of January 31, 2008 on the Statement of Assets and Liabilities as an asset, "Non-interested Trustees' deferred compensation," and a liability, "Non-interested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period

Janus Adviser Series January 31, 2008 31

Notes to Financial Statements (unaudited) (continued)

ended January 31, 2008 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended January 31, 2008.

Janus Capital invested and/or redeemed initial seed capital during the six-month period ended January 31, 2008, as indicated in the table below.

Fund	Seed Capital at 7/31/2007	Purchases	Date of Purchases	Redemptions	Date of Redemption	Seed Capital at 1/31/2008
Janus Institutional Cash Management Fund - Premium Shares	100,000	–	–	–	–	100,000
Janus Institutional Money Market Fund - Premium Shares	100,000	–	–	–	–	100,000
Janus Institutional Money Market Fund - Primary Shares	100,000	–	–	–	–	100,000
Janus Institutional Money Market Fund - Select Shares	100,000	–	–	–	–	100,000
Janus Institutional Government Money Market Fund - Premium Shares	100,000	–	–	–	–	100,000
Janus Institutional Government Money Market Fund - Primary Shares	100,000	–	–	–	–	100,000
Janus Institutional Government Money Market Fund - Select Shares	100,000	–	–	–	–	100,000

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

Net capital loss carryovers as of July 31, 2007 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
for the year ended July 31, 2007

Fund	July 31, 2013	Accumulated Capital Losses
Janus Institutional Cash Management Fund	$(190,951)	$(190,951)
Janus Institutional Money Market Fund	–	–
Janus Institutional Government Money Market Fund	–	–

32 Janus Adviser Series January 31, 2008

4. CAPITAL SHARE TRANSACTIONS

For the six-month period ended January 31, 2008 (unaudited) and the period ended July 31, 2007	Janus Institutional Cash Management Fund(1)
(all numbers in thousands)	2008	2007(2)
Transactions in Fund Shares – Institutional Shares
Shares sold	22,726,678	21,550,892	(3)
Reinvested dividends and distributions	80,889	63,232
Shares repurchased	(23,630,174)	(18,636,680)
Net Increase/(Decrease) in Fund Shares	(822,607)	2,977,444
Shares Outstanding, Beginning of Period	4,300,060	1,322,616
Shares Outstanding, End of Period	3,477,453	4,300,060
Transactions in Fund Shares – Premium Shares
Shares sold	–	100
Reinvested dividends and distributions	3	2
Shares repurchased	–	–
Net Increase/(Decrease) in Fund Shares	3	102
Shares Outstanding, Beginning of Period	102	–
Shares Outstanding, End of Period	105	102

(1)  Formerly Janus Institutional Cash Reserves Fund (a series of Janus Investment Fund).

(2)  Period from November 1, 2006 through July 31, 2007 for Institutional Shares and period from February 23, 2007 through July 31, 2007 for Premium Shares.

(3)  Includes 2,849,227,433 transfer of capital due to the reorganization of Janus Institutional Cash Reserves Fund into Janus Institutional Cash Management Fund on February 23, 2007.

Janus Adviser Series January 31, 2008 33

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended January 31, 2008 (unaudited), the period ended July 31, 2007 and through each fiscal year ended October 31	Janus Institutional Money Market Fund			Janus Money Market Fund
(all numbers in thousands)	2008	2007(1)		2007(2)		2006
Transactions in Fund Shares – Institutional Shares
Shares sold	65,369,231	35,374,609		22,247,093		38,462,494
Shares transferred	–	5,687,771	(3)	N/A		N/A
Reinvested dividends and distributions	113,003	50,691		44,041		89,719
Shares repurchased	(63,004,772)	(34,708,410)		(22,920,356	)(3)	(35,873,238)
Net Increase/(Decrease) in Fund Shares	2,477,462	6,404,661		(629,222)		2,678,975
Shares Outstanding, Beginning of Period	6,404,661	–		6,316,993		3,638,018
Shares Outstanding, End of Period	8,882,123	6,404,661		5,687,771		6,316,993
Transactions in Fund Shares – Investor Shares
Shares sold	N/A	N/A		434,713		991,952
Reinvested dividends and distributions	N/A	N/A		16,563		57,566
Shares repurchased	N/A	N/A		(313,978)		(997,589)
Net Increase/(Decrease) in Capital Share Transactions	N/A	N/A		137,298		51,929
Shares Outstanding, Beginning of Period	N/A	N/A		1,412,925		1,360,996
Shares Outstanding, End of Period	N/A	N/A		1,550,223		1,412,925
Transactions in Fund Shares – Premium Shares
Shares sold	365,130	100		N/A		N/A
Reinvested dividends and distributions	630	2		N/A		N/A
Shares repurchased	(134,435)	–		N/A		N/A
Net Increase/(Decrease) in Fund Shares	231,325	102		N/A		N/A
Shares Outstanding, Beginning of Period	102	–		N/A		N/A
Shares Outstanding, End of Period	231,427	102		N/A		N/A
Transactions in Fund Shares – Primary Shares
Shares sold	–	100		N/A		N/A
Reinvested dividends and distributions	2	2		N/A		N/A
Shares repurchased	–	–		N/A		N/A
Net Increase/(Decrease) in Fund Shares	2	102		N/A		N/A
Shares Outstanding, Beginning of Period	102	–		N/A		N/A
Shares Outstanding, End of Period	104	102		N/A		N/A
Transactions in Fund Shares – Select Shares
Shares sold	–	100		N/A		N/A
Reinvested dividends and distributions	3	2		N/A		N/A
Shares repurchased	–	–		N/A		N/A
Net Increase/(Decrease) in Fund Shares	3	102		N/A		N/A
Shares Outstanding, Beginning of Period	102	–		N/A		N/A
Shares Outstanding, End of Period	105	102		N/A		N/A
Transactions in Fund Shares – Service Shares
Shares sold	1,014,308	259,221		13,984		55,553
Shares transferred	–	30,801	(3)	N/A		N/A
Reinvested dividends and distributions	298	266		169		424
Shares repurchased	(991,471)	(242,311)		(17,758	)(3)	(48,419)
Net Increase/(Decrease) in Fund Shares	23,135	47,977		(3,605)		7,558
Shares Outstanding, Beginning of Period	47,977	–		34,407		26,849
Shares Outstanding, End of Period	71,112	47,977		30,802		34,407

(1)  Period from February 23, 2007 through July 31, 2007.

(2)  Period from November 1, 2006 to February 23, 2007.

(3)  A reorganization of the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund occurred at the close of business on February 23, 2007. The Investor Shares class of these Funds were not impacted by the reorganization. The information comes from the audited financial statements from the Janus Investment Fund trust. The Capital and Shares were transferred to the corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. See Note 1 in Notes to Financial Statements.

34 Janus Adviser Series January 31, 2008

For the six-month period ended January 31, 2008 (unaudited), the period ended July 31, 2007 and through each fiscal year ended October 31	Janus Institutional Government Money Market Fund			Janus Government Money Market Fund
(all numbers in thousands)	2008	2007(1)		2007(2)		2006
Transactions in Fund Shares – Institutional Shares
Shares sold	6,998,821	2,598,698		1,611,594		6,103,342
Shares transferred	–	606,643	(3)	N/A		N/A
Reinvested dividends and distributions	7,146	5,324		1,865		11,032
Shares repurchased	(6,177,094)	(2,514,243)		(1,542,877	)(3)	(6,095,962)
Net Increase/(Decrease) in Fund Shares	828,873	696,422		70,582		18,412
Shares Outstanding, Beginning of Period	696,422	–		536,062		517,650
Shares Outstanding, End of Period	1,525,295	696,422		606,644		536,062
Transactions in Fund Shares – Investor Shares
Shares sold	N/A	N/A		16,005		73,414
Reinvested dividends and distributions	N/A	N/A		2,042		7,318
Shares repurchased	N/A	N/A		(27,373)		(90,905)
Net Increase/(Decrease) in Capital Share Transactions	N/A	N/A		(9,326)		(10,173)
Shares Outstanding, Beginning of Period	N/A	N/A		176,188		186,361
Shares Outstanding, End of Period	N/A	N/A		166,862		176,188
Transactions in Fund Shares – Premium Shares
Shares sold	–	100		N/A		N/A
Reinvested dividends and distributions	3	2		N/A		N/A
Shares repurchased	–	–		N/A		N/A
Net Increase/(Decrease) in Fund Shares	3	102		N/A		N/A
Shares Outstanding, Beginning of Period	102	–		N/A		N/A
Shares Outstanding, End of Period	105	102		N/A		N/A
Transactions in Fund Shares – Primary Shares
Shares sold	–	100		N/A		N/A
Reinvested dividends and distributions	2	2		N/A		N/A
Shares repurchased	–	–		N/A		N/A
Net Increase/(Decrease) in Fund Shares	2	102		N/A		N/A
Shares Outstanding, Beginning of Period	102	–		N/A		N/A
Shares Outstanding, End of Period	104	102		N/A		N/A
Transactions in Fund Shares – Select Shares
Shares sold	–	100		N/A		N/A
Reinvested dividends and distributions	2	2		N/A		N/A
Shares repurchased	–	–		N/A		N/A
Net Increase/(Decrease) in Fund Shares	2	102		N/A		N/A
Shares Outstanding, Beginning of Period	102	–		N/A		N/A
Shares Outstanding, End of Period	104	102		N/A		N/A
Transactions in Fund Shares – Service Shares
Shares sold	257,269	246,125		164,498		758,324
Shares transferred	–	177,230	(3)	N/A		N/A
Reinvested dividends and distributions	1,742	1,385		739		2,391
Shares repurchased	(203,812)	(270,654)		(153,487	)(3)	(724,319)
Net Increase/(Decrease) in Fund Shares	55,199	154,086		11,750		36,396
Shares Outstanding, Beginning of Period	154,086	–		165,479		129,083
Shares Outstanding, End of Period	209,285	154,086		177,229		165,479

(1)  Period from February 23, 2007 through July 31, 2007.

(2)  Period from November 1, 2006 to February 23, 2007.

(3)  A reorganization of the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund occurred at the close of business on February 23, 2007. The Investor Shares class of these Funds were not impacted by the reorganization. The information comes from the audited financial statements from the Janus Investment Fund trust. The Capital and Shares were transferred to the corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund. See Note 1 in Notes to Financial Statements.

Janus Adviser Series January 31, 2008 35

Notes to Financial Statements (continued)

5. FUND REORGANIZATIONS

Effective February 23, 2007, Janus Institutional Cash Reserves Fund (originally part of the Janus Investment Fund series) was reorganized into Janus Institutional Cash Management Fund – Institutional Shares. The reorganization was considered a non-taxable transaction and was accomplished by a transfer of 2,849,227,433 shares (valued at $2,849,227,433) from Janus Institutional Cash Reserves Fund into Janus Institutional Cash Management Fund – Institutional Shares.

Effective February 23, 2007, the Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund (originally were both part of the Janus Investment Fund series) were reorganized into corresponding classes of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund, respectively. The reorganization was considered a taxable transaction for shareholders of Institutional Shares and Service Shares of the respective Funds. The reorganization was accomplished by a sale of shares of Janus Money Market Fund – Institutional Shares and Service Shares and the purchase of shares of Janus Institutional Money Market Fund – Institutional Shares and Service Shares, respectively, and the sale of shares of Janus Government Money Market Fund – Institutional Shares and Service Shares and the purchase of shares of Janus Institutional Government Money Market Fund – Institutional Shares and Service Shares, respectively, as indicated in the table below.

Transferring Class of the Fund	Reorganized Class of the Fund	Shares Transferred	Value of Shares Transferred
Janus Money Market Fund – Institutional Shares	Janus Institutional Money Market Fund – Institutional Shares	5,687,770,855	$5,687,770,855
Janus Money Market Fund – Service Shares	Janus Institutional Money Market Fund – Service Shares	30,801,191	30,801,191
Janus Government Money Market Fund – Janus Institutional Government Money Market Fund – Institutional Shares	Institutional Shares	606,642,606	606,642,606
Janus Government Money Market Fund – Service Shares	Janus Institutional Government Money Market Fund – Service Shares	177,229,618	177,229,618

6. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice.

36 Janus Adviser Series January 31, 2008

The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Adviser Series January 31, 2008 37

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Adviser Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the five Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2008 through February 1, 2009 (January 1, 2008 through January 1, 2009 for Janus Adviser INTECH Risk-Managed Core Fund, and excluding those Funds whose agreements are already in effect for an initial term through February 1, 2009), subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that,

38 Janus Adviser Series January 31, 2008

taking into account steps taken to address those Funds whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the investment performance of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Funds effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Funds to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Janus Adviser Series January 31, 2008 39

Additional Information (unaudited) (continued)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds declined in the past few years, those Funds benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain share classes of the Funds for services provided. They also considered Janus Capital's past and proposed use of commissions paid by Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Funds and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Fund to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They also concluded that Janus Capital benefits from the receipt of proprietary and third-party research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, was in the best interest of the respective Funds and their shareholders.

40 Janus Adviser Series January 31, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Average annual total returns are quoted for each class of a Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Distributors LLC and reflects a Fund's subsidized expense ratio. Both the total annual fund operating expense ratio and net annual fund operating expenses ratio are based on estimates for the initial fiscal year. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (commercial paper, demand notes, U.S. Government notes, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. Investments held by the Funds with maturities over 60 days are valued at market value. Short-term investments maturing within 60 days are valued using the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities.

The first section in this statement, entitled "Investment Income," reports the interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, and professional fees and non-interested Trustees' fees and expenses. Expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

Janus Adviser Series January 31, 2008 41

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value ("NAV") for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size and expense ratios.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises interest income earned on securities held by the Funds. Following is the total of gains/(losses). Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

42 Janus Adviser Series January 31, 2008

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Janus Adviser Series January 31, 2008 43

Notes

44 Janus Adviser Series January 31, 2008

Notes

Janus Adviser Series January 31, 2008 45

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Funds distributed by Janus Distributors LLC (3/08)

C-0308-023  108-24-300 03-08

2008 Semiannual Report

Janus Adviser Series

International & Global

Janus Adviser Worldwide Fund

Janus Adviser International Equity Fund

Janus Adviser International Growth Fund

Janus Adviser Global Research Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics
    and holdings

Janus Adviser Series

Useful Information About Your Fund Report	1

Management Commentaries and Schedules of Investments

International & Global

Worldwide Fund	2

International Equity Fund	11

International Growth Fund	19

Global Research Fund	29

Statements of Assets and Liabilities	38

Statements of Operations	39

Statements of Changes in Net Assets	40

Financial Highlights	41

Notes to Schedules of Investments	51

Notes to Financial Statements	52

Additional Information	67

Explanations of Charts, Tables and Financial Statements	71

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was January 31, 2008. As the investing environment changes, so could the managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from August 1, 2007 to January 31, 2008 for Janus Adviser Worldwide Fund, Janus Adviser International Equity Fund and Janus Adviser International Growth Fund and the period November 28, 2007 to January 31, 2008 for Janus Adviser Global Research Fund.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Fund's total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least December 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees (where applicable). Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series January 31, 2008 1

Janus Adviser Worldwide Fund (unaudited)

Fund Snapshot

Offering true geographic diversification in a single fund, this fund seeks to provide investors with exposure to some of the best companies global markets have to offer while typically maintaining a domestic component.

Jason Yee

portfolio manager

Janus Adviser Worldwide Fund's Class S Shares returned (5.28)% over the six-month period ended January 31, 2008. The Fund outpaced its benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM, which returned (5.66)% during the period.

Positive Contributors

Sectors that contributed the most to performance included materials and health care. Stock selection within Japan, India and Canada provided a boost to relative returns during the period.

In the materials sector, the Fund's top contributor was Canadian fertilizer company Potash Corporation of Saskatchewan, which rose more than 74% amid tight potash supply conditions and strong demand for this key ingredient used in fertilizer. I do not think the market has properly forecasted the strong pricing environment for potash and the potential earnings benefit to the company.

Turning to financials, Berkshire Hathaway was a top contributor to relative returns as the company avoided much of the subprime carnage that impacted many banks, brokerages and insurance companies during the second half of the year.

Detractors from Performance

Information technology and consumer discretionary were the two largest detractors to relative performance during the period.

Looking at individual holdings, Dell and Yahoo! were among the information technology names that weighed on results. Dell fell over 28% during the period following a lower-than-expected earnings report and was the top detractor from performance. I continued to hold a position in this computer hardware manufacturer because I think Dell represents an opportunity to own a quality franchise, with a good return structure and improving performance. Worries over increased competition within the Internet display and search space, as well as concerns about execution, weighed on shares of Yahoo! during the period. Even with the risk of greater competition, I believe the market has not fully discounted Yahoo!'s growth potential. I continued to like the name given its position as the largest display business on the Internet.

Within consumer discretionary, British Sky Broadcasting detracted during the period following a weaker-than-expected earnings report. The U.K.-based pay-television broadcaster's new broadband and telephone business showed higher costs and lower subscriber growth than most were expecting. I believe that the company's core cable business represents a highly cash-generative, non-cyclical business with good revenue growth and expanding margins and therefore added to the position.

Investment Perspective

"May you live in interesting times..." is a phrase I have often heard used in the popular press attributed to an ancient Chinese curse or proverb. This may perhaps be due to a Robert Kennedy speech in South Africa in 1966 where he references as such...and the rest is history, so to speak. Unfortunately, Chinese scholars are unable to find any reference to such a proverb. Perhaps this should at the very least suggest that many Americans have more to learn about China, despite the fact that ironically China is one of the biggest forces behind these interesting times today.

China's stardom on the global stage, particularly in the Western media, vacillates wildly between fame and notoriety. Each day, the newspaper reminds us of its miraculous economic growth, along with its gravity-defying stock markets and fountain of wealth creation. But turn the page, and we will subsequently read about tainted toys and pet food, unfair currency manipulation, and assorted other sordid tales about the costs of the Chinese economic miracle. China is a vast, populous and diverse country with thousands of years of history, culture, and experience in its collective memory. So it is probably not surprising that China defies easy summation in a headline or short news article, much less a few paragraphs in this semiannual shareholder letter. I am going to focus on a single element of the China-U.S. economic relationship and after a brief explanation of the major issues at hand, I hope to use this example to illustrate how we approach risk and uncertainty in a portfolio context.

Today's "interesting times" are largely supported by a financial conveyor belt many observers have dubbed "Bretton Woods II." This is in reference to a quaint time in history beginning in 1944 when the U.S. dollar and other currencies had a fixed exchange rate with an ounce of gold, which was

2 Janus Adviser Series January 31, 2008

(unaudited)

subsequently renounced during the Nixon presidency. Financial commentators have written extensively on this subject under many names and guises, which might be cynically oversimplified as "the United States buys containers full of cheap goods from China/Asia that they don't need and can't afford, while China/Asia extends vendor financing to its most profligate customer to stash away over a trillion dollars in U.S. government bonds while building even more factories." Warren Buffett explained this phenomenon of trade and current account deficits in his 2004 Berkshire Hathaway Chairman's letter, so I will not try to improve upon it or other such descriptions. Suffice it to say, as the U.S. continues to bequest its assets and become increasingly indebted to foreign nations through overspending, the long-term consequences may continue to have significant implications for investors, particularly for those of us here in America that denominate our wealth primarily in U.S. dollars.

I am describing all of this not because I simply wish to display my basic grasp of macroeconomics, nor because I know the resultant outcome, nor because I wish to moralize the fact that it is impossible for America to borrow itself into prosperity. All that history can assuredly say about the future is that it is certainly uncertain, often very surprising, and suffers no fools who make forecasts and predictions confidently. Much as I emphasized in last year's annual letter and mentioned earlier, this is all for the sake of communicating how we address risk in the Fund.

Given there are an infinite number of outcomes and possibilities in describing how this relationship evolves, what framework can we use to help us understand the Fund risks and exposures against the eventual "unwinding" of Bretton Woods II, or inversely, the risks involved in its unlikely continuation over the medium term? In explicitly quantifying this risk: at best, I can say the potential impacts are difficult to measure and that it is nearly impossible to predict its ultimate severity. Off-the-shelf-risk management software, a common tool in the investment industry, will likely be very insufficient. Proprietary software may or may not be better, but may still lead to poor outcomes due to overconfidence in the models or poor inputs. But in qualitatively exploring this risk in particular, we can try to parse this risk into certain common sense groupings that help us estimate what sort of margin of error needs to exist:

(1) As a global investor, I am acutely aware of, and attempt to be quite diversified against, risks pertaining to changes to the currency regime. The Fund aims to perform reasonably in many different environments, the most obvious today being significant revaluations of the U.S. dollar. My point would be that I believe the Fund is positioned to withstand the consensus gradual decline in the U.S. dollar, while still offering sufficient protection against surprising shocks related to either a disorderly devaluation scenario or even a decidedly non-consensus appreciation scenario.

(2) It seems reasonable to presume from history that there will be significant "second order" downside effects from this unwinding, in terms of risk appetite, liquidity, and quality preferences in the financial markets...just as there has been on the upside. In my own narrow observation, these second order effects, while somewhat appreciated and discussed, are not easily captured within traditional risk models, particularly with respect to price, correlation, or volatility histories. I again reach to quote Warren Buffett from his most recent annual letter which more eloquently re-emphasizes this point, about which I also opined about a year ago: "Certain perils that lurk in investment strategies cannot be spotted by use of the models commonly employed today by financial institutions." Common sense is again perhaps the best, and only available, tactic for capital preservation in many instances.

(3) As in many cases in life, abstinence and avoidance are the "perfect" solutions but inevitably come burdened with some significant costs and consequences in their own right. So perhaps it is more realistic, at least in portfolio management, to be reasonable in my goals of risk prudence and chastity by limiting exposure to only the best and advantageous risk/reward situations. A potential cost of this strategy is always lagging short-term returns, as this discipline often means avoiding the momentum, hysteria, and irrational exuberance that characterizes the later stages of a financial bubble. Many investors believe that they will be able to recognize and exit the madness before the proverbial punchbowl is taken away. The technology boom and bust of the late 1990s is an example of many overstaying their welcome. I cannot firmly say whether Bretton Woods II and its resultant consequences are representative of any such madness (it may or may not be), but what I can say is that the Fund strives to endure outcomes outside the normal probability distributions in both the positive and negative direction.

In summary, there are always many intrinsic and extrinsic risks contained in every investment portfolio. I have explored just

Janus Adviser Series January 31, 2008 3

Janus Adviser Worldwide Fund (unaudited)

one of them in this letter, albeit one that is au courant in the headlines today, but which may be surprisingly underestimated in severity by the financial markets. With any luck, this example of Bretton Woods II has provided a small degree of insight on the process by which risks are evaluated and analyzed within the Fund. While I cannot ever promise that the Fund will emerge unscathed from this or any other risk, what I can do is try to remain thoughtful, balanced, rational and cognizant of each risk taken. Buffett has even mentioned as much by saying: "Temperament is also important. Independent thinking, emotional stability, and a keen sense of both human and institutional behavior are vital to long-term investment success." There are no simple, formulaic recipes for successful risk management. Many of the truly devastating and catastrophic risks are by nature impossible to see except after the fact, when they are suddenly obvious to everyone. So it is best to think deeply and broadly about the issues, search for any clues that might help improve the process, recognize limitations when confronted with complex and unknowable scenarios, and acknowledge that the future is inherently uncertain.

I think it is always prudent to keep a vigilant watch on overall risk levels in the Fund to mitigate potential capital loss. I have spoken at length in this letter to that point, but would remind you that the primary investment and risk management process involves thorough fundamental research, searching for high-quality businesses around the world available at attractive purchase prices. This has historically been a time-honored means for successful outcomes in the investment industry, and I hope to continue to execute better on this goal each and every day.

Thank you for your continued support of Janus Adviser Worldwide Fund.

Janus Adviser Worldwide Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1.32%
Berkshire Hathaway, Inc. - Class B	0.68%
Nokia Oyj	0.57%
Syngenta A.G.	0.50%
Medco Health Solutions, Inc.	0.47%

5 Largest Detractors from Performance – Holdings

Contribution
Dell, Inc.	(1.79)%
British Sky Broadcasting Group PLC	(1.11)%
Sprint Nextel Corp.	(0.80)%
Yahoo!, Inc.	(0.69)%
Lennar Corp. - Class A	(0.56)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World IndexSM Weighting
Materials	1.34%	5.39%	7.00%
Health Care	0.55%	8.94%	8.75%
Consumer Staples	0.24%	2.58%	8.56%
Energy	0.00%	0.00%	10.26%
Utilities	0.00%	0.00%	4.48%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World IndexSM Weighting
Information Technology	(4.47)%	25.04%	11.01%
Consumer Discretionary	(1.93)%	30.46%	10.28%
Telecommunication Services	(0.54)%	3.00%	4.85%
Industrials	(0.48)%	4.49%	11.36%
Financials	(0.25)%	20.10%	23.45%

4 Janus Adviser Series January 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2008

British Sky Broadcasting Group PLC Television	5.5%
Dell, Inc. Computers	4.9%
Yahoo!, Inc. Web Portals/Internet Service Providers	3.7%
Berkshire Hathaway, Inc. - Class B Reinsurance	3.6%
eBay, Inc. E-Commerce/Services	3.5%
21.2%

Asset Allocation – (% of Net Assets)

As of January 31, 2008

*Emerging markets comprised 2.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2008	As of July 31, 2007

Janus Adviser Series January 31, 2008 5

Janus Adviser Worldwide Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2008									Expense Ratios – for the fiscal year ended July 31, 2007
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Worldwide Fund - Class A Shares									1.06%	0.92	%(a)
NAV	(5.13)%	1.83%		11.71%		5.27%		10.25%
MOP	(10.61)%	(4.03)%		10.56%		4.73%		10.09%
Janus Adviser Worldwide Fund - Class C Shares									1.83%	1.69	%(a)
NAV	(5.50)%	1.17%		11.12%		4.59%		9.66%
CDSC	(6.44)%	0.15%
Janus Adviser Worldwide Fund - Class I Shares	(5.00)%	2.21%		11.71%		5.27%		10.25%	0.80%	0.66	%(b)
Janus Adviser Worldwide Fund - Class R Shares	(5.39)%	1.44%		11.48%		5.00%		10.12%	1.54%	1.43	%(c)
Janus Adviser Worldwide Fund - Class S Shares	(5.28)%	1.69%		11.71%		5.27%		10.25%	1.28%	1.20	%(c)
Morgan Stanley Capital International World IndexSM	(5.66)%	(0.47)%		15.83%		5.86%		8.05%
Lipper Quartile - Class S Shares	–	2	nd	4	th	3	rd	N/A**
Lipper Ranking - Class S Shares based on total returns for Global Funds	–	171/433		254/269		83/118		N/A**

  Visit janus.com/info to view up-to-date performance
  and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower. Effective for shares purchased on or after February 15, 2008, the period during which a redemption fee may apply will change from 3 months or less to 90 days or less.

(a) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses

6 Janus Adviser Series January 31, 2008

(unaudited)

including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

For the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital contractually agreed to waive its right to receive a portion of the Fund's base management fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Fund for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than the performance of the Fund's benchmark index for that period.

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risk, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Worldwide Growth Portfolio of Janus Aspen Series (the "Predecessor Fund") into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

May 1, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

See "Explanation of Charts, Tables and Financial Statements."

*The predecessor Fund's inception date - September 13, 1993

**The Lipper ranking for the Fund's Class S Shares is not available.

Janus Adviser Series January 31, 2008 7

Janus Adviser Worldwide Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$948.70	$4.41
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.57
Expense Example - Class C Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$945.00	$8.02
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.31
Expense Example - Class I Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$950.00	$3.19
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	$3.30
Expense Example - Class R Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$946.10	$6.85
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.10
Expense Example - Class S Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$947.20	$5.63
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.84

*Expenses are equal to the annualized expense ratio of 0.90% for Class A Shares, 1.64% for Class C Shares, 0.65% for Class I Shares, 1.40% for Class R Shares and 1.15% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

8 Janus Adviser Series January 31, 2008

Janus Adviser Worldwide Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Common Stock - 99.3%
Agricultural Chemicals - 3.2%
17,920	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	$2,524,570
9,137	Syngenta A.G.	2,410,554
		4,935,124
Apparel Manufacturers - 2.6%
306,800	Esprit Holdings, Ltd.	3,990,045
Applications Software - 1.3%
570,005	Misys PLC	1,972,022
Audio and Video Products - 1.2%
37,300	Sony Corp.	1,783,711
Automotive - Cars and Light Trucks - 0.0%
2	Nissan Motor Company, Ltd.	19
Broadcast Services and Programming - 1.4%
52,575	Liberty Global, Inc. - Class A*	2,124,556
Building - Residential and Commercial - 8.4%
110,660	Centex Corp.	3,074,134
113,370	Lennar Corp. - Class A#	2,335,422
187,375	Pulte Homes, Inc.	3,061,708
136,565	Ryland Group, Inc.#	4,603,605
		13,074,869
Building and Construction Products - Miscellaneous - 1.1%
47,660	USG Corp.*,#	1,744,356
Casino Hotels - 1.0%
134,269	Crown, Ltd.*	1,402,758
160,000	Galaxy Entertainment Group, Ltd.*	121,130
		1,523,888
Cellular Telecommunications - 1.2%
530,930	Vodafone Group PLC	1,863,101
Chemicals - Diversified - 1.3%
37,700	Shin-Etsu Chemical Company, Ltd.	1,985,884
Computers - 4.9%
374,915	Dell, Inc.*	7,513,297
Distribution/Wholesale - 1.1%
423,800	Li & Fung, Ltd.	1,629,975
Diversified Operations - 1.3%
51,350	Tyco International, Ltd.	2,021,136
E-Commerce/Products - 1.1%
21,195	Amazon.com, Inc.*	1,646,852
E-Commerce/Services - 5.6%
203,035	eBay, Inc.*	5,459,611
59,140	Expedia, Inc.*,#	1,361,403
67,335	IAC/InterActiveCorp*	1,746,670
		8,567,684
Electronic Components - Miscellaneous - 3.7%
100,677	Koninklijke (Royal) Philips Electronics N.V.	3,949,091
51,350	Tyco Electronics, Ltd.	1,736,144
		5,685,235
Electronic Components - Semiconductors - 2.7%
437,870	ARM Holdings PLC	1,024,359
2,070	Samsung Electronics Company, Ltd.	1,327,546
58,935	Texas Instruments, Inc.	1,822,859
		4,174,764

Shares or Principal Amount		Value
Energy - Alternate Sources - 0.3%
9,210	Suntech Power Holdings Company, Ltd. (ADR)*,#	$504,063
Finance - Investment Bankers/Brokers - 5.6%
44,280	Citigroup, Inc.	1,249,582
103,968	JP Morgan Chase & Co.	4,943,677
60,754	UBS A.G.	2,514,876
		8,708,135
Finance - Mortgage Loan Banker - 1.7%
14,435	Fannie Mae	488,769
30,238	Housing Development Finance Corporation, Ltd.	2,198,183
		2,686,952
Insurance Brokers - 3.4%
150,070	Willis Group Holdings, Ltd.	5,288,467
Investment Companies - 0.1%
12,001	RHJ International*	145,882
Medical - Biomedical and Genetic - 1.0%
32,865	Amgen, Inc.*	1,531,180
Medical - Drugs - 1.6%
23,125	Merck & Company, Inc.	1,070,225
8,081	Roche Holding A.G.	1,464,513
		2,534,738
Medical - HMO - 2.4%
16,940	Aetna, Inc.	902,224
13,465	Coventry Health Care, Inc.*	761,850
40,930	UnitedHealth Group, Inc.	2,080,881
		3,744,955
Medical Products - 1.5%
51,350	Covidien, Ltd.	2,291,751
Multimedia - 0.4%
134,269	Consolidated Media Holdings, Ltd.	542,678
Networking Products - 1.5%
96,975	Cisco Systems, Inc.*	2,375,888
Pharmacy Services - 1.4%
43,960	Medco Health Solutions, Inc.*	2,201,517
Property and Casualty Insurance - 5.1%
78,925	First American Corp.	3,437,184
117,700	Millea Holdings, Inc.	4,494,332
		7,931,516
Real Estate Management/Services - 2.1%
21,300	Daito Trust Construction Company, Ltd.	1,146,303
81,000	Mitsubishi Estate Company, Ltd.	2,154,525
		3,300,828
Real Estate Operating/Development - 1.0%
377,000	CapitaLand, Ltd.	1,585,867
Reinsurance - 3.6%
1,212	Berkshire Hathaway, Inc. - Class B*	5,514,600
Retail - Apparel and Shoe - 1.2%
36,754	Industria de Diseno Textil S.A.	1,844,762
Retail - Consumer Electronics - 1.9%
27,970	Yamada Denki Company, Ltd.	2,988,127
Retail - Drug Store - 1.6%
62,435	CVS/Caremark Corp.	2,439,335

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 9

Janus Adviser Worldwide Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Retail - Major Department Stores - 1.1%
15,450	Sears Holdings Corp.*,#	$1,707,071
Schools - 0.8%
15,020	Apollo Group, Inc. - Class A*	1,197,695
Semiconductor Components/Integrated Circuits - 1.3%
162,515	Marvell Technology Group, Ltd.*	1,929,053
Semiconductor Equipment - 0.5%
30,320	ASML Holding N.V.*	807,803
Telecommunication Equipment - Fiber Optics - 0.6%
39,030	Corning, Inc.	939,452
Telephone - Integrated - 1.0%
144,510	Sprint Nextel Corp.	1,521,690
Television - 5.5%
772,795	British Sky Broadcasting Group PLC	8,448,010
Transportation - Services - 1.1%
23,035	United Parcel Service, Inc. - Class B	1,685,241
Web Portals/Internet Service Providers - 3.7%
294,525	Yahoo!, Inc.*	5,648,990
Wireless Equipment - 3.2%
89,360	Nokia Oyj	3,286,011
712,310	Telefonaktiebolaget L.M. Ericsson - Class B	1,614,678
		4,900,689
Total Common Stock (cost $140,612,172)		153,183,453
Money Markets - 1.6%
931,000	Janus Institutional Cash Management Fund - Institutional Shares, 3.95%	931,000
1,479,000	Janus Institutional Money Market Fund - Institutional Shares, 3.81%	1,479,000
Total Money Markets (cost $2,410,000)		2,410,000
Other Securities - 5.2%
3,486,301	Allianz Dresdner Daily Asset Fund†	3,486,301
4,590,650	Time Deposits†	4,590,650
Total Other Securities (cost $8,076,951)		8,076,951
Total Investments (total cost $151,099,123) – 106.1%		163,670,404
Liabilities, net of Cash, Receivables and Other Assets – (6.1)%		(9,366,380)
Net Assets – 100%		$154,304,024

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$1,945,436	1.2%
Belgium	145,882	0.1%
Bermuda	14,858,676	9.1%
Canada	2,524,570	1.5%
Cayman Islands	504,063	0.3%
Finland	3,286,011	2.0%
Hong Kong	121,130	0.1%
India	2,198,183	1.4%
Japan	14,552,901	8.9%
Netherlands	4,756,894	2.9%
Singapore	1,585,867	1.0%
South Korea	1,327,546	0.8%
Spain	1,844,762	1.1%
Sweden	1,614,678	1.0%
Switzerland	6,389,943	3.9%
United Kingdom	13,307,492	8.1%
United States††	92,706,370	56.6%
Total	$163,670,404	100.0%

††Includes Short-Term Securities and Other Securities (50.2% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
10 Janus Adviser Series January 31, 2008

Janus Adviser International Equity Fund (unaudited)

Fund Snapshot

A valuation discipline underpins our research-driven, high conviction investment approach to international equity markets.

Julian Pick

co-portfolio manager

Laurent Saltiel

co-portfolio manager

Janus Adviser International Equity Fund's Class S Shares returned 6.13% over the six-month period ended January 31, 2008, outperforming its benchmark, the Morgan Stanley Capital International EAFE® Index, which returned (7.52)% during the period.

Market Overview

Equity markets worldwide began and ended the six-month period on a volatile note. Concerns remained that credit market troubles and slowing U.S. economic growth will dampen global economic expansion. Emerging markets were among the best performers. A sharp pullback in January pushed China into the red for the period, but stocks in India and Brazil managed to hold onto modest gains. The U.S. Federal Reserve's unprecedented inter-meeting 75 basis point rate cut in late January and its subsequent 50 basis point rate reduction at its regularly scheduled meeting were attempts to revive the U.S. economy. Returns among developed markets in Europe, the U.S. and Japan lagged those of many emerging markets. Stocks in the U.S. outperformed those of developed non-U.S. markets in local currency terms, but strong foreign currencies boosted U.S. dollar-based returns.

Fertilizer Companies Were Leading Advancers

Potash Corporation of Saskatchewan and K&S were the top two contributors to the Fund for the period. Their recent strength has been tied to potash prices, which continued rising during the fourth quarter of 2007 amid tight supply conditions and strong demand for fertilizer. Both companies are big producers of potash with, Potash Corporation being the world's largest manufacturer of this key ingredient used in fertilizer. We believe the market is not properly discounting the impact a strong pricing environment could have on both companies' revenues and earnings.

Telecommunications and Consumer Discretionary Holdings Were Poorest Performers

The leading detractor during the period was Swedish telecommunications company, L.M. Ericsson. Ericsson, a bellwether technology stock, lost more than 41% during the period following a disappointing earnings and revenues forecast, which it blamed on weaker-than-expected demand for wireless telecommunication infrastructure products. We still believe that, over the long term, the company will likely benefit from the expected increase in wireless traffic and the corresponding need to spend on infrastructure. Therefore, we added to the position.

FU JI Food Catering Services was the second largest detractor from performance. The company, which operates food service concessions in China, was hit by fears that rising food prices and an increase in capital spending would impact their margins. Long-term, we believe the company has the ability to offset some of this margin pressure by changing ingredients, such as offering more seafood and less pork and we think that its capital investments will continue to drive highly profitable growth, which will benefit shareholders of the stock.

Outlook

We will continue to emphasize bottom-up company analysis as our primary tool to add value for shareholders. We are somewhat cautious on the financial sector and consumer activity in the U.S. and the U.K. Nevertheless, volatile markets can present opportunities for stock pickers.

Thank you for your investment in Janus Adviser International Equity Fund.

Janus Adviser Series January 31, 2008 11

Janus Adviser International Equity Fund (unaudited)

Janus Adviser International Equity Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Potash Corporation of Saskatchewan, Inc.	1.94%
K+S A.G.	1.25%
Wellstream Holdings PLC	1.18%
Syngenta A.G.	1.10%
LG Household & Health Care, Ltd.	1.05%

5 Largest Detractors from Performance – Holdings

Contribution
Telefonaktiebolaget L.M. Ericsson - Class B	(0.72)%
FU JI Food & Catering Services	(0.61)%
Inditex	(0.59)%
Arcandor A.G.	(0.51)%
Erste Bank der Oesterreichischen Sparkassen A.G.	(0.42)%

4 Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Materials	5.09%	10.47%	9.76%
Consumer Staples	2.44%	16.27%	8.32%
Energy	1.05%	2.43%	7.58%
Telecommunication Services	0.00%	0.00%	6.02%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Information Technology	(1.28)%	11.23%	5.64%
Financials	(1.15)%	20.68%	27.43%
Consumer Discretionary	(0.95)%	19.72%	11.19%
Health Care	(0.33)%	6.45%	6.45%
Industrials	(0.22)%	11.38%	12.01%

12 Janus Adviser Series January 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2008

Potash Corporation of Saskatchewan, Inc. Agriculture Chemicals	3.9%
InBev N.V. Brewery	3.2%
Espirit Holdings, Ltd. Apparel Manufacturers	3.0%
Li & Fung, Ltd. Distribution/Wholesale	3.0%
Syngenta A.G. Agricultural Chemicals	2.9%
16.0%

Asset Allocation – (% of Net Assets)

As of January 31, 2008

Emerging markets comprised 8.0% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2008	As of July 31, 2007

Janus Adviser Series January 31, 2008 13

Janus Adviser International Equity Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2008						Expense Ratios – for the fiscal year ended July 31, 2007
	Fiscal Year-to-Date	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser International Equity Fund - Class A Shares						9.78%	1.51	%(a)
NAV	6.82%	12.67%		17.80%
MOP	0.69%	6.16%		12.02%
Janus Adviser International Equity Fund - Class C Shares						11.50%	2.26	%(a)
NAV	5.82%	11.24%		16.43%
CDSC	4.77%	10.13%
Janus Adviser International Equity Fund - Class I Shares	6.36%	12.48%		17.72%		2.41%	1.27	%(b)
Janus Adviser International Equity Fund - Class R Shares	5.99%	11.61%		16.76%		11.44%	2.01	%(c)
Janus Adviser International Equity Fund - Class S Shares	6.13%	11.85%		17.07%		11.02%	1.76	%(c)
Morgan Stanley Capital International EAFE® Index	(7.52)%	0.22%		5.24%
Lipper Quartile - Class S Shares	-	1	st	1	st
Lipper Ranking - Class S Shares based on total returns for International Funds	-	43/1,091		37/1,046

  Visit janus.com/info to view up-to-date performance
  and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower. Effective for shares purchased on or after February 15, 2008, the period during which a redemption fee may apply will change from 3 months or less to 90 days or less.

(a) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

14 Janus Adviser Series January 31, 2008

(unaudited)

(b) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risk, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

Due to certain investment strategies, the Fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country

The Fund commenced operations on November 28, 2006. The performance shown for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares reflects the performance of the Fund's respective class from November 28, 2006 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

Ranking is for the share class shown only; other classes may have different performance characteristics.

The Fund's portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

November 30, 2006 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date - November 28, 2006

Janus Adviser Series January 31, 2008 15

Janus Adviser International Equity Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,068.20	$7.75
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.56
Expense Example - Class C Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,058.20	$11.69
Hypothetical (5% return before expenses)	$1,000.00	$1,013.37	$11.44
Expense Example - Class I Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,063.60	$6.54
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.39
Expense Example - Class R Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,059.90	$10.41
Hypothetical (5% return before expenses)	$1,000.00	$1,015.03	$10.18
Expense Example - Class S Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,061.30	$9.12
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	$8.92

*Expenses are equal to the annualized expense ratio of 1.49% for Class A Shares, 2.26% for Class C Shares, 1.26% for Class I Shares, 2.01% for Class R Shares and 1.76% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

16 Janus Adviser Series January 31, 2008

Janus Adviser International Equity Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Common Stock - 88.9%
Aerospace and Defense - 1.2%
75,335	BAE Systems PLC	$701,765
Agricultural Chemicals - 6.8%
16,450	Potash Corporation of Saskatchewan, Inc.	2,324,271
6,477	Syngenta A.G.	1,708,784
		4,033,055
Agricultural Operations - 2.9%
10,370	Bunge, Ltd.	1,228,534
511,375	Chaoda Modern Agriculture Holdings, Ltd.	506,185
		1,734,719
Apparel Manufacturers - 4.0%
63,718	Burberry Group PLC	554,660
139,400	Esprit Holdings, Ltd.	1,812,947
		2,367,607
Beverages - Wine and Spirits - 0.9%
80,550	C&C Group PLC	537,788
Brewery - 3.2%
23,485	InBev N.V.	1,933,912
Building Products - Air and Heating - 2.1%
27,900	Daikin Industries, Ltd.	1,254,366
Casino Hotels - 0.7%
39,315	Crown, Ltd.*	410,738
Chemicals - Diversified - 2.6%
6,101	K+S A.G.	1,557,078
Commercial Banks - 7.5%
36,845	Anglo Irish Bank Corporation PLC	519,141
20,480	Banco Popolare S.P.A.*	409,326
9,580	Erste Bank der Oesterreichischen Sparkassen A.G.	520,964
93,000	Fukuoka Financial Group, Inc.	565,100
14,593	Julius Baer Holding, Ltd.	1,019,561
26,988	Standard Chartered PLC	897,429
72,480	UniCredito Italiano S.P.A.	532,008
		4,463,529
Commercial Services - 1.3%
94,900	Park24 Company, Ltd.#	790,352
Computers - Peripheral Equipment - 1.7%
32,875	Logitech International S.A.*	1,002,695
Consulting Services - 1.5%
18,737	Bereau Veritas S.A.*	917,632
Cosmetics and Toiletries - 0.8%
2,554	LG Household & Health Care, Ltd.	458,343
Distribution/Wholesale - 3.0%
468,000	Li & Fung, Ltd.	1,799,973
Diversified Minerals - 1.4%
27,655	Companhia Vale do Rio Doce (ADR)	829,097
Electric - Distribution - 1.0%
58,935	Equatorial Energia S.A.	578,287
Electric Products - Miscellaneous - 1.2%
41,000	Sharp Corp.	707,876
Electronic Components - Semiconductors - 1.8%
185,985	ARM Holdings PLC	435,096
1,035	Samsung Electronics Company, Ltd.	663,773
		1,098,869

Shares or Principal Amount		Value
Electronic Measuring Instruments - 1.4%
3,900	Keyence Corp.	$831,179
Engineering - Research and Development Services - 1.6%
37,175	ABB, Ltd.	930,391
Extended Service Contracts - 1.7%
31,276	Homeserve PLC	1,038,290
Finance - Investment Bankers/Brokers - 2.0%
54,000	Nomura Holdings, Inc.	791,861
10,419	UBS A.G.	431,288
		1,223,149
Finance - Other Services - 1.8%
17,400	Bovespa Holding S.A.	254,369
116,245	IG Group Holdings PLC	841,316
		1,095,685
Food - Diversified - 2.8%
401,000	FU JI Food & Catering Services#	691,682
2,140	Nestle S.A.	956,701
		1,648,383
Food - Retail - 1.9%
138,405	Tesco PLC	1,154,611
Gambling - Non-Hotel - 1.5%
26,365	OPAP S.A.	921,865
Internet Content - Entertainment - 1.0%
18,529	Meetic*	593,027
Investment Companies - 0.8%
172,609	Macquarie Infrastructure Group	475,844
Medical - Drugs - 3.3%
10,375	Novartis A.G.	525,167
7,995	Roche Holding A.G.	1,448,927
		1,974,094
Medical Products - 1.3%
3,130	Nobel Biocare Holding A.G.	775,115
Metal - Diversified - 1.2%
6,890	Rio Tinto PLC	687,588
Oil Field Machinery and Equipment - 1.4%
36,288	Wellstream Holdings PLC*	840,365
Real Estate Management/Services - 4.4%
23,100	AEON Mall Company, Ltd.	591,849
18,200	Daito Trust Construction Company, Ltd.	979,470
40,000	Mitsubishi Estate Company, Ltd.	1,063,964
		2,635,283
Real Estate Operating/Development - 5.6%
202,000	CapitaLand, Ltd.	849,722
311,000	Hang Lung Properties, Ltd.	1,243,606
67,471	LPS Brasil - Consultoria de Imoveis S.A.	1,264,601
		3,357,929
Retail - Apparel and Shoe - 3.2%
10,235	Hennes & Mauritz A.B. - Class B	554,782
26,688	Industria de Diseno Textil S.A.	1,339,528
		1,894,310
Retail - Consumer Electronics - 1.8%
9,900	Yamada Denki Company, Ltd.	1,057,650
Soap and Cleaning Preparations - 1.8%
20,849	Reckitt Benckiser PLC	1,091,233

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 17

Janus Adviser International Equity Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Sugar - 0.7%
29,342	Cosan Limited (ADR)*	$422,525
Telecommunication Equipment - 1.1%
285,800	Telefonaktiebolaget L.M. Ericsson - Class B	647,857
Telecommunication Services - 1.0%
18,795	Amdocs, Ltd. (U.S. Shares)*	621,927
Total Common Stock (cost $52,156,182)		53,095,981
Preferred Stock - 0.5%
Electronic Components - Semiconductors - 0.5%
669	Samsung Electronics Company, Ltd. (cost $329,926)	309,170
Money Markets - 6.6%
3,185,626	Janus Institutional Cash Management Fund - Institutional Shares, 3.95%	3,185,626
731,100	Janus Institutional Money Market Fund - Institutional Shares, 3.81%	731,100
Total Money Markets (cost $3,916,726)		3,916,726
Other Securities - 1.1%
655,998	Time Deposits† (cost $655,998)	655,998
Total Investments (total cost $57,058,832) – 97.1%		57,977,875
Cash, Receivables and Other Assets, net of Liabilities – 2.9%		1,766,466
Net Assets – 100%		$59,744,341

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$886,583	1.5%
Austria	520,964	0.9%
Belgium	1,933,911	3.3%
Bermuda	4,841,454	8.3%
Brazil	3,348,879	5.8%
Canada	2,324,271	4.0%
Cayman Islands	1,197,867	2.1%
France	1,510,659	2.6%
Germany	1,557,078	2.7%
Greece	921,865	1.6%
Hong Kong	1,243,606	2.1%
Ireland	1,056,930	1.8%
Italy	941,334	1.6%
Japan	8,633,664	14.9%
Singapore	849,722	1.5%
South Korea	1,431,285	2.5%
Spain	1,339,528	2.3%
Sweden	1,202,639	2.1%
Switzerland	8,798,631	15.2%
United Kingdom	8,864,281	15.3%
United States ††	4,572,724	7.9%
Total	$57,977,875	100.0%

††Includes Short-Term Securities and Other Securities (0% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
18 Janus Adviser Series January 31, 2008

Janus Adviser International Growth Fund (unaudited)

Fund Snapshot

This growth portfolio invests primarily in companies located outside the U.S. Stocks are selected on their fundamental merits, rather than by geography, economic climate or industry sector.

Brent Lynn

portfolio manager

Performance Overview

During the six-month period ended January 31, 2008, Janus Adviser International Growth Fund's Class S Shares returned 4.66%. The Fund's primary benchmark, the Morgan Stanley Capital International (MSCI) EAFE® Index, returned (7.52)%, and its secondary benchmark, the MSCI All Country World ex-U.S. IndexSM, returned (5.86)% for the same period. While I am pleased with the short-term performance of the Fund, I continue to focus on long-term investing and performance. With that in mind, I remain confident in our research process and optimistic about the longer-term prospects for the companies in the Fund.

Holdings in Brazil, India, Hong Kong, the U.S. and Canada significantly contributed to the Fund's performance during the period. On a sector basis, our investments in materials, energy and consumer staples companies were positive contributors to performance.

Another factor affecting the Fund's absolute performance was currency. During the six-month period, currency had a positive impact of 3.43% as the Fund was unhedged and the dollar depreciated in value versus most key global currencies. However, currency negatively affected the Fund relative to the MSCI EAFE® Index. The Fund was overweight in countries such as Canada, Brazil and India, whose currencies strengthened versus the dollar during the period. However, this positive effect was more than offset by the Fund's significant underweight position in Continental Europe and Japan. The European currencies and Japanese yen strengthened significantly versus the U.S. dollar during the period. Additionally, our emerging market exposure remained at the high end of historical trends in the six-month period. I cut or sold some of our emerging market holdings as their share prices reached our valuation targets. At the same time, I increased our positions in some underperforming emerging market stocks which I believed had very strong business franchises and attractive valuations, such as Korean technology company Samsung Electronics and Taiwanese semiconductor foundry Taiwan Semiconductor Manufacturing Company (TSMC).

Although the near-term outlook is murky and recent volatility unsettling, I believe that sometimes volatility can give us the opportunity to buy great growth companies at attractive prices. As the market sold off in August, we reviewed the Fund stock by stock. In cases where our highest conviction stocks had fallen sharply and valuations looked particularly compelling, I added to some of our existing positions. To help fund these purchases, I sold some positions that had performed relatively well during the period. While I still believed in the management and long-term growth opportunities of many of the companies I sold, other high-conviction stocks appeared to offer more attractive valuations.

During the period, the Fund significantly increased its weighting in the technology sector. I increased the weighting based on bottom-up stock picking, not on a macro view of the technology sector. Based on in-depth research by our analyst team, I believed that some very strong technology franchises, with exciting medium- and long-term growth opportunities, were trading at undeservedly low valuations. In my opinion, many of the largest technology holdings in the Fund are global leaders in their respective industries. For example, during the period, the Fund increased positions or bought new positions in Samsung Electronics, the global leader in memory semiconductors; Telefonaktiebolaget L.M. Ericsson, the global leader in wireless telecommunications infrastructure; TSMC, the global leader in semiconductor foundry; Amdocs, the global leader in telecommunications billing software; and Sharp, the global leader in solar cells and one of the global leaders in flat panel displays.

Stocks That Aided Performance

The leading contributor during the six-month period was Indian conglomerate Reliance Industries. Detailed industry analysis and numerous company checks by analysts Laurent Saltiel and Geoff Jay gave us confidence in the sustainability of the global petrochemicals cycle and especially the global refining cycle. With world-class assets and a strong position in the fast-growing Indian market, I believe Reliance should be able to maintain higher-than-industry margins in its petrochemicals and refining businesses and also generate high returns on investment from its large capacity expansions. In addition, Geoff's analysis of Reliance's exploration properties offshore of India's east coast indicated the potential for

Janus Adviser Series January 31, 2008 19

Janus Adviser International Growth Fund (unaudited)

significant increases in the company's oil and gas reserves. I am also excited about the company's entrance into the undeveloped retail industry in India. I have been impressed with management's vision and ability to execute huge projects. Laurent's and Geoff's checks and analysis gave me the confidence to own a large position in Reliance during the period.

The second largest contributor to performance was Canadian fertilizer company Potash Corporation of Saskatchewan. In analyzing the company, Laurent conducted thorough checks with global fertilizer competitors and leading agriculture logistics providers, as well as key buyers of fertilizer and agricultural commodities. Laurent forecasted an environment of very tight supply and demand and strong price increases in potash fertilizer. I have been very impressed by management and their focus on profitability. Laurent's work on Potash Corporation gave me the confidence to own a large position in the stock during the period.

Li & Fung, a Hong Kong-based logistics provider for the apparel and consumer product sectors, was another contributor to performance. Analyst Dan Kozlowski's meetings with logistics companies and retailers helped me further appreciate Li & Fung's competitive advantages and open-ended long-term growth prospects, as more and more U.S. and European retailers outsource non-core areas such as manufacturing logistics for their products. I have been impressed by the company's competitive advantages in its core business and by management's ability to find new avenues for growth. Dan's analysis gave me the conviction to further increase our position in Li & Fung during the period.

Stocks That Hindered Performance

Arcandor A.G., a German conglomerate, was the largest detractor from Fund performance during the period. Concerns that European consumer weakness would hurt Arcandor's retail and travel businesses hurt the stock. Also, tighter global credit markets and weaker real estate markets may hinder the company's plans to divest non-core assets. I felt that management's strategy of strengthening the core businesses and focusing the portfolio was correct, and I increased the position during the period.

Sweden-based telecommunication equipment and cellphone company Telefonaktiebolaget L.M. Ericsson declined following disappointing earnings results. I added this name to the Fund during the period as we believe, over the long term, the company will likely benefit from the large increases in data traffic over wireless and wireline networks. ARM Holdings, a U.K. semiconductor intellectual property company, fell as a result of disappointing royalty revenues and fears of a semiconductor downturn. We believe that the company remains well positioned to benefit from the long-term trend of outsourcing in the semiconductor industry.

Outlook

By nature, global stock markets often experience significant volatility. During volatile markets, such as July and August of 2007, the conviction to hold onto existing positions or buy new positions is critical. My conviction comes from the tremendous, in-depth fundamental research our analyst team does on a daily basis. In this letter, I have tried to provide a few examples of the value-added research performed by our team. Laurent, Geoff, Dan and the rest of Janus' investment team travel thousands and thousands of miles every year meeting competitors, suppliers and customers of the companies in the Fund. These meetings help us understand our companies better and lay the foundation for high-conviction investments in the Fund.

During the past six months, I feel that the markets and the Fund performed reasonably well. I consider six months to be a short length of time, and in future six-month periods, the performance of the Fund may be considerably worse and perhaps negative. Throughout turbulent markets, I have not changed my investment approach. I believe the best way to generate solid long-term returns is to make high-conviction, long-term investments in world-class companies with exciting growth prospects trading at undeservedly low valuations. As manager of the Fund, my sole focus is to deliver strong, long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Adviser International Growth Fund.

20 Janus Adviser Series January 31, 2008

(unaudited)

Janus Adviser International Growth Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Reliance Industries, Ltd.	1.84%
Potash Corporation of Saskatchewan, Inc.	1.67%
Bunge, Ltd.	0.80%
K+S A.G.	0.76%
Li & Fund, Ltd.	0.74%

5 Largest Detractors from Performance – Holdings

Contribution
Arcandor A.G.	(1.04)%
Telefonaktiebolaget L.M. Ericsson - Class B	(0.72)%
ARM Holdings PLC	(0.58)%
China Overseas Land & Investment, Ltd.	(0.54)%
Crown, Ltd.	(0.41)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Materials	2.41%	4.33%	9.76%
Energy	2.06%	10.55%	7.58%
Consumer Staples	1.89%	9.70%	8.32%
Consumer Discretionary	0.27%	25.44%	11.19%
Industrials	0.20%	8.39%	12.01%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International EAFE® Index Weighting
Information Technology	(3.14)%	20.50%	5.64%
Financials	(0.27)%	18.16%	27.43%
Health Care	(0.05)%	1.40%	6.45%
Utilities	(0.02)%	0.26%	5.61%
Other*	0.04%	0.11%	0.00%

*Industry not classified by Global Industry Classification standard.

Janus Adviser Series January 31, 2008 21

Janus Adviser International Growth Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2008

Li & Fung, Ltd. Distribution/Wholesale	6.1%
Samsung Electronics Company, Ltd. Electronic Components - Semiconductors	5.6%
Sharp Corp. Electric Products - Miscellaneous	5.1%
Reliance Industries, Ltd. Oil Refining and Marketing	3.8%
Taiwan Semiconductor Manufacturing Company, Ltd. Semiconductor Component/Integrated Circuits	3.5%
24.1%

Asset Allocation – (% of Net Assets)

As of January 31, 2008

Emerging markets comprised 34.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2008	As of July 31, 2007

22 Janus Adviser Series January 31, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2008									Expense Ratios – for the fiscal year ended July 31, 2007
	Fiscal Year-to-Date	One Year		Five Year		Ten Year		Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser International Growth Fund - Class A Shares									1.00%	1.00	%(a)
NAV	4.77%	20.00%		31.47%		14.58%		15.47%
MOP	(1.27)%	13.09%		30.12%		13.98%		15.34%
Janus Adviser International Growth Fund - C Shares									1.76%	1.75	%(a)
NAV	4.37%	19.12%		30.91%		13.99%		15.37%
CDSC	3.36%	17.99%
Janus Adviser International Growth Fund - Class I Shares	4.90%	20.34%		31.47%		14.58%		15.47%	0.74%	0.74	%(b)
Janus Adviser International Growth Fund - Class R Shares	4.52%	19.44%		31.27%		14.34%		15.47%	1.47%	1.47	%(c)
Janus Adviser International Growth Fund - Class S Shares	4.66%	19.78%		31.47%		14.58%		15.47%	1.21%	1.21	%(c)
Morgan Stanley Capital International EAFE® Index	(7.52)%	0.22%		20.28%		7.13%		6.88%
Morgan Stanley Capital International All Country World ex-US® Index	(5.86)%	4.97%		22.39%		0.00%		7.93%**
Lipper Quartile - Class S Shares	–	1	st	1	st	1	st	N/A***
Lipper Ranking - Class S Shares based on total returns for International Funds	–	6/1091		2/686		6/320		N/A***

  Visit janus.com/info to view up-to-date performance
  and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower. Effective for shares purchased on or after February 15, 2008, the period during which a redemption fee may apply will change from 3 months or less to 90 days or less.

(a) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the

Janus Adviser Series January 31, 2008 23

Janus Adviser International Growth Fund (unaudited)

application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's total operating expenses did not exceed the expense limit so no waivers were in effect for the most recent period presented.

The Fund's performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

Janus Adviser International Growth Fund held approximately 13.1% of its total investments in Brazilian securities as of January 31, 2008 and the Fund has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of International Growth Portfolio of Janus Aspen Series (the "Predecessor Fund") into the Fund. Returns of the reorganized Fund reflect the performance of the Predecessor Fund prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations).

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares prior to September 30, 2002 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on August 1, 2000. Performance shown for periods prior to August 1, 2000 reflects that of Class S Shares' predecessor fund and its classes of shares. The performance shown reflects the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

Effective December 21, 2007, Janus Adviser International Growth Fund no longer accepts investments in the Fund by new shareholders.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

May 1, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

See "Explanation of Charts, Tables and Financial Statements."

*The predecessor Fund's inception date - May 2, 1994

**The Morgan Stanley Capital International All Country World ex-U.S. IndexSM since inception returns are calculated from December 31, 1998.

***The Lipper ranking for the Fund's Class S Shares is not available.

24 Janus Adviser Series January 31, 2008

(unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,047.70	$5.04
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$4.98
Expense Example - Class C Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,043.70	$8.89
Hypothetical (5% return before expenses)	$1,000.00	$1,016.44	$8.77
Expense Example - Class I Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,049.00	$3.66
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.61
Expense Example - Class R Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,045.20	$7.40
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.30
Expense Example - Class S Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$1,046.60	$6.12
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$6.04

*Expenses are equal to the annualized expense ratio of 0.98% for Class A Shares, 1.73% for Class C Shares, 0.71% for Class I Shares, 1.44% for Class R Shares and 1.19% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Adviser Series January 31, 2008 25

Janus Adviser International Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares/Principal/Contract Amounts		Value
Common Stock - 92.1%
Aerospace and Defense - 2.1%
1,093,980	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)*	$47,478,732
Agricultural Chemicals - 3.1%
493,727	Potash Corporation of Saskatchewan, Inc.	69,760,212
Agricultural Operations - 4.2%
500,000	BrasilAgro - Companhia Brasileira de Propriedades Agricolas*	2,844,141
523,425	Bunge, Ltd.**	62,010,160
26,736,395	Chaoda Modern Agriculture Holdings, Ltd.	26,465,049
4,866,981	China Green Holdings, Ltd.	5,034,741
		96,354,091
Apparel Manufacturers - 1.7%
2,987,700	Esprit Holdings, Ltd.	38,856,122
Applications Software - 0.3%
172,474	Infosys Technologies, Ltd.	6,476,386
Audio and Video Products - 2.2%
1,048,800	Sony Corp.	50,154,307
Batteries and Battery Systems - 0.3%
1,222,500	BYD Company, Ltd.	6,820,662
Beverages - Wine and Spirits - 0.9%
3,158,266	C&C Group PLC	21,086,015
Building - Residential and Commercial - 1.3%
492,875	Gafisa S.A.	8,326,728
778,000	MRV Engenharia e Participacoes S.A.*	14,493,458
288,635	Rossi Residencial S.A.	6,140,472
		28,960,658
Casino Hotels - 2.2%
3,827,195	Crown, Ltd.*	39,984,135
773,830	Melco PBL Entertainment (Macau), Ltd. (ADR)*,#	9,363,343
		49,347,478
Chemicals - Diversified - 2.5%
223,163	K+S A.G.	56,954,953
Commercial Banks - 2.1%
1,635,722	Anglo Irish Bank Corporation PLC	23,047,119
353,920	Banca Generali S.P.A.	2,831,409
47,150	Banco Compartamos S.A.*	204,896
3,587,800	Banco de Oro	4,722,760
68,210	Banco de Oro-EPCI, Inc. (GDR) (144A)*	1,795,475
137,340	Julius Baer Holding, Ltd.	9,595,463
389,460	Punjab National Bank, Ltd.	6,403,820
		48,600,942
Commercial Services - 0.4%
1,036,400	Park24 Company, Ltd.#	8,631,405
Computers - 0.2%
745,200	Foxconn Technology Company, Ltd.	4,259,527
Computers - Other - 0.3%
515,251,445	A-Max Holdings, Ltd.*	6,064,982
Computers - Peripheral Equipment - 0.5%
361,733	Logitech International S.A.*	11,032,942
Cosmetics and Toiletries - 0.7%
93,400	LG Household & Health Care, Ltd.	16,761,633
Dental Supplies and Equipment - 0.2%
151,925	Osstem Implant Company, Ltd.*	3,494,510

Shares/Principal/Contract Amounts		Value
Distribution/Wholesale - 6.1%
35,931,980	Li & Fung, Ltd.	$138,197,829
Diversified Financial Services - 0.2%
88,618	Reliance Capital, Ltd.	4,305,873
Diversified Operations - 1.2%
795,587	Max India, Ltd.*	4,281,664
12,107,445	Melco International Development, Ltd.*,#	16,995,100
20,381,562	Polytec Asset Holdings, Ltd.	6,646,448
		27,923,212
Electric - Distribution - 0.2%
498,705	Equatorial Energia S.A.	4,893,436
Electric Products - Miscellaneous - 5.1%
6,764,000	Sharp Corp.	116,782,320
Electronic Components - Miscellaneous - 2.1%
8,659,000	Hon Hai Precision Industry Company, Ltd.	46,855,535
Electronic Components - Semiconductors - 7.6%
15,960,029	ARM Holdings PLC	37,337,104
27,090	Oerlikon-Buehrle Holding A.G.*	9,822,758
197,863	Samsung Electronics Company, Ltd.	126,894,764
		174,054,626
Energy - Alternate Sources - 0.4%
162,250	Suntech Power Holdings Company, Ltd. (ADR)*,#	8,879,943
Finance - Investment Bankers/Brokers - 1.2%
1,870,700	Nomura Holdings, Inc.	27,432,093
Finance - Mortgage Loan Banker - 0.7%
230,460	Housing Development Finance Corporation, Ltd.	16,753,527
Finance - Other Services - 1.2%
3,675,331	IG Group Holdings PLC	26,600,002
Food - Diversified - 0.3%
4,523,000	FU JI Food & Catering Services	7,801,690
Gambling - Non-Hotel - 0.1%
216,295	Great Canadian Gaming Corp.*	2,790,417
General - 0.2%
11,453,700	Trinity, Ltd.ºº,§	5,214,707
Hotels and Motels - 0.2%
668,500	Kingdom Hotel Investments (ADR)*	5,520,916
Insurance Brokers - 0.1%
216,702	Eurodekania, Ltd.*,ºº,§	3,221,281
Internet Connectivity Services - 0.3%
145,795	NDS Group PLC (ADR)*	7,872,930
Investment Companies - 1.1%
633,830	Bradespar S.A.	13,628,427
1,418,354	SM Investments Corp.	10,642,765
		24,271,192
Investment Management and Advisory Services - 0.3%
1,222,935	Bluebay Asset Management	6,497,536
Oil Companies - Exploration and Production - 1.5%
400,711	Niko Resources, Ltd.	33,975,407
Oil Companies - Integrated - 1.8%
93,045	Lukoil (ADR)	6,417,624
309,345	Petroleo Brasileiro S.A. (ADR)#	34,380,603
		40,798,227

See Notes to Schedules of Investments and Financial Statements.
26 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares/Principal/Contract Amounts		Value
Oil Field Machinery and Equipment - 0.8%
833,715	Wellstream Holdings PLC*	$19,307,352
Oil Refining and Marketing - 3.8%
1,366,773	Reliance Industries, Ltd.	86,337,953
Public Thoroughfares - 1.6%
2,002,298	Companhia de Concessoes Rodoviarias	32,289,618
404,400	Obrascon Huarte Lain Brasil S.A.	4,370,648
		36,660,266
Real Estate Management/Services - 4.6%
231,500	Daito Trust Construction Company, Ltd.	12,458,649
471,178	IVG Immobilien A.G.	15,961,022
93,460	Jones Lang LaSalle, Inc.	7,271,188
2,282,000	Mitsubishi Estate Company, Ltd.	60,699,086
46,976	Orco Property Group	4,661,828
475,450	Sao Carlos Empreendimentos e Participacoes S.A.*	4,105,422
		105,157,195
Real Estate Operating/Development - 7.6%
580,155	Ablon Group*	2,549,767
18,649,680	Ayala Land, Inc.	6,580,785
761,795	Brascan Residential Properties S.A.	3,938,974
1,646,000	CapitaLand, Ltd.	6,923,971
26,692,000	China Overseas Land & Investment, Ltd.	45,030,823
3,956,855	Cyrela Brazil Realty S.A.	51,542,651
533,211	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes*	3,336,360
10,960,000	Hang Lung Properties, Ltd.	43,826,104
153,580	Iguatemi Empresa de Shopping Centers S.A.	2,293,217
536,735	PDG Realty S.A. Empreendimentos e Participacoes	6,686,289
250,345	Rodobens Negocios Imobiliarios S.A.	2,662,942
		175,371,883
Recreational Centers - 0.7%
1,104,242	Orascom Hotels & Development*	15,407,403
Retail - Major Department Stores - 1.5%
1,832,949	Arcandor A.G.*	34,509,859
Semiconductor Components/Integrated Circuits - 3.6%
875,125	Actions Semiconductor Company, Ltd. (ADR)*	2,887,913
41,625,129	Taiwan Semiconductor Manufacturing Company, Ltd.	79,252,891
283,800	Vimicro International Corp. (ADR)*	1,018,842
		83,159,646
Semiconductor Equipment - 3.0%
1,785,987	ASML Holding N.V.*	47,583,288
476,060	KLA-Tencor Corp.	19,889,787
		67,473,075
Sugar - 2.9%
855,654	Bajaj Hindusthan, Ltd.	4,152,391
139,900	Bajaj Hindusthan, Ltd. (GDR) (144A)	678,777
1,843,537	Balrampur Chini Mills, Ltd.	3,591,143
3,147,515	Cosan Limited (ADR)*	45,324,216
687,000	Cosan S.A. Industria e Comercio	10,742,679
63,958	Shree Renuka Sugars, Ltd.	1,394,345
		65,883,551

Shares/Principal/Contract Amounts		Value
Telecommunication Services - 3.2%
1,777,465	Amdocs, Ltd. (U.S. Shares)*	$58,816,317
911,393	Reliance Communications, Ltd.	14,016,635
		72,832,952
Telephone - Integrated - 0.2%
189,525	GVT Holdings S.A.*	3,967,304
Transportation - Marine - 0.2%
2,552,658	DP World, Ltd.*	2,476,078
125,300	Star Asia Financial, Ltd. (144A)ºº,§	1,378,300
		3,854,378
Wireless Equipment - 1.4%
14,469,540	Telefonaktiebolaget L.M. Ericsson - Class B	32,799,823
Total Common Stock (cost $1,749,926,074)		2,104,460,896
Purchased Options - Puts - 0.8%
434,098	iShares MSCI Emerging Market expires April 2008 exercise price $149.20	8,141,473
4,341	iShares MSCI Emerging Market expires April 2008 exercise price $157.69	9,778,516
Total Purchased Options - Puts (premiums paid $12,156,368)		17,919,989
Money Markets - 7.2%
150,906,026	Janus Institutional Cash Management Fund – Institutional Shares, 3.95%	150,906,026
13,193,000	Janus Institutional Money Market Fund – Institutional Shares, 3.81%	13,193,000
Total Money Markets (cost $164,099,026)		164,099,026
Other Securities - 1.4%
27,030,563	Allianz Dresdner Daily Asset Fund†	27,030,563
4,544,612	Time Deposits†	4,544,612
Total Other Securities (cost $31,575,175)		31,575,175
Total Investments (total cost $1,957,756,643) – 101.5%		2,318,055,086
Liabilities, net of Cash, Receivables and Other Assets – (1.5)%		(35,197,436)
Net Assets – 100%		$2,282,857,650

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 27

Janus Adviser International Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Summary of Investments by Country - (Long Positions)

Country	Value	% of Investment Securities
Australia	$39,984,135	1.7%
Bermuda	250,163,834	10.8%
Brazil	303,446,317	13.1%
Canada	106,526,036	4.6%
Cayman Islands	59,220,801	2.6%
China	6,820,662	0.3%
Egypt	15,407,403	0.7%
Germany	107,425,834	4.6%
Hong Kong	120,430,077	5.2%
Hungary	2,549,767	0.1%
India	148,392,514	6.4%
Ireland	44,133,134	1.9%
Italy	2,831,409	0.1%
Japan	276,157,860	11.9%
Luxembourg	4,661,828	0.2%
Mexico	204,896	0.0%
Netherlands	47,583,288	2.1%
Philippines	23,741,785	1.0%
Russia	6,417,624	0.3%
Singapore	6,923,971	0.3%
South Korea	147,150,907	6.4%
Sweden	32,799,823	1.4%
Switzerland	30,451,163	1.3%
Taiwan	130,367,953	5.6%
United Arab Emirates	2,476,078	0.1%
United Kingdom	159,652,522	6.9%
United States††	242,133,465	10.4%
Total	$2,318,055,086	100.0%

††Includes Short-Term Securities and Other Securities (2.0% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
28 Janus Adviser Series January 31, 2008

Janus Adviser Global Research Fund (unaudited)

Fund Snapshot

This fund pulls together the best ideas from Janus' research analysts into a single package.

Team-Based Approach

Led by Jim Goff,

Director of Research

Performance Overview

Since the Fund's inception on November 28, 2007 through January 31, 2008, Janus Adviser Global Research Fund's Class S Shares returned (5.90)%, outperforming the Fund's primary benchmark, the Morgan Stanley Capital International (MSCI) World Growth Index, which returned (8.35)%.

Market Overview

Equity markets worldwide began and ended the six-month period ended January 31, 2008 on a volatile note. Concerns remained that the credit market troubles and slowing U.S. economic growth will dampen the global economic expansion. Emerging markets were among the best performers. A sharp pullback in January pushed China into the red for the period, but stocks in India and Brazil managed to hold onto modest gains.

The U.S. Federal Reserve made an unprecedented inter-meeting 75 basis point rate cut in late January and a subsequent 50 basis point rate reduction at its regularly scheduled meeting to try to revive the U.S. economy. Returns among developed markets in Europe, the U.S. and Japan lagged those of many emerging markets. Stocks in the U.S. outperformed those of developed non-U.S. markets in local currency terms, but strong foreign currencies boosted U.S. dollar-based returns.

Contributors to Fund Performance

Leading the Fund's performance was fertilizer company Potash Corporation of Saskatchewan. The company produces potash, nitrogen and phosphate, all three important components of fertilizers. We bought Potash because of a long-term bullish view on agriculture and related products. Potash rose more than 20% amid tight potash supply conditions and strong demand for this key ingredient used in fertilizer. We continue to see a super-cycle among agricultural commodities and related products, such as potash, for which the Canadian company is the world's largest supplier.

Owens-Illinois, North America's largest glass container manufacturer, was also a strong contributor to Fund performance. Over the past year the company went through significant restructuring efforts, including divesting a large plastics division that was an underperforming, non-core part of the company. We purchased Owens-Illinois confident in management's strategy to improve the firm's profit margins and returns, and we are pleased that our thesis is playing out as we feel this stock has room to grow.

Detractors from Fund Performance

On a negative note, technology and consumer were sectors that weighed on relative returns. In terms of country exposure, our holdings in the United Kingdom, Hong Kong and Luxemburg were the primary detractors. The Fund's top individual detractor was Acergy, a Norwegian oil services company. Acergy reported disappointing results and provided a cautious outlook, causing the stock to fall. We added to the position in the company during the time period as we believe in the long-term value of its existing contracts and opportunities for new business.

China Merchants Holdings International is the largest port operator in the largest port-operating nation in the world. With the Chinese market weak, the stock fell. China Merchants' valuation gives us some comfort if the economy were to slow. The long-term economic growth in China, even with an interruption, is what we believe drives the value here. Tariffs for using the ports have been rising – there was an increase late last year – because Shanghai's tariffs are considered low compared to global standards.

Outlook

The Fund remains relatively sector- and region-neutral and we expect stock selection to be a key driver of returns going forward. Volatile markets tend to give many investors a reason to focus on the short term. Therefore, we believe we will see many opportunities for long-term investors to purchase good businesses at attractive prices. Looking ahead, we will continue to invest with conviction in areas where we feel we can develop an edge through research. Through our valuation discipline and focus on risk management, we remain committed to delivering superior long-term results for our clients.

Thank you for your investment in Janus Adviser Global Research Fund.

Janus Adviser Series January 31, 2008 29

Janus Adviser Global Research Fund (unaudited)

5 Largest Contributors to Performance - Holdings

Contribution
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.48%
Owens-Illinois, Inc.	0.40%
NVR, Inc.	0.27%
Respironics, Inc.	0.24%
Syngenta A.G.	0.23%

5 Largest Detractors from Performance - Holdings

Contribution
Acergy S.A.	(0.57)%
China Merchants Holdings International Company, Ltd.	(0.31)%
Marvell Technology Group, Ltd.	(0.29)%
Cypress Semiconductor Corp.	(0.26)%
Park 24 Company, Ltd.	(0.26)%

3 Lowest Detractors from Performance - Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World Growth Index Weighting
Industrials	(0.32)%	27.07%	26.13%
Financials	(0.73)%	8.88%	8.91%
Health Care	(0.75)%	12.05%	11.60%

4 Largest Detractors from Performance - Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Morgan Stanley Capital International World Growth Index Weighting
Technology	(1.65)%	18.09%	18.82%
Consumer	(1.38)%	16.94%	16.32%
Communications	(1.06)%	7.88%	8.08%
Energy	(0.85)%	9.08%	10.12%

30 Janus Adviser Series January 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2008

Owens-Illinois, Inc. Containers - Metal and Glass	2.9%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	2.9%
Syngenta A.G. Agricultural Chemicals	2.7%
Embraer-Empresa Brasileira de Aeronautica S.A. (ADR) Aerospace and Defense	2.0%
BAE Systems PLC Aerospace and Defense	2.0%
12.5%

Asset Allocation – (% of Net Assets)

As of January 31, 2008

Emerging markets comprised 10.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2008

Janus Adviser Series January 31, 2008 31

Janus Adviser Global Research Fund (unaudited)

Performance

Cumulative Total Return – for the periods ended January 31, 2008	Expense Ratios – estimated for the initial fiscal year
	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Global Research Fund - Class A Shares
NAV	(5.90)%	1.85%	1.25	%(a)
MOP	(11.31)%
Janus Adviser Global Research Fund - Class C Shares		2.60%	2.00	%(a)
NAV	(6.00)%
CDSC	(6.94)%
Janus Adviser Global Research Fund - Class I Shares	(5.80)%	1.60%	1.00	%(b)
Janus Adviser Global Research Fund - Class S Shares	(5.90)%	1.99%	1.50	%(c)
Morgan Stanley Capital International World Growth Index	(8.35)%

  Visit janus.com/info to view up-to-date performance
  and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

Fees and expenses shown reflect estimated annualized expenses the Fund expects to incur during its initial fiscal year.

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

32 Janus Adviser Series January 31, 2008

(unaudited)

The Fund's expense ratios were determined based on estimated annualized expenses the Fund expects to incur during the Fund's initial fiscal year. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses."

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

The Fund's performance for very short time periods may not be indicative of future performance.

*Fund's inception date - November 28, 2007

Lipper does not rate (rank) this Fund as it is less than 1 year old.

The Fund's Class A Shares, Class C Shares, Class I Shares and Class S Shares commenced operations on November 28, 2007. The performance shown for Class A Shares, Class C Shares, Class I Shares and Class S Shares reflect the performance of the Fund's respective class from November 28, 2007 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

Janus Adviser Series January 31, 2008 33

Janus Adviser Global Research Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - A Shares	Beginning Account Value (11/28/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (11/28/07-1/31/08)*
Actual	$1,000.00	$941.00	$2.15
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34
Expense Example - C Shares	Beginning Account Value (11/28/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (11/28/07-1/31/08)*
Actual	$1,000.00	$940.00	$3.45
Hypothetical (5% return before expenses)	$1,000.00	$1,015.08	$10.13
Expense Example - I Shares	Beginning Account Value (11/28/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (11/28/07-1/31/08)*
Actual	$1,000.00	$942.00	$1.72
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08
Expense Example - S Shares	Beginning Account Value (11/28/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (11/28/07-1/31/08)*
Actual	$1,000.00	$941.00	$2.59
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.61

*Actual expenses paid reflect only the inception period (November 28, 2007 to January 31, 2008). Therefore, actual expenses shown are lower than would be expected for a six-month period. Actual expenses are equal to the annualized expense ratio of 1.25% for Class A Shares, 2.00% for Class C Shares, 1.00% for Class I Shares and 1.50% for Class S Shares multiplied by the average account value over the period, multiplied by 65/247 (to reflect the period), however hypothetical expenses are multiplied by 184/366 (to reflect a six-month period). Expenses include the effect of contractual waivers by Janus Capital.

34 Janus Adviser Series January 31, 2008

Janus Adviser Global Research Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Common Stock - 96.0%
Advertising Sales - 0.6%
255	Lamar Advertising Co.*	$10,996
Aerospace and Defense - 4.0%
4,090	BAE Systems PLC	38,099
920	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)*	39,928
		78,027
Agricultural Chemicals - 5.6%
395	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	55,649
190	Syngenta A.G.	50,126
		105,775
Agricultural Operations - 1.5%
110	Bunge, Ltd.	13,032
16,000	Chaoda Modern Agriculture Holdings, Ltd.	15,837
		28,869
Apparel Manufacturers - 1.2%
1,800	Esprit Holdings, Ltd.	23,410
Applications Software - 0.5%
300	Microsoft Corp.	9,780
Athletic Footwear - 0.6%
200	NIKE, Inc. - Class B	12,352
Audio and Video Products - 0.7%
300	Sony Corp.	14,346
Brewery - 1.3%
317	InBev N.V.	26,104
Building - Residential and Commercial - 1.2%
36	NVR, Inc.*	22,734
Casino Hotels - 0.9%
1,601	Crown, Ltd.*	16,726
Cellular Telecommunications - 2.4%
380	America Movil S.A. de C.V. - Series L (ADR)	22,766
6,603	Vodafone Group PLC	23,171
		45,937
Chemicals - Diversified - 1.1%
400	Shin-Etsu Chemical Company, Ltd.	21,070
Commercial Banks - 0.4%
235	Standard Chartered PLC	7,814
Commercial Services - 1.6%
3,600	Park24 Company, Ltd.	29,982
Computers - 0.7%
95	Apple, Inc.*	12,859
Containers - Metal and Glass - 2.9%
1,130	Owens-Illinois, Inc.*	56,952
Cosmetics and Toiletries - 1.1%
620	Avon Products, Inc.	21,712
Distribution/Wholesale - 0.8%
4,000	Li & Fung, Ltd.	15,384
Diversified Minerals - 1.4%
920	Companhia Vale do Rio Doce (ADR)	27,582

Shares or Principal Amount		Value
Diversified Operations - 4.3%
4,000	China Merchants Holdings International Company, Ltd.	$19,449
755	General Electric Co.	26,735
6,000	Melco International Development, Ltd.*	8,422
225	Siemens A.G.	29,275
		83,881
Drug Delivery Systems - 0.7%
325	Hospira, Inc.*	13,361
Electric - Generation - 0.6%
600	AES Corp.*	11,448
Electric Products - Miscellaneous - 0.9%
1,000	Sharp Corp.	17,265
Electronic Components - Semiconductors - 2.8%
6,450	ARM Holdings PLC	15,089
395	Microsemi Corp.*	8,974
35	Samsung Electronics Company, Ltd.	22,447
495	SiRF Technology Holdings, Inc.*	7,578
		54,088
Energy - Alternate Sources - 1.7%
660	JA Solar Holdings Company, Ltd. (ADR)*	33,548
Engineering - Research and Development Services - 1.4%
1,089	ABB, Ltd.	27,255
Enterprise Software/Services - 1.4%
1,360	Oracle Corp.*	27,948
Entertainment Software - 0.5%
210	Electronic Arts, Inc.*	9,948
Finance - Investment Bankers/Brokers - 2.0%
270	JP Morgan Chase & Co.	12,839
600	Nomura Holdings, Inc.	8,798
250	optionsXpress Holdings, Inc.	6,780
255	UBS A.G.	10,556
		38,973
Finance - Mortgage Loan Banker - 0.5%
280	Fannie Mae	9,481
Finance - Other Services - 0.5%
15	CME Group, Inc.	9,284
Food - Diversified - 2.4%
8,000	FU JI Food & Catering Services	13,799
330	Kraft Foods, Inc. - Class A	9,656
50	Nestle S.A.	22,353
		45,808
Food - Retail - 1.1%
2,537	Tesco PLC	21,164
Independent Power Producer - 0.7%
360	NRG Energy, Inc.*	13,892
Investment Management and Advisory Services - 0.9%
230	National Financial Partners Corp.	8,303
165	T. Rowe Price Group, Inc.	8,347
		16,650
Life and Health Insurance - 0.5%
3,485	Sanlam, Ltd.	9,153
Machinery - General Industrial - 1.7%
42,000	Shanghai Electric Group Company, Ltd.	32,689

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 35

Janus Adviser Global Research Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Medical - Biomedical and Genetic - 1.0%
350	Celgene Corp.*	$19,639
Medical - Drugs - 2.9%
240	Merck & Company, Inc.	11,107
250	Novartis A.G.	12,655
117	Roche Holding A.G.	21,203
195	Shire PLC (ADR)	10,501
		55,466
Medical - HMO - 1.1%
360	Coventry Health Care, Inc.*	20,369
Medical Instruments - 0.7%
345	St. Jude Medical, Inc.*	13,976
Multimedia - 1.0%
230	McGraw-Hill Companies, Inc.	9,834
505	News Corporation, Inc. - Class A	9,545
		19,379
Oil - Field Services - 2.3%
1,860	Acergy S.A.	33,862
145	Schlumberger, Ltd. (U.S. Shares)	10,942
		44,804
Oil and Gas Drilling - 1.1%
760	Nabors Industries, Ltd.*	20,687
Oil Companies - Exploration and Production - 1.5%
452	EnCana Corp.	29,805
Oil Companies - Integrated - 2.7%
210	Hess Corp.	19,074
205	Lukoil (ADR)	14,140
204	Suncor Energy, Inc.	19,185
		52,399
Optical Supplies - 0.7%
100	Alcon, Inc. (U.S. Shares)	14,200
Physician Practice Management - 0.4%
115	Pediatrix Medical Group, Inc.*	7,830
Power Converters and Power Supply Equipment - 0.9%
370	Hubbell, Inc.	17,642
Real Estate Operating/Development - 1.9%
3,000	CapitaLand, Ltd.	12,620
6,000	Hang Lung Properties, Ltd.	23,992
		36,612
Reinsurance - 1.2%
5	Berkshire Hathaway, Inc. - Class B*	22,750
REIT - Diversified - 0.4%
475	CapitalSource, Inc.	7,795
Respiratory Products - 0.9%
280	Respironics, Inc.*	18,343
Retail - Apparel and Shoe - 2.5%
310	Abercrombie & Fitch Co. - Class A	24,704
308	Industria de Diseno Textil S.A.	15,459
195	Nordstrom, Inc.	7,586
		47,749
Retail - Consumer Electronics - 1.0%
170	Best Buy Company, Inc.	8,298
110	Yamada Denki Company, Ltd.	11,751
		20,049

Shares or Principal Amount		Value
Retail - Drug Store - 0.8%
420	CVS/Caremark Corp.	$16,409
Retail - Jewelry - 0.3%
140	Tiffany & Co.	5,586
Semiconductor Components/Integrated Circuits - 2.6%
2,530	Atmel Corp.*	7,995
800	Cypress Semiconductor Corp.*	17,000
2,100	Marvell Technology Group, Ltd.*	24,927
		49,922
Telecommunication Equipment - 1.6%
1,135	Arris Group, Inc.*	9,977
465	CommScope, Inc.*	20,622
		30,599
Telecommunication Equipment - Fiber Optics - 1.6%
1,290	Corning, Inc.	31,050
Telecommunication Services - 1.9%
590	Amdocs, Ltd. (U.S. Shares)*	19,523
435	SAVVIS, Inc.*	8,787
465	Time Warner Telecom, Inc. - Class A*	8,128
		36,438
Television - 1.1%
1,775	British Sky Broadcasting Group PLC	19,403
60	British Sky Broadcasting Group PLC (ADR)	2,632
		22,035
Therapeutics - 1.3%
365	Amylin Pharmaceuticals, Inc.*	10,822
305	Gilead Sciences, Inc.*	13,936
		24,758
Tobacco - 0.8%
210	Altria Group, Inc.	15,922
Toys - 1.1%
980	Mattel, Inc.	20,590
Transportation - Services - 1.6%
200	C.H. Robinson Worldwide, Inc.	11,108
270	United Parcel Service, Inc. - Class B	19,753
		30,861
Wireless Equipment - 2.1%
490	Crown Castle International Corp.*	17,733
355	QUALCOMM, Inc.	15,059
3,675	Telefonaktiebolaget L.M. Ericsson - Class B	8,331
		41,123
Total Common Stock (cost $1,972,713)		1,859,034
Money Markets - 0.3%
5,000	Janus Institutional Cash Management Fund - Institutional Shares, 3.95%	5,000
1,000	Janus Institutional Money Market Fund - Institutional Shares, 3.81%	1,000
Total Money Markets (cost $6,000)		6,000
Total Investments (total cost $1,978,713) – 96.3%		1,865,034
Cash, Receivables and Other Assets, net of Liabilities – 3.7%		71,115
Net Assets – 100%		$1,936,149

See Notes to Schedules of Investments and Financial Statements.
36 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$16,726	0.9%
Belgium	26,104	1.4%
Bermuda	97,440	5.2%
Brazil	67,510	3.6%
Canada	104,637	5.6%
Cayman Islands	29,637	1.6%
China	66,237	3.6%
Germany	29,275	1.6%
Hong Kong	51,864	2.8%
Japan	103,214	5.5%
Mexico	22,766	1.2%
Netherlands	10,942	0.6%
Norway	33,862	1.8%
Russia	14,139	0.8%
Singapore	12,620	0.7%
South Africa	9,153	0.5%
South Korea	22,446	1.2%
Spain	15,459	0.8%
Sweden	8,331	0.4%
Switzerland	158,348	8.5%
United Kingdom	157,397	8.4%
United States††	806,927	43.3%
Total	$1,865,034	100.0%

††Includes Short-Term Securities (42.9% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 37

Statements of Assets and Liabilities

As of January 31, 2008 (unaudited) (all numbers in thousands except net asset value per share)	Janus Adviser Worldwide Fund	Janus Adviser International Equity Fund		Janus Adviser International Growth Fund		Janus Adviser Global Research Fund
Assets:
Investments at cost(1)	$151,099	$57,059		$1,957,757		$1,979
Unaffiliated investments at value(1)	$161,260	$54,061		$2,153,956		$1,859
Affiliated money market investments	2,410	3,917		164,099		6
Cash	–	1,154		1,998		–
Cash denominated in foreign currency(2)	–	165		687		1
Receivables:
Investments sold	828	–		1,649		8
Portfolio shares sold	194	1,779		3,999		–
Dividends	146	30		7		–
Interest	12	15		719		–
Due from adviser	–	–		–		78
Non-interested Trustees' deferred compensation	2	1		37		–
Other assets	–	–		11		1
Total Assets	164,852	61,122		2,327,162		1,953
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	8,077	656		31,575		–
Due to custodian	14	–		–		–
Investments purchased	1,797	573		168		2
Portfolio shares repurchased	494	22		8,743		–
Advisory fees	68	28		1,227		1
Transfer agent fees and expenses	4	1		26		1
Custodian fees	–	6		130		3
Printing and mailing expenses	10	16		10		2
System fees	4	1		3		2
Professional fees	20	33		21		4
Administrative services fees - Class R Shares	–	–		10		N/A
Administrative services fees - Class S Shares	24	–		326		–
Distribution fees - Class A Shares	1	1		62		–
Distribution fees - Class C Shares	1	2		207		1
Distribution fees - Class R Shares	–	–		20		N/A
Distribution fees - Class S Shares	24	–		326		–
Networking fees - Class A Shares	–	2		–		–
Networking fees - Class C Shares	1	2		11		–
Networking fees - Class I Shares	–	2		9		–
Non-interested Trustees' fees and expenses	–	–		–		1
Non-interested Trustees' deferred compensation fees	2	1		37		–
Foreign tax liability	–	8		1,393		–
Accrued expenses	7	24		–		–
Total Liabilities	10,548	1,378		44,304		17
Net Assets	$154,304	$59,744		$2,282,858		$1,936
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$247,071	$58,660		$1,910,001		$2,058
Undistributed net investment income/(loss)*	35	–		(21,179)		(1)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(105,373)	172		35,090		(7)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	12,571	912	(3)	358,946	(3)	(114)
Total Net Assets	$154,304	$59,744		$2,282,858		$1,936
Net Assets - Class A Shares	$2,659	$10,592		$289,266		$473
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	77	880		4,689		50
Net Asset Value Per Share(4)	$34.46	$12.04		$61.69		$9.41
Maximum Offering Price Per Share(5)	$36.56	$12.77		$65.45		$9.99
Net Assets - Class C Shares	$1,047	$3,472		$246,694		$513
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30	291		3,947		55
Net Asset Value Per Share(4)	$34.73	$11.91		$62.50		$9.40
Net Assets - Class I Shares	$34,657	$42,621		$150,394		$480
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,006	3,548		2,436		51
Net Asset Value Per Share	$34.45	$12.01		$61.74		$9.42
Net Assets - Class R Shares	$536	$643		$50,912		N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16	54		829		N/A
Net Asset Value Per Share	$34.26	$11.95		$61.43		N/A
Net Assets - Class S Shares	$115,405	$2,416		$1,545,592		$470
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,344	202		25,050		50
Net Asset Value Per Share	$34.51	$11.98		$61.70		$9.41

*See Note 3 in Notes to Financial Statements.

  (1)  Includes securities on loan of $7,834,480, $622,522 and $30,476,914 for Janus Adviser Worldwide Fund, Janus Adviser International Equity Fund and Janus Adviser International Growth Fund respectively (Note 1).

  (2)  Includes cost of $163,726, $687,020 and $417 for Janus Adviser International Equity Fund, Janus Adviser International Growth Fund and Janus Adviser Global Research Fund, respectively.

  (3)  Net of foreign taxes on investments of $7,970 and $1,392,892 for Janus Adviser International Equity Fund and Janus Adviser International Growth Fund, respectively.

  (4)  Redemption price per share may be reduced for any applicable contingent deferred sales charge.

  (5)  Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.
38 Janus Adviser Series January 31, 2008

Statements of Operations

For the six-month period ended January 31, 2008 (unaudited) (all numbers in thousands)	Janus Adviser Worldwide Fund	Janus Adviser International Equity Fund	Janus Adviser International Growth Fund		Janus Adviser Global Research Fund(1)
Investment Income:
Interest	$4	$2	$56		$–
Securities lending income	20	2	219		–
Dividends	1,101	185	12,605		3
Dividends from affiliates	223	54	4,129		2
Foreign tax withheld	(14)	(8)	(253)		–
Total Investment Income	1,334	235	16,756		5
Expenses:
Advisory fees	525	113	6,660		2
Transfer agent fees and expenses	9	4	58		2
Registration fees	44	81	63		70
Custodian fees	10	24	407		4
Professional fees	17	31	17		4
Non-interested Trustees' fees and expenses	1	1	22		2
Legal expense	4	2	4		1
System fees	10	4	10		4
Distribution fees - Class A Shares	2	2	295		–
Distribution fees - Class C Shares	6	7	1,074		1
Distribution fees - Class R Shares	1	2	88		N/A
Distribution fees - Class S Shares	165	1	1,885		–
Administrative services fees - Class R Shares	1	1	44		N/A
Administrative services fees - Class S Shares	165	1	1,885		–
Networking fees - Class A Shares	–	2	58		–
Networking fees - Class C Shares	2	–	92		–
Networking fees - Class I Shares	–	–	14		–
Other expenses	12	14	19		3
Non-recurring costs (Note 2)	–	N/A	–		N/A
Costs assumed by Janus Capital Management LLC (Note 2)	–	N/A	–		N/A
Total Expenses	974	290	12,695		93
Expense and Fee Offset	(2)	(1)	(44)		–
Net Expenses	972	289	12,651		93
Less: Excess Expense Reimbursement	(77)	(72)	(43)		(87)
Net Expenses after Expense Reimbursement	895	217	12,608		6
Net Investment Income/(Loss)	439	18	4,148		(1)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	9,874	258	67,419		(7)
Net realized gain/(loss) from options contracts	–	–	(1,940)		–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(18,507)	1,534 (2)	(2,953	)(2)	(114)
Payment from affiliate (Note 2)	–	5	9		–
Net Gain/(Loss) on Investments	(8,633)	1,797	62,535		(121)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(8,194)	$1,815	$66,683		$(122)

  (1)  Period from November 28, 2007 (inception date) through January 31, 2008.

  (2)  Net of foreign taxes on investments of $7,970 and $1,392,892 for Janus Adviser International Equity Fund and Janus Adviser International Growth Fund, respectively.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 39

Statements of Changes in Net Assets

For the six-month period ended January 31, 2008 (unaudited) and for the fiscal year or period ended July 31, 2007	Janus Adviser Worldwide Fund		Janus Adviser International Equity Fund		Janus Adviser International Growth Fund		Janus Adviser Global Research Fund
(all numbers in thousands)	2008	2007	2008	2007(1)	2008	2007	2008(2)
Operations:
Net investment income/(loss)	$439	$151	$18	$118	$4,148	$3,119	$(1)
Net realized gain/(loss) from investment and foreign currency transactions	9,874	21,528	258	52	67,419	126,654	(7)
Net realized gain/(loss) from options contracts	–	–	–	–	(1,940)	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(18,507)	17,999	1,534	(622)	(2,953)	239,805	(114)
Payment from affiliate (Note 2)	–	–	5	–	9	29	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	(8,194)	39,678	1,815	(452)	66,683	369,607	(122)
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(7)	(4)	(6)	–	(3,815)	(424)	–
Class C Shares	–	(19)	–	–	(1,937)	(478)	–
Class I Shares	(158)	–	(134)	–	(1,811)	(249)	–
Class R Shares	(1)	–	–	–	(460)	(25)	N/A
Class S Shares	(230)	(2,741)	–	–	(16,256)	(5,959)	–
Net realized gain from investment transactions*
Class A Shares	–	–	(8)	–	(14,919)	–	–
Class C Shares	–	–	(6)	–	(12,336)	–	–
Class I Shares	–	–	(114)	–	(6,508)	–	–
Class R Shares	–	–	(3)	–	(2,146)	–	N/A
Class S Shares	–	–	(3)	–	(78,900)	–	–
Net Decrease from Dividends and Distributions	(396)	(2,764)	(274)	–	(139,088)	(7,135)	–
Capital Share Transactions:
Shares sold
Class A Shares	2,504	605	9,862	751	238,880	86,626	502
Class C Shares	193	341	2,650	788	104,220	112,280	546
Class I Shares	41,134	162	19,278	23,761	90,088	52,670	510
Class R Shares	65	514	50	500	39,595	20,844	N/A
Class S Shares	12,598	29,980	1,882	536	449,783	756,746	500
Redemption fees
Class I Shares	8	–	–	–	2	1	–
Class R Shares	–	–	–	–	–	–	N/A
Class S Shares	11	18	–	–	204	200	–
Reinvested dividends and distributions
Class A Shares	5	2	13	–	13,527	252	–
Class C Shares	–	19	4	–	8,915	321	–
Class I Shares	158	–	248	–	7,299	249	–
Class R Shares	1	–	2	–	1,717	7	N/A
Class S Shares	230	2,739	3	–	94,345	5,875	–
Shares repurchased
Class A Shares	(365)	(36)	(135)	(15)	(58,320)	(14,306)	–
Class C Shares	(181)	(178)	(57)	(1)	(15,655)	(8,228)	–
Class I Shares	(5,386)	(1)	(1,110)	(292)	(10,463)	(4,091)	–
Class R Shares	(7)	–	(9)	–	(8,377)	(3,538)	N/A
Class S Shares	(28,741)	(75,766)	(53)	(1)	(333,307)	(250,855)	–
Net Increase/(Decrease) from Capital Share Transactions	22,227	(41,601)	32,628	26,027	622,453	755,053	2,058
Net Increase/(Decrease) in Net Assets	13,637	(4,687)	34,169	25,575	550,048	1,117,525	1,936
Net Assets:
Beginning of period	140,667	145,354	25,575	–	1,732,810	615,285	–
End of period	$154,304	$140,667	$59,744	$25,575	$2,282,858	$1,732,810	$1,936
Undistributed net investment income/(loss)*	$35	$(8)	$–	$122	$(21,179)	$(1,048)	$(1)

*See Note 3 in Notes to Financial Statements.

  (1)  Period from November 28, 2006 (inception date) through July 31, 2007.

  (2)  Period from November 28, 2007 (inception date) through January 31, 2008.

See Notes to Financial Statements.
40 Janus Adviser Series January 31, 2008

Financial Highlights – Class A Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and	Janus Adviser Worldwide Fund
through each fiscal year or period ended July 31	2008	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$36.44	$28.37	$27.50	$24.88
Income from Investment Operations:
Net investment income/(loss)	.23	.33	.46	.23
Net gain/(loss) on securities (both realized and unrealized)	(2.10)	8.50	.72	2.52
Total from Investment Operations	(1.87)	8.83	1.18	2.75
Less Distributions:
Dividends (from net investment income)*	(.11)	(.76)	(.31)	(.13)
Distributions (from capital gains)*	–	–	–	–
Total Distributions	(.11)	(.76)	(.31)	(.13)
Net Asset Value, End of Period	$34.46	$36.44	$28.37	$27.50
Total Return**	(5.13)%	31.39%	4.26%	11.05%
Net Assets, End of Period (in thousands)	$2,659	$637	$50	$40
Average Net Assets for the Period (in thousands)	$1,778	$217	$45	$21
Ratio of Gross Expenses to Average Net Assets***(2)	0.90%	0.91%	0.91%	0.91%
Ratio of Net Expenses to Average Net Assets***(2)	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.57%	0.37%	1.45%	1.18%
Portfolio Turnover Rate***	32%	24%	48%	33%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and	Janus Adviser International Equity Fund
the period ended July 31, 2007	2008	2007(3)
Net Asset Value, Beginning of Period	$11.35	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.06)	.09
Net gain/(loss) on securities (both realized and unrealized)	.84	1.25
Total from Investment Operations	.78	1.34
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	–
Distributions (from capital gains)*	(.05)	–
Payment from affiliate	–	.01
Total Distributions and Other	(.09)	.01
Net Asset Value, End of Period	$12.04	$11.35
Total Return**	6.82%	13.50	%(4)
Net Assets, End of Period (in thousands)	$10,592	$800
Average Net Assets for the Period (in thousands)	$1,946	$643
Ratio of Gross Expenses to Average Net Assets***(2)	1.49%	1.50%
Ratio of Net Expenses to Average Net Assets***(2)	1.47%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.41)%	1.44%
Portfolio Turnover Rate***	53%	57%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  See Note 4 in Notes to Financial Statements.

(3)  Period from November 28, 2006 (inception date) through July 31, 2007.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.06%.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 41

Financial Highlights – Class A Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and	Janus Adviser International Growth Fund
through each fiscal year or period ended July 31	2008		2007		2006		2005(1)
Net Asset Value, Beginning of Period	$62.84		$43.41		$31.33		$24.80
Income from Investment Operations:
Net investment income/(loss)	.23		.26		.43		.27
Net gain/(loss) on securities (both realized and unrealized)	2.80		19.61		12.00		6.45
Total from Investment Operations	3.03		19.87		12.43		6.72
Less Distributions and Other:
Dividends (from net investment income)*	(.85)		(.46)		(.35)		(.19)
Distributions (from capital gains)*	(3.33)		–		–		–
Payment from affiliate	–	(2)	.02		–	(2)	–
Total Distributions and Other	(4.18)		(.44)		(.35)		(.19)
Net Asset Value, End of Period	$61.69		$62.84		$43.41		$31.33
Total Return**	4.77	%(3)	46.02	%(4)	39.84	%(3)	27.19%
Net Assets, End of Period (in thousands)	$289,266		$110,026		$19,442		$82
Average Net Assets for the Period (in thousands)	$235,061		$59,131		$8,012		$28
Ratio of Gross Expenses to Average Net Assets***(5)	0.98%		0.99%		1.00%		0.99%
Ratio of Net Expenses to Average Net Assets***(5)	0.98%		0.98%		0.98%		0.98%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.64%		0.54%		1.42%		1.24%
Portfolio Turnover Rate***	46%		41%		65%		50%

For a share outstanding during the six-month period	Janus Adviser Global Research Fund
ended January 31, 2008 (unaudited)	2008(6)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	–
Net gain/(loss) on securities (both realized and unrealized)	(.59)
Total from Investment Operations	(.59)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.41
Total Return**	(5.90)%
Net Assets, End of Period (in thousands)	$473
Average Net Assets for the Period (in thousands)	$485
Ratio of Gross Expenses to Average Net Assets***(5)	1.25%
Ratio of Net Expenses to Average Net Assets***(5)	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.07)%
Portfolio Turnover Rate***	73%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.04%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Period from November 28, 2007 (inception date) through January 31, 2008.

See Notes to Financial Statements.
42 Janus Adviser Series January 31, 2008

Financial Highlights – Class C Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and	Janus Adviser Worldwide Fund
through each fiscal year or period ended July 31	2008	2007	2006	2005	2004	2003(1)
Net Asset Value, Beginning of Period	$36.75	$28.71	$27.80	$25.31	$23.79	$21.37
Income from Investment Operations:
Net investment income/(loss)	–	(.13)	.20	.03	(.10)	.09
Net gain/(loss) on securities (both realized and unrealized)	(2.02)	8.83	.77	2.46	1.69	2.33
Total from Investment Operations	(2.02)	8.70	.97	2.49	1.59	2.42
Less Distributions:
Dividends (from net investment income)*	–	(.66)	(.06)	–	(.07)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	–	(.66)	(.06)	–	(.07)	–
Net Asset Value, End of Period	$34.73	$36.75	$28.71	$27.80	$25.31	$23.79
Total Return**	(5.50)%	30.51%	3.48%	9.84%	6.68%	11.32%
Net Assets, End of Period (in thousands)	$1,047	$1,097	$707	$795	$806	$832
Average Net Assets for the Period (in thousands)	$1,116	$946	$776	$823	$894	$708
Ratio of Gross Expenses to Average Net Assets***(2)	1.64%	1.65%	1.66%	1.65%	1.70%	1.70%
Ratio of Net Expenses to Average Net Assets***(2)	1.64%	1.65%	1.65%	1.65%	1.70%	1.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.06)%	(0.38)%	0.74%	0.14%	(0.23)%	0.55%
Portfolio Turnover Rate***	32%	24%	48%	33%	153%	95%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and	Janus Adviser International Equity Fund
the period ended July 31, 2007	2008		2007(3)
Net Asset Value, Beginning of Period	$11.30		$10.00
Income from Investment Operations:
Net investment income/(loss)	(.05)		.04
Net gain/(loss) on securities (both realized and unrealized)	.71		1.26
Total from Investment Operations	.66		1.30
Less Distributions and Other:
Dividends (from net investment income)*	–		–
Distributions (from capital gains)*	(.05)		–
Payment from affiliate	–	(4)	–
Total Distributions and Other	(.05)		–
Net Asset Value, End of Period	$11.91		$11.30
Total Return**	5.82	%(5)	13.00%
Net Assets, End of Period (in thousands)	$3,472		$846
Average Net Assets for the Period (in thousands)	$1,352		$619
Ratio of Gross Expenses to Average Net Assets***(2)	2.26%		2.26%
Ratio of Net Expenses to Average Net Assets***(2)	2.25%		2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.91)%		0.63%
Portfolio Turnover Rate***	53%		57%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2002 (inception date) through July 31, 2003.

(2)  See Note 4 in Notes to Financial Statements.

(3)  Period from November 28, 2006 (inception date) through July 31, 2007.

(4)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(5)  During the period year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.04%.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 43

Financial Highlights – Class C Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and	Janus Adviser International Growth Fund
through each fiscal year or period ended July 31	2008		2007		2006		2005	2004		2003(1)
Net Asset Value, Beginning of Period	$63.53		$44.15		$31.92		$24.30	$20.23		$17.92
Income from Investment Operations:
Net investment income/(loss)	.07		.10		.23		.01	.01		.06
Net gain/(loss) on securities (both realized and unrealized)	2.75		19.67		12.12		7.67	4.19		2.25
Total from Investment Operations	2.82		19.77		12.35		7.68	4.20		2.31
Less Distributions and Other:
Dividends (from net investment income)*	(.52)		(.40)		(.12)		(.06)	(.13)		–
Distributions (from capital gains)*	(3.33)		–		–		–	–		–
Payment from affiliate	–	(2)	.01		–	(2)	–	–	(2)	–
Total Distributions and Other	(3.85)		(.39)		(.12)		(.06)	(.13)		–
Net Asset Value, End of Period	$62.50		$63.53		$44.15		$31.92	$24.30		$20.23
Total Return**	4.37	%(3)	44.96	%(4)	38.76	%(3)	31.64%	20.75	%(3)	12.89%
Net Assets, End of Period (in thousands)	$246,694		$158,456		$28,905		$2,448	$1,975		$1,375
Average Net Assets for the Period (in thousands)	$213,594		$82,743		$11,720		$2,114	$1,839		$1,314
Ratio of Gross Expenses to Average Net Assets***(5)	1.73%		1.74%		1.75%		1.73%	1.74%		1.74%
Ratio of Net Expenses to Average Net Assets***(5)	1.73%		1.73%		1.73%		1.73%	1.74%		1.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.27)%		(0.22)%		0.57%		0.08%	0.08%		0.39%
Portfolio Turnover Rate***	46%		41%		65%		50%	80%		109%

For a share outstanding during the six-month period	Janus Adviser Global Research Fund
ended January 31, 2008 (unaudited)	2008(6)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.02)
Net gain/(loss) on securities (both realized and unrealized)	(.58)
Total from Investment Operations	(.60)
Less Distributions:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Total Distributions	–
Net Asset Value, End of Period	$9.40
Total Return**	(6.00)%
Net Assets, End of Period (in thousands)	$513
Average Net Assets for the Period (in thousands)	$512
Ratio of Gross Expenses to Average Net Assets***(5)	2.00%
Ratio of Net Expenses to Average Net Assets***(5)	2.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.95)%
Portfolio Turnover Rate***	73%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2002 (inception date) through July 31, 2003.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Period from November 28, 2007 (inception date) through January 31, 2008.

See Notes to Financial Statements.
44 Janus Adviser Series January 31, 2008

Financial Highlights – Class I Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and	Janus Adviser Worldwide Fund
through each fiscal year or period ended July 31	2008	2007	2006(1)
Net Asset Value, Beginning of Period	$36.41	$28.29	$28.54
Income from Investment Operations:
Net investment income/(loss)	.06	.87	.39
Net gain/(loss) on securities (both realized and unrealized)	(1.87)	8.04	(.24)
Total from Investment Operations	(1.81)	8.91	.15
Less Distributions and Other:
Dividends (from net investment income)*	(.14)	(.79)	(.40)
Distributions (from capital gains)*	–	–	–
Redemption fees	(.01)	–	–
Total Distributions and Other	(.15)	(.79)	(.40)
Net Asset Value, End of Period	$34.45	$36.41	$28.29
Total Return**	(5.00)%	31.77%	0.48%
Net Assets, End of Period (in thousands)	$34,657	$186	$10
Average Net Assets for the Period (in thousands)	$35,520	$89	$10
Ratio of Gross Expenses to Average Net Assets***(2)	0.65%	0.66%	0.66%
Ratio of Net Expenses to Average Net Assets***(2)	0.65%	0.65%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.84%	0.78%	2.03%
Portfolio Turnover Rate***	32%	24%	48%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and	Janus Adviser International Equity Fund
the period ended July 31, 2007	2008		2007(3)
Net Asset Value, Beginning of Period	$11.39		$10.00
Income from Investment Operations:
Net investment income/(loss)	.01		.05
Net gain/(loss) on securities (both realized and unrealized)	.72		1.34
Total from Investment Operations	.73		1.39
Less Distributions and Other:
Dividends (from net investment income)*	(.06)		–
Distributions (from capital gains)*	(.05)		–
Redemption fees	–	(4)	–
Payment from affiliate	–	(5)	–
Total Distributions and Other	(.11)		–
Net Asset Value, End of Period	$12.01		$11.39
Total Return**	6.36	%(6)	13.90%
Net Assets, End of Period (in thousands)	$42,621		$22,761
Average Net Assets for the Period (in thousands)	$27,510		$6,599
Ratio of Gross Expenses to Average Net Assets***(2)	1.26%		1.26%
Ratio of Net Expenses to Average Net Assets***(2)	1.25%		1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.23%		2.28%
Portfolio Turnover Rate***	53%		57%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2)  See Note 4 in Notes to Financial Statements.

(3)  Period from November 28, 2006 (inception date) through July 31, 2007.

(4)  Redemption fees aggregated less than $.01 on a per share basis for the period ended.

(5)  Payment from affiliate aggregated less than $.01 on a per share basis for the period ended.

(6)  During the period ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 45

Financial Highlights – Class I Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and	Janus Adviser International Growth Fund
through each fiscal year or period ended July 31	2008		2007		2006(1)
Net Asset Value, Beginning of Period	$62.87		$43.34		$35.86
Income from Investment Operations:
Net investment income/(loss)	.36		.35		.50
Net gain/(loss) on securities (both realized and unrealized)	2.77		19.67		7.34
Total from Investment Operations	3.13		20.02		7.84
Less Distributions and Other:
Dividends (from net investment income)*	(.93)		(.49)		(.37)
Distributions (from capital gains)*	(3.33)		–		–
Redemption fees	–	(2)	–	(2)	.01
Payment from affiliate	–	(3)	–	(3)	–	(3)
Total Distributions and Other	(4.26)		(.49)		(.36)
Net Asset Value, End of Period	$61.74		$62.87		$43.34
Total Return**	4.90	%(4)	46.39	%(4)	22.05	%(4)
Net Assets, End of Period (in thousands)	$150,394		$69,211		$10,565
Average Net Assets for the Period (in thousands)	$111,521		$32,194		$6,278
Ratio of Gross Expenses to Average Net Assets***(5)	0.71%		0.73%		0.75%
Ratio of Net Expenses to Average Net Assets***(5)	0.71%		0.71%		0.73%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.79%		0.77%		1.27%
Portfolio Turnover Rate***	46%		41%		65%

For a share outstanding during the six-month period	Janus Adviser Global Research Fund
ended January 31, 2008 (unaudited)	2008(6)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	–
Net gain/(loss) on securities (both realized and unrealized)	(.58)
Total from Investment Operations	(.58)
Less Distributions and Other:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Redemption fees	–
Total Distributions and Other	–
Net Asset Value, End of Period	$9.42
Total Return**	(5.80)%
Net Assets, End of Period (in thousands)	$480
Average Net Assets for the Period (in thousands)	$492
Ratio of Gross Expenses to Average Net Assets***(5)	1.00%
Ratio of Net Expenses to Average Net Assets***(5)	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.14%
Portfolio Turnover Rate***	73%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  During the fiscal year or period ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Period from November 28, 2007 (inception date) through January 31, 2008.

See Notes to Financial Statements.
46 Janus Adviser Series January 31, 2008

Financial Highlights – Class R Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and	Janus Adviser Worldwide Fund
through each fiscal year or period ended July 31	2008	2007	2006	2005(1)
Net Asset Value, Beginning of Period	$36.25	$28.26	$27.42	$24.88
Income from Investment Operations:
Net investment income/(loss)	.03	.55	.28	.10
Net gain/(loss) on securities (both realized and unrealized)	(1.98)	8.10	.75	2.54
Total from Investment Operations	(1.95)	8.65	1.03	2.64
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	(.66)	(.19)	(.10)
Distributions (from capital gains)*	–	–	–	–
Redemption fees	–	–	–	–
Total Distributions and Other	(.04)	(.66)	(.19)	(.10)
Net Asset Value, End of Period	$34.26	$36.25	$28.26	$27.42
Total Return**	(5.39)%	30.84%	3.75%	10.62%
Net Assets, End of Period (in thousands)	$536	$510	$12	$11
Average Net Assets for the Period (in thousands)	$540	$59	$12	$11
Ratio of Gross Expenses to Average Net Assets***(2)	1.40%	1.42%	1.40%	1.39%
Ratio of Net Expenses to Average Net Assets***(2)	1.40%	1.40%	1.39%	1.38%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.15%	(0.33)%	1.01%	0.45%
Portfolio Turnover Rate***	32%	24%	48%	33%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and	Janus Adviser International Equity Fund
the period ended July 31, 2007	2008	2007(3)
Net Asset Value, Beginning of Period	$11.32	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.03)	.07
Net gain/(loss) on securities (both realized and unrealized)	.71	1.25
Total from Investment Operations	.68	1.32
Less Distributions and Other:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	(.05)	–
Redemption fees	–	–
Total Distributions and Other	(.05)	–
Net Asset Value, End of Period	$11.95	$11.32
Total Return**	5.99%	13.20%
Net Assets, End of Period (in thousands)	$643	$566
Average Net Assets for the Period (in thousands)	$607	$553
Ratio of Gross Expenses to Average Net Assets***(2)	2.01%	2.00%
Ratio of Net Expenses to Average Net Assets***(2)	2.00%	2.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.42)%	0.85%
Portfolio Turnover Rate***	53%	57%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  See Note 4 in Notes to Financial Statements.

(3)  Period from November 28, 2006 (inception date) through July 31, 2007.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 47

Financial Highlights – Class R Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and	Janus Adviser International Growth Fund
through each fiscal year or period ended July 31	2008		2007		2006		2005(1)
Net Asset Value, Beginning of Period	$62.60		$43.45		$31.23		$24.80
Income from Investment Operations:
Net investment income/(loss)	.18		0.35		.23		.11
Net gain/(loss) on securities (both realized and unrealized)	2.69		19.26		11.92		6.48
Total from Investment Operations	2.87		19.61		12.15		6.59
Less Distributions and Other:
Dividends (from net investment income)*	(.71)		(.46)		(.14)		(.16)
Distributions (from capital gains)*	(3.33)		–		–		–
Redemption fees	–		–	(2)	.21		–
Payment from affiliate	–	(3)	–	(3)	–	(3)	–
Total Distributions and Other	(4.04)		(.46)		.07		(.16)
Net Asset Value, End of Period	$61.43		$62.60		$43.45		$31.23
Total Return**	4.52	%(4)	45.33	%(4)	39.64	%(4)	26.67%
Net Assets, End of Period (in thousands)	$50,912		$19,950		$650		$12
Average Net Assets for the Period (in thousands)	$34,952		$7,384		$183		$11
Ratio of Gross Expenses to Average Net Assets***(5)	1.44%		1.46%		1.50%		1.48%
Ratio of Net Expenses to Average Net Assets***(5)	1.43%		1.44%		1.48%		1.48%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.11)%		0.10%		0.68%		0.48%
Portfolio Turnover Rate***	46%		41%		65%		50%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  During the fiscal year or period ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
48 Janus Adviser Series January 31, 2008

Financial Highlights – Class S Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and	Janus Adviser Worldwide Fund
through each fiscal year ended July 31	2008	2007	2006		2005		2004	2003
Net Asset Value, Beginning of Period	$36.50	$28.35	$27.47		$24.97		$23.43	$23.20
Income from Investment Operations:
Net investment income/(loss)	.08	.12	.59		.20		.06	.16
Net gain/(loss) on securities (both realized and unrealized)	(2.00)	8.65	.52		2.40		1.63	.16
Total from Investment Operations	(1.92)	8.77	1.11		2.60		1.69	.32
Less Distributions and Other:
Dividends (from net investment income)*	(.07)	(.62)	(.23)		(.10)		(.15)	(.09)
Distributions (from capital gains)*	–	–	–		–		–	–
Redemption fees	– (1)	– (1)	–	(1)	–	(1)	– (1)	– (1)
Payment from affiliate	–	–	–	(2)	–	(2)	–	–
Total Distributions and Other	(.07)	(.62)	(.23)		(.10)		(.15)	(.09)
Net Asset Value, End of Period	$34.51	$36.50	$28.35		$27.47		$24.97	$23.43
Total Return**	(5.28)%	31.17%	4.03	%(3)	10.41	%(3)	7.20%	1.35%
Net Assets, End of Period (in thousands)	$115,405	$138,237	$144,575		$461,508		$709,102	$1,124,330
Average Net Assets for the Period (in thousands)	$131,210	$144,333	$329,236		$585,697		$1,033,359	$1,070,521
Ratio of Gross Expenses to Average Net Assets***(4)	1.15%	1.15%	1.15%		1.15%		1.20%	1.20%
Ratio of Net Expenses to Average Net Assets***(4)	1.15%	1.15%	1.15%		1.15%		1.20%	1.20%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.43%	0.11%	1.14%		0.61%		0.23%	0.78%
Portfolio Turnover Rate***	32%	24%	48%		33%		153%	95%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and	Janus Adviser International Equity Fund
the period ended July 31, 2007	2008	2007(5)
Net Asset Value, Beginning of Period	$11.34	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.06)	.08
Net gain/(loss) on securities (both realized and unrealized)	.76	1.26
Total from Investment Operations	.70	1.34
Less Distributions and Other:
Dividends (from net investment income)*	(.01)	–
Distributions (from capital gains)*	(.05)	–
Redemption fees	–	–
Total Distributions and Other	(.06)	–
Net Asset Value, End of Period	$11.98	$11.34
Total Return**	6.13%	13.40%
Net Assets, End of Period (in thousands)	$2,416	$602
Average Net Assets for the Period (in thousands)	$863	$565
Ratio of Gross Expenses to Average Net Assets***(4)	1.76%	1.75%
Ratio of Net Expenses to Average Net Assets***(4)	1.75%	1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.30)%	1.10%
Portfolio Turnover Rate***	53%	57%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

(5)  Period from November 28, 2006 (inception date) through July 31, 2007.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 49

Financial Highlights – Class S Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited) and	Janus Adviser International Growth Fund
through each fiscal year ended July 31	2008		2007		2006		2005		2004		2003(1)
Net Asset Value, Beginning of Period	$62.75		$43.37		$31.28		$23.78		$19.87		$19.50
Income from Investment Operations:
Net investment income/(loss)	.17		.08		.38		.19		.18		.18
Net gain/(loss) on securities (both realized and unrealized)	2.79		19.68		11.92		7.48		3.93		.26
Total from Investment Operations	2.96		19.76		12.30		7.67		4.11		.44
Less Distributions and Other:
Dividends (from net investment income)*	(.69)		(.39)		(.22)		(.17)		(.21)		(.08)
Distributions (from capital gains)*	(3.33)		–		–		–		–		–
Redemption fees	.01		.01		.01		–	(2)	.01		.01
Payment from affiliate	–	(3)	–	(3)	–	(3)	–	(3)	–	(3)	–
Total Distributions and Other	(4.01)		(.38)		(.21)		(.17)		(.20)		(.07)
Net Asset Value, End of Period	$61.70		$62.75		$43.37		$31.28		$23.78		$19.87
Total Return**	4.66	%(4)	45.74	%(4)	39.47	%(4)	32.35	%(4)	20.76	%(4)	2.31%
Net Assets, End of Period (in thousands)	$1,545,592		$1,375,167		$555,723		$296,948		$297,519		$476,269
Average Net Assets for the Period (in thousands)	$1,499,961		$924,935		$446,026		$295,750		$419,064		$487,811
Ratio of Gross Expenses to Average Net Assets***(5)	1.19%		1.20%		1.24%		1.23%		1.24%		1.24%
Ratio of Net Expenses to Average Net Assets***(5)	1.19%		1.19%		1.23%		1.23%		1.24%		1.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.43%		0.29%		1.39%		0.59%		0.44%		0.86%
Portfolio Turnover Rate***	46%		41%		65%		50%		80%		109%

For a share outstanding during the six-month period	Janus Adviser Global Research Fund
ended January 31, 2008 (unaudited)	2008(6)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)
Net gain/(loss) on securities (both realized and unrealized)	(.58)
Total from Investment Operations	(.59)
Less Distributions and Other:
Dividends (from net investment income)*	–
Distributions (from capital gains)*	–
Redemption fees	–
Total Distributions and Other	–
Net Asset Value, End of Period	$9.41
Total Return**	(5.90)%
Net Assets, End of Period (in thousands)	$470
Average Net Assets for the Period (in thousands)	$484
Ratio of Gross Expenses to Average Net Assets***(5)	1.50%
Ratio of Net Expenses to Average Net Assets***(5)	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.32)%
Portfolio Turnover Rate***	73%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Certain prior year amounts have been reclassified to conform to current year presentation.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(4)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Period from November 28, 2007 (inception date) through January 31, 2008.

See Notes to Financial Statements.
50 Janus Adviser Series January 31, 2008

Notes to Schedules of Investments (unaudited)

Lipper Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Lipper International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World Growth Index	Measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  #  Loaned security; a portion or all of the security is on loan at January 31, 2008.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

ºº  Schedule of Fair Valued Securities (as of January 31, 2008)

	Value	Value as a % of Net Assets
Janus Adviser International Growth Fund
Eurodekania, Ltd.	$3,221,281	0.1%
Star Asia Financial, Ltd. (144A)	1,378,300	0.1%
Trinity, Ltd.	5,214,707	0.2%
	$9,814,288	0.4%

Securities are valued at "fair value" pursuant to procedures adopted by the Fund's Trustees. The Schedule of Fair Valued Securities does not include international activities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of January 31, 2008)

	Acquisition Date	Acquisition Cost	Value	Value as a % of Net Assets
Janus Adviser International Growth Fund
Eurodekania, Ltd.ºº	3/8/07	$2,841,329	$3,221,281	0.1%
Star Asia Financial, Ltd. (144A)ºº	2/22/07 - 6/22/07	1,305,608	1,378,300	0.1%
Trinity, Ltd.ºº	11/14/07	5,272,128	5,214,707	0.2%
		$9,419,065	$9,814,288	0.4%

The Fund has registration rights for certain restricted securities held as of January 31, 2008. The issuer incurs all registration costs.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of January 31, 2008 is noted below.

Fund	Aggregate Value
Janus Adviser International Growth Fund	$5,923,500

Janus Adviser Series January 31, 2008 51

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser Worldwide Fund, Janus Adviser International Equity Fund, Janus Adviser International Growth Fund and Janus Adviser Global Research Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Adviser Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust offers twenty-eight funds, which include multiple series of shares with differing investment objectives and policies.

The Funds invest primarily in equity securities. Each Fund is classified as diversified as defined in the 1940 Act.

Each Fund in this report, except Janus Adviser Global Research Fund, currently offers five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Janus Adviser Global Research Fund currently offers four classes of shares: Class A Shares, Class C Shares, Class I Shares and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

Effective September 30, 2002 the initial class of shares was designated as Class I Shares and a second class of shares, Class C Shares was added. Effective September 30, 2004, two additional classes were added to the Trust and designated as Class A Shares and Class R Shares. Effective November 28, 2005, the existing Class I Shares were renamed Class S Shares and a new Class I Shares was added to the Trust.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events

52 Janus Adviser Series January 31, 2008

occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based on the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Each Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of January 31, 2008, the following Funds had on loan securities valued as indicated:

Fund	Value at January 31, 2008
Janus Adviser Worldwide Fund	$7,834,480
Janus Adviser International Equity Fund	622,522
Janus Adviser International Growth Fund	30,476,914

As of January 31, 2008, the following Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at January 31, 2008
Janus Adviser Worldwide Fund	$8,076,951
Janus Adviser International Equity Fund	655,998
Janus Adviser International Growth Fund	31,575,175

As of January 31, 2008, all cash collateral received by the Funds was invested in the Allianz Dresdner Daily Asset Fund except as noted in the following table:

Fund	Time Deposits
Janus Adviser Worldwide Fund	$4,590,650
Janus Adviser International Equity Fund	655,998
Janus Adviser International Growth Fund	4,544,612

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based upon this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Janus Adviser Series January 31, 2008 53

Notes to Financial Statements (unaudited) (continued)

Interfund Lending

Pursuant to an exemptive order received from the SEC, each Fund may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Short Sales

The Funds may engage in "short sales against the box." Short sales against the box involve either selling short a security that the Fund owns, or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities by locking in gains. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Funds may also engage in other short sales. A Fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Fund's short sale positions will not exceed 10% of its assets. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Fund may recognize upon termination of a short sale. Short sales held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Futures Contracts

The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian.

Options Contracts

The Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

54 Janus Adviser Series January 31, 2008

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash ''exercise settlement amount'' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed ''index multiplier.'' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as "Options written at value" (if applicable). Realized gains and losses are reported as "Net realized gain/(loss) from options contracts" on the Statement of Operations (if applicable). The Funds did not recognize realized gains/(losses) for written options during the six-month period ended January 31, 2008.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may

Janus Adviser Series January 31, 2008 55

Notes to Financial Statements (unaudited) (continued)

be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and also applies to all open tax years as of the date of effectiveness. Management has evaluated the Funds' tax positions taken on federal income tax returns for purposes of implementing the Interpretation and has determined that no provision for income tax is required in the Funds' financial statements. Management is not aware of any events that are reasonably possible to occur that would result in any unrecognized future tax benefits significantly impacting the Funds.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, the Funds will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below for each Fund.

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Janus Adviser Worldwide Fund	All Asset Levels	0.60
Janus Adviser International Equity Fund	All Asset Levels	0.68
Janus Adviser International Growth Fund	All Asset Levels	0.64
Janus Adviser Global Research Fund	All Asset Levels	0.64

For Janus Adviser Worldwide Fund, Janus Adviser International Equity Fund and Janus Adviser Global Research Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index
Janus Adviser Worldwide Fund	MSCI World IndexSM
Janus Adviser International Equity Fund	MSCI EAFE® Index
Janus Adviser Global Research Fund	MSCI World Growth Index

56 Janus Adviser Series January 31, 2008

Any performance adjustment commenced on February 1, 2007 for Janus Adviser Worldwide Fund and December 1, 2007 for Janus Adviser International Equity Fund, prior to which only the base fee rate applied. Only the base fee rate will apply until December 2008 for Janus Adviser Global Research Fund, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by each of the Funds listed above consists of two components: (i) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007 for Janus Adviser Worldwide Fund, December 2007 for Janus Adviser International Equity Fund and December 2008 for Janus Adviser Global Research Fund. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's performance relative of its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares against the investment record of the benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.

The Funds' prospectus and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment. During the six-month period ended January 31, 2008, Janus Adviser Worldwide Fund recorded a positive Performance Adjustment of $15,807 and Janus Adviser International Equity Fund recorded a positive Performance Adjustment of $3,788. Janus Adviser Global Research Fund will not record a Performance Adjustment until December 2008.

Effective for the period from July 1, 2006 through January 31, 2007 ("Waiver Period") for Janus Adviser Worldwide Fund, Janus Capital contractually agreed to waive its right to receive a portion of the Fund's advisory fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver applied for any calendar month in the Waiver Period if the Fund's performance for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the advisory fee, was less than benchmark performance for that period. The Excess Expense Reimbursement line on the Statement of Operations includes the waived amounts for the Fund.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital is the Funds' transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

Janus Adviser Series January 31, 2008 57

Notes to Financial Statements (unaudited) (continued)

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Distributors LLC ("Janus Distributors"), a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Fund. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any Fund's actual distribution and service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least December 1, 2009 to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Fund	Expense Limit (%)
Janus Adviser Worldwide Fund	0.65
Janus Adviser International Equity Fund	1.25
Janus Adviser International Growth Fund	0.73
Janus Adviser Global Research Fund	1.00

During the fiscal year ended July 31, 2007, Janus Capital reimbursed the following Funds as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Fund	For the fiscal year ended July 31, 2007
Janus Adviser International Growth Fund – Class A Shares	$1
Janus Adviser International Growth Fund – Class C Shares	1

During the six-month period ended January 31, 2008 and the fiscal year ended July 31, 2007, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Fund	For the six-month period ended January 31, 2008
Janus Adviser International Equity Fund - Class C Shares	$359
Janus Adviser International Equity Fund - Class I Shares	4,257
Janus Adviser International Growth Fund – Class A Shares	4,429
Janus Adviser International Growth Fund – Class C Shares	2,965
Janus Adviser International Growth Fund – Class I Shares	243
Janus Adviser International Growth Fund – Class R Shares	1
Janus Adviser International Growth Fund – Class S Shares	1,778
Fund	For the fiscal year ended July 31, 2007
Janus Adviser International Equity Fund – Class A Shares	$361
Janus Adviser International Growth Fund – Class A Shares	10,696
Janus Adviser International Growth Fund – Class C Shares	12,030
Janus Adviser International Growth Fund – Class S Shares	6,607

For the six-month period ended January 31, 2008, Janus Capital assumed $18,230 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. As a result, no fees were allocated to Janus Adviser International Equity Fund and Janus Adviser Global Research Fund. Additionally, all future non-recurring costs will be allocated to the Portfolios based upon the Portfolios' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $83,430 was paid by the Trust during the six-month period ended January 31, 2008. Each Fund's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as

58 Janus Adviser Series January 31, 2008

unrealized appreciation/(depreciation) and is shown as of January 31, 2008 on the Statement of Assets and Liabilities as an asset, "Non-interested Trustees' deferred compensation," and a liability, "Non-interested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended January 31, 2008 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended January 31, 2008.

Class A Shares may include a contingent deferred sales charge of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. During the six-month period ended January 31, 2008, there were no shareholders of Class A Shares that paid the contingent deferred sales charges.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share.

During the six-month period ended January 31, 2008, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Fund (Class C Shares)	Contingent Deferred Sales Charge
Janus Adviser International Equity Fund	$53
Janus Adviser International Growth Fund	26,392

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries.

During the six-month period ended January 31, 2008, Janus Distributors retained the following upfront sales charge:

Fund (Class A Shares)	Upfront Sales Charge
Janus Adviser Worldwide Fund	$1,466
Janus Adviser International Equity Fund	4,675
Janus Adviser International Growth Fund	109,596

A 2.00% redemption fee may be imposed on Class I Shares, Class R Shares and Class S Shares of the Funds held for three months or less. Effective for shares purchased on or after February 15, 2008, the period during which a redemption fee may apply will change from three months or less to 90 days or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for as an addition to Paid-in-Capital. Total redemption fees received by the Funds for the six-month period ended January 31, 2008 are indicated in the table below:

Fund	Redemption fees
Janus Adviser Worldwide Fund - Class I Shares	$7,835
Janus Adviser Worldwide Fund - Class R Shares	10,582
Janus Adviser International Equity Fund - Class I Shares	50
Janus Adviser International Equity Fund - Class S Shares	342
Janus Adviser International Growth Fund - Class I Shares	2,370
Janus Adviser International Growth Fund - Class S Shares	204,049

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Janus Capital invested and/or redeemed initial seed capital during the six-month period ended January 31, 2008, as indicated in the table below.

Fund	Seed Capital at 7/31/2007	Purchases	Date of Purchases	Redemptions	Date of Redemption	Seed Capital at 1/31/2008
Janus Adviser Worldwide Fund – Class I Shares	$10,000	$–	–	$–	–	$10,000
Janus Adviser Worldwide Fund – Class R Shares	10,000	–	–	–	–	10,000
Janus Adviser International Equity Fund – Class A Shares	500,000	–	–	–	–	500,000
Janus Adviser International Equity Fund – Class C Shares	500,000	–	–	–	–	500,000
Janus Adviser International Equity Fund – Class I Shares	500,000	–	–	–	–	500,000
Janus Adviser International Equity Fund – Class R Shares	500,000	–	–	–	–	500,000
Janus Adviser International Equity Fund – Class S Shares	500,000	–	–	–	–	500,000
Janus Adviser Global Research Fund – Class A Shares	–	500,000	11/27/07	–	–	500,000
Janus Adviser Global Research Fund – Class C Shares	–	500,000	11/27/07	–	–	500,000
Janus Adviser Global Research Fund – Class I Shares	–	500,000	11/27/07	–	–	500,000
Janus Adviser Global Research Fund – Class S Shares	–	500,000	11/27/07	–	–	500,000

Janus Adviser Series January 31, 2008 59

Notes to Financial Statements (unaudited) (continued)

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended January 31, 2008, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 1/31/08
Janus Institutional Cash Management Fund - Institutional Shares
Janus Adviser Worldwide Fund	$28,274,570	$28,051,356	$132,042	$931,000
Janus Adviser International Equity Fund	8,100,789	5,194,834	40,554	3,185,626
Janus Adviser International Growth Fund	253,971,350	169,618,962	2,988,310	150,906,026
Janus Adviser Global Research Fund	577,873	572,873	678	5,000
	$290,924,582	$203,438,025	$3,161,584	$155,027,652
Janus Institutional Money Market Fund - Institutional Shares
Janus Adviser Worldwide Fund	$27,215,345	$30,780,477	$91,407	$1,479,000
Janus Adviser International Equity Fund	17,481,964	17,128,166	13,593	731,100
Janus Adviser International Growth Fund	278,566,540	320,285,038	1,141,035	13,193,000
Janus Adviser Global Research Fund	1,584,198	1,583,198	824	1,000
	$324,848,047	$369,776,879	$1,246,859	$15,404,100

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of January 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and passive foreign investment companies.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Adviser Worldwide Fund	$152,974,695	$28,894,274	$(18,198,565)	$10,695,709
Janus Adviser International Equity Fund	57,151,245	4,259,364	(3,432,734)	826,630
Janus Adviser International Growth Fund	1,971,970,241	479,540,205	(133,455,360)	346,084,845
Janus Adviser Global Research Fund	1,979,014	56,423	(170,403)	(113,980)

60 Janus Adviser Series January 31, 2008

Net capital loss carryovers as of July 31, 2007 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
for the year ended July 31, 2007

Fund	July 31, 2010	July 31, 2011	Accumulated Capital Losses
Janus Adviser Worldwide Fund(1)	$(11,459,364)	$(101,879,046)	$(113,338,410)
Janus Adviser International Equity Fund	–	–	–
Janus Adviser International Growth Fund	–	–	–
Janus Adviser Global Research Fund	–	–	–

(1) Capital loss carryovers subject to annual limitations.

During the year ended July 31, 2007, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Loss Carryover Utilized
Janus Adviser Worldwide Fund	$20,351,489
Janus Adviser International Growth Fund	41,701,298

Janus Adviser Series January 31, 2008 61

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

Listed below are the gross expense ratios for the various Funds that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period
ended January 31, 2008 (unaudited) and
for each fiscal year or period ended July 31

	Class A Shares							Class C Shares									Class I Shares
Fund	2008(1)		2007(1)		2006(1)	2005(1)		2008(1)		2007(1)		2006(1)	2005(1)	2004(1)	2003		2008(1)		2007(1)		2006(1)
Janus Adviser Worldwide Fund	1.02%		1.06%		1.17%	0.95	%(2)	2.02%		1.83%		1.68%	1.74%	1.72%	1.73	%(3)	0.75%		0.80%		0.74	%(4)
Janus Adviser International Equity Fund	1.99%		9.77	%(5)	N/A	N/A		2.57%		11.49	%(5)	N/A	N/A	N/A	N/A		1.71%		2.40	%(5)	N/A
Janus Adviser International Growth Fund	0.98%		0.99%		1.04%	1.05	%(2)	1.77%		1.75%		1.77%	1.83%	1.74%	1.77	%(3)	0.71%		0.73%		0.75	%(4)
Janus Adviser Global Research Fund	25.98	%(6)	N/A		N/A	N/A		27.27	%(6)	N/A		N/A	N/A	N/A	N/A		25.77	%(6)	N/A		N/A

  (1)  The effect of non-recurring costs assumed by Janus Capital Management LLC (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements for all Funds except Janus Adviser International Equity Fund and Janus Adviser Global Research Fund and was less than 0.01%.

  (2)  Period from September 30, 2004 (inception date) through July 31, 2005.

  (3)  Period from September 30, 2002 (inception date) through July 31, 2003.

  (4)  Period from November 28, 2005 (inception date) through July 31, 2006.

  (5)  Period from November 28, 2006 (inception date) through July 31, 2007.

  (6)  Period from November 28, 2007 (inception date) through January 31, 2008.

62 Janus Adviser Series January 31, 2008

	Class R Shares						Class S Shares
Fund	2008(1)	2007(1)		2006(1)	2005(1)		2008(1)		2007(1)		2006(1)	2005(1)	2004(1)	2003
Janus Adviser Worldwide Fund	1.49%	1.54%		1.46%	1.39	%(2)	1.24%		1.28%		1.19%	1.15%	1.22%	1.23%
Janus Adviser International Equity Fund	2.50%	11.43	%(5)	N/A	N/A		2.14%		11.01	%(5)	N/A	N/A	N/A	N/A
Janus Adviser International Growth Fund	1.44%	1.46%		1.52%	1.50	%(2)	1.19%		1.20%		1.24%	1.25%	1.25%	1.26%
Janus Adviser Global Research Fund	N/A	N/A		N/A	N/A		26.05	%(6)	N/A		N/A	N/A	N/A	N/A

Janus Adviser Series January 31, 2008 63

Notes to Financial Statements (unaudited) (continued)

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended January 31, 2008 (unaudited) and the fiscal year or period ended July 31, 2007	Janus Adviser Worldwide Fund		Janus Adviser International Equity Fund		Janus Adviser International Growth Fund		Janus Adviser Global Research Fund
(all numbers in thousands)	2008	2007	2008	2007(1)	2008	2007	2008(2)
Transactions in Fund Shares - Class A Shares
Shares sold	70	16	820	72	3,627	1,561	50
Reinvested dividends and distributions	–	–	1	–	217	5	–
Shares repurchased	(10)	(1)	(11)	(2)	(906)	(263)	–
Net Increase/(Decrease) in Fund Shares	60	15	810	70	2,938	1,303	50
Shares Outstanding, Beginning of Period	17	2	70	–	1,751	448	–
Shares Outstanding, End of Period	77	17	880	70	4,689	1,751	50
Transactions in Fund Shares - Class C Shares
Shares sold	5	10	221	75	1,553	1,976	55
Reinvested dividends and distributions	–	–	–	–	141	6	–
Shares repurchased	(5)	(5)	(5)	–	(241)	(143)	–
Net Increase/(Decrease) in Fund Shares	–	5	216	75	1,453	1,839	55
Shares Outstanding, Beginning of Period	30	25	75	–	2,494	655	–
Shares Outstanding, End of Period	30	30	291	75	3,947	2,494	55
Transactions in Fund Shares - Class I Shares
Shares sold	1,147	5	1,623	2,024	1,382	925	51
Reinvested dividends and distributions	5	–	20	–	117	5	–
Shares repurchased	(151)	–	(94)	(25)	(164)	(73)	–
Net Increase/(Decrease) in Fund Shares	1,001	5	1,549	1,999	1,335	857	51
Shares Outstanding, Beginning of Period	5	–	1,999	–	1,101	244	–
Shares Outstanding, End of Period	1,006	5	3,548	1,999	2,436	1,101	51
Transactions in Fund Shares - Class R Shares
Shares sold	2	14	5	50	611	363	N/A
Reinvested dividends and distributions	–	–	–	–	28	–	N/A
Shares repurchased	–	–	(1)	–	(129)	(59)	N/A
Net Increase/(Decrease) in Fund Shares	2	14	4	50	510	304	N/A
Shares Outstanding, Beginning of Period	14	–	50	–	319	15	N/A
Shares Outstanding, End of Period	16	14	54	50	829	319	N/A
Transactions in Fund Shares - Class S Shares
Shares sold	346	879	153	53	6,875	13,534	50
Reinvested dividends and distributions	6	83	–	–	1,512	110	–
Shares repurchased	(796)	(2,274)	(4)	–	(5,251)	(4,543)	–
Net Increase/(Decrease) in Fund Shares	(444)	(1,312)	149	53	3,136	9,101	50
Shares Outstanding, Beginning of Period	3,788	5,100	53	–	21,914	12,813	–
Shares Outstanding, End of Period	3,344	3,788	202	53	25,050	21,914	50

(1)  Period from November 28, 2006 (inception date) through July 31, 2007.

(2)  Period from November 28, 2007 (inception date) through January 31, 2008.

64 Janus Adviser Series January 31, 2008

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended January 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and option contracts) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Adviser Worldwide Fund	$54,692,293	$26,624,104	$–	$–
Janus Adviser International Equity Fund	35,578,960	8,631,686	–	–
Janus Adviser International Growth Fund	858,161,783	454,639,784	–	–
Janus Adviser Global Research Fund(1)	2,223,045	243,238	–	–

(1) Period from November 28, 2007 (inception date) through January 31, 2008.

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital

Janus Adviser Series January 31, 2008 65

Notes to Financial Statements (unaudited) (continued)

Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

66 Janus Adviser Series January 31, 2008

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

FOR JANUS ADVISER WORLDWIDE FUND, JANUS ADVISER INTERNATIONAL EQUITY FUND, AND JANUS ADVISER INTERNATIONAL GROWTH FUND

The Trustees of Janus Adviser Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the five Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2008 through February 1, 2009 (January 1, 2008 through January 1, 2009 for Janus Adviser INTECH Risk-Managed Core Fund, and excluding those Funds whose agreements are already in effect for an initial term through February 1, 2009), subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser

Janus Adviser Series January 31, 2008 67

Additional Information (unaudited) (continued)

to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Funds whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the investment performance of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Funds effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Funds to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

68 Janus Adviser Series January 31, 2008

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds declined in the past few years, those Funds benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain share classes of the Funds for services provided. They also considered Janus Capital's past and proposed use of commissions paid by Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Funds and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Fund to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They also concluded that Janus Capital benefits from the receipt of proprietary and third-party research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, was in the best interest of the respective Funds and their shareholders.

For Janus Adviser Global Research Fund

The Trustees of Janus Adviser Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), the investment adviser of Janus Adviser Global Research Fund (the "New Fund"), considered the proposed investment advisory agreement for the New Fund. In the course of their consideration of that agreement, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Independent Trustees and their counsel, and also considered information provided by their independent fee consultant. Based on their evaluation of that information, as well as other information, the Trustees, at a meeting held on September 25, 2007, unanimously approved the investment advisory agreement for the New Fund for an initial term through February 1, 2009, subject to earlier termination as provided for in the agreement.

In considering the agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

Nature, Extent and Quality of Services

The Trustees' analysis of the nature, extent, and quality of Janus Capital's proposed services to the New Fund took into account the investment objective and strategies of the New Fund and the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing reviews of information related to

Janus Adviser Series January 31, 2008 69

Additional Information (unaudited) (continued)

Janus funds. In addition, the Trustees reviewed Janus Capital's resources and key personnel, especially those who would be providing investment management and administrative services to the New Fund. The Trustees also considered other services to be provided to the New Fund by Janus Capital, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the New Fund's administrator, monitoring adherence to the New Fund's investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.

The Trustees concluded that the nature and extent of the services to be provided by Janus Capital to the New Fund were appropriate and consistent with the terms of the proposed advisory agreement and that the New Fund was likely to benefit from services provided under its agreement with Janus Capital. They also concluded that the quality of Janus Capital's services to the other Funds for which it serves as investment adviser has generally been good, and is consistent with or superior to quality norms in the mutual fund industry; that Janus Capital has sufficient personnel, with the appropriate education and experience, to serve the New Fund effectively; and that Janus Capital's financial condition is sound. In reaching their conclusions, the Trustees considered information provided by Janus Capital for their consideration of the proposed agreement, as well as information previously provided to them by Janus Capital in connection with their consideration of the continuation of other investment advisory agreements entered into with Janus Capital on behalf of other Funds.

Costs of Services Provided

The Trustees examined the proposed fee information and estimated expenses for the New Fund in comparison to information for other comparable funds as provided by an independent provider of investment company data.

The Trustees considered the methodology used by Janus Capital in determining compensation payable to the portfolio manager and the competition for investment management talent, as well as the competitive market for mutual funds in different distribution channels.

The Trustees concluded that the estimated overall expense ratio of each class of shares of the New Fund, taking into account the expense limitations agreed to by Janus Capital, was comparable to or more favorable than the median expense ratio of its peers and that the fees that the New Fund will pay to Janus Capital are reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital charges to other similarly situated clients.

Benefits Derived from the Relationship with the New Fund

The Trustees also considered benefits that would accrue to Janus Capital and its affiliates from their relationship with the New Fund, noting that two affiliates of Janus Capital would serve the New Fund as transfer agent and distributor, respectively, and that the transfer agent would receive compensation from the New Fund's Class S Shares for its services. They also considered Janus Capital's proposed use of commissions (to be paid by the New Fund on its portfolio brokerage transactions) to obtain proprietary and third-party research products and services benefiting the New Fund and/or other clients of Janus Capital.

The Trustees concluded that, other than the services to be provided by Janus Capital and its affiliates pursuant to the proposed agreement and the fees to be paid by the New Fund therefor, the New Fund and Janus Capital may potentially benefit from their relationship with each other in other ways. They also concluded that Janus Capital may potentially benefit from the receipt of proprietary and third-party research products and services to be acquired through commissions paid on portfolio transactions of the New Fund or other Funds in the Janus complex, and that the New Fund may potentially benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. The Trustees further concluded that Janus Capital's use of "soft" commission dollars to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the New Fund. They also concluded that success of the New Fund could attract other business to Janus Capital or its other Funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the New Fund.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that approval of the New Fund's investment advisory agreement was in the best interest of the New Fund and its shareholders.

70 Janus Adviser Series January 31, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each class of a Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund's subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2007 or estimates for the initial fiscal year. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing written options contracts follows each Fund's Schedule of Investments (if applicable). Written options contracts are contracts that obligate to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Adviser Series January 31, 2008 71

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value ("NAV") for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the

72 Janus Adviser Series January 31, 2008

use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Adviser Series January 31, 2008 73

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Funds distributed by Janus Distributors LLC (3/08)

C-0308-023  108-24-400 03-08

2008 Semiannual Report

Janus Adviser Series

Risk-Managed

Janus Adviser INTECH Risk-Managed Growth Fund

Janus Adviser INTECH Risk-Managed Core Fund

Janus Adviser INTECH Risk-Managed Value Fund

Janus Adviser INTECH Risk-Managed International Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics
    and holdings

Janus Adviser Series

Useful Information About Your Fund Report	1

Management Commentaries and Schedules of Investments

Risk-Managed

INTECH Risk-Managed Growth Fund	2

INTECH Risk-Managed Core Fund	12

INTECH Risk-Managed Value Fund	22

INTECH Risk-Managed International Fund	34

Statements of Assets and Liabilities	46

Statements of Operations	47

Statements of Changes in Net Assets	48

Financial Highlights	49

Notes to Schedules of Investments	59

Notes to Financial Statements	60

Additional Information	74

Explanations of Charts, Tables and Financial Statements	76

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Management Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was January 31, 2008. As the investing environment changes, so could the managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from August 1, 2007 to January 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Fund's total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least December 1, 2009. Expenses in the examples reflect application of these waivers. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees (where applicable). Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series January 31, 2008 1

Janus Adviser INTECH Risk-Managed
Growth Fund (unaudited)

Managed by INTECH

Fund Snapshot

This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

For the six-month period ended January 31, 2008, Janus Adviser INTECH Risk-Managed Growth Fund returned (3.33)% for its Class S Shares. This compares to the (3.15)% return posted by the Russell 1000® Growth Index, the Fund's benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investment process seeks to build a more efficient portfolio than its benchmark, the Russell 1000 Growth® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the Index, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH's 20-year history, we have experienced six-month periods of similar magnitude in terms of both underperformance and outperformance. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the Russell 1000 Growth® Index over the long term, while attempting to control risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Managing risk remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market's direction.

Thank you for your investment in Janus Adviser INTECH Risk-Managed Growth Fund.

2 Janus Adviser Series January 31, 2008

(unaudited)

Janus Adviser INTECH Risk-Managed Growth Fund At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2008

Microsoft Corp. Applications Software	4.3%
Schlumberger, Ltd. (U.S. Shares) Oil - Field Services	2.9%
Merck & Company, Inc. Medical - Drugs	2.7%
Cisco Systems, Inc. Networking Products	2.2%
IBM Corp. Computers	2.1%
14.2%

Asset Allocation – (% of Net Assets)

As of January 31, 2008

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2008	As of July 31, 2007

Janus Adviser Series January 31, 2008 3

Janus Adviser INTECH Risk-Managed
Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2008								Expense Ratios – for the fiscal year ended July 31, 2007
	Fiscal Year-to-Date	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser INTECH Risk-Managed Growth Fund - Class A Shares								0.81%	0.81	%(a)
NAV	(3.28)%	(3.08)%		10.79%		9.64%
MOP	(8.83)%	(8.65)%		9.70%		8.57%
Janus Adviser INTECH Risk-Managed Growth Fund - Class C Shares								1.59%	1.59	%(a)
NAV	(3.66)%	(3.87)%		10.23%		9.07%
CDSC	(4.58)%	(4.79)%
Janus Adviser INTECH Risk-Managed Growth Fund - Class I Shares	(3.19)%	(2.86)%		10.79%		9.64%		0.56%	0.56	%(b)
Janus Adviser INTECH Risk-Managed Growth Fund - Class R Shares	(3.49)%	(3.56)%		10.53%		9.38%		1.34%	1.34	%(c)
Janus Adviser INTECH Risk-Managed Growth Fund - Class S Shares	(3.33)%	(3.26)%		10.79%		9.64%		1.05%	1.05	%(c)
Russell 1000® Growth Index	(3.15)%	0.51%		10.84%		9.40%
Lipper Quartile - Class S Shares	–	4	th	4	th	4	th
Lipper Ranking - Class S Shares based on total returns for Multi-Cap Growth Funds	–	417/525		286/344		277/341

  Visit janus.com/info to view up-to-date performance
  and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower. Effective for shares purchased on or after February 15, 2008, the period during which a redemption fee may apply will change from 3 months or less to 90 days or less.

(a) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

4 Janus Adviser Series January 31, 2008

(unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or janus.com/info for more information about risk, portfolio holdings and details.

Due to certain investment strategies, the fund may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

The Fund's Class C Shares commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class C Shares from January 2, 2003 through the most recent period shown. The performance shown reflects the fees and expenses of Class C Shares without, the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on January 2, 2003. All performance shown has been restated based on Class I Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class R Shares without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the stated objective(s) will be met.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date - January 2, 2003

Janus Adviser Series January 31, 2008 5

Janus Adviser INTECH Risk-Managed
Growth Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$967.20	$3.91
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.01
Expense Example - Class C Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$963.40	$7.90
Hypothetical (5% return before expenses)	$1,000.00	$1,017.09	$8.11
Expense Example - Class I Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$968.10	$2.82
Hypothetical (5% return before expenses)	$1,000.00	$1,022.27	$2.90
Expense Example - Class R Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$965.10	$6.32
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.50
Expense Example - Class S Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$966.70	$5.09
Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.23

*Expenses are equal to the annualized expense ratio of 0.79% for Class A Shares, 1.60% for Class C Shares, 0.57% for Class I Shares, 1.28% for Class R Shares and 1.03% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

6 Janus Adviser Series January 31, 2008

Janus Adviser INTECH Risk-Managed
Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Common Stock - 98.6%
Aerospace and Defense - 1.8%
150,200	Boeing Co.	$12,493,636
98,800	Lockheed Martin Corp.	10,662,496
27,100	Northrop Grumman Corp.	2,150,656
1,400	Raytheon Co.	91,196
		25,397,984
Aerospace and Defense - Equipment - 1.3%
58,100	Alliant Techsystems, Inc.*,#	6,149,885
134,300	B.F. Goodrich Co.	8,400,465
3,200	BE Aerospace, Inc.*	123,552
43,000	United Technologies Corp.	3,156,630
		17,830,532
Agricultural Chemicals - 0.6%
28,500	Monsanto Co.	3,204,540
51,500	Mosaic Co.*	4,687,015
		7,891,555
Airlines - 0.1%
46,500	Delta Air Lines, Inc.*	782,595
33,100	Northwest Airlines Corp.*	619,301
		1,401,896
Applications Software - 4.3%
22,100	Citrix Systems, Inc.*	765,102
1,857,800	Microsoft Corp.	60,564,280
9,500	Red Hat, Inc.*	177,460
		61,506,842
Athletic Footwear - 0.5%
111,100	NIKE, Inc. - Class B	6,861,536
Audio and Video Products - 0.1%
37,500	Harman International Industries, Inc.	1,746,375
Automotive - Medium and Heavy Duty Trucks - 0.5%
71,700	Oshkosh Truck Corp.	3,280,992
77,200	PACCAR, Inc.#	3,622,224
		6,903,216
Automotive - Truck Parts and Equipment - Original - 0.6%
53,500	Borg-Warner Automotive, Inc.#	2,707,635
136,500	Johnson Controls, Inc.	4,828,005
8,201	WABCO Holdings, Inc.	330,418
		7,866,058
Batteries and Battery Systems - 0.5%
81,000	Energizer Holdings, Inc.*	7,583,220
Beverages - Non-Alcoholic - 3.3%
358,400	Coca-Cola Co.	21,206,528
37,100	Pepsi Bottling Group, Inc.	1,292,935
345,200	PepsiCo, Inc.	23,539,188
		46,038,651
Beverages - Wine and Spirits - 0.3%
70,500	Brown-Forman Corp. - Class B	4,440,090
Brewery - 0.1%
17,900	Anheuser-Busch Companies, Inc.	832,708
Broadcast Services and Programming - 1.6%
11,500	Clear Channel Communications, Inc.	353,165
322,000	Discovery Holding Co. - Class A*	7,476,840
369,800	Liberty Global, Inc. - Class A*	14,943,618
		22,773,623

Shares or Principal Amount		Value
Building Products - Cement and Aggregate - 0.7%
75,700	Martin Marietta Materials, Inc.#	$9,289,904
Cable Television - 0.9%
155,800	Cablevision Systems New York Group - Class A*	3,658,184
58,000	Comcast Corp. - Class A*	1,053,280
118,100	DIRECTV Group, Inc.*	2,666,698
176,700	DISH Network Corp. - Class A	4,990,008
16,400	Time Warner Cable, Inc.*	412,624
		12,780,794
Casino Hotels - 0.8%
158,500	MGM Mirage*	11,605,370
Casino Services - 0.1%
36,500	Scientific Games Corp. - Class A*,#	868,700
Cellular Telecommunications - 0.1%
14,700	Leap Wireless International, Inc.*,#	607,845
10,600	MetroPCS Communications, Inc.*	191,542
		799,387
Chemicals - Diversified - 0.4%
148,600	Celanese Corp. - Class A	5,524,948
Chemicals - Specialty - 0.3%
2,300	Albemarle Corp.	83,398
5,600	Lubrizol Corp.	294,616
211,200	Nalco Holding Co.	4,422,528
		4,800,542
Commercial Banks - 0%
8,300	Commerce Bancorp, Inc.	316,313
Commercial Services - 0.1%
17,500	Alliance Data Systems Corp.*,#	884,975
12,200	Quanta Services, Inc.*	267,424
		1,152,399
Computer Services - 0%
4,200	FactSet Research Systems, Inc.	234,906
Computers - 6.1%
197,600	Apple, Inc.*	26,747,136
66,600	Dell, Inc.*	1,334,664
656,000	Hewlett-Packard Co.	28,700,000
280,400	IBM Corp.#	30,098,136
		86,879,936
Computers - Integrated Systems - 0.1%
50,800	Diebold, Inc.	1,314,704
13,300	NCR Corp.*	285,684
17,200	Terdata Corp.*	409,704
		2,010,092
Computers - Memory Devices - 0.5%
454,800	EMC Corp.*	7,217,676
Consulting Services - 0.2%
62,100	Accenture, Ltd. - Class A (U.S. Shares)	2,149,902
Consumer Products - Miscellaneous - 0.2%
38,900	Kimberly-Clark Corp.	2,553,785
Containers - Metal and Glass - 1.3%
59,000	Ball Corp.	2,707,510
42,900	Crown Holdings, Inc.*	1,051,908
283,100	Owens-Illinois, Inc.*,#	14,268,240
		18,027,658

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 7

Janus Adviser INTECH Risk-Managed
Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Cosmetics and Toiletries - 2.7%
20,600	Avon Products, Inc.	$721,412
150,700	Colgate-Palmolive Co.	11,603,900
19,600	Estee Lauder Companies, Inc. - Class A	827,120
383,934	Procter & Gamble Co.	25,320,447
		38,472,879
Data Processing and Management - 2.0%
12,200	Dun & Bradstreet Corp.	1,122,156
23,200	Fidelity National Information Services, Inc.	984,840
95,800	MasterCard, Inc. - Class A#	19,830,600
83,200	NAVTEQ Corp.*	6,148,480
		28,086,076
Dental Supplies and Equipment - 0.3%
110,600	Dentsply International, Inc.	4,568,886
Diagnostic Equipment - 0.2%
55,300	Gen-Probe, Inc.*	3,160,395
Diagnostic Kits - 0.4%
99,400	IDEXX Laboratories, Inc.*	5,603,178
Distribution/Wholesale - 0%
15,700	Fastenal Co.#	634,437
Diversified Operations - 4.9%
74,900	3M Co.#	5,965,785
39,700	Carlisle Companies, Inc.	1,322,010
55,500	Cooper Industries, Ltd. - Class A	2,471,970
23,400	Eaton Corp.	1,936,584
636,500	General Electric Co.	22,538,465
121,700	Harsco Corp.	6,927,164
322,000	Honeywell International, Inc.	19,020,540
9,800	Illinois Tool Works, Inc.	493,920
39,200	Ingersoll-Rand Co. - Class A	1,549,184
30,800	Roper Industries, Inc.#	1,722,336
87,600	Textron, Inc.	4,909,980
		68,857,938
Drug Delivery Systems - 0.1%
41,700	Hospira, Inc.*	1,714,287
E-Commerce/Products - 1.4%
263,700	Amazon.com, Inc.*	20,489,490
E-Commerce/Services - 0.1%
183,400	Hlth Corp.*	2,052,246
Electric - Integrated - 2.2%
39,400	Allegheny Energy, Inc.	2,158,726
121,900	Constellation Energy Group, Inc.	11,453,724
43,800	Exelon Corp.	3,337,122
296,300	PPL Corp.	14,494,996
		31,444,568
Electric Products - Miscellaneous - 0.1%
20,800	AMETEK, Inc.	916,032
Electronic Components - Miscellaneous - 0.3%
66,700	Garmin, Ltd. (U.S. Shares)#	4,812,405
Electronic Components - Semiconductors - 1.4%
20,400	Altera Corp.	344,556
15,700	Cree, Inc.*	463,935
469,000	Intel Corp.	9,942,800
127,900	Intersil Corp. - Class A	2,945,537
17,100	MEMC Electronic Materials, Inc.*	1,221,966
17,700	National Semiconductor Corp.	326,211
139,700	Texas Instruments, Inc.	4,320,921
		19,565,926

Shares or Principal Amount		Value
Electronic Connectors - 0%
6,800	Thomas & Betts Corp.*	$307,700
Electronic Design Automation - 0%
30,100	Cadence Design Systems, Inc.*	305,515
Electronic Measuring Instruments - 0.3%
11,800	National Instruments Corp.	316,948
136,500	Trimble Navigation, Ltd.*	3,610,425
		3,927,373
Electronic Parts Distributors - 0.6%
112,300	Arrow Electronics, Inc.*	3,842,906
137,700	Avnet, Inc.*	4,903,497
		8,746,403
Electronics - Military - 0.1%
16,900	L-3 Communications Holdings, Inc.	1,873,027
Energy - Alternate Sources - 0.3%
22,700	First Solar, Inc.*	4,126,179
Engineering - Research and Development Services - 1.4%
53,900	Fluor Corp.	6,558,013
105,000	Foster Wheeler, Ltd.*	7,189,350
62,300	Jacobs Engineering Group, Inc.*	4,762,212
10,000	McDermott International, Inc.*	471,800
8,800	URS Corp.*	386,320
		19,367,695
Engines - Internal Combustion - 0.5%
142,600	Cummins, Inc.	6,884,728
Enterprise Software/Services - 0.4%
17,700	BEA Systems, Inc.*	330,813
235,244	Oracle Corp.*	4,834,264
		5,165,077
Filtration and Separations Products - 0.2%
81,000	Pall Corp.	2,988,090
Finance - Consumer Loans - 0.1%
41,400	SLM Corp.#	900,450
Finance - Investment Bankers/Brokers - 0%
600	Goldman Sachs Group, Inc.	120,462
Finance - Other Services - 1.1%
6,675	CME Group, Inc.	4,131,158
79,500	IntercontinentalExchange, Inc.*	11,126,820
10,800	MF Global, Ltd.*	324,540
		15,582,518
Food - Confectionary - 0.5%
131,200	Wm. Wrigley Jr. Co.#	7,534,816
Food - Diversified - 0.2%
21,800	H.J. Heinz Co.	927,808
49,300	Kellogg Co.	2,361,470
		3,289,278
Food - Retail - 0.1%
41,000	Kroger Co.	1,043,450
Footwear and Related Apparel - 0.4%
150,500	Crocs, Inc.*,#	5,235,895
Garden Products - 0.2%
59,000	Toro Co.	2,911,060
Hazardous Waste Disposal - 0.4%
84,300	Stericycle, Inc.*,#	4,995,618

See Notes to Schedules of Investments and Financial Statements.
8 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Health Care Cost Containment - 0%
8,400	McKesson Corp.	$527,436
Hospital Beds and Equipment - 0.3%
94,300	Kinetic Concepts, Inc.*,#	4,694,254
Human Resources - 0.3%
90,500	Hewitt Associates, Inc. - Class A*	3,363,885
25,900	Manpower, Inc.	1,457,134
		4,821,019
Independent Power Producer - 1.4%
145,600	Mirant Corp.*,#	5,363,904
378,800	NRG Energy, Inc.*	14,617,892
		19,981,796
Industrial Automation and Robotics - 0.2%
50,100	Rockwell Automation, Inc.	2,856,702
Industrial Gases - 0.3%
39,100	Air Products and Chemicals, Inc.	3,519,782
10,500	Praxair, Inc.	849,555
		4,369,337
Instruments - Controls - 0.3%
35,400	Mettler-Toledo International, Inc.*	3,515,220
Instruments - Scientific - 0.3%
56,200	PerkinElmer, Inc.	1,398,818
19,600	Thermo Fisher Scientific, Inc.*	1,009,204
42,700	Waters Corp.*	2,453,115
		4,861,137
Internet Security - 0.3%
63,100	McAfee, Inc.*	2,123,946
51,200	VeriSign, Inc.*	1,736,704
		3,860,650
Investment Management and Advisory Services - 0.2%
67,200	Eaton Vance Corp.	2,504,544
3,900	Franklin Resources, Inc.	406,497
		2,911,041
Life and Health Insurance - 0.5%
8,300	AFLAC, Inc.	509,039
121,600	CIGNA Corp.	5,977,856
700	Prudential Financial, Inc.	59,059
		6,545,954
Machine Tools and Related Products - 0.1%
53,300	Kennametal, Inc.	1,632,579
Machinery - Construction and Mining - 1.0%
196,300	Caterpillar, Inc.	13,964,782
10,500	Terex Corp.*	616,980
		14,581,762
Machinery - Farm - 0%
700	Deere & Co.	61,432
Machinery - Pumps - 0.4%
62,300	Flowserve Corp.	5,116,076
Medical - Biomedical and Genetic - 0.8%
8,600	Biogen Idec, Inc.*	524,170
99,000	Celgene Corp.*	5,554,890
28,300	Charles River Laboratories International, Inc.*	1,757,430
32,900	Invitrogen Corp.*,#	2,818,543
		10,655,033

Shares or Principal Amount		Value
Medical - Drugs - 6.8%
402,700	Abbott Laboratories	$22,672,010
2,166	Allergan, Inc.	145,534
493,300	Bristol-Myers Squibb Co.	11,439,627
56,400	Eli Lilly and Co.	2,905,728
39,900	Endo Pharmaceuticals Holdings, Inc.*	1,042,986
817,100	Merck & Company, Inc.	37,815,388
1,026,000	Schering-Plough Corp.	20,078,820
		96,100,093
Medical - HMO - 1.3%
50,900	Aetna, Inc.	2,710,934
40,000	Coventry Health Care, Inc.*	2,263,200
78,200	Health Net, Inc.*	3,635,518
4,500	Humana, Inc.*	361,350
111,900	Sierra Health Services, Inc.*	4,809,462
81,760	UnitedHealth Group, Inc.	4,156,678
		17,937,142
Medical - Hospitals - 0%
6,200	Universal Health Services, Inc. - Class B	292,206
Medical - Wholesale Drug Distributors - 0.1%
17,100	Cardinal Health, Inc.	991,287
Medical Instruments - 0.6%
25,600	Beckman Coulter, Inc.	1,702,400
17,300	Intuitive Surgical, Inc.*	4,394,200
38,800	Medtronic, Inc.	1,806,916
		7,903,516
Medical Labs and Testing Services - 0.8%
64,100	Covance, Inc.*,#	5,330,556
1,800	Laboratory Corporation of America Holdings*	132,984
122,500	Quest Diagnostics, Inc.	6,041,700
		11,505,240
Medical Products - 3.1%
278,100	Baxter International, Inc.	16,891,794
15,900	Becton, Dickinson and Co.	1,375,827
8,900	Cooper Companies, Inc.	350,482
45,300	Henry Schein, Inc.*	2,633,289
48,400	Johnson & Johnson	3,061,784
214,900	Stryker Corp.	14,391,853
74,500	Zimmer Holdings, Inc.*	5,831,115
		44,536,144
Metal - Copper - 0.7%
112,800	Southern Copper Corp.#	10,585,152
Metal - Iron - 0%
4,800	Cleveland-Cliffs, Inc.#	488,832
Metal Processors and Fabricators - 2.0%
252,700	Precision Castparts Corp.	28,757,260
Multimedia - 0%
18,100	News Corporation, Inc. - Class A	342,090
1,590	Walt Disney Co.	47,589
		389,679
Networking Products - 2.5%
1,286,400	Cisco Systems, Inc.*	31,516,800
118,100	Juniper Networks, Inc.*	3,206,415
		34,723,215

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 9

Janus Adviser INTECH Risk-Managed
Growth Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Non-Hazardous Waste Disposal - 0.1%
62,600	Republic Services, Inc.	$1,878,000
Oil - Field Services - 4.5%
35,500	Baker Hughes, Inc.	2,305,015
197,600	Global Industries, Ltd.*	3,489,616
16,700	Halliburton Co.	553,939
32,100	Oceaneering International, Inc.*	1,848,318
547,500	Schlumberger, Ltd. (U.S. Shares)	41,314,350
126,400	Smith International, Inc.#	6,852,144
64,400	Superior Energy Services, Inc.*	2,581,796
81,300	Weatherford International, Ltd.*	5,025,153
		63,970,331
Oil and Gas Drilling - 1.3%
28,600	Diamond Offshore Drilling, Inc.	3,229,798
68,700	Noble Corp. (U.S. Shares)	3,006,999
9,000	Pride International, Inc.*	285,390
95,985	Transocean, Inc.*	11,767,761
		18,289,948
Oil Companies - Exploration and Production - 0.3%
94,300	Denbury Resources, Inc.*	2,385,790
22,000	XTO Energy, Inc.	1,142,680
		3,528,470
Oil Companies - Integrated - 1.2%
204,400	Exxon Mobil Corp.	17,660,160
Oil Field Machinery and Equipment - 2.0%
56,600	Cameron International Corp.*	2,278,716
186,600	Dresser-Rand Group, Inc.*	5,915,220
77,800	FMC Technologies, Inc.*	3,746,848
14,100	Grant Prideco, Inc.*	701,898
250,000	National-Oilwell Varco, Inc.*	15,057,500
		27,700,182
Oil Refining and Marketing - 1.7%
34,700	Cheniere Energy, Inc.*,#	1,044,817
48,700	Frontier Oil Corp.	1,717,649
6,600	Holly Corp.	319,572
256,800	Tesoro Corp.#	10,028,040
192,400	Valero Energy Corp.	11,388,156
		24,498,234
Paper and Related Products - 0%
65,700	Domtar Corp. (U.S. Shares)*	530,199
Pharmacy Services - 2.3%
99,900	Express Scripts, Inc. - Class A*	6,742,251
502,366	Medco Health Solutions, Inc.*	25,158,489
		31,900,740
Physician Practice Management - 0%
5,200	Pediatrix Medical Group, Inc.*	354,068
Pipelines - 0.1%
18,300	Equitable Resources, Inc.	1,020,225
14,400	Questar Corp.	733,104
		1,753,329
Power Converters and Power Supply Equipment - 0.1%
15,500	Hubbell, Inc.	739,040
Private Corrections - 0.1%
38,200	Corrections Corporation of America*	1,013,828
Publishing - Books - 0%
9,200	John Wiley & Sons, Inc. - Class A	362,664

Shares or Principal Amount		Value
Quarrying - 0.2%
31,508	Vulcan Materials Co.#	$2,472,118
Racetracks - 0.4%
120,800	Penn National Gaming, Inc.*	6,299,720
Real Estate Operating/Development - 0%
8,700	Forest City Enterprises, Inc. - Class A	346,695
Reinsurance - 0%
4,600	Transatlantic Holdings, Inc.	313,720
Rental Auto/Equipment - 0.1%
32,400	Avis Budget Group, Inc.*	432,540
29,000	Hertz Global Holdings, Inc.*	432,680
		865,220
Research and Development - 0.1%
17,800	Pharmaceutical Product Development, Inc.	771,808
Respiratory Products - 0%
10,200	Respironics, Inc.*	668,202
Retail - Apparel and Shoe - 0.4%
72,300	Coach, Inc.*	2,317,215
104,200	Hanesbrands, Inc.*	2,668,562
13,200	Polo Ralph Lauren Corp.	799,788
		5,785,565
Retail - Auto Parts - 0.1%
11,900	AutoZone, Inc.*	1,438,472
Retail - Catalog Shopping - 0.1%
46,000	MSC Industrial Direct Company, Inc. - Class A	1,889,220
Retail - Computer Equipment - 0.7%
178,000	GameStop Corp. - Class A*	9,207,940
Retail - Consumer Electronics - 0.1%
115,500	RadioShack Corp.#	2,003,925
Retail - Discount - 0.3%
7,500	Big Lots, Inc.*,#	130,200
124,900	Dollar Tree Stores, Inc.*	3,498,449
1,700	Target Corp.#	94,486
2,100	Wal-Mart Stores, Inc.	106,848
		3,829,983
Retail - Drug Store - 0.8%
266,446	CVS/Caremark Corp.	10,410,045
16,600	Walgreen Co.	582,826
		10,992,871
Retail - Jewelry - 0.1%
31,500	Tiffany & Co.	1,256,850
Retail - Restaurants - 0%
10,300	McDonald's Corp.	551,565
Rubber - Tires - 0.3%
157,000	Goodyear Tire & Rubber Co.*	3,951,690
Satellite Telecommunications - 0.1%
42,680	EchoStar Holding Corporation*	1,247,110
Schools - 1.2%
105,700	Apollo Group, Inc. - Class A*	8,428,518
27,600	Career Education Corp.*	600,024
90,300	ITT Educational Services, Inc.*	8,248,905
		17,277,447

See Notes to Schedules of Investments and Financial Statements.
10 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Semiconductor Components/Integrated Circuits - 0.6%
89,100	Analog Devices, Inc.	$2,526,876
99,100	Cypress Semiconductor Corp.*	2,105,875
131,200	Linear Technology Corp.#	3,630,304
		8,263,055
Semiconductor Equipment - 0.2%
19,000	Applied Materials, Inc.	340,480
7,600	KLA-Tencor Corp.	317,528
70,600	Varian Semiconductor Equipment Associates, Inc.*	2,274,026
		2,932,034
Soap and Cleaning Preparations - 0.3%
74,400	Church & Dwight Company, Inc.	3,959,568
Software Tools - 0%
5,800	VMware, Inc.*,#	328,570
Steel - Producers - 0.6%
185,900	AK Steel Holding Corp.#	8,882,302
Steel - Specialty - 0%
6,700	Allegheny Technologies, Inc.	471,680
Telecommunication Equipment - 0.4%
117,500	CommScope, Inc.*	5,211,125
10,900	Harris Corp.	596,121
		5,807,246
Telecommunication Equipment - Fiber Optics - 0.1%
14,100	Ciena Corp.*,#	382,533
35,700	Corning, Inc.	859,299
		1,241,832
Telecommunication Services - 0%
10,100	Amdocs, Ltd. (U.S. Shares)*	334,209
Telephone - Integrated - 0.1%
25,800	Telephone and Data Systems, Inc.	1,360,692
Textile - Apparel - 0.2%
63,300	Guess?, Inc.#	2,361,723
Theaters - 0%
13,000	Regal Entertainment Group - Class A#	241,020
Therapeutics - 0.2%
10,600	Amylin Pharmaceuticals, Inc.*,#	314,290
33,900	Gilead Sciences, Inc.*	1,548,891
14,200	ImClone Systems, Inc.*	617,274
53,500	Warner Chilcott, Ltd.*,#	906,825
		3,387,280
Tobacco - 0.4%
7,200	Altria Group, Inc.	545,904
61,300	Loews Corp. - Carolina Group	5,034,569
		5,580,473
Toys - 0.1%
43,300	Mattel, Inc.	909,733
Transportation - Marine - 0.1%
23,300	Frontline, Ltd.#	991,881
15,000	Tidewater, Inc.#	794,400
		1,786,281
Transportation - Railroad - 0.3%
8,200	CSX Corp.	397,536
27,900	Union Pacific Corp.	3,488,337
		3,885,873

Shares or Principal Amount		Value
Transportation - Truck - 0.2%
72,600	J.B. Hunt Transport Services, Inc.#	$2,257,860
Veterinary Diagnostics - 0%
11,500	VCA Antech, Inc.*	444,590
Vitamins and Nutrition Products - 0%
14,100	NBTY, Inc.*	341,502
Web Portals/Internet Service Providers - 1.4%
35,800	Google, Inc. - Class A*	20,201,940
Wire and Cable Products - 0%
600	General Cable Corp.*	34,806
Wireless Equipment - 0%
7,700	QUALCOMM, Inc.	326,634
Total Common Stock (cost $1,407,000,548)		1,396,862,086
Money Markets - 1.5%
12,054,922	Janus Institutional Cash Management Fund - Institutional Shares, 3.95%	12,054,922
9,024,400	Janus Institutional Money Market Fund - Institutional Shares, 3.81%	9,024,400
Total Money Markets (cost $21,079,322)		21,079,322
Other Securities - 5.8%
49,316,902	Allianz Dresdner Daily Asset Fund†	49,316,902
33,396,269	Time Deposits†	33,396,269
Total Other Securities (cost $82,713,171)		82,713,171
Total Investments (total cost $1,510,793,041) – 105.9%		1,500,654,579
Liabilities, net of Cash, Receivables and Other Assets – (5.9)%		(83,753,424)
Net Assets – 100%		$1,416,901,155

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$11,520,749	0.8%
Canada	530,199	0.0%
Cayman Islands	7,819,404	0.5%
Netherlands	41,314,350	2.8%
United Kingdom	334,209	0.0%
United States††	1,439,135,668	95.9%
Total	$1,500,654,579	100.0%

††Includes Short-Term Securities and Other Securities (89.0% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 11

Janus Adviser INTECH Risk-Managed
Core Fund (unaudited)

Managed by INTECH

Fund Snapshot

This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

For the six-month period ended January 31, 2008, Janus Adviser INTECH Risk-Managed Core Fund returned (3.37)% for its Class S Shares. This compares to the (4.32)% return posted by the S&P 500® Index, the Fund's benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investment process seeks to build a more efficient portfolio than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the Index, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH's 20-year history, we have experienced six-month periods of similar magnitude in terms of both underperformance and outperformance. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long term, while attempting to control risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Managing risk remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market's direction.

Thank you for your investment in Janus Adviser INTECH Risk-Managed Core Fund.

12 Janus Adviser Series January 31, 2008

(unaudited)

Janus Adviser INTECH Risk-Managed Core Fund At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2008

Exxon Mobil Corp. Oil Companies - Integrated	4.6%
AT&T, Inc. Telephone - Integrated	4.5%
General Electric Co. Diversified Operations	3.1%
Merck & Company, Inc. Medical - Drugs	2.5%
Procter & Gamble Co. Cosmetics and Toiletries	2.0%
16.7%

Asset Allocation – (% of Net Assets)

As of January 31, 2008

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2008	As of July 31, 2007

Janus Adviser Series January 31, 2008 13

Janus Adviser INTECH Risk-Managed
Core Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2008								Expense Ratios – for the fiscal year ended July 31, 2007
	Fiscal Year-to-Date	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser INTECH Risk-Managed Core Fund - Class A Shares								0.88%	0.85	%(a)
NAV	(3.30)%	(4.80)%		13.07%		11.82%
MOP	(8.91)%	(10.30)%		11.74%		10.53%
Janus Adviser INTECH Risk-Managed Core Fund - Class C Shares								1.64%	1.61	%(a)
NAV	(3.67)%	(5.53)%		12.50%		11.28%
CDSC	(4.67)%	(6.44)%
Janus Adviser INTECH Risk-Managed Core Fund - Class I Shares	(3.20)%	(4.58)%		13.05%		11.81%		0.59%	0.59	%(b)
Janus Adviser INTECH Risk-Managed Core Fund - Class R Shares	(3.49)%	(5.19)%		12.50%		11.26%		1.30%	1.30	%(c)
Janus Adviser INTECH Risk-Managed Core Fund - Class S Shares	(3.37)%	(4.94)%		13.12%		11.88%		1.08%	1.08	%(c)
S&P 500® Index	(4.32)%	(2.31)%		12.04%		10.54%
Lipper Quartile - Class S Shares	–	4	th	2	nd	2	nd
Lipper Ranking - Class S Shares based on total returns for Multi-Cap Core Funds	–	662/880		175/505		166/503

  Visit janus.com/info to view up-to-date performance
  and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower. Effective for shares purchased on or after February 15, 2008, the period during which a redemption fee may apply will change from 3 months or less to 90 days or less.

(a) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

14 Janus Adviser Series January 31, 2008

(unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

The Fund's Class C Shares commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class C Shares from January 2, 2003 through the most recent period shown. The performance shown reflects the fees and expenses of Class C Shares without, the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on January 2, 2003. All performance shown has been restated based on Class I Shares' estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class R Shares without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the stated objective(s) will be met.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date - January 2, 2003

Janus Adviser Series January 31, 2008 15

Janus Adviser INTECH Risk-Managed
Core Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$967.00	$4.15
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.27
Expense Example - Class C Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$963.30	$7.85
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.06
Expense Example - Class I Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$968.00	$2.67
Hypothetical (5% return before expenses)	$1,000.00	$1,022.42	$2.75
Expense Example - Class R Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$965.10	$6.42
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.60
Expense Example - Class S Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$966.30	$4.99
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	5.13

*Expenses are equal to the annualized expense ratio of 0.84% for Class A Shares, 1.59% for Class C Shares, 0.54% for Class I Shares, 1.30% for Class R Shares and 1.01% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

16 Janus Adviser Series January 31, 2008

Janus Adviser INTECH Risk-Managed Core Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Common Stock - 99.0%
Advertising Agencies - 0.1%
9,800	Interpublic Group of Companies, Inc.*,#	$87,514
2,800	Omnicom Group, Inc.	127,036
		214,550
Aerospace and Defense - 3.0%
14,500	Boeing Co.	1,206,110
7,900	General Dynamics Corp.	667,234
20,400	Lockheed Martin Corp.	2,201,568
4,400	Northrop Grumman Corp.	349,184
5,800	Raytheon Co.	377,812
700	Rockwell Collins, Inc.	44,240
		4,846,148
Aerospace and Defense - Equipment - 0.7%
13,400	B.F. Goodrich Co.	838,170
4,600	United Technologies Corp.	337,686
		1,175,856
Agricultural Chemicals - 0.4%
5,100	Monsanto Co.	573,444
Agricultural Operations - 0.1%
2,000	Archer-Daniels-Midland Co.	88,100
Apparel Manufacturers - 0.4%
9,000	VF Corp.	696,330
Appliances - 0.1%
1,700	Whirlpool Corp.	144,687
Applications Software - 1.3%
3,900	Citrix Systems, Inc.*	135,018
10,300	Compuware Corp.*	87,550
55,600	Microsoft Corp.	1,812,560
		2,035,128
Athletic Footwear - 0.5%
12,200	NIKE, Inc. - Class B	753,472
Audio and Video Products - 0.1%
4,200	Harman International Industries, Inc.	195,594
Automotive - Cars and Light Trucks - 0.1%
3,600	General Motors Corp.	101,916
Automotive - Medium and Heavy Duty Trucks - 0.6%
20,950	PACCAR, Inc.#	982,974
Automotive - Truck Parts and Equipment - Original - 0.9%
39,800	Johnson Controls, Inc.	1,407,726
Beverages - Non-Alcoholic - 2.2%
23,400	Coca-Cola Co.	1,384,578
22,500	Coca-Cola Enterprises, Inc.	519,075
8,900	Pepsi Bottling Group, Inc.	310,165
19,000	PepsiCo, Inc.	1,295,610
		3,509,428
Beverages - Wine and Spirits - 0.3%
7,700	Brown-Forman Corp. - Class B	484,946
3,100	Constellation Brands, Inc. - Class A*	64,790
		549,736
Brewery - 0.3%
11,200	Molson Coors Brewing Co. - Class B	500,304
Broadcast Services and Programming - 0.4%
20,700	Clear Channel Communications, Inc.	635,697

Shares or Principal Amount		Value
Building Products - Air and Heating - 0.1%
2,000	Trane, Inc.	$89,560
Cable Television - 1.1%
61,900	Comcast Corp. - Class A*	1,124,104
28,800	DIRECTV Group, Inc.*	650,304
		1,774,408
Chemicals - Diversified - 0.6%
5,400	Dow Chemical Co.	208,764
700	E.I. du Pont de Nemours and Co.	31,626
11,700	PPG Industries, Inc.	773,253
		1,013,643
Chemicals - Specialty - 0%
1,200	International Flavors & Fragrances, Inc.	51,132
Coal - 0%
500	CONSOL Energy, Inc.	36,500
Coatings and Paint Products - 0%
700	Sherwin-Williams Co.	40,047
Commercial Banks - 0.1%
1,800	Commerce Bancorp, Inc.	68,598
500	M&T Bank Corp.	45,885
1,800	Marshall & Ilsley Corporation	50,220
		164,703
Computers - 4.1%
17,400	Apple, Inc.*	2,355,264
7,500	Dell, Inc.*	150,300
54,900	Hewlett-Packard Co.	2,401,875
16,900	IBM Corp.#	1,814,046
		6,721,485
Computers - Integrated Systems - 0.2%
16,300	Terdata Corp.*	388,266
Computers - Memory Devices - 0.5%
47,800	EMC Corp.*	758,586
1,400	SanDisk Corp.*	35,630
		794,216
Consumer Products - Miscellaneous - 0.1%
1,600	Kimberly-Clark Corp.	105,040
Containers - Metal and Glass - 0.3%
9,200	Ball Corp.	422,188
Containers - Paper and Plastic - 0%
1,300	Pactiv Corp.*	37,193
Cosmetics and Toiletries - 3.3%
10,000	Avon Products, Inc.	350,200
22,200	Colgate-Palmolive Co.	1,709,400
3,500	Estee Lauder Companies, Inc. - Class A	147,700
48,988	Procter & Gamble Co.	3,230,759
		5,438,059
Data Processing and Management - 0.4%
13,900	Fidelity National Information Services, Inc.	590,055
Dental Supplies and Equipment - 0.1%
3,400	Patterson Companies, Inc.*	108,936
Distribution/Wholesale - 0.1%
1,100	W.W. Grainger, Inc.	87,527

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 17

Janus Adviser INTECH Risk-Managed Core Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Diversified Operations - 6.4%
5,300	3M Co.	$422,145
10,100	Cooper Industries, Ltd. - Class A	449,854
3,600	Eaton Corp.	297,936
139,500	General Electric Co.	4,939,695
27,500	Honeywell International, Inc.	1,624,425
4,700	Illinois Tool Works, Inc.	236,880
22,300	Ingersoll-Rand Co. - Class A	881,296
600	ITT Corp.	35,658
19,800	Leucadia National Corp.	874,566
1,500	Parker Hannifin Corp.	101,415
7,900	Textron, Inc.	442,795
		10,306,665
Drug Delivery Systems - 0.1%
3,200	Hospira, Inc.*	131,552
E-Commerce/Products - 1.3%
26,200	Amazon.com, Inc.*	2,035,740
E-Commerce/Services - 0.2%
14,100	Expedia, Inc.*	324,582
1,600	IAC/InterActiveCorp*	41,504
		366,086
Electric - Integrated - 7.7%
5,000	Allegheny Energy, Inc.	273,950
24,200	American Electric Power Company, Inc.	1,036,486
2,400	CenterPoint Energy, Inc.	38,424
700	CMS Energy Corp.	10,969
19,200	Constellation Energy Group, Inc.	1,804,032
600	Dominion Resources, Inc.	25,800
6,900	Edison International	359,904
17,700	Entergy Corp.	1,914,786
4,400	Exelon Corp.	335,236
11,900	FirstEnergy Corp.	847,518
35,500	FPL Group, Inc.	2,289,039
1,300	Pepco Holdings, Inc.	33,098
6,000	PG&E Corp.	246,240
36,900	PPL Corp.	1,805,148
13,700	Public Service Enterprise Group, Inc.	1,315,200
		12,335,830
Electronic Components - Semiconductors - 0.9%
4,600	Altera Corp.	77,694
12,600	Intel Corp.	267,120
8,000	MEMC Electronic Materials, Inc.*	571,680
5,400	Microchip Technology, Inc.	172,314
3,700	National Semiconductor Corp.	68,191
1,400	NVIDIA Corp.*	34,426
10,400	Texas Instruments, Inc.	321,672
		1,513,097
Electronics - Military - 0.1%
2,100	L-3 Communications Holdings, Inc.	232,743
Engineering - Research and Development Services - 0.7%
4,500	Fluor Corp.	547,515
7,000	Jacobs Engineering Group, Inc.*	535,080
		1,082,595
Engines - Internal Combustion - 0.5%
18,000	Cummins, Inc.	869,040
Enterprise Software/Services - 0.5%
42,335	Oracle Corp.*	869,984

Shares or Principal Amount		Value
Fiduciary Banks - 0%
192	Bank of New York Mellon Corp.	$8,953
Filtration and Separations Products - 0.3%
14,300	Pall Corp.	527,527
Finance - Consumer Loans - 0.1%
10,600	SLM Corp.#	230,550
Finance - Investment Bankers/Brokers - 2.1%
63,000	Citigroup, Inc.	1,777,860
4,100	Goldman Sachs Group, Inc.	823,157
15,800	JP Morgan Chase & Co.	751,290
400	Morgan Stanley Co.	19,772
		3,372,079
Finance - Mortgage Loan Banker - 0.2%
6,300	Fannie Mae	213,318
1,400	Freddie Mac	42,546
		255,864
Finance - Other Services - 0.4%
200	CME Group, Inc.	123,780
3,400	IntercontinentalExchange, Inc.*	475,864
300	NYSE Euronext#	23,595
		623,239
Food - Confectionary - 0.2%
1,000	Hershey Foods Corp.	36,200
5,200	Wm. Wrigley Jr. Co.	298,636
		334,836
Food - Dairy Products - 0%
1,800	Dean Foods Co.*	50,400
Food - Diversified - 0.5%
1,000	ConAgra Foods, Inc.	21,530
4,200	General Mills, Inc.	229,362
10,500	H.J. Heinz Co.	446,880
3,400	Kellogg Co.	162,860
		860,632
Food - Meat Products - 0.3%
39,200	Tyson Foods, Inc. - Class A	558,600
Food - Retail - 1.2%
51,300	Kroger Co.	1,305,585
19,900	Safeway, Inc.	616,701
1,100	Whole Foods Market, Inc.	43,384
		1,965,670
Food - Wholesale/Distribution - 0.5%
29,500	Supervalu, Inc.	886,770
Forestry - 0.3%
7,500	Weyerhaeuser Co.	507,900
Gas - Distribution - 0.1%
2,300	Sempra Energy Co.	128,570
Health Care Cost Containment - 0%
600	McKesson Corp.	37,674
Hotels and Motels - 0%
1,500	Wyndham Worldwide Corp.	35,340
Independent Power Producer - 0.2%
39,500	Dynegy, Inc.*	276,895
Industrial Automation and Robotics - 0.2%
5,700	Rockwell Automation, Inc.	325,014

See Notes to Schedules of Investments and Financial Statements.
18 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Industrial Gases - 0.3%
4,500	Air Products and Chemicals, Inc.	$405,090
1,400	Praxair, Inc.	113,274
		518,364
Instruments - Scientific - 1.3%
13,300	PerkinElmer, Inc.	331,037
25,500	Thermo Fisher Scientific, Inc.*	1,312,995
9,100	Waters Corp.*	522,795
		2,166,827
Insurance Brokers - 0%
900	Aon Corp.	39,168
Internet Security - 0.1%
7,000	VeriSign, Inc.*	237,440
Investment Management and Advisory Services - 0.2%
1,100	Ameriprise Financial, Inc.	60,841
1,900	Franklin Resources, Inc.	198,037
800	T. Rowe Price Group, Inc.	40,472
		299,350
Life and Health Insurance - 1.5%
600	AFLAC, Inc.	36,798
27,900	CIGNA Corp.	1,371,564
416	Lincoln National Corp.	22,614
6,200	Prudential Financial, Inc.	523,094
22,200	UnumProvident Corp.	502,164
		2,456,234
Machinery - Construction and Mining - 1.0%
14,700	Caterpillar, Inc.	1,045,758
9,700	Terex Corp.*	569,972
		1,615,730
Machinery - Farm - 0.3%
6,000	Deere & Co.	526,560
Machinery - General Industrial - 0%
1,100	Manitowoc Company, Inc.	41,932
Medical - Biomedical and Genetic - 0.4%
500	Biogen Idec, Inc.*	30,475
11,000	Celgene Corp.*	617,210
		647,685
Medical - Drugs - 5.4%
26,200	Abbott Laboratories	1,475,060
38,600	Bristol-Myers Squibb Co.	895,134
6,500	Eli Lilly and Co.	334,880
6,300	King Pharmaceuticals, Inc.*	66,087
87,400	Merck & Company, Inc.	4,044,872
24,000	Pfizer, Inc.	561,360
69,100	Schering-Plough Corp.	1,352,287
100	Wyeth	3,980
		8,733,660
Medical - Generic Drugs - 0.1%
4,600	Watson Pharmaceuticals, Inc.*	120,106
Medical - HMO - 0.3%
5,600	Aetna, Inc.	298,256
2,400	Coventry Health Care, Inc.*	135,792
800	UnitedHealth Group, Inc.	40,672
		474,720
Medical - Wholesale Drug Distributors - 0.1%
2,000	Cardinal Health, Inc.	115,940

Shares or Principal Amount		Value
Medical Information Systems - 0.1%
5,800	IMS Health, Inc.	$138,562
Medical Instruments - 0%
1,300	Medtronic, Inc.	60,541
Medical Labs and Testing Services - 0.3%
8,300	Quest Diagnostics, Inc.	409,356
Medical Products - 2.9%
24,600	Baxter International, Inc.	1,494,204
800	Becton, Dickinson and Co.	69,224
12,300	Johnson & Johnson	778,098
22,300	Stryker Corp.	1,493,431
10,900	Zimmer Holdings, Inc.*	853,143
		4,688,100
Metal - Aluminum - 0.3%
13,400	Alcoa, Inc.	443,540
Metal - Diversified - 0.2%
3,121	Freeport-McMoRan Copper & Gold, Inc. - Class B	277,863
Metal Processors and Fabricators - 1.3%
17,900	Precision Castparts Corp.	2,037,020
Multi-Line Insurance - 2.0%
12,200	American International Group, Inc.	672,952
51,400	Loews Corp.	2,399,866
2,800	MetLife, Inc.	165,116
		3,237,934
Multimedia - 0.9%
300	Meredith Corp.	14,097
40,300	News Corporation, Inc. - Class A	761,670
3,800	Time Warner, Inc.	59,812
23,600	Walt Disney Co.	706,348
		1,541,927
Networking Products - 1.9%
95,000	Cisco Systems, Inc.*	2,327,500
28,300	Juniper Networks, Inc.*	768,345
		3,095,845
Oil - Field Services - 1.6%
2,800	Baker Hughes, Inc.	181,804
19,200	Schlumberger, Ltd. (U.S. Shares)	1,448,832
10,700	Smith International, Inc.	580,047
5,500	Weatherford International, Ltd.*	339,955
		2,550,638
Oil and Gas Drilling - 0.4%
5,000	Noble Corp. (U.S. Shares)	218,850
1,100	Rowan Companies, Inc.	37,444
3,707	Transocean, Inc.*	454,478
		710,772
Oil Companies - Exploration and Production - 0.6%
1,800	Anadarko Petroleum Corp.	105,462
1,200	Apache Corp.	114,528
1,400	Noble Energy, Inc.	101,612
5,500	Occidental Petroleum Corp.	373,285
1,300	Range Resources Corp.	67,886
3,350	XTO Energy, Inc.	173,999
		936,772

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 19

Janus Adviser INTECH Risk-Managed Core Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Oil Companies - Integrated - 7.6%
27,197	Chevron Corp.	$2,298,147
15,300	ConocoPhillips	1,228,896
85,500	Exxon Mobil Corp.	7,387,199
400	Hess Corp.	36,332
21,640	Marathon Oil Corp.	1,013,834
3,300	Murphy Oil Corp.	242,682
		12,207,090
Oil Field Machinery and Equipment - 0.8%
22,600	National-Oilwell Varco, Inc.*	1,361,198
Oil Refining and Marketing - 0.6%
4,900	Tesoro Corp.	191,345
13,500	Valero Energy Corp.	799,065
		990,410
Paper and Related Products - 0.1%
1,800	International Paper Co.	58,050
2,300	MeadWestvaco Corp.	64,400
		122,450
Pharmacy Services - 1.5%
7,500	Express Scripts, Inc. - Class A*	506,175
39,826	Medco Health Solutions, Inc.*	1,994,486
		2,500,661
Photo Equipment and Supplies - 0%
1,800	Eastman Kodak Co.	35,874
Pipelines - 0.1%
1,800	Questar Corp.	91,638
Printing - Commercial - 0%
1,400	R.R. Donnelley & Sons Co.	48,846
Property and Casualty Insurance - 0.1%
1,900	Progressive Corp.	35,264
2,600	Travelers Companies, Inc.	125,060
		160,324
Publishing - Newspapers - 0%
100	Washington Post Co. - Class B	74,400
Quarrying - 0.4%
9,300	Vulcan Materials Co.#	729,678
REIT - Office Property - 0%
300	Boston Properties, Inc.	27,576
Retail - Apparel and Shoe - 0.6%
24,400	Coach, Inc.*	782,020
1,300	Nordstrom, Inc.	50,570
2,300	Polo Ralph Lauren Corp.	139,357
		971,947
Retail - Auto Parts - 0.2%
2,200	AutoZone, Inc.*	265,936
Retail - Automobile - 0%
2,400	Auto Nation, Inc.*	39,072
Retail - Computer Equipment - 0.1%
4,000	GameStop Corp. - Class A*	206,920
Retail - Consumer Electronics - 0.2%
17,200	RadioShack Corp.#	298,420
Retail - Discount - 0.1%
2,400	Big Lots, Inc.*,#	41,664
1,100	TJX Companies, Inc.	34,716
1,000	Wal-Mart Stores, Inc.	50,880
		127,260

Shares or Principal Amount		Value
Retail - Drug Store - 0.5%
22,054	CVS/Caremark Corp.	$861,650
Retail - Jewelry - 0.3%
13,300	Tiffany & Co.	530,670
Retail - Major Department Stores - 0%
400	Sears Holdings Corp.*,#	44,196
Retail - Regional Department Stores - 0.2%
6,600	Kohl's Corp.*	301,224
Retail - Restaurants - 1.3%
38,600	McDonald's Corp.	2,067,030
Rubber - Tires - 0.2%
15,700	Goodyear Tire & Rubber Co.*	395,169
Savings/Loan/Thrifts - 0.1%
2,600	Hudson City Bancorp, Inc.	42,588
6,400	Washington Mutual, Inc.	127,488
		170,076
Schools - 0.4%
8,400	Apollo Group, Inc. - Class A*	669,816
Semiconductor Components/Integrated Circuits - 0.4%
10,600	Analog Devices, Inc.	300,616
11,200	Linear Technology Corp.#	309,904
		610,520
Semiconductor Equipment - 0.1%
2,200	Applied Materials, Inc.	39,424
1,000	KLA-Tencor Corp.	41,780
		81,204
Steel - Producers - 0.5%
7,900	United States Steel Corp.	806,669
Steel - Specialty - 0.3%
7,200	Allegheny Technologies, Inc.	506,880
Super-Regional Banks - 1.7%
49,854	Bank of America Corp.	2,211,025
800	Capital One Financial Corp.	43,848
1,200	Comerica, Inc.	52,344
1,500	Fifth Third Bancorp	40,650
600	PNC Bank Corp.	39,372
800	SunTrust Banks, Inc.	55,160
7,200	Wells Fargo & Co.	244,872
		2,687,271
Telecommunication Equipment - Fiber Optics - 0.2%
9,000	Ciena Corp.*,#	244,170
6,700	Corning, Inc.	161,269
		405,439
Telecommunication Services - 0.4%
15,800	Embarq Corp.	715,740
Telephone - Integrated - 5.7%
185,405	AT&T, Inc.	7,136,239
2,600	CenturyTel, Inc.	95,966
47,700	Sprint Nextel Corp.	502,281
40,100	Verizon Communications, Inc.	1,557,484
1,971	Windstream Corp.	22,883
		9,314,853
Television - 0.0%
1,700	CBS Corp. - Class B	42,823

See Notes to Schedules of Investments and Financial Statements.
20 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Therapeutics - 0.1%
2,400	Gilead Sciences, Inc.*	$109,656
Tobacco - 0.3%
4,900	Altria Group, Inc.	371,518
800	UST, Inc.	41,568
		413,086
Tools - Hand Held - 0%
700	Snap-On, Inc.	34,384
Toys - 0.5%
7,500	Hasbro, Inc.	194,775
30,500	Mattel, Inc.	640,805
		835,580
Transportation - Railroad - 0.4%
4,100	CSX Corp.	198,768
3,700	Union Pacific Corp.	462,611
		661,379
Transportation - Services - 0%
500	Expeditors International of Washington, Inc.	23,645
Web Portals/Internet Service Providers - 0.6%
1,700	Google, Inc. - Class A*	959,310
Wireless Equipment - 0.1%
2,200	American Tower Corp. - Class A*	82,566
Total Common Stock (cost $158,635,239)		158,717,015
Money Markets - 1.1%
998,000	Janus Institutional Cash Management Fund - Institutional Shares, 3.95%	998,000
754,000	Janus Institutional Money Market Fund - Institutional Shares, 3.81%	754,000
Total Money Markets (cost $1,752,000)		1,752,000
Other Securities - 1.3%
417,095	Allianz Dresdner Daily Asset Fund†	417,095
1,684,872	Time Deposits†	1,684,872
Total Other Securities (cost $2,101,967)		2,101,967
Total Investments (total cost $162,489,206) – 101.4%		162,570,982
Liabilities, net of Cash, Receivables and Other Assets – (1.4)%		(2,322,083)
Net Assets – 100%		$160,248,899

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$1,671,105	1.0%
Cayman Islands	218,850	0.1%
Netherlands	1,448,832	0.9%
United States††	159,232,195	98.0%
Total	$162,570,982	100.0%

††Includes Short-Term and Other Securities (95.6% excluding Short-Term and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 21

Janus Adviser INTECH Risk-Managed
Value Fund (unaudited)

Managed by INTECH

Fund Snapshot

This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

For the six-month period ended January 31, 2008, Janus Adviser INTECH Risk-Managed Value Fund returned (4.77)% for its Class S Shares. This compares to the (5.42)% return posted by the Russell 1000® Value Index, the Fund's benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investment process seeks to build a more efficient portfolio than its benchmark, the Russell 1000® Value Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the Index, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH's 20-year history, we have experienced six-month periods of similar magnitude in terms of both underperformance and outperformance. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the Russell 1000® Value Index over the long term, while attempting to control risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Managing risk remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market's direction.

Thank you for your investment in Janus Adviser INTECH Risk-Managed Value Fund.

22 Janus Adviser Series January 31, 2008

(unaudited)

Janus Adviser INTECH Risk-Managed Value Fund At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2008

Exxon Mobil Corp. Oil Companies - Integrated	5.9%
General Electric Co. Diversified Operations	4.5%
AT&T, Inc. Telephone - Integrated	4.4%
Bank of America Corp. Super-Regional Banks	3.4%
Citigroup, Inc. Finance - Investment Bankers/Brokers	3.1%
21.3%

Asset Allocation – (% of Net Assets)

As of January 31, 2008

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2008	As of July 31, 2007

Janus Adviser Series January 31, 2008 23

Janus Adviser INTECH Risk-Managed
Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2008						Expense Ratios – for the fiscal period ended July 31, 2007
	Fiscal Year-to-Date	One Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser INTECH Risk-Managed Value Fund - Class A Shares						1.35%	0.86	%(a)
NAV	(4.66)%	(5.79)%		6.02%
MOP	(10.12)%	(11.20)%		3.06%
Janus Adviser INTECH Risk-Managed Value Fund - Class C Shares						2.05%	1.61	%(a)
NAV	(5.09)%	(6.54)%		5.21%
CDSC	(6.01)%	(7.45)%
Janus Adviser INTECH Risk-Managed Value Fund - Class I Shares	(4.51)%	(5.56)%		6.29%		1.09%	0.61	%(b)
Janus Adviser INTECH Risk-Managed Value Fund - Class R Shares	(4.88)%	(6.33)%		5.48%		1.85%	1.35	%(c)
Janus Adviser INTECH Risk-Managed Value Fund - Class S Shares	(4.77)%	(6.06)%		5.75%		1.62%	1.10	%(c)
Russell 1000® Value Index	(5.42)%	(5.38)%		7.87%
Lipper Quartile - Class S Shares	–	2	nd	2	nd
Lipper Ranking - Class S Shares based on total returns for Multi-Cap Value Funds	–	211/447		195/390

  Visit janus.com/info to view up-to-date performance
  and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares, Class R Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower. Effective for shares purchased on or after February 15, 2008, the period during which a redemption fee may apply will change from 3 months or less to 90 days or less.

(a) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

24 Janus Adviser Series January 31, 2008

(unaudited)

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's fee waiver exceeded the investment advisory fee for the most recent period presented so the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers).

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares commenced operations on December 30, 2005. The performance shown for Class A Shares, Class C Shares, Class I Shares, Class R Shares and Class S Shares reflect the performance of the Fund's respective class from December 30, 2005 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

December 31, 2005 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Fund began operations since Lipper provides fund rankings as of the last day of the month or the first Thursday after fund inception.

There is no assurance that the stated objective(s) will be met.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date - December 30, 2005

Janus Adviser Series January 31, 2008 25

Janus Adviser INTECH Risk-Managed
Value Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$953.40	$4.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.32
Expense Example - Class C Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$949.10	$7.84
Hypothetical (5% return before expenses)	$1,000.00	$1,017.09	$8.11
Expense Example - Class I Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$954.90	$2.95
Hypothetical (5% return before expenses)	$1,000.00	$1,022.12	$3.05
Expense Example - Class R Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$951.20	$6.62
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.85
Expense Example - Class S Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$952.30	$5.40
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.58

*Expenses are equal to the annualized expense ratio of 0.85% for Class A Shares, 1.60% for Class C Shares, 0.60% for Class I Shares, 1.35% for Class R Shares and 1.10% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

26 Janus Adviser Series January 31, 2008

Janus Adviser INTECH Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Common Stock - 99.0%
Advertising Agencies - 0%
600	Interpublic Group of Companies, Inc.*	$5,358
Advertising Services - 0.2%
3,900	R.H. Donnelley Corp.*	117,273
Aerospace and Defense - 0.9%
2,400	General Dynamics Corp.	202,704
1,700	Northrop Grumman Corp.	134,912
3,500	Raytheon Co.	227,990
		565,606
Aerospace and Defense - Equipment - 0.3%
300	Alliant Techsystems, Inc.*	31,755
200	DRS Technologies, Inc.	10,734
2,000	United Technologies Corp.	146,820
		189,309
Agricultural Chemicals - 0.3%
2,100	Mosaic Co.*	191,121
Agricultural Operations - 0.3%
3,000	Archer-Daniels-Midland Co.	132,150
600	Bunge, Ltd.	71,082
		203,232
Airlines - 0%
600	Northwest Airlines Corp.*	11,226
100	UAL Corp.*	3,795
		15,021
Apparel Manufacturers - 0.6%
4,800	VF Corp.	371,376
Appliances - 0.1%
900	Whirlpool Corp.	76,599
Automotive - Cars and Light Trucks - 0.1%
3,400	General Motors Corp.#	96,254
Automotive - Truck Parts and Equipment - Original - 0.8%
500	Autoliv, Inc.	24,975
3,700	Borg-Warner Automotive, Inc.	187,257
8,900	Johnson Controls, Inc.	314,793
		527,025
Batteries and Battery Systems - 0.2%
1,200	Energizer Holdings, Inc.*	112,344
Beverages - Non-Alcoholic - 1.3%
5,400	Coca-Cola Co.	319,518
7,600	Coca-Cola Enterprises, Inc.	175,332
5,300	Pepsi Bottling Group, Inc.	184,705
5,800	PepsiAmericas, Inc.	142,912
		822,467
Beverages - Wine and Spirits - 0.2%
1,500	Brown-Forman Corp. - Class B	94,470
1,700	Constellation Brands, Inc. - Class A*	35,530
		130,000
Brewery - 0.3%
1,100	Anheuser-Busch Companies, Inc.	51,172
2,800	Molson Coors Brewing Co. - Class B	125,076
		176,248

Shares or Principal Amount		Value
Broadcast Services and Programming - 1.9%
800	Clear Channel Communications, Inc.	$24,568
9,600	Discovery Holding Co. - Class A*	222,912
8,100	Liberty Global, Inc. - Class A*	327,321
6,000	Liberty Media Corp. - Capital*	645,720
		1,220,521
Building - Residential and Commercial - 0.1%
500	KB Home	13,750
100	NVR, Inc.*	63,150
700	Toll Brothers, Inc.*	16,296
		93,196
Building and Construction Products - Miscellaneous - 0%
200	Owens Corning, Inc.*	4,348
300	USG Corp.*,#	10,980
		15,328
Building Products - Air and Heating - 0.1%
1,500	Lennox International, Inc.	55,740
Cable Television - 1.0%
11,000	Cablevision Systems New York Group - Class A*	258,280
21,650	Comcast Corp. - Class A*	393,164
400	Time Warner Cable, Inc.*	10,064
		661,508
Chemicals - Diversified - 1.6%
3,000	Celanese Corp. - Class A	111,540
5,600	Dow Chemical Co.	216,496
4,700	E.I. du Pont de Nemours and Co.	212,346
2,000	FMC Corp.	106,320
1,000	Huntsman Corp.	24,240
5,100	PPG Industries, Inc.	337,059
400	Rohm & Haas Co.	21,340
		1,029,341
Chemicals - Specialty - 0.4%
800	Chemtura Corp.	5,360
1,100	Cytec Industries, Inc.	62,271
300	Eastman Chemical Co.	19,821
400	International Flavors & Fragrances, Inc.	17,044
2,100	Lubrizol Corp.	110,481
500	Sigma-Aldrich Corp.	24,830
		239,807
Commercial Banks - 1.0%
1,100	BancorpSouth, Inc.	26,972
1,200	BB&T Corp.	43,536
1,900	City National Corp.	108,072
2,000	Colonial BancGroup, Inc.	31,400
1,100	Commerce Bancorp, Inc.	41,921
300	Cullen/Frost Bankers, Inc.	16,332
1,100	East West Bancorp, Inc.	26,466
2,400	Fulton Financial Corp.	30,264
200	M&T Bank Corp.	18,354
500	Marshall & Ilsley Corporation	13,950
2,497	Regions Financial Corp.	63,024
500	UnionBanCal Corp.	24,530

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 27

Janus Adviser INTECH Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Commercial Banks - (continued)
1,915	Valley National Bancorp	$38,779
4,000	Whitney Holding Corp.	107,360
600	Zions Bancorporation	32,844
		623,804
Commercial Services - 0%
1,500	Convergys Corp.*	23,265
Computer Services - 0%
200	Affiliated Computer Services, Inc. - Class A*	9,750
800	Electronic Data Systems Corp.	16,080
		25,830
Computers - 0.4%
2,600	IBM Corp.	279,084
Computers - Integrated Systems - 0.3%
4,800	NCR Corp.*	103,104
4,400	Terdata Corp.*	104,808
		207,912
Computers - Memory Devices - 0%
1,200	Seagate Technology (U.S. Shares)	24,324
300	Western Digital Corp.*	7,935
		32,259
Consumer Products - Miscellaneous - 0.2%
300	Jarden Corp.*	7,512
2,100	Kimberly-Clark Corp.	137,865
		145,377
Containers - Metal and Glass - 0%
600	Owens-Illinois, Inc.*	30,240
Containers - Paper and Plastic - 0.2%
100	Bemis Company, Inc.	2,718
200	Sealed Air Corp.	5,230
3,300	Sonoco Products Co.	101,838
		109,786
Cosmetics and Toiletries - 2.5%
1,900	Alberto-Culver Co.	50,901
1,600	Avon Products, Inc.	56,032
1,300	Colgate-Palmolive Co.	100,100
21,500	Procter & Gamble Co.	1,417,925
		1,624,958
Cruise Lines - 0.0%
400	Carnival Corp. (U.S. Shares)	17,796
200	Royal Caribbean Cruises, Ltd. (U.S. Shares)	8,056
		25,852
Data Processing and Management - 0.1%
959	Fidelity National Information Services, Inc.#	40,710
Distribution/Wholesale - 0.2%
1,100	Genuine Parts Co.	48,323
700	W.W. Grainger, Inc.	55,699
		104,022
Diversified Operations - 8.7%
1,700	3M Co.	135,405
3,700	Carlisle Companies, Inc.	123,210
4,700	Cooper Industries, Ltd. - Class A	209,338
3,600	Crane Co.	147,132

Shares or Principal Amount		Value
Diversified Operations - (continued)
400	Dover Corp.	$16,144
2,300	Eaton Corp.	190,348
81,100	General Electric Co.	2,871,751
5,600	Honeywell International, Inc.	330,792
2,900	Illinois Tool Works, Inc.	146,160
12,000	Ingersoll-Rand Co. - Class A	474,240
400	ITT Corp.#	23,772
600	Leggett & Platt, Inc.	11,412
7,800	Leucadia National Corp.	344,526
950	Parker Hannifin Corp.	64,230
5,800	Pentair, Inc.	184,208
1,600	SPX Corp.	160,960
700	Teleflex, Inc.	41,384
3,975	Tyco International, Ltd.	156,456
		5,631,468
E-Commerce/Services - 0.2%
6,100	Expedia, Inc.*	140,422
200	IAC/InterActiveCorp*,#	5,188
900	Liberty Media Corp. - Interactive*	14,319
		159,929
Electric - Integrated - 5.4%
3,400	Alliant Energy Corp.	125,460
6,200	American Electric Power Company, Inc.	265,546
1,600	CMS Energy Corp.	25,072
600	Consolidated Edison, Inc.	26,148
2,400	Constellation Energy Group, Inc.	225,504
1,300	Dominion Resources, Inc.	55,900
400	DTE Energy Co.	17,060
724	Duke Energy Corp.	13,510
1,500	Edison International	78,240
5,300	Energy East Corp.	133,825
2,900	Entergy Corp.	313,722
4,800	Exelon Corp.	365,712
3,900	FirstEnergy Corp.	277,758
6,600	FPL Group, Inc.	425,568
500	MDU Resources Group, Inc.	12,960
3,800	Northeast Utilities Co.	105,336
200	NSTAR	6,486
400	Pepco Holdings, Inc.	10,184
5,500	PG&E Corp.	225,720
6,700	PPL Corp.	327,764
4,200	Public Service Enterprise Group, Inc.	403,200
1,300	Puget Energy, Inc.	33,995
800	Southern Co.	29,080
500	Xcel Energy, Inc.	10,395
		3,514,145
Electric Products - Miscellaneous - 0%
1,100	Molex, Inc.	26,444
Electronic Components - Miscellaneous - 0.3%
4,075	Tyco Electronics, Ltd.	137,776
6,700	Vishay Intertechnology, Inc.*	70,283
		208,059
Electronic Components - Semiconductors - 0.2%
1,000	Cree, Inc.*,#	29,550
500	International Rectifier Corp.*	13,915
2,400	Intersil Corp. - Class A	55,272
		98,737

See Notes to Schedules of Investments and Financial Statements.
28 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Electronic Design Automation - 0.1%
3,900	Cadence Design Systems, Inc.*	$39,585
Electronic Parts Distributors - 0.3%
2,100	Arrow Electronics, Inc.*	71,862
4,200	Avnet, Inc.*	149,562
		221,424
Electronics - Military - 0.1%
800	L-3 Communications Holdings, Inc.	88,664
Engineering - Research and Development Services - 0.1%
100	Shaw Group, Inc.*	5,650
900	URS Corp.*	39,510
		45,160
Enterprise Software/Services - 0%
400	CA, Inc.	8,812
Fiduciary Banks - 0.4%
4,924	Bank of New York Mellon Corp.	229,606
Filtration and Separations Products - 0%
700	Pall Corp.	25,823
Finance - Auto Loans - 0%
2,000	AmeriCredit Corp.*	26,620
Finance - Credit Card - 0%
600	Discover Financial Services	10,500
Finance - Investment Bankers/Brokers - 6.7%
200	Bear Stearns Companies, Inc.	18,060
70,700	Citigroup, Inc.	1,995,154
2,600	Goldman Sachs Group, Inc.	522,002
1,200	Jefferies Group, Inc.	24,264
27,600	JP Morgan Chase & Co.	1,312,380
1,200	Lehman Brothers Holdings, Inc.	77,004
2,500	Merrill Lynch & Company, Inc.	141,000
5,400	Morgan Stanley Co.	266,922
500	Raymond James Financial, Inc.	14,045
		4,370,831
Finance - Mortgage Loan Banker - 0.4%
8,100	Fannie Mae	274,266
500	Freddie Mac	15,195
		289,461
Financial Guarantee Insurance - 0.2%
5,400	Ambac Financial Group, Inc.	63,288
1,200	MBIA, Inc.#	18,600
1,800	MGIC Investment Corp.	33,300
		115,188
Food - Confectionary - 0.4%
1,000	Hershey Foods Corp.	36,200
4,000	J.M. Smucker Co.	186,920
300	Wm. Wrigley Jr. Co.	17,229
		240,349
Food - Dairy Products - 0%
400	Dean Foods Co.*	11,200
Food - Diversified - 1.5%
700	Campbell Soup Co.	22,127
6,800	ConAgra Foods, Inc.	146,404
3,100	Corn Products International, Inc.	104,780

Shares or Principal Amount		Value
Food - Diversified - (continued)
3,600	General Mills, Inc.	$196,596
4,200	H.J. Heinz Co.	178,752
1,700	Kellogg Co.	81,430
7,552	Kraft Foods, Inc. - Class A	220,972
		951,061
Food - Meat Products - 0.4%
4,200	Smithfield Foods, Inc.*	116,970
11,400	Tyson Foods, Inc. - Class A	162,450
		279,420
Food - Retail - 0.7%
8,000	Kroger Co.	203,600
8,700	Safeway, Inc.	269,613
		473,213
Food - Wholesale/Distribution - 0.3%
6,373	Supervalu, Inc.	191,572
Forestry - 0.4%
800	Plum Creek Timber Company, Inc.	33,400
3,500	Weyerhaeuser Co.	237,020
		270,420
Funeral Services and Related Items - 0.1%
4,800	Service Corporation International	57,744
Gas - Distribution - 0.6%
200	Atmos Energy Corp.	5,744
2,800	Energen Corp.	176,120
1,800	Sempra Energy Co.	100,620
2,100	Southern Union Co.	57,078
1,400	UGI Corp.	37,268
		376,830
Health Care Cost Containment - 0%
200	McKesson Corp.	12,558
Home Decoration Products - 0.1%
2,700	Newell Rubbermaid, Inc.	65,124
Hospital Beds and Equipment - 0.2%
1,300	Hillenbrand Industries, Inc.	67,236
700	Kinetic Concepts, Inc.*	34,846
		102,082
Hotels and Motels - 0.1%
4,000	Wyndham Worldwide Corp.	94,240
Human Resources - 0.1%
2,100	Hewitt Associates, Inc. - Class A*	78,057
Independent Power Producer - 0.9%
5,300	Dynegy, Inc.*	37,153
2,100	Mirant Corp.*,#	77,364
2,800	NRG Energy, Inc.*	108,052
18,400	Reliant Energy, Inc.*	391,368
		613,937
Industrial Gases - 0.3%
2,000	Air Products and Chemicals, Inc.	180,040
Instruments - Scientific - 0.7%
4,000	PerkinElmer, Inc.	99,560
6,500	Thermo Fisher Scientific, Inc.*	334,685
		434,245

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 29

Janus Adviser INTECH Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Insurance Brokers - 0.2%
2,100	Aon Corp.	$91,392
1,200	Marsh & McLennan Companies, Inc.	33,120
		124,512
Internet Security - 0%
800	Symantec Corp.*	14,344
Investment Companies - 0.2%
3,200	Allied Capital Corp.#	70,816
2,500	American Capital Strategies, Ltd.#	87,925
		158,741
Investment Management and Advisory Services - 0.1%
1,700	Ameriprise Financial, Inc.	94,027
Life and Health Insurance - 1.1%
400	AFLAC, Inc.	24,532
4,900	Conseco, Inc.*	58,996
1,879	Lincoln National Corp.	102,142
3,100	Nationwide Financial Services, Inc. - Class A	136,927
300	Principal Financial Group, Inc.	17,883
3,300	Prudential Financial, Inc.	278,421
300	Reinsurance Group of America, Inc.	17,391
500	StanCorp Financial Group, Inc.	24,605
100	Torchmark Corp.	6,106
3,600	UnumProvident Corp.	81,432
		748,435
Machine Tools and Related Products - 0.2%
3,000	Kennametal, Inc.	91,890
200	Lincoln Electric Holdings, Inc.	12,330
		104,220
Machinery - Farm - 0.5%
900	AGCO Corp.*	54,198
3,100	Deere & Co.	272,056
		326,254
Machinery - General Industrial - 0%
400	Gardner Denver Machinery, Inc.*	12,976
Machinery - Pumps - 0.1%
500	Flowserve Corp.	41,060
Medical - Biomedical and Genetic - 0.4%
1,000	Charles River Laboratories International, Inc.*	62,100
2,000	Invitrogen Corp.*,#	171,340
		233,440
Medical - Drugs - 4.5%
2,900	Eli Lilly and Co.	149,408
15,500	Merck & Company, Inc.	717,340
84,800	Pfizer, Inc.	1,983,472
2,000	Wyeth	79,600
		2,929,820
Medical - Generic Drugs - 0.1%
1,400	Watson Pharmaceuticals, Inc.*	36,554
Medical - HMO - 0.2%
1,300	Aetna, Inc.	69,238
600	Coventry Health Care, Inc.*	33,948
400	WellPoint, Inc.*	31,280
		134,466

Shares or Principal Amount		Value
Medical - Hospitals - 0.2%
1,100	Community Health Care Corp.*	$35,310
400	LifePoint Hospitals, Inc.*	10,800
1,700	Universal Health Services, Inc. - Class B	80,121
		126,231
Medical - Wholesale Drug Distributors - 0.1%
1,200	AmerisourceBergen Corp.	55,980
Medical Information Systems - 0%
1,300	IMS Health, Inc.	31,057
Medical Instruments - 0.2%
400	Beckman Coulter, Inc.	26,600
8,200	Boston Scientific Corp.*	99,466
		126,066
Medical Labs and Testing Services - 0.1%
900	Quest Diagnostics, Inc.	44,388
Medical Products - 0.8%
400	Cooper Companies, Inc.	15,752
3,975	Covidien, Ltd.	177,404
5,300	Johnson & Johnson	335,278
		528,434
Metal - Aluminum - 0.4%
7,600	Alcoa, Inc.	251,560
Metal - Diversified - 0.2%
1,105	Freeport-McMoRan Copper & Gold, Inc. - Class B	98,378
Metal Processors and Fabricators - 0.1%
300	Commercial Metals Co.	8,505
1,200	Timken Co.	36,276
		44,781
Multi-Line Insurance - 2.9%
1,800	ACE, Ltd. (U.S. Shares)	105,012
700	Allstate Corp.	34,489
150	American Financial Group, Inc.	4,160
6,300	American International Group, Inc.	347,508
2,300	Assurant, Inc.	149,247
1,300	Genworth Financial, Inc. - Class A	31,642
600	Hanover Insurance Group, Inc.	27,330
700	Hartford Financial Services Group, Inc.	56,539
17,700	Loews Corp.	826,413
3,000	MetLife, Inc.	176,910
300	Unitrin, Inc.	12,345
2,200	XL Capital, Ltd. - Class A (U.S. Shares)	99,000
		1,870,595
Multimedia - 1.2%
21,900	News Corporation, Inc. - Class A	413,910
4,800	Time Warner, Inc.	75,552
10,700	Walt Disney Co.	320,251
		809,713
Networking Products - 0.1%
2,900	Juniper Networks, Inc.*	78,735
Non-Hazardous Waste Disposal - 0.1%
1,100	Republic Services, Inc.	33,000
500	Waste Management, Inc.	16,220
		49,220
Office Automation and Equipment - 0%
1,000	Xerox Corp.	15,400

See Notes to Schedules of Investments and Financial Statements.
30 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Oil - Field Services - 0.1%
1,200	Helix Energy Solutions Group, Inc.*	$44,364
100	SEACOR Holdings, Inc.*	8,820
		53,184
Oil and Gas Drilling - 0.5%
5,100	Helmerich & Payne, Inc.	200,022
400	Nabors Industries, Ltd.*	10,888
1,200	Patterson-UTI Energy, Inc.	23,496
1,900	Pride International, Inc.*	60,249
1,800	Rowan Companies, Inc.	61,272
		355,927
Oil Companies - Exploration and Production - 1.2%
1,600	Anadarko Petroleum Corp.	93,744
1,200	Apache Corp.	114,528
300	Chesapeake Energy Corp.	11,169
1,400	Cimarex Energy Co.	57,134
500	Devon Energy Corp.	42,490
200	EOG Resources, Inc.	17,500
1,500	Forest Oil Corp.*	67,830
1,100	Noble Energy, Inc.	79,838
3,952	Occidental Petroleum Corp.	268,222
700	Unit Corp.*	35,084
		787,539
Oil Companies - Integrated - 10.3%
16,900	Chevron Corp.	1,428,050
9,693	ConocoPhillips	778,542
43,600	Exxon Mobil Corp.	3,767,039
1,200	Hess Corp.	108,996
8,800	Marathon Oil Corp.	412,280
1,900	Murphy Oil Corp.	139,726
		6,634,633
Oil Refining and Marketing - 0.4%
2,200	Frontier Oil Corp.	77,594
3,000	Valero Energy Corp.	177,570
		255,164
Paper and Related Products - 0.6%
3,900	Domtar Corp. (U.S. Shares)*	31,473
3,000	International Paper Co.	96,750
700	Louisiana-Pacific Corp.	10,689
3,800	MeadWestvaco Corp.	106,400
1,100	Smurfit-Stone Container Corp.*	10,439
7,500	Temple-Inland, Inc.	140,625
		396,376
Photo Equipment and Supplies - 0.1%
2,100	Eastman Kodak Co.	41,853
Pipelines - 0.8%
1,700	El Paso Corp.	28,016
200	Equitable Resources, Inc.	11,150
2,200	National Fuel Gas Co.	94,842
6,400	ONEOK, Inc.	300,800
1,000	Questar Corp.	50,910
400	Williams Companies, Inc.	12,788
		498,506
Power Converters and Power Supply Equipment - 0.1%
1,500	Hubbell, Inc.	71,520

Shares or Principal Amount		Value
Printing - Commercial - 0%
900	R.R. Donnelley & Sons Co.	$31,401
Property and Casualty Insurance - 1.1%
204	Alleghany Corp.*	77,112
1,100	Chubb Corp.	56,969
1,476	Fidelity National Title Group, Inc. - Class A	29,062
1,400	First American Corp.	60,970
400	Markel Corp.*	185,200
1,200	Progressive Corp.	22,272
600	SAFECO Corp.	32,022
4,900	Travelers Companies, Inc.	235,690
100	White Mountains Insurance Group, Ltd.	48,500
		747,797
Publishing - Newspapers - 0.1%
1,100	New York Times Co. - Class A#	18,414
100	Washington Post Co. - Class B	74,400
		92,814
Publishing - Periodicals - 0.3%
12,217	Idearc, Inc.	198,648
Real Estate Operating/Development - 0.1%
2,100	Forestar Real Estate Group, Inc.*	47,964
Reinsurance - 0.1%
200	Allied World Assurance Holdings, Ltd.	9,526
300	Axis Capital Holdings, Ltd.	12,012
600	Endurance Specialty Holdings, Ltd.	24,312
100	Everest Re Group, Ltd.	10,169
		56,019
REIT - Apartments - 0%
300	Avalonbay Communities, Inc.	28,185
REIT - Diversified - 0.1%
2,800	iStar Financial, Inc.	74,704
200	Vornado Realty Trust	18,080
		92,784
REIT - Health Care - 0%
300	HCP, Inc.	9,123
100	Heath Care REIT, Inc.	4,289
		13,412
REIT - Hotels - 0.1%
2,067	Host Marriott Corp.	34,602
REIT - Mortgages - 0.2%
8,200	Annaly Mortgage Management, Inc.	161,704
REIT - Office Property - 0%
200	Boston Properties, Inc.	18,384
200	Douglas Emmett, Inc.	4,570
		22,954
REIT - Regional Malls - 0%
400	Taubman Centers, Inc.	20,060
REIT - Warehouse and Industrial - 0.0%
200	ProLogis#	11,870
Rental Auto/Equipment - 0.1%
1,500	Avis Budget Group, Inc.*	20,025
4,000	United Rentals, Inc.*	73,000
		93,025

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 31

Janus Adviser INTECH Risk-Managed Value Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Retail - Apparel and Shoe - 0.1%
500	AnnTaylor Stores Corp.*	$12,575
2,600	Foot Locker, Inc.	35,594
		48,169
Retail - Automobile - 0%
900	Auto Nation, Inc.*	14,652
Retail - Building Products - 0.1%
1,700	Home Depot, Inc.	52,139
Retail - Consumer Electronics - 0.1%
2,600	RadioShack Corp.	45,110
Retail - Discount - 0.5%
1,400	BJ's Wholesale Club, Inc.*	45,416
300	Costco Wholesale Corp.	20,382
4,700	Wal-Mart Stores, Inc.	239,136
		304,934
Retail - Drug Store - 0.4%
5,900	CVS/Caremark Corp.	230,513
Retail - Major Department Stores - 0.1%
200	Saks, Inc.*	3,610
500	Sears Holdings Corp.*,#	55,245
		58,855
Retail - Restaurants - 0.7%
8,400	McDonald's Corp.	449,820
Savings/Loan/Thrifts - 0.5%
600	Astoria Financial Corp.	16,308
2,100	Guaranty Financial Group, Inc.*	29,190
700	Hudson City Bancorp, Inc.	11,466
8,300	New York Community Bancorp, Inc.#	153,965
1,100	Washington Federal, Inc.	26,862
3,000	Washington Mutual, Inc.	59,760
		297,551
Semiconductor Equipment - 0%
400	Novellus Systems, Inc.*	9,504
Steel - Producers - 0.6%
200	Carpenter Technology Corp.	12,328
1,900	Nucor Corp.	109,820
1,500	Reliance Steel & Aluminum Co.	73,815
1,500	Steel Dynamics, Inc.	78,225
1,000	United States Steel Corp.	102,110
		376,298
Super-Regional Banks - 7.2%
49,100	Bank of America Corp.	2,177,586
800	Capital One Financial Corp.	43,848
900	Comerica, Inc.	39,258
500	Fifth Third Bancorp	13,550
900	KeyCorp	23,535
500	National City Corp.	8,895
2,883	PNC Bank Corp.	189,182
2,600	SunTrust Banks, Inc.	179,270
12,500	U.S. Bancorp	424,375
17,484	Wachovia Corp.	680,652
26,200	Wells Fargo & Co.#	891,062
		4,671,213
Telecommunication Equipment - 0.1%
3,300	ADC Telecommunications, Inc.*	48,807

Shares or Principal Amount		Value
Telecommunication Services - 0.2%
2,125	Embarq Corp.	$96,263
900	Virgin Media, Inc.	15,048
		111,311
Telephone - Integrated - 7.2%
72,710	AT&T, Inc.	2,798,607
4,200	CenturyTel, Inc.	155,022
8,500	Citizens Communications Co.	97,495
18,000	Sprint Nextel Corp.	189,540
2,400	Telephone and Data Systems, Inc.	126,576
32,444	Verizon Communications, Inc.	1,260,125
6,537	Windstream Corp.	75,895
		4,703,260
Television - 0.1%
1,200	CBS Corp. - Class B	30,228
100	Central European Media Enterprises, Ltd.*	9,479
		39,707
Textile-Home Furnishings - 0.3%
2,400	Mohawk Industries, Inc.*,#	191,808
Tobacco - 1.3%
3,300	Altria Group, Inc.	250,206
2,000	Loews Corp. - Carolina Group	164,260
5,600	Reynolds American, Inc.	354,648
2,000	UST, Inc.	103,920
		873,034
Tools - Hand Held - 0.1%
1,200	Snap-On, Inc.	58,944
200	Stanley Works	10,272
		69,216
Toys - 0.5%
3,700	Hasbro, Inc.	96,089
12,400	Mattel, Inc.	260,524
		356,613
Transportation - Marine - 0.4%
800	Alexander & Baldwin, Inc.	36,512
1,400	Overseas Shipholding Group, Inc.	91,308
600	Teekay Shipping Corp. (U.S. Shares)	28,380
1,400	Tidewater, Inc.	74,144
		230,344
Transportation - Railroad - 1.0%
800	Burlington Northern Santa Fe Corp.	69,216
4,300	CSX Corp.	208,464
400	Kansas City Southern*	14,352
200	Norfolk Southern Corp.	10,878
2,900	Union Pacific Corp.	362,587
		665,497
Transportation - Services - 0.1%
100	FedEx Corp.	9,348
500	Ryder System, Inc.	26,030
		35,378
Transportation - Truck - 0%
300	Con-Way, Inc.	14,607
Total Common Stock (cost $64,282,855)		63,465,989

See Notes to Schedules of Investments and Financial Statements.
32 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Money Markets - 1.5%
899,107	Janus Institutional Cash Management Fund - Institutional Shares, 3.95%	$899,107
41,000	Janus Institutional Money Market Fund - Institutional Shares, 3.81%	41,000
Total Money Markets (cost $940,107)		940,107
Other Securities - 1.5%
211,824	Allianz Dresdner Daily Asset Fund†	211,824
779,411	Time Deposits†	779,411
Total Other Securities (cost $991,235)		991,235
Total Investments (total cost $66,214,197) – 102.0%		65,397,331
Liabilities, net of Cash, Receivables and Other Assets – (2.0)%		(1,270,329)
Net Assets – 100%		$64,127,002

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$968,497	1.5%
Canada	31,473	0.1%
Cayman Islands	228,336	0.3%
Liberia	8,056	0.0%
Marshall Islands	28,380	0.1%
Panama	17,796	0.0%
United States††	64,114,793	98.0%
Total	$65,397,331	100%

††Includes Short-Term and Other Securities (95.1% excluding Short-Term and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 33

Janus Adviser INTECH Risk-Managed
International Fund (unaudited)

Managed by INTECH

Fund Snapshot

This fund uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Performance Overview

For the six-month period ended January 31, 2008, Janus Adviser INTECH Risk-Managed International Fund returned (4.32)% for its Class S Shares. This compares to the (7.52)% return posted by the Morgan Stanley Capital International "MSCI" EAFE® Index, the Fund's benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Fund, fundamentals can have a significant impact on the general direction of the market in which we participate. The Fund's goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Fund's mathematical investment process seeks to build a more efficient portfolio than its benchmark, the MSCI EAFE® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Fund.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the Index, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Fund perform well over the long term.

In INTECH's 20-year history, we have experienced six-month periods of similar magnitude in terms of both underperformance and outperformance. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH's mathematical, risk-managed investment process seeks to outperform the MSCI EAFE® Index over the long term, while attempting to control risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Fund may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Managing risk remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market's direction.

Thank you for your investment in Janus Adviser INTECH Risk-Managed International Fund.

34 Janus Adviser Series January 31, 2008

(unaudited)

Janus Adviser INTECH Risk-Managed International Fund At a Glance

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2008

British American Tobacco PLC Tobacco	2.1%
HSBC Holdings PLC Commercial Banks	1.8%
Roche Holdings A.G. Medical - Drugs	1.7%
Nintendo Company, Ltd. Toys	1.6%
ArcelorMittal Steel - Producers	1.5%
8.7%

Asset Allocation – (% of Net Assets)

As of January 31, 2008

Emerging markets comprised 0.1% of total net assets.

*Includes cash and cash equivalents of (1.5)%

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2008	As of July 31, 2007

Janus Adviser Series January 31, 2008 35

Janus Adviser INTECH Risk-Managed
International Fund (unaudited)

Performance

Cumulative Total Return – for the period ended January 31, 2008			Expense Ratios – estimated for the initial fiscal year
	Fiscal Year-to-Date	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser INTECH Risk-Managed International Fund - Class A Shares			6.12%	0.91	%(a)
NAV	(4.16)%	(4.93)%
MOP	(9.80)%	(10.39)%
Janus Adviser INTECH Risk-Managed International Fund - Class C Shares			6.87%	1.66	%(a)
NAV	(4.54)%	(5.40)%
CDSC	(5.49)%	(6.34)%
Janus Adviser INTECH Risk-Managed International Fund - Class I Shares	(4.00)%	(4.67)%	5.87%	0.66	%(b)
Janus Adviser INTECH Risk-Managed International Fund - Class S Shares	(4.32)%	(5.09)%	6.37%	1.16	%(c)
Morgan Stanley Capital International EAFE® Index	(7.52)%	(7.22)%

  Visit janus.com/info to view up-to-date performance
  and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

For Class I Shares and Class S Shares, a 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower. Effective for shares purchased on or after February 15, 2008, the period during which a redemption fee may apply will change from 3 months or less to 90 days or less.

(a) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

36 Janus Adviser Series January 31, 2008

(unaudited)

The Fund's expense ratios were determined based on estimated annualized expenses the Fund expects to incur during the Fund's initial fiscal year. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses."

The proprietary mathematical process used by Enhanced Investment Technologies, LLC ("INTECH") may not achieve the desired results. Since the portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a "buy and hold" or index fund strategy.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets.

The Fund's performance may be affected by risks that include those associated with investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or janus.com/info for more information about risks, portfolio holdings and other details.

The Fund's performance for very short time periods may not be indicative of future performance.

The Fund commenced operations on May 2, 2007. Performance shown for Class A Shares, Class C Shares, Class I Shares, and Class S Shares reflects performance of the respective class from May 2, 2007 through the most recent period shown, without the effect of any fee and expense limitations or waivers.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper does not yet rate (rank) this Fund as it is less than 1 year old.

There is no assurance that the stated objective(s) will be met.

See Notes to Schedules of Investments for index definitions.

The weighting of securities within the portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date - May 2, 2007

Janus Adviser Series January 31, 2008 37

Janus Adviser INTECH Risk-Managed
International Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$958.40	$4.48
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.62
Expense Example - Class C Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$954.60	$8.16
Hypothetical (5% return before expenses)	$1,000.00	$1,016.79	$8.42
Expense Example - Class I Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$960.00	$3.25
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.35
Expense Example - Class S Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$956.80	$5.71
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.89

*Expenses are equal to the annualized expense ratio of 0.91% for Class A Shares, 1.66% for Class C Shares, 0.66% for Class I Shares and 1.16% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

38 Janus Adviser Series January 31, 2008

Janus Adviser INTECH Risk-Managed
International Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Common Stock - 101.5%
Advertising Services - 0.1%
200	JC Decaux S.A.	$6,523
Aerospace and Defense - 0%
200	Rolls-Royce Group PLC	1,889
Agricultural Chemicals - 0.2%
400	Yara International A.S.A.	19,348
Airlines - 0.8%
3,000	All Nippon Airways Co., Ltd.	11,987
500	Deutsche Lufthansa A.G.	12,011
7,100	Qantas Airways, Ltd.	30,112
2,340	Singapore Airlines, Ltd.	25,780
		79,890
Airport Development - Maintenance - 0.3%
200	Aeroports de Paris	22,413
2,300	Macquarie Airports	8,132
		30,545
Apparel Manufacturers - 0.1%
1,100	Esprit Holdings, Ltd.	14,306
Applications Software - 0.1%
300	Misys PLC	1,038
200	TomTom N.V.*	11,041
		12,079
Athletic Equipment - 0%
100	Amer Group, Ltd.	1,925
Athletic Footwear - 0.2%
300	Adidas - Salomon A.G.	19,174
Audio and Video Products - 0%
100	Sony Corp.	4,782
Automotive - Cars and Light Trucks - 4.8%
100	BMW A.G.	5,566
600	DaimlerChrysler A.G.	47,038
2,900	Fiat S.P.A.	67,829
200	PSA Peugeot Citroen	14,764
100	Suzuki Motor Corporation	2,520
1,900	Toyota Motor Corp.	103,399
600	Volkswagen A.G.	83,499
600	Volkswagon A.G.	136,070
		460,685
Automotive - Medium and Heavy Duty Trucks - 0.4%
2,000	Scania A.B.	41,374
Automotive - Truck Parts and Equipment - Original - 0.5%
200	Aisin Seiki Co., Ltd.	8,095
100	Denso Corp.	3,616
1,000	GKN PLC	5,273
500	Toyoda Gosei Company, Ltd.	16,638
400	Toyota Boshoku, Corp.	12,137
		45,759
Beverages - Non-Alcoholic - 0.7%
3,100	Coca-Cola Amatil, Ltd.	26,166
950	Coca-Cola Hellenic Bottling Company S.A.	39,826
		65,992
Beverages - Wine and Spirits - 0.4%
1,000	Diageo PLC	20,116
200	Pernod Ricard S.A.	21,326
		41,442

Shares or Principal Amount		Value
Bicycle Manufacturing - 0.2%
400	Shimano, Inc.	$15,448
Brewery - 2.0%
300	Carlsberg A/S - Class B	31,699
100	Heineken Holding NV	5,096
1,500	Heineken N.V.	84,267
500	InBev N.V.	41,173
500	Lion Nathan, Ltd.	4,264
400	SABMiller PLC	8,645
1,100	Scottish & Newcastle PLC	17,180
		192,324
Building - Heavy Construction - 0.7%
100	Acciona S.A.	25,454
600	ACS, Actividades de Construccion y Servicios S.A.	31,490
400	Aker Kvaerner A.S.A.	7,470
		64,414
Building and Construction - Miscellaneous - 1.2%
2,600	AMEC PLC	35,656
400	Balfour Beatty PLC	3,361
200	Bouygues S.A.	15,406
100	Hochtief A.G.	9,990
1,100	Leighton Holdings, Ltd.	50,091
		114,504
Building and Construction Products - Miscellaneous - 0.5%
400	Compagnie de Saint-Gobain	31,314
1,600	Fletcher Building, Ltd.	12,789
		44,103
Building Products - Air and Heating - 0.4%
800	Daikin Industries, Ltd.	35,967
Building Products - Cement and Aggregate - 0.5%
300	Lafarge S.A.	47,021
Cable Television - 0.1%
7	Jupiter Telecommunications Company, Ltd.*	5,914
370	PT Multimedia-Servicos de Telecomunicacoes e Multimedia	4,933
		10,847
Capacitors - 0%
100	Mitsumi Electric Co., Ltd.	2,764
Cellular Telecommunications - 1.0%
200	Cosmote Mobile Telecom	7,664
100	Millicom International Cellular S.A.*	10,461
20,800	Vodafone Group PLC	72,989
		91,114
Chemicals - Diversified - 2.9%
300	Akzo Nobel N.V.	22,195
500	BASF A.G.	65,712
700	Bayer A.G.	57,914
3,000	Dainippon Ink and Chemicals, Inc.	13,396
2,000	Denki Kagaku Kogyo Kabushiki Kaisha	8,221
500	DSM N.V.	21,128
100	Johnson Matthey PLC	3,720
100	K+S A.G.	25,522
4,500	Mitsubishi Chemical Holdings Corp.	32,714
1,000	Mitsubishi Gas Chemical Company, Inc.	9,170
100	Nitto Denko Corp.	4,890
1,000	Sumitomo Chemical Co., Ltd.	7,072
2,000	Ube Industries, Ltd.	6,256
		277,910

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 39

Janus Adviser INTECH Risk-Managed
International Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Chemicals - Other - 0.1%
2,500	Kingboard Chemical Holdings, Ltd.	$10,486
Circuit Boards - 0.2%
300	Ibiden Company, Ltd.	19,410
Commercial Banks - 6.3%
300	Alpha Bank A.E.	9,973
100	Anglo Irish Bank Corporation PLC	1,409
3,000	Banca Intesa S.P.A.	21,428
600	Banco BPI S.A.	2,970
12,200	Banco Comercial Portugues S.A.	37,952
300	Banco de Sabadell S.A.	2,820
1,800	Banco Espirito Santo S.A.	31,544
800	Banco Santander Central Hispano S.A.	14,031
3,000	Bank of East Asia, Ltd.	17,368
1,000	Bank of Kyoto, Ltd.	11,933
800	Bankinter S.A.	12,421
200	Bendigo Bank, Ltd.	2,264
100	BNP Paribas S.A.	9,885
2,000	BOC Hong Kong Holdings, Ltd.	5,028
400	Commonwealth Bank of Australia	18,020
200	Den Norske Bank A.S.A.	2,613
100	Deutsche Postbank AG	8,361
1,400	Hang Seng Bank, Ltd.	28,054
1,000	Hiroshima Bank, Ltd.	5,453
11,500	HSBC Holdings PLC	172,405
1,200	Intesa Sanpaolo RNC	8,241
100	Julius Baer Holding, Ltd.	6,987
800	Lloyds TSB Group PLC	7,043
200	National Bank of Greece S.A.	12,249
100	Natixis	1,702
600	OKO Bank	10,756
4,000	Oversea-Chinese Banking Corporation, Ltd.	21,238
600	Piraeus Bank S.A.	19,347
1,000	Shizuoka Bank	10,977
100	St. George Bank, Ltd.	2,536
700	Standard Chartered PLC	23,277
100	Svenska Handelsbanken A.B. - Class A	2,802
6,060	UniCredito Italiano S.P.A.	44,480
1,000	United Overseas Bank, Ltd.	12,386
200	Westpac Banking Corp.	4,672
500	Wing Hang Bank, Ltd.	6,461
		611,086
Commercial Services - 0.1%
500	Intertek Group PLC	8,762
Computer Services - 0.1%
700	Computershare, Ltd.	5,044
300	Indra Sistemas S.A.	7,746
		12,790
Computers - Memory Devices - 0.1%
100	TDK Corp.	6,390
Computers - Peripheral Equipment - 0.1%
300	Logitech International S.A.*	9,150
Consulting Services - 0.1%
600	Serco Group PLC	5,001
Containers - Metal and Glass - 0%
100	Toyo Seikan Kaisha, Ltd.	1,818
Cosmetics and Toiletries - 1.0%
100	Beiersdorf A.G.	7,735
1,000	Kao Corp.	30,340

Shares or Principal Amount		Value
Cosmetics and Toiletries - (continued)
200	L'Oreal S.A.	$24,730
100	Oriflame Cosmetics S.A.	5,456
1,000	Shiseido Company, Ltd.	23,548
100	Uni-Charm Corp.	6,639
		98,448
Dialysis Centers - 0.1%
200	Fresenius Medical Care A.G. & Co.	10,284
Distribution/Wholesale - 0.5%
1,900	Hagemeyer N.V.	13,218
1,000	Jardine Cycle & Carriage, Ltd.	13,913
6,000	Li & Fung, Ltd.	23,077
		50,208
Diversified Financial Services - 0.1%
200	Sampo Oyj - Class A	5,224
Diversified Minerals - 1.5%
900	Antofagasta PLC	11,812
1,000	BHP Billiton PLC	29,636
800	BHP Billiton, Ltd.	26,857
6,700	Fortescue Metals Group, Ltd.*	38,476
2,000	Oxiana, Ltd.	5,559
1,000	Sumitomo Metal Mining Co., Ltd.	16,818
200	Xstrata PLC	15,288
		144,446
Diversified Operations - 1.8%
300	Cookson Group PLC	3,318
200	GEA Group A.G.*	6,202
4,000	Keppel Corp., Ltd.	32,714
400	Siemens A.G.	52,045
500	Swire Pacific, Ltd. - Class A	6,825
1,067	Wesfarmers, Ltd.	34,355
567	Wesfarmers, Ltd.*	18,547
4,000	Wharf Holdings, Ltd.	21,878
		175,884
Diversified Operations - Commercial Services - 0%
100	Davis Service Group PLC	1,005
800	Rentokil Initial PLC	1,722
		2,727
Electric - Distribution - 0.1%
1,000	AGL Energy, Ltd.	10,816
Electric - Generation - 0%
300	British Energy Group PLC	3,092
Electric - Integrated - 6.1%
2,400	AEM S.P.A.	9,661
100	Chugoku Electric Power Company	2,135
400	Contact Energy, Ltd.	2,399
200	E.ON A.G.	36,955
13,300	Electricidade de Portugal, S.A.	84,816
200	Electricite de France	20,815
700	Enel S.P.A.	7,807
600	Fortum Oyj	24,263
3,500	Hongkong Electric Holdings, Ltd.	19,979
6,400	Iberdrola S.A.	97,836
1,200	International Power PLC	9,520
300	Kyushu Electric Power Company, Inc.	7,595
300	Oesterreichische Elektrizitaetswirtschafts - A.G. (Verb	19,823
600	Public Power Corp., S.A.	28,769
100	RWE A.G.	10,438
200	RWE A.G.	24,658

See Notes to Schedules of Investments and Financial Statements.
40 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Electric - Integrated - (continued)
1,000	Scottish & Southern Energy PLC	$30,381
300	Shikoku electric Power Company, Inc.	8,637
2,200	Suez S.A.	134,511
100	Union Fenosa S.A.	6,663
		587,661
Electric - Transmission - 1.4%
7,800	National Grid PLC	120,018
200	Red Electrica de Espana	11,500
1,100	Terna - Rete Elettrica Nationale S.P.A.	4,617
		136,135
Electric Products - Miscellaneous - 0.9%
2,000	Hitachi, Ltd.	15,001
1,000	Mitsubishi Electric Corp.	9,322
2,000	SANYO Electric Co., Ltd.*	2,674
700	Stanley Electric Company, Ltd.	14,141
6,000	Toshiba Corp.	40,595
		81,733
Electronic Components - Miscellaneous - 0.8%
600	ALPS Electric Co., Ltd.	6,921
100	Hoya Corp.	2,726
100	Koninklijke (Royal) Philips Electronics N.V.	3,923
200	Mabuchi Motor Company, Ltd.	11,105
2,000	NGK Insulators, Ltd.	51,675
		76,350
Electronic Components - Semiconductors - 0%
400	Infineon Technologies A.G.*	4,090
Energy - Alternate Sources - 0.7%
600	Iberdrola Renovables*	4,834
200	Q-Cells A.G.*	19,014
1,200	Renewable Energy Corp. A.S.*	31,373
300	Solarworld A.G.	13,516
		68,737
Engineering - Research and Development Services - 1.4%
3,000	ABB, Ltd.	75,082
1,100	Boart Longyear Group*	1,998
400	Hong Kong Aircraft Engineering Company Limited	9,035
6,000	Singapore Technologies Engineering, Ltd.	14,306
1,000	WorleyParsons, Ltd.	35,996
		136,417
Enterprise Software/Services - 0.7%
400	Business Objects S.A.*	24,356
700	Nomura Research Institute, Ltd.	18,497
100	Oracle Corporation Japan	4,408
400	SAP A.G.	19,194
		66,455
Entertainment Software - 0.2%
500	Konami Corp.	15,067
100	Square Enix Co., Ltd.	2,864
		17,931
Filtration and Separations Products - 0.1%
100	Afla Laval A.B.	5,382
Finance - Investment Bankers/Brokers - 0.1%
301	Citigroup, Inc.	8,494
Finance - Other Services - 2.5%
400	ASX, Ltd.	17,286
500	Deutsche Boerse A.G.	88,843
100	Hellenic Exchanges S.A.	3,367

Shares or Principal Amount		Value
Finance - Other Services - (continued)
2,500	Hong Kong Exchanges & Clearing, Ltd.	$51,864
1,300	ICAP PLC	17,451
500	London Stock Exchange Group PLC	16,802
525	Man Group PLC	5,770
400	OMX A.B.	16,572
3,000	Singapore Exchange, Ltd.	21,016
		238,971
Food - Catering - 0.4%
6,600	Compass Group PLC	41,770
Food - Diversified - 1.8%
100	Associated British Foods PLC	1,732
100	Kerry Group PLC	2,685
1,000	Kikkoman Corp.	12,116
200	Nestle S.A.	89,412
1,800	Orkla A.S.A.	23,791
500	Unilever N.V.	16,267
700	Unilever PLC	23,001
		169,004
Food - Flour and Grain - 0.2%
500	Nisshin Seifun Group, Inc.	4,901
10,000	Tingyi Holding Corporation	14,124
		19,025
Food - Retail - 3.9%
800	Carrefour S.A.	56,262
100	Delhaize Group	7,655
9,400	J Sainsbury PLC	74,698
1,240	Koninklijke Ahold N.V.*	16,188
400	Metro A.G.	32,967
11,700	Tesco PLC	97,604
300	William Morrison Supermarkets PLC	1,796
3,300	Woolworths, Ltd.	86,054
		373,224
Food - Wholesale/Distribution - 0.2%
300	Kesko, Ltd.	15,337
Gambling - Non-Hotel - 0%
100	OPAP S.A.	3,497
Gas - Distribution - 1.3%
4,100	Centrica PLC	27,037
800	Gas Natural SDG S.A.	44,118
200	Gaz de France	10,826
12,000	Hong Kong & China Gas Co., Ltd.	32,895
3,000	Osaka Gas Company, Ltd.	11,479
		126,355
Gas - Transportation - 0%
500	Snam Rete Gas S.P.A.	3,316
Gold Mining - 0.3%
800	Newcrest Mining, Ltd.	25,091
Human Resources - 0.6%
3,987	Capita Group Plc.	52,228
200	Vedior N.V.	4,906
		57,134
Import/Export - 0.8%
1,000	Itochu Corp.	9,175
4,000	Marubeni Corp.	27,464
700	Mitsubishi Corp.	18,350
1,000	Mitsui & Company, Ltd.	20,586
		75,575

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 41

Janus Adviser INTECH Risk-Managed
International Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Industrial Gases - 0.3%
100	Air Liquide S.A.	$13,927
100	Linde A.G.	13,117
		27,044
Internet Applications Software - 0.3%
5,200	Tencent Holdings, Ltd.	30,912
Internet Security - 0.4%
1,000	Trend Micro, Inc.*	35,994
Investment Companies - 0%
100	Investor A.B. - Class B	1,994
Leisure and Recreation Products - 0.1%
100	SANKYO Company, Ltd.	5,338
Life and Health Insurance - 0.2%
1,600	AMP, Ltd.	12,252
200	Britannic Group PLC	2,845
		15,097
Lighting Products and Systems - 0%
100	Ushio, Inc.	2,039
Lottery Services - 0.1%
1,700	Tattersall's, Ltd.	5,816
Machine Tools and Related Products - 0%
200	Sandvik A.B.	2,884
Machinery - Construction and Mining - 0.4%
300	Hitachi Construction Machinery Co., Ltd.	6,976
1,400	Komatsu, Ltd.	33,799
		40,775
Machinery - Electrical - 0.1%
200	KCI Konecranes Oyj	6,078
Machinery - General Industrial - 2.1%
300	Alstom	60,566
300	FLSmidth & Company A/S	26,786
300	MAN A.G.	37,490
2,700	Volvo A.B. - Class B	36,083
1,900	Volvo A.B. - Class A	25,445
510	Zardoya Otis S.A.	11,937
		198,307
Machinery - Material Handling - 0.3%
2,000	Japan Steel Works, Ltd.	29,286
Medical - Biomedical and Genetic - 1.0%
2,200	CSL, Ltd.	68,429
300	Novozymes A/S	23,450
400	QIAGEN N.V.*	8,114
		99,993
Medical - Drugs - 5.1%
100	Astellas Pharmaceutical, Inc.	4,332
300	AstraZeneca Group PLC	12,512
1,100	Daiichi Sankyo Company, Ltd.	33,027
1,300	Elan Corporation PLC*	33,112
3,000	GlaxoSmithKline PLC	70,800
2,000	Kyowa Hakko Kogyo Co., Ltd.	20,121
200	Merck KGaA	24,792
400	Novartis A.G.	20,247
1,200	Novo Nordisk S.A.	75,399
900	Roche Holding A.G.	163,107
100	Santen Pharmaceutical Company, Ltd.	2,657
300	Shire PLC	5,348
1,000	Taisho Pharmaceutical Co., Ltd.	20,723

Shares or Principal Amount		Value
Medical - Drugs - (continued)
100	Takeda Pharmaceutical Company, Ltd.	$6,074
		492,251
Medical - Wholesale Drug Distributors - 0.1%
100	Celesio A.G.	5,893
100	Suzuken Co.	3,642
		9,535
Medical Instruments - 0%
200	Getinge A.B.	4,677
Medical Products - 0.7%
100	Cochlear, Ltd.	6,289
100	Coloplast A/S	8,270
100	Phonak Holding A.G.	8,963
500	Smith & Nephew PLC	6,818
700	Terumo Corp.	38,078
		68,418
Metal - Copper - 0.1%
300	Kazakhmys PLC	7,335
Metal - Diversified - 0.8%
300	Rio Tinto PLC	29,939
300	Rio Tinto, Ltd.	33,172
400	Vedanta Resources PLC	14,525
		77,636
Metal Processors and Fabricators - 0%
300	Norsk Hydro A.S.A.	3,596
Mining Services - 0%
100	Orica, Ltd.	2,620
Miscellaneous Manufacturing - 0%
200	Glory, Ltd.	4,091
Mortgage Banks - 0.1%
400	Alliance & Leicester PLC	5,190
Motion Pictures and Services - 0.2%
700	Toho Company, Ltd.	16,890
MRI and Medical Diagnostic Imaging Center - 0.1%
600	Sonic Healthcare, Ltd.	8,860
Multi-Line Insurance - 0.3%
100	Allianz A.G.	18,119
200	Assicurazioni Generali	8,540
		26,659
Multimedia - 0.7%
100	Nikon, Corp.	2,610
4,700	Reuters Group PLC	57,003
200	Vivendi Universal S.A.	8,047
		67,660
Non-Ferrous Metals - 0%
1,000	Mitsubishi Materials Corp.	4,090
Not Found - 0.1%
2,000	Mitsubishi Motors Corp.	3,304
100	Sparbanken Sverige A.B. - Class A	2,579
		5,883
Office Automation and Equipment - 0.3%
700	Canon, Inc.	30,217
Oil - Field Services - 0.4%
400	Fugro N.V.	27,368
100	Petroleum Geo-Services ASA*	2,158
200	Saipem S.p.A.	6,955
		36,481

See Notes to Schedules of Investments and Financial Statements.
42 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Oil and Gas Drilling - 0.1%
600	SeaDrill, Ltd.*	$12,547
Oil Companies - Exploration and Production - 1.0%
1	INPEX Holdings, Inc.	9,370
4,800	Origin Energy, Ltd.	37,847
2,000	Santos, Ltd.	21,759
1,800	Tullow Oil PLC	21,442
200	Woodside Petroleum, Ltd.	8,453
		98,871
Oil Companies - Integrated - 1.2%
1,200	BG Group PLC	26,404
1,100	BP PLC	11,667
300	Eni S.p.A.	9,667
100	OMV A.G.	7,188
100	Repsol - YPF S.A.	3,189
600	Royal Dutch Shell PLC - Class A	21,366
600	Royal Dutch Shell PLC	20,755
258	Statoil A.S.A	6,749
100	Total S.A.	7,253
		114,238
Oil Refining and Marketing - 0.3%
500	Hellenic Petroleum S.A.	7,612
3,000	Nippon Oil Corp.	20,313
200	Showa Shell Sekiyu K.K.	1,749
		29,674
Optical Supplies - 0.1%
100	Essilor International S.A.	5,784
200	Luxottica Group S.P.A.	5,702
		11,486
Paper and Related Products - 0%
1,600	Lee & Man Paper Manufacturing Limited	3,611
Photo Equipment and Supplies - 0.9%
100	Fuji Photo Film Company, Ltd.	3,921
1,000	Konica Minolta Holdings, Inc.	16,056
1,000	Nikon Corp.	28,049
1,000	Olympus Corp.	33,527
		81,553
Power Converters and Power Supply Equipment - 0.6%
300	Gamesa Corporacion Tecnologica S.A.	11,431
500	Vestas Wind Systems A.S.*	48,495
		59,926
Property and Casualty Insurance - 0.6%
200	Millea Holdings, Inc.	7,637
1,000	Nipponkoa Insurance Company, Ltd.	9,184
1,500	QBE Insurance Group, Ltd.	38,066
		54,887
Property Trust - 0.2%
3,500	Commonwealth Property Office Fund	4,425
9,100	DB RREEF Trust	13,158
400	Mirvac Group	1,809
		19,392
Public Thoroughfares - 0.5%
200	Abertis Infraestucturas S.A.	6,091
400	Atlantia S.P.A.	13,297
1,400	Brisa	20,764
100	Societe des Autoroutes Paris-Rhin-Rhone	10,862
		51,014

Shares or Principal Amount		Value
Publishing - Newspapers - 0.1%
100	Schibsted A.S.A.	$3,044
1,000	Singapore Press Holdings, Ltd.	3,114
		6,158
Publishing - Periodicals - 0.1%
500	EMAP PLC*	9,141
Real Estate Management/Services - 0.1%
100	Daito Trust Construction Company, Ltd.	5,382
300	Lend Lease Corp., Ltd.	3,881
		9,263
Real Estate Operating/Development - 1.6%
1,000	Cheng Kong Holdings, Ltd.	16,219
1,000	City Developments, Ltd.	8,050
2,000	Hang Lung Group, Ltd.	9,267
5,000	Hang Lung Properties, Ltd.	19,994
3,000	Henderson Land Development Co., Ltd.	25,831
3,000	Hopewell Holdings, Ltd.	13,151
1,000	Hysan Development Company, Ltd.	2,970
2,000	Kerry Properties, Ltd.	13,468
7,000	New World Development Company, Ltd.	21,719
1,000	Sun Hung Kai Properties, Ltd.	20,025
		150,694
Reinsurance - 0.2%
100	Muenchener Rueckversicherungs-Gesellschaft A.G.	18,155
Resorts and Theme Parks - 0.2%
300	Oriental Land Co., Ltd.	17,794
Retail - Apparel and Shoe - 0.7%
300	Hennes & Mauritz A.B. - Class B	16,261
1,000	Industria de Diseno Textil S.A.	50,192
		66,453
Retail - Automobile - 0.1%
130	USS Company, Ltd.	7,584
Retail - Consumer Electronics - 0.3%
900	Carphone Warehouse PLC	5,932
170	Yamada Denki Company, Ltd.	18,162
		24,094
Retail - Convenience Stores - 0.1%
100	Familymart Co.	2,971
200	Lawson, Inc.	7,131
		10,102
Retail - Discount - 0.2%
3,800	Harvey Norman Holdings, Ltd.	19,173
Retail - Jewelry - 0.5%
700	Citizen Holding Co., Ltd.	6,432
100	Swatch Group A.G.	26,921
300	Swatch Group, A.G.	15,729
		49,082
Retail - Major Department Stores - 0.5%
3,500	Lifestyle International Holdings, Ltd.	9,274
3,500	Marks & Spencer Group PLC	30,882
3,000	Mitsukoshi, Ltd.	11,838
		51,994
Retail - Perfume and Cosmetics - 0.1%
100	Douglas Holding A.G.	5,033
Rubber - Tires - 0.5%
200	Compagnie Generale des Etablissements Michelin - Class	19,196

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 43

Janus Adviser INTECH Risk-Managed
International Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Rubber - Tires - (continued)
800	Nokian Renkaat Oyj	$27,181
		46,377
Satellite Telecommunications - 0.1%
400	SES	9,693
Schools - 0.1%
200	Benesse Corp.	8,350
Security Services - 0.2%
400	Secom Company, Ltd.	20,455
Seismic Data Collection - 0.2%
100	Compagnie Generale de Geophysique-Veritas*	23,370
Semiconductor Equipment - 0.1%
400	ASML Holding N.V.*	10,657
Shipbuilding - 0.1%
2,000	Mitsui Engineering & Shipbuilding Co., Ltd.	6,640
Soap and Cleaning Preparations - 1.3%
100	Henkel KGaA	4,208
2,300	Reckitt Benckiser PLC	120,382
		124,590
Steel - Producers - 3.4%
2,200	ArcelorMittal	146,223
1,500	BlueScope Steel, Ltd.	13,934
200	JFE Holdings, Inc.	9,257
7,000	Nippon Steel Corp.	42,098
3,600	OneSteel, Ltd.	21,723
200	Rautaruukki Oyj	8,269
100	Salzgitter A.G.	15,928
100	SSAB Svenskt Stal A.B. - Class A	2,634
1,200	ThyssenKrupp A.G.	59,132
100	Voestapine A.G.	6,163
		325,361
Steel - Specialty - 0.1%
2,000	Daido Steel Company, Ltd.	13,285
Sugar - 0.1%
800	Tate & Lyle PLC	7,783
Telecommunication Equipment - 0.1%
300	Tandberg A.S.A.	5,250
Telecommunication Services - 1.2%
100	Neuf Cegetel	5,166
15,000	PCCW, Ltd.	8,562
11,000	Singapore Telecommunications, Ltd.	28,590
1,400	Tele2 A.B.	28,581
1,400	Telenor A.S.A.	28,980
1,600	TeliaSonera A.B.	14,173
		114,052
Telephone - Integrated - 3.9%
300	Belgacom S.A.	14,663
17,500	BT Group PLC	90,903
1	DDI Corp.	6,763
1,600	Deutsche Telekom A.G.	32,734
400	Elisa Oyj	11,339
800	France Telecom S.A.	28,252
700	Hellenic Telecommunication Organization S.A.	21,882
4,700	Koninklijke KPN N.V.	85,296
1,300	Portugal Telecom SGPS S.A.	16,757
1,900	Telefonica S.A.	55,629

Shares or Principal Amount		Value
Telephone - Integrated - (continued)
200	Telekom Austria A.G.	$5,580
		369,798
Television - 0.3%
1,900	British Sky Broadcasting Group PLC	20,770
100	Modern Times Group MTG A.B.	6,029
		26,799
Textile - Products - 0.3%
1,500	Kuraray Co., Ltd.	17,896
1,000	Toray Industries, Inc.	6,773
		24,669
Tobacco - 3.6%
600	Altadis S.A.	44,880
5,600	British American Tobacco PLC	200,526
600	Imperial Tobacco Group PLC	29,228
8	Japan Tobacco, Inc.	42,615
1,100	Swedish Match A.B.	24,328
		341,577
Tools - Hand Held - 0.1%
300	Makita Corp.	11,145
Toys - 1.6%
300	Nintendo Company, Ltd.	149,991
Transportation - Marine - 1.3%
100	Deutsche Post A.G.	3,252
100	Frontline, Ltd.	4,238
2,000	Kawasaki Kisen Kaisha, Ltd.	19,360
5,000	Mitsui O.S.K. Lines, Ltd.	60,995
3,000	Nippon Yusen Kabushiki Kaisha	24,509
6,000	Pacific Basin Shipping, Ltd.	8,492
		120,846
Transportation - Railroad - 0.9%
4	East Japan Railway Co.	33,045
2,000	Kintetsu Corp.	6,756
6,500	MTR Corporation, Ltd.	25,037
4	West Japan Railway Company	19,325
		84,163
Transportation - Services - 1.1%
3,000	ComfortDelGro Corp., Ltd.	3,368
1,900	FirstGroup PLC	24,952
200	Kuehne & Nagel International A.G.	18,223
3,900	Stagecoach Group PLC	18,649
100	TNT N.V.	3,704
3,800	Toll Holdings, Ltd.	37,891
		106,787
Transportation - Truck - 0.1%
600	DSV A/S	11,568
Water - 0.4%
400	Kelda Group PLC	8,637
100	Severn Trent PLC	2,827
300	Sociedad General De Aguas de Barcelona S.A.	11,956
200	United Utilities PLC	2,851
200	Veolia Environnement	16,410
		42,681
Water Treatment Services - 0.2%
700	Kurita Water Industries, Ltd.	22,633
Web Portals/Internet Service Providers - 0.1%
36	Yahoo Japan Corp.	13,789

See Notes to Schedules of Investments and Financial Statements.
44 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Wire and Cable Products - 0%
100	Prysmian SPA*	$2,007
Wireless Equipment - 0.8%
1,900	Nokia Oyj	69,868
1,100	Telefonaktiebolaget L.M. Ericsson - Class B	2,494
		72,362
Total Investments (total cost $9,970,512) – 101.5%		9,738,078
Liabilities, net of Cash, Receivables and Other Assets – (1.5)%		(146,797)
Net Assets – 100%		$9,591,281

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Australia	$811,893	8.3%
Austria	38,754	0.4%
Belgium	63,491	0.6%
Bermuda	63,398	0.6%
Cayman Islands	43,797	0.4%
Denmark	225,667	2.3%
Finland	182,850	1.9%
France	640,687	6.6%
Germany	1,034,651	10.6%
Greece	154,186	1.6%
Hong Kong	395,264	4.1%
Ireland	37,206	0.4%
Italy	213,547	2.2%
Japan	1,792,448	18.4%
Luxembourg	166,377	1.7%
Netherlands	333,368	3.4%
New Zealand	15,188	0.2%
Norway	134,372	1.4%
Portugal	199,736	2.1%
Singapore	184,475	1.9%
South Korea	6,756	0.1%
Spain	454,218	4.6%
Sweden	239,748	2.5%
Switzerland	433,821	4.5%
United Kingdom	1,859,448	19.1%
United States	12,732	0.1%
Total	$9,738,078	100.0%

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 45

Statements of Assets and Liabilities

As of January 31, 2008 (unaudited) (all numbers in thousands except net asset value per share)	Janus Adviser INTECH Risk-Managed Growth Fund	Janus Adviser INTECH Risk-Managed Core Fund	Janus Adviser INTECH Risk-Managed Value Fund	Janus Adviser INTECH Risk-Managed International Fund
Assets:
Investments at cost(1)	$1,510,793	$162,489	$66,214	$9,971
Unaffiliated investments at value(1)	$1,479,576	$160,819	$64,457	$9,738
Affiliated money market investments	21,079	1,752	940	–
Cash	481	–	79	–
Cash denominated in foreign currency(2)	–	–	–	51
Receivables:
Investments sold	–	–	404	74
Portfolio shares sold	3,854	194	77	–
Dividends	781	194	89	11
Interest	61	1	7	–
Due from adviser	–	–	24	26
Non-interested Trustees' deferred compensation fees	23	3	1	–
Other assets	9	–	–	–
Total Assets	1,505,864	162,963	66,078	9,900
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	82,713	2,102	991	–
Due to custodian	–	26	–	112
Investments purchased	381	–	885	86
Portfolio shares repurchased	4,823	450	4	–
Dividends	1	–	–	–
Advisory fees	681	57	23	5
Transfer agent fees and expenses	61	6	2	1
Registration fees	4	6	–	27
Custodian fees	9	–	–	35
Professional fees	17	16	14	22
Administrative service fees - Class R Shares	–	–	–	N/A
Administrative service fees - Class S Shares	22	4	–	1
Distribution fees - Class A Shares	10	8	–	–
Distribution fees - Class C Shares	12	18	1	2
Distribution fees - Class R Shares	–	–	–	N/A
Distribution fees - Class S Shares	22	4	–	1
Networking fees - Class A Shares	–	–	–	–
Networking fees - Class C Shares	–	–	–	–
Networking fees - Class I Shares	154	1	1	–
Printing Expenses	24	11	25	12
Non-interested Trustees' fees and expenses	–	1	–	–
Non-interested Trustees' deferred compensation fees	23	3	1	–
Accrued expenses	6	1	4	5
Total Liabilities	88,963	2,714	1,951	309
Net Assets	$1,416,901	$160,249	$64,127	$9,591
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$1,418,575	$159,585	$65,562	$10,231
Undistributed net investment income/(loss)*	1,030	169	403	(21)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	7,433	413	(1,021)	(387)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(10,137)	82	(817)	(232)
Total Net Assets	$1,416,901	$160,249	$64,127	$9,591
Net Assets - Class A Shares	$44,634	$33,765	$593	$2,406
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,349	2,493	55	257
Net Asset Value Per Share(3)	$13.33	$13.54	$10.80	$9.38
Maximum Offering Price Per Share(4)	$14.14	$14.37	$11.45	$9.95
Net Assets - Class C Shares	$13,040	$20,207	$667	$2,386
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,008	1,524	62	255
Net Asset Value Per Share(3)	$12.94	$13.26	$10.73	$9.37
Net Assets - Class I Shares	$1,261,389	$85,959	$62,171	$2,426
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	95,036	6,380	5,748	259
Net Asset Value Per Share	$13.27	$13.47	$10.82	$9.38
Net Assets - Class R Shares	$189	$564	$415	$N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14	42	39	N/A
Net Asset Value Per Share	$13.14	$13.41	$10.77	$N/A
Net Assets - Class S Shares	$97,649	$19,754	$281	$2,373
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,359	1,458	26	253
Net Asset Value Per Share	$13.27	$13.55	$10.79	$9.37

  *  See Note 3 in Notes to Financial Statements.

  (1)  Includes securities on loan of $80,666,901, $2,046,643 and $958,497 for Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund and Janus Adviser INTECH Risk-Managed Value Fund, respectively.

  (2)  Includes cost of $50,722 for Janus Adviser INTECH Risk-Managed International Fund.

  (3)  Redemption price per share may be reduced for any applicable contingent deferred sales charge.

  (4)  Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.
46 Janus Adviser Series January 31, 2008

Statements of Operations

For the six-month period ended January 31, 2008 (unaudited) (all numbers in thousands)	Janus Adviser INTECH Risk-Managed Growth Fund	Janus Adviser INTECH Risk-Managed Core Fund	Janus Adviser INTECH Risk-Managed Value Fund	Janus Adviser INTECH Risk-Managed International Fund
Investment Income:
Interest	$35	$1	$–	$–
Securities lending income	147	3	3	–
Dividends	10,321	2,013	783	97
Dividends from affiliates	484	13	23	2
Foreign tax withheld	–	–	–	(4)
Total Investment Income	10,987	2,030	809	95
Expenses:
Advisory fees	3,814	374	135	29
Transfer agent fees and expenses	115	12	5	4
Registration fees	–	63	53	50
Custodian fees	44	18	12	89
Professional fees	14	14	18	29
Non-interested Trustees' fees and expenses	13	1	–	1
Printing expenses	18	7	23	11
Legal expense	4	4	3	3
System fees	9	10	10	13
Distribution fees - Class A Shares	68	46	1	3
Distribution fees - Class C Shares	75	115	7	13
Distribution fees - Class R Shares	–	1	1	N/A
Distribution fees - Class S Shares	186	37	–	3
Administrative services fees - Class R Shares	–	1	1	N/A
Administrative services fees - Class S Shares	186	37	–	3
Networking fees - Class A Shares	2	6	–	–
Networking fees - Class C Shares	7	6	–	–
Networking fees - Class I Shares	297	1	1	–
Other expenses	–	5	2	1
Non-recurring costs (Note 2)	–	–	N/A	N/A
Costs assumed by Janus Capital Management LLC (Note 2)	–	–	N/A	N/A
Total Expenses	4,852	758	272	252
Expense and Fee Offset	(12)	(1)	(1)	(1)
Net Expenses	4,840	757	271	251
Less: Excess Expense Reimbursement	(1)	–	(99)	(195)
Net Expenses after Expense Reimbursement	4,839	757	172	56
Net Investment Income/(Loss)	6,148	1,273	637	39
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	32,610	1,744	(919)	(372)
Net realized gain/(loss) from futures contracts	(371)	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(84,511)	(7,358)	(1,735)	(91)
Payment from affiliate (Note 2)	14	–	–	–
Net Gain/(Loss) on Investments	(52,258)	(5,614)	(2,654)	(463)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(46,110)	$(4,341)	$(2,017)	$(424)

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 47

Statements of Changes in Net Assets

For the six-month period ended January 31, 2008 (unaudited) and for the fiscal year or period ended July 31, 2007	Janus Adviser INTECH Risk-Managed Growth Fund		Janus Adviser INTECH Risk-Managed Core Fund		Janus Adviser INTECH Risk-Managed Value Fund		Janus Adviser INTECH Risk-Managed International Fund
(all numbers in thousands)	2008	2007	2008	2007	2008	2007	2008	2007(1)
Operations:
Net investment income/(loss)	$6,148	$8,253	$1,273	$1,411	$637	$608	$39	$75
Net realized gain/(loss) from investment transactions	32,610	40,838	1,744	4,464	(919)	1,046	(372)	(13)
Net realized gain/(loss) from futures contracts	(371)	3,815	–	–	–	–	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(84,511)	73,777	(7,358)	4,930	(1,735)	171	(91)	(141)
Payment from affiliate (Note 2)	14	217	–	9	–	–	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	(46,110)	126,900	(4,341)	10,814	(2,017)	1,825	(424)	(79)
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(278)	(101)	(549)	(50)	(7)	(5)	(37)	–
Class C Shares	–	–	(133)	–	(9)	(3)	(24)	–
Class I Shares	(8,969)	(4,518)	(1,506)	(353)	(639)	(317)	(44)	–
Class R Shares	(1)	–	(7)	–	(3)	(2)	N/A	N/A
Class S Shares	(395)	(128)	(166)	(76)	(3)	(3)	(32)	–
Net realized gain from investment transactions*
Class A Shares	(2,295)	–	(1,131)	(59)	(12)	–	–	–
Class C Shares	(636)	–	(653)	(54)	(25)	–	–	–
Class I Shares	(55,400)	–	(2,732)	(223)	(1,012)	(27)	–	–
Class R Shares	(9)	–	(17)	–	(9)	–	N/A	N/A
Class S Shares	(6,545)	–	(630)	(101)	(5)	–	–	–
Net Decrease from Dividends and Distributions	(74,528)	(4,747)	(7,524)	(916)	(1,724)	(357)	(137)	–
Capital Share Transactions:
Shares sold
Class A Shares	12,333	25,398	23,463	19,994	111	252	30	2,500
Class C Shares	940	5,992	1,600	12,470	27	1,287	23	2,500
Class I Shares	238,886	1,045,590	6,169	46,082	19,064	36,388	204	2,501
Class R Shares	30	162	22	703	19	175	N/A	N/A
Class S Shares	28,243	52,417	3,918	37,351	–	–	–	2,500
Redemption fees
Class I Shares	14	73	–	2	–	–	–	–
Class R Shares	–	–	–	–	–	–	N/A	N/A
Class S Shares	9	7	2	8	–	–	–	–
Reinvested dividends and distributions
Class A Shares	2,123	76	1,347	54	13	5	37	–
Class C Shares	237	–	286	20	33	3	24	–
Class I Shares	62,540	4,367	3,626	499	1,563	344	44	–
Class R Shares	2	–	24	–	12	3	N/A	N/A
Class S Shares	6,892	128	771	173	8	3	32	–
Shares repurchased
Class A Shares	(16,015)	(10,166)	(12,920)	(12,424)	(17)	(11)	–	–
Class C Shares	(2,286)	(4,407)	(4,141)	(2,361)	(839)	(3)	–	–
Class I Shares	(154,999)	(171,577)	(14,702)	(9,259)	(2,478)	(9,306)	(164)	–
Class R Shares	(4)	–	(15)	(134)	(41)	(2)	N/A	N/A
Class S Shares	(84,742)	(37,179)	(31,075)	(10,318)	–	–	–	–
Net Increase/(Decrease) from Capital Share Transactions	94,203	910,881	(21,625)	82,860	17,475	29,138	230	10,001
Net Increase/(Decrease) in Net Assets	(26,435)	1,033,034	(33,490)	92,758	13,734	30,606	(331)	9,922
Net Assets:
Beginning of period	1,443,336	410,302	193,739	100,981	50,393	19,787	9,922	–
End of period	$1,416,901	$1,443,336	$160,249	$193,739	$64,127	$50,393	$9,591	$9,922
Undistributed net investment income/(loss)*	$1,030	$4,525	$169	$1,257	$403	$427	$(21)	$77

  *  See Note 3 in Notes to Financial Statements.

  (1)  Period from May 2, 2007 (inception date) through July 31, 2007.

See Notes to Financial Statements.
48 Janus Adviser Series January 31, 2008

Financial Highlights – A Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser INTECH Risk-Managed Growth Fund
and through each fiscal year or period ended July 31	2008	2007		2006		2005(1)
Net Asset Value, Beginning of Period	$14.45	$12.81		$13.32		$12.56
Income from Investment Operations:
Net investment income/(loss)	.05	.06		.06		–
Net gain/(loss) on securities (both realized and unrealized)	(.45)	1.62		.08		1.59
Total from Investment Operations	(.40)	1.68		.14		1.59
Less Distributions and Other:
Dividends (from net investment income)*	(.08)	(.04)		(.02)		–
Distributions (from capital gains)*	(.64)	–		(.63)		(.88)
Payment from affiliate	–	–	(2)	–	(2)	.05
Total Distributions and Other	(.72)	(.04)		(.65)		(.83)
Net Asset Value, End of Period	$13.33	$14.45		$12.81		$13.32
Total Return**	(3.28)%	13.10	%(3)	0.84	%(4)	13.36	%(5)
Net Assets, End of Period (in thousands)	$44,634	$50,000		$30,875		$12,887
Average Net Assets for the Period (in thousands)	$54,277	$39,807		$22,793		$2,766
Ratio of Gross Expenses to Average Net Assets***(6)	0.79%	0.81%		0.85%		0.86%
Ratio of Net Expenses to Average Net Assets***(6)	0.78%	0.81%		0.85%		0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.66%	0.54%		0.61%		0.17%
Portfolio Turnover Rate***	130%	113%		100%		106%
For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser INTECH Risk-Managed Core Fund
and through each fiscal year or period ended July 31	2008	2007		2006		2005(1)
Net Asset Value, Beginning of Period	$14.61	$13.27		$13.92		$13.18
Income from Investment Operations:
Net investment income/(loss)	.06	.11		.12		.02
Net gain/(loss) on securities (both realized and unrealized)	(.49)	1.30		.66		2.20
Total from Investment Operations	(.43)	1.41		.78		2.22
Less Distributions and Other:
Dividends (from net investment income)*	(.21)	(.04)		(.12)		–
Distributions (from capital gains)*	(.43)	(.04)		(1.31)		(1.48)
Payment from affiliate	–	.01		–		–
Total Distributions and Other	(.64)	(.07)		(1.43)		(1.48)
Net Asset Value, End of Period	$13.54	$14.61		$13.27		$13.92
Total Return**	(3.30)%	10.73	%(7)	5.69%		17.66%
Net Assets, End of Period (in thousands)	$33,765	$25,061		$16,014		$3,455
Average Net Assets for the Period (in thousands)	$36,534	$20,360		$9,771		$825
Ratio of Gross Expenses to Average Net Assets***(6)	0.84%	0.85%		0.85%		0.87%
Ratio of Net Expenses to Average Net Assets***(6)	0.84%	0.85%		0.85%		0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.37%	0.91%		0.78%		0.90%
Portfolio Turnover Rate***	83%	96%		98%		80%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.03%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(5)  During the period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.49%.

(6)  See Note 4 in Notes to Financial Statements.

(7)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.04%.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 49

Financial Highlights – A Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser INTECH Risk-Managed Value Fund
and through each fiscal year or period ended July 31	2008	2007	2006(1)
Net Asset Value, Beginning of Period	$11.68	$10.64	$10.00
Income from Investment Operations:
Net investment income/(loss)	.10	.16	.09
Net gain/(loss) on securities (both realized and unrealized)	(.62)	1.05	.55
Total from Investment Operations	(.52)	1.21	.64
Less Distributions:
Dividends (from net investment income)*	(.13)	(.15)	–
Distributions (from capital gains)*	(.23)	(.02)	–
Total Distributions	(.36)	(.17)	–
Net Asset Value, End of Period	$10.80	$11.68	$10.64
Total Return**	(4.66)%	11.38%	6.40%
Net Assets, End of Period (in thousands)	$593	$538	$266
Average Net Assets for the Period (in thousands)	$592	$414	$256
Ratio of Gross Expenses to Average Net Assets***(2)	0.85%	0.85%	0.85%
Ratio of Net Expenses to Average Net Assets***(2)	0.85%	0.85%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.12%	1.64%	1.48%
Portfolio Turnover Rate***	60%	71%	98%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser INTECH Risk-Managed International Fund
and the period ended July 31, 2007	2008	2007(3)
Net Asset Value, Beginning of Period	$9.93	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05	.08
Net gain/(loss) on securities (both realized and unrealized)	(.45)	(.15)
Total from Investment Operations	(.40)	(.07)
Less Distributions:
Dividends (from net investment income)*	(.15)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.15)	–
Net Asset Value, End of Period	$9.38	$9.93
Total Return**	(4.16)%	(0.70)%
Net Assets, End of Period (in thousands)	$2,406	$2,481
Average Net Assets for the Period (in thousands)	$2,558	$2,490
Ratio of Gross Expenses to Average Net Assets***(2)	0.91%	0.91%
Ratio of Net Expenses to Average Net Assets***(2)	0.90%	0.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.93%	3.20%
Portfolio Turnover Rate***	107%	140%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from December 30, 2005 (inception date) through July 31, 2006.

(2)  See Note 4 in Notes to Financial Statements.

(3)  Period from May 2, 2007 (inception date) through July 31, 2007.

See Notes to Financial Statements.
50 Janus Adviser Series January 31, 2008

Financial Highlights – C Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser INTECH Risk-Managed Growth Fund
and through each fiscal year or period ended July 31	2008	2007		2006		2005	2004		2003(1)
Net Asset Value, Beginning of Period	$14.03	$12.51		$13.10		$12.14	$11.10		$10.00
Income from Investment Operations:
Net investment income/(loss)	(.02)	(.02)		–		.02	(.06)		(.05)
Net gain/(loss) on securities (both realized and unrealized)	(.43)	1.53		.04		1.82	1.40		1.15
Total from Investment Operations	(.45)	1.51		.04		1.84	1.34		1.10
Less Distributions and Other:
Dividends (from net investment income)*	–	–		–		–	–		–
Distributions (from capital gains)*	(.64)	–		(.63)		(.88)	(.30)		–
Payment from affiliate	–	.01		–	(2)	–	–	(2)	–
Total Distributions and Other	(.64)	.01		(.63)		(.88)	(.30)		–
Net Asset Value, End of Period	$12.94	$14.03		$12.51		$13.10	$12.14		$11.10
Total Return**	(3.66)%	12.15	%(3)	0.11	%(4)	15.44%	12.16	%(5)	11.00%
Net Assets, End of Period (in thousands)	$13,040	$15,250		$12,131		$10,170	$5,016		$4,645
Average Net Assets for the Period (in thousands)	$15,019	$14,549		$10,135		$6,173	$4,804		$3,874
Ratio of Gross Expenses to Average Net Assets***(6)	1.60%	1.59%		1.60%		1.60%	1.89%		2.25%
Ratio of Net Expenses to Average Net Assets***(6)	1.60%	1.59%		1.60%		1.60%	1.89%		2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.17)%	(0.22)%		(0.16)%		(0.39)%	(1.06)%		(1.41)%
Portfolio Turnover Rate***	130%	113%		100%		106%	92%		62%
For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser INTECH Risk-Managed Core Fund
and through each fiscal year or period ended July 31	2008	2007		2006		2005	2004		2003(1)
Net Asset Value, Beginning of Period	$14.26	$13.04		$13.69		$12.62	$10.86		$10.00
Income from Investment Operations:
Net investment income/(loss)	.04	.02		.02		.04	(.04)		(.02)
Net gain/(loss) on securities (both realized and unrealized)	(.52)	1.24		.65		2.51	2.00		.88
Total from Investment Operations	(.48)	1.26		.67		2.55	1.96		.86
Less Distributions and Other:
Dividends (from net investment income)*	(.09)	–		(.01)		–	–		–
Distributions (from capital gains)*	(.43)	(.04)		(1.31)		(1.48)	(.20)		–
Payment from affiliate	–	–		–		–	–	(2)	–
Total Distributions and Other	(.52)	(.04)		(1.32)		(1.48)	(.20)		–
Net Asset Value, End of Period	$13.26	$14.26		$13.04		$13.69	$12.62		$10.86
Total Return**	(3.67)%	9.70%		4.87%		21.00%	18.18	%(4)	8.60%
Net Assets, End of Period (in thousands)	$20,207	$23,963		$12,659		$9,497	$4,920		$4,423
Average Net Assets for the Period (in thousands)	$22,969	$19,146		$8,683		$6,403	$4,746		$3,838
Ratio of Gross Expenses to Average Net Assets***(6)	1.59%	1.60%		1.60%		1.61%	1.89%		2.25%
Ratio of Net Expenses to Average Net Assets***(6)	1.59%	1.60%		1.60%		1.60%	1.89%		2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.57%	0.17%		0.09%		0.14%	(0.53)%		(0.71)%
Portfolio Turnover Rate***	83%	96%		98%		80%	74%		64%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from January 2, 2003 (inception date) through July 31, 2003.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.05%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.49%.

(6)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 51

Financial Highlights – C Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser INTECH Risk-Managed Value Fund
and through each fiscal year or period ended July 31	2008	2007	2006(1)
Net Asset Value, Beginning of Period	$11.61	$10.60	$10.00
Income from Investment Operations:
Net investment income/(loss)	.11	.07	.04
Net gain/(loss) on securities (both realized and unrealized)	(.68)	1.05	.56
Total from Investment Operations	(.57)	1.12	.60
Less Distributions:
Dividends (from net investment income)*	(.08)	(.09)	–
Distributions (from capital gains)*	(.23)	(.02)	–
Total Distributions	(.31)	(.11)	–
Net Asset Value, End of Period	$10.73	$11.61	$10.60
Total Return**	(5.09)%	10.52%	6.00%
Net Assets, End of Period (in thousands)	$667	$1,510	$267
Average Net Assets for the Period (in thousands)	$1,314	$577	$256
Ratio of Gross Expenses to Average Net Assets***(2)	1.60%	1.61%	1.60%
Ratio of Net Expenses to Average Net Assets***(2)	1.60%	1.60%	1.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.38%	0.80%	0.73%
Portfolio Turnover Rate***	60%	71%	98%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser INTECH Risk-Managed International Fund
and the period ended July 31, 2007	2008	2007(3)
Net Asset Value, Beginning of Period	$9.91	$10.00
Income from Investment Operations:
Net investment income/(loss)	.01	.06
Net gain/(loss) on securities (both realized and unrealized)	(.45)	(.15)
Total from Investment Operations	(.44)	(.09)
Less Distributions:
Dividends (from net investment income)*	(.10)	–
Distributions (from capital gains)*	–	–
Total Distributions	(.10)	–
Net Asset Value, End of Period	$9.37	$9.91
Total Return**	(4.54)%	(0.90)%
Net Assets, End of Period (in thousands)	$2,386	$2,477
Average Net Assets for the Period (in thousands)	$2,553	$2,487
Ratio of Gross Expenses to Average Net Assets***(2)	1.66%	1.66%
Ratio of Net Expenses to Average Net Assets***(2)	1.65%	1.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.19%	2.45%
Portfolio Turnover Rate***	107%	140%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from December 30, 2005 (inception date) through July 31, 2006.

(2)  See Note 4 in Notes to Financial Statements.

(3)  Period from May 2, 2007 (inception date) through July 31, 2007.

See Notes to Financial Statements.
52 Janus Adviser Series January 31, 2008

Financial Highlights – I Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser INTECH Risk-Managed Growth Fund
and through each fiscal year or period ended July 31	2008		2007		2006(1)
Net Asset Value, Beginning of Period	$14.40		$12.76		$13.52
Income from Investment Operations:
Net investment income/(loss)	.06		.08		.05
Net gain/(loss) on securities (both realized and unrealized)	(.45)		1.63		(.16)
Total from Investment Operations	(.39)		1.71		(.11)
Less Distributions and Other:
Dividends (from net investment income)*	(.10)		(.07)		(.02)
Distributions (from capital gains)*	(.64)		–		(.63)
Redemption fees	–	(2)	–	(2)	– (2)
Payment from affiliate	–	(3)	–	(3)	–
Total Distributions and Other	(.74)		(.07)		(.65)
Net Asset Value, End of Period	$13.27		$14.40		$12.76
Total Return**	(3.19	)%(4)	13.39	%(5)	(0.99)%
Net Assets, End of Period (in thousands)	$1,261,389		$1,223,851		$245,807
Average Net Assets for the Period (in thousands)	$1,303,674		$981,873		$99,407
Ratio of Gross Expenses to Average Net Assets***(6)	0.57%		0.56%		0.60%
Ratio of Net Expenses to Average Net Assets***(6)	0.57%		0.56%		0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.86%		0.77%		0.83%
Portfolio Turnover Rate***	130%		113%		100%
For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser INTECH Risk-Managed Core Fund
and through the period ended July 31, 2007	2008		2007		2006(1)
Net Asset Value, Beginning of Period	$14.55		$13.23		$14.23
Income from Investment Operations:
Net investment income/(loss)	.13		.14		.19
Net gain/(loss) on securities (both realized and unrealized)	(.54)		1.29		.26
Total from Investment Operations	(.41)		1.43		.45
Less Distributions and Other:
Dividends (from net investment income)*	(.24)		(.07)		(.14)
Distributions (from capital gains)*	(.43)		(.04)		(1.31)
Redemption fees	–	(2)	–	(2)	–
Payment from affiliate	–	(3)	–		–
Total Distributions and Other	(.67)		(.11)		(1.45)
Net Asset Value, End of Period	$13.47		$14.55		$13.23
Total Return**	(3.20	)%(4)	10.86%		3.21%
Net Assets, End of Period (in thousands)	$85,959		$97,102		$54,444
Average Net Assets for the Period (in thousands)	$97,434		$80,009		$32,814
Ratio of Gross Expenses to Average Net Assets***(6)	0.54%		0.59%		0.60%
Ratio of Net Expenses to Average Net Assets***(6)	0.54%		0.59%		0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.62%		1.19%		0.93%
Portfolio Turnover Rate***	83%		96%		98%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2)  Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year or period ended.

(3)  Payment from affiliate aggregated less than $0.01 per share for the fiscal year or period ended.

(4)  During the period ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  During the fiscal year ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.03%.

(6)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 53

Financial Highlights – I Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser INTECH Risk-Managed Value Fund
and through each fiscal year or period ended July 31	2008		2007	2006(1)
Net Asset Value, Beginning of Period	$11.70		$10.66	$10.00
Income from Investment Operations:
Net investment income/(loss)	.11		.20	.08
Net gain/(loss) on securities (both realized and unrealized)	(.62)		1.04	.58
Total from Investment Operations	(.51)		1.24	.66
Less Distributions and Other:
Dividends (from net investment income)*	(.14)		(.18)	–
Distributions (from capital gains)*	(.23)		(.02)	–
Redemption fees	–	(2)	–	–
Payment from affiliate	–	(3)	–	–
Total Distributions and Other	(.37)		(.20)	–
Net Asset Value, End of Period	$10.82		$11.70	$10.66
Total Return**	(4.51	)%(4)	11.58%	6.60%
Net Assets, End of Period (in thousands)	$62,171		$47,593	$18,723
Average Net Assets for the Period (in thousands)	$51,238		$31,496	$14,266
Ratio of Gross Expenses to Average Net Assets***(5)	0.60%		0.60%	0.61%
Ratio of Net Expenses to Average Net Assets***(5)	0.60%		0.60%	0.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.38%		1.87%	1.70%
Portfolio Turnover Rate***	60%		71%	98%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser INTECH Risk-Managed International Fund
and the period ended July 31, 2007	2008	2007(6)
Net Asset Value, Beginning of Period	$9.93	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05	.09
Net gain/(loss) on securities (both realized and unrealized)	(.44)	(.16)
Total from Investment Operations	(.39)	(.07)
Less Distributions and Other:
Dividends (from net investment income)*	(.16)	–
Distributions (from capital gains)*	–	–
Redemption fees	–	–
Total Distributions and Other	(.16)	–
Net Asset Value, End of Period	$9.38	$9.93
Total Return**	(4.00)%	(0.70)%
Net Assets, End of Period (in thousands)	$2,426	$2,484
Average Net Assets for the Period (in thousands)	$2,738	$2,491
Ratio of Gross Expenses to Average Net Assets***(5)	0.66%	0.66%
Ratio of Net Expenses to Average Net Assets***(5)	0.65%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.18%	3.45%
Portfolio Turnover Rate***	107%	140%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from December 30, 2005 (inception date) through July 31, 2006.

(2)  Redemption fees aggregated less than $0.01 on a per share basis for the period ended.

(3)  Payment from affiliate aggregated less than $0.01 per share for the period ended.

(4)  During the period ended, Janus Capital and/or Janus Services reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Period from May 2, 2007 (inception date) through July 31, 2007.

See Notes to Financial Statements.
54 Janus Adviser Series January 31, 2008

Financial Highlights – R Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser INTECH Risk-Managed Growth Fund
and through each fiscal year or period ended July 31	2008	2007		2006	2005(1)
Net Asset Value, Beginning of Period	$14.27	$12.69		$13.24	$12.56
Income from Investment Operations:
Net investment income/(loss)	.02	–		.01	(.01)
Net gain/(loss) on securities (both realized and unrealized)	(.45)	1.58		.07	1.57
Total from Investment Operations	(.43)	1.58		.08	1.56
Less Distributions and Other:
Dividends (from net investment income)*	(.06)	–		–	–
Distributions (from capital gains)*	(.64)	–		(.63)	(.88)
Redemption fees	–	–		–	–
Payment from affiliate	–	–	(2)	–	–
Total Distributions and Other	(.70)	–		(.63)	(.88)
Net Asset Value, End of Period	$13.14	$14.27		$12.69	$13.24
Total Return**	(3.49)%	12.45	%(3)	0.42%	12.69%
Net Assets, End of Period (in thousands)	$189	$178		$16	$11
Average Net Assets for the Period (in thousands)	$190	$22		$13	$11
Ratio of Gross Expenses to Average Net Assets***(4)	1.28%	1.34%		1.35%	1.35%
Ratio of Net Expenses to Average Net Assets***(4)	1.28%	1.33%		1.35%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.18%	0.01%		0.09%	(0.10)%
Portfolio Turnover Rate***	130%	113%		100%	106%
For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser INTECH Risk-Managed Core Fund
and through each fiscal year or period ended July 31	2008	2007		2006	2005(1)
Net Asset Value, Beginning of Period	$14.46	$13.20		$13.86	$13.18
Income from Investment Operations:
Net investment income/(loss)	.07	–		.05	.04
Net gain/(loss) on securities (both realized and unrealized)	(.53)	1.32		.66	2.12
Total from Investment Operations	(.46)	1.32		.71	2.16
Less Distributions and Other:
Dividends (from net investment income)*	(.16)	(.02)		(.06)	–
Distributions (from capital gains)*	(.43)	(.04)		(1.31)	(1.48)
Redemption fees	–	–		–	–
Total Distributions and Other	(.59)	(.06)		(1.37)	(1.48)
Net Asset Value, End of Period	$13.41	$14.46		$13.20	$13.86
Total Return**	(3.49)%	10.03%		5.15%	17.17%
Net Assets, End of Period (in thousands)	$564	$578		$12	$12
Average Net Assets for the Period (in thousands)	$595	$179		$12	$11
Ratio of Gross Expenses to Average Net Assets***(4)	1.30%	1.30%		1.35%	1.35%
Ratio of Net Expenses to Average Net Assets***(4)	1.29%	1.30%		1.35%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.88%	0.30%		0.37%	0.38%
Portfolio Turnover Rate***	83%	96%		98%	80%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on transaction resulting from certain trading, pricing and/or shareholder activity error, which otherwise would have reduced total return by 0.03%.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 55

Financial Highlights – R Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser INTECH Risk-Managed Value Fund
and through each fiscal year or period ended July 31	2008	2007	2006(1)
Net Asset Value, Beginning of Period	$11.64	$10.61	$10.00
Income from Investment Operations:
Net investment income/(loss)	.10	.11	.06
Net gain/(loss) on securities (both realized and unrealized)	(.64)	1.04	.55
Total from Investment Operations	(.54)	1.15	.61
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	(.10)	–
Distributions (from capital gains)*	(.23)	(.02)	–
Redemption fees	–	–	–
Total Distributions and Other	(.33)	(.12)	–
Net Asset Value, End of Period	$10.77	$11.64	$10.61
Total Return**	(4.88)%	10.77%	6.10%
Net Assets, End of Period (in thousands)	$415	$457	$265
Average Net Assets for the Period (in thousands)	$444	$324	$255
Ratio of Gross Expenses to Average Net Assets***(2)	1.35%	1.35%	1.35%
Ratio of Net Expenses to Average Net Assets***(2)	1.35%	1.35%	1.35%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.62%	1.14%	0.98%
Portfolio Turnover Rate***	60%	71%	98%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from December 30, 2005 (inception date) through July 31, 2006.

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
56 Janus Adviser Series January 31, 2008

Financial Highlights – S Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser INTECH Risk-Managed Growth Fund
and through each fiscal year or period ended July 31	2008	2007		2006		2005	2004		2003(1)
Net Asset Value, Beginning of Period	$14.36	$12.75		$13.28		$12.24	$11.13		$10.00
Income from Investment Operations:
Net investment income/(loss)	.06	.04		.03		.01	–		.01
Net gain/(loss) on securities (both realized and unrealized)	(.47)	1.58		.07		1.91	1.41		1.12
Total from Investment Operations	(.41)	1.62		.10		1.92	1.41		1.13
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	(.01)		–		–	–		–
Distributions (from capital gains)*	(.64)	–		(.63)		(.88)	(.30)		–
Redemption fees	– (2)	–	(2)	–	(2)	– (2)	–	(2)	– (2)
Payment from affiliate	–	–	(3)	–	(3)	–	–	(3)	–
Total Distributions and Other	(.68)	(.01)		(.63)		(.88)	(.30)		–
Net Asset Value, End of Period	$13.27	$14.36		$12.75		$13.28	$12.24		$11.13
Total Return**	(3.33)%	12.72	%(4)	0.59	%(5)	15.98%	12.77	%(6)	11.30%
Net Assets, End of Period (in thousands)	$97,649	$154,057		$121,473		$74,744	$46,376		$33,960
Average Net Assets for the Period (in thousands)	$147,919	$151,536		$97,158		$56,612	$40,172		$8,949
Ratio of Gross Expenses to Average Net Assets***(7)	1.03%	1.05%		1.10%		1.10%	1.39%		1.75%
Ratio of Net Expenses to Average Net Assets***(7)	1.02%	1.05%		1.10%		1.10%	1.39%		1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.45%	0.31%		0.35%		0.12%	(0.57)%		(1.00)%
Portfolio Turnover Rate***	130%	113%		100%		106%	92%		62%
For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser INTECH Risk-Managed Core Fund
and through each fiscal year or period ended July 31	2008	2007		2006		2005	2004		2003(1)
Net Asset Value, Beginning of Period	$14.54	$13.25		$13.88		$12.72	$10.89		$10.00
Income from Investment Operations:
Net investment income/(loss)	.21	.04		.06		.05	.03		.01
Net gain/(loss) on securities (both realized and unrealized)	(.66)	1.32		.70		2.59	1.96		.88
Total from Investment Operations	(.45)	1.36		.76		2.64	1.99		.89
Less Distributions and Other:
Dividends (from net investment income)*	(.11)	(.03)		(.08)		–	–		–
Distributions (from capital gains)*	(.43)	(.04)		(1.31)		(1.48)	(.20)		–
Redemption fees	– (2)	–	(2)	–	(2)	– (2)	–	(2)	–
Payment from affiliate	–	–		–		–	.04		–
Total Distributions and Other	(.54)	(.07)		(1.39)		(1.48)	(.16)		–
Net Asset Value, End of Period	$13.55	$14.54		$13.25		$13.88	$12.72		$10.89
Total Return**	(3.37)%	10.33%		5.50%		21.58%	18.77	%(8)	8.90%
Net Assets, End of Period (in thousands)	$19,754	$47,035		$17,852		$12,114	$7,338		$7,135
Average Net Assets for the Period (in thousands)	$29,220	$35,257		$12,369		$8,971	$7,111		$4,192
Ratio of Gross Expenses to Average Net Assets***(7)	1.01%	1.08%		1.10%		1.10%	1.39%		1.75%
Ratio of Net Expenses to Average Net Assets***(7)	1.01%	1.08%		1.10%		1.10%	1.39%		1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.07%	0.69%		0.58%		0.64%	(0.03)%		(0.25)%
Portfolio Turnover Rate***	83%	96%		98%		80%	74%		64%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from January 2, 2003 (inception date) through July 31, 2003.

(2)  Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  Payment from affiliate aggregate less than $.01 on a per share basis for the fiscal year ended.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.04%.

(5)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(6)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(7)  See Note 4 in Notes to Financial Statements.

(8)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.41%.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 57

Financial Highlights – S Shares (continued)

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser INTECH Risk-Managed Value Fund
and through each fiscal year or period ended July 31	2008	2007	2006(1)
Net Asset Value, Beginning of Period	$11.66	$10.63	$10.00
Income from Investment Operations:
Net investment income/(loss)	.11	.17	.07
Net gain/(loss) on securities (both realized and unrealized)	(.65)	1.00	.56
Total from Investment Operations	(.54)	1.17	.63
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	(.12)	–
Distributions (from capital gains)*	(.23)	(.02)	–
Redemption fees	–	–	–
Total Distributions and Other	(.33)	(.14)	–
Net Asset Value, End of Period	$10.79	$11.66	$10.63
Total Return**	(4.77)%	11.00%	6.30%
Net Assets, End of Period (in thousands)	$281	$295	$266
Average Net Assets for the Period (in thousands)	$297	$294	$256
Ratio of Gross Expenses to Average Net Assets***(2)	1.10%	1.10%	1.10%
Ratio of Net Expenses to Average Net Assets***(2)	1.10%	1.10%	1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.87%	1.43%	1.23%
Portfolio Turnover Rate***	60%	71%	98%

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser INTECH Risk-Managed International Fund
and the period ended July 31, 2007	2008	2007(3)
Net Asset Value, Beginning of Period	$9.92	$10.00
Income from Investment Operations:
Net investment income/(loss)	.04	.07
Net gain/(loss) on securities (both realized and unrealized)	(.46)	(.15)
Total from Investment Operations	(.42)	(.08)
Less Distributions and Other:
Dividends (from net investment income)*	(.13)	–
Distributions (from capital gains)*	–	–
Redemption fees	–	–
Total Distributions and Other	(.13)	–
Net Asset Value, End of Period	$9.37	$9.92
Total Return**	(4.32)%	(0.80)%
Net Assets, End of Period (in thousands)	$2,373	$2,480
Average Net Assets for the Period (in thousands)	$2,547	$2,489
Ratio of Gross Expenses to Average Net Assets***(2)	1.16%	1.16%
Ratio of Net Expenses to Average Net Assets***(2)	1.15%	1.15%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.69%	2.95%
Portfolio Turnover Rate***	107%	140%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from December 30, 2005 (inception date) through July 31, 2006.

(2)  See Note 4 in Notes to Financial Statements.

(3)  Period from May 2, 2007 (inception date) through July 31, 2007.

See Notes to Financial Statements.
58 Janus Adviser Series January 31, 2008

Notes to Schedules of Investments (unaudited)

Lipper Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Growth Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Value Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Morgan Stanley Capital International EAFE® Index	Is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in Europe, Australasia and the Far East. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor's (''S&P'') 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  #  Loaned security; a portion or all of the security is on loan at January 31, 2008.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

Janus Adviser Series January 31, 2008 59

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Value Fund and Janus Adviser INTECH Risk-Managed International Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Adviser Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust offers twenty-eight funds, which include multiple series of shares with differing investment objectives and policies.

The Funds invest primarily in equity securities. Each Fund is classified as diversified as defined in the 1940 Act.

Each Fund in this report, except Janus Adviser INTECH Risk-Managed International Fund, currently offers five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Janus Adviser INTECH Risk-Managed International Fund currently offers four classes of shares: Class A Shares, Class C Shares, Class I Shares and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. To the extent that foreign securities may be included in its respective benchmark index for each Fund, foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and

60 Janus Adviser Series January 31, 2008

unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based on the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Each Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of January 31, 2008, the following Funds had on loan securities valued as indicated:

Fund	Value at January 31, 2008
Janus Adviser INTECH Risk-Managed Growth Fund	$80,666,901
Janus Adviser INTECH Risk-Managed Core Fund	2,046,643
Janus Adviser INTECH Risk-Managed Value Fund	958,497

As of January 31, 2008, the following Funds received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at January 31, 2008
Janus Adviser INTECH Risk-Managed Growth Fund	$82,713,171
Janus Adviser INTECH Risk-Managed Core Fund	2,101,967
Janus Adviser INTECH Risk-Managed Value Fund	991,235

As of January 31, 2008, all cash collateral received by the Funds was invested in the Allianz Dresdner Daily Asset Fund except as noted in the following table:

Fund	Time Deposits
Janus Adviser INTECH Risk-Managed Growth Fund	$33,396,269
Janus Adviser INTECH Risk-Managed Core Fund	1,684,872
Janus Adviser INTECH Risk-Managed Value Fund	779,411

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, each Fund may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured. During the six-month period ended January 31, 2008, there were no outstanding interfund borrowing or lending arrangements for the Funds.

Futures Contracts

Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market

Janus Adviser Series January 31, 2008 61

Notes to Financial Statements (unaudited) (continued)

value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exists.

Dividend Distributions

The Funds generally declare and distribute dividends of net investment income and capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

The Funds have made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and also applies to all open tax years as of the date of effectiveness. Management has evaluated the Funds' tax positions taken on federal income tax returns for purposes of implementing the Interpretation and has determined that no provision for income tax is required in the Funds' financial statements. Management is not aware of any events that are reasonably possible to occur that would result in any unrecognized future tax benefits significantly impacting the Funds.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, the Funds will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

62 Janus Adviser Series January 31, 2008

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below for each Fund.

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Janus Adviser INTECH Risk-Managed Growth Fund	All Asset Levels	0.50
Janus Adviser INTECH Risk-Managed Core Fund	All Asset Levels	0.50
Janus Adviser INTECH Risk-Managed Value Fund	All Asset Levels	0.50
Janus Adviser INTECH Risk-Managed International Fund	All Asset Levels	0.55

For Janus Adviser INTECH Risk-Managed Core Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index
Janus Adviser INTECH Risk-Managed Core Fund	S&P 500® Index

Any performance adjustment for Janus Adviser INTECH Risk-Managed Core Fund commenced on January 1, 2007, prior to which only the base fee rate applied. The calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by the Fund consists of two components: (i) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began January 2007 for Janus Adviser INTECH Risk-Managed Core Fund. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's performance relative of its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares against the investment record of the benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

The Fund's prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance adjustment. During the six-month period ended January 31, 2008, Janus Adviser INTECH Risk-Managed Core Fund recorded a negative Performance Adjustment of $95,147.

Effective January 1, 2008, the subadvisory fee rate paid by Janus Capital changed from a fixed rate based on each Fund's annual average daily net assets (plus or minus half of any performance fee adjustment) to a fee equal to 50% of the investment advisory fee rate paid by the Funds to Janus Capital (net of any performance fee adjustment).

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital is the Fund's transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of each

Janus Adviser Series January 31, 2008 63

Notes to Financial Statements (unaudited) (continued)

Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers-dealers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Distributors LLC ("Janus Distributors"), a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Fund. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any Fund's actual distribution and service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least December 1, 2009 to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Fund	Expense Limit (%)
Janus Adviser INTECH Risk-Managed Growth Fund	0.60
Janus Adviser INTECH Risk-Managed Core Fund	0.60
Janus Adviser INTECH Risk-Managed Value Fund	0.60
Janus Adviser INTECH Risk-Managed International Fund	0.65

Janus Capital will be entitled to recoup such reimbursement or fee reduction from Janus Adviser INTECH Risk-Managed Value Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such reimbursements will expire December 30, 2008. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the six-month period ended January 31, 2008, total reimbursement by Janus Capital was $99,314 for Janus Adviser INTECH Risk-Managed Value Fund. As of January 31, 2008, the recoupment that may be potentially made to Janus Capital is $468,785.

Janus Capital will be entitled to recoup such reimbursement or fee reduction from Janus Adviser INTECH Risk-Managed International Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted in the expense limit table, exceed the percentages stated. This recoupment of such reimbursements will expire December 30, 2009. Although Janus Capital is entitled to recoup such reimbursement, Janus Capital has agreed to waive its right of reimbursement upon termination of the current advisory agreements. For the six-month period ended January 31, 2008, total reimbursement by Janus Capital was $194,753 for Janus Adviser INTECH Risk-Managed International Fund. As of January 31, 2008, the recoupment that may be potentially made to Janus Capital is $323,947.

During the fiscal year ended July 31, 2007, Janus Capital reimbursed the following Funds as a result of dilutions caused by certain trading and/or pricing errors. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Fund	For the fiscal year ended July 31, 2007
Janus Adviser INTECH Risk-Managed Growth Fund – Class A Shares	$7,895
Janus Adviser INTECH Risk-Managed Growth Fund – Class C Shares	3,041
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	165,889
Janus Adviser INTECH Risk-Managed Growth Fund – Class R Shares	4
Janus Adviser INTECH Risk-Managed Growth Fund – Class S Shares	31,205

During the six-month period ended January 31, 2008 and the fiscal year ended July 31, 2007, Janus Services reimbursed the following Funds as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Fund	For the six-month period ended January 31, 2008
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	$14,107
Janus Adviser INTECH Risk-Managed Core Fund – Class I Shares	393
Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	350

64 Janus Adviser Series January 31, 2008

Fund	For the fiscal year ended July 31, 2007
Janus Adviser INTECH Risk-Managed Growth Fund – Class A Shares	$110
Janus Adviser INTECH Risk-Managed Growth Fund – Class C Shares	3,218
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	786
Janus Adviser INTECH Risk-Managed Growth Fund – Class S Shares	4,509
Janus Adviser INTECH Risk-Managed Core Fund – Class A Shares	9,018

For the six-month period ended January 31, 2008, Janus Capital assumed $18,230 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. As a result, no fees were allocated to Janus Adviser INTECH Risk-Managed Value Fund and Janus Adviser INTECH Risk-Managed International Fund. Additionally, all future non-recurring costs will be allocated to the Portfolios based upon the Portfolios' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $83,430 was paid by the Trust during the six-month period ended January 31, 2008. Each Fund's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of January 31, 2008 on the Statement of Assets and Liabilities as an asset, "Non-interested Trustees' deferred compensation," and a liability, "Non-interested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended January 31, 2008 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended January 31, 2008.

Class A Shares may include a contingent deferred sales charge of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. During the six-month period ended January 31, 2008, there were no redeeming shareholders of Class A Shares that paid the contingent deferred sales charges.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share.

During the six-month period ended January 31, 2008, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Fund (Class C Shares)	Contingent Deferred Sales Charge
Janus Adviser INTECH Risk-Managed Growth Fund	$60
Janus Adviser INTECH Risk-Managed Core Fund	1,430

Class A Shares include a 5.75% upfront sales charge of the offering price. The sales charge is allocated between Janus Distributors and financial intermediaries.

During the six-month period ended January 31, 2008, Janus Distributors retained the following upfront sales charge:

Fund (Class A Shares)	Upfront Sales Charge
Janus Adviser INTECH Risk-Managed Growth Fund	$1,178
Janus Adviser INTECH Risk-Managed Core Fund	1,630
Janus Adviser INTECH Risk-Managed Value Fund	216
Janus Adviser INTECH Risk-Managed International Fund	194

A 2.00% redemption fee may be imposed on Class I Shares, Class R Shares and Class S Shares of Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed Core Fund and Janus Adviser INTECH Risk-Managed Value Fund and Class I Shares and Class S Shares of Janus Adviser INTECH Risk-Managed International Fund held for three months or less. Effective for shares purchased on or after February 15, 2008, the period during which a redemption fee may apply will change from three months or less to 90 days or less. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund. The redemption fee is accounted for

Janus Adviser Series January 31, 2008 65

Notes to Financial Statements (unaudited) (continued)

as an addition to Paid-in-Capital. Total redemption fees received by the Funds for the six-month period ended January 31, 2008 are indicated in the table below:

Fund	Redemption Fees
Janus Adviser INTECH Risk-Managed Growth Fund – Class I Shares	$13,543
Janus Adviser INTECH Risk-Managed Growth Fund – Class S Shares	8,744
Janus Adviser INTECH Risk-Managed Core Fund – Class I Shares	57
Janus Adviser INTECH Risk-Managed Core Fund – Class S Shares	2,101
Janus Adviser INTECH Risk-Managed Value Fund – Class I Shares	121

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such offsets are included in Expense and Fee Offsets on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Janus Capital invested and/or redeemed initial seed capital during the six-month period ended January 31, 2008, as indicated in the table below.

Fund	Seed Capital at 7/31/2007	Purchases	Date of Purchases	Redemptions	Date of Redemption	Seed Capital at 1/31/2008
Janus Adviser INTECH Risk-Managed Growth Fund - Class R Shares	10,000	–	–	–	–	10,000
Janus Adviser INTECH Risk-Managed Core Fund - Class R Shares	10,000	–	–	–	–	10,000
Janus Adviser INTECH Risk-Managed Value Fund - Class A Shares	250,000	–	–	–	–	250,000
Janus Adviser INTECH Risk-Managed Value Fund - Class C Shares	250,000	–	–	–	–	250,000
Janus Adviser INTECH Risk-Managed Value Fund - Class R Shares	250,000	–	–	–	–	250,000
Janus Adviser INTECH Risk-Managed Value Fund - Class S Shares	250,000	–	–	–	–	250,000
Janus Adviser INTECH Risk-Managed International Fund - Class A Shares	2,500,000	–	–	–	–	2,500,000
Janus Adviser INTECH Risk-Managed International Fund - Class C Shares	2,500,000	–	–	–	–	2,500,000
Janus Adviser INTECH Risk-Managed International Fund - Class I Shares	2,500,000	–	–	–	–	2,500,000
Janus Adviser INTECH Risk-Managed International Fund - Class S Shares	2,500,000	–	–	–	–	2,500,000

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended January 31, 2008, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 1/31/08
Janus Institutional Cash Management Fund - Institutional Shares
Janus Adviser INTECH Risk-Managed Growth Fund	$80,714,030	$87,586,921	$373,636	$12,054,922
Janus Adviser INTECH Risk-Managed Core Fund	6,873,580	6,628,482	8,353	998,000
Janus Adviser INTECH Risk-Managed Value Fund	9,269,977	8,825,022	15,498	899,107
Janus Adviser INTECH Risk-Managed International Fund	748,539	748,539	1,231	–
	$97,606,126	$103,788,964	$398,718	$13,952,029
Janus Institutional Money Market Fund - Institutional Shares
Janus Adviser INTECH Risk-Managed Growth Fund	$95,795,451	$105,330,501	$110,385	$9,024,400
Janus Adviser INTECH Risk-Managed Core Fund	9,302,872	9,784,322	4,787	754,000
Janus Adviser INTECH Risk-Managed Value Fund	8,316,690	8,586,290	7,134	41,000
Janus Adviser INTECH Risk-Managed International Fund	756,825	756,825	687	–
	$114,171,838	$124,457,938	$122,993	$9,819,400

66 Janus Adviser Series January 31, 2008

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of January 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Adviser INTECH Risk-Managed Growth Fund	$1,515,253,739	$91,758,092	$(106,357,252)	$(14,599,160)
Janus Adviser INTECH Risk-Managed Core Fund	163,319,626	10,929,203	(11,677,847)	(748,644)
Janus Adviser INTECH Risk-Managed Value Fund	66,660,658	3,812,284	(5,075,611)	(1,263,327)
Janus Adviser INTECH Risk-Managed International Fund	9,997,230	589,891	(849,043)	(259,152)

Janus Adviser Series January 31, 2008 67

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

Listed below are the gross expense ratios for the various Funds that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended January 31, 2008 (unaudited)
and for each fiscal year or period ended July 31

	Class A Shares							Class C Shares									Class I Shares
Fund	2008(1)	2007(1)		2006(1)		2005(1)		2008(1)	2007(1)		2006(1)		2005(1)	2004(1)	2003		2008(1)	2007(1)		2006(1)
Janus Adviser INTECH Risk-Managed Growth Fund	0.79%	0.81%		0.91%		0.93	%(2)	1.62%	1.59%		1.64%		1.84%	2.04%	3.60	%(3)	0.57%	0.56%		0.61	%(4)
Janus Adviser INTECH Risk-Managed Core Fund	0.84%	0.88%		1.24%		1.53	%(2)	1.59%	1.64%		1.99%		2.68%	3.02%	4.08	%(3)	0.54%	0.59%		0.84	%(4)
Janus Adviser INTECH Risk-Managed Value Fund	1.23%	1.35%		3.67	%(5)	N/A		1.96%	2.05%		4.42	%(5)	N/A	N/A	N/A		0.97%	1.09%		2.91	%(5)
Janus Adviser INTECH Risk-Managed International Fund	4.64%	6.11	%(6)	N/A		N/A		5.39%	6.86	%(6)	N/A		N/A	N/A	N/A		4.38%	5.86	%(6)	N/A

  (1)  The effect of non-recurring costs assumed by Janus Capital Management LLC (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements for all Funds except Janus Adviser INTECH Risk-Managed Value Fund and Janus Adviser INTECH Risk-Managed International Fund and was less than 0.01%.

  (2)  Period from September 30, 2004 (inception date) through July 31, 2005.

  (3)  Period from January 2, 2003 (inception date) through July 31, 2003.

  (4)  Period from November 28, 2005 (inception date) through July 31, 2006.

  (5)  Period from December 30, 2005 (inception date) through July 31, 2006.

  (6)  Period from May 2, 2007 (inception date) through July 31, 2007.

68 Janus Adviser Series January 31, 2008

	Class R Shares						Class S Shares
Fund	2008(1)	2007(1)	2006(1)		2005(1)		2008(1)	2007(1)		2006(1)		2005(1)	2004(1)	2003
Janus Adviser INTECH Risk-Managed Growth Fund	1.28%	1.34%	1.39%		1.53	%(2)	1.03%	1.05%		1.15%		1.27%	1.53%	2.50	%(3)
Janus Adviser INTECH Risk-Managed Core Fund	1.30%	1.30%	1.78%		2.41	%(2)	1.01%	1.08%		1.50%		2.13%	2.53%	3.58	%(3)
Janus Adviser INTECH Risk-Managed Value Fund	1.71%	1.85%	4.17	%(5)	N/A		1.46%	1.62%		3.92	%(5)	N/A	N/A	N/A
Janus Adviser INTECH Risk-Managed International Fund	N/A	N/A	N/A		N/A		4.89%	6.36	%(6)	N/A		N/A	N/A	N/A

Janus Adviser Series January 31, 2008 69

Notes to Financial Statements (unaudited) (continued)

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended January 31, 2008 (unaudited) and the fiscal year or period ended July 31, 2007	Janus Adviser INTECH Risk-Managed Growth Fund		Janus Adviser INTECH Risk-Managed Core Fund		Janus Adviser INTECH Risk-Managed Value Fund
(all numbers in thousands)	2008	2007	2008	2007	2008	2007
Transactions in Fund Shares - Class A Shares
Shares sold	840	1,759	1,568	1,359	9	22
Reinvested dividends and distributions	144	5	92	4	1	–
Shares repurchased	(1,096)	(713)	(882)	(855)	(1)	(1)
Net Increase/(Decrease) in Fund Shares	(112)	1,051	778	508	9	21
Shares Outstanding, Beginning of Period	3,461	2,410	1,715	1,207	46	25
Shares Outstanding, End of Period	3,349	3,461	2,493	1,715	55	46
Transactions in Fund Shares - Class C Shares
Shares sold	66	439	112	872	2	105
Reinvested dividends and distributions	17	–	20	2	3	–
Shares repurchased	(162)	(322)	(288)	(165)	(73)	–
Net Increase/(Decrease) in Fund Shares	(79)	117	(156)	709	(68)	105
Shares Outstanding, Beginning of Period	1,087	970	1,680	971	130	25
Shares Outstanding, End of Period	1,008	1,087	1,524	1,680	62	130
Transactions in Fund Shares - Class I Shares
Shares sold	16,318	77,424	425	3,149	1,762	3,065
Reinvested dividends and distributions	4,266	313	249	35	138	30
Shares repurchased	(10,556)	(11,987)	(968)	(626)	(218)	(786)
Net Increase/(Decrease) in Fund Shares	10,028	65,750	(294)	2,558	1,682	2,309
Shares Outstanding, Beginning of Period	85,008	19,258	6,674	4,116	4,066	1,757
Shares Outstanding, End of Period	95,036	85,008	6,380	6,674	5,748	4,066
Transactions in Fund Shares - Class R Shares
Shares sold	2	11	1	48	2	14
Reinvested dividends and distributions	–	–	2	–	1	–
Shares repurchased	–	–	(1)	(9)	(3)	–
Net Increase/(Decrease) in Fund Shares	2	11	2	39	–	14
Shares Outstanding, Beginning of Period	12	1	40	1	39	25
Shares Outstanding, End of Period	14	12	42	40	39	39
Transactions in Fund Shares - Class S Shares
Shares sold	1,922	3,816	265	2,562	–	–
Reinvested dividends and distributions	470	9	53	12	1	–
Shares repurchased	(5,758)	(2,630)	(2,092)	(687)	–	–
Net Increase/(Decrease) in Fund Shares	(3,366)	1,195	(1,774)	1,887	1	–
Shares Outstanding, Beginning of Period	10,725	9,530	3,234	1,347	25	25
Shares Outstanding, End of Period	7,359	10,725	1,458	3,234	26	25

70 Janus Adviser Series January 31, 2008

For the six-month period ended January 31, 2008 (unaudited) and the period ended July 31, 2007	Janus Adviser INTECH Risk Managed International Fund
(all numbers in thousands)	2008	2007(1)
Transactions in Fund Shares - Class A Shares
Shares sold	3	250
Reinvested dividends and distributions	4	–
Shares repurchased	–	–
Net Increase/(Decrease) in Fund Shares	7	250
Shares Outstanding, Beginning of Period	250	–
Shares Outstanding, End of Period	257	250
Transactions in Fund Shares - Class C Shares
Shares sold	3	250
Reinvested dividends and distributions	2	–
Shares repurchased	–	–
Net Increase/(Decrease) in Fund Shares	5	250
Shares Outstanding, Beginning of Period	250	–
Shares Outstanding, End of Period	255	250
Transactions in Fund Shares - Class I Shares
Shares sold	22	250
Reinvested dividends and distributions	4	–
Shares repurchased	(17)	–
Net Increase/(Decrease) in Fund Shares	9	250
Shares Outstanding, Beginning of Period	250	–
Shares Outstanding, End of Period	259	250
Transactions in Fund Shares - Class S Shares
Shares sold	–	250
Reinvested dividends and distributions	3	–
Shares repurchased	–	–
Net Increase/(Decrease) in Fund Shares	3	250
Shares Outstanding, Beginning of Period	250	–
Shares Outstanding, End of Period	253	250

  (1)  Period from May 2, 2007 (inception date) through July 31, 2007.

Janus Adviser Series January 31, 2008 71

Notes to Financial Statements (unaudited) (continued)

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended January 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities, option contracts and mortgage dollar roll transactions) were as follows:

Fund	Purchase of Securities	Proceeds from Sales of Securities	Purchase of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Adviser INTECH Risk-Managed Growth Fund	$1,017,702,205	$981,408,798	$–	$–
Janus Adviser INTECH Risk-Managed Core Fund	78,008,789	106,451,390	–	–
Janus Adviser INTECH Risk-Managed Value Fund	32,778,379	16,604,155	–	–
Janus Adviser INTECH Risk-Managed International Fund	5,975,800	5,618,465	–	–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital

72 Janus Adviser Series January 31, 2008

Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to

Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Adviser Series January 31, 2008 73

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Adviser Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the five Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2008 through February 1, 2009 (January 1, 2008 through January 1, 2009 for Janus Adviser INTECH Risk-Managed Core Fund, and excluding those Funds whose agreements are already in effect for an initial term through February 1, 2009), subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser to each Fund were appropriate and consistent with the terms

74 Janus Adviser Series January 31, 2008

of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Funds whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the investment performance of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Funds effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Funds to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund and any expense limitations agreed to by Janus Capital.

Janus Adviser Series January 31, 2008 75

Additional Information (unaudited) (continued)

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds declined in the past few years, those Funds benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain share classes of the Funds for services provided. They also considered Janus Capital's past and proposed use of commissions paid by Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Funds and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Fund to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They also concluded that Janus Capital benefits from the receipt of proprietary and third-party research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, was in the best interest of the respective Funds and their shareholders.

76 Janus Adviser Series January 31, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each class of a Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund's subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2007 or estimates for the initial fiscal year. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2B. OPTIONS

A table listing written options contracts follows each Fund's Schedule of Investments (if applicable). Written options contracts are contracts that obligate to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

Janus Adviser Series January 31, 2008 77

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value ("NAV") for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

78 Janus Adviser Series January 31, 2008

Notes

Janus Adviser Series January 31, 2008 79

Notes

80 Janus Adviser Series January 31, 2008

Notes

Janus Adviser Series January 31, 2008 81

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core

Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Funds distributed by Janus Distributors LLC (3/08)

C-0308-023  108-24-800 03-08

2008 Semiannual Report

Janus Adviser Series

Value

Janus Adviser Mid Cap Value Fund

Janus Adviser Small Company Value Fund

Look Inside. . .

•  Portfolio management perspective

•  Investment strategy behind your fund

•  Fund performance, characteristics
    and holdings

Janus Adviser Series

Useful Information About Your Fund Report	1

Management Commentaries and Schedules of Investments

Value

Mid Cap Value Fund	2

Small Company Value Fund	13

Statements of Assets and Liabilities	21

Statements of Operations	22

Statements of Changes in Net Assets	23

Financial Highlights	24

Notes to Schedules of Investments	29

Notes to Financial Statements	30

Additional Information	43

Explanations of Charts, Tables and Financial Statements	46

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Fund Report

Commentaries

The Management Commentaries in this report include valuable insight from each of the Funds' managers as well as statistical information to help you understand how your Fund's performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Funds' managers in the Management Commentaries are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was January 31, 2008. As the investing environment changes, so could the managers' opinions. These views are unique to each manager and aren't necessarily shared by their fellow employees or by Janus in general.

Fund Expenses

We believe it's important for our shareholders to have a clear understanding of Fund expenses and the impact they have on investment return.

The following is important information regarding each Fund's Expense Example, which appears in each Fund's Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for each Fund.

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (applicable to Class A Shares only); redemption fees, where applicable (and any related exchange fees); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares only); administrative services fees (applicable to Class R Shares and Class S Shares only); networking fees (applicable to Class A Shares, Class C Shares and Class I Shares only); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from August 1, 2007 to January 31, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC ("Janus Capital") has contractually agreed to waive each Fund's total operating expenses, excluding any class-specific distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), the administrative services fees (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, taxes and extraordinary expenses to certain limits until at least December 1, 2009. Had the waivers not been in effect, your expenses would have been higher. More information regarding the waivers is available in the Funds' prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees (where applicable). Redemption fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Adviser Series January 31, 2008 1

Janus Adviser Mid Cap Value
Fund (unaudited)

Managed by Perkins, Wolf, McDonnell and Company, LLC

Fund Snapshot

This fund seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet recognized by the market.

Performance Overview

During the six months ended January 31, 2008, Janus Adviser Mid Cap Value Fund's Class S Shares returned (0.40)%, outperforming the Fund's benchmark, the Russell Midcap® Value Index, which returned (8.32)%. The S&P MidCap 400 Index returned (5.44)% and the S&P 500® Index returned (4.32)% during the same period.

The concerns that we expressed in our last report severely impacted the market in the most recent six months. The problems of subprime lending, leverage and derivatives spread across financial markets. Credit availability became restricted, financial earnings suffered from huge write offs, and investor confidence was shaken. As a result the stock market experienced a correction, which at the low in January was down over 15% from its October high. Larger caps and growth issues did relatively better in this environment. We have been anticipating this correction for some time as we have been finding more investment opportunities in larger mid-caps and out-of-favor growth stocks. Thus we believe we are relatively well positioned for the market's transition.

The Fund's outperformance was broad based during the time period as we had positive stock selection in almost every sector. Virtually all of our outperformance came from stock selection as our sector weightings versus the benchmark had little impact on our results. Although we were only equally weighted in materials, some of our strongest individual stocks (Mosaic, Agrium and Goldcorp) were in that sector. The first two are fertilizer producers and, along with Deere & Co., have been direct beneficiaries of the strength in agriculture prices, while our purchase of mining company Goldcorp benefited from the rally in gold prices.

As has been the case in each year other than 2002, merger and acquisition activity had a positive impact on the Fund. With the disruption in the credit markets, this activity nearly came to a halt in recent months. However, early in the period, Hilton Hotels and chemical company Huntsman had buyouts announced at more than 30% premiums to their last market price, and drilling services company Global Santa Fe agreed to an attractive merger with Transocean. While private equity activity is likely to decline from the record levels in recent years, we believe that strategic and/or foreign buyers could step in, as evidenced by National Oilwell's fourth quarter buyout of Fund holding Grant Prideco. This buyout activity is a reinforcement of our belief that our longstanding investment process is successful in identifying strong, attractively valued franchises.

Sector and Related Holding Performance

We have been overweighted in energy since the early days of the Fund. This is a result of consistently finding companies that we believe have undervalued assets in politically safe geographies with strong balance sheets. Many of these companies have benefited in the context of secularly increasing energy prices. In some time periods, however, we have been penalized by this emphasis on the long term, as energy prices have been volatile; but staying the course benefited us during the time period as it often has in the past. Some of our best results in the energy sector came from Anadarko Petroleum, Forest Oil and Noble Energy – the latter we owned in the Fund's first year. Given the recent spike in oil prices to above $70 per barrel (now over $90), we have pared back several of our holdings. Our most significant additions to this sector in the past six months have been in energy master limited partnerships such as Kinder Morgan Energy, Enterprise Products and Plains All American Pipeline, all of which have been less susceptible to commodity price volatility, and have 6% current dividend yields which we believe are likely to grow.

Financials have historically been our heaviest portfolio exposure, but we have been underweighted relative to the benchmark for several years. For the past few years this lower relative exposure was primarily due to our lesser investment in Real Estate Investment Trusts (REITs), which we had reduced after several years of strong returns had taken them to what we felt were expensive levels. This calendar year, for the first time since 2000, REITs underperformed and actually declined in recent months. We have used this market weakness to modestly increase our exposure, primarily by establishing positions in the mortgage REITs, Annaly Mortgage Management and Redwood Trust. The former invests only in high-quality mortgages backed by Fannie Mae and Freddie Mac while the latter has been adept at buying distressed assets at favorable prices. We believe that both companies have substantial dividends and excess capital to potentially take advantage of dislocations in distressed markets. Annaly was one of our five largest contributors to performance during the period. However, we feel REITs, in general, are still somewhat expensive and we remain underweighted. AllianceBernstein was the most significant detractor in the financial sector as it had a near-term earnings disappointment. We took advantage of its decline to replace stock which earlier we had sold at

2 Janus Adviser Series January 31, 2008

(unaudited)

higher levels. In aggregate, our financial stocks had modest appreciation despite the sector benchmark's near 10% loss.

A sector in which we continue to be under-represented is the utility industry. Since inception we have had limited exposure to these stocks because they have had few of the characteristics that we seek. They generally have leveraged balance sheets, little free cash flow, regulated rates and limited growth. The Fund's underweighting was a slight detractor from relative performance over the time period, but over the long term we have done well to de-emphasize this sector.

As we have mentioned in our recent reports, for the past few years we have found increasing opportunities in the larger end of our capitalization spectrum and in out-of-favor growth stocks. For much of 2007 many of these stocks sold at price-to-earnings multiple discounts to smaller mid-cap stocks. In contrast, in most years they have sold at a premium. Their risk/reward relationships have become more attractive to us relative to smaller mid-cap stocks primarily because their downside risk appears more limited. Thus as we expected, higher-quality, larger stocks declined relatively less in the recent market correction and we believe that will continue to be the case in any further market decline. This is reflected in our experience during the six months ended January 31, 2008 – some larger-cap positions that declined more than 10% were drug maker Wyeth and wireless provider Telefonaktiebolaget LM Ericsson. On the other hand, we enjoyed about 20% appreciation from larger-cap issues such as Berkshire Hathaway, Deere, Anadarko Petroleum and AFLAC. Our success with these stocks indicates that our investment process continues to be applicable throughout the capitalization spectrum.

Three of our largest performance shortfalls came in the industrial sector. Leading automated teller manufacturer Diebold, Southwest Air, and industrial products manufacturer Dover all had earnings disappointments. In addition, Diebold was unable to sell its money-losing election voting equipment division and had what we believe to be relatively minor accounting issues. We believe each of these companies has a good balance sheet, free cash flow, and a strong franchise. Thus we have increased our position in each. Despite these individual stock declines, our aggregate return in this sector was better than that of the benchmark index.

Market Outlook

The market's outlook remains uncertain, and we are sensitive to the risk of further declines. We believe that valuation levels are within normal ranges, especially for stocks outside of the small- and lower mid-cap range. We think these valuation levels combined with higher volatility have provided us with good individual stock opportunities. Thus the Fund is generally fully invested.

However, from a broader market perspective the possibility of recession and shortfalls in earnings has increased. Credit quality questions are widespread and the extent of write-offs is uncertain. In such an environment, credit availability could continue to be constrained, the consumer could finally pull back, and private equity activity is likely to decline from the record levels of recent years in our opinion. The impact in the financial market could be compounded by weakness in the dollar, leverage and the widespread use of derivatives. The Federal Reserve (Fed) has aggressively reversed its interim rate policy as the Fed Funds rate has recently gone from 5% to 3.25%. However, this is unlikely to have strong near-term economic impact and, in the meantime, we believe that credit problems are likely to persist.

Volatility has already picked up from historically low levels and is likely to remain elevated. We have often said that we like volatility because it presents us with the opportunity to buy high-quality companies on sale. We will continue to add to some stocks in "free fall," which we believe could penalize us in the short term, but provide great long-term opportunity. Simply put, we are willing to take short-term risk in an effort to realize long-term reward.

We believe that our standard emphasis on balance sheet and cash flow strength, combined with valuations that reflect modest investor expectations, should reward us in an uncertain economic environment. Moreover, the increased number of larger mid-caps in our Fund have greater exposure to relatively stronger overseas economies and are generally less volatile than their smaller counterparts. To further reduce our portfolio risk we have bought some Russell Midcap® Value Index puts in an effort to mitigate some of the impact of a possible market decline. Our total investment in these puts represents less than 1% of Fund assets and we believe it may provide some protection for about 20% of the Fund. We think this small investment in market insurance is consistent with our sensitivity to the need to preserve capital and our objective of continuing to provide consistent, above-average long-term investment returns on both an absolute and relative basis. Please see "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

Thank you for your investment in Janus Adviser Mid Cap Value Fund.

Janus Adviser Series January 31, 2008 3

Janus Adviser Mid Cap Value Fund (unaudited)

Janus Adviser Mid Cap Value Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Goldcorp, Inc.	0.59%
Mosaic Co.	0.47%
Berkshire Hathaway, Inc. - Class B	0.37%
Annaly Mortgage Management, Inc.	0.30%
Deere & Co.	0.29%

5 Largest Detractors from Performance – Holdings

Contribution
Diebold, Inc	(0.79)%
AllianceBernstein Holding L.P.	(0.45)%
Temple-Inland, Inc.	(0.40)%
Southwest Airlines Co.	(0.36)%
Dover Corp.	(0.31)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap Value® Index Weighting
Energy	1.30%	12.68%	7.19%
Materials	0.61%	6.61%	6.74%
Financials	0.33%	26.34%	29.92%
Utilities	0.33%	5.06%	13.87%
Health Care	0.16%	11.37%	2.36%

5 Lowest Contributors/Detractors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell Midcap Value® Index Weighting
Information Technology	(1.67)%	10.01%	7.21%
Industrials	(0.73)%	12.01%	10.14%
Telecommunication Services	(0.55)%	1.73%	2.07%
Consumer Discretionary	(0.38)%	8.77%	13.27%
Consumer Staples	0.07%	5.44%	7.25%

4 Janus Adviser Series January 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2008

AllianceBernstein Holding L.P. Investment Management and Advisory Services	2.0%
Invesco, Ltd. Investment Management and Advisory Services	1.5%
Protective Life Corp. Life and Health Insurance	1.4%
Zimmer Holdings, Inc. Medical Products	1.4%
Kinder Morgan Energy Partners L.P. Pipelines	1.4%
7.7%

Asset Allocation – (% of Net Assets)

As of January 31, 2008

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2008	As of July 31, 2007

Janus Adviser Series January 31, 2008 5

Janus Adviser Mid Cap Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2008								Expense Ratios – for the fiscal year ended July 31, 2007
	Fiscal Year-to-Date	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Mid Cap Value Fund - Class A Shares								0.93%	0.93	%(a)
NAV	(0.24)%	3.16%		17.58%		16.20%
MOP	(5.98)%	(2.78)%		16.33%		14.99%
Janus Adviser Mid Cap Value Fund - Class C Shares								1.73%	1.73	%(a)
NAV	(0.64)%	2.29%		17.08%		15.70%
CDSC	(1.59)%	1.32%
Janus Adviser Mid Cap Value Fund - Class I Shares	(0.11)%	3.40%		17.58%		16.20%		0.66%	0.66	%(b)
Janus Adviser Mid Cap Value Fund - Class R Shares	(0.50)%	2.61%		17.16%		15.79%		1.42%	1.42	%(c)
Janus Adviser Mid Cap Value Fund - Class S Shares	(0.40)%	2.89%		17.58%		16.20%		1.16%	1.16	%(c)
Russell Midcap® Value Index	(8.32)%	(8.73)%		17.48%		16.52%
Lipper Quartile - Class S Shares	–	2	nd	1	st	2	nd
Lipper Ranking - Class S Shares based on total returns for Mid-Cap Value Funds	–	18/314		45/195		56/194

  Visit janus.com/info to view up-to-date performance
  and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including,

6 Janus Adviser Series January 31, 2008

(unaudited)

but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund has a performance-based management fee that adjusts upward or downward based on the Fund's performance relative to an approved benchmark index over a performance measurement period.

The Fund's performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs") and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) commenced operations on December 31, 2002. The performance shown reflects the fees and expenses of Class S Shares without the effect of any fee and expense limitations or waivers.

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on December 31, 2002. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

Class C Shares commenced operations on December 31, 2002. The performance shown reflects the performance of the Fund's Class C Shares from December 31, 2002 through the most recent period shown.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on December 31, 2002. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on December 31, 2002. The performance shown reflects the fees and expenses of Class R Shares without the effect of any fee and expense limitations or waivers.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date – December 31, 2002

Janus Adviser Series January 31, 2008 7

Janus Adviser Mid Cap Value Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$997.60	$4.97
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.03
Expense Example - Class C Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$993.60	$8.72
Hypothetical (5% return before expenses)	$1,000.00	$1,016.39	$8.82
Expense Example - Class I Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$998.90	$3.72
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.76
Expense Example - Class R Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$995.00	$7.47
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.56
Expense Example - Class S Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$996.00	$6.22
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.29

*Expenses are equal to the annualized expense ratio of 0.99% for Class A Shares, 1.74% for Class C Shares, 0.74% for Class I Shares, 1.49% for Class R Shares and 1.24% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

8 Janus Adviser Series January 31, 2008

Janus Adviser Mid Cap Value Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares/Principal/Contract Amounts		Value
Common Stock - 96.8%
Advertising Agencies - 0.4%
80,000	Omnicom Group, Inc.	$3,629,600
Agricultural Chemicals - 0.7%
46,700	Agrium, Inc. (U.S. Shares)	3,008,414
33,300	Mosaic Co.*	3,030,633
		6,039,047
Airlines - 1.1%
750,000	Southwest Airlines Co.	8,797,500
Applications Software - 0.3%
83,000	Intuit, Inc.*	2,547,270
Audio and Video Products - 0.5%
92,500	Harman International Industries, Inc.	4,307,725
Automotive - Truck Parts and Equipment - Original - 0.2%
26,200	Magna International, Inc. - Class A (U.S. Shares)	2,062,726
Beverages - Non-Alcoholic - 0.6%
77,200	PepsiCo, Inc.	5,264,268
Beverages - Wine and Spirits - 0.7%
94,300	Brown-Forman Corp. - Class B	5,939,014
Broadcast Services and Programming - 0.1%
38,400	Clear Channel Communications, Inc.	1,179,264
Building - Residential and Commercial - 0.7%
64,700	Centex Corp.	1,797,366
220,000	Pulte Homes, Inc.	3,594,800
		5,392,166
Cable Television - 0.4%
182,300	Comcast Corp. - Class A*	3,310,568
Chemicals - Specialty - 0.7%
112,600	Lubrizol Corp.	5,923,886
Coal - 0.5%
90,700	Arch Coal, Inc.	3,990,800
Commercial Banks - 4.6%
36,800	Bank of Hawaii Corp.	1,853,616
270,000	BB&T Corp.	9,795,600
577,500	Colonial BancGroup, Inc.	9,066,750
180,000	First Midwest Bancorp, Inc.	5,616,000
650,000	Synovus Financial Corp.	8,586,500
154,600	Valley National Bancorp	3,130,650
		38,049,116
Computers - Integrated Systems - 0.8%
264,000	Diebold, Inc.	6,832,320
Consumer Products - Miscellaneous - 1.1%
85,000	Clorox Co.	5,212,200
55,700	Kimberly-Clark Corp.	3,656,705
		8,868,905
Containers - Metal and Glass - 1.2%
220,000	Ball Corp.	10,095,800
Containers - Paper and Plastic - 0.6%
160,000	Pactiv Corp.*	4,577,600
Cosmetics and Toiletries - 0.5%
67,500	Procter & Gamble Co.	4,451,625
Data Processing and Management - 1.1%
76,200	Fiserv, Inc.*	3,914,394
132,000	Global Payments, Inc.	4,936,800
1	Total System Services, Inc.	19
		8,851,213

Shares/Principal/Contract Amounts		Value
Distribution/Wholesale - 1.7%
100,000	Genuine Parts Co.	$4,393,000
180,000	Tech Data Corp.*	6,188,400
48,800	W.W. Grainger, Inc.	3,883,016
		14,464,416
Diversified Operations - 1.8%
266,800	Dover Corp.	10,768,048
86,300	Illinois Tool Works, Inc.	4,349,520
		15,117,568
E-Commerce/Services - 0.6%
190,400	IAC/InterActiveCorp*,#	4,938,976
Electric - Integrated - 3.0%
400,000	DPL, Inc.#	11,104,000
160,000	PPL Corp.	7,827,200
57,300	Public Service Enterprise Group, Inc.	5,500,800
		24,432,000
Electronic Components - Miscellaneous - 0.7%
570,000	Vishay Intertechnology, Inc.*	5,979,300
Electronic Components - Semiconductors - 1.1%
232,800	QLogic Corp.*	3,329,040
261,300	Xilinx, Inc.	5,714,631
		9,043,671
Electronic Connectors - 0.8%
148,700	Thomas & Betts Corp.*	6,728,675
Electronic Measuring Instruments - 0.6%
142,600	Agilent Technologies, Inc.*	4,835,566
Engineering - Research and Development Services - 0.8%
146,100	URS Corp.*	6,413,790
Finance - Investment Bankers/Brokers - 0.6%
162,800	Raymond James Financial, Inc.	4,573,052
Food - Diversified - 1.8%
190,000	General Mills, Inc.	10,375,900
160,200	Kraft Foods, Inc. - Class A	4,687,452
		15,063,352
Food - Retail - 0.4%
140,000	Kroger Co.	3,563,000
Forestry - 0.5%
62,200	Weyerhaeuser Co.*	4,212,184
Gas - Distribution - 0.4%
135,800	Southern Union Co.	3,691,044
Gold Mining - 1.2%
257,400	Goldcorp, Inc. (U.S. Shares)#	9,580,428
Hotels and Motels - 0.9%
161,100	Starwood Hotels & Resorts Worldwide, Inc.	7,289,775
Human Resources - 0.2%
36,000	Manpower, Inc.	2,025,360
Instruments - Scientific - 2.0%
211,700	Applera Corp. - Applied Biosystems Group	6,674,901
197,600	PerkinElmer, Inc.	4,918,264
92,800	Thermo Fisher Scientific, Inc.*,#	4,778,272
		16,371,437
Internet Infrastructure Equipment - 0.5%
253,900	Avocent Corp.*	4,214,740
Investment Management and Advisory Services - 4.7%
255,700	AllianceBernstein Holding L.P.	16,975,923
440,000	Invesco, Ltd.#	11,976,800

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 9

Janus Adviser Mid Cap Value Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares/Principal/Contract Amounts		Value
Investment Management and Advisory Services - (continued)
75,000	Legg Mason, Inc.	$5,400,000
116,800	Waddell & Reed Financial, Inc. - Class A	3,875,424
		38,228,147
Life and Health Insurance - 1.9%
68,800	AFLAC, Inc.	4,219,504
286,800	Protective Life Corp.	11,397,432
		15,616,936
Machinery - Farm - 0.3%
26,800	Deere & Co.	2,351,968
Medical - Drugs - 1.6%
147,900	Endo Pharmaceuticals Holdings, Inc.*	3,866,106
129,100	Forest Laboratories, Inc.*	5,134,307
112,500	Wyeth	4,477,500
		13,477,913
Medical - Generic Drugs - 0.6%
87,300	Barr Pharmaceuticals, Inc.*	4,556,187
Medical - HMO - 0.8%
54,500	Coventry Health Care, Inc.*	3,083,610
77,000	Health Net, Inc.*	3,579,730
		6,663,340
Medical - Wholesale Drug Distributors - 0.7%
106,200	Cardinal Health, Inc.	6,156,414
Medical Instruments - 0.6%
121,500	St. Jude Medical, Inc.*	4,921,965
Medical Labs and Testing Services - 0.9%
96,500	Laboratory Corporation of America Holdings*	7,129,420
Medical Products - 3.2%
235,800	Covidien, Ltd.	10,523,754
69,100	Johnson & Johnson	4,371,266
145,000	Zimmer Holdings, Inc.*	11,349,150
		26,244,170
Metal - Aluminum - 0.9%
225,500	Alcoa, Inc.	7,464,050
Motorcycle and Motor Scooter Manufacturing - 0.4%
76,500	Harley-Davidson, Inc.#	3,104,370
Multi-Line Insurance - 1.9%
109,300	Loews Corp.	5,103,217
715,000	Old Republic International Corp.	10,674,950
		15,778,167
Multimedia - 0.5%
94,800	McGraw-Hill Companies, Inc.	4,053,648
Networking Products - 0.2%
119,000	Foundry Networks, Inc.*	1,642,200
Non-Hazardous Waste Disposal - 1.8%
262,000	Republic Services, Inc.	7,860,000
214,700	Waste Management, Inc.	6,964,868
		14,824,868
Office Automation and Equipment - 1.2%
167,100	Pitney Bowes, Inc.	6,132,570
240,000	Xerox Corp.	3,696,000
		9,828,570
Oil - Field Services - 0.4%
163,800	BJ Services Co.	3,562,650

Shares/Principal/Contract Amounts		Value
Oil and Gas Drilling - 1.0%
76,100	Nabors Industries, Ltd.*	$2,071,442
50,233	Transocean, Inc.*	6,158,566
		8,230,008
Oil Companies - Exploration and Production - 6.4%
137,600	Anadarko Petroleum Corp.	8,061,984
143,900	Bill Barrett Corp.*,#	6,010,703
103,000	Chesapeake Energy Corp.	3,834,690
46,700	Devon Energy Corp.	3,968,566
166,700	Forest Oil Corp.*	7,538,174
171,000	Newfield Exploration Co.*	8,529,480
65,000	Noble Energy, Inc.	4,717,700
132,900	Sandridge Energy, Inc.*,#	4,044,147
97,300	Southwestern Energy Co.*	5,440,043
		52,145,487
Oil Field Machinery and Equipment - 0.1%
24,700	Grant Prideco, Inc.*	1,229,566
Oil Refining and Marketing - 0.5%
68,800	Valero Energy Corp.	4,072,272
Paper and Related Products - 1.9%
93,500	Potlatch Corp.	4,013,955
126,700	Rayonier, Inc.	5,361,944
352,000	Temple-Inland, Inc.	6,600,000
		15,975,899
Pharmacy Services - 0.3%
114,900	Omnicare, Inc.	2,543,886
Pipelines - 4.3%
230,000	Enterprise Products Partners L.P.#	7,178,300
190,000	Equitable Resources, Inc.	10,592,500
198,100	Kinder Morgan Energy Partners L.P.#	11,343,206
128,100	Plains All American Pipeline L.P.	6,378,099
		35,492,105
Poultry - 0.3%
99,600	Pilgrim's Pride Corp.	2,433,228
Property and Casualty Insurance - 0.6%
270,000	Progressive Corp.	5,011,200
Reinsurance - 1.3%
2,300	Berkshire Hathaway, Inc. - Class B*	10,465,000
REIT - Apartments - 1.3%
40,000	Avalonbay Communities, Inc.	3,758,000
133,000	Equity Residential	4,975,530
50,000	Home Properties, Inc.#	2,399,500
		11,133,030
REIT - Diversified - 0.4%
91,200	Liberty Property Trust	2,928,432
REIT - Mortgages - 1.2%
313,100	Annaly Mortgage Management, Inc.	6,174,332
84,600	Redwood Trust, Inc.#	3,511,746
		9,686,078
REIT - Office Property - 1.3%
50,000	Alexandria Real Estate Equities, Inc.	4,911,500
65,000	SL Green Realty Corp.	6,032,650
		10,944,150
REIT - Regional Malls - 0.4%
44,500	Macerich Co.#	3,042,465

See Notes to Schedules of Investments and Financial Statements.
10 Janus Adviser Series January 31, 2008

Schedule of Investments (unaudited)

As of January 31, 2008

Shares/Principal/Contract Amounts		Value
REIT - Warehouse and Industrial - 0.8%
46,400	AMB Property Corp.	$2,347,840
77,200	ProLogis	4,581,820
		6,929,660
Retail - Apparel and Shoe - 1.0%
166,900	Charming Shoppes, Inc.*	1,076,505
250,000	Ross Stores, Inc.	7,287,500
		8,364,005
Retail - Auto Parts - 1.0%
231,100	Advance Auto Parts, Inc.	8,245,648
Retail - Drug Store - 0.5%
109,020	CVS/Caremark Corp.	4,259,411
Retail - Mail Order - 0.4%
125,000	Williams-Sonoma, Inc.#	3,360,000
Retail - Major Department Stores - 1.3%
218,800	J.C. Penney Company, Inc.	10,373,308
Retail - Office Supplies - 1.2%
321,300	Office Depot, Inc.*	4,764,879
230,000	Staples, Inc.	5,506,200
		10,271,079
Retail - Regional Department Stores - 0.8%
93,500	Kohl's Corp.*	4,267,340
95,100	Macy's, Inc.	2,628,564
		6,895,904
Savings/Loan/Thrifts - 1.7%
200,000	Astoria Financial Corp.	5,436,000
28,800	Guaranty Financial Group, Inc.*	400,320
500,100	People's United Financial, Inc.	8,446,689
		14,283,009
Semiconductor Equipment - 0.4%
173,700	Applied Materials, Inc.	3,112,704
Super-Regional Banks - 2.0%
116,800	PNC Bank Corp.	7,664,416
123,500	SunTrust Banks, Inc.	8,515,325
		16,179,741
Telecommunication Services - 0.7%
120,000	Embarq Corp.	5,436,000
Telephone - Integrated - 1.0%
190,000	CenturyTel, Inc.	7,012,900
150,100	Sprint Nextel Corp.	1,580,553
		8,593,453
Transportation - Railroad - 2.2%
290,000	Kansas City Southern*	10,405,200
144,400	Norfolk Southern Corp.	7,853,916
		18,259,116
Transportation - Truck - 0.8%
220,000	J.B. Hunt Transport Services, Inc.#	6,842,000
Wireless Equipment - 0.7%
183,700	Motorola, Inc.	2,118,061
166,600	Telefonaktiebolaget L.M. Ericsson (ADR)	3,785,152
		5,903,213
Total Common Stock (cost $794,007,969)		800,894,787

Shares/Principal/Contract Amounts		Value
Purchased Options - Puts - 0.9%
1,444 iShares Russell Mid-Cap Value Index expires May 2008	exercise price $143.00**	$1,676,484
41,005 Russell Mid-Cap Value Index expires March 2008	exercise price $107.10**	2,477,247
19,762 Russell Mid-Cap Value Index expires March 2008	exercise price $107.73**	1,273,478
1,719 Russell Mid-Cap Value Index expires April 2008	exercise price $130.00**	983,268
11,475 Russell Mid-Cap Value Index expires April 2008	exercise price $978.04	324,008
2,069 Russell Mid-Cap Value Index expires May 2008	exercise price $122.50**	786,220
13,610 S&P Mid-Cap 400 Index expires April 2008	exercise price $761.57**	305,715
Total Purchased Options - Puts (premiums paid $8,401,404)		7,826,420
Other Securities - 5.3%
32,709,260	Allianz Dresdner Daily Asset Fund†	32,709,260
11,156,301	Time Deposits†	11,156,301
Total Other Securities (cost $43,865,561)		43,865,561
Repurchase Agreement - 3.6%
$29,616,000	Calyon, New York Branch, 1.50% date 1/31/08, maturing 2/1/08 to be repurchased at $29,617,234 collateralized by $26,914,508 in U.S. Treasuries 0.875% - 8.125%, 5/15/08 - 8/15/19 with a value of $30,221,053 (cost $29,616,000)	29,616,000
Total Investments (total cost $875,890,934) – 106.6%		882,202,768
Liabilities, net of Cash, Receivables and Other Assets – (6.6)%		(54,438,446)
Net Assets – 100%		$827,764,322

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Bermuda	$2,071,442	0.2%
Canada	14,651,568	1.7%
Sweden	3,785,152	0.4%
United States††	861,694,606	97.7%
Total	$882,202,768	100.0%

††Includes Short-Term Securities and Other Securities (89.3% excluding Short-Term Securities and Other Securities)

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 11

Janus Adviser Mid Cap Value Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares/Principal/Contract Amounts	Value
Schedule of Written Options - Puts
iShares Russell Mid-Cap Value Index expires May 2008 1,444 contracts exercise price $128.00	$(831,744)
Russell Mid-Cap Value Index expires March 2008 30,754 contracts exercise price $961.71	(537,077)
Russell Mid-Cap Value Index expires March 2008 19,762 contracts exercise price $967.38	(369,738)
Russell Mid-Cap Value Index expires April 2008 860 contracts exercise price $117.00	(173,720)
Russell Mid-Cap Value Index expires May 2008 1,034 contracts exercise price $110.00	(134,420)
S&P Mid-Cap 400 Index expires April 2008 6,805 contracts exercise price $683.86	(55,942)
Total Written Options - Puts (Premiums received $2,044,310)	$(2,102,641)

See Notes to Schedules of Investments and Financial Statements.
12 Janus Adviser Series January 31, 2008

Janus Adviser Small Company Value Fund (unaudited)

Fund Snapshot

This fund searches for small, out-of-favor companies misunderstood by the broader investment community.

Jakob Holm

portfolio manager

Performance Overview

During the six-month period ended January 31, 2008, Janus Adviser Small Company Value Fund's Class S Shares returned (8.82)%, outperforming the Fund's benchmark, the Russell 2000® Value Index, which returned (8.89)%.

Economic Overview

Equity markets worldwide began and ended the six-month period ended January 31, 2008 on a volatile note amid concerns over the subprime-related turmoil in the credit markets and the uncertain near-term outlook for the U.S. economy and corporate profit growth. U.S. equity markets managed to recover from the first round of credit market problems, hitting record highs in mid-October as central banks around the world injected liquidity and the U.S. Federal Reserve (Fed) began to lower its target interest rate. But profit warnings, larger-than-expected asset value charge-offs related to subprime mortgages and evidence that credit markets were still struggling to return to normal helped to quickly turn sentiment negative. Through all of this, domestic stock prices were led lower by small-cap issues while growth-oriented names outperformed their value counterparts. Economically sensitive areas of the market, like financials and consumer discretionary, weighed on the markets while somewhat defensive sectors, such as utilities and consumer staples, turned in modest gains.

As January came to a close, many items supporting equity prices were fading. While domestic valuations were still believed to be reasonable, particularly with interest rates at multi-year lows, mixed signals on the U.S. consumer and slowing earnings momentum were becoming a greater concern. Adding to investor anxiety was the slowing growth in the labor market. January's payroll numbers were weaker than expected; suggesting that one pillar of strength for the economy may be starting to feel the impact of the housing slowdown and subsequent credit market turmoil. In the end, questions remained surrounding the magnitude of slowing growth in the U.S. and whether the rest of the world would follow suit.

Standouts During the Period

Stock selection within industrials, telecommunication services, and energy were the primary drivers of performance. The top performer during the period was integrated telecommunications and internet provider Golden Telecom. Golden Telecom was a strong contributor to performance during the time period as the company's emphasis on telecommunications in Russia benefited from growth in that country. Early in the fourth quarter of 2007, the company's stock price rose on the announcement it would be acquired by Russian wireless company, Vimpel-Communications. I sold the position on the news.

FTI Consulting was another contributor to the Fund. FTI is a counter-cyclical legal services business focused on reorganization resulting from financial difficulties. The company's services have been in high demand as expectations for bankruptcy potential and restructuring increase.

Detractors During the Period

Exposure to the financials sector was one of the primary sources of negative attribution as economic uncertainty and tightening credit conditions impacted both high and low fundamental quality companies. Modest underweight exposure to the sector versus the benchmark offset some of the negative impact of individual holdings.

The largest individual detractor from performance in the period was commercial services company, Deluxe Corp. Deluxe is a financial printing company whose primary business is check printing. The stock price fell for much of the period on concerns about slowing end user demand from small- and mid-size companies. Late in the period, the company offered weaker-than-expected guidance for the upcoming quarter but reaffirmed full-year guidance. I believe Deluxe has a compelling free cash yield, and big programs in place to reduce costs and grow revenue; therefore I added to the position on the weakness.

While the energy sector overall was a positive contributor to relative performance for the period, TETRA Technologies hurt returns. Early in the period, the share price of the energy services company decreased following worse-than-expected results at a number of divisions. I believe many of the operating mishaps are temporary issues and, longer term, the business model is sound.

Janus Adviser Series January 31, 2008 13

Janus Adviser Small Company Value Fund (unaudited)

Looking Forward

With U.S. equity markets struggling for much of the time period, the investment team will continue to closely monitor several factors for directional cues. The U.S. labor market remains a key component to determining the outlook for the U.S. consumer given the weak housing sector and tightening credit conditions. I will also be monitoring conditions in the credit markets for signs of further deterioration. Finally, as a bottom-up fundamental investor, I will continue to watch the future path of corporate earnings, credit conditions, liquidity, and balance sheet health of our individual holdings in an effort to determine whether current valuations represent an attractive risk/reward profile. As always, I will emphasize bottom-up company analysis as my primary tool in my quest to add value for shareholders.

Thank you for your investment in Janus Adviser Small Company Value Fund.

Janus Adviser Small Company Value Fund At a Glance

5 Largest Contributors to Performance – Holdings

Contribution
Golden Telecom, Inc.	0.79%
FTI Consulting, Inc.	0.76%
Owens-Illinois, Inc.	0.76%
Genlyte Group, Inc.	0.48%
Nationwide Health Properties, Inc.	0.46%

5 Largest Detractors from Performance – Holdings

Contribution
Deluxe Corp.	(0.83)%
TETRA Technologies, Inc.	(0.83)%
RC2 Corp.	(0.81)%
Ceradyne, Inc.	(0.80)%
RAM Holdings, Ltd.	(0.78)%

5 Largest Contributors to Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2000® Value Index Weighting
Telecommunication Services	0.79%	1.42%	1.56%
Materials	0.34%	6.28%	6.84%
Energy	0.17%	8.32%	5.79%
Health Care	0.09%	2.12%	5.45%
Consumer Staples	0.03%	2.79%	3.69%

5 Largest Detractors from Performance – Sectors

	Fund Contribution	Fund Weighting (% of Net Assets)	Russell 2000® Value Index Weighting
Consumer Discretionary	(2.88)%	10.96%	12.14%
Industrials	(2.41)%	22.70%	13.13%
Information Technology	(2.21)%	14.83%	13.05%
Financials	(2.05)%	26.93%	32.81%
Utilities	(0.03)%	3.64%	5.56%

14 Janus Adviser Series January 31, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)

As of January 31, 2008

Jarden Corp. Consumer Products - Miscellaneous	2.4%
Microsemi Corp. Electronic Components - Semiconductors	2.4%
Old Dominion Freight Line, Inc. Transportation - Truck	2.4%
Owens-Illinois, Inc. Containers - Metal and Glass	2.2%
Applied Industrial Technologies, Inc. Machinery - General Industrial	2.1%
11.5%

Asset Allocation – (% of Net Assets)

As of January 31, 2008

Top Country Allocations – Long Positions (% of Investment Securities)

As of January 31, 2008	As of July 31, 2007

Janus Adviser Series January 31, 2008 15

Janus Adviser Small Company Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended January 31, 2008								Expense Ratios – for the fiscal year ended July 31, 2007
	Fiscal Year-to-Date	One Year		Five Year		Since Inception*		Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Janus Adviser Small Company Value Fund - Class A Shares								1.47%	1.29	%(a)
NAV	(8.70)%	(11.12)%		15.07%		9.23%
MOP	(13.97)%	(16.21)%		13.71%		8.13%
Janus Adviser Small Company Value Fund - Class C Shares								2.38%	2.02	%(a)
NAV	(9.09)%	(11.72)%		14.59%		8.85%
CDSC	(9.89)%	(12.56)%
Janus Adviser Small Company Value Fund - Class I Shares	(8.59)%	(10.84)%		15.13%		9.29%		1.32%	1.01	%(b)
Janus Adviser Small Company Value Fund - Class R Shares	(8.89)%	(11.50)%		14.52%		8.78%		2.08%	1.76	%(c)
Janus Adviser Small Company Value Fund - Class S Shares	(8.82)%	(11.30)%		15.13%		9.29%		1.82%	1.52	%(c)
Russell 2000® Value Index	(8.89)%	(14.76)%		15.49%		8.53%
Lipper Quartile - Class S Shares	-	3	rd	2	nd	1	st
Lipper Ranking - Class S Shares based on total returns for Small-Cap Core Funds	-	477/784		177/485		88/427

  Visit janus.com/info to view up-to-date performance
  and characteristic information.

Data presented represents past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund's maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

(a) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(b) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

(c) On July 31, 2007, Janus Capital had contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including,

16 Janus Adviser Series January 31, 2008

(unaudited)

but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2008. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Fund's expense ratios were determined based on average net assets as of the fiscal year ended July 31, 2007. Detailed information is available in the prospectus. Contractual waivers agreed to by Janus Capital are included under "Net Annual Fund Operating Expenses." All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Fund's performance may be affected by risks that include those associated with undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the Fund may include those associated with investing in foreign securities, emerging markets, initial public offerings ("IPOs"), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risk, portfolio holdings and other details.

The Fund invests in Real Estate Investment Trusts (REITs) which may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Fund invests in foreign REITs, the Fund may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Class S Shares (formerly Class I Shares) commenced operations on April 21, 2003 after the reorganization of all of the assets of Berger Small Cap Value Fund II into the Fund. The performance information provided for periods prior to April 21, 2003 is for Berger Small Cap Value Fund II – Investor Shares, the predecessor to the Fund. The performance shown reflects the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class A Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on April 17, 2003. Prior to April 17, 2003, the returns are derived from the historical performance of Berger Small Cap Value Fund II - Investor Shares. The performance shown reflects the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers.

The Fund's Class C Shares commenced operations on April 21, 2003. The performance shown for Class C Shares reflects the performance of the Fund's Class C Shares from April 21, 2003 through the most recent period shown, and the historical performance of the predecessor fund for the periods prior to April 21, 2003. The performance information prior to April 21, 2003 is for Berger Small Cap Value Fund II – Investor Shares, the predecessor to the Fund. The performance shown reflects the fees and expenses of Class C Shares, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares prior to November 28, 2005 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on April 17, 2003, the returns are derived from the historical performance of Berger Small Cap Value Fund II - Investor Shares. All performance shown has been restated based on Class I Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Performance shown for Class R Shares prior to September 30, 2004 reflects the historical performance of the Fund's Class S Shares (formerly Class I Shares), which commenced operations on April 17, 2003. Prior to April 17, 2003, the returns are derived from the historical from the historical performance of Berger Small Cap Value Fund II - Investor Shares. All performance shown has been restated based on Class R Shares' higher estimated fees and expenses (ignoring any fee and expense limitations and prior to the application of any contractual expense waivers).

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Class S Shares only; other classes may have different performance characteristics.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Fund will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedules of Investments for index definitions.

The Fund's portfolio may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See "Explanation of Charts, Tables and Financial Statements."

*The Fund's inception date – March 28, 2002

Janus Adviser Series January 31, 2008 17

Janus Adviser Small Company Value Fund (unaudited)

Fund Expenses

The examples below show you the ongoing costs (in dollars) of investing in your Fund and compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Fund Report for a detailed explanation of the information presented in these charts.

Expense Example - Class A Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$913.00	$6.01
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.34
Expense Example - Class C Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$909.10	$9.60
Hypothetical (5% return before expenses)	$1,000.00	$1,015.08	$10.13
Expense Example - Class I Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$914.10	$4.81
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.08
Expense Example - Class R Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$911.10	$8.41
Hypothetical (5% return before expenses)	$1,000.00	$1,016.34	$8.87
Expense Example - Class S Shares	Beginning Account Value (8/1/07)	Ending Account Value (1/31/08)	Expenses Paid During Period (8/1/07-1/31/08)*
Actual	$1,000.00	$911.80	$7.21
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.61

*Expenses are equal to the annualized expense ratio of 1.25% for Class A Shares, 2.00% for Class C Shares, 1.00% for Class I Shares, 1.75% for Class R Shares, and 1.50% for Class S Shares multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

18 Janus Adviser Series January 31, 2008

Janus Adviser Small Company Value Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Common Stock - 95.7%
Advanced Materials/Products - 1.5%
14,880	Ceradyne, Inc.*	$716,472
Automotive - Truck Parts and Equipment - Original - 0.6%
32,650	Spartan Motors, Inc.	292,871
Building - Mobile Home and Manufactured Homes - 1.5%
20,450	Thor Industries, Inc.	722,294
Building and Construction - Miscellaneous - 1.3%
26,562	Dycom Industries, Inc.*	627,394
Chemicals - Diversified - 1.5%
13,140	FMC Corp.	698,522
Collectibles - 0.8%
21,250	RC2 Corp.*	399,075
Commercial Banks - 9.5%
14,862	BancFirst Corp.	669,235
32,840	Cascade Bancorp	423,636
45,560	CoBiz Financial, Inc.	651,507
22,530	East West Bancorp, Inc.	542,072
2,458	First Citizens BancShares, Inc. - Class A	335,124
15,721	Simmons First National Corp. - Class A	445,690
24,709	TriCo Bancshares	441,056
12,206	UMB Financial Corp.	514,239
24,565	United Community Banks, Inc.	474,350
		4,496,909
Commercial Services - 2.1%
26,925	Steiner Leisure, Ltd.*	1,001,341
Commercial Services - Finance - 2.7%
36,795	Deluxe Corp.	894,854
17,245	Jackson Hewitt Tax Service, Inc.	381,632
		1,276,486
Computer Services - 0.7%
7,050	CACI International, Inc.*	307,310
Consulting Services - 2.0%
16,735	FTI Consulting, Inc.*	925,613
Consumer Products - Miscellaneous - 2.4%
46,165	Jarden Corp.*	1,155,972
Containers - Metal and Glass - 2.2%
20,230	Owens-Illinois, Inc.*	1,019,592
Diversified Operations - 2.2%
21,568	Crane Co.	881,484
553,794	Polytec Asset Holdings, Ltd.	180,593
		1,062,077
Electric - Integrated - 2.0%
14,941	ALLETE, Inc.	575,079
10,730	Otter Tail Corp.	349,476
		924,555
Electronic Components - Semiconductors - 2.4%
50,240	Microsemi Corp.*	1,141,453
Finance - Consumer Loans - 1.9%
66,396	Nelnet, Inc. - Class A	882,403
Firearms and Ammunition - 0.7%
64,505	Smith & Wesson Holding Corp.*	306,399
Food - Diversified - 0.5%
10,325	J & J Snack Foods Corp.	258,228

Shares or Principal Amount		Value
Food - Retail - 2.0%
13,406	Ruddick Corp.	$456,876
12,779	Weis Markets, Inc.	477,807
		934,683
Footwear and Related Apparel - 1.8%
31,265	Skechers U.S.A., Inc. - Class A*	625,925
9,705	Wolverine World Wide, Inc.	245,634
		871,559
Gas - Distribution - 1.0%
7,782	Atmos Energy Corp.	223,499
10,258	Piedmont Natural Gas Company, Inc.	257,168
		480,667
Hazardous Waste Disposal - 0.7%
21,975	Newalta Income Fund	350,488
Human Resources - 1.3%
30,385	Resources Connection, Inc.*	635,958
Internet Applications Software - 0.7%
24,404	Interwoven, Inc.*	309,199
Internet Incubators - 1.6%
392,939	Safeguard Scientifics, Inc.*	754,443
Internet Infrastructure Equipment - 0.7%
20,760	Avocent Corp.*	344,616
Investment Companies - 1.7%
48,053	KKR Financial Holdings LLC	780,381
Investment Management and Advisory Services - 0.8%
10,355	National Financial Partners Corp.	373,816
Lasers - Systems and Components - 3.0%
22,652	Cymer, Inc.*	611,831
32,136	Excel Technology, Inc.*	821,396
		1,433,227
Machinery - Electrical - 0.9%
10,840	Regal-Beloit Corp.	411,053
Machinery - Farm - 0.7%
17,265	Alamo Group, Inc.	327,690
Machinery - General Industrial - 2.1%
33,649	Applied Industrial Technologies, Inc.	1,015,863
Medical - HMO - 0.7%
7,760	Magellan Health Services, Inc.*	339,422
Medical - Outpatient and Home Medical Care - 1.0%
19,570	LHC Group LLC*	451,284
Medical Instruments - 1.0%
19,036	CONMED Corp.*	462,575
Multi-Line Insurance - 1.2%
20,291	American Financial Group, Inc.	562,669
Non-Ferrous Metals - 1.6%
13,689	RTI International Metals, Inc.*	756,317
Oil - Field Services - 1.0%
30,480	TETRA Technologies, Inc.*	477,012
Oil and Gas Drilling - 1.0%
5,963	Atwood Oceanics, Inc.*	495,466
Oil Companies - Exploration and Production - 5.7%
21,455	Forest Oil Corp.*	970,194
24,108	Mariner Energy, Inc.*	604,146
12,545	Plains Exploration & Production Co.*	610,189

See Notes to Schedules of Investments and Financial Statements.
Janus Adviser Series January 31, 2008 19

Janus Adviser Small Company Value Fund

Schedule of Investments (unaudited)

As of January 31, 2008

Shares or Principal Amount		Value
Oil Companies - Exploration and Production - (continued)
14,555	St. Mary Land & Exploration Co.	$512,773
		2,697,302
Printing - Commercial - 3.5%
56,016	Cenveo, Inc.*	870,489
16,082	Consolidated Graphics, Inc.*	809,085
		1,679,574
Real Estate Management/Services - 0.5%
32,985	HFF, Inc.*	225,617
Recreational Vehicles - 0.5%
5,906	Polaris Industries, Inc.	256,557
REIT - Diversified - 0.7%
38,487	CapLease, Inc.	312,130
REIT - Health Care - 1.0%
15,505	Nationwide Health Properties, Inc.	489,338
REIT - Office Property - 1.9%
5,539	Alexandria Real Estate Equities, Inc.	544,096
7,600	Kilroy Realty Corp.	372,628
		916,724
REIT - Regional Malls - 1.8%
17,109	Taubman Centers, Inc.	858,016
REIT - Shopping Centers - 1.0%
19,670	Acadia Realty Trust	492,734
REIT - Warehouse and Industrial - 0.9%
24,570	First Potomac Realty Trust	427,272
Resorts and Theme Parks - 1.0%
9,915	Vail Resorts, Inc.*	469,376
Retail - Apparel and Shoe - 1.6%
20,240	Gymboree Corp.*	773,573
Telecommunication Equipment - 2.0%
108,720	Arris Group, Inc.*	955,649
Transportation - Equipment and Leasing - 1.7%
21,262	GATX Corp.	799,451
Transportation - Marine - 2.1%
53,150	Horizon Lines, Inc. - Class A	998,689
Transportation - Truck - 2.4%
38,772	Old Dominion Freight Line, Inc.*	1,130,204
Water - 0.9%
11,730	American States Water Co.	404,450
Wire and Cable Products - 1.5%
16,720	Belden, Inc.	707,256
Total Common Stock (cost $45,431,533)		45,377,266
Money Markets - 3.4%
1,203,060	Janus Institutional Cash Management Fund - Institutional Shares, 3.95%	1,203,060
413,940	Janus Institutional Money Market Fund - Institutional Shares, 3.81%	413,940
Total Money Markets (cost $1,617,000)		1,617,000
Total Investments (total cost $47,048,533) – 99.1%		46,994,266
Cash, Receivables and Other Assets, net of Liabilities – 0.9%		407,830
Net Assets – 100%		$47,402,096

Summary of Investments by Country – (Long Positions)

Country	Value	% of Investment Securities
Canada	$350,488	0.7%
Cayman Islands	180,593	0.4%
United States††	46,463,185	98.9%
Total	$46,994,266	100.0%

††Includes Short-Term Securities (95.4% excluding Short-Term Securities)

See Notes to Schedules of Investments and Financial Statements.
20 Janus Adviser Series January 31, 2008

Statements of Assets and Liabilities

As of January 31, 2008 (unaudited) (all numbers in thousands except net asset value per share)	Janus Adviser Mid Cap Value Fund	Janus Adviser Small Company Value Fund
Assets:
Investments at cost(1)	$875,891	$47,049
Unaffiliated investments at value(1)	$882,203	$45,377
Affiliated money market investments	–	1,617
Cash	340	503
Receivables:
Investments sold	10,679	595
Portfolio shares sold	1,025	305
Dividends	1,308	18
Interest	34	6
Non-interested Trustees' deferred compensation	13	1
Other assets	4	–
Total Assets	895,606	48,422
Liabilities:
Payables:
Options written, at value(2)	2,103	–
Collateral for securities loaned (Note 1)	43,866	–
Investments purchased	20,461	757
Portfolio shares repurchased	769	195
Advisory fees	387	17
Transfer agent fees and expenses	55	1
Administrative services fees - Class R Shares	1	1
Administrative services fees - Class S Shares	21	6
Distribution fees - Class A Shares	82	2
Distribution fees - Class C Shares	39	2
Distribution fees - Class R Shares	2	2
Distribution fees - Class S Shares	21	6
Networking fees - Class A Shares	–	–
Networking fees - Class C Shares	1	–
Networking fees - Class I Shares	–	–
Non-interested Trustees' fees and expenses	1	–
Non-interested Trustees' deferred compensation fees	13	1
Accrued expenses	20	30
Total Liabilities	67,842	1,020
Net Assets	$827,764	$47,402
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$811,599	$46,113
Undistributed net investment income/(loss)*	1,374	21
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	8,537	1,322
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	6,254	(54)
Total Net Assets	$827,764	$47,402
Net Assets - Class A Shares	$403,537	$11,275
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	22,337	804
Net Asset Value Per Share(3)	$18.07	$14.03
Maximum Offering Price Per Share(4)	$19.17	$14.89
Net Assets - Class C Shares	$46,606	$2,561
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,616	189
Net Asset Value Per Share(3)	$17.82	$13.56
Net Assets - Class I Shares	$271,747	$457
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,091	32
Net Asset Value Per Share	$18.01	$14.06
Net Assets - Class R Shares	$5,615	$5,049
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	312	366
Net Asset Value Per Share	$18.01	$13.81
Net Assets - Class S Shares	$100,259	$28,060
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,555	2,015
Net Asset Value Per Share	$18.05	$13.93

*See Note 3 in Notes to Financial Statements.

(1) Includes securities on loan of $42,554,498 for Janus Adviser Mid Cap Value Fund (Note 1).

(2) Includes premiums of $2,044,310 for Janus Adviser Mid Cap Value Fund.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 21

Statements of Operations

For the six-month period ended January 31, 2008 (unaudited) (all numbers in thousands)	Janus Adviser Mid Cap Value Fund	Janus Adviser Small Company Value Fund
Investment Income:
Interest	$210	$1
Securities lending income	141	–
Dividends	11,721	399
Dividends from affiliates	957	61
Foreign tax withheld	(8)	(2)
Total Investment Income	13,021	459
Expenses:
Advisory fees	2,763	186
Transfer agent fees and expenses	115	6
Registration fees	60	49
Custodian fees	14	2
Professional fees	31	16
Non-interested Trustees' fees and expenses	8	–
Printing expenses	7	8
Distribution fees - Class A Shares	478	13
Distribution fees - Class C Shares	241	13
Distribution fees - Class R Shares	11	14
Distribution fees - Class S Shares	121	40
Administrative services fees - Class R Shares	6	7
Administrative services fees - Class S Shares	121	40
Networking fees - Class A Shares	181	14
Networking fees - Class C Shares	29	3
Networking fees - Class I Shares	1	–
Other expenses	23	19
Non-recurring costs (Note 2)	–	–
Costs assumed by Janus Capital Management LLC (Note 2)	–	–
Total Expenses	4,210	430
Expense and Fee Offset	(14)	(1)
Net Expenses	4,196	429
Less: Excess Expense Reimbursement	(251)	(49)
Net Expenses after Expense Reimbursement	3,945	380
Net Investment Income/(Loss)	9,076	79
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	7,660	1,770
Net realized gain/(loss) from options contracts	3,739	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(25,157)	(6,380)
Payment from affiliate (Note 2)	3	–
Net Gain/(Loss) on Investments	(13,755)	(4,610)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(4,679)	$(4,531)

See Notes to Financial Statements.
22 Janus Adviser Series January 31, 2008

Statements of Changes in Net Assets

For the six-month period ended January 31, 2008 (unaudited) and for the fiscal year ended July 31, 2007	Janus Adviser Mid Cap Value Fund		Janus Adviser Small Company Value Fund
(all numbers in thousands)	2008	2007	2008	2007
Operations:
Net investment income/(loss)	$9,076	$6,068	$79	$(98)
Net realized gain/(loss) from investment and foreign currency transactions	7,660	32,826	1,770	2,328
Net realized gain/(loss) from futures contracts	–	93	–	–
Net realized gain/(loss) from options contracts	3,739	(37)	–	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation	(25,157)	23,085	(6,380)	142
Payment from affiliate (Note 2)	3	5	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	(4,679)	62,040	(4,531)	2,372
Dividends and Distributions to Shareholders:
Net investment income*
Class A Shares	(4,998)	(2,402)	(16)	–
Class C Shares	(248)	(149)	–	–
Class I Shares	(4,148)	(787)	(1)	–
Class R Shares	(43)	(15)	–	–
Class S Shares	(991)	(718)	(1)	–
Net realized gain from investment transactions*
Class A Shares	(16,350)	(3,141)	(540)	(15)
Class C Shares	(2,017)	(478)	(125)	(40)
Class I Shares	(11,528)	(822)	(22)	(11)
Class R Shares	(190)	(29)	(253)	(147)
Class S Shares	(4,090)	(1,124)	(1,387)	(761)
Net Decrease from Dividends and Distributions	(44,603)	(9,665)	(2,345)	(974)
Capital Share Transactions:
Shares sold
Class A Shares	97,331	140,283	9,646	6,691
Class C Shares	6,860	17,064	751	2,144
Class I Shares	70,820	229,255	130	375
Class R Shares	2,905	3,209	1,624	2,340
Class S Shares	35,780	64,986	7,828	22,797
Reinvested dividends and distributions
Class A Shares	20,613	5,380	282	8
Class C Shares	1,204	341	89	26
Class I Shares	13,089	1,015	22	11
Class R Shares	205	37	222	144
Class S Shares	4,782	1,746	1,365	741
Shares repurchased
Class A Shares	(30,760)	(32,418)	(3,273)	(351)
Class C Shares	(5,540)	(6,168)	(384)	(653)
Class I Shares	(25,974)	(24,038)	(117)	(181)
Class R Shares	(943)	(1,738)	(1,155)	(1,395)
Class S Shares	(39,009)	(49,352)	(10,914)	(19,025)
Net Increase/(Decrease) from Capital Share Transactions	151,363	349,602	6,116	13,672
Net Increase/(Decrease) in Net Assets	102,081	401,977	(760)	15,070
Net Assets:
Beginning of period	725,683	323,706	48,162	33,092
End of period	$827,764	$725,683	$47,402	$48,162
Undistributed net investment income/(loss)*	$1,374	$2,726	$21	$(40)

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 23

Financial Highlights – Class A Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Mid Cap Value Fund
and through each fiscal year or period ended July 31	2008		2007		2006		2005(1)
Net Asset Value, Beginning of Period	$19.15		$16.57		$16.09		$14.25
Income from Investment Operations:
Net investment income/(loss)	.19		.18		.23		.03
Net gain/(loss) on securities (both realized and unrealized)	(.24)		2.80		.83		2.54
Total from Investment Operations	(.05)		2.98		1.06		2.57
Less Distributions and Other:
Dividends (from net investment income)*	(.24)		(.17)		(.15)		(.01)
Distributions (from capital gains)*	(.79)		(.23)		(.43)		(.72)
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	(2)
Total Distributions and Other	(1.03)		(.40)		(.58)		(.73)
Net Asset Value, End of Period	$18.07		$19.15		$16.57		$16.09
Total Return**	(0.24	)%(3)	18.15	%(3)	6.71	%(4)	18.50	%(3)
Net Assets, End of Period (in thousands)	$403,537		$339,677		$192,348		$25,884
Average Net Assets for the Period (in thousands)	$380,600		$274,451		$106,914		$6,677
Ratio of Gross Expenses to Average Net Assets***(5)	0.99%		0.92%		0.99%		1.00%
Ratio of Net Expenses to Average Net Assets***(5)	0.99%		0.92%		0.99%		0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.26%		1.35%		1.60%		0.49%
Portfolio Turnover Rate***	77%		79%		67%		71%
For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Small Company Value Fund
and through each fiscal year or period ended July 31	2008		2007		2006		2005(1)
Net Asset Value, Beginning of Period	$16.16		$14.81		$14.68		$12.94
Income from Investment Operations:
Net investment income/(loss)	.04		(.02)		–		.01
Net gain/(loss) on securities (both realized and unrealized)	(1.42)		1.90		.62		2.53
Total from Investment Operations	(1.38)		1.88		.62		2.54
Less Distributions:
Dividends (from net investment income)*	(.02)		–		–		–
Distributions (from capital gains)*	(.73)		(.53)		(.49)		(.80)
Total Distributions	(.75)		(.53)		(.49)		(.80)
Net Asset Value, End of Period	$14.03		$16.16		$14.81		$14.68
Total Return**	(8.70)%		12.70%		4.47%		20.26%
Net Assets, End of Period (in thousands)	$11,275		$6,299		$361		$18
Average Net Assets for the Period (in thousands)	$10,536		$862		$147		$13
Ratio of Gross Expenses to Average Net Assets***(5)	1.25%		1.28%		1.46%		1.50%
Ratio of Net Expenses to Average Net Assets***(5)	1.25%		1.25%		1.44%		1.49%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.55%		(0.64)%		(0.30)%		(0.12)%
Portfolio Turnover Rate***	59%		71%		53%		45%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment by affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
24 Janus Adviser Series January 31, 2008

Financial Highlights – Class C Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Mid Cap Value Fund
and through each fiscal year or period ended July 31	2008	2007		2006		2005		2004		2003(1)
Net Asset Value, Beginning of Period	$18.83	$16.33		$15.92		$13.82		$11.39		$10.00
Income from Investment Operations:
Net investment income/(loss)	.14	.06		.14		.01		(.01)		(.02)
Net gain/(loss) on securities (both realized and unrealized)	(.26)	2.74		.78		2.80		2.67		1.41
Total from Investment Operations	(.12)	2.80		.92		2.81		2.66		1.39
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	(.07)		(.08)		–		–		–
Distributions (from capital gains)*	(.79)	(.23)		(.43)		(.72)		(.24)		–
Payment from affiliate	–	–	(2)	–	(2)	.01		.01		–
Total Distributions and Other	(.89)	(.30)		(.51)		(.71)		(.23)		–
Net Asset Value, End of Period	$17.82	$18.83		$16.33		$15.92		$13.82		$11.39
Total Return**	(0.64)%	17.24	%(3)	5.92	%(3)	20.84	%(4)	23.59	%(4)	13.90%
Net Assets, End of Period (in thousands)	$46,606	$46,695		$30,422		$9,700		$1,868		$608
Average Net Assets for the Period (in thousands)	$48,033	$39,979		$20,534		$4,035		$817		$313
Ratio of Gross Expenses to Average Net Assets***(5)	1.74%	1.72%		1.74%		1.74%		1.86%		2.26%
Ratio of Net Expenses to Average Net Assets***(5)	1.74%	1.72%		1.74%		1.74%		1.86%		2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.49%	0.56%		0.90%		(0.24)%		(0.38)%		(0.91)%
Portfolio Turnover Rate***	77%	79%		67%		71%		63%		157%
For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Small Company Value Fund
and through each fiscal year or period ended July 31	2008	2007		2006		2005		2004		2003(6)
Net Asset Value, Beginning of Period	$15.69	$14.49		$14.48		$12.21		$10.56		$8.89
Income from Investment Operations:
Net investment income/(loss)	–	.01		(.05)		(.04)		(.03)		.01
Net gain/(loss) on securities (both realized and unrealized)	(1.40)	1.72		.55		3.11		1.79		1.66
Total from Investment Operations	(1.40)	1.73		.50		3.07		1.76		1.67
Less Distributions and Other:
Dividends (from net investment income)*	–	–		–		–		–		–
Distributions (from capital gains)*	(.73)	(.53)		(.49)		(.80)		(.15)		–
Payment from affiliate	–	–		–		–		.04		–
Total Distributions and Other	(.73)	(.53)		(.49)		(.80)		(.11)		–
Net Asset Value, End of Period	$13.56	$15.69		$14.49		$14.48		$12.21		$10.56
Total Return**	(9.09)%	11.93%		3.68%		25.78%		17.10	%(7)	18.79%
Net Assets, End of Period (in thousands)	$2,561	$2,480		$937		$762		$357		$18
Average Net Assets for the Period (in thousands)	$2,577	$1,623		$868		$512		$191		$12
Ratio of Gross Expenses to Average Net Assets***(5)	2.00%	2.01%		2.22%		2.25%		2.25%		2.25%
Ratio of Net Expenses to Average Net Assets***(5)	2.00%	2.00%		2.22%		2.24%		2.25%		2.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.20)%	(0.77)%		(0.94)%		(0.73)%		(0.74)%		(2.30)%
Portfolio Turnover Rate***	59%	71%		53%		45%		67%		45%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from December 31, 2002 (inception date) through July 31, 2003.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(4)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.07%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Period from April 21, 2003 (inception date) through July 31, 2003.

(7) During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.41%.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 25

Financial Highlights – Class I Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Mid Cap Value Fund
and through each fiscal year or period ended July 31	2008	2007	2006(1)
Net Asset Value, Beginning of Period	$19.11	$16.53	$16.27
Income from Investment Operations:
Net investment income/(loss)	.23	.18	.22
Net gain/(loss) on securities (both realized and unrealized)	(.25)	2.85	.63
Total from Investment Operations	(.02)	3.03	.85
Less Distributions
Dividends (from net investment income)*	(.29)	(.22)	(.16)
Distributions (from capital gains)*	(.79)	(.23)	(.43)
Total Distributions	(1.08)	(.45)	(.59)
Net Asset Value, End of Period	$18.01	$19.11	$16.53
Total Return**	(0.11)%	18.48%	5.40%
Net Assets, End of Period (in thousands)	$271,747	$231,301	$24,836
Average Net Assets for the Period (in thousands)	$267,910	$72,657	$11,613
Ratio of Gross Expenses to Average Net Assets***(2)	0.74%	0.65%	0.75%
Ratio of Net Expenses to Average Net Assets***(2)	0.74%	0.65%	0.74%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.50%	1.45%	1.28%
Portfolio Turnover Rate***	77%	79%	67%
For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Small Company Value Fund
and through each fiscal year or period ended July 31	2008	2007	2006(1)
Net Asset Value, Beginning of Period	$16.19	$14.80	$14.05
Income from Investment Operations:
Net investment income/(loss)	.06	.05	.02
Net gain/(loss) on securities (both realized and unrealized)	(1.42)	1.87	1.22
Total from Investment Operations	(1.36)	1.92	1.24
Less Distributions
Dividends (from net investment income)*	(.04)	–	–
Distributions (from capital gains)*	(.73)	(.53)	(.49)
Total Distributions	(.77)	(.53)	(.49)
Net Asset Value, End of Period	$14.06	$16.19	$14.80
Total Return**	(8.59)%	12.99%	9.09%
Net Assets, End of Period (in thousands)	$457	$484	$255
Average Net Assets for the Period (in thousands)	$475	$409	$103
Ratio of Gross Expenses to Average Net Assets***(2)	1.00%	1.00%	1.19%
Ratio of Net Expenses to Average Net Assets***(2)	1.00%	1.00%	1.17%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.83%	0.26%	(0.21)%
Portfolio Turnover Rate***	59%	71%	53%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from November 28, 2005 (inception date) through July 31, 2006.

(2)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
26 Janus Adviser Series January 31, 2008

Financial Highlights – Class R Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Mid Cap Value Fund
and through each fiscal year or period ended July 31	2008	2007	2006		2005(1)
Net Asset Value, Beginning of Period	$19.08	$16.54	$16.04		$14.25
Income from Investment Operations:
Net investment income/(loss)	.15	.09	.11		.01
Net gain/(loss) on securities (both realized and unrealized)	(.25)	2.80	.86		2.50
Total from Investment Operations	(.10)	2.89	.97		2.51
Less Distributions and Other:
Dividends (from net investment income)*	(.18)	(.12)	(.04)		–
Distributions (from capital gains)*	(.79)	(.23)	(.43)		(.72)
Payment from affiliate	–	–	–	(2)	–
Total Distributions and Other	(.97)	(.35)	(.47)		(.72)
Net Asset Value, End of Period	$18.01	$19.08	$16.54		$16.04
Total Return**	(0.50)%	17.59%	6.19	%(3)	18.04%
Net Assets, End of Period (in thousands)	$5,615	$3,721	$1,919		$687
Average Net Assets for the Period (in thousands)	$4,342	$2,635	$1,030		$437
Ratio of Gross Expenses to Average Net Assets***(4)	1.49%	1.41%	1.50%		1.49%
Ratio of Net Expenses to Average Net Assets***(4)	1.49%	1.40%	1.49%		1.49%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.77%	0.80%	1.04%		0.06%
Portfolio Turnover Rate***	77%	79%	67%		71%
For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Small Company Value Fund
and through each fiscal year or period ended July 31	2008	2007	2006		2005(1)
Net Asset Value, Beginning of Period	$15.93	$14.68	$14.63		$12.94
Income from Investment Operations:
Net investment income/(loss)	.01	(.04)	(.02)		(.01)
Net gain/(loss) on securities (both realized and unrealized)	(1.40)	1.82	.56		2.50
Total from Investment Operations	(1.39)	1.78	.54		2.49
Less Distributions:
Dividends (from net investment income)*	–	–	–		–
Distributions (from capital gains)*	(.73)	(.53)	(.49)		(.80)
Total Distributions	(.73)	(.53)	(.49)		(.80)
Net Asset Value, End of Period	$13.81	$15.93	$14.68		$14.63
Total Return**	(8.89)%	12.12%	3.92%		19.85%
Net Assets, End of Period (in thousands)	$5,049	$5,118	$3,720		$2,341
Average Net Assets for the Period (in thousands)	$5,400	$4,623	$2,918		$14
Ratio of Gross Expenses to Average Net Assets***(4)	1.75%	1.75%	1.97%		3.05%
Ratio of Net Expenses to Average Net Assets***(4)	1.75%	1.75%	1.97%		1.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.05%	(0.48)%	(0.70)%		(11.56)%
Portfolio Turnover Rate***	59%	71%	53%		45%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from September 30, 2004 (inception date) through July 31, 2005.

(2)  Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.

(3)  During the fiscal year ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(4)  See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.
Janus Adviser Series January 31, 2008 27

Financial Highlights – Class S Shares

For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Mid Cap Value Fund
and through each fiscal year ended July 31	2008		2007		2006		2005		2004		2003(1)
Net Asset Value, Beginning of Period	$19.11		$16.54		$16.05		$13.89		$11.42		$10.00
Income from Investment Operations:
Net investment income/(loss)	.19		.15		.19		.03		.01		–
Net gain/(loss) on securities (both realized and unrealized)	(.27)		2.80		.83		2.86		2.71		1.42
Total from Investment Operations	(.08)		2.95		1.02		2.89		2.72		1.42
Less Distributions and Other:
Dividends (from net investment income)*	(.19)		(.15)		(.10)		(.01)		(.01)		–
Distributions (from capital gains)*	(.79)		(.23)		(.43)		(.72)		(.24)		–
Payment from affiliate	–	(2)	–	(2)	–	(2)	–	(2)	–	(2)	–
Total Distributions and Other	(.98)		(.38)		(.53)		(.73)		(.25)		–
Net Asset Value, End of Period	$18.05		$19.11		$16.54		$16.05		$13.89		$11.42
Total Return**	(0.40	)%(3)	17.93	%(3)	6.47	%(4)	21.25	%(3)	23.93	%(3)	14.20%
Net Assets, End of Period (in thousands)	$100,259		$104,289		$74,181		$42,637		$24,019		$7,810
Average Net Assets for the Period (in thousands)	$96,456		$95,739		$57,475		$34,847		$14,917		$2,850
Ratio of Gross Expenses to Average Net Assets***(5)	1.24%		1.15%		1.24%		1.24%		1.36%		1.76%
Ratio of Net Expenses to Average Net Assets***(5)	1.24%		1.15%		1.24%		1.24%		1.36%		1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.05%		1.12%		1.43%		0.28%		0.15%		(0.38)%
Portfolio Turnover Rate***	77%		79%		67%		71%		63%		157%
For a share outstanding during the six-month period ended January 31, 2008 (unaudited)	Janus Adviser Small Company Value Fund(6)
and through each fiscal year ended July 31	2008		2007		2006		2005		2004		2003(7)
Net Asset Value, Beginning of Period	$16.05		$14.74		$14.66		$12.29		$10.57		$8.26
Income from Investment Operations:
Net investment income/(loss)	.02		(.01)		–		–		–		–
Net gain/(loss) on securities (both realized and unrealized)	(1.41)		1.85		.57		3.17		1.87		2.31
Total from Investment Operations	(1.39)		1.84		.57		3.17		1.87		2.31
Less Distributions:
Dividends (from net investment income)*	–		–		–		–		–		–
Distributions (from capital gains)*	(.73)		(.53)		(.49)		(.80)		(.15)		–
Total Distributions	(.73)		(.53)		(.49)		(.80)		(.15)		–
Net Asset Value, End of Period	$13.93		$16.05		$14.74		$14.66		$12.29		$10.57
Total Return**	(8.82)%		12.49%		4.12%		26.45%		17.75%		27.97%
Net Assets, End of Period (in thousands)	$28,060		$33,781		$27,819		$22,472		$14,889		$13,068
Average Net Assets for the Period (in thousands)	$31,441		$27,096		$21,523		$18,976		$14,438		$9,399
Ratio of Gross Expenses to Average Net Assets***(5)	1.50%		1.51%		1.73%		1.75%		1.75%		1.75%
Ratio of Net Expenses to Average Net Assets***(5)	1.50%		1.50%		1.72%		1.74%		1.75%		1.75%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.31%		(0.22)%		(0.43)%		(0.20)%		(0.19)%		(0.81)%
Portfolio Turnover Rate***	59%		71%		53%		45%		67%		45%

*  See Note 3 in Notes to Financial Statements.

**  Total return not annualized for periods of less than one full year.

***  Annualized for periods of less than one full year.

(1)  Period from December 31, 2002 (inception date) through July 31, 2003.

(2)  Payment from affiliate aggregate less than $.01 on a per share basis for the fiscal year or period ended.

(3)  During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.

(4)  During the fiscal year Janus Capital and/or Janus Services fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

(5)  See Note 4 in Notes to Financial Statements.

(6)  Effective April 21, 2003, Berger Small Cap Value Fund II was reorganized into Class S Shares (formerly named Class I Shares) of the Fund.

(7)  For the ten month fiscal period ended July 31, 2003.

See Notes to Financial Statements.
28 Janus Adviser Series January 31, 2008

Notes to Schedules of Investments (unaudited)

Lipper Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Russell 2000® Value Index	Measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Value Index	Measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor's (''S&P'') 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

  *  Non-income-producing security.

  **  A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates.

  #  Loaned security; a portion or all of the security is on loan at January 31, 2008.

  †  The security is purchased with the cash collateral received from securities on loan (Note 1).

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales and/or securities with extended settlement dates as of January 31, 2008 are noted below.

Fund	Aggregate Value
Janus Adviser Mid Cap Value Fund	$5,571,484

The interest rate on floating rate notes is based upon an index or market interest rates and is subject to change. Rates in the security description are as of January 31, 2008

Janus Adviser Series January 31, 2008 29

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Adviser Mid Cap Value Fund and Janus Adviser Small Company Value Fund (collectively the "Funds" and individually a "Fund") are series funds. The Funds are part of Janus Adviser Series (the "Trust"), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust offers twenty-eight funds, which include multiple series of shares with differing investment objectives and policies.

The Funds invest primarily in equity securities. Each Fund is classified as diversified as defined in the 1940 Act.

Each Fund in this report currently offers five classes of shares: Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other intermediaries. Class C Shares have a minimum initial investment requirement.

Class I Shares are offered only through certain types of financial intermediaries and to certain institutional investors. Class I Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Networking and/or omnibus account fees may be paid by the Funds to financial intermediaries for Class I Shares processed through certain securities clearing systems. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Class I Shares are not offered directly to individual investors. Class I Shares have an aggregate account balance requirement.

Class R Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

Class S Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisers, and other financial intermediaries.

Effective September 30, 2002 the initial class of shares was designated as Class I Shares and a second class of shares, Class C Shares was added. Effective September 30, 2004, two additional classes were added to the Trust and designated as Class A Shares and Class R Shares. Effective November 28, 2005, the existing Class I Shares were renamed Class S Shares and a new Class I Shares was added to the Trust.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange ("NYSE"). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the net asset value ("NAV") is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds' Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or nonpublic securities. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based

30 Janus Adviser Series January 31, 2008

upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Expenses are allocated daily to each class of shares based on the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Each Fund bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class.

Securities Lending

Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC ("Janus Capital") makes efforts to balance the benefits and risks from granting such loans.

The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission ("SEC"). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the "Lending Agent") may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Funds and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of January 31, 2008 the following Fund had on loan securities valued as indicated:

Fund	Value at January 31, 2008
Janus Adviser Mid Cap Value Fund	$42,554,498

As of January 31, 2008, the following Fund received cash collateral for securities lending activity as indicated:

Fund	Cash Collateral at January 31, 2008
Janus Adviser Mid Cap Value Fund	$43,865,561

As of January 31, 2008, all cash collateral received by the Fund was invested in the Allianz Dresdner Daily Asset Fund except as noted in the following table:

Fund	Time Deposits
Janus Adviser Mid Cap Value Fund	11,156,301

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Funds' direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Funds' portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending

Pursuant to an exemptive order received from the SEC, each Fund may be party to an interfund lending agreement between the Fund and other Janus Capital sponsored mutual funds, which permits it to borrow or lend cash at a rate beneficial to both the borrowing and lending funds. Outstanding borrowings from all sources totaling 10% or more of a borrowing Fund's total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions

The Funds may enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "net realized gain/(loss) from investment and foreign currency transactions" on the Statement of Operations (if applicable).

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Short Sales

The Funds may engage in "short sales against the box." Short sales against the box involve either selling short a security that the Fund owns, or selling short a security that the Fund has

Janus Adviser Series January 31, 2008 31

Notes to Financial Statements (unaudited) (continued)

the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities by locking in gains. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Funds may also engage in other short sales. A Fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Fund's short sale positions will not exceed 10% of its assets. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Fund may recognize upon termination of a short sale. Short sales held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Futures Contracts

The Funds may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Funds may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as "Net realized gain/(loss) from futures contracts" on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Funds' custodian.

Options Contracts

The Funds may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash ''exercise settlement amount'' equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed ''index multiplier.'' Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as "Options written at value" (if applicable). Realized gains and losses are reported as "Net realized gain/(loss) from options contracts" on the Statement of Operations (if applicable). The following Fund recognized realized gains/(losses) for written options during the six-month period ended January 31, 2008 as indicated in the table below.

Fund	Gains/(Losses)
Janus Adviser Mid Cap Value Fund	($488,004)

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market

32 Janus Adviser Series January 31, 2008

price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movement in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds' hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the six-month period ended January 31, 2008 was as follows:

Call Options	Number of Contracts	Premiums Received
Janus Adviser Mid Cap Value Portfolio
Options Outstanding at July 31, 2007	–	$–
Options written	390	79,050
Options closed	–	–
Options expired	(390)	(79,050)
Options exercised	–	–
Options outstanding at January 31, 2008	–	$–
Put Options	Number of Contracts	Premiums Received
Janus Adviser Mid Cap Value Portfolio
Options Outstanding at July 31, 2007	–	$–
Options written	106,343	2,889,365
Options closed	–	–
Options expired	(45,684)	(845,055)
Options exercised	–	–
Options outstanding at January 31, 2008	60,659	$2,044,310

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation on investments and foreign currency translation arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

Initial Public Offerings

The Funds may invest in initial public offerings ("IPOs"). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

Equity-Linked Structured Notes

The Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Restricted Security Transactions

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions

The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually. The majority of dividends and capital gains distributions from a Fund may be automatically reinvested into additional shares of that Fund, based upon the discretion of the shareholder.

The Funds have made certain investments in real estate investment trusts ("REITs") which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT's taxable

Janus Adviser Series January 31, 2008 33

Notes to Financial Statements (unaudited) (continued)

earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and also applies to all open tax years as of the date of effectiveness. Management has evaluated the Funds' tax positions taken on federal income tax returns for purposes of implementing the Interpretation and has determined that no provision for income tax is required in the Funds' financial statements. Management is not aware of any events that are reasonably possible to occur that would result in any unrecognized future tax benefits significantly impacting the Funds.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157"), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, the Funds will be required to disclose the extent to which fair value is used to measure assets and liabilities and the inputs used to develop the measurements.

2. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds pay a monthly advisory fee to Janus Capital based upon average daily net assets and calculated at the annual rate shown in the table below for each Fund.

Fund	Average Daily Net Assets of Fund	Management Fee (%)
Janus Adviser Mid Cap Value Fund	All Asset Levels	0.64
Janus Adviser Small Company Value Fund	All Asset Levels	0.74

For Janus Adviser Mid Cap Value Fund, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark, as shown below:

Fund	Benchmark Index
Janus Adviser Mid Cap Value Fund	Russell Midcap® Value Index

Any performance adjustment for Janus Mid Cap Value Fund commenced on February 1, 2007, prior to which only the base fee rate applied. The calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by the Fund consists of two components: (i) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (ii) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007 for Janus Adviser Mid Cap Value Fund. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee

34 Janus Adviser Series January 31, 2008

even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares against the investment record of the benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

The Fund's prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment. During the six-month period ended January 31, 2008, Janus Adviser Mid Cap Value Fund recorded a positive Performance Adjustment of $215,430.

Perkins, Wolf, McDonnell and Company, LLC ("Perkins") serves as subadviser to Janus Adviser Mid Cap Value Fund. As compensation for its services, Perkins receives directly from the Fund a fee equal to 50% of Janus Capital's management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins' investment advisory business.

Janus Services LLC ("Janus Services"), a wholly-owned subsidiary of Janus Capital is the Funds' transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.

A networking and/or omnibus account fee may be imposed on Class A Shares, Class C Shares and Class I Shares for fees charged by intermediaries with respect to processing orders in Fund shares.

Janus Distributors LLC ("Janus Distributors"), a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds at an annual rate, as determined from time to time by the Board of Trustees, of 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average net assets, of up to 0.50% of the Class R Shares average daily net assets and of up to 0.25% of the Class S Shares average net assets. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may be less than distribution and service expenses actually incurred by the Fund. Additionally, distribution and service expenses actually incurred may be less than payments under the Plan. Under the Plan, if any Fund's actual distribution and service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be reimbursed for the difference.

Janus Capital has agreed until at least December 1, 2009 to reimburse the following Funds by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, excluding any class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares, the administrative services fees applicable to Class R Shares and Class S Shares, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as Excess Expense Reimbursement on the Statement of Operations.

Fund	Expense Limit (%)
Janus Adviser Mid Cap Value Fund	0.74
Janus Adviser Small Company Value Fund	1.00

During the six-month period ended January 31, 2008 and the fiscal year ended July 31, 2007, Janus Services reimbursed the following Fund as a result of dilutions caused by incorrectly processed shareholder activity. Reimbursements are included in "Payment from affiliate" on the Statements of Changes in Net Assets.

Fund	For the six-month period ended January 31, 2008
Janus Adviser Mid Cap Value Fund – Class A Shares	$2,816
Janus Adviser Mid Cap Value Fund – Class S Shares	339
Fund	For the fiscal year ended July 31, 2007
Janus Adviser Mid Cap Value Fund – Class A Shares	$4,483
Janus Adviser Mid Cap Value Fund – Class C Shares	691
Janus Adviser Mid Cap Value Fund – Class S Shares	268

Janus Adviser Series January 31, 2008 35

Notes to Financial Statements (unaudited) (continued)

For the six-month period ended January 31, 2008, Janus Capital assumed $18,230 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the "Portfolios") in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Portfolios based on the Portfolios' respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios' respective net assets on July 31, 2004. These "Non-recurring costs" and "Costs assumed by Janus Capital" are shown on the Statement of Operations.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer. Effective January 1, 2006, the Funds began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $83,430 was paid by the Trust during the six-month period ended January 31, 2008. Each Fund's portion is reported as part of "Other Expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the "Deferred Plan") for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of January 31, 2008 on the Statement of Assets and Liabilities as an asset, "Non-interested Trustees' deferred compensation," and a liability, "Non-interested Trustees' deferred compensation fees." Additionally, the recorded unrealized appreciation/(depreciation) is included in "Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended January 31, 2008 are included in "Non-interested Trustees' fees and expenses" on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended January 31, 2008.

Class A Shares may include a contingent deferred sales charge of up to 1.00% imposed on certain redemptions of shares bought without an initial sales charge, which may be waived for certain investors. During the six-month period ended January 31, 2008, there were no redeeming shareholders of Class A Shares that paid the contingent deferred sales charges.

Class C Shares include a 1.00% contingent deferred sales charge paid by the redeeming shareholder. The contingent deferred sales charge applies to shares redeemed within 12 months of purchase. The redemption price may differ from the net asset value per share.

During the six-month period ended January 31, 2008, redeeming shareholders of Class C Shares paid the following contingent deferred sales charges:

Fund (Class C Shares)	Contingent Deferred Sales Charge
Janus Adviser Mid Cap Value Fund	$4,903
Janus Adviser Small Company Value Fund	141

Class A Shares include a 5.75% upfront sales charge of the offering price for the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries.

During the six-month period ended January 31, 2008, Janus Distributors retained the following upfront sales charge:

Fund (Class A Shares)	Upfront Sales Charge
Janus Adviser Mid Cap Value Fund	$3,920
Janus Adviser Small Company Value Fund	273

The Funds' expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in "Expense and Fee Offset" on the Statement of Operations. The transfer agent fee offsets received during the period reduce Transfer Agent Fees and Expenses. Custodian offsets received reduce Custodian Fees. The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

36 Janus Adviser Series January 31, 2008

The Funds may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended January 31, 2008, the following Funds recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases Shares/Cost	Sales Shares/Cost	Dividend Income	Value at 1/31/08
Janus Institutional Cash Management Fund – Institutional Shares
Janus Adviser Mid Cap Value Fund	$55,489,307	$101,101,206	$869,131	$–
Janus Adviser Small Company Value Fund	5,866,323	5,985,230	21,207	1,203,060
	$61,355,630	$107,086,436	$890,338	$1,203,060
Janus Institutional Money Market Fund – Institutional Shares
Janus Adviser Mid Cap Value Fund	$77,320,498	$86,378,498	$87,486	$–
Janus Adviser Small Company Value Fund	7,438,266	11,435,642	39,649	413,940
	$84,758,764	$97,814,140	$127,135	$413,940

3. FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of January 31, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and partnerships.

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
Janus Adviser Mid Cap Value Fund	$879,276,190	$67,226,409	$(64,299,831)	$2,926,578
Janus Adviser Small Company Value Fund	47,113,327	6,120,787	(6,239,848)	(119,061)

Net capital loss carryovers as of July 31, 2007 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The table below shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
for the year ended July 31, 2007

Fund	July 31, 2009	July 31, 2010	Accumulated Capital Losses
Janus Adviser Mid Cap Value Fund(1)	$(133,949)	$(457,352)	$(591,301)
Janus Adviser Small Company Value Fund	–	–	–

(1) Capital loss carryovers subject to annual limitations.

During the year ended July 31, 2007, the following capital loss carryovers were utilized by the Funds as indicated in the table below.

Fund	Capital Loss Carryover Utilized
Janus Adviser Mid Cap Value Fund	$197,100

Janus Adviser Series January 31, 2008 37

Notes to Financial Statements (unaudited) (continued)

4. EXPENSE RATIOS

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement).

Listed below are the gross expense ratios for the Funds that would be in effect, absent the waiver of certain fees and offsets.

For the six-month period ended January 31, 2008 (unaudited)
and for each fiscal year or period ended July 31

	Class A Shares				Class C Shares							Class I Shares
Fund	2008(1)	2007(1)	2006(1)	2005(1)(2)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003		2008(1)	2007(1)	2006(1)(3)
Janus Adviser Mid Cap Value Fund	1.10%	0.92%	1.17%	1.08%	1.87%	1.72%	1.93%	2.03%	2.44%	9.97	%(4)	0.75%	0.65%	0.86%
Janus Adviser Small Company Value Fund	1.69%	1.46%	2.13%	1.92%	2.37%	2.37%	2.60%	2.68%	3.23%	10.53	%(5)	1.13%	1.31%	1.88%

(1)  The effect of non-recurring costs assumed by Janus Capital Management LLC (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(2)  Period from September 30, 2004 (inception date) through July 31, 2005.

(3)  Period from November 28, 2005 (inception date) through July 31, 2006.

(4)  Period from December 31, 2002 (inception date) through July 31, 2003.

(5)  Period from April 21, 2003 (inception date) through July 31, 2003.

(6)  Period from October 1, 2002 through July 31, 2003.

38 Janus Adviser Series January 31, 2008

	Class R Shares				Class S Shares
Fund	2008(1)	2007(1)	2006(1)	2005(1)(2)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003
Janus Adviser Mid Cap Value Fund	1.51%	1.41%	1.58%	1.68%	1.25%	1.15%	1.33%	1.52%	1.94%	6.50	%(4)
Janus Adviser Small Company Value Fund	1.88%	2.07%	2.38%	5.06%	1.61%	1.81%	2.10%	2.12%	2.67%	2.93	%(6)

Janus Adviser Series January 31, 2008 39

Notes to Financial Statements (unaudited) (continued)

5. CAPITAL SHARE TRANSACTIONS

For the six-month period ended January 31, 2008 (unaudited) and the fiscal year ended July 31, 2007	Janus Adviser Mid Cap Value Fund		Janus Adviser Small Company Value Fund
(all numbers in thousands)	2008	2007	2008	2007
Transactions in Fund Shares - Class A Shares
Shares sold	5,103	7,553	609	386
Reinvested dividends and distributions	1,140	299	19	–
Shares repurchased	(1,644)	(1,725)	(214)	(20)
Net Increase/(Decrease) in Fund Shares	4,599	6,127	414	366
Shares Outstanding, Beginning of Period	17,738	11,611	390	24
Shares Outstanding, End of Period	22,337	17,738	804	390
Transactions in Fund Shares - Class C Shares
Shares sold	370	934	49	131
Reinvested dividends and distributions	67	19	6	2
Shares repurchased	(301)	(336)	(24)	(40)
Net Increase/(Decrease) in Fund Shares	136	617	31	93
Shares Outstanding, Beginning of Period	2,480	1,863	158	65
Shares Outstanding, End of Period	2,616	2,480	189	158
Transactions in Fund Shares - Class I Shares
Shares sold	3,651	11,825	9	23
Reinvested dividends and distributions	727	56	1	1
Shares repurchased	(1,390)	(1,281)	(8)	(11)
Net Increase/(Decrease) in Fund Shares	2,988	10,600	2	13
Shares Outstanding, Beginning of Period	12,103	1,503	30	17
Shares Outstanding, End of Period	15,091	12,103	32	30
Transactions in Fund Shares - Class R Shares
Shares sold	157	170	104	145
Reinvested dividends and distributions	11	2	16	9
Shares repurchased	(51)	(93)	(75)	(86)
Net Increase/(Decrease) in Fund Shares	117	79	45	68
Shares Outstanding, Beginning of Period	195	116	321	253
Shares Outstanding, End of Period	312	195	366	321
Transactions in Fund Shares - Class S Shares
Shares sold	1,880	3,492	505	1,374
Reinvested dividends and distributions	265	97	94	46
Shares repurchased	(2,048)	(2,615)	(689)	(1,202)
Net Increase/(Decrease) in Fund Shares	97	974	(90)	218
Shares Outstanding, Beginning of Period	5,458	4,484	2,105	1,887
Shares Outstanding, End of Period	5,555	5,458	2,015	2,105

40 Janus Adviser Series January 31, 2008

6. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six-month period ended January 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities, option contracts and mortgage dollar roll transactions) were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Janus Adviser Mid Cap Value Fund	$440,336,887	$292,791,975	$–	$–
Janus Adviser Small Company Value Fund	21,901,559	14,210,913	–	–

7. PENDING LEGAL MATTERS

In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the district court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. The appeal is still pending and argument in the matter was held in December 2007. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The

Janus Adviser Series January 31, 2008 41

Notes to Financial Statements (unaudited) (continued)

respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

42 Janus Adviser Series January 31, 2008

Additional Information (unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov. Additionally, information regarding each Fund's proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC's website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund's Form N-Q: (i) is available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Adviser Series, none of whom has ever been affiliated with Janus Capital ("Independent Trustees"), oversee the management of each Fund and, as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the five Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed a substantial amount of information provided by Janus Capital and the respective subadvisers in response to requests of the Independent Trustees and their independent legal counsel. They also received and reviewed a considerable amount of information and analysis provided by their independent fee consultant. Throughout their consideration of the agreements, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 14, 2007, based on their evaluation of the information provided by Janus Capital, the subadvisers and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from February 1, 2008 through February 1, 2009 (January 1, 2008 through January 1, 2009 for Janus Adviser INTECH Risk-Managed Core Fund, and excluding those Funds whose agreements are already in effect for an initial term through February 1, 2009), subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees' determination to approve the continuation of the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective and strategy of each Fund, the knowledge of the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, especially those who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Funds' administrator, monitoring adherence to the Funds' investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees, communicating with shareholders, and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and/or the subadviser

Janus Adviser Series January 31, 2008 43

Additional Information (unaudited) (continued)

to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements; that, taking into account steps taken to address those Funds whose performance lagged that of the median of their peers for certain periods, the quality of those services had been consistent with or superior to quality norms in the industry; and that the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its continuing ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the investment performance of each Fund over various time periods. They reviewed information comparing each Fund's performance with the performance of comparable funds and peer groups identified by Lipper Inc., an independent provider of investment company data, and with the Fund's benchmark index. They concluded that the performance of many Funds was good to very good under current market conditions. Although the performance of some Funds lagged that of the median of their peers for certain periods, the Trustees also concluded that Janus Capital had taken appropriate steps to address those instances of under-performance and that the more recent performance of most of those Funds had been improving.

Costs of Services Provided

The Trustees examined information on the fees and expenses of each Fund in comparison to similar information for comparable funds as provided by Lipper. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and administrative) fees for most of the Funds, after contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by Lipper.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital to its separate account clients and to its subadvised funds (for which Janus Capital provides only services related to portfolio management). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, Trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, the Trustees noted that the spread between the average fee rates charged to the Funds and the fee rates that Janus Capital charged to its separate account clients was significantly smaller than the average spread for such fee rates of other advisers, based on publicly available data and research conducted by their independent fee consultant.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology used in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. They also reviewed the financial statements of Janus Capital's parent company and its corporate structure. In their review, the Trustees considered whether Janus Capital and each subadviser receives adequate incentives to manage the Funds effectively. They recognized that profitability comparisons among investment advisers are difficult because very little comparative information is publicly available and profitability of any adviser is affected by numerous factors, including the organizational structure of the particular adviser, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the adviser's capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that Janus Capital's profitability with respect to each Fund in relation to the services rendered was not unreasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees payable by Janus Capital or the Funds to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Janus Capital and the subadvisers charge to other clients. They also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment

44 Janus Adviser Series January 31, 2008

performance of the Fund and any expense limitations agreed to by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although most Funds pay advisory fees at a fixed rate as a percentage of net assets, without any breakpoints, the management fee rate paid by each Fund, after any contractual expense limitations, was below the mean management fee rate of the Fund's peer group selected by Lipper; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds declined in the past few years, those Funds benefited from having advisory fee rates that remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for several Funds that will cause the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through lower charges of third-party service providers, based on the combined scale of all of the Funds. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and that the transfer agent receives compensation from certain share classes of the Funds for services provided. They also considered Janus Capital's past and proposed use of commissions paid by Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting those Funds and/or other clients of Janus Capital. The Trustees concluded that Janus Capital's use of "soft" commission dollars of a Fund to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit the Funds. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They also concluded that Janus Capital benefits from the receipt of proprietary and third-party research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital's receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that success of any Fund could attract other business to Janus Capital or other Janus funds and that the success of Janus Capital could enhance Janus Capital's ability to serve the Funds.

After full consideration of the above factors, as well as other factors, all of the Trustees, all of whom are Independent Trustees, concluded that the proposed continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, was in the best interest of the respective Funds and their shareholders.

Janus Adviser Series January 31, 2008 45

Explanations of Charts, Tables and
Financial Statements (unaudited)

1. PERFORMANCE OVERVIEWS

Performance overview graphs compare the performance of a hypothetical $10,000 investment in each Fund (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a Fund invested in the index.

Average annual total returns are also quoted for each class of a Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund Shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting a Fund's unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects a Fund's subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended July 31, 2007. The ratios also include expenses indirectly incurred by the Fund as a result of investing in other investment companies or pooled investments, which are not reflected in the "Financial Highlights" of this report. As a result, these ratios may be higher or lower than those shown in the "Financial Highlights" in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2. SCHEDULES OF INVESTMENTS

Following the performance overview section is each Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in each Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2A. FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2B. FUTURES

A table listing futures contracts follows each Fund's Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2C. OPTIONS

A table listing written options contracts follows each Fund's Schedule of Investments (if applicable). Written options contracts are contracts that obligate to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

46 Janus Adviser Series January 31, 2008

3. STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value ("NAV") per share on the last day of the reporting period for each class of the Fund. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4. STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Fund holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Funds.

The next section reports the expenses incurred by the Funds, including the advisory fee paid to the investment adviser, and transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Funds. The Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds during the reporting period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

5. STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you will notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdrawals via redemptions. Each Funds' net assets will increase and decrease in value as investors purchase and redeem shares from the Funds.

6. FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value ("NAV") for current and past reporting periods for each class of the Fund. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

Janus Adviser Series January 31, 2008 47

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in a Fund. Portfolio turnover is affected by market conditions, changes in the size asset of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

48 Janus Adviser Series January 31, 2008

Notes

Janus Adviser Series January 31, 2008 49

Janus provides access to a wide range of investment disciplines.

Growth

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core funds seek investments in more stable and predictable companies. These funds look for a strategic combination of steady growth and for certain funds, some degree of income.

Risk-Managed

Our risk-managed funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more "efficient" portfolio than the index.

Value

Janus value funds invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company's true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global

Janus international and global funds seek to leverage Janus' research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Bond & Money Market

Janus bond funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

151 Detroit Street

Denver, CO 80206

1-800-525-0020

Funds distributed by Janus Distributors LLC (3/08)

C-0308-023  108-24-700 03-08

Item 2	-	Code of Ethics
Not applicable to semiannual reports.

Item 3	-	Audit Committee Financial Expert
Not applicable to semiannual reports.

Item 4	-	Principal Accountant Fees and Services
Not applicable to semiannual reports.

Item 5	-	Audit Committee of Listed Registrants
Not applicable.

Item 6	-	Schedule of Investments
Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

Item 7	-	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8	-	Portfolio Managers of Closed-End Management Investment Companies
Not applicable.

Item 9	-	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.

Item 10	-	Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11	-	Controls and Procedures

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12	-	Exhibits

	(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

	(a)(3)	Not applicable to open-end companies.

(b)

A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Adviser Series

By:	/s/ Andrew J. Iseman
Andrew J. Iseman,
President and Chief Executive Officer of Janus Adviser Series (Principal Executive Officer)

Date:  March 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew J. Iseman
Andrew J. Iseman,
President and Chief Executive Officer of Janus Adviser Series (Principal Executive Officer)

Date:  March 28, 2008

By:	/s/ Jesper Nergaard
Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Adviser Series (Principal Accounting Officer and Principal Financial Officer)

Date:  March 28, 2008